UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2022—August 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2023
Vanguard Explorer Value™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12
Liquidity Risk Management	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Explorer Value Fund returned 7.43%, outpacing the 5.74% return of its benchmark, the Russell 2500 Value Index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks, including the Federal Reserve, fanned fears of recession, the economy proved more resilient than expected.
•	For the benchmark index, five industry sectors posted double-digit gains. Industrials was the standout, gaining about 24%. Five industry sectors, including financials and real estate, posted negative returns.
•	Compared with its benchmark index, security selection in a number of sectors, including industrials, information technology, consumer staples, and consumer discretionary, added value. The fund’s holdings in communication services detracted the most from relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

Advisors’ Report
For the fiscal year ended August 31, 2023, Vanguard Explorer Value Fund returned 7.43%, outperforming the 5.74% return of its benchmark, the Russell 2500 Value Index. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period under review and of how their portfolio positioning reflects this assessment. The Frontier Capital Management discussion refers to industry sectors as defined by the Industry Classification Benchmark rather than by the Global Industry Classification Standard used elsewhere in this report. These comments were prepared on September 12, 2023.
Frontier Capital Management Co., LLC
Portfolio Managers:
William A. Teichner, CFA,
Managing Partner
Rushan (Greg) Jiang, CFA,
Vice President
Stock selection and, to a lesser extent, sector selection added value in the
Frontier portion of the fund. Overall, industrials, technology, financials, and health care were areas of strength.
The portfolio’s 10 best-contributing stocks were spread over three sectors and included six names in industrials, three in technology, and one in financials. Our holdings in industrials consisted of a producer of heat transfer products, two distributors of building materials, a trucking company, a producer of cement and gypsum wallboard, and a maker of cables and connectors.
The top contributor was Modine Manufacturing, a manufacturer of thermal management products for end markets such as commercial refrigeration, data centers, power generation, and off-highway vehicles. Modine exceeded consensus earnings estimates over the past four quarters. Furthermore, management provided an optimistic business outlook for the current fiscal year. A new CEO has been executing a turnaround to focus the firm on higher growth and more profitable end markets, such as data centers and electric vehicles.
In the data center market, Modine provides critical cooling solutions for power-intensive applications such as cloud computing and artificial intelligence. Revenues from this segment grew approximately 60% in the past fiscal year. We believe Modine remains attractive based on our estimate of the enterprise’s long-term earnings power.
The portfolio’s 10 largest detractors were spread over seven sectors and included

2

three financial companies, two consumer discretionary holdings, and one position each from technology, health care, industrials, real estate, and energy. The three financial companies were banks based in Florida, New York, and Tennessee.
Regional banks underperformed in the aftermath of the banking crisis in March, when regulators took over two significant banks. These banks had very high ratios of uninsured deposits as a percentage of total deposits, making them particularly vulnerable to bank runs when customers became concerned about the safety of their deposits. Furthermore, one of the banks had large unrealized losses in its bond investment portfolio that would have nearly wiped out its entire equity value. A third bank that collapsed in May had a combination of these issues.
Since before the crisis, we have maintained an underweight position in banks. We believe our holdings in this segment have well-managed operations and strong capitalization, although investor sentiment for banks may remain negative in the near term.
The largest detractor was Florida-based BankUnited. Consistent with the industry, the stock declined after the crisis in March but has partially rebounded as the banking collapse was primarily confined to just three institutions. Unlike the failed banks, BankUnited has a much lower level of uninsured deposits as a percentage of total deposits. Additionally, the fair value of its bond portfolio is very similar to what it reports on its balance sheet. We find the stock attractive because it sells for a fraction of its tangible book value.
During the fiscal year, we bought 14 new stocks and exited 13 holdings. We also received shares in a company that was spun out from an existing holding. The new stocks were spread across seven sectors: basic materials, consumer discretionary, energy, health care, industrials, real estate, and technology. The stocks that we sold also spanned seven sectors: consumer discretionary, energy, financials, health care, industrials, real estate, and technology.
Cardinal Capital Management, L.L.C.
Portfolio Managers:
Eugene Fox III, Managing Partner
Robert B. Kirkpatrick, CFA, Managing Partner
Rachel D. Matthews, Partner
Robert H. Fields, Partner
For the 12 months ended August 31, 2023, the Russell 2500 Value Index rose 5.74%. Most of the gains came in the last three months of the fiscal year, as the index remained relatively unchanged from the beginning of the period until early June 2023 despite demonstrating volatility.
Macroeconomic and COVID-19-related factors drove the equity market as investors remained cautious given lingering fears of recession, despite resilient economic performance overall. Pandemic-related fiscal and monetary
3

stimulus and commodity-related supply disruptions exacerbated by the war in Ukraine combined to drive inflation higher, which compelled the Federal Reserve to aggressively raise short-term interest rates.
The rapid pace of the increases hurt the stock performance of leveraged companies and substantially slowed mergers-and-acquisitions activity, which resulted in lower valuations for many high-quality businesses that would normally be attractive to strategic and financial buyers. Unlike in past periods of rising interest rates, lower-quality businesses led the equity market higher as they benefited from transitory pandemic-related supply shortages and consumer behavior changes.
Although it is difficult to predict precisely when these macroeconomic headwinds will abate, we are likely close to the end because the inflation rate is falling as monetary policy has tightened. Meanwhile, COVID-19-related disruptions and consumer behavior changes have begun to normalize, with the lingering question being the duration of the adjustment period. However, recession concerns are unlikely to dissipate until short-term interest rates stabilize following an approximately tenfold increase over the past 15 months.
We made modest changes to the portfolio, as our team believes the current market is overly focused on short-term fundamentals. We reduced positions where we had less conviction in the long-term fundamentals and where valuations fully reflected the companies’ attractive prospects. We added to investments where near-term expectations were low but long-term fundamentals remained sound.
The primary relative detractors were investments in the consumer discretionary, information technology, materials, communication services, and financial sectors. In consumer discretionary, the share price of Victoria’s Secret fell after the retailer lowered its annual guidance, as the company became more promotional because of increased customer price sensitivity. Also, the stock price of retailer Leslie’s lagged its peers after it reduced guidance on weaker sales, as customers had pool chemical supplies left over from last year and displayed greater price sensitivity.
In information technology, the share price of Verint Systems fell after the company, a provider of customer engagement software, reported weak bookings because of an elongated sales cycle in the current weak IT spending environment. In materials, shares of Silgan Holdings, FMC, and Ashland underperformed, primarily because of inventory destocking among their customers. With supply disruptions generally resolved and inventory costs rising, companies are cutting back on purchases despite stable end-market demand. This behavior caused the three portfolio companies to reduce their 2023 earnings guidance, but the impact should not affect their normalized cash flows.
In communication services, weak relative performance resulted from a higher
4

allocation to the underperforming sector. In financials, PacWest Bancorp’s stock price fell precipitously, with the failure of Silicon Valley Bank leading to deposit outflows because it also had venture-capital deposits, though they represented a significantly smaller proportion of its balance sheet. Although PacWest’s liquidity position is solid, the bank’s actions to ensure depositor liquidity will depress earnings. Toward the end of the period, PacWest and Banc of California announced an all-stock merger, which will accelerate the pace of PacWest’s plan to return to its community banking roots.
The main contributors to relative performance were not owning poorly performing utilities, and an investment in consumer staples holding Spectrum Brands. The company entered into a settlement with the U.S. Department of Justice and closed the sale of its Hardware and Home Improvement Division to ASSA ABLOY AB for $3.8 billion, after taxes and fees.
Despite this period of underperformance, we remain confident that our strategy will add value over time. We have experienced similar periods when macroeconomic factors caused our approach to become out of favor. In each case, relative performance has recovered. In addition, the valuation of our portfolio is compelling in absolute and relative terms, and many companies are attractive acquisition targets.
This view is supported by the fact that over 30% of portfolio companies repurchased their shares or opportunistically deployed capital in recent months. Portfolio examples of this recent pickup in capital deployment include Gaming & Leisure Properties financing a Hard Rock Casino project in Illinois; Magnolia Oil & Gas announcing an acquisition of additional oil- and gas-producing properties in Giddings, Texas; Spectrum Brands entering into a $500 million accelerated share repurchase program; and Lithia Motors acquiring additional automobile dealerships. We have also recently seen significant insider purchases by the CEOs of some portfolio holdings, including Spectrum Brands, RB Global, and Ziff Davis.
We believe that these actions are important because they show that corporate investors are beginning to extend their investing time horizon and that asset values based on normalized numbers have become very inexpensive. Stability in interest rates should fuel these trends and extend them to public investors. We expect both of these developments to be positive for the portfolio’s relative performance.
Ariel Investments, LLC
Portfolio Managers:
John W. Rogers, Jr.,
Chairman, Co-CEO & Chief Investment Officer
Kenneth E. Kuhrt, CPA,
Executive Vice President
Markets worldwide proved resilient over the past 12 months, despite a wild ride of
5

volatility. The dominating performance of the “magnificent seven” (Apple, Amazon, Alphabet, Meta Platforms, Microsoft, NVIDIA, and Tesla) and excitement for artificial intelligence technologies overshadowed a potential debt-ceiling breach, a brief banking crisis, ongoing inflationary pressures, and the prospect of even higher interest rates.
Meanwhile, the U.S. economy continues to show signs of cooling, as tightening credit conditions weigh on consumer and business confidence. Although some investors remain cautiously optimistic that policymakers will engineer a gentle slowdown, others fear a Fed-induced hard landing. As the market swings from one scenario to another, our sole consideration of recent events and macroeconomic developments is to assess their effect on the long-term intrinsic worth of our holdings over the next 5 to 10 years.
As we look to the future, we are adjusting our portion of the fund to the new rate environment. The “higher-for-longer” rate regime will likely present headwinds to corporate earnings growth and change the capital return on investments that businesses make. Accordingly, we believe that owning high-quality companies with sustainable business models, low leverage, and robust balance sheets will deliver stronger returns over the long run.
During the year ended August 31, 2023, positive sector allocation and stock selection drove the performance of our portion of the fund. At the sector level, robust selection within consumer discretionary contributed most to results, while investment choices within industrials detracted most. In addition, our underweight allocation to, and solid selection in, financials contributed to strong relative performance.
In our view, balance sheets of U.S. financial institutions and households are generally in good shape, and we are cautiously optimistic that this will protect against a severe downturn. Meanwhile, inclusive of recent gains, our holdings are trading at a significant discount to our internal estimate of private market value. Knowing that today’s decisions will drive years of future returns, we remain laser-focused on following our philosophy; doubling down on names that we know, like, and already own; and considering new ideas while working within our circle of competence. Meanwhile, balance-sheet analysis dominates all of our discussions.
We firmly believe that the patient investor who stays the course and owns differentiated businesses at reasonable prices will reap superior returns over the long run.
6

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co., LLC	45	429	The advisor selects stocks by identifying companies it believes are underpriced relative to their long-term value. These companies are generally inexpensive and have low price-to-book and price-to-earnings ratios.
Cardinal Capital Management, L.L.C.	37	356	The advisor seeks stocks that are able to generate excess cash flow and reinvest the cash to increase shareholder value.
Ariel Investments, LLC	17	160	The advisor seeks to take advantage of the market’s short-term view to drive long-term results for shareholders. It favors companies with strong brands and franchises that produce or deliver high-quality products or services.
Cash Investments	1	14	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
7

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
8

Six Months Ended August 31, 2023
Explorer Value Fund	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,001.50	$2.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.74	2.50
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
9

Explorer Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Value Fund	7.43%	4.20%	8.08%	$21,751
Russell 2500 Value Index	5.74	4.81	8.07	21,734
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461
See Financial Highlights for dividend and capital gains information.
10

Explorer Value Fund
Fund Allocation
As of August 31, 2023
Communication Services	6.0%
Consumer Discretionary	13.0
Consumer Staples	2.3
Energy	5.9
Financials	14.5
Health Care	7.0
Industrials	20.8
Information Technology	9.8
Materials	9.6
Real Estate	10.0
Utilities	1.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
11

Explorer Value Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.3%)
Communication Services (5.7%)
	Nexstar Media Group Inc.	106,926	17,408
*	Ziff Davis Inc.	172,726	11,512
	Interpublic Group of Cos. Inc.	150,917	4,921
[1]	Manchester United plc Class A	194,969	4,447
	John Wiley & Sons Inc. Class A	114,357	4,250
*	Madison Square Garden Entertainment Corp.	104,754	3,362
*	Sphere Entertainment Co.	92,795	3,253
	Madison Square Garden Sports Corp.	16,358	2,912
	Paramount Global Inc. Class B	187,272	2,826
			54,891
Consumer Discretionary (12.4%)
	Lithia Motors Inc.	45,531	14,024
*	Modine Manufacturing Co.	204,316	9,723
*	Royal Caribbean Cruises Ltd.	84,516	8,362
*	Adtalem Global Education Inc.	180,950	7,934
*	OneSpaWorld Holdings Ltd.	659,627	7,546
	Kontoor Brands Inc.	152,694	6,992
	LCI Industries	52,637	6,594
*	Victoria's Secret & Co.	328,715	6,305
*	Mattel Inc.	273,639	6,064
	Cheesecake Factory Inc.	176,724	5,629
	Boyd Gaming Corp.	70,401	4,708
*	Asbury Automotive Group Inc.	18,400	4,232
	Gentex Corp.	126,453	4,130
*	Helen of Troy Ltd.	32,475	3,992
*	Leslie's Inc.	570,748	3,573
	Perdoceo Education Corp.	214,508	3,554
	ADT Inc.	549,536	3,528
*	Mohawk Industries Inc.	30,661	3,109
*	Stoneridge Inc.	149,495	3,072
*	LGI Homes Inc.	22,746	2,800
*	Under Armour Inc. Class A	230,724	1,763
*	Lands' End Inc.	198,403	1,528
			119,162
Consumer Staples (2.2%)
	Spectrum Brands Holdings Inc.	171,648	14,276
		Shares	Market Value• ($000)
*	US Foods Holding Corp.	132,334	5,350
	J M Smucker Co.	7,928	1,149
			20,775
Energy (5.6%)
	DTE Midstream LLC	251,290	13,140
	TechnipFMC plc	480,320	9,146
	SM Energy Co.	201,036	8,506
	Magnolia Oil & Gas Corp. Class A	340,184	7,756
	Matador Resources Co.	103,765	6,589
*	Weatherford International plc	54,239	4,801
	Core Laboratories Inc.	146,091	3,512
			53,450
Financials (13.8%)
	Starwood Property Trust Inc.	563,408	11,510
*	Bancorp Inc.	274,039	10,060
	BGC Group Inc. Class A	1,718,972	8,492
	First BanCorp (XNYS)	438,369	6,076
*	NMI Holdings Inc. Class A	205,016	5,868
	Wintrust Financial Corp.	73,773	5,725
	Popular Inc.	83,232	5,683
*	Euronet Worldwide Inc.	60,689	5,302
	Columbia Banking System Inc.	257,336	5,270
	First Merchants Corp.	164,512	4,909
	Washington Federal Inc.	169,826	4,616
	Evercore Inc. Class A	31,583	4,423
	Northern Trust Corp.	55,890	4,251
	Carlyle Group Inc.	128,531	4,158
	Pinnacle Financial Partners Inc.	59,737	3,976
	Pacific Premier Bancorp Inc.	170,769	3,931
	Flushing Financial Corp.	277,316	3,916
	First American Financial Corp.	61,239	3,777
	WSFS Financial Corp.	95,494	3,753
	Renasant Corp.	126,161	3,514
	BOK Financial Corp.	41,768	3,471
	Lazard Ltd. Class A	96,057	3,337
	Affiliated Managers Group Inc.	24,093	3,229
	Webster Financial Corp.	73,774	3,129
	PacWest Bancorp	366,759	2,916
	PJT Partners Inc. Class A	35,601	2,812
	BankUnited Inc.	78,673	2,065
	Janus Henderson Group plc	50,771	1,395
12

Explorer Value Fund
		Shares	Market Value• ($000)
*	Green Dot Corp. Class A	70,640	1,048
			132,612
Health Care (6.7%)
*	Envista Holdings Corp.	290,153	9,291
*	Enovis Corp.	138,293	7,750
*	LivaNova plc	106,014	5,889
*	Pacira BioSciences Inc.	164,278	5,799
*	Varex Imaging Corp.	273,559	5,381
*	Globus Medical Inc. Class A	80,284	4,343
*	Elanco Animal Health Inc. (XNYS)	353,293	4,310
*	QuidelOrtho Corp.	47,728	3,931
*	Charles River Laboratories International Inc.	18,574	3,841
	Laboratory Corp. of America Holdings	17,507	3,643
*	Merit Medical Systems Inc.	45,538	2,973
*	Prestige Consumer Healthcare Inc.	49,623	2,895
*	Acadia Healthcare Co. Inc.	27,635	2,131
*	Bio-Rad Laboratories Inc. Class A	3,966	1,587
*	Fortrea Holdings Inc.	17,507	482
			64,246
Industrials (19.8%)
*	GXO Logistics Inc.	230,658	14,755
	BWX Technologies Inc.	195,476	14,418
*	XPO Inc.	184,978	13,805
*	OPENLANE Inc.	730,619	11,405
	Esab Corp.	137,674	9,936
*	Beacon Roofing Supply Inc.	110,210	8,800
	FTAI Aviation Ltd.	232,897	8,608
	KBR Inc.	138,994	8,551
*	Array Technologies Inc.	314,921	7,832
	MDU Resources Group Inc.	374,348	7,622
*	Verra Mobility Corp.	406,659	7,234
	Applied Industrial Technologies Inc.	46,680	7,206
	EnerSys	65,748	6,902
*	MRC Global Inc.	689,127	6,423
*	Stericycle Inc.	118,211	5,226
	nVent Electric plc	90,303	5,106
	Interface Inc.	432,285	4,466
	Kennametal Inc.	168,561	4,462
	Masco Corp.	72,931	4,304
*	Resideo Technologies Inc.	237,322	4,001
	Brink's Co.	51,264	3,886
	RB Global Inc.	62,752	3,873
*	Generac Holdings Inc.	31,854	3,785
*	Builders FirstSource Inc.	24,330	3,529
	WESCO International Inc.	19,229	3,112
	Kaman Corp.	120,927	2,712
	Timken Co.	33,838	2,586
	Greenbrier Cos. Inc.	48,380	2,059
	Simpson Manufacturing Co. Inc.	12,121	1,936
	Snap-on Inc.	6,977	1,874
			190,414
Information Technology (9.4%)
*	Verint Systems Inc.	322,186	10,436
	Jabil Inc.	88,537	10,130
*	Insight Enterprises Inc.	58,139	9,308
	Belden Inc.	85,356	8,015
*	Fabrinet	48,355	7,774
	MKS Instruments Inc.	68,018	6,817
*	Ultra Clean Holdings Inc.	167,476	5,888
		Shares	Market Value• ($000)
	TD SYNNEX Corp.	57,186	5,819
*	Zebra Technologies Corp. Class A	19,086	5,249
*	Teledyne Technologies Inc.	12,424	5,197
*	ACI Worldwide Inc.	178,960	4,345
*	Teradata Corp.	72,075	3,335
*	Consensus Cloud Solutions Inc.	89,817	2,868
*	Keysight Technologies Inc.	18,124	2,416
*	MACOM Technology Solutions Holdings Inc.	27,036	2,286
			89,883
Materials (9.2%)
	Silgan Holdings Inc.	544,617	24,579
*	Axalta Coating Systems Ltd.	511,796	14,484
	Ashland Inc.	116,565	10,098
	Eagle Materials Inc.	50,974	9,650
	FMC Corp.	101,464	8,749
	Carpenter Technology Corp.	103,339	6,472
	Pactiv Evergreen Inc.	465,384	3,826
*	ATI Inc.	79,138	3,587
	Graphic Packaging Holding Co.	152,844	3,399
*	Knife River Corp.	61,954	3,188
			88,032
Real Estate (9.5%)
	Gaming and Leisure Properties Inc.	336,932	15,970
	STAG Industrial Inc.	180,473	6,593
[1]	Medical Properties Trust Inc.	908,878	6,562
	Corporate Office Properties Trust	249,678	6,462
	Agree Realty Corp.	103,433	6,394
	SITE Centers Corp.	469,707	6,271
	LXP Industrial Trust	630,524	6,192
	Independence Realty Trust Inc.	343,950	5,789
	Spirit Realty Capital Inc.	145,753	5,627
	DigitalBridge Group Inc.	310,308	5,405
	Equity Commonwealth	226,654	4,313
	NETSTREIT Corp.	238,623	4,040
	Newmark Group Inc. Class A	530,175	3,759
*	Jones Lang LaSalle Inc.	20,994	3,628
*	CBRE Group Inc. Class A	41,453	3,526
	RPT Realty	30,003	340
			90,871
Utilities (1.0%)
	ALLETE Inc.	74,491	4,090
	Portland General Electric Co.	79,375	3,481
	Unitil Corp.	51,547	2,517
			10,088
Total Common Stocks (Cost $771,197)			914,424

13

Explorer Value Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (5.4%)
Money Market Fund (5.4%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $51,541)	515,538	51,549
Total Investments (100.7%) (Cost $822,738)			965,973
Other Assets and Liabilities—Net (-0.7%)			(6,575)
Net Assets (100%)			959,398
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,389,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,993,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2023	153	14,547	(95)

See accompanying Notes, which are an integral part of the Financial Statements.
14

Explorer Value Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $771,197)	914,424
Affiliated Issuers (Cost $51,541)	51,549
Total Investments in Securities	965,973
Investment in Vanguard	33
Cash Collateral Pledged—Futures Contracts	1,010
Receivables for Investment Securities Sold	5,058
Receivables for Accrued Income	1,262
Receivables for Capital Shares Issued	118
Total Assets	973,454
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	4,821
Collateral for Securities on Loan	7,993
Payables to Investment Advisor	642
Payables for Capital Shares Redeemed	473
Payables to Vanguard	91
Variation Margin Payable—Futures Contracts	35
Total Liabilities	14,056
Net Assets	959,398
1 Includes $7,389,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	805,592
Total Distributable Earnings (Loss)	153,806
Net Assets	959,398

Net Assets
Applicable to 23,199,820 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	959,398
Net Asset Value Per Share	$41.35

See accompanying Notes, which are an integral part of the Financial Statements.
15

Explorer Value Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	17,416
Interest[2]	2,463
Securities Lending—Net	41
Total Income	19,920
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,094
Performance Adjustment	(388)
The Vanguard Group—Note C
Management and Administrative	2,016
Marketing and Distribution	69
Custodian Fees	30
Auditing Fees	42
Shareholders’ Reports	56
Trustees’ Fees and Expenses	1
Other Expenses	17
Total Expenses	4,937
Expenses Paid Indirectly	(6)
Net Expenses	4,931
Net Investment Income	14,989
Realized Net Gain (Loss)
Investment Securities Sold[2]	11,386
Futures Contracts	431
Realized Net Gain (Loss)	11,817
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	41,078
Futures Contracts	(1,431)
Change in Unrealized Appreciation (Depreciation)	39,647
Net Increase (Decrease) in Net Assets Resulting from Operations	66,453
1	Dividends are net of foreign withholding taxes of $56,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,394,000, $10,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Explorer Value Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,989	12,097
Realized Net Gain (Loss)	11,817	25,613
Change in Unrealized Appreciation (Depreciation)	39,647	(159,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,453	(121,970)
Distributions
Total Distributions	(39,564)	(47,190)
Capital Share Transactions
Issued	101,865	260,809
Issued in Lieu of Cash Distributions	37,424	44,561
Redeemed	(289,315)	(218,148)
Net Increase (Decrease) from Capital Share Transactions	(150,026)	87,222
Total Increase (Decrease)	(123,137)	(81,938)
Net Assets
Beginning of Period	1,082,535	1,164,473
End of Period	959,398	1,082,535

See accompanying Notes, which are an integral part of the Financial Statements.
17

Explorer Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$39.93	$46.26	$30.32	$33.49	$40.53
Investment Operations
Net Investment Income[1]	.586	.461	.351	.400	.494
Net Realized and Unrealized Gain (Loss) on Investments	2.308	(4.910)	15.911	(3.032)	(4.921)
Total from Investment Operations	2.894	(4.449)	16.262	(2.632)	(4.427)
Distributions
Dividends from Net Investment Income	(.495)	(.352)	(.322)	(.538)	(.366)
Distributions from Realized Capital Gains	(.979)	(1.529)	—	—	(2.247)
Total Distributions	(1.474)	(1.881)	(.322)	(.538)	(2.613)
Net Asset Value, End of Period	$41.35	$39.93	$46.26	$30.32	$33.49
Total Return[2]	7.43%	-10.05%	53.90%	-8.12%	-10.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$959	$1,083	$1,164	$563	$655
Ratio of Total Expenses to Average Net Assets[3]	0.49%[4]	0.53%[4]	0.52%	0.64%	0.55%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.05%	0.85%	1.28%	1.45%
Portfolio Turnover Rate	23%	31%	41%	42%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), 0.02%, 0.01%, 0.09%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.49% and 0.53%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Explorer Value Fund
Notes to Financial Statements
Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
19

Explorer Value Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
20

Explorer Value Fund
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Frontier Capital Management Co., LLC, Cardinal Capital Management, L.L.C., and Ariel Investments, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for periods prior to June 23, 2022, and to the new Russell 2500 Value Index, beginning June 23, 2022, for the preceding three years. The benchmark change will be fully phased in by August 2025. The basic fee of Ariel Investments, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Value Index since February 28, 2022.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic basic rate of 0.31% of the fund’s average net assets, before a net decrease of $388,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2023, these arrangements reduced the fund’s expenses by $6,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
21

Explorer Value Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	193
Total Distributable Earnings (Loss)	(193)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,551
Undistributed Long-Term Gains	7,415
Net Unrealized Gains (Losses)	134,840
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	153,806
22

Explorer Value Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	15,414	12,337
Long-Term Capital Gains	24,150	34,853
Total	39,564	47,190
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	831,133
Gross Unrealized Appreciation	227,349
Gross Unrealized Depreciation	(92,509)
Net Unrealized Appreciation (Depreciation)	134,840
G.	During the year ended August 31, 2023, the fund purchased $217,630,000 of investment securities and sold $378,602,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	2,542	5,932
Issued in Lieu of Cash Distributions	950	997
Redeemed	(7,404)	(4,988)
Net Increase (Decrease) in Shares Outstanding	(3,912)	1,941
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially
23

Explorer Value Fund
larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2023, one shareholder was a record or beneficial owner of 30% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
For corporate shareholders, 61.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $13,281,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $614,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $24,229,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
26

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Explorer Value Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
27

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16900 102023

Annual Report   |   August 31, 2023
Vanguard Russell 1000 Index Funds
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 1000 Index Fund	4
Russell 1000 Value Index Fund	28
Russell 1000 Growth Index Fund	52
Trustees Approve Advisory Arrangements	74
Liquidity Risk Management	76
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the three Vanguard Russell 1000 Index Funds ranged from 8.55% for Vanguard Russell 1000 Value Index Fund ETF Shares to 21.87% for Vanguard Russell 1000 Growth Index Fund ETF Shares. (ETF returns are based on net asset value.) Vanguard Russell 1000 Index Fund returned 15.34% for ETF Shares. Each fund closely tracked its target index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	Large-capitalization stocks performed better than their mid- and small-cap counterparts, and growth stocks performed better than value.
•	Returns were positive in nine of the 11 industry sectors represented, led by technology, which returned more than 30% and was the top contributor in each of the Russell 1000 Funds. Industrials also contributed strong returns, followed by health care and consumer discretionary in both the Index Fund and the Growth Index Fund, and by energy and financials in the Value Index Fund. Real estate and utilities were detractors for all three funds.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,138.20	$0.43
Institutional Shares	1,000.00	1,138.20	0.38
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,043.30	$0.41
Institutional Shares	1,000.00	1,043.30	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,234.10	$0.45
Institutional Shares	1,000.00	1,234.20	0.39
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 1000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Index Fund ETF Shares Net Asset Value	15.34%	10.70%	12.43%	$32,280
Russell 1000 Index Fund ETF Shares Market Price	15.39	10.70	12.44	32,306
Russell 1000 Index	15.40	10.77	12.55	32,629
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Index Fund Institutional Shares	15.35%	10.72%	12.47%	$16,188,803
Russell 1000 Index	15.40	10.77	12.55	16,314,610
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
4

Russell 1000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 1000 Index Fund ETF Shares Market Price	15.39%	66.27%	223.06%
Russell 1000 Index Fund ETF Shares Net Asset Value	15.34	66.22	222.80
Russell 1000 Index	15.40	66.78	226.29
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 1000 Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	1.9%
Consumer Discretionary	14.6
Consumer Staples	5.1
Energy	4.4
Financials	10.1
Health Care	12.5
Industrials	12.8
Real Estate	2.8
Technology	30.9
Telecommunications	2.3
Utilities	2.6
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 1000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.9%)
	Linde plc	68,262	26,420
	Air Products and Chemicals Inc.	30,860	9,119
	Freeport-McMoRan Inc.	198,620	7,927
	Ecolab Inc.	34,568	6,354
	Nucor Corp.	35,001	6,024
	Dow Inc.	98,488	5,373
	Fastenal Co.	79,428	4,573
	Newmont Corp.	110,687	4,363
	LyondellBasell Industries NV Class A	35,996	3,555
	Albemarle Corp.	16,278	3,235
	International Flavors & Fragrances Inc.	35,487	2,500
	Steel Dynamics Inc.	22,282	2,375
	Reliance Steel & Aluminum Co.	8,102	2,309
	Avery Dennison Corp.	11,164	2,103
	CF Industries Holdings Inc.	27,037	2,084
	Mosaic Co.	46,371	1,801
	Celanese Corp.	13,862	1,752
	International Paper Co.	47,697	1,666
	FMC Corp.	17,207	1,484
	Eastman Chemical Co.	16,635	1,414
*	Cleveland-Cliffs Inc.	71,289	1,090
	Olin Corp.	18,150	1,053
	Royal Gold Inc.	9,192	1,030
	United States Steel Corp.	31,550	981
	Southern Copper Corp.	11,973	966
*	RBC Bearings Inc.	3,866	891
	Hexcel Corp.	11,821	866
	Valvoline Inc.	24,116	831
	Alcoa Corp.	24,351	732
	Chemours Co.	20,865	710
	Timken Co.	8,759	669
	Huntsman Corp.	23,896	666
	Element Solutions Inc.	30,900	637
	Ashland Inc.	6,867	595
	Westlake Corp.	4,492	588
	SSR Mining Inc. (XTSE)	29,300	435
	NewMarket Corp.	883	415
	Scotts Miracle-Gro Co.	5,604	318
*	MP Materials Corp.	14,172	297
	SSR Mining Inc.	52	1
			110,202
		Shares	Market Value• ($000)
Consumer Discretionary (14.5%)
*	Amazon.com Inc.	1,253,457	172,990
*	Tesla Inc.	383,871	99,069
	Home Depot Inc.	140,888	46,535
	Costco Wholesale Corp.	61,642	33,859
	Walmart Inc.	198,608	32,296
	McDonald's Corp.	101,516	28,541
*	Netflix Inc.	61,007	26,458
*	Walt Disney Co.	254,459	21,293
	Lowe's Cos. Inc.	83,000	19,130
	NIKE Inc. Class B	165,408	16,824
*	Booking Holdings Inc.	5,163	16,031
	Starbucks Corp.	157,010	15,299
	TJX Cos. Inc.	160,161	14,812
*	Uber Technologies Inc.	269,746	12,740
	Activision Blizzard Inc.	108,439	9,975
	Target Corp.	63,968	8,095
*	O'Reilly Automotive Inc.	8,484	7,972
*	Airbnb Inc. Class A	56,382	7,417
*	Chipotle Mexican Grill Inc.	3,822	7,364
	Marriott International Inc. Class A	35,116	7,146
	Ford Motor Co.	545,923	6,622
	General Motors Co.	193,061	6,469
*	AutoZone Inc.	2,552	6,460
*	Lululemon Athletica Inc.	15,469	5,898
	Ross Stores Inc.	46,653	5,683
*	Copart Inc.	119,288	5,348
	Hilton Worldwide Holdings Inc.	35,775	5,318
	DR Horton Inc.	43,242	5,147
	Estee Lauder Cos. Inc. Class A	31,971	5,132
	Yum! Brands Inc.	38,973	5,042
*	Trade Desk Inc. Class A	61,269	4,903
	Electronic Arts Inc.	38,097	4,571
	Dollar General Corp.	30,463	4,219
	Lennar Corp. Class A	35,231	4,196
*	Warner Bros Discovery Inc.	306,245	4,024
	Delta Air Lines Inc.	89,347	3,831
*	Aptiv plc	37,676	3,822
*	Dollar Tree Inc.	28,931	3,540
	eBay Inc.	74,211	3,323
	Tractor Supply Co.	15,203	3,322
*	Take-Two Interactive Software Inc.	22,904	3,257
*	Royal Caribbean Cruises Ltd.	32,488	3,214
	Genuine Parts Co.	19,601	3,013
7

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Spotify Technology SA	19,470	2,998
*	Coupang Inc.	152,111	2,887
*	Ulta Beauty Inc.	6,949	2,884
*	NVR Inc.	412	2,627
	Southwest Airlines Co.	82,644	2,612
	Darden Restaurants Inc.	16,772	2,608
	Las Vegas Sands Corp.	45,965	2,522
	PulteGroup Inc.	30,679	2,518
*	United Airlines Holdings Inc.	45,309	2,257
	Garmin Ltd.	21,280	2,256
	Omnicom Group Inc.	27,401	2,220
*	Carnival Corp.	137,844	2,181
*	Expedia Group Inc.	19,904	2,157
	Best Buy Co. Inc.	26,952	2,060
	LKQ Corp.	36,754	1,931
*	Liberty Media Corp.-Liberty Formula One Class C	27,937	1,922
	Pool Corp.	5,252	1,920
*	Deckers Outdoor Corp.	3,621	1,916
	Domino's Pizza Inc.	4,884	1,892
*	Live Nation Entertainment Inc.	21,650	1,830
	MGM Resorts International	41,471	1,824
*	Roblox Corp. Class A	63,642	1,800
*	CarMax Inc.	21,812	1,782
	Interpublic Group of Cos. Inc.	53,349	1,740
*	DraftKings Inc. Class A	57,679	1,710
*	Rivian Automotive Inc. Class A	71,300	1,621
*	Caesars Entertainment Inc.	28,878	1,596
	RB Global Inc.	25,030	1,545
*	Burlington Stores Inc.	9,064	1,471
*	Floor & Decor Holdings Inc. Class A	14,598	1,455
	Wynn Resorts Ltd.	14,307	1,450
	Fox Corp. Class A	40,311	1,333
*	Five Below Inc.	7,682	1,321
	Service Corp. International	20,892	1,319
*	American Airlines Group Inc.	89,487	1,318
	BorgWarner Inc. (XNYS)	32,072	1,307
	Hasbro Inc.	17,946	1,292
	Williams-Sonoma Inc.	9,032	1,275
*	Etsy Inc.	17,221	1,267
	Toll Brothers Inc.	15,425	1,264
*	BJ's Wholesale Club Holdings Inc.	18,645	1,256
	Vail Resorts Inc.	5,493	1,243
	Rollins Inc.	30,992	1,226
	Churchill Downs Inc.	9,770	1,224
	Aramark	32,602	1,212
	Paramount Global Inc. Class B	79,736	1,203
	News Corp. Class A	55,379	1,190
	Bath & Body Works Inc.	32,150	1,185
	Lithia Motors Inc.	3,796	1,169
	Lear Corp.	8,072	1,163
*	Mattel Inc.	49,468	1,096
	Tapestry Inc.	32,412	1,080
	Gentex Corp.	32,851	1,073
	Tempur Sealy International Inc.	22,917	1,071
*	SiteOne Landscape Supply Inc.	6,226	1,066
	Whirlpool Corp.	7,488	1,048
		Shares	Market Value• ($000)
	New York Times Co. Class A	22,294	987
	Dick's Sporting Goods Inc.	8,427	980
	Texas Roadhouse Inc.	9,371	976
	VF Corp.	49,077	970
*	Skechers USA Inc. Class A	19,265	969
*	Norwegian Cruise Line Holdings Ltd.	58,248	965
*	Capri Holdings Ltd.	16,751	879
	Wyndham Hotels & Resorts Inc.	11,574	873
	Murphy USA Inc.	2,709	861
	Polaris Inc.	7,578	849
*	RH	2,299	840
	H&R Block Inc.	20,877	835
*	Crocs Inc.	8,556	833
*,1	Wayfair Inc. Class A	11,545	798
*	Bright Horizons Family Solutions Inc.	8,095	764
	Nexstar Media Group Inc.	4,682	762
	Thor Industries Inc.	7,184	753
*	Alaska Air Group Inc.	17,527	736
	Hyatt Hotels Corp. Class A	6,521	733
*	Planet Fitness Inc. Class A	11,959	727
	PVH Corp.	8,591	718
*,1	GameStop Corp. Class A	37,577	697
	Boyd Gaming Corp.	10,395	695
*	AutoNation Inc.	4,310	677
	Wingstop Inc.	4,202	675
	Ralph Lauren Corp.	5,697	664
*	Ollie's Bargain Outlet Holdings Inc.	8,399	647
*,1	Lucid Group Inc.	102,162	642
*	Avis Budget Group Inc.	2,885	616
	Harley-Davidson Inc.	18,142	612
*	YETI Holdings Inc.	11,859	592
*	Coty Inc. Class A	50,626	585
	World Wrestling Entertainment Inc. Class A	6,040	583
	Advance Auto Parts Inc.	8,454	582
	Newell Brands Inc.	54,274	574
	Fox Corp. Class B	18,716	571
	U-Haul Holding Co.	10,451	556
	Choice Hotels International Inc.	4,315	548
	Marriott Vacations Worldwide Corp.	5,026	546
*	Liberty Media Corp. - Liberty SiriusXM Class C	21,965	537
*	Lyft Inc. Class A	43,341	511
	Leggett & Platt Inc.	18,053	509
*	Penn Entertainment Inc.	21,396	507
*	Grand Canyon Education Inc.	4,126	484
	Wendy's Co.	24,087	477
	Macy's Inc.	38,159	467
	Madison Square Garden Sports Corp.	2,570	457
	Penske Automotive Group Inc.	2,757	453
	Travel & Leisure Co.	10,096	406
	Kohl's Corp.	15,090	402
[1]	Sirius XM Holdings Inc.	87,049	383
	Carter's Inc.	5,238	375
	Columbia Sportswear Co.	5,077	372
	News Corp. Class B	14,348	316
	Gap Inc.	26,961	312

8

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Hertz Global Holdings Inc.	18,335	311
*	QuantumScape Corp.	39,804	284
*	Peloton Interactive Inc. Class A	41,817	267
	Nordstrom Inc.	15,778	256
*	Under Armour Inc. Class A	32,788	251
*	Liberty Media Corp.-Liberty SiriusXM Class A	10,027	241
*	TripAdvisor Inc.	15,873	240
*	Liberty Media Corp.-Liberty Live Class C	6,687	225
*	Victoria's Secret & Co.	10,823	208
*	Phinia Inc.	6,540	182
*	Under Armour Inc. Class C	18,533	128
*	Liberty Media Corp.-Liberty Formula One Class A	2,060	125
*	Driven Brands Holdings Inc.	8,100	122
	Lennar Corp. Class B	1,119	119
*,1	AMC Entertainment Holdings Inc. Class A	8,453	106
[1]	U-Haul Holding Co. (XNYS)	1,738	99
*	Liberty Media Corp.-Liberty Live Class A	2,593	86
*	Mister Car Wash Inc.	11,554	84
*	Petco Health & Wellness Co. Inc.	11,226	57
[1]	Paramount Global Class A	2,317	43
*	Playtika Holding Corp.	3,222	31
			843,896
Consumer Staples (5.1%)
	Procter & Gamble Co.	327,561	50,556
	PepsiCo Inc.	191,725	34,112
	Coca-Cola Co.	542,067	32,432
	Philip Morris International Inc.	215,880	20,737
	Mondelez International Inc. Class A	189,082	13,474
	CVS Health Corp.	178,096	11,607
	Altria Group Inc.	248,541	10,991
	Colgate-Palmolive Co.	114,324	8,399
	McKesson Corp.	19,056	7,857
	Kimberly-Clark Corp.	46,944	6,048
	Archer-Daniels-Midland Co.	75,398	5,979
*	Monster Beverage Corp.	103,446	5,939
	Constellation Brands Inc. Class A	21,265	5,541
	General Mills Inc.	81,687	5,527
	Corteva Inc.	99,229	5,012
	Kenvue Inc.	213,758	4,927
	Sysco Corp.	70,594	4,917
	Keurig Dr Pepper Inc.	132,618	4,463
	Hershey Co.	20,439	4,392
	Kroger Co.	90,780	4,211
	Cencora Inc.	22,487	3,957
	Kraft Heinz Co.	111,702	3,696
	Church & Dwight Co. Inc.	33,833	3,274
	McCormick & Co. Inc.	34,862	2,861
	Clorox Co.	17,123	2,679
	Walgreens Boots Alliance Inc.	99,189	2,510
	Bunge Ltd.	20,677	2,364
	Kellogg Co.	36,048	2,200
	J M Smucker Co.	14,270	2,068
	Tyson Foods Inc. Class A	38,449	2,048
	Conagra Brands Inc.	65,900	1,969
	Lamb Weston Holdings Inc.	20,135	1,961
		Shares	Market Value• ($000)
	Brown-Forman Corp. Class B	24,489	1,619
	Hormel Foods Corp.	40,646	1,569
	Molson Coors Beverage Co. Class B	24,065	1,528
*	Celsius Holdings Inc.	7,629	1,496
*	Darling Ingredients Inc.	22,235	1,373
*	Performance Food Group Co.	21,463	1,334
	Albertsons Cos. Inc. Class A	57,101	1,279
	Casey's General Stores Inc.	5,218	1,275
*	US Foods Holding Corp.	31,123	1,258
	Campbell Soup Co.	26,911	1,122
	Ingredion Inc.	9,239	951
*	Post Holdings Inc.	7,394	663
	Flowers Foods Inc.	26,517	625
	Brown-Forman Corp. Class A	7,707	518
*	Freshpet Inc.	6,506	491
	Spectrum Brands Holdings Inc.	5,664	471
*	Boston Beer Co. Inc. Class A	1,282	469
*	Grocery Outlet Holding Corp.	13,295	410
	Reynolds Consumer Products Inc.	7,412	202
*	Pilgrim's Pride Corp.	6,188	156
	Seaboard Corp.	36	136
*	Olaplex Holdings Inc.	17,257	47
			297,700
Energy (4.4%)
	Exxon Mobil Corp.	565,174	62,842
	Chevron Corp.	246,205	39,664
	ConocoPhillips	168,705	20,081
	Schlumberger NV	198,125	11,681
	EOG Resources Inc.	81,768	10,517
	Marathon Petroleum Corp.	61,409	8,767
	Pioneer Natural Resources Co.	32,381	7,704
	Phillips 66	64,117	7,320
	Valero Energy Corp.	50,149	6,514
	Occidental Petroleum Corp.	97,046	6,094
	Hess Corp.	38,628	5,968
	Williams Cos. Inc.	169,424	5,850
	Cheniere Energy Inc.	33,733	5,505
	Baker Hughes Co.	140,758	5,094
	Halliburton Co.	124,762	4,818
	Kinder Morgan Inc.	272,964	4,700
	Devon Energy Corp.	89,139	4,554
	ONEOK Inc.	62,148	4,052
	Diamondback Energy Inc.	25,178	3,822
	Coterra Energy Inc.	105,191	2,965
*	First Solar Inc.	14,764	2,792
	Targa Resources Corp.	31,004	2,674
*	Enphase Energy Inc.	18,477	2,338
	Marathon Oil Corp.	85,953	2,265
	EQT Corp.	49,873	2,156
	APA Corp.	42,846	1,878
	Ovintiv Inc. (XNYS)	34,021	1,598
	Chesapeake Energy Corp.	17,460	1,540
	Texas Pacific Land Corp.	802	1,512
	TechnipFMC plc	61,548	1,172
	NOV Inc.	55,015	1,162

9

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Antero Resources Corp.	39,657	1,097
	HF Sinclair Corp.	19,851	1,094
	Range Resources Corp.	32,120	1,040
*	Southwestern Energy Co.	151,104	1,025
	DTE Midstream LLC	13,689	716
*	Plug Power Inc.	73,265	620
	Antero Midstream Corp.	47,600	577
*,1	ChargePoint Holdings Inc.	39,797	285
	New Fortress Energy Inc.	8,821	274
			256,327
Financials (10.1%)
*	Berkshire Hathaway Inc. Class B	254,807	91,781
	JPMorgan Chase & Co.	406,776	59,524
	Bank of America Corp.	969,161	27,786
	Wells Fargo & Co.	525,867	21,713
	S&P Global Inc.	44,637	17,447
	Goldman Sachs Group Inc.	44,929	14,724
	BlackRock Inc.	20,684	14,490
	Morgan Stanley	167,297	14,245
	Marsh & McLennan Cos. Inc.	68,890	13,433
	Charles Schwab Corp.	206,183	12,196
	Chubb Ltd.	57,362	11,522
	Citigroup Inc.	270,685	11,177
	Progressive Corp.	81,307	10,852
	Blackstone Inc.	98,116	10,437
	CME Group Inc.	49,969	10,128
	Aon plc Class A (XNYS)	28,133	9,379
	Intercontinental Exchange Inc.	77,139	9,102
	US Bancorp	213,156	7,787
	Moody's Corp.	22,085	7,438
	Arthur J Gallagher & Co.	29,454	6,789
	PNC Financial Services Group Inc.	55,408	6,689
	Apollo Global Management Inc.	72,501	6,332
	Aflac Inc.	83,753	6,245
	American International Group Inc.	102,026	5,971
	MSCI Inc.	10,811	5,877
	MetLife Inc.	89,948	5,697
	KKR & Co. Inc.	89,751	5,637
	Truist Financial Corp.	184,469	5,636
	Travelers Cos. Inc.	32,095	5,175
	Ameriprise Financial Inc.	14,623	4,936
	Bank of New York Mellon Corp.	109,964	4,934
	Prudential Financial Inc.	51,037	4,832
	Allstate Corp.	36,464	3,931
*	Arch Capital Group Ltd.	49,734	3,823
	T Rowe Price Group Inc.	30,651	3,440
	State Street Corp.	46,361	3,187
	Discover Financial Services	35,223	3,173
	Willis Towers Watson plc	14,829	3,066
	Hartford Financial Services Group Inc.	42,219	3,032
	Broadridge Financial Solutions Inc.	16,271	3,030
	M&T Bank Corp.	22,946	2,869
	Raymond James Financial Inc.	27,129	2,837
*	Markel Group Inc.	1,821	2,693
	Principal Financial Group Inc.	33,535	2,606
	Fifth Third Bancorp	94,074	2,498
		Shares	Market Value• ($000)
	LPL Financial Holdings Inc.	10,817	2,494
	Nasdaq Inc.	47,364	2,486
	Brown & Brown Inc.	32,864	2,435
	Regions Financial Corp.	130,816	2,399
	Ares Management Corp. Class A	22,449	2,322
	FactSet Research Systems Inc.	5,308	2,316
	Cincinnati Financial Corp.	21,253	2,248
	Huntington Bancshares Inc.	198,914	2,206
	Cboe Global Markets Inc.	14,535	2,176
	Northern Trust Corp.	28,348	2,156
	Everest Group Ltd.	5,853	2,111
	First Citizens BancShares Inc. Class A	1,500	2,041
	Citizens Financial Group Inc.	66,636	1,874
*	Coinbase Global Inc. Class A	23,089	1,838
	W R Berkley Corp.	29,309	1,813
	Loews Corp.	26,461	1,643
	Fidelity National Financial Inc.	36,360	1,505
	KeyCorp	128,198	1,453
	Equitable Holdings Inc.	49,181	1,416
	Tradeweb Markets Inc. Class A	16,092	1,391
	Globe Life Inc.	12,405	1,384
	Annaly Capital Management Inc.	68,021	1,379
	Unum Group	26,961	1,326
	RenaissanceRe Holdings Ltd.	6,883	1,293
	Reinsurance Group of America Inc.	9,313	1,291
	Interactive Brokers Group Inc. Class A	13,976	1,273
	MarketAxess Holdings Inc.	5,193	1,251
	New York Community Bancorp Inc.	99,822	1,226
	Kinsale Capital Group Inc.	3,059	1,219
*	XP Inc. Class A	46,601	1,181
	American Financial Group Inc.	10,182	1,180
*	SoFi Technologies Inc.	128,713	1,115
	East West Bancorp Inc.	19,681	1,089
	Franklin Resources Inc.	39,857	1,066
	Ally Financial Inc.	37,966	1,051
	Webster Financial Corp.	24,424	1,036
	Assurant Inc.	7,424	1,034
	Primerica Inc.	5,083	1,021
	Old Republic International Corp.	37,199	1,017
*	Robinhood Markets Inc. Class A	93,103	1,014
	Jefferies Financial Group Inc.	27,912	996
	Voya Financial Inc.	13,747	958
	Stifel Financial Corp.	14,472	941
	Carlyle Group Inc.	29,011	939
	First Horizon Corp.	73,092	917
	Comerica Inc.	18,454	888
	First American Financial Corp.	14,129	871
	SEI Investments Co.	13,959	866
[1]	Starwood Property Trust Inc.	41,488	848

10

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Invesco Ltd.	52,387	834
	Morningstar Inc.	3,525	820
	AGNC Investment Corp.	80,727	800
	Commerce Bancshares Inc.	16,140	792
	Cullen/Frost Bankers Inc.	8,113	767
	Western Alliance Bancorp	15,170	759
	Blue Owl Capital Inc.	61,292	732
	RLI Corp.	5,473	720
	Zions Bancorp NA	20,190	717
	Houlihan Lokey Inc.	6,767	713
	MGIC Investment Corp.	40,433	711
	Pinnacle Financial Partners Inc.	10,670	710
	Evercore Inc. Class A	4,951	693
	Rithm Capital Corp.	66,201	683
	Prosperity Bancshares Inc.	11,995	681
	Popular Inc.	9,952	680
	Wintrust Financial Corp.	8,522	661
	OneMain Holdings Inc.	15,710	652
	Affiliated Managers Group Inc.	4,856	651
*	Ryan Specialty Holdings Inc.	13,037	636
	Synovus Financial Corp.	20,487	634
	Bank OZK	15,157	609
	Axis Capital Holdings Ltd.	10,888	597
	Lincoln National Corp.	23,061	592
	Columbia Banking System Inc.	28,328	580
	FNB Corp.	49,768	579
	White Mountains Insurance Group Ltd.	336	534
	Lazard Ltd. Class A	14,899	518
	Hanover Insurance Group Inc.	4,809	513
	Janus Henderson Group plc	18,231	501
	SLM Corp.	33,705	480
	Assured Guaranty Ltd.	8,021	472
*	Brighthouse Financial Inc.	9,176	456
*	Credit Acceptance Corp.	889	446
	Kemper Corp.	8,513	400
	Corebridge Financial Inc.	20,424	364
	BOK Financial Corp.	3,998	332
	First Hawaiian Inc.	17,295	327
	TPG Inc.	8,718	245
	Virtu Financial Inc. Class A	12,654	237
*	Rocket Cos. Inc. Class A	16,351	175
	CNA Financial Corp.	3,716	146
	TFS Financial Corp.	6,765	92
[1]	UWM Holdings Corp.	11,001	66
			586,396
Health Care (12.5%)
	Eli Lilly & Co.	117,740	65,252
	UnitedHealth Group Inc.	129,316	61,629
	Johnson & Johnson	335,332	54,217
	Merck & Co. Inc.	353,410	38,515
	AbbVie Inc.	245,537	36,084
	Thermo Fisher Scientific Inc.	53,684	29,907
	Pfizer Inc.	786,198	27,816
	Abbott Laboratories	240,890	24,788
	Danaher Corp.	91,588	24,271
	Amgen Inc.	74,338	19,056
	Bristol-Myers Squibb Co.	292,543	18,035
*	Intuitive Surgical Inc.	48,591	15,193
		Shares	Market Value• ($000)
	Medtronic plc	184,845	15,065
	Elevance Health Inc.	32,970	14,573
	Stryker Corp.	49,437	14,018
	Gilead Sciences Inc.	173,935	13,303
*	Vertex Pharmaceuticals Inc.	35,852	12,489
	Zoetis Inc.	64,390	12,267
*	Regeneron Pharmaceuticals Inc.	14,416	11,915
	Cigna Group	40,601	11,216
	Becton Dickinson & Co.	39,442	11,022
*	Boston Scientific Corp.	199,850	10,780
	Humana Inc.	17,372	8,019
	HCA Healthcare Inc.	28,426	7,883
*	Edwards Lifesciences Corp.	83,790	6,407
*	IDEXX Laboratories Inc.	11,455	5,858
*	IQVIA Holdings Inc.	25,647	5,710
*	DexCom Inc.	53,782	5,431
*	Biogen Inc.	20,043	5,359
*	Moderna Inc.	46,769	5,288
	Agilent Technologies Inc.	41,103	4,976
*	Centene Corp.	76,212	4,698
*	Veeva Systems Inc. Class A	20,106	4,196
	West Pharmaceutical Services Inc.	10,293	4,188
*	Seagen Inc.	19,493	4,017
*	Align Technology Inc.	10,605	3,925
	GE Healthcare Inc.	54,237	3,821
*	Illumina Inc.	21,978	3,631
*	Horizon Therapeutics plc	31,159	3,513
	Zimmer Biomet Holdings Inc.	29,242	3,483
*	Alnylam Pharmaceuticals Inc.	17,169	3,396
	ResMed Inc.	20,204	3,224
	STERIS plc	13,772	3,162
	Cardinal Health Inc.	35,795	3,126
*	ICON plc	11,298	2,937
	Baxter International Inc.	70,176	2,849
	Laboratory Corp. of America Holdings	12,260	2,551
*	Hologic Inc.	33,739	2,522
	Cooper Cos. Inc.	6,744	2,495
*	Molina Healthcare Inc.	8,006	2,483
*	BioMarin Pharmaceutical Inc.	25,912	2,368
*	Exact Sciences Corp.	24,742	2,070
	Revvity Inc.	17,466	2,044
	Quest Diagnostics Inc.	15,493	2,037
*	Avantor Inc.	93,363	2,021
*	Insulet Corp.	9,596	1,840
	Viatris Inc.	164,894	1,773
	Bio-Techne Corp.	21,480	1,684
*	Incyte Corp.	25,407	1,640
	Royalty Pharma plc Class A	51,157	1,526
*	Sarepta Therapeutics Inc.	12,313	1,490
*	Charles River Laboratories International Inc.	7,123	1,473
*	Neurocrine Biosciences Inc.	13,289	1,447
*	QIAGEN NV	31,284	1,423
	Teleflex Inc.	6,587	1,401
*	United Therapeutics Corp.	6,206	1,392
*	Henry Schein Inc.	17,926	1,372
*	Repligen Corp.	7,791	1,355
*	Penumbra Inc.	5,001	1,323

11

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Catalent Inc.	25,236	1,261
*	Jazz Pharmaceuticals plc	8,554	1,226
*	Bio-Rad Laboratories Inc. Class A	2,948	1,180
	Universal Health Services Inc. Class B	8,496	1,144
*	Shockwave Medical Inc.	5,088	1,121
*	Tenet Healthcare Corp.	14,163	1,099
	DENTSPLY SIRONA Inc.	29,056	1,078
	Chemed Corp.	2,053	1,050
*	Exelixis Inc.	45,006	1,008
	Encompass Health Corp.	13,831	983
	Bruker Corp.	14,900	977
*	Acadia Healthcare Co. Inc.	12,572	969
*	Karuna Therapeutics Inc.	4,992	937
*	Inspire Medical Systems Inc.	4,032	915
*	Globus Medical Inc. Class A	16,468	891
*	Medpace Holdings Inc.	3,185	861
*	Natera Inc.	14,604	858
*	Elanco Animal Health Inc. (XNYS)	67,207	820
*	Ionis Pharmaceuticals Inc.	20,000	805
	Organon & Co.	35,844	787
*	DaVita Inc.	7,614	780
*	Masimo Corp.	6,663	761
*	Envista Holdings Corp.	22,950	735
*	agilon health Inc.	39,191	694
*	10X Genomics Inc. Class A	12,884	668
	Perrigo Co. plc	18,914	662
*	Syneos Health Inc.	14,528	621
*	QuidelOrtho Corp.	7,281	600
*	Apellis Pharmaceuticals Inc.	13,994	591
*	Azenta Inc.	9,391	530
*	Teladoc Health Inc.	23,305	528
*	Ginkgo Bioworks Holdings Inc.	208,736	488
*	Amedisys Inc.	4,573	429
*	Integra LifeSciences Holdings Corp.	9,815	418
*	Enovis Corp.	7,214	404
*	ICU Medical Inc.	2,740	397
*	Roivant Sciences Ltd.	33,134	383
	Premier Inc. Class A	16,939	365
*	R1 RCM Inc.	20,826	359
*	Doximity Inc. Class A	14,677	350
*	Ultragenyx Pharmaceutical Inc.	9,394	346
*	Fortrea Holdings Inc.	12,415	342
*	Novocure Ltd.	14,722	325
*	Certara Inc.	16,476	266
*	Mirati Therapeutics Inc.	6,374	237
*	Tandem Diabetes Care Inc.	8,522	233
*	Sotera Health Co.	13,728	222
*	Maravai LifeSciences Holdings Inc. Class A	14,345	148
			725,090
Industrials (12.8%)
	Visa Inc. Class A	225,324	55,358
	Mastercard Inc. Class A	116,746	48,174
	Accenture plc Class A	87,919	28,466
	Caterpillar Inc.	71,849	20,199
	Union Pacific Corp.	84,793	18,703
	RTX Corp.	203,307	17,493
		Shares	Market Value• ($000)
	Honeywell International Inc.	92,647	17,412
*	Boeing Co.	77,570	17,378
	General Electric Co.	150,807	17,261
	United Parcel Service Inc. Class B (XNYS)	100,746	17,066
	Deere & Co.	37,941	15,591
	Automatic Data Processing Inc.	57,554	14,654
	Lockheed Martin Corp.	31,475	14,112
	American Express Co.	82,292	13,001
	Eaton Corp. plc	55,356	12,752
	Illinois Tool Works Inc.	42,208	10,440
*	Fiserv Inc.	85,553	10,385
*	PayPal Holdings Inc.	156,187	9,763
	Sherwin-Williams Co.	33,091	8,991
	Northrop Grumman Corp.	19,919	8,627
	CSX Corp.	282,272	8,525
	FedEx Corp.	32,250	8,418
	3M Co.	76,470	8,157
	Emerson Electric Co.	79,340	7,795
	General Dynamics Corp.	34,066	7,721
	Parker-Hannifin Corp.	17,766	7,407
	Carrier Global Corp.	115,815	6,654
*	TransDigm Group Inc.	7,284	6,584
	Trane Technologies plc	31,671	6,501
	Norfolk Southern Corp.	31,586	6,475
	Cintas Corp.	12,053	6,077
	PACCAR Inc.	71,324	5,869
	Old Dominion Freight Line Inc.	13,707	5,858
	Johnson Controls International plc	95,558	5,644
	Paychex Inc.	44,830	5,480
	Capital One Financial Corp.	52,674	5,393
	AMETEK Inc.	31,899	5,088
	Rockwell Automation Inc.	15,953	4,979
	Otis Worldwide Corp.	57,542	4,923
	DuPont de Nemours Inc.	63,858	4,910
	Verisk Analytics Inc.	19,852	4,809
	L3Harris Technologies Inc.	26,304	4,684
	Ferguson plc	28,703	4,637
	PPG Industries Inc.	32,648	4,628
	Global Payments Inc.	36,373	4,608
	Fidelity National Information Services Inc.	82,240	4,594
	United Rentals Inc.	9,535	4,544
	Cummins Inc.	19,720	4,536
	WW Grainger Inc.	6,205	4,431
*	Block Inc. (XNYS)	75,356	4,344
	Quanta Services Inc.	19,993	4,196
	Vulcan Materials Co.	18,421	4,020
	Ingersoll Rand Inc. (XYNS)	56,183	3,911
	Fortive Corp.	49,194	3,879
	Martin Marietta Materials Inc.	8,578	3,829
*	Mettler-Toledo International Inc.	3,033	3,680
	Equifax Inc.	16,941	3,502
	Xylem Inc.	32,992	3,416
*	Keysight Technologies Inc.	24,699	3,292
*	Fair Isaac Corp.	3,367	3,046
	Dover Corp.	19,371	2,873
	Westinghouse Air Brake Technologies Corp.	24,765	2,787
*	Teledyne Technologies Inc.	6,475	2,708
*	FleetCor Technologies Inc.	9,951	2,704

12

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Howmet Aerospace Inc.	52,566	2,600
*	Builders FirstSource Inc.	17,633	2,557
	Expeditors International of Washington Inc.	21,327	2,489
	Hubbell Inc.	7,417	2,418
	IDEX Corp.	10,475	2,372
	Jacobs Solutions Inc.	17,416	2,348
	Ball Corp.	42,712	2,326
*	Waters Corp.	8,112	2,278
*	NU Holdings Ltd. Class A	319,621	2,189
	TransUnion	26,740	2,172
	JB Hunt Transport Services Inc.	11,519	2,164
	Textron Inc.	27,821	2,162
*	Axon Enterprise Inc.	9,610	2,046
	Booz Allen Hamilton Holding Corp.	17,973	2,037
	Stanley Black & Decker Inc.	21,192	2,000
	Amcor plc	204,656	1,993
*	Zebra Technologies Corp. Class A	7,095	1,951
	Snap-on Inc.	7,196	1,933
	Nordson Corp.	7,906	1,930
	Synchrony Financial	58,896	1,901
*	Trimble Inc.	34,038	1,865
	CNH Industrial NV	135,265	1,864
	Carlisle Cos. Inc.	6,988	1,838
	Masco Corp.	31,035	1,831
	Graco Inc.	23,091	1,823
	Packaging Corp. of America	12,204	1,820
	Owens Corning	12,364	1,779
	RPM International Inc.	17,515	1,747
	Watsco Inc.	4,575	1,668
	Lennox International Inc.	4,403	1,659
*	Bill Holdings Inc.	14,179	1,635
	Pentair plc	22,996	1,616
	AECOM	18,338	1,609
*	Saia Inc.	3,721	1,586
	Jack Henry & Associates Inc.	10,017	1,570
	Lincoln Electric Holdings Inc.	7,820	1,505
	Regal Rexnord Corp.	9,276	1,504
	Toro Co.	14,589	1,493
	HEICO Corp. Class A	10,972	1,486
	CH Robinson Worldwide Inc.	16,109	1,457
	EMCOR Group Inc.	6,434	1,443
	Allegion plc	12,301	1,400
	Crown Holdings Inc.	14,865	1,377
	nVent Electric plc	23,059	1,304
*	TopBuild Corp.	4,435	1,287
	A O Smith Corp.	17,197	1,247
	Fortune Brands Innovations Inc.	17,717	1,223
	AptarGroup Inc.	9,152	1,213
	Huntington Ingalls Industries Inc.	5,494	1,210
	Knight-Swift Transportation Holdings Inc.	21,816	1,196
*	XPO Inc.	15,975	1,192
	ITT Inc.	11,615	1,188
*	Paylocity Holding Corp.	5,892	1,181
*	WEX Inc.	6,000	1,177
	Westrock Co.	35,563	1,163
	Tetra Tech Inc.	7,318	1,151
		Shares	Market Value• ($000)
	Cognex Corp.	24,235	1,141
	AGCO Corp.	8,771	1,136
*	WillScot Mobile Mini Holdings Corp.	27,572	1,131
	Advanced Drainage Systems Inc.	8,735	1,119
	Curtiss-Wright Corp.	5,348	1,112
	Berry Global Group Inc.	17,006	1,111
*	Trex Co. Inc.	15,291	1,091
	Robert Half Inc.	14,737	1,090
*	Middleby Corp.	7,454	1,085
	Woodward Inc.	8,295	1,073
	HEICO Corp.	6,334	1,069
	Donaldson Co. Inc.	16,681	1,065
*	GXO Logistics Inc.	16,403	1,049
*	Generac Holdings Inc.	8,534	1,014
	WESCO International Inc.	6,225	1,008
	Graphic Packaging Holding Co.	42,651	949
	BWX Technologies Inc.	12,796	944
	MSA Safety Inc.	5,162	943
	Genpact Ltd.	25,199	941
	MKS Instruments Inc.	9,307	933
	Eagle Materials Inc.	4,925	932
	Landstar System Inc.	4,911	932
	Oshkosh Corp.	8,917	926
	Littelfuse Inc.	3,393	906
*	Axalta Coating Systems Ltd.	31,027	878
*	MasTec Inc.	8,714	867
*	FTI Consulting Inc.	4,578	851
	Brunswick Corp.	9,994	791
	Sonoco Products Co.	13,682	786
	Sensata Technologies Holding plc	20,841	784
	Allison Transmission Holdings Inc.	12,466	754
*	Mohawk Industries Inc.	7,407	751
	Sealed Air Corp.	19,798	734
	Flowserve Corp.	18,421	729
	Acuity Brands Inc.	4,459	719
	Valmont Industries Inc.	2,838	719
*	Kirby Corp.	8,073	669
	Vontier Corp.	21,257	668
	Western Union Co.	52,540	649
	MSC Industrial Direct Co. Inc. Class A	6,247	638
	Ryder System Inc.	6,242	629
*	Affirm Holdings Inc.	30,073	626
	Crane Co.	6,691	610
*	AZEK Co. Inc.	17,197	585
*	Euronet Worldwide Inc.	6,638	580
	Air Lease Corp.	14,052	573
	Esab Corp.	7,764	560
	MDU Resources Group Inc.	27,267	555
	ManpowerGroup Inc.	6,945	548
	Louisiana-Pacific Corp.	8,725	545
	Silgan Holdings Inc.	11,371	513
	Armstrong World Industries Inc.	6,256	479
*	Shift4 Payments Inc. Class A	7,408	421
	Crane NXT Co.	6,832	406
*	Core & Main Inc. Class A	11,958	393
	Spirit AeroSystems Holdings Inc. Class A	14,835	316
*	Hayward Holdings Inc.	18,965	281

13

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Mercury Systems Inc.	6,674	262
	Schneider National Inc. Class B	7,929	229
*	Gates Industrial Corp. plc	17,214	211
	ADT Inc.	28,834	185
	Ardagh Metal Packaging SA	20,809	75
	Ardagh Group SA	2,011	16
			741,400
Real Estate (2.7%)
	Prologis Inc.	128,320	15,937
	American Tower Corp.	64,759	11,742
	Equinix Inc.	12,984	10,145
	Crown Castle Inc.	60,172	6,047
	Public Storage	21,797	6,024
	Welltower Inc.	69,096	5,727
	Digital Realty Trust Inc.	40,409	5,323
	Realty Income Corp.	91,894	5,150
	Simon Property Group Inc.	45,109	5,119
*	CoStar Group Inc.	56,180	4,606
	VICI Properties Inc.	139,664	4,307
	Extra Space Storage Inc.	29,046	3,738
*	CBRE Group Inc. Class A	43,017	3,659
	AvalonBay Communities Inc.	19,433	3,572
	Equity Residential	51,838	3,361
	SBA Communications Corp.	14,926	3,351
	Weyerhaeuser Co.	101,812	3,334
	Invitation Homes Inc.	84,869	2,893
	Alexandria Real Estate Equities Inc.	23,804	2,769
	Iron Mountain Inc.	40,191	2,554
	Ventas Inc.	55,498	2,424
	Mid-America Apartment Communities Inc.	16,113	2,340
	Essex Property Trust Inc.	8,832	2,105
	Sun Communities Inc.	17,029	2,085
	WP Carey Inc.	29,299	1,906
	UDR Inc.	45,336	1,809
	American Homes 4 Rent Class A	45,869	1,653
	Gaming and Leisure Properties Inc.	34,668	1,643
	Equity LifeStyle Properties Inc.	24,470	1,639
	Kimco Realty Corp.	83,330	1,578
	Healthpeak Properties Inc.	76,687	1,578
	Regency Centers Corp.	25,292	1,573
	Camden Property Trust	14,533	1,564
	Host Hotels & Resorts Inc.	97,562	1,540
	Rexford Industrial Realty Inc.	28,071	1,501
	Boston Properties Inc.	21,746	1,452
	CubeSmart	30,734	1,282
	Americold Realty Trust Inc.	37,855	1,274
*	Jones Lang LaSalle Inc.	6,648	1,149
	Lamar Advertising Co. Class A	12,188	1,112
	Federal Realty Investment Trust	11,330	1,110
	EastGroup Properties Inc.	6,161	1,107
*	Zillow Group Inc. Class C	20,695	1,079
	Omega Healthcare Investors Inc.	32,838	1,045
	NNN REIT Inc.	24,836	978
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	18,459	959
	Healthcare Realty Trust Inc.	53,245	933
	STAG Industrial Inc.	25,310	925
	Brixmor Property Group Inc.	41,933	922
	Spirit Realty Capital Inc.	19,478	752
	Agree Realty Corp.	12,147	751
	Apartment Income REIT Corp.	20,915	712
	Rayonier Inc.	20,633	617
	Kilroy Realty Corp.	16,619	614
	Medical Properties Trust Inc.	83,612	604
	Vornado Realty Trust	24,061	578
	Cousins Properties Inc.	21,134	497
	EPR Properties	10,353	464
*	Zillow Group Inc. Class A	8,441	430
	Park Hotels & Resorts Inc.	31,055	398
*	Howard Hughes Holdings Inc.	4,835	380
	National Storage Affiliates Trust	10,889	366
	Highwoods Properties Inc.	14,942	356
			159,142
Technology (30.8%)
	Apple Inc.	2,076,349	390,084
	Microsoft Corp.	1,035,434	339,374
	NVIDIA Corp.	330,585	163,160
*	Alphabet Inc. Class A	826,282	112,515
*	Alphabet Inc. Class C	717,015	98,482
*	Meta Platforms Inc. Class A	307,737	91,056
	Broadcom Inc.	56,792	52,413
*	Adobe Inc.	63,746	35,656
*	Salesforce Inc.	131,685	29,163
	Oracle Corp.	211,538	25,467
*	Advanced Micro Devices Inc.	223,002	23,576
	Texas Instruments Inc.	126,351	21,235
	Intuit Inc.	38,004	20,591
	Intel Corp.	580,839	20,411
	International Business Machines Corp.	126,461	18,568
	Applied Materials Inc.	117,458	17,943
	QUALCOMM Inc.	155,243	17,780
*	ServiceNow Inc.	28,324	16,678
	Lam Research Corp.	18,665	13,110
	Analog Devices Inc.	70,353	12,789
	Micron Technology Inc.	152,060	10,635
*	Palo Alto Networks Inc.	41,484	10,093
*	Synopsys Inc.	21,131	9,697
	KLA Corp.	19,089	9,580
*	Cadence Design Systems Inc.	37,602	9,041
	Roper Technologies Inc.	14,709	7,341
	Amphenol Corp. Class A	81,174	7,174
	Marvell Technology Inc.	118,828	6,922
*	Snowflake Inc. Class A	43,092	6,759
*	Workday Inc. Class A	27,499	6,724
*	Autodesk Inc.	29,887	6,633
	Microchip Technology Inc.	74,822	6,123
*	ON Semiconductor Corp.	59,960	5,904
*	Fortinet Inc.	91,335	5,499
	Cognizant Technology Solutions Corp. Class A	70,681	5,061
*	VMware Inc. Class A	29,928	5,051

14

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Crowdstrike Holdings Inc. Class A	29,256	4,770
*	Atlassian Corp. Ltd. Class A	20,113	4,104
	CDW Corp.	18,803	3,970
*	Palantir Technologies Inc. Class A	260,353	3,900
*	ANSYS Inc.	12,065	3,847
*	Gartner Inc.	10,686	3,737
*	Datadog Inc. Class A	37,949	3,661
	HP Inc.	120,445	3,578
*	DoorDash Inc. Class A	41,900	3,525
*	MongoDB Inc.	9,124	3,479
	Corning Inc.	105,827	3,473
*	HubSpot Inc.	6,341	3,465
	Monolithic Power Systems Inc.	6,299	3,283
	Hewlett Packard Enterprise Co.	179,865	3,056
*	Splunk Inc.	22,357	2,711
*	VeriSign Inc.	12,574	2,613
*	Cloudflare Inc. Class A	39,908	2,595
*	Zoom Video Communications Inc. Class A	34,291	2,436
	Skyworks Solutions Inc.	22,051	2,398
*	PTC Inc.	15,923	2,343
	Teradyne Inc.	21,594	2,329
*	Tyler Technologies Inc.	5,769	2,299
	NetApp Inc.	29,649	2,274
*	Pinterest Inc. Class A	82,313	2,263
*	Akamai Technologies Inc.	21,272	2,235
	Paycom Software Inc.	7,142	2,106
	Entegris Inc.	20,695	2,096
	Jabil Inc.	17,902	2,048
*	EPAM Systems Inc.	7,685	1,990
*	Western Digital Corp.	44,088	1,984
	Vertiv Holdings Co.	47,995	1,891
*	Zscaler Inc.	12,059	1,882
	Leidos Holdings Inc.	18,841	1,837
*	Lattice Semiconductor Corp.	18,817	1,830
*	Match Group Inc.	38,476	1,803
*	Okta Inc.	21,075	1,760
*	Manhattan Associates Inc.	8,506	1,724
	SS&C Technologies Holdings Inc.	30,008	1,723
*	Black Knight Inc.	21,653	1,640
	Gen Digital Inc. (XNGS)	77,610	1,572
*	GoDaddy Inc. Class A	21,612	1,567
*	Ceridian HCM Holding Inc.	20,697	1,501
	Amdocs Ltd.	16,664	1,486
*	Twilio Inc. Class A	23,311	1,485
*	Qorvo Inc.	13,719	1,473
*	Unity Software Inc.	39,698	1,472
*	Dynatrace Inc.	30,157	1,454
*	DocuSign Inc.	28,391	1,428
*	Pure Storage Inc. Class A	38,709	1,416
*	F5 Inc.	8,286	1,356
*	AppLovin Corp. Class A	31,360	1,355
	Bentley Systems Inc. Class B	26,969	1,346
	KBR Inc.	18,949	1,166
*	Globant SA	5,677	1,161
*	Toast Inc. Class A	49,727	1,102
	National Instruments Corp.	18,364	1,095
*	Arrow Electronics Inc.	8,030	1,071
		Shares	Market Value• ($000)
	Universal Display Corp.	6,559	1,066
*	CACI International Inc. Class A	3,159	1,036
*	Dropbox Inc. Class A	36,725	1,021
*	Nutanix Inc. Class A	31,458	978
*	Guidewire Software Inc.	11,305	977
	Science Applications International Corp.	7,521	885
*	Confluent Inc. Class A	25,980	860
*	UiPath Inc. Class A	52,713	833
*	Wolfspeed Inc.	17,398	832
*	ZoomInfo Technologies Inc.	43,764	789
*	Procore Technologies Inc.	11,087	749
*	Aspen Technology Inc.	3,832	743
*	Smartsheet Inc. Class A	17,604	735
*	Five9 Inc.	9,978	722
	Dolby Laboratories Inc. Class A	8,116	686
*	Elastic NV	10,919	676
*	Teradata Corp.	14,334	663
	Avnet Inc.	12,745	647
*	DXC Technology Co.	31,203	647
*	New Relic Inc.	7,600	647
*	Coherent Corp.	16,505	621
*	Cirrus Logic Inc.	7,534	618
*,1	GLOBALFOUNDRIES Inc.	11,108	614
*	IAC Inc.	10,622	588
*	DoubleVerify Holdings Inc.	17,362	587
	TD SYNNEX Corp.	5,670	577
*	NCR Corp.	18,139	558
	Concentrix Corp.	6,186	494
*	Kyndryl Holdings Inc.	28,445	480
*	Clarivate plc	64,052	476
*	SentinelOne Inc. Class A	26,819	446
*	IPG Photonics Corp.	4,069	441
	Dun & Bradstreet Holdings Inc.	37,834	412
*	HashiCorp Inc. Class A	12,634	368
*	RingCentral Inc. Class A	11,859	367
*	Allegro MicroSystems Inc.	9,443	361
*	nCino Inc.	9,762	321
*	Gitlab Inc. Class A	6,640	315
*	CCC Intelligent Solutions Holdings Inc.	27,375	293
	Pegasystems Inc.	5,691	283
*	Alteryx Inc. Class A	8,650	255
*	Paycor HCM Inc.	8,088	190
*	Informatica Inc. Class A	6,408	134
			1,793,443
Telecommunications (2.3%)
	Cisco Systems Inc.	570,495	32,718
	Comcast Corp. Class A	575,441	26,908
	Verizon Communications Inc.	585,339	20,475
	AT&T Inc.	995,650	14,726
*	T-Mobile US Inc.	75,558	10,295
*	Arista Networks Inc.	34,864	6,807
	Motorola Solutions Inc.	22,989	6,519
*	Charter Communications Inc. Class A	14,263	6,249
*	Liberty Broadband Corp. Class C	16,100	1,506
*	Roku Inc.	17,295	1,404
	Juniper Networks Inc.	44,688	1,301
*	Ciena Corp.	20,834	1,041
	Iridium Communications Inc.	17,481	856

15

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Frontier Communications Parent Inc.	34,760	557
	Cable One Inc.	777	505
*	Lumentum Holdings Inc.	9,336	505
*	ViaSat Inc.	10,035	278
*	Liberty Broadband Corp. Class A	2,252	211
*	DISH Network Corp. Class A	33,860	203
	Ubiquiti Inc.	621	109
*,2	GCI Liberty Inc.	11,885	—
			133,173
Utilities (2.6%)
	NextEra Energy Inc.	281,657	18,815
	Southern Co.	151,619	10,269
	Duke Energy Corp.	107,266	9,525
	Waste Management Inc.	56,605	8,875
	Sempra Energy (XNYS)	87,604	6,152
	Dominion Energy Inc.	116,243	5,642
	American Electric Power Co. Inc.	71,686	5,620
	Exelon Corp.	138,350	5,551
	Constellation Energy Corp.	45,548	4,744
	Xcel Energy Inc.	76,535	4,372
	Consolidated Edison Inc.	48,297	4,297
	Public Service Enterprise Group Inc.	69,300	4,233
	Republic Services Inc.	28,747	4,143
*	PG&E Corp.	250,124	4,077
	American Water Works Co. Inc.	27,085	3,758
	WEC Energy Group Inc.	43,850	3,689
	Edison International	52,447	3,611
	Eversource Energy	48,315	3,083
	DTE Energy Co.	28,661	2,963
	Ameren Corp.	36,366	2,883
	Entergy Corp.	29,358	2,796
	FirstEnergy Corp.	75,563	2,726
	PPL Corp.	102,439	2,553
	CenterPoint Energy Inc.	87,468	2,439
	Atmos Energy Corp.	19,974	2,316
	CMS Energy Corp.	40,247	2,261
	Alliant Energy Corp.	35,184	1,765
	Evergy Inc.	30,720	1,689
	AES Corp.	93,585	1,678
	Vistra Corp.	51,712	1,625
	NiSource Inc.	57,866	1,549
		Shares	Market Value• ($000)
	Essential Utilities Inc.	34,013	1,255
	Pinnacle West Capital Corp.	15,850	1,225
*	Clean Harbors Inc.	7,193	1,218
	NRG Energy Inc.	32,379	1,216
	OGE Energy Corp.	27,956	952
	UGI Corp.	29,405	740
	IDACORP Inc.	7,086	679
	National Fuel Gas Co.	12,436	668
*	Stericycle Inc.	13,046	577
	Brookfield Renewable Corp. Class A	18,158	508
*	Sunrun Inc.	28,755	449
	Clearway Energy Inc. Class C	15,613	387
	Avangrid Inc.	9,539	329
	Hawaiian Electric Industries Inc.	15,436	216
			150,118
Total Common Stocks (Cost $4,251,659)			5,796,887
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity Fund, 5.384% (Cost $10,364)	103,671	10,366
Total Investments (99.9%) (Cost $4,262,023)			5,807,253
Other Assets and Liabilities—Net (0.1%)			6,196
Net Assets (100%)			5,813,449
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,859,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $3,022,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	68	15,354	(105)

See accompanying Notes, which are an integral part of the Financial Statements.
16

Russell 1000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,251,659)	5,796,887
Affiliated Issuers (Cost $10,364)	10,366
Total Investments in Securities	5,807,253
Investment in Vanguard	195
Cash Collateral Pledged—Futures Contracts	770
Receivables for Investment Securities Sold	47
Receivables for Accrued Income	8,612
Receivables for Capital Shares Issued	251
Total Assets	5,817,128
Liabilities
Due to Custodian	41
Payables for Investment Securities Purchased	359
Collateral for Securities on Loan	3,022
Payables for Capital Shares Redeemed	37
Payables to Vanguard	192
Variation Margin Payable—Futures Contracts	28
Total Liabilities	3,679
Net Assets	5,813,449
1 Includes $2,859,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	4,526,436
Total Distributable Earnings (Loss)	1,287,013
Net Assets	5,813,449

ETF Shares—Net Assets
Applicable to 18,475,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,784,931
Net Asset Value Per Share—ETF Shares	$204.87

Institutional Shares—Net Assets
Applicable to 5,111,129 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,028,518
Net Asset Value Per Share—Institutional Shares	$396.88

See accompanying Notes, which are an integral part of the Financial Statements.
17

Russell 1000 Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	89,732
Interest[2]	364
Securities Lending—Net	650
Total Income	90,746
Expenses
The Vanguard Group—Note B
Investment Advisory Services	125
Management and Administrative—ETF Shares	2,091
Management and Administrative—Institutional Shares	1,110
Marketing and Distribution—ETF Shares	192
Marketing and Distribution—Institutional Shares	69
Custodian Fees	431
Auditing Fees	28
Shareholders’ Reports—ETF Shares	67
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	3
Other Expenses	24
Total Expenses	4,141
Net Investment Income	86,605
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	516,264
Futures Contracts	733
Realized Net Gain (Loss)	516,997
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	226,031
Futures Contracts	592
Change in Unrealized Appreciation (Depreciation)	226,623
Net Increase (Decrease) in Net Assets Resulting from Operations	830,225
1	Dividends are net of foreign withholding taxes of $9,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $344,000, $20,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $597,036,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Russell 1000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,605	73,532
Realized Net Gain (Loss)	516,997	158,644
Change in Unrealized Appreciation (Depreciation)	226,623	(956,508)
Net Increase (Decrease) in Net Assets Resulting from Operations	830,225	(724,332)
Distributions
ETF Shares	(52,340)	(37,346)
Institutional Shares	(31,653)	(34,230)
Total Distributions	(83,993)	(71,576)
Capital Share Transactions
ETF Shares	562,506	455,983
Institutional Shares	(389,779)	(268,964)
Net Increase (Decrease) from Capital Share Transactions	172,727	187,019
Total Increase (Decrease)	918,959	(608,889)
Net Assets
Beginning of Period	4,894,490	5,503,379
End of Period	5,813,449	4,894,490

See accompanying Notes, which are an integral part of the Financial Statements.
19

Russell 1000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$180.47	$210.32	$161.36	$134.37	$133.57
Investment Operations
Net Investment Income[1]	2.956	2.757	2.459	2.525	2.395
Net Realized and Unrealized Gain (Loss) on Investments	24.306	(29.909)	48.925	27.028	.759
Total from Investment Operations	27.262	(27.152)	51.384	29.553	3.154
Distributions
Dividends from Net Investment Income	(2.862)	(2.698)	(2.424)	(2.563)	(2.354)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.862)	(2.698)	(2.424)	(2.563)	(2.354)
Net Asset Value, End of Period	$204.87	$180.47	$210.32	$161.36	$134.37
Total Return	15.34%	-13.02%	32.14%	22.39%	2.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,785	$2,721	$2,682	$1,678	$1,196
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.39%	1.34%	1.79%	1.85%
Portfolio Turnover Rate[2]	8%	10%	6%	9%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
20

Russell 1000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$349.62	$407.44	$312.59	$260.26	$258.75
Investment Operations
Net Investment Income[1]	5.737	5.354	4.807	4.927	4.645
Net Realized and Unrealized Gain (Loss) on Investments	47.099	(57.922)	94.766	52.362	1.483
Total from Investment Operations	52.836	(52.568)	99.573	57.289	6.128
Distributions
Dividends from Net Investment Income	(5.576)	(5.252)	(4.723)	(4.959)	(4.618)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.576)	(5.252)	(4.723)	(4.959)	(4.618)
Net Asset Value, End of Period	$396.88	$349.62	$407.44	$312.59	$260.26
Total Return	15.35%	-13.01%	32.16%	22.45%	2.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,029	$2,174	$2,822	$2,523	$2,323
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.39%	1.36%	1.81%	1.86%
Portfolio Turnover Rate[2]	8%	10%	6%	9%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
21

Russell 1000 Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
22

Russell 1000 Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
23

Russell 1000 Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $195,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
24

Russell 1000 Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,796,871	16	—	5,796,887
Temporary Cash Investments	10,366	—	—	10,366
Total	5,807,237	16	—	5,807,253
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	105	—	—	105
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	596,899
Total Distributable Earnings (Loss)	(596,899)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	17,672
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,509,784
Capital Loss Carryforwards	(240,443)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,287,013
25

Russell 1000 Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	83,993	71,576
Long-Term Capital Gains	—	—
Total	83,993	71,576
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,297,469
Gross Unrealized Appreciation	1,818,732
Gross Unrealized Depreciation	(308,948)
Net Unrealized Appreciation (Depreciation)	1,509,784
E.	During the year ended August 31, 2023, the fund purchased $1,793,723,000 of investment securities and sold $1,621,484,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,333,946,000 and $1,104,706,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $45,701,000 and sales were $27,355,000, resulting in net realized loss of $13,939,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,669,809	9,325	905,986	4,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,107,303)	(5,925)	(450,003)	(2,275)
Net Increase (Decrease)—ETF Shares	562,506	3,400	455,983	2,325
26

Russell 1000 Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	419,440	1,152	475,942	1,253
Issued in Lieu of Cash Distributions	28,506	82	32,013	83
Redeemed	(837,725)	(2,341)	(776,919)	(2,044)
Net Increase (Decrease)—Institutional Shares	(389,779)	(1,107)	(268,964)	(708)
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
27

Russell 1000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Value Index Fund ETF Shares Net Asset Value	8.55%	7.04%	9.03%	$23,749
Russell 1000 Value Index Fund ETF Shares Market Price	8.60	7.04	9.04	23,758
Russell 1000 Value Index	8.59	7.11	9.15	23,993
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Value Index Fund Institutional Shares	8.55%	7.06%	9.07%	$11,912,103
Russell 1000 Value Index	8.59	7.11	9.15	11,996,619
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
28

Russell 1000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 1000 Value Index Fund ETF Shares Market Price	8.60%	40.50%	137.58%
Russell 1000 Value Index Fund ETF Shares Net Asset Value	8.55	40.50	137.49
Russell 1000 Value Index	8.59	40.98	139.93
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
29

Russell 1000 Value Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	3.6%
Consumer Discretionary	9.0
Consumer Staples	7.7
Energy	8.7
Financials	18.9
Health Care	14.7
Industrials	15.4
Real Estate	4.9
Technology	7.7
Telecommunications	4.2
Utilities	5.2
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
30

Russell 1000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (3.6%)
	Linde plc	185,842	71,928
	Air Products and Chemicals Inc.	92,859	27,439
	Freeport-McMoRan Inc.	598,144	23,872
	Nucor Corp.	105,400	18,139
	Dow Inc.	296,297	16,166
	Newmont Corp.	333,126	13,132
	LyondellBasell Industries NV Class A	108,524	10,719
	Albemarle Corp.	48,981	9,733
	International Flavors & Fragrances Inc.	106,322	7,490
	Steel Dynamics Inc.	66,790	7,119
	Reliance Steel & Aluminum Co.	24,285	6,920
	CF Industries Holdings Inc.	81,161	6,255
	Mosaic Co.	139,060	5,403
	Celanese Corp.	40,918	5,170
	International Paper Co.	145,474	5,080
	Avery Dennison Corp.	22,794	4,294
	Ecolab Inc.	23,274	4,278
	Eastman Chemical Co.	48,963	4,162
	FMC Corp.	43,850	3,781
	Fastenal Co.	59,043	3,400
*	Cleveland-Cliffs Inc.	214,597	3,281
	Olin Corp.	54,369	3,155
	Royal Gold Inc.	27,575	3,091
	United States Steel Corp.	94,602	2,941
*	RBC Bearings Inc.	11,940	2,753
	Hexcel Corp.	34,460	2,526
	Alcoa Corp.	74,804	2,250
	Chemours Co.	62,503	2,126
	Huntsman Corp.	73,440	2,047
	Timken Co.	26,325	2,012
	Element Solutions Inc.	93,886	1,936
	Valvoline Inc.	53,113	1,829
	Ashland Inc.	21,076	1,826
	Westlake Corp.	13,625	1,785
	SSR Mining Inc. (XTSE)	86,664	1,287
	NewMarket Corp.	2,628	1,234
*	MP Materials Corp.	43,739	916
			291,475
Consumer Discretionary (9.0%)
	Walmart Inc.	597,333	97,132
*	Walt Disney Co.	763,880	63,921
	McDonald's Corp.	179,025	50,333
		Shares	Market Value• ($000)
	Activision Blizzard Inc.	326,184	30,006
	NIKE Inc. Class B	232,682	23,666
	Ford Motor Co.	1,638,081	19,870
	General Motors Co.	577,694	19,359
	DR Horton Inc.	130,430	15,524
	Lowe's Cos. Inc.	66,719	15,377
	Electronic Arts Inc.	114,595	13,749
	Lennar Corp. Class A	104,718	12,471
*	Warner Bros Discovery Inc.	921,892	12,114
*	Aptiv plc	113,346	11,499
	Delta Air Lines Inc.	255,404	10,952
*	Dollar Tree Inc.	87,293	10,681
	Estee Lauder Cos. Inc. Class A	65,866	10,573
*	Take-Two Interactive Software Inc.	68,785	9,781
	eBay Inc.	209,081	9,363
	Genuine Parts Co.	58,809	9,041
	Hilton Worldwide Holdings Inc.	58,264	8,661
	Southwest Airlines Co.	247,806	7,831
	PulteGroup Inc.	92,293	7,574
*	NVR Inc.	1,106	7,053
	Garmin Ltd.	63,892	6,774
*	United Airlines Holdings Inc.	135,936	6,771
*	Royal Caribbean Cruises Ltd.	68,100	6,738
	Omnicom Group Inc.	82,149	6,655
*	Carnival Corp.	414,031	6,550
	LKQ Corp.	111,670	5,866
*	Liberty Media Corp.-Liberty Formula One Class C	84,861	5,838
	MGM Resorts International	124,337	5,468
	Best Buy Co. Inc.	70,484	5,388
	Interpublic Group of Cos. Inc.	160,028	5,218
*	CarMax Inc.	62,460	5,102
*	Rivian Automotive Inc. Class A	217,207	4,937
*	Live Nation Entertainment Inc.	50,978	4,309
	Darden Restaurants Inc.	26,576	4,133
	Wynn Resorts Ltd.	40,311	4,087
	Fox Corp. Class A	123,052	4,068
	Hasbro Inc.	54,953	3,957
	BorgWarner Inc. (XNYS)	96,378	3,927
	Toll Brothers Inc.	45,924	3,763
[1]	Paramount Global Inc. Class B	246,433	3,719
31

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Aramark	96,787	3,599
	News Corp. Class A	166,788	3,584
*	O'Reilly Automotive Inc.	3,807	3,577
	Bath & Body Works Inc.	96,414	3,555
	Lithia Motors Inc.	11,330	3,490
	Lear Corp.	24,141	3,478
	Williams-Sonoma Inc.	23,848	3,367
	Vail Resorts Inc.	14,752	3,339
*	Mattel Inc.	147,939	3,278
	Gentex Corp.	98,569	3,219
*	AutoZone Inc.	1,243	3,146
	Whirlpool Corp.	22,016	3,081
	Tapestry Inc.	90,871	3,028
	New York Times Co. Class A	68,050	3,013
	VF Corp.	146,925	2,903
*	Caesars Entertainment Inc.	51,173	2,828
	Dick's Sporting Goods Inc.	23,394	2,722
*	Capri Holdings Ltd.	51,406	2,698
*	Skechers USA Inc. Class A	52,796	2,656
	Tempur Sealy International Inc.	55,944	2,614
*	American Airlines Group Inc.	172,422	2,540
	Service Corp. International	39,796	2,512
	Wyndham Hotels & Resorts Inc.	32,825	2,475
*	BJ's Wholesale Club Holdings Inc.	36,593	2,466
	Polaris Inc.	20,605	2,310
	Thor Industries Inc.	21,580	2,262
*	Norwegian Cruise Line Holdings Ltd.	135,012	2,237
*	Alaska Air Group Inc.	52,544	2,205
	Hyatt Hotels Corp. Class A	19,532	2,196
	PVH Corp.	26,248	2,194
*	SiteOne Landscape Supply Inc.	12,711	2,176
*,1	GameStop Corp. Class A	112,628	2,089
*	RH	5,691	2,078
	Boyd Gaming Corp.	30,928	2,068
*	AutoNation Inc.	12,826	2,015
*	Bright Horizons Family Solutions Inc.	21,177	2,000
	Ralph Lauren Corp.	17,097	1,994
*,1	Lucid Group Inc.	313,334	1,968
	Yum! Brands Inc.	14,387	1,861
	Harley-Davidson Inc.	55,098	1,860
*	Coty Inc. Class A	151,667	1,753
*	Expedia Group Inc.	16,151	1,751
	Newell Brands Inc.	159,940	1,692
	Advance Auto Parts Inc.	24,249	1,669
*	Etsy Inc.	22,678	1,668
*	Liberty Media Corp. - Liberty SiriusXM Class C	68,221	1,667
	Marriott Vacations Worldwide Corp.	15,321	1,665
	Fox Corp. Class B	53,820	1,643
	Leggett & Platt Inc.	55,683	1,570
*	Wayfair Inc. Class A	22,514	1,556
	Nexstar Media Group Inc.	9,443	1,537
*	Penn Entertainment Inc.	64,491	1,528
	Madison Square Garden Sports Corp.	7,840	1,396
	Macy's Inc.	113,700	1,391
	Penske Automotive Group Inc.	8,443	1,387
		Shares	Market Value• ($000)
*	Ollie's Bargain Outlet Holdings Inc.	17,606	1,357
	Kohl's Corp.	46,438	1,237
*	Avis Budget Group Inc.	5,620	1,199
[1]	Sirius XM Holdings Inc.	270,995	1,192
	Ross Stores Inc.	9,421	1,148
*	Planet Fitness Inc. Class A	18,750	1,140
	U-Haul Holding Co.	21,173	1,127
	RB Global Inc.	17,964	1,109
	Carter's Inc.	15,388	1,101
	Columbia Sportswear Co.	14,926	1,095
*	Grand Canyon Education Inc.	9,160	1,074
*	Hertz Global Holdings Inc.	56,587	959
	Gap Inc.	81,606	945
	News Corp. Class B	41,746	918
	H&R Block Inc.	22,544	901
*	QuantumScape Corp.	119,933	856
	Nordstrom Inc.	47,952	778
*	Under Armour Inc. Class A	98,332	751
*	Liberty Media Corp.-Liberty Live Class C	20,679	696
	Travel & Leisure Co.	17,124	688
*	TripAdvisor Inc.	44,721	676
*	Liberty Media Corp.-Liberty SiriusXM Class A	25,212	606
	Lennar Corp. Class B	5,257	561
*	Phinia Inc.	19,597	545
	Las Vegas Sands Corp.	9,456	519
*	Under Armour Inc. Class C	56,851	392
*	Driven Brands Holdings Inc.	24,342	366
*	Victoria's Secret & Co.	18,213	349
*	Liberty Media Corp.-Liberty Formula One Class A	5,558	337
*,1	AMC Entertainment Holdings Inc. Class A	24,727	310
*	Mister Car Wash Inc.	31,603	229
*	Liberty Media Corp.-Liberty Live Class A	6,552	218
*	Petco Health & Wellness Co. Inc.	29,074	148
	Murphy USA Inc.	420	133
[1]	U-Haul Holding Co. (XNYS)	2,104	120
			736,133
Consumer Staples (7.6%)
	Procter & Gamble Co.	799,879	123,453
	Philip Morris International Inc.	648,647	62,309
	Coca-Cola Co.	821,130	49,128
	Mondelez International Inc. Class A	568,070	40,481
	CVS Health Corp.	534,528	34,835
	Altria Group Inc.	746,147	32,995
	PepsiCo Inc.	177,973	31,665
	Colgate-Palmolive Co.	343,618	25,246
	Archer-Daniels-Midland Co.	226,885	17,992
	General Mills Inc.	246,036	16,647
	Corteva Inc.	298,338	15,069
	Constellation Brands Inc. Class A	57,412	14,959
	McKesson Corp.	35,520	14,646
	Keurig Dr Pepper Inc.	397,802	13,386
	Kroger Co.	273,207	12,674
	Kraft Heinz Co.	335,627	11,106
	Kenvue Inc.	424,919	9,794
	McCormick & Co. Inc.	104,811	8,603

32

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Walgreens Boots Alliance Inc.	298,005	7,543
	Bunge Ltd.	62,639	7,161
	Kellogg Co.	107,983	6,589
	Tyson Foods Inc. Class A	116,611	6,212
	J M Smucker Co.	42,762	6,198
	Conagra Brands Inc.	196,647	5,876
	Hormel Foods Corp.	121,587	4,692
	Molson Coors Beverage Co. Class B	73,559	4,670
*	Darling Ingredients Inc.	66,636	4,115
*	US Foods Holding Corp.	93,439	3,778
	Albertsons Cos. Inc. Class A	160,178	3,588
	Hershey Co.	15,935	3,424
	Campbell Soup Co.	80,467	3,355
	Casey's General Stores Inc.	13,415	3,279
	Ingredion Inc.	27,734	2,854
*	Performance Food Group Co.	34,106	2,119
*	Post Holdings Inc.	22,486	2,017
	Flowers Foods Inc.	78,910	1,859
	Spectrum Brands Holdings Inc.	16,923	1,408
*	Grocery Outlet Holding Corp.	38,058	1,174
	Brown-Forman Corp. Class B	17,086	1,130
	Kimberly-Clark Corp.	8,410	1,083
*	Freshpet Inc.	13,921	1,051
	Church & Dwight Co. Inc.	10,613	1,027
	Reynolds Consumer Products Inc.	22,326	609
*	Pilgrim's Pride Corp.	17,275	435
	Seaboard Corp.	110	415
	Lamb Weston Holdings Inc.	3,341	325
	Brown-Forman Corp. Class A	3,019	203
*	Olaplex Holdings Inc.	55,055	149
*	Boston Beer Co. Inc. Class A	237	87
			623,413
Energy (8.7%)
	Exxon Mobil Corp.	1,698,588	188,866
	Chevron Corp.	739,868	119,193
	ConocoPhillips	506,638	60,305
	Schlumberger NV	594,305	35,040
	EOG Resources Inc.	246,038	31,645
	Marathon Petroleum Corp.	184,268	26,308
	Pioneer Natural Resources Co.	97,289	23,148
	Phillips 66	192,918	22,023
	Valero Energy Corp.	150,868	19,598
	Occidental Petroleum Corp.	291,979	18,333
	Williams Cos. Inc.	509,836	17,605
	Baker Hughes Co.	423,849	15,339
	Kinder Morgan Inc.	817,176	14,072
	Devon Energy Corp.	265,702	13,575
	Halliburton Co.	299,731	11,576
	Diamondback Energy Inc.	75,786	11,503
	ONEOK Inc.	176,021	11,477
	Coterra Energy Inc.	315,385	8,891
*	First Solar Inc.	44,402	8,397
	Hess Corp.	51,340	7,932
	Marathon Oil Corp.	257,961	6,797
	EQT Corp.	151,536	6,549
		Shares	Market Value• ($000)
	Chesapeake Energy Corp.	53,341	4,705
	TechnipFMC plc	184,510	3,513
	NOV Inc.	165,046	3,487
*	Antero Resources Corp.	118,905	3,290
	HF Sinclair Corp.	59,400	3,272
	Range Resources Corp.	98,462	3,188
*	Southwestern Energy Co.	460,867	3,125
	Ovintiv Inc. (XNYS)	56,833	2,669
	DTE Midstream LLC	40,788	2,133
*,1	Plug Power Inc.	218,522	1,849
	Antero Midstream Corp.	94,769	1,149
	APA Corp.	14,906	653
			711,205
Financials (18.9%)
*	Berkshire Hathaway Inc. Class B	765,910	275,881
	JPMorgan Chase & Co.	1,222,835	178,937
	Bank of America Corp.	2,911,663	83,477
	Wells Fargo & Co.	1,580,070	65,241
	S&P Global Inc.	123,116	48,121
	Goldman Sachs Group Inc.	134,884	44,203
	BlackRock Inc.	62,208	43,579
	Morgan Stanley	502,176	42,760
	Charles Schwab Corp.	619,182	36,625
	Chubb Ltd.	172,103	34,570
	Citigroup Inc.	812,787	33,560
	CME Group Inc.	149,908	30,383
	Aon plc Class A (XNYS)	84,613	28,209
	Intercontinental Exchange Inc.	231,925	27,365
	US Bancorp	641,603	23,438
	PNC Financial Services Group Inc.	165,918	20,031
	Arthur J Gallagher & Co.	83,613	19,271
	Aflac Inc.	251,916	18,785
	American International Group Inc.	306,495	17,936
	MetLife Inc.	270,645	17,143
	Truist Financial Corp.	554,243	16,932
	Travelers Cos. Inc.	96,519	15,562
	Bank of New York Mellon Corp.	330,704	14,839
	Prudential Financial Inc.	153,598	14,541
	KKR & Co. Inc.	204,006	12,814
	Allstate Corp.	109,528	11,808
	T Rowe Price Group Inc.	92,528	10,384
*	Arch Capital Group Ltd.	128,193	9,853
	Discover Financial Services	106,153	9,561
	State Street Corp.	139,003	9,555
	Hartford Financial Services Group Inc.	127,898	9,186
	MSCI Inc.	16,234	8,825
	M&T Bank Corp.	68,987	8,627
	Raymond James Financial Inc.	81,412	8,515
	Progressive Corp.	61,085	8,153
*	Markel Group Inc.	5,498	8,131
	Marsh & McLennan Cos. Inc.	41,065	8,007
	Willis Towers Watson plc	38,724	8,007
	Principal Financial Group Inc.	100,664	7,823
	Nasdaq Inc.	143,205	7,515
	Fifth Third Bancorp	282,115	7,490
	Regions Financial Corp.	387,888	7,114
	Cincinnati Financial Corp.	64,253	6,797

33

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Huntington Bancshares Inc.	597,593	6,627
	Cboe Global Markets Inc.	43,601	6,527
	Northern Trust Corp.	85,679	6,518
	Citizens Financial Group Inc.	200,015	5,626
	Everest Group Ltd.	15,370	5,544
*	Coinbase Global Inc. Class A	69,198	5,508
	W R Berkley Corp.	89,023	5,507
	First Citizens BancShares Inc. Class A	3,974	5,406
	Loews Corp.	78,293	4,861
	Fidelity National Financial Inc.	108,846	4,506
	Brown & Brown Inc.	59,605	4,417
	KeyCorp	389,488	4,413
	Annaly Capital Management Inc.	207,713	4,210
	Globe Life Inc.	36,608	4,084
	Unum Group	82,679	4,067
	Reinsurance Group of America Inc.	27,983	3,879
	Interactive Brokers Group Inc. Class A	41,928	3,819
	New York Community Bancorp Inc.	299,041	3,672
	American Financial Group Inc.	30,609	3,548
*	SoFi Technologies Inc.	380,123	3,292
	East West Bancorp Inc.	59,013	3,266
*	XP Inc. Class A	128,085	3,246
	Franklin Resources Inc.	119,760	3,202
	Ally Financial Inc.	113,679	3,148
	Old Republic International Corp.	114,212	3,124
	Assurant Inc.	22,268	3,103
	Webster Financial Corp.	72,574	3,078
*	Robinhood Markets Inc. Class A	279,204	3,041
	Jefferies Financial Group Inc.	84,505	3,016
	RenaissanceRe Holdings Ltd.	15,152	2,847
	First Horizon Corp.	224,682	2,820
	Stifel Financial Corp.	43,142	2,805
	Voya Financial Inc.	40,098	2,794
	Carlyle Group Inc.	86,293	2,792
	Tradeweb Markets Inc. Class A	31,543	2,726
	Comerica Inc.	55,373	2,664
	SEI Investments Co.	42,730	2,652
	First American Financial Corp.	42,146	2,600
[1]	Starwood Property Trust Inc.	123,864	2,531
	Invesco Ltd.	151,391	2,410
	AGNC Investment Corp.	241,121	2,390
	Commerce Bancshares Inc.	47,999	2,356
	Cullen/Frost Bankers Inc.	24,903	2,354
	Western Alliance Bancorp	45,510	2,276
	Zions Bancorp NA	61,200	2,173
	MGIC Investment Corp.	120,942	2,126
	Pinnacle Financial Partners Inc.	31,658	2,107
	Evercore Inc. Class A	14,951	2,094
	Prosperity Bancshares Inc.	36,601	2,079
		Shares	Market Value• ($000)
	Houlihan Lokey Inc.	19,336	2,037
	Rithm Capital Corp.	196,517	2,026
	Popular Inc.	29,542	2,017
	Affiliated Managers Group Inc.	14,942	2,002
	Wintrust Financial Corp.	25,512	1,980
	Moody's Corp.	5,859	1,973
	OneMain Holdings Inc.	46,673	1,937
	Blue Owl Capital Inc.	159,934	1,911
	Synovus Financial Corp.	60,818	1,883
	Bank OZK	46,347	1,862
	Axis Capital Holdings Ltd.	32,670	1,792
	Columbia Banking System Inc.	87,473	1,791
	FNB Corp.	150,090	1,746
	RLI Corp.	13,192	1,735
	Lincoln National Corp.	65,207	1,673
	Lazard Ltd. Class A	46,052	1,600
	White Mountains Insurance Group Ltd.	1,007	1,600
	Hanover Insurance Group Inc.	14,897	1,590
	Janus Henderson Group plc	56,265	1,546
	Broadridge Financial Solutions Inc.	8,133	1,514
	Assured Guaranty Ltd.	23,838	1,403
*	Credit Acceptance Corp.	2,535	1,272
*	Brighthouse Financial Inc.	25,139	1,248
	Kemper Corp.	25,266	1,187
	Corebridge Financial Inc.	62,146	1,108
	Primerica Inc.	5,342	1,074
	First Hawaiian Inc.	53,333	1,009
	BOK Financial Corp.	11,944	993
	SLM Corp.	61,237	872
	Virtu Financial Inc. Class A	37,269	698
	TPG Inc.	19,151	539
	CNA Financial Corp.	10,877	428
*	Rocket Cos. Inc. Class A	33,823	361
	TFS Financial Corp.	21,381	291
	UWM Holdings Corp.	25,005	149
			1,542,252
Health Care (14.7%)
	Johnson & Johnson	1,007,953	162,966
	Merck & Co. Inc.	866,905	94,475
	Pfizer Inc.	2,362,424	83,583
	Danaher Corp.	275,058	72,890
	Abbott Laboratories	678,227	69,790
	Bristol-Myers Squibb Co.	878,959	54,188
	Medtronic plc	555,311	45,258
	Gilead Sciences Inc.	522,320	39,947
	Elevance Health Inc.	86,031	38,027
	Thermo Fisher Scientific Inc.	62,045	34,565
*	Regeneron Pharmaceuticals Inc.	40,352	33,350
	Becton Dickinson & Co.	118,669	33,162
*	Boston Scientific Corp.	600,195	32,374
	Stryker Corp.	110,757	31,405
	Cigna Group	113,197	31,272
	UnitedHealth Group Inc.	61,877	29,489
	HCA Healthcare Inc.	67,969	18,848
	Amgen Inc.	71,574	18,347
*	Biogen Inc.	60,308	16,124
*	Moderna Inc.	140,713	15,910
*	Centene Corp.	229,385	14,142
	Humana Inc.	29,579	13,655

34

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	GE Healthcare Inc.	150,839	10,627
	Zimmer Biomet Holdings Inc.	87,488	10,422
	STERIS plc	41,365	9,497
	Baxter International Inc.	210,816	8,559
	Laboratory Corp. of America Holdings	36,843	7,667
*	Illumina Inc.	46,186	7,631
*	Hologic Inc.	101,212	7,565
*	ICON plc	29,052	7,552
	Cooper Cos. Inc.	20,325	7,520
*	BioMarin Pharmaceutical Inc.	69,220	6,325
	Revvity Inc.	52,935	6,195
	Quest Diagnostics Inc.	47,056	6,188
*	Avantor Inc.	279,335	6,048
	Viatris Inc.	502,058	5,397
	Cardinal Health Inc.	52,947	4,624
	Royalty Pharma plc Class A	153,451	4,576
*	QIAGEN NV	95,668	4,352
*	Charles River Laboratories International Inc.	21,015	4,346
*	United Therapeutics Corp.	18,957	4,253
	Teleflex Inc.	19,408	4,129
*	Henry Schein Inc.	53,836	4,121
*	Exact Sciences Corp.	48,153	4,029
*	Catalent Inc.	75,631	3,779
*	Bio-Rad Laboratories Inc. Class A	8,647	3,461
*	Molina Healthcare Inc.	11,039	3,423
	Universal Health Services Inc. Class B	24,907	3,355
	DENTSPLY SIRONA Inc.	88,959	3,299
*	Tenet Healthcare Corp.	41,483	3,217
*	Vertex Pharmaceuticals Inc.	9,218	3,211
*	Acadia Healthcare Co. Inc.	37,701	2,907
	Agilent Technologies Inc.	23,254	2,815
	Encompass Health Corp.	39,003	2,771
*	Elanco Animal Health Inc. (XNYS)	201,833	2,462
	Organon & Co.	107,396	2,358
*	Repligen Corp.	13,059	2,271
*	Envista Holdings Corp.	68,881	2,206
*	Alnylam Pharmaceuticals Inc.	10,239	2,025
	Perrigo Co. plc	56,642	1,982
*	Globus Medical Inc. Class A	35,488	1,920
*	QuidelOrtho Corp.	22,585	1,860
*	Syneos Health Inc.	43,360	1,853
*	Jazz Pharmaceuticals plc	12,385	1,775
*	Azenta Inc.	28,633	1,616
*	Teladoc Health Inc.	63,320	1,434
*,1	Ginkgo Bioworks Holdings Inc.	587,023	1,374
*	Incyte Corp.	20,286	1,309
*	Integra LifeSciences Holdings Corp.	29,992	1,276
*	Amedisys Inc.	13,481	1,264
*	IQVIA Holdings Inc.	5,657	1,259
*	Enovis Corp.	22,068	1,237
*	ICU Medical Inc.	8,523	1,236
*	Horizon Therapeutics plc	10,889	1,228
*	R1 RCM Inc.	64,333	1,109
	Premier Inc. Class A	49,820	1,073
*	Fortrea Holdings Inc.	37,222	1,025
	Chemed Corp.	1,745	892
*	Exelixis Inc.	35,319	791
		Shares	Market Value• ($000)
*	Mirati Therapeutics Inc.	18,598	692
*	Tandem Diabetes Care Inc.	23,441	641
*	Doximity Inc. Class A	25,017	596
*	Certara Inc.	32,161	520
*	Ionis Pharmaceuticals Inc.	8,335	336
	Bio-Techne Corp.	3,655	287
*	agilon health Inc.	12,567	223
*	Karuna Therapeutics Inc.	1,099	206
*	Maravai LifeSciences Holdings Inc. Class A	19,446	201
*	Sotera Health Co.	12,402	200
*	Roivant Sciences Ltd.	8,367	97
			1,200,462
Industrials (15.4%)
	RTX Corp.	610,806	52,554
	General Electric Co.	452,967	51,847
	Honeywell International Inc.	242,135	45,507
*	Boeing Co.	201,385	45,116
	Eaton Corp. plc	166,255	38,300
	United Parcel Service Inc. Class B (XNYS)	218,713	37,050
	Union Pacific Corp.	145,967	32,196
	American Express Co.	166,550	26,313
	FedEx Corp.	96,981	25,314
	3M Co.	230,219	24,557
	Northrop Grumman Corp.	56,410	24,431
	Emerson Electric Co.	238,211	23,404
	General Dynamics Corp.	102,504	23,232
	CSX Corp.	755,384	22,813
*	Fiserv Inc.	186,113	22,592
	Parker-Hannifin Corp.	53,485	22,298
	Norfolk Southern Corp.	95,063	19,489
	PACCAR Inc.	213,834	17,596
	TransDigm Group Inc.	18,256	16,501
	Capital One Financial Corp.	158,719	16,251
	Carrier Global Corp.	278,821	16,018
	AMETEK Inc.	96,180	15,342
	Caterpillar Inc.	54,051	15,195
	DuPont de Nemours Inc.	192,188	14,777
	Johnson Controls International plc	239,700	14,157
	L3Harris Technologies Inc.	79,141	14,094
	Otis Worldwide Corp.	162,995	13,944
	Global Payments Inc.	109,589	13,884
	Fidelity National Information Services Inc.	246,986	13,797
	Trane Technologies plc	67,041	13,761
	Cummins Inc.	59,395	13,663
	Ferguson plc	81,684	13,197
	Ingersoll Rand Inc. (XYNS)	169,313	11,786
	Fortive Corp.	148,048	11,674
	Martin Marietta Materials Inc.	25,843	11,537
	United Rentals Inc.	22,716	10,825
	PPG Industries Inc.	73,659	10,442
	Vulcan Materials Co.	42,656	9,310
	Quanta Services Inc.	44,134	9,262
	Xylem Inc.	87,166	9,025
	Dover Corp.	58,420	8,664
	Westinghouse Air Brake Technologies Corp.	74,695	8,405
*	Block Inc. (XNYS)	141,815	8,176
*	Teledyne Technologies Inc.	19,525	8,167
	Howmet Aerospace Inc.	159,047	7,868
*	Builders FirstSource Inc.	52,931	7,677
*	Keysight Technologies Inc.	54,860	7,313

35

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Jacobs Solutions Inc.	52,245	7,044
	Ball Corp.	128,242	6,983
	TransUnion	81,011	6,580
	IDEX Corp.	28,802	6,521
	Textron Inc.	83,532	6,491
	Expeditors International of Washington Inc.	55,294	6,453
	Automatic Data Processing Inc.	24,387	6,209
	Stanley Black & Decker Inc.	63,517	5,995
	Amcor plc	614,511	5,985
	Snap-on Inc.	21,867	5,873
	Nordson Corp.	23,717	5,790
	Synchrony Financial	178,956	5,777
	Illinois Tool Works Inc.	23,232	5,746
	Carlisle Cos. Inc.	21,313	5,606
	CNH Industrial NV	405,615	5,589
*	Trimble Inc.	101,414	5,556
	Packaging Corp. of America	37,157	5,540
	Masco Corp.	93,246	5,502
	Owens Corning	37,734	5,430
	JB Hunt Transport Services Inc.	27,357	5,140
	Lennox International Inc.	13,442	5,065
*	Bill Holdings Inc.	43,106	4,970
	AECOM	55,057	4,831
*	Zebra Technologies Corp. Class A	17,381	4,780
	Pentair plc	67,794	4,763
	Regal Rexnord Corp.	27,798	4,509
	Sherwin-Williams Co.	16,387	4,453
	RPM International Inc.	42,310	4,220
*	Saia Inc.	9,896	4,218
	Crown Holdings Inc.	44,651	4,137
	Hubbell Inc.	12,048	3,928
	nVent Electric plc	69,156	3,910
	Watsco Inc.	10,245	3,735
	AptarGroup Inc.	27,513	3,647
	Fortune Brands Innovations Inc.	52,038	3,592
*	XPO Inc.	47,886	3,574
	Huntington Ingalls Industries Inc.	16,170	3,563
	ITT Inc.	34,708	3,550
*	TopBuild Corp.	12,197	3,538
	Knight-Swift Transportation Holdings Inc.	63,765	3,496
	Westrock Co.	106,837	3,495
	Cognex Corp.	71,178	3,351
	A O Smith Corp.	46,115	3,343
	Berry Global Group Inc.	51,107	3,339
	AGCO Corp.	25,762	3,337
	Curtiss-Wright Corp.	15,992	3,326
	Graco Inc.	41,544	3,280
	Robert Half Inc.	44,291	3,276
	Equifax Inc.	15,833	3,273
	Jack Henry & Associates Inc.	20,828	3,265
*	Middleby Corp.	22,398	3,261
	Woodward Inc.	24,931	3,225
*	GXO Logistics Inc.	49,234	3,150
	Deere & Co.	7,509	3,086
*	Generac Holdings Inc.	25,533	3,034
	WESCO International Inc.	18,617	3,013
	EMCOR Group Inc.	12,909	2,895
		Shares	Market Value• ($000)
	Tetra Tech Inc.	18,363	2,889
	Oshkosh Corp.	27,421	2,847
	MKS Instruments Inc.	27,919	2,798
*	PayPal Holdings Inc.	44,422	2,777
	Littelfuse Inc.	10,153	2,712
*	MasTec Inc.	26,188	2,605
*	WillScot Mobile Mini Holdings Corp.	61,846	2,537
	Sensata Technologies Holding plc	63,461	2,387
	Sonoco Products Co.	41,131	2,363
	MSA Safety Inc.	12,897	2,356
*	Axalta Coating Systems Ltd.	83,152	2,353
	BWX Technologies Inc.	31,848	2,349
*	Mohawk Industries Inc.	22,264	2,257
	Flowserve Corp.	55,031	2,178
	Acuity Brands Inc.	13,395	2,160
	Genpact Ltd.	56,664	2,115
	Brunswick Corp.	26,676	2,111
*	FTI Consulting Inc.	11,359	2,111
*	NU Holdings Ltd. Class A	305,733	2,094
	Allison Transmission Holdings Inc.	34,452	2,083
*	Kirby Corp.	24,938	2,066
	Valmont Industries Inc.	7,987	2,025
	Cintas Corp.	3,915	1,974
	MSC Industrial Direct Co. Inc. Class A	19,282	1,968
	Ryder System Inc.	19,267	1,940
*	WEX Inc.	9,739	1,911
*	Affirm Holdings Inc.	91,512	1,904
	Donaldson Co. Inc.	29,722	1,898
	Crane Co.	20,138	1,835
	Air Lease Corp.	43,469	1,772
*	AZEK Co. Inc.	51,568	1,754
	MDU Resources Group Inc.	84,783	1,726
	Esab Corp.	23,710	1,711
	Louisiana-Pacific Corp.	27,021	1,688
	ManpowerGroup Inc.	21,202	1,672
	Western Union Co.	134,226	1,658
	Silgan Holdings Inc.	35,142	1,586
	Vontier Corp.	43,294	1,360
	Graphic Packaging Holding Co.	59,575	1,325
	Crane NXT Co.	20,180	1,198
	Old Dominion Freight Line Inc.	2,799	1,196
*	Core & Main Inc. Class A	35,694	1,172
	Armstrong World Industries Inc.	13,347	1,022
	Sealed Air Corp.	27,114	1,005
	Eagle Materials Inc.	5,102	966
	CH Robinson Worldwide Inc.	10,659	964
*	Euronet Worldwide Inc.	9,949	869
	Spirit AeroSystems Holdings Inc. Class A	39,396	840
*	Hayward Holdings Inc.	55,310	819
*	Mercury Systems Inc.	20,796	816
	Schneider National Inc. Class B	22,623	654
*	Gates Industrial Corp. plc	49,757	611
	Landstar System Inc.	2,986	567
*	FleetCor Technologies Inc.	2,070	562
	ADT Inc.	84,613	543
	HEICO Corp.	2,485	419

36

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	HEICO Corp. Class A	2,425	328
	Allegion plc	2,721	310
	Lincoln Electric Holdings Inc.	1,489	287
*	Ardagh Group SA	8,833	71
	Ardagh Metal Packaging SA	4,262	15
			1,253,648
Real Estate (4.8%)
	Prologis Inc.	385,117	47,831
	Welltower Inc.	207,081	17,163
	Crown Castle Inc.	161,967	16,278
	Digital Realty Trust Inc.	121,677	16,027
	Realty Income Corp.	276,867	15,516
	Equinix Inc.	19,456	15,202
	VICI Properties Inc.	419,834	12,948
	Simon Property Group Inc.	105,653	11,991
	Extra Space Storage Inc.	87,630	11,276
*	CBRE Group Inc. Class A	129,507	11,015
	AvalonBay Communities Inc.	58,618	10,775
	Equity Residential	156,214	10,127
	Weyerhaeuser Co.	306,155	10,027
	SBA Communications Corp.	40,334	9,056
	Invitation Homes Inc.	253,281	8,634
	Alexandria Real Estate Equities Inc.	71,839	8,358
*	CoStar Group Inc.	95,966	7,868
	Public Storage	27,299	7,545
	Ventas Inc.	166,476	7,272
	Mid-America Apartment Communities Inc.	48,291	7,013
	Essex Property Trust Inc.	26,550	6,329
	WP Carey Inc.	88,620	5,765
	UDR Inc.	130,452	5,205
	Gaming and Leisure Properties Inc.	105,722	5,011
	American Homes 4 Rent Class A	137,890	4,970
	Sun Communities Inc.	39,866	4,880
	Kimco Realty Corp.	250,612	4,747
	Regency Centers Corp.	75,572	4,701
	Healthpeak Properties Inc.	226,385	4,659
	Host Hotels & Resorts Inc.	292,919	4,625
	Camden Property Trust	42,900	4,617
	Rexford Industrial Realty Inc.	82,780	4,426
	Boston Properties Inc.	65,876	4,398
	Iron Mountain Inc.	61,544	3,910
	CubeSmart	92,316	3,850
	Americold Realty Trust Inc.	113,621	3,823
*	Jones Lang LaSalle Inc.	19,901	3,439
	Equity LifeStyle Properties Inc.	50,344	3,371
	Federal Realty Investment Trust	33,988	3,329
	EastGroup Properties Inc.	18,456	3,315
	Omega Healthcare Investors Inc.	98,478	3,134
	NNN REIT Inc.	76,213	3,002
	First Industrial Realty Trust Inc.	55,538	2,885
*	Zillow Group Inc. Class A	55,303	2,816
	Healthcare Realty Trust Inc.	160,091	2,805
	Brixmor Property Group Inc.	125,971	2,769
		Shares	Market Value• ($000)
	STAG Industrial Inc.	75,498	2,758
	Agree Realty Corp.	37,384	2,311
	Spirit Realty Capital Inc.	59,267	2,288
	Apartment Income REIT Corp.	61,769	2,104
	Rayonier Inc.	61,716	1,845
	Kilroy Realty Corp.	48,986	1,810
[1]	Medical Properties Trust Inc.	249,613	1,802
	Vornado Realty Trust	74,356	1,786
*	Zillow Group Inc. Class C	33,837	1,765
	Cousins Properties Inc.	63,651	1,496
	EPR Properties	31,238	1,399
	Park Hotels & Resorts Inc.	92,432	1,186
	National Storage Affiliates Trust	33,566	1,128
*	Howard Hughes Holdings Inc.	14,135	1,112
	Highwoods Properties Inc.	43,695	1,041
	Lamar Advertising Co. Class A	8,416	768
			395,302
Technology (7.7%)
	Intel Corp.	1,745,828	61,348
	International Business Machines Corp.	379,697	55,751
	Oracle Corp.	374,855	45,129
	Analog Devices Inc.	211,181	38,389
	Texas Instruments Inc.	224,508	37,731
	Micron Technology Inc.	456,420	31,922
*	Advanced Micro Devices Inc.	289,273	30,582
	Roper Technologies Inc.	44,134	22,026
*	Salesforce Inc.	97,403	21,571
	Marvell Technology Inc.	356,648	20,775
*	ON Semiconductor Corp.	180,423	17,764
	Cognizant Technology Solutions Corp. Class A	211,087	15,116
	Amphenol Corp. Class A	121,407	10,730
	Corning Inc.	318,353	10,448
	Hewlett Packard Enterprise Co.	537,400	9,130
	HP Inc.	286,900	8,524
	Applied Materials Inc.	54,553	8,334
*	VeriSign Inc.	35,748	7,428
*	Zoom Video Communications Inc. Class A	103,685	7,365
	Skyworks Solutions Inc.	66,143	7,192
	QUALCOMM Inc.	60,098	6,883
*	Akamai Technologies Inc.	64,534	6,782
*	Western Digital Corp.	133,932	6,027
	Entegris Inc.	59,414	6,017
	Leidos Holdings Inc.	56,511	5,510
	Microchip Technology Inc.	64,029	5,240
	Vertiv Holdings Co.	132,573	5,222
	SS&C Technologies Holdings Inc.	89,790	5,156
*	Okta Inc.	59,184	4,942
*	Black Knight Inc.	65,059	4,929
*	Qorvo Inc.	41,947	4,505
	Amdocs Ltd.	49,995	4,460
	NetApp Inc.	54,244	4,161
*	F5 Inc.	25,293	4,139
*	Ceridian HCM Holding Inc.	56,547	4,101
	Gen Digital Inc. (XNGS)	196,349	3,976
*	Twilio Inc. Class A	59,586	3,796

37

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
*	PTC Inc.	22,093	3,251
*	Arrow Electronics Inc.	23,643	3,155
*	CACI International Inc. Class A	9,501	3,116
*	AppLovin Corp. Class A	71,190	3,077
*	Guidewire Software Inc.	34,266	2,962
*	Unity Software Inc.	73,318	2,718
	Science Applications International Corp.	22,628	2,662
*	Wolfspeed Inc.	52,144	2,494
*	DoorDash Inc. Class A	27,563	2,319
	Jabil Inc.	20,191	2,310
*	Nutanix Inc. Class A	73,187	2,276
*	Aspen Technology Inc.	11,701	2,270
	KBR Inc.	36,228	2,229
	Dolby Laboratories Inc. Class A	24,826	2,097
	Lam Research Corp.	2,925	2,055
*	ANSYS Inc.	6,352	2,025
*	DXC Technology Co.	95,477	1,980
	Avnet Inc.	38,141	1,936
*	Cirrus Logic Inc.	23,204	1,904
*	Coherent Corp.	50,161	1,888
*	GoDaddy Inc. Class A	25,557	1,853
*,1	GLOBALFOUNDRIES Inc.	32,986	1,822
*	IAC Inc.	32,358	1,790
	TD SYNNEX Corp.	17,485	1,779
	Universal Display Corp.	10,727	1,744
*	NCR Corp.	53,624	1,649
*	Tyler Technologies Inc.	3,969	1,581
	Concentrix Corp.	18,485	1,476
*	Clarivate plc	197,988	1,471
*	Kyndryl Holdings Inc.	86,160	1,454
*	IPG Photonics Corp.	12,635	1,369
	Dun & Bradstreet Holdings Inc.	111,312	1,213
	Teradyne Inc.	10,903	1,176
*	ZoomInfo Technologies Inc.	63,421	1,143
*	SentinelOne Inc. Class A	68,612	1,141
*	Pure Storage Inc. Class A	25,747	942
*	CCC Intelligent Solutions Holdings Inc.	84,507	904
*	nCino Inc.	26,693	877
	National Instruments Corp.	12,030	717
	CDW Corp.	3,218	679
*	UiPath Inc. Class A	36,857	583
*	Match Group Inc.	11,701	548
*	Informatica Inc. Class A	17,924	376
*	HashiCorp Inc. Class A	12,397	362
*	Dropbox Inc. Class A	12,312	342
*	Paycor HCM Inc.	12,697	298
	Bentley Systems Inc. Class B	5,895	294
			631,408
Telecommunications (4.2%)
	Cisco Systems Inc.	1,714,853	98,347
	Comcast Corp. Class A	1,728,836	80,840
	Verizon Communications Inc.	1,759,006	61,530
	AT&T Inc.	2,990,063	44,223
*	T-Mobile US Inc.	227,329	30,974
*	Liberty Broadband Corp. Class C	42,194	3,948
	Juniper Networks Inc.	133,818	3,897
*	Roku Inc.	45,444	3,690
*	Ciena Corp.	62,365	3,117
		Shares	Market Value• ($000)
*	Frontier Communications Parent Inc.	102,939	1,649
	Motorola Solutions Inc.	5,548	1,573
*	Lumentum Holdings Inc.	28,728	1,555
	Cable One Inc.	2,151	1,399
*	ViaSat Inc.	30,221	838
*	DISH Network Corp. Class A	104,075	625
*	Liberty Broadband Corp. Class A	1,989	186
	Iridium Communications Inc.	3,266	160
	Ubiquiti Inc.	275	48
*,2	GCI Liberty Inc.	26,959	—
			338,599
Utilities (5.2%)
	NextEra Energy Inc.	846,191	56,526
	Southern Co.	455,570	30,856
	Duke Energy Corp.	322,358	28,625
	Sempra Energy (XNYS)	263,221	18,483
	American Electric Power Co. Inc.	216,022	16,936
	Dominion Energy Inc.	348,675	16,925
	Exelon Corp.	415,673	16,677
	Constellation Energy Corp.	136,920	14,262
	Xcel Energy Inc.	230,935	13,193
	Consolidated Edison Inc.	145,094	12,908
	Public Service Enterprise Group Inc.	208,048	12,708
	Republic Services Inc.	86,376	12,449
*	PG&E Corp.	753,768	12,286
	American Water Works Co. Inc.	81,454	11,301
	WEC Energy Group Inc.	131,753	11,083
	Edison International	158,326	10,901
	Eversource Energy	146,041	9,320
	DTE Energy Co.	85,917	8,882
	Ameren Corp.	109,184	8,655
	Entergy Corp.	88,262	8,407
	FirstEnergy Corp.	227,135	8,193
	PPL Corp.	307,416	7,661
	CenterPoint Energy Inc.	262,849	7,331
	Atmos Energy Corp.	59,897	6,945
	CMS Energy Corp.	122,490	6,883
	Alliant Energy Corp.	104,208	5,228
	Evergy Inc.	92,338	5,076
	NiSource Inc.	171,010	4,576
	Essential Utilities Inc.	102,214	3,772
	Pinnacle West Capital Corp.	47,678	3,684
	NRG Energy Inc.	96,709	3,631
*	Clean Harbors Inc.	21,148	3,581
	Vistra Corp.	111,616	3,507
	OGE Energy Corp.	84,074	2,863
	Waste Management Inc.	17,308	2,713
	UGI Corp.	87,814	2,211
	IDACORP Inc.	21,274	2,039
	National Fuel Gas Co.	37,290	2,004
	AES Corp.	109,315	1,960
*	Stericycle Inc.	38,678	1,710
	Brookfield Renewable Corp. Class A	53,633	1,499
*	Sunrun Inc.	88,753	1,387
	Clearway Energy Inc. Class C	47,636	1,180
	Avangrid Inc.	29,801	1,028

38

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Hawaiian Electric Industries Inc.	46,088	646
			422,691
Total Common Stocks (Cost $7,859,301)			8,146,588
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4]	Vanguard Market Liquidity Fund, 5.384% (Cost $13,910)	139,143	13,913
Total Investments (99.9%) (Cost $7,873,211)			8,160,501
Other Assets and Liabilities—Net (0.1%)			4,294
Net Assets (100%)			8,164,795
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,109,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $11,947,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	49	11,064	198

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Carrier Global Corp.	8/30/24	BANA	4,021	(5.320)	—	—
Johnson Controls International plc	8/30/24	BANA	2,835	(5.320)	—	—
					—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
39

Russell 1000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,859,301)	8,146,588
Affiliated Issuers (Cost $13,910)	13,913
Total Investments in Securities	8,160,501
Investment in Vanguard	272
Cash Collateral Pledged—Futures Contracts	550
Cash Collateral Pledged—Over-the-Counter Swap Contracts	540
Receivables for Investment Securities Sold	10,760
Receivables for Accrued Income	18,314
Receivables for Capital Shares Issued	396
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	8,191,333
Liabilities
Due to Custodian	374
Payables for Investment Securities Purchased	881
Collateral for Securities on Loan	11,947
Payables for Capital Shares Redeemed	13,040
Payables to Vanguard	276
Variation Margin Payable—Futures Contracts	20
Total Liabilities	26,538
Net Assets	8,164,795
1 Includes $11,109,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	8,721,418
Total Distributable Earnings (Loss)	(556,623)
Net Assets	8,164,795

ETF Shares—Net Assets
Applicable to 96,977,615 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,759,973
Net Asset Value Per Share—ETF Shares	$69.71

Institutional Shares—Net Assets
Applicable to 5,159,772 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,404,822
Net Asset Value Per Share—Institutional Shares	$272.26

See accompanying Notes, which are an integral part of the Financial Statements.
40

Russell 1000 Value Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	186,130
Interest[2]	317
Securities Lending—Net	1,732
Total Income	188,179
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative—ETF Shares	4,208
Management and Administrative—Institutional Shares	891
Marketing and Distribution—ETF Shares	373
Marketing and Distribution—Institutional Shares	56
Custodian Fees	336
Auditing Fees	28
Shareholders’ Reports—ETF Shares	151
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	4
Other Expenses	24
Total Expenses	6,262
Net Investment Income	181,917
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	295,825
Futures Contracts	(54)
Swap Contracts	(653)
Realized Net Gain (Loss)	295,118
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	169,474
Futures Contracts	314
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	169,788
Net Increase (Decrease) in Net Assets Resulting from Operations	646,823
1	Dividends are net of foreign withholding taxes of $23,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $300,000, $7,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $571,777,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
41

Russell 1000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	181,917	171,881
Realized Net Gain (Loss)	295,118	542,488
Change in Unrealized Appreciation (Depreciation)	169,788	(1,252,050)
Net Increase (Decrease) in Net Assets Resulting from Operations	646,823	(537,681)
Distributions
ETF Shares	(145,415)	(132,812)
Institutional Shares	(34,279)	(34,153)
Total Distributions	(179,694)	(166,965)
Capital Share Transactions
ETF Shares	400,261	(28,099)
Institutional Shares	(290,991)	(20,655)
Net Increase (Decrease) from Capital Share Transactions	109,270	(48,754)
Total Increase (Decrease)	576,399	(753,400)
Net Assets
Beginning of Period	7,588,396	8,341,796
End of Period	8,164,795	7,588,396

See accompanying Notes, which are an integral part of the Financial Statements.
42

Russell 1000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Net Asset Value, Beginning of Period	$65.70	$71.54	$53.52	$54.61	$55.60
Investment Operations
Net Investment Income[2]	1.523	1.415	1.282	1.408	1.357
Net Realized and Unrealized Gain (Loss) on Investments	3.964	(5.875)	17.932	(1.056)	(1.054)
Total from Investment Operations	5.487	(4.460)	19.214	.352	.303
Distributions
Dividends from Net Investment Income	(1.477)	(1.380)	(1.194)	(1.442)	(1.293)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.477)	(1.380)	(1.194)	(1.442)	(1.293)
Net Asset Value, End of Period	$69.71	$65.70	$71.54	$53.52	$54.61
Total Return	8.55%	-6.32%	36.32%	0.75%	0.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,760	$5,980	$6,569	$2,646	$1,914
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.02%	1.99%	2.65%	2.51%
Portfolio Turnover Rate[3]	15%	14%	19%	24%	17%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Russell 1000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$256.61	$279.40	$209.00	$213.25	$217.14
Investment Operations
Net Investment Income[1]	5.952	5.555	5.002	5.594	5.294
Net Realized and Unrealized Gain (Loss) on Investments	15.489	(22.930)	70.071	(4.226)	(4.087)
Total from Investment Operations	21.441	(17.375)	75.073	1.368	1.207
Distributions
Dividends from Net Investment Income	(5.791)	(5.415)	(4.673)	(5.618)	(5.097)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.791)	(5.415)	(4.673)	(5.618)	(5.097)
Net Asset Value, End of Period	$272.26	$256.61	$279.40	$209.00	$213.25
Total Return	8.55%	-6.30%	36.35%	0.81%	0.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,405	$1,608	$1,773	$1,207	$1,889
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.03%	2.01%	2.64%	2.52%
Portfolio Turnover Rate[2]	15%	14%	19%	24%	17%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
44

Russell 1000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
45

Russell 1000 Value Index Fund
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
46

Russell 1000 Value Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
47

Russell 1000 Value Index Fund
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $272,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
48

Russell 1000 Value Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,146,517	71	—	8,146,588
Temporary Cash Investments	13,913	—	—	13,913
Total	8,160,430	71	—	8,160,501
Derivative Financial Instruments
Assets
Futures Contracts[1]	198	—	—	198
Swap Contracts	—	—	—	—
Total	198	—	—	198
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	571,491
Total Distributable Earnings (Loss)	(571,491)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
49

Russell 1000 Value Index Fund
Amount ($000)
Undistributed Ordinary Income	36,473
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	269,337
Capital Loss Carryforwards	(862,433)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(556,623)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	179,694	166,965
Long-Term Capital Gains	—	—
Total	179,694	166,965
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,891,163
Gross Unrealized Appreciation	921,269
Gross Unrealized Depreciation	(651,932)
Net Unrealized Appreciation (Depreciation)	269,337
E.	During the year ended August 31, 2023, the fund purchased $3,723,108,000 of investment securities and sold $3,614,180,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,487,714,000 and $2,218,555,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $617,981,000 and sales were $326,461,000, resulting in net realized loss of $56,526,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
50

Russell 1000 Value Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,616,326	39,050	2,456,832	35,376
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,216,065)	(33,100)	(2,484,931)	(36,175)
Net Increase (Decrease)—ETF Shares	400,261	5,950	(28,099)	(799)
Institutional Shares
Issued	283,411	1,096	344,309	1,268
Issued in Lieu of Cash Distributions	29,613	117	29,650	110
Redeemed	(604,015)	(2,319)	(394,614)	(1,457)
Net Increase (Decrease)—Institutional Shares	(290,991)	(1,106)	(20,655)	(79)
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
51

Russell 1000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	21.87%	13.72%	15.51%	$42,299
Russell 1000 Growth Index Fund ETF Shares Market Price	21.95	13.72	15.52	42,319
Russell 1000 Growth Index	21.94	13.81	15.63	42,713
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Growth Index Fund Institutional Shares	21.86%	13.74%	15.55%	$21,209,402
Russell 1000 Growth Index	21.94	13.81	15.63	21,356,711
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
52

Russell 1000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 1000 Growth Index Fund ETF Shares Market Price	21.95%	90.23%	323.19%
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	21.87	90.18	322.99
Russell 1000 Growth Index	21.94	90.93	327.13
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
53

Russell 1000 Growth Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	0.4%
Consumer Discretionary	19.4
Consumer Staples	2.9
Energy	0.6
Financials	2.4
Health Care	10.6
Industrials	10.5
Real Estate	0.9
Technology	51.3
Telecommunications	0.7
Utilities	0.3
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
54

Russell 1000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (0.4%)
	Ecolab Inc.	150,946	27,745
	Fastenal Co.	334,052	19,235
	Linde plc	36,065	13,959
	Southern Copper Corp.	66,541	5,367
	Avery Dennison Corp.	20,712	3,902
	Scotts Miracle-Gro Co.	32,083	1,818
	FMC Corp.	14,577	1,257
	Valvoline Inc.	35,192	1,212
			74,495
Consumer Discretionary (19.4%)
*	Amazon.com Inc.	7,050,823	973,084
*	Tesla Inc.	2,159,351	557,285
	Home Depot Inc.	792,389	261,726
	Costco Wholesale Corp.	346,846	190,516
*	Netflix Inc.	343,052	148,775
*	Booking Holdings Inc.	29,054	90,213
	Starbucks Corp.	883,053	86,045
	TJX Cos. Inc.	902,177	83,433
	Lowe's Cos. Inc.	342,783	79,005
*	Uber Technologies Inc.	1,519,402	71,761
	McDonald's Corp.	235,784	66,291
	NIKE Inc. Class B	496,863	50,536
	Target Corp.	360,654	45,641
*	Airbnb Inc. Class A	317,738	41,798
*	Chipotle Mexican Grill Inc.	21,500	41,423
	Marriott International Inc. Class A	198,019	40,299
*	O'Reilly Automotive Inc.	40,582	38,135
*	Lululemon Athletica Inc.	86,883	33,125
*	AutoZone Inc.	12,006	30,391
*	Copart Inc.	673,846	30,208
	Ross Stores Inc.	244,803	29,819
*	Trade Desk Inc. Class A	344,076	27,536
	Yum! Brands Inc.	193,459	25,030
	Dollar General Corp.	171,095	23,697
	Tractor Supply Co.	85,526	18,687
*	Spotify Technology SA	109,536	16,865
*	Coupang Inc.	855,482	16,237
*	Ulta Beauty Inc.	39,044	16,204
	Hilton Worldwide Holdings Inc.	91,994	13,675
	Las Vegas Sands Corp.	240,773	13,209
	Pool Corp.	29,625	10,831
*	Deckers Outdoor Corp.	20,439	10,814
	Domino's Pizza Inc.	27,638	10,707
		Shares	Market Value• ($000)
*	Roblox Corp. Class A	358,874	10,153
*	DraftKings Inc. Class A	326,223	9,672
	Estee Lauder Cos. Inc. Class A	56,556	9,079
*	Expedia Group Inc.	82,108	8,900
*	Burlington Stores Inc.	50,385	8,175
*	Floor & Decor Holdings Inc. Class A	80,939	8,070
*	Five Below Inc.	42,620	7,329
	Churchill Downs Inc.	55,523	6,956
	Darden Restaurants Inc.	44,082	6,855
	Rollins Inc.	171,864	6,801
	RB Global Inc.	108,407	6,691
*	Royal Caribbean Cruises Ltd.	55,030	5,445
	Texas Roadhouse Inc.	52,111	5,425
	Murphy USA Inc.	14,685	4,664
*	Crocs Inc.	47,479	4,622
*	Etsy Inc.	53,765	3,955
	Wingstop Inc.	23,300	3,743
*	Caesars Entertainment Inc.	65,581	3,624
*	YETI Holdings Inc.	68,845	3,439
	World Wrestling Entertainment Inc. Class A	34,320	3,314
	H&R Block Inc.	76,759	3,069
	Choice Hotels International Inc.	23,628	2,998
*	Lyft Inc. Class A	238,954	2,815
*	American Airlines Group Inc.	188,109	2,771
	Wendy's Co.	137,488	2,721
	Service Corp. International	42,240	2,666
*	BJ's Wholesale Club Holdings Inc.	35,947	2,422
*	Live Nation Entertainment Inc.	27,570	2,330
*	Planet Fitness Inc. Class A	31,643	1,924
*	SiteOne Landscape Supply Inc.	11,130	1,905
	Best Buy Co. Inc.	20,846	1,594
*,1	Wayfair Inc. Class A	22,379	1,547
*	Peloton Interactive Inc. Class A	239,963	1,531
	Nexstar Media Group Inc.	8,988	1,463
55

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	Norwegian Cruise Line Holdings Ltd.	79,256	1,313
*	NVR Inc.	203	1,295
	Tempur Sealy International Inc.	26,442	1,235
*	Ollie's Bargain Outlet Holdings Inc.	15,491	1,194
	eBay Inc.	25,928	1,161
*	Avis Budget Group Inc.	5,397	1,152
	Delta Air Lines Inc.	25,605	1,098
	Travel & Leisure Co.	26,215	1,054
	U-Haul Holding Co.	19,293	1,027
	Williams-Sonoma Inc.	6,463	913
*	Grand Canyon Education Inc.	6,462	758
*	RH	2,042	746
	Vail Resorts Inc.	3,030	686
*	CarMax Inc.	6,763	552
*	Victoria's Secret & Co.	27,162	521
*	Bright Horizons Family Solutions Inc.	5,438	513
	Wynn Resorts Ltd.	4,849	492
	Polaris Inc.	3,562	399
	Dick's Sporting Goods Inc.	3,423	398
	Tapestry Inc.	11,754	392
[1]	U-Haul Holding Co. (XNYS)	6,725	383
*	Skechers USA Inc. Class A	7,497	377
	Wyndham Hotels & Resorts Inc.	4,563	344
*	Playtika Holding Corp.	15,463	151
			3,369,823
Consumer Staples (2.9%)
	PepsiCo Inc.	744,583	132,476
	Coca-Cola Co.	1,511,849	90,454
	Procter & Gamble Co.	345,862	53,380
*	Monster Beverage Corp.	584,084	33,532
	Kimberly-Clark Corp.	248,857	32,060
	Sysco Corp.	398,661	27,767
	Cencora Inc.	126,931	22,337
	Hershey Co.	85,384	18,346
	McKesson Corp.	40,734	16,795
	Church & Dwight Co. Inc.	170,913	16,539
	Clorox Co.	96,514	15,100
	Lamb Weston Holdings Inc.	107,079	10,431
	Kenvue Inc.	406,651	9,373
*	Celsius Holdings Inc.	42,356	8,304
	Brown-Forman Corp. Class B	120,770	7,987
*	Performance Food Group Co.	56,196	3,491
	Constellation Brands Inc. Class A	11,893	3,099
*	Boston Beer Co. Inc. Class A	6,735	2,461
	Brown-Forman Corp. Class A	23,430	1,575
	Casey's General Stores Inc.	4,118	1,007
*	Freshpet Inc.	9,755	737
		Shares	Market Value• ($000)
	Albertsons Cos. Inc. Class A	28,140	630
			507,881
Energy (0.6%)
	Cheniere Energy Inc.	189,432	30,915
	Hess Corp.	122,327	18,900
	Targa Resources Corp.	174,505	15,051
*	Enphase Energy Inc.	103,912	13,148
	APA Corp.	214,620	9,409
	Texas Pacific Land Corp.	4,437	8,363
	Halliburton Co.	141,045	5,447
	Ovintiv Inc. (XNYS)	84,004	3,945
*,1	ChargePoint Holdings Inc.	224,761	1,609
	New Fortress Energy Inc.	50,419	1,565
	ONEOK Inc.	19,204	1,252
	Antero Midstream Corp.	88,337	1,071
			110,675
Financials (2.4%)
	Marsh & McLennan Cos. Inc.	310,741	60,591
	Blackstone Inc.	553,041	58,827
	Progressive Corp.	343,388	45,832
	Moody's Corp.	113,556	38,246
	Apollo Global Management Inc.	409,700	35,783
	Ameriprise Financial Inc.	82,652	27,902
	MSCI Inc.	30,318	16,482
	Broadridge Financial Solutions Inc.	76,491	14,243
	LPL Financial Holdings Inc.	60,836	14,028
	FactSet Research Systems Inc.	29,942	13,067
	Ares Management Corp. Class A	125,045	12,935
	S&P Global Inc.	20,784	8,124
	Equitable Holdings Inc.	278,971	8,034
	KKR & Co. Inc.	124,039	7,791
	MarketAxess Holdings Inc.	28,906	6,964
	Kinsale Capital Group Inc.	17,063	6,802
	Brown & Brown Inc.	72,233	5,353
	Morningstar Inc.	20,038	4,662
	Primerica Inc.	18,392	3,696
*	Ryan Specialty Holdings Inc.	73,111	3,564
*	Arch Capital Group Ltd.	39,365	3,026
	Tradeweb Markets Inc. Class A	31,019	2,681
	Willis Towers Watson plc	10,390	2,148
	Arthur J Gallagher & Co.	9,116	2,101
	RenaissanceRe Holdings Ltd.	10,133	1,904
	Everest Group Ltd.	4,362	1,573
	First Citizens BancShares Inc. Class A	911	1,239
	SLM Corp.	74,098	1,055
	RLI Corp.	6,815	896

56

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Blue Owl Capital Inc.	51,606	617
*	XP Inc. Class A	21,439	543
*	Rocket Cos. Inc. Class A	43,251	462
	TPG Inc.	14,536	409
	Lincoln National Corp.	12,000	308
	Houlihan Lokey Inc.	2,827	298
*	Brighthouse Financial Inc.	5,381	267
[1]	UWM Holdings Corp.	25,577	152
			412,605
Health Care (10.6%)
	Eli Lilly & Co.	662,366	367,083
	UnitedHealth Group Inc.	611,732	291,539
	AbbVie Inc.	1,380,863	202,932
	Thermo Fisher Scientific Inc.	186,123	103,689
*	Intuitive Surgical Inc.	273,453	85,503
	Amgen Inc.	284,633	72,963
	Zoetis Inc.	362,749	69,107
*	Vertex Pharmaceuticals Inc.	184,361	64,220
	Merck & Co. Inc.	365,191	39,799
*	Edwards Lifesciences Corp.	472,137	36,104
*	IDEXX Laboratories Inc.	64,653	33,064
*	DexCom Inc.	303,399	30,637
*	IQVIA Holdings Inc.	133,874	29,804
*	Veeva Systems Inc. Class A	113,306	23,647
	West Pharmaceutical Services Inc.	57,777	23,509
	Agilent Technologies Inc.	187,568	22,709
*	Seagen Inc.	110,014	22,671
*	Align Technology Inc.	59,569	22,049
	Stryker Corp.	70,456	19,978
	Humana Inc.	42,279	19,517
	ResMed Inc.	113,392	18,096
*	Horizon Therapeutics plc	154,610	17,431
*	Alnylam Pharmaceuticals Inc.	77,596	15,350
	Elevance Health Inc.	24,691	10,914
*	Insulet Corp.	54,155	10,382
	HCA Healthcare Inc.	32,986	9,147
	Cardinal Health Inc.	103,136	9,007
	Bio-Techne Corp.	114,536	8,980
	Abbott Laboratories	85,257	8,773
*	Sarepta Therapeutics Inc.	69,767	8,442
*	Neurocrine Biosciences Inc.	75,284	8,198
*	Molina Healthcare Inc.	24,590	7,626
*	Penumbra Inc.	28,179	7,453
*	Incyte Corp.	106,274	6,858
*	Shockwave Medical Inc.	28,303	6,238
*	Illumina Inc.	36,803	6,081
	Bruker Corp.	82,919	5,439
*	Inspire Medical Systems Inc.	22,381	5,078
*	Medpace Holdings Inc.	18,196	4,918
*	Natera Inc.	80,706	4,740
*	Karuna Therapeutics Inc.	24,878	4,671
	Cigna Group	16,899	4,669
		Shares	Market Value• ($000)
*	Regeneron Pharmaceuticals Inc.	5,424	4,483
*	DaVita Inc.	42,055	4,307
*	Masimo Corp.	37,098	4,240
*	Exelixis Inc.	184,947	4,141
	Chemed Corp.	8,056	4,120
*	Exact Sciences Corp.	48,355	4,046
*	Ionis Pharmaceuticals Inc.	95,715	3,854
*	10X Genomics Inc. Class A	71,659	3,716
*	Jazz Pharmaceuticals plc	24,741	3,547
*	agilon health Inc.	194,963	3,455
*	Repligen Corp.	19,136	3,328
*	Apellis Pharmaceuticals Inc.	77,809	3,284
*	ICON plc	9,322	2,423
*	Roivant Sciences Ltd.	180,109	2,084
*	Ultragenyx Pharmaceutical Inc.	52,813	1,943
*	Novocure Ltd.	82,623	1,823
	GE Healthcare Inc.	23,075	1,626
*	BioMarin Pharmaceutical Inc.	17,314	1,582
*	Globus Medical Inc. Class A	26,323	1,424
*	Sotera Health Co.	54,117	873
*	Doximity Inc. Class A	36,603	873
*	Certara Inc.	33,603	543
*	Maravai LifeSciences Holdings Inc. Class A	49,515	512
	Encompass Health Corp.	5,114	363
*	Ginkgo Bioworks Holdings Inc.	127,089	297
*	Tandem Diabetes Care Inc.	6,583	180
			1,832,082
Industrials (10.4%)
	Visa Inc. Class A	1,267,104	311,302
	Mastercard Inc. Class A	656,351	270,837
	Accenture plc Class A	494,381	160,066
	Caterpillar Inc.	303,522	85,329
	Deere & Co.	199,708	82,068
	Lockheed Martin Corp.	177,181	79,439
	Automatic Data Processing Inc.	277,968	70,773
*	PayPal Holdings Inc.	797,328	49,841
	Illinois Tool Works Inc.	193,743	47,922
	Union Pacific Corp.	204,574	45,123
	Sherwin-Williams Co.	155,361	42,215
	Paychex Inc.	252,950	30,918
	Old Dominion Freight Line Inc.	71,789	30,680
	Cintas Corp.	60,194	30,348
	Rockwell Automation Inc.	90,097	28,117
	Verisk Analytics Inc.	111,484	27,004
	United Parcel Service Inc. Class B (XNYS)	156,691	26,543
	WW Grainger Inc.	35,139	25,094
	American Express Co.	151,663	23,961
*	Mettler-Toledo International Inc.	17,041	20,679
*	Fair Isaac Corp.	18,919	17,114
*	Fiserv Inc.	131,646	15,981

57

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	FleetCor Technologies Inc.	52,099	14,157
	Equifax Inc.	65,845	13,610
*	Boeing Co.	59,216	13,266
*	Waters Corp.	45,747	12,846
	Honeywell International Inc.	67,114	12,613
*	Axon Enterprise Inc.	54,349	11,571
	Booz Allen Hamilton Holding Corp.	101,583	11,510
	Trane Technologies plc	52,572	10,791
*	Block Inc. (XNYS)	157,529	9,082
*	NU Holdings Ltd. Class A	1,233,811	8,452
	Toro Co.	81,321	8,321
	Lincoln Electric Holdings Inc.	40,696	7,832
	HEICO Corp. Class A	57,078	7,730
	Allegion plc	63,447	7,221
*	Paylocity Holding Corp.	32,881	6,593
	PPG Industries Inc.	45,998	6,521
	CH Robinson Worldwide Inc.	69,857	6,317
	Hubbell Inc.	19,037	6,207
	Advanced Drainage Systems Inc.	48,368	6,199
	Quanta Services Inc.	29,509	6,193
*	TransDigm Group Inc.	6,804	6,150
*	Trex Co. Inc.	84,756	6,049
	CSX Corp.	176,255	5,323
	HEICO Corp.	30,997	5,230
	United Rentals Inc.	10,956	5,221
	Vulcan Materials Co.	22,732	4,961
*	Keysight Technologies Inc.	35,499	4,732
	Graco Inc.	53,437	4,218
	Landstar System Inc.	22,184	4,211
	Eagle Materials Inc.	18,359	3,476
*	WEX Inc.	15,322	3,006
	EMCOR Group Inc.	12,633	2,833
	Graphic Packaging Holding Co.	127,083	2,826
	Jack Henry & Associates Inc.	17,994	2,821
	Northrop Grumman Corp.	6,283	2,721
	Donaldson Co. Inc.	39,265	2,508
*	Shift4 Payments Inc. Class A	43,191	2,453
	JB Hunt Transport Services Inc.	12,600	2,367
	Watsco Inc.	6,344	2,313
	Sealed Air Corp.	62,039	2,299
	Xylem Inc.	21,968	2,275
*	Zebra Technologies Corp. Class A	7,061	1,942
	Expeditors International of Washington Inc.	16,255	1,897
	RPM International Inc.	18,932	1,888
	Otis Worldwide Corp.	18,870	1,614
*	Euronet Worldwide Inc.	18,393	1,607
*	WillScot Mobile Mini Holdings Corp.	38,635	1,585
	Ferguson plc	8,570	1,385
	Genpact Ltd.	34,905	1,303
	Vontier Corp.	40,967	1,287
	Tetra Tech Inc.	7,356	1,157
	IDEX Corp.	4,704	1,065
		Shares	Market Value• ($000)
	BWX Technologies Inc.	13,727	1,013
*	Saia Inc.	2,238	954
*	FTI Consulting Inc.	4,727	878
	MSA Safety Inc.	4,787	875
	Armstrong World Industries Inc.	10,203	781
	A O Smith Corp.	10,271	745
	Western Union Co.	42,855	529
*	Axalta Coating Systems Ltd.	18,354	519
*	TopBuild Corp.	1,576	457
	Allison Transmission Holdings Inc.	6,643	402
	Ardagh Metal Packaging SA	103,369	371
	Brunswick Corp.	4,237	335
	Valmont Industries Inc.	1,046	265
	Spirit AeroSystems Holdings Inc. Class A	8,176	174
			1,811,407
Real Estate (0.9%)
	American Tower Corp.	364,671	66,122
	Equinix Inc.	36,627	28,620
	Public Storage	71,040	19,634
*	CoStar Group Inc.	135,697	11,126
	Iron Mountain Inc.	111,968	7,114
	Simon Property Group Inc.	55,282	6,274
	Lamar Advertising Co. Class A	52,303	4,771
	Crown Castle Inc.	35,824	3,600
	Equity LifeStyle Properties Inc.	45,409	3,041
	Sun Communities Inc.	20,856	2,553
	SBA Communications Corp.	8,301	1,864
	UDR Inc.	14,469	577
			155,296
Technology (51.3%)
	Apple Inc.	11,679,395	2,194,208
	Microsoft Corp.	5,824,421	1,909,012
	NVIDIA Corp.	1,859,623	917,817
*	Alphabet Inc. Class A	4,648,804	633,028
*	Alphabet Inc. Class C	4,032,497	553,863
*	Meta Platforms Inc. Class A	1,731,123	512,222
	Broadcom Inc.	319,453	294,820
*	Adobe Inc.	358,593	200,575
*	Salesforce Inc.	558,320	123,646
	Intuit Inc.	213,698	115,784
*	ServiceNow Inc.	159,340	93,824
	QUALCOMM Inc.	761,551	87,220
	Applied Materials Inc.	557,785	85,207
*	Advanced Micro Devices Inc.	714,694	75,557
	Lam Research Corp.	99,487	69,880
	Oracle Corp.	488,290	58,785
*	Palo Alto Networks Inc.	233,656	56,848
*	Synopsys Inc.	119,018	54,616
	KLA Corp.	107,504	53,953
*	Cadence Design Systems Inc.	211,889	50,947
	Texas Instruments Inc.	289,238	48,609
*	Snowflake Inc. Class A	242,960	38,108
*	Workday Inc. Class A	155,212	37,949
*	Autodesk Inc.	167,972	37,280
*	Fortinet Inc.	515,148	31,017

58

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	VMware Inc. Class A	168,087	28,370
*	Crowdstrike Holdings Inc. Class A	164,322	26,789
	Microchip Technology Inc.	299,438	24,506
*	Atlassian Corp. Ltd. Class A	113,013	23,061
*	Palantir Technologies Inc. Class A	1,462,732	21,912
	CDW Corp.	99,326	20,973
*	Gartner Inc.	59,911	20,950
*	Datadog Inc. Class A	213,190	20,569
	Amphenol Corp. Class A	229,063	20,245
*	MongoDB Inc.	51,225	19,532
*	HubSpot Inc.	35,692	19,506
	Monolithic Power Systems Inc.	35,463	18,484
*	ANSYS Inc.	55,928	17,834
*	DoorDash Inc. Class A	184,359	15,510
*	Splunk Inc.	125,602	15,230
*	Cloudflare Inc. Class A	224,411	14,593
*	Pinterest Inc. Class A	463,174	12,733
	Paycom Software Inc.	40,272	11,874
*	EPAM Systems Inc.	43,824	11,350
	Teradyne Inc.	101,386	10,936
*	Zscaler Inc.	68,843	10,743
*	Lattice Semiconductor Corp.	106,264	10,335
*	Tyler Technologies Inc.	24,628	9,813
*	Manhattan Associates Inc.	48,106	9,747
*	Match Group Inc.	196,049	9,189
*	Dynatrace Inc.	170,558	8,221
*	DocuSign Inc.	158,452	7,970
	Jabil Inc.	63,458	7,261
	Bentley Systems Inc. Class B	139,067	6,941
*	PTC Inc.	46,889	6,901
*	Globant SA	32,117	6,567
*	Pure Storage Inc. Class A	171,585	6,278
*	Toast Inc. Class A	276,380	6,127
*	GoDaddy Inc. Class A	73,090	5,300
	NetApp Inc.	66,447	5,096
*	Dropbox Inc. Class A	181,562	5,046
*	Confluent Inc. Class A	144,349	4,777
	National Instruments Corp.	79,917	4,763
*	Procore Technologies Inc.	61,158	4,131
	HP Inc.	137,571	4,087
*	Smartsheet Inc. Class A	97,820	4,082
*	Five9 Inc.	56,276	4,073
*	Elastic NV	62,063	3,840
*	Teradata Corp.	79,293	3,669
*	New Relic Inc.	42,818	3,644
*	UiPath Inc. Class A	224,765	3,554
*	DoubleVerify Holdings Inc.	97,718	3,304
*	Unity Software Inc.	88,287	3,273
	Universal Display Corp.	16,512	2,684
	KBR Inc.	38,426	2,364
*	ZoomInfo Technologies Inc.	125,750	2,266
*	RingCentral Inc. Class A	68,756	2,127
*	Allegro MicroSystems Inc.	53,132	2,032
		Shares	Market Value• ($000)
*	AppLovin Corp. Class A	45,647	1,973
*	Gitlab Inc. Class A	38,103	1,805
	Pegasystems Inc.	33,085	1,643
*	HashiCorp Inc. Class A	49,457	1,442
*	Alteryx Inc. Class A	48,495	1,432
*	Twilio Inc. Class A	21,739	1,385
	Gen Digital Inc. (XNGS)	67,354	1,364
*	Nutanix Inc. Class A	43,592	1,356
*	VeriSign Inc.	3,735	776
	Vertiv Holdings Co.	19,597	772
*	Ceridian HCM Holding Inc.	9,852	714
*	Okta Inc.	7,367	615
	Entegris Inc.	5,923	600
*	Paycor HCM Inc.	19,624	461
*	SentinelOne Inc. Class A	19,498	324
*	nCino Inc.	4,682	154
*	Informatica Inc. Class A	4,724	99
			8,906,852
Telecommunications (0.7%)
*	Arista Networks Inc.	195,925	38,250
*	Charter Communications Inc. Class A	80,424	35,235
	Motorola Solutions Inc.	119,226	33,809
	Iridium Communications Inc.	91,109	4,460
*	Liberty Broadband Corp. Class C	21,289	1,992
*	Roku Inc.	11,820	960
	Ubiquiti Inc.	2,677	468
	Cable One Inc.	304	198
			115,372
Utilities (0.3%)
	Waste Management Inc.	286,692	44,948
	AES Corp.	318,099	5,703
	Vistra Corp.	85,083	2,673
			53,324
Total Common Stocks (Cost $11,988,336)			17,349,812
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 5.384% (Cost $5,750)	57,517	5,751
Total Investments (99.9%) (Cost $11,994,086)			17,355,563
Other Assets and Liabilities—Net (0.1%)			9,589
Net Assets (100%)			17,365,152
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,409,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $3,647,000 was received for securities on loan.

59

Russell 1000 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2023	62	14,000	152

See accompanying Notes, which are an integral part of the Financial Statements.
60

Russell 1000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $11,988,336)	17,349,812
Affiliated Issuers (Cost $5,750)	5,751
Total Investments in Securities	17,355,563
Investment in Vanguard	569
Cash	71
Cash Collateral Pledged—Futures Contracts	690
Receivables for Investment Securities Sold	10,011
Receivables for Accrued Income	13,422
Receivables for Capital Shares Issued	2,169
Total Assets	17,382,495
Liabilities
Payables for Investment Securities Purchased	1,529
Collateral for Securities on Loan	3,647
Payables for Capital Shares Redeemed	11,571
Payables to Vanguard	571
Variation Margin Payable—Futures Contracts	25
Total Liabilities	17,343
Net Assets	17,365,152
1 Includes $3,409,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	12,936,476
Total Distributable Earnings (Loss)	4,428,676
Net Assets	17,365,152

ETF Shares—Net Assets
Applicable to 188,281,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,651,725
Net Asset Value Per Share—ETF Shares	$72.51

Institutional Shares—Net Assets
Applicable to 6,658,163 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,713,427
Net Asset Value Per Share—Institutional Shares	$557.73

See accompanying Notes, which are an integral part of the Financial Statements.
61

Russell 1000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	135,936
Interest[2]	334
Securities Lending—Net	556
Total Income	136,826
Expenses
The Vanguard Group—Note B
Investment Advisory Services	321
Management and Administrative—ETF Shares	7,048
Management and Administrative—Institutional Shares	1,929
Marketing and Distribution—ETF Shares	581
Marketing and Distribution—Institutional Shares	97
Custodian Fees	233
Auditing Fees	28
Shareholders’ Reports—ETF Shares	299
Shareholders’ Reports—Institutional Shares	8
Trustees’ Fees and Expenses	7
Other Expenses	24
Total Expenses	10,575
Net Investment Income	126,251
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	382,771
Futures Contracts	401
Realized Net Gain (Loss)	383,172
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,713,649
Futures Contracts	345
Change in Unrealized Appreciation (Depreciation)	2,713,994
Net Increase (Decrease) in Net Assets Resulting from Operations	3,223,417
1	Dividends are net of foreign withholding taxes of $8,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $314,000, $5,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $642,276,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
62

Russell 1000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	126,251	81,178
Realized Net Gain (Loss)	383,172	54,479
Change in Unrealized Appreciation (Depreciation)	2,713,994	(2,333,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,223,417	(2,198,131)
Distributions
ETF Shares	(90,542)	(52,400)
Institutional Shares	(27,545)	(23,165)
Total Distributions	(118,087)	(75,565)
Capital Share Transactions
ETF Shares	3,874,680	1,452,751
Institutional Shares	320,229	(142,339)
Net Increase (Decrease) from Capital Share Transactions	4,194,909	1,310,412
Total Increase (Decrease)	7,300,239	(963,284)
Net Assets
Beginning of Period	10,064,913	11,028,197
End of Period	17,365,152	10,064,913

See accompanying Notes, which are an integral part of the Financial Statements.
63

Russell 1000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Net Asset Value, Beginning of Period	$60.05	$74.77	$58.66	$41.14	$39.89
Investment Operations
Net Investment Income[2]	.578	.523	.460	.475	.481
Net Realized and Unrealized Gain (Loss) on Investments	12.437	(14.754)	16.099	17.530	1.177
Total from Investment Operations	13.015	(14.231)	16.559	18.005	1.658
Distributions
Dividends from Net Investment Income	(.555)	(.489)	(.449)	(.485)	(.408)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.555)	(.489)	(.449)	(.485)	(.408)
Net Asset Value, End of Period	$72.51	$60.05	$74.77	$58.66	$41.14
Total Return	21.87%	-19.11%	28.40%	44.18%	4.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,652	$7,311	$7,455	$4,951	$2,872
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.77%	0.72%	1.04%	1.25%
Portfolio Turnover Rate[3]	14%	13%	14%	14%	17%
1	Adjusted to reflect a 4-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
64

Russell 1000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$461.93	$575.10	$451.15	$316.39	$306.82
Investment Operations
Net Investment Income[1]	4.482	4.036	3.573	3.695	3.711
Net Realized and Unrealized Gain (Loss) on Investments	95.622	(113.399)	123.861	134.792	9.061
Total from Investment Operations	100.104	(109.363)	127.434	138.487	12.772
Distributions
Dividends from Net Investment Income	(4.304)	(3.807)	(3.484)	(3.727)	(3.202)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.304)	(3.807)	(3.484)	(3.727)	(3.202)
Net Asset Value, End of Period	$557.73	$461.93	$575.10	$451.15	$316.39
Total Return	21.86%	-19.09%	28.42%	44.24%	4.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,713	$2,754	$3,573	$3,542	$3,076
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.77%	0.74%	1.06%	1.26%
Portfolio Turnover Rate[2]	14%	13%	14%	14%	17%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
65

Russell 1000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
66

Russell 1000 Growth Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
67

Russell 1000 Growth Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $569,000, representing less than 0.01% of the fund’s net assets and 0.23% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
68

Russell 1000 Growth Index Fund
At August 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	642,062
Total Distributable Earnings (Loss)	(642,062)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	27,043
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	5,347,226
Capital Loss Carryforwards	(945,593)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,428,676
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	118,087	75,565
Long-Term Capital Gains	—	—
Total	118,087	75,565
*	Includes short-term capital gains, if any.
69

Russell 1000 Growth Index Fund
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,008,337
Gross Unrealized Appreciation	5,632,972
Gross Unrealized Depreciation	(285,746)
Net Unrealized Appreciation (Depreciation)	5,347,226
E.	During the year ended August 31, 2023, the fund purchased $7,628,441,000 of investment securities and sold $3,435,285,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,239,217,000 and $1,457,907,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $406,691,000 and sales were $570,999,000, resulting in net realized loss of $114,386,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	5,340,020	88,875	2,316,585	34,850
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,465,340)	(22,325)	(863,834)	(12,825)
Net Increase (Decrease)—ETF Shares	3,874,680	66,550	1,452,751	22,025
Institutional Shares
Issued	877,284	1,872	370,624	724
Issued in Lieu of Cash Distributions	24,974	54	21,117	40
Redeemed	(582,029)	(1,231)	(534,080)	(1,014)
Net Increase (Decrease)—Institutional Shares	320,229	695	(142,339)	(250)
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
70

Russell 1000 Growth Index Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
71

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
72

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Russell 1000 Index Fund	94.0%
Russell 1000 Value Index Fund	91.9
Russell 1000 Growth Index Fund	100.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Russell 1000 Index Fund	83,200
Russell 1000 Value Index Fund	173,174
Russell 1000 Growth Index Fund	118,086
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Russell 1000 Index Fund	793
Russell 1000 Value Index Fund	5,169
Russell 1000 Growth Index Fund	—
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Russell 1000 Index Fund	111
Russell 1000 Value Index Fund	98
Russell 1000 Growth Index Fund	98
73

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
74

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
75

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
76

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
77

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q18480 102023

Annual Report   |   August 31, 2023
Vanguard Russell 2000 Index Funds
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 2000 Index Fund	4
Russell 2000 Value Index Fund	39
Russell 2000 Growth Index Fund	67
Trustees Approve Advisory Arrangements	94
Liquidity Risk Management	96
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the three Vanguard Russell 2000 Index Funds ranged from just over 2% for Vanguard Russell 2000 Value Index Fund to nearly 7% for Vanguard Russell 2000 Growth Index Fund. Vanguard Russell 2000 Index Fund returned almost 5%. Each fund closely tracked its target index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	Large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth stocks performed better than value.
•	All three funds saw positive returns in five of the 11 industry sectors represented. Industrials led performance in all three funds; technology, energy, and consumer discretionary also performed well across the board. Financials and health care were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,010.20	$0.51
Institutional Shares	1,000.00	1,010.30	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$980.50	$0.75
Institutional Shares	1,000.00	980.80	0.40
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,036.50	$0.77
Institutional Shares	1,000.00	1,036.80	0.41
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.10% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 2000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Index Fund ETF Shares Net Asset Value	4.75%	3.21%	8.00%	$21,598
Russell 2000 Index Fund ETF Shares Market Price	4.72	3.20	8.00	21,594
Russell 2000 Index	4.65	3.14	7.96	21,510
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Index Fund Institutional Shares	4.76%	3.22%	8.05%	$10,846,650
Russell 2000 Index	4.65	3.14	7.96	10,755,140
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
4

Russell 2000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 2000 Index Fund ETF Shares Market Price	4.72%	17.08%	115.94%
Russell 2000 Index Fund ETF Shares Net Asset Value	4.75	17.09	115.98
Russell 2000 Index	4.65	16.73	115.10
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 2000 Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	3.9%
Consumer Discretionary	13.2
Consumer Staples	3.0
Energy	8.3
Financials	14.8
Health Care	14.9
Industrials	18.5
Real Estate	6.3
Technology	12.6
Telecommunications	1.5
Utilities	3.0
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 2000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (3.8%)
	Commercial Metals Co.	337,959	19,024
	UFP Industries Inc.	173,323	18,086
	Balchem Corp.	92,320	12,971
	Boise Cascade Co.	114,649	12,539
	Mueller Industries Inc.	161,792	12,484
	Cabot Corp.	159,943	11,589
*	Livent Corp.	521,432	11,195
	Avient Corp.	261,301	10,481
	Carpenter Technology Corp.	138,978	8,704
	Innospec Inc.	71,998	7,734
	Hecla Mining Co.	1,733,007	7,608
	Sensient Technologies Corp.	121,438	7,482
	Quaker Chemical Corp.	40,083	7,114
	Worthington Industries Inc.	88,850	6,688
*	Constellium SE	365,440	6,578
	Materion Corp.	59,259	6,447
*	Ingevity Corp.	107,795	5,809
	Minerals Technologies Inc.	94,024	5,745
	Stepan Co.	61,524	5,369
	Tronox Holdings plc	337,306	4,601
*,1	Uranium Energy Corp.	1,061,186	4,584
	Sylvamo Corp.	105,213	4,395
	Orion SA	161,740	3,659
	Kaiser Aluminum Corp.	46,064	3,497
	Hawkins Inc.	55,865	3,474
*,1	Energy Fuels Inc.	454,664	3,242
	Compass Minerals International Inc.	98,864	2,981
*	Novagold Resources Inc.	698,593	2,878
*	Ecovyst Inc.	275,296	2,819
*	TimkenSteel Corp.	125,772	2,756
*	US Silica Holdings Inc.	217,944	2,687
*	Perimeter Solutions SA	453,472	2,680
	Mativ Holdings Inc.	157,800	2,588
	AdvanSix Inc.	76,718	2,538
*,1	Ivanhoe Electric Inc.	161,397	2,523
	Schnitzer Steel Industries Inc. Class A	74,405	2,470
*	Piedmont Lithium Inc.	51,542	2,307
	Koppers Holdings Inc.	58,081	2,224
*	Coeur Mining Inc.	919,076	2,215
	Ryerson Holding Corp.	64,910	2,021
	GrafTech International Ltd.	557,326	1,973
*	Clearwater Paper Corp.	48,302	1,849
		Shares	Market Value• ($000)
	Haynes International Inc.	36,093	1,762
*	LSB Industries Inc.	158,501	1,604
	Olympic Steel Inc.	28,504	1,526
*	Century Aluminum Co.	152,618	1,135
*,1	i-80 Gold Corp.	561,496	1,112
	American Vanguard Corp.	78,187	1,081
*,1	Encore Energy Corp.	407,644	1,048
*	Northwest Pipe Co.	28,121	930
*	Intrepid Potash Inc.	30,934	830
	Omega Flex Inc.	9,397	786
*	Rayonier Advanced Materials Inc.	185,686	655
	FutureFuel Corp.	74,654	529
	Caledonia Mining Corp. plc	46,862	485
*	Dakota Gold Corp.	155,393	447
*	Origin Materials Inc.	302,740	415
*,1	LanzaTech Global Inc.	58,830	389
	Tredegar Corp.	75,322	379
*,1	Perpetua Resources Corp.	107,836	357
*,1	5e Advanced Materials Inc.	112,191	287
*	Glatfelter Corp.	126,126	252
*	Polymet Mining Corp.	97,406	203
*	Contango ORE Inc.	10,650	194
	Valhi Inc.	6,984	92
*	NioCorp Developments Ltd.	10,255	38
			267,144
Consumer Discretionary (13.2%)
*	Light & Wonder Inc.	263,724	20,220
*	elf Beauty Inc.	144,982	20,110
	Meritage Homes Corp.	105,113	14,615
*	Asbury Automotive Group Inc.	62,570	14,391
*	Taylor Morrison Home Corp.	303,375	14,380
*,1	Carvana Co.	277,026	13,948
*	Fox Factory Holding Corp.	123,202	13,652
*	Duolingo Inc.	82,777	12,181
	Academy Sports & Outdoors Inc.	215,667	11,769
*	Visteon Corp.	81,228	11,313
*	Skyline Champion Corp.	154,778	11,031
	KB Home	213,895	10,866
*	Adient plc	276,013	10,811
	TEGNA Inc.	646,536	10,687
	Group 1 Automotive Inc.	40,203	10,630
7

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Goodyear Tire & Rubber Co.	812,313	10,487
*	Hilton Grand Vacations Inc.	235,026	10,275
	International Game Technology plc	313,605	10,042
	Signet Jewelers Ltd.	128,571	9,643
	American Eagle Outfitters Inc.	527,175	8,941
	LCI Industries	71,292	8,931
*	Tri Pointe Homes Inc.	286,570	8,912
*	Helen of Troy Ltd.	69,574	8,552
	MDC Holdings Inc.	169,668	8,051
*	Boot Barn Holdings Inc.	85,844	7,876
*	Frontdoor Inc.	237,340	7,790
	Papa John's International Inc.	100,891	7,637
*	M/I Homes Inc.	77,683	7,627
*	Shake Shack Inc. Class A	108,951	7,627
*	Abercrombie & Fitch Co. Class A	140,995	7,578
	Steven Madden Ltd.	217,154	7,492
	Rush Enterprises Inc. Class A	179,485	7,432
	Inter Parfums Inc.	52,976	7,402
*	LGI Homes Inc.	60,081	7,396
	Kontoor Brands Inc.	160,524	7,350
*	Topgolf Callaway Brands Corp.	415,786	7,251
	Bloomin' Brands Inc.	252,853	7,095
*	Cavco Industries Inc.	25,245	7,056
*	Coursera Inc.	376,577	6,549
*	SkyWest Inc.	139,576	6,295
	Graham Holdings Co. Class B	10,712	6,281
*	Dorman Products Inc.	76,064	6,276
*	ACV Auctions Inc. Class A	367,238	6,173
*	Urban Outfitters Inc.	184,379	6,123
	Century Communities Inc.	82,195	6,103
	Dana Inc.	377,249	6,077
	Red Rock Resorts Inc. Class A	137,507	6,041
	PriceSmart Inc.	74,659	5,934
*	Gentherm Inc.	95,680	5,761
*	Adtalem Global Education Inc.	130,926	5,741
*	JetBlue Airways Corp.	955,797	5,658
*	SeaWorld Entertainment Inc.	115,222	5,611
	Winnebago Industries Inc.	85,532	5,547
*	XPEL Inc.	65,298	5,439
	Hanesbrands Inc.	1,019,079	5,350
	Acushnet Holdings Corp.	90,208	5,282
	Laureate Education Inc.	378,417	5,271
	Cracker Barrel Old Country Store Inc.	63,763	5,256
	Spirit Airlines Inc.	317,370	5,237
*	Stride Inc.	122,544	5,207
*	Cinemark Holdings Inc.	317,531	5,169
	Strategic Education Inc.	65,427	5,071
*	Sonos Inc.	367,328	5,062
*	Dave & Buster's Entertainment Inc.	125,093	4,912
*	ODP Corp.	99,000	4,883
*	OPENLANE Inc.	312,367	4,876
	Upbound Group Inc.	159,243	4,876
	Jack in the Box Inc.	59,856	4,811
		Shares	Market Value• ($000)
*	Six Flags Entertainment Corp.	208,146	4,779
*	Vista Outdoor Inc.	162,371	4,749
*,1	Sabre Corp.	944,396	4,722
	Foot Locker Inc.	237,446	4,659
*	Atlanta Braves Holdings Inc. Class C	126,125	4,646
*	Central Garden & Pet Co. Class A	113,493	4,631
*	PROG Holdings Inc.	133,844	4,591
	John Wiley & Sons Inc. Class A	123,389	4,585
*,1	Luminar Technologies Inc.	788,121	4,540
	Cheesecake Factory Inc.	140,133	4,463
	HNI Corp.	133,538	4,375
	Oxford Industries Inc.	43,311	4,374
	MillerKnoll Inc.	219,633	4,195
*	Knowles Corp.	259,151	4,154
*	Brinker International Inc.	126,399	4,137
*	National Vision Holdings Inc.	224,634	4,113
	Allegiant Travel Co.	45,532	4,045
*	Madison Square Garden Entertainment Corp.	125,001	4,011
*	Sweetgreen Inc. Class A	278,223	3,995
	La-Z-Boy Inc.	125,627	3,876
*	Green Brick Partners Inc.	76,089	3,763
	Matthews International Corp. Class A	85,644	3,612
	Dillard's Inc. Class A	10,461	3,610
	Scholastic Corp.	82,664	3,592
*	Cars.com Inc.	191,645	3,582
*	PowerSchool Holdings Inc. Class A	161,684	3,576
*	Everi Holdings Inc.	243,448	3,520
*	Chegg Inc.	340,988	3,482
*	Overstock.com Inc.	130,279	3,402
	Krispy Kreme Inc.	252,826	3,385
*,1	Fisker Inc.	567,398	3,331
	Buckle Inc.	88,175	3,222
	Perdoceo Education Corp.	193,951	3,214
*	Leslie's Inc.	512,360	3,207
*	Sally Beauty Holdings Inc.	309,746	3,147
	Winmark Corp.	8,254	3,141
*	iRobot Corp.	79,314	3,085
[1]	Camping World Holdings Inc. Class A	120,738	2,986
	Monro Inc.	90,034	2,948
	Caleres Inc.	100,430	2,879
*	Malibu Boats Inc. Class A	58,902	2,860
*	Sphere Entertainment Co.	75,457	2,646
	Monarch Casino & Resort Inc.	38,758	2,612
	Sturm Ruger & Co. Inc.	50,599	2,610
*	Udemy Inc.	246,837	2,557
*	Lions Gate Entertainment Corp. Class B	338,137	2,519
*	Beazer Homes USA Inc.	85,236	2,498
*	American Axle & Manufacturing Holdings Inc.	330,487	2,495
	Dine Brands Global Inc.	45,118	2,472
*	Imax Corp.	129,183	2,471
*	Arlo Technologies Inc.	250,101	2,444
*	G-III Apparel Group Ltd.	122,205	2,426
	Sonic Automotive Inc. Class A	45,143	2,407

8

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	OneSpaWorld Holdings Ltd.	209,926	2,402
	Steelcase Inc. Class A	253,825	2,302
*	Figs Inc. Class A	367,473	2,271
	Standard Motor Products Inc.	60,945	2,257
*	Portillo's Inc. Class A	122,411	2,245
*	Life Time Group Holdings Inc.	128,793	2,215
	Golden Entertainment Inc.	58,226	2,120
*	Clean Energy Fuels Corp.	488,102	2,079
	Ethan Allen Interiors Inc.	65,709	2,062
*	MarineMax Inc.	61,517	2,047
*,1	Dream Finders Homes Inc. Class A	69,709	2,009
	Guess? Inc.	83,055	1,998
*	Chuy's Holdings Inc.	51,988	1,981
*	BJ's Restaurants Inc.	65,477	1,926
	Gray Television Inc.	238,372	1,921
*	America's Car-Mart Inc.	16,925	1,884
	A-Mark Precious Metals Inc.	54,778	1,869
*	Accel Entertainment Inc.	155,451	1,848
*	Thryv Holdings Inc.	89,219	1,819
*	Rover Group Inc.	267,722	1,812
	Wolverine World Wide Inc.	223,384	1,805
*	Chico's FAS Inc.	350,991	1,801
	Arko Corp.	237,338	1,787
*	Revolve Group Inc.	118,146	1,731
	Interface Inc.	165,315	1,708
*	Stagwell Inc.	313,477	1,708
*,1	European Wax Center Inc. Class A	98,366	1,708
	Hibbett Inc.	36,309	1,681
*	Corsair Gaming Inc.	106,500	1,674
*	Viad Corp.	58,699	1,666
*	Hovnanian Enterprises Inc. Class A	13,941	1,657
*	Cardlytics Inc.	97,614	1,626
*	Sun Country Airlines Holdings Inc.	108,761	1,619
	RCI Hospitality Holdings Inc.	24,727	1,614
*	Sleep Number Corp.	61,696	1,578
*	Stoneridge Inc.	76,297	1,568
*	Integral Ad Science Holding Corp.	109,027	1,556
*	Clear Channel Outdoor Holdings Inc.	1,070,395	1,552
	Smith & Wesson Brands Inc.	131,873	1,548
*	Xponential Fitness Inc. Class A	71,316	1,545
*	WW International Inc.	157,377	1,528
*	Denny's Corp.	157,584	1,502
	Designer Brands Inc. Class A	142,555	1,498
*,1	Super Group SGHC Ltd.	395,308	1,494
*	QuinStreet Inc.	149,930	1,484
*	Kura Sushi USA Inc. Class A	16,910	1,477
*	Instructure Holdings Inc.	56,304	1,459
*	Bally's Corp.	86,500	1,436
*	GoPro Inc. Class A	374,153	1,360
*	EW Scripps Co. Class A	174,325	1,332
		Shares	Market Value• ($000)
	Haverty Furniture Cos. Inc.	42,352	1,326
*	Lions Gate Entertainment Corp. Class A	165,548	1,311
[1]	Cricut Inc. Class A	137,804	1,304
	Sinclair Inc.	101,770	1,284
	Global Industrial Co.	37,867	1,281
*	Hawaiian Holdings Inc.	149,199	1,280
	Rush Enterprises Inc. Class B	27,371	1,258
*	Vizio Holding Corp. Class A	219,157	1,258
*	Central Garden & Pet Co.	28,369	1,252
*	Liquidity Services Inc.	68,623	1,252
	Movado Group Inc.	44,369	1,214
*	Gannett Co. Inc.	416,915	1,213
*	Atlanta Braves Holdings Inc. Class A	28,910	1,210
*	Genesco Inc.	35,108	1,204
	Carriage Services Inc.	38,934	1,200
*	Boston Omaha Corp. Class A	66,758	1,180
*	Daily Journal Corp.	3,884	1,145
	Shoe Carnival Inc.	48,532	1,123
	Bluegreen Vacations Holding Corp.	31,319	1,123
	Aaron's Co. Inc.	91,537	1,105
*	MasterCraft Boat Holdings Inc.	50,731	1,104
*	iHeartMedia Inc. Class A	299,092	1,080
*,1	Stitch Fix Inc. Class A	245,527	1,078
	Marcus Corp.	70,207	1,066
*	Quotient Technology Inc.	262,533	1,048
*	AMC Networks Inc. Class A	89,612	1,043
	Build-A-Bear Workshop Inc.	38,602	1,018
*	Bowlero Corp.	85,450	940
*	Lovesac Co.	40,808	935
*	Children's Place Inc.	34,641	918
*	Lindblad Expeditions Holdings Inc.	101,196	916
*	Playstudios Inc.	249,059	887
	Johnson Outdoors Inc. Class A	15,703	878
*	OneWater Marine Inc. Class A	33,550	876
*	Zumiez Inc.	45,529	865
*	Holley Inc.	151,713	865
*,1	Mondee Holdings Inc.	131,922	854
*	First Watch Restaurant Group Inc.	44,028	842
*	Inspired Entertainment Inc.	63,228	833
*	Rush Street Interactive Inc.	180,727	831
*	ThredUP Inc. Class A	204,954	816
*	Nerdy Inc.	171,268	802
	El Pollo Loco Holdings Inc.	83,555	795
	Alta Equipment Group Inc.	55,678	792
*	Destination XL Group Inc.	170,517	778
*	SES AI Corp.	356,413	752
*	Universal Technical Institute Inc.	93,619	746
*	CarParts.com Inc.	152,874	738

9

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Carrols Restaurant Group Inc.	104,920	732
*	Eastman Kodak Co.	162,743	727
*	Cooper-Standard Holdings Inc.	48,219	720
*	PlayAGS Inc.	105,425	720
*	2U Inc.	226,035	717
*	Funko Inc. Class A	99,303	692
*,1	Vuzix Corp.	172,143	689
*	Frontier Group Holdings Inc.	108,746	683
	Hooker Furnishings Corp.	31,433	677
*	Outbrain Inc.	117,151	669
	Entravision Communications Corp. Class A	171,743	658
*	Legacy Housing Corp.	28,338	642
	Clarus Corp.	83,510	600
*	Potbelly Corp.	74,575	596
*,1	AMMO Inc.	257,075	589
	Nathan's Famous Inc.	8,017	583
*	Lincoln Educational Services Corp.	67,678	577
*	Tilly's Inc. Class A	63,967	575
*	1-800-Flowers.com Inc. Class A	74,377	560
*	Vera Bradley Inc.	74,976	538
*	Sportsman's Warehouse Holdings Inc.	108,073	520
*,1	Blink Charging Co.	131,994	520
*	Century Casinos Inc.	78,532	510
	Climb Global Solutions Inc.	11,827	509
	Big Lots Inc.	81,263	504
*,1	BARK Inc.	311,783	499
[1]	Big 5 Sporting Goods Corp.	61,378	487
*	Tile Shop Holdings Inc.	82,276	487
*	Turtle Beach Corp.	44,594	485
*	Snap One Holdings Corp.	52,757	483
*	Selectquote Inc.	389,420	475
*	Red Robin Gourmet Burgers Inc.	45,376	471
*	Full House Resorts Inc.	93,763	453
*	Traeger Inc.	100,968	451
*	ONE Group Hospitality Inc.	64,837	444
	Weyco Group Inc.	16,985	434
*	Gambling.com Group Ltd.	30,357	430
	Escalade Inc.	28,444	426
*	Lazydays Holdings Inc.	36,162	426
*	Fiesta Restaurant Group Inc.	50,525	425
*	Latham Group Inc.	110,916	410
*	JAKKS Pacific Inc.	20,672	407
[1]	Purple Innovation Inc.	186,806	405
*	Biglari Holdings Inc. Class B	2,114	393
	Cato Corp. Class A	49,704	385
*	Landsea Homes Corp.	38,444	373
	Rocky Brands Inc.	20,399	363
*,1	Livewire Group Inc.	31,421	351
*	Solo Brands Inc. Class A	62,612	350
*	Allbirds Inc. Class A	271,435	350
*	VOXX International Corp.	39,681	343
*,1	ContextLogic Inc. Class A	63,026	338
	Marine Products Corp.	24,061	337
*	Lands' End Inc.	42,852	330
		Shares	Market Value• ($000)
*	J Jill Inc.	13,012	327
	Townsquare Media Inc. Class A	33,313	322
*	Noodles & Co.	114,608	319
*	Reservoir Media Inc.	56,675	309
*	Fossil Group Inc.	134,242	285
*	Duluth Holdings Inc. Class B	39,943	254
*	Urban One Inc.	35,779	193
*	Emerald Holding Inc.	44,505	188
*,1	Rent the Runway Inc. Class A	134,308	185
*	United Homes Group Inc.	17,593	147
*	Urban One Inc. (XNCM)	24,964	139
	NL Industries Inc.	24,678	128
*	Savers Value Village Inc.	4,471	111
*	Envela Corp.	21,651	110
	CompX International Inc.	4,673	99
*,1	Cava Group Inc.	2,111	94
*	Loop Media Inc.	104,113	91
*,1	Torrid Holdings Inc.	34,546	78
*	Liberty TripAdvisor Holdings Inc. Class B	1,413	44
*	Qurate Retail Inc. Class B	1,003	6
			912,595
Consumer Staples (3.0%)
*	BellRing Brands Inc.	386,770	16,051
*	Sprouts Farmers Market Inc.	299,063	12,199
*	Hostess Brands Inc.	383,611	10,925
	Coca-Cola Consolidated Inc.	13,796	9,642
*	Simply Good Foods Co.	261,967	9,452
	Lancaster Colony Corp.	56,442	9,324
	WD-40 Co.	39,175	8,418
	Energizer Holdings Inc.	207,091	7,114
	J & J Snack Foods Corp.	43,465	7,047
*	TreeHouse Foods Inc.	148,728	6,919
	Primo Water Corp.	451,575	6,891
	Edgewell Personal Care Co.	148,093	5,710
	MGP Ingredients Inc.	45,814	5,493
	Cal-Maine Foods Inc.	110,215	5,267
	Andersons Inc.	92,715	4,762
	Vector Group Ltd.	420,261	4,501
*	Herbalife Ltd.	285,728	4,292
*	National Beverage Corp.	68,355	3,507
*	United Natural Foods Inc.	171,062	3,444
	Nu Skin Enterprises Inc. Class A	143,737	3,434
	Universal Corp.	69,548	3,312
	Utz Brands Inc.	207,721	3,207
	Ingles Markets Inc. Class A	40,552	3,168
	Weis Markets Inc.	47,577	3,086
*	Chefs' Warehouse Inc.	101,744	2,904
*	Hain Celestial Group Inc.	258,931	2,742
	B&G Foods Inc.	205,689	2,631
	Medifast Inc.	31,019	2,616
	John B Sanfilippo & Son Inc.	25,916	2,601
*	Sovos Brands Inc.	114,106	2,556
	Fresh Del Monte Produce Inc.	98,504	2,517
[1]	Dole plc	207,003	2,467
*	Vita Coco Co. Inc.	82,306	2,328
	SpartanNash Co.	100,489	2,187

10

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	USANA Health Sciences Inc.	32,714	2,103
*,1	Beyond Meat Inc.	170,582	2,013
	Calavo Growers Inc.	49,934	1,646
*	Duckhorn Portfolio Inc.	126,700	1,576
*	Beauty Health Co.	236,311	1,456
	ACCO Brands Corp.	266,836	1,422
*	Mission Produce Inc.	139,889	1,332
	Turning Point Brands Inc.	49,603	1,221
*	SunOpta Inc.	263,117	1,155
*	Vital Farms Inc.	88,537	1,043
	Oil-Dri Corp. of America	14,289	963
*,1	Westrock Coffee Co.	81,116	814
	Limoneira Co.	50,000	771
*	Seneca Foods Corp. Class A	15,300	738
	PetMed Express Inc.	58,604	660
*	Nature's Sunshine Products Inc.	37,616	632
*	HF Foods Group Inc.	117,354	555
*	GrowGeneration Corp.	170,776	555
	Village Super Market Inc. Class A	24,407	550
*,1	Brookfield Realty Capital Corp. Class A	106,411	481
	Alico Inc.	20,384	480
*,1	Waldencast plc Class A	57,083	449
	Natural Grocers by Vitamin Cottage Inc.	27,683	349
*	Benson Hill Inc.	494,323	316
*	Zevia PBC Class A	71,226	183
*,1	Forafric Global plc	14,899	166
			206,343
Energy (8.2%)
	Matador Resources Co.	327,219	20,778
	ChampionX Corp.	574,289	20,726
	Chord Energy Corp.	120,676	19,489
	Murphy Oil Corp.	428,965	19,475
*	Weatherford International plc	205,484	18,189
	Civitas Resources Inc.	199,880	16,434
	Noble Corp. plc	310,789	16,391
	PBF Energy Inc. Class A	335,810	15,746
	SM Energy Co.	346,726	14,670
*	Valaris Ltd.	177,254	13,351
*	Denbury Inc.	145,123	13,290
	Equitrans Midstream Corp.	1,261,643	12,112
	Magnolia Oil & Gas Corp. Class A	529,290	12,068
	Helmerich & Payne Inc.	290,059	11,599
	California Resources Corp.	207,254	11,573
	Arcosa Inc.	140,113	10,960
*	Array Technologies Inc.	437,534	10,881
*	CNX Resources Corp.	470,315	10,512
	Permian Resources Corp.	733,360	10,399
	Cactus Inc. Class A	186,739	9,961
*	Shoals Technologies Group Inc. Class A	494,636	9,734
*	Kosmos Energy Ltd.	1,316,892	9,587
	Northern Oil and Gas Inc.	216,913	9,073
*	Tidewater Inc.	137,215	8,923
	Patterson-UTI Energy Inc.	599,978	8,484
	CONSOL Energy Inc.	97,936	8,426
	Liberty Energy Inc.	493,856	7,877
	Peabody Energy Corp.	360,134	7,772
		Shares	Market Value• ($000)
	Alpha Metallurgical Resources Inc.	37,459	7,598
*	Seadrill Ltd.	145,817	7,094
*	Callon Petroleum Co.	176,859	6,938
	Arch Resources Inc.	52,797	6,895
*	Oceaneering International Inc.	290,227	6,614
	Golar LNG Ltd.	292,454	6,463
*	Expro Group Holdings NV	254,818	5,991
*	NexTier Oilfield Solutions Inc.	560,093	5,943
	Sitio Royalties Corp. Class A	233,397	5,928
	Warrior Met Coal Inc.	149,446	5,912
*	Talos Energy Inc.	323,095	5,564
*	Par Pacific Holdings Inc.	159,542	5,480
*	NEXTracker Inc. Class A	125,840	5,300
*	Green Plains Inc.	168,173	5,220
	Archrock Inc.	401,525	5,136
	Delek US Holdings Inc.	192,200	4,949
*,1	Borr Drilling Ltd.	661,475	4,624
*	Diamond Offshore Drilling Inc.	294,208	4,375
*	Helix Energy Solutions Group Inc.	414,773	4,206
*	Ameresco Inc. Class A	92,626	4,028
	World Kinect Corp.	178,471	3,909
*	NOW Inc.	316,454	3,535
*	Gulfport Energy Corp.	28,991	3,421
*	Earthstone Energy Inc. Class A	165,012	3,363
	Core Laboratories Inc.	135,411	3,255
[1]	Comstock Resources Inc.	265,311	3,253
*,1	Fluence Energy Inc.	113,719	2,996
*	Vital Energy Inc.	48,808	2,943
*	Nabors Industries Ltd. (XNYS)	26,411	2,923
	CVR Energy Inc.	85,646	2,801
*	ProPetro Holding Corp.	285,060	2,748
*	Dril-Quip Inc.	98,462	2,716
*	MRC Global Inc.	241,513	2,251
	SunCoke Energy Inc.	240,485	2,237
*	SilverBow Resources Inc.	50,902	2,178
*,1	Stem Inc.	409,559	2,085
*	TETRA Technologies Inc.	360,974	1,982
	Select Water Solutions Inc.	245,279	1,975
	RPC Inc.	244,880	1,957
*	Bristow Group Inc.	68,063	1,885
	Berry Corp.	219,840	1,884
*	Montauk Renewables Inc.	192,332	1,837
*,1	SunPower Corp.	251,311	1,799
*	REX American Resources Corp.	44,684	1,765
[1]	Kinetik Holdings Inc.	49,564	1,740
*	Tellurian Inc.	1,533,248	1,717
*	Centrus Energy Corp. Class A	35,510	1,685
	Vitesse Energy Inc.	72,319	1,681
*,1	FuelCell Energy Inc.	1,178,864	1,650
[1]	Crescent Energy Co. Class A	110,469	1,506
	SandRidge Energy Inc.	92,132	1,473
*	Oil States International Inc.	182,259	1,429
*	DMC Global Inc.	56,172	1,349
*	Newpark Resources Inc.	220,019	1,316
	VAALCO Energy Inc.	311,143	1,288

11

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	W&T Offshore Inc.	284,039	1,159
*,1	Maxeon Solar Technologies Ltd.	73,193	1,154
	Atlas Energy Solutions Inc. Class A	47,309	1,007
	Solaris Oilfield Infrastructure Inc. Class A	93,485	983
*,1	Solid Power Inc.	449,945	954
*,1	Energy Vault Holdings Inc.	285,176	910
*,1	Gevo Inc.	679,029	890
	Riley Exploration Permian Inc.	25,777	863
*,1	EVgo Inc.	208,103	837
	Enviva Inc.	90,972	837
*	SEACOR Marine Holdings Inc.	70,225	807
*	ProFrac Holding Corp. Class A	70,455	775
	Evolution Petroleum Corp.	90,036	762
*	Hallador Energy Co.	66,673	716
*	Amplify Energy Corp.	103,577	677
*	Forum Energy Technologies Inc.	28,049	664
*	Ring Energy Inc.	342,398	647
*	TPI Composites Inc.	119,557	604
[1]	Granite Ridge Resources Inc.	74,188	549
*,1	NextDecade Corp.	87,436	531
	Ranger Energy Services Inc.	44,310	528
[1]	Ramaco Resources Inc. Class A	64,209	503
[1]	HighPeak Energy Inc.	30,308	446
	NACCO Industries Inc. Class A	11,936	389
*	KLX Energy Services Holdings Inc.	36,168	376
*,1	ESS Tech Inc.	260,350	372
*	FTC Solar Inc.	181,548	341
*	Mammoth Energy Services Inc.	66,497	308
*	Empire Petroleum Corp.	28,922	253
[1]	Ramaco Resources Inc. Class B	20,561	223
*	PrimeEnergy Resources Corp.	2,207	214
*	Kodiak Gas Services Inc.	7,798	143
*,1	Verde Clean Fuels Inc.	12,169	51
*	Baytex Energy Corp.	1	—
			571,743
Financials (14.8%)
	Selective Insurance Group Inc.	173,725	17,235
	SouthState Corp.	219,739	15,887
	Essent Group Ltd.	305,405	15,337
	Old National Bancorp	845,513	12,903
	Radian Group Inc.	453,881	12,291
	Home BancShares Inc.	550,462	12,209
	Cadence Bank	526,590	12,048
*	American Equity Investment Life Holding Co.	224,384	12,045
	Valley National Bancorp	1,245,698	11,436
	United Bankshares Inc.	377,848	11,366
[1]	Blackstone Mortgage Trust Inc. Class A	497,769	10,961
*	Mr Cooper Group Inc.	192,450	10,904
		Shares	Market Value• ($000)
	First Financial Bankshares Inc.	376,731	10,820
	Hancock Whitney Corp.	250,747	10,343
	Hamilton Lane Inc. Class A	105,526	9,792
	Glacier Bancorp Inc.	321,934	9,726
	FirstCash Holdings Inc.	108,795	9,718
	Moelis & Co. Class A	193,004	9,150
	United Community Banks Inc.	333,508	9,005
*,2	Focus Financial Partners Inc. Class A	168,810	8,947
	Jackson Financial Inc. Class A	235,150	8,842
*	Enstar Group Ltd.	34,465	8,730
*	Texas Capital Bancshares Inc.	138,187	8,628
[1]	Arbor Realty Trust Inc.	518,517	8,276
	ServisFirst Bancshares Inc.	147,057	8,241
*	Genworth Financial Inc. Class A	1,401,608	8,115
	UMB Financial Corp.	127,797	8,078
	Walker & Dunlop Inc.	91,843	7,838
	Ameris Bancorp	191,088	7,787
	CNO Financial Group Inc.	328,251	7,681
	Associated Banc-Corp.	437,561	7,583
	Piper Sandler Cos.	50,115	7,466
	Community Bank System Inc.	153,685	7,308
	Cathay General Bancorp	200,886	7,158
	First BanCorp (XNYS)	512,566	7,104
*	Axos Financial Inc.	164,061	7,069
	International Bancshares Corp.	155,298	6,954
	WSFS Financial Corp.	176,771	6,947
	Independent Bank Corp. (XNGS)	127,587	6,892
	Artisan Partners Asset Management Inc. Class A	177,233	6,809
*	NMI Holdings Inc. Class A	236,769	6,776
	CVB Financial Corp.	384,907	6,720
*,1	Upstart Holdings Inc.	207,997	6,691
	Simmons First National Corp. Class A	364,626	6,498
	Atlantic Union Bankshares Corp.	216,843	6,438
	Pacific Premier Bancorp Inc.	274,889	6,328
	Fulton Financial Corp.	469,689	6,261
	First Interstate BancSystem Inc. Class A	238,477	6,179
*,1	Marathon Digital Holdings Inc.	485,800	6,107
	Bank of Hawaii Corp.	113,408	6,095
	BancFirst Corp.	63,599	6,079
	Eastern Bankshares Inc.	448,480	6,037
	Seacoast Banking Corp. of Florida	242,823	5,733
*	Bancorp Inc.	154,571	5,674
	First Financial Bancorp	272,174	5,656
	BankUnited Inc.	215,287	5,651
	PJT Partners Inc. Class A	70,287	5,552
	PennyMac Financial Services Inc.	73,750	5,293
*,1	Riot Platforms Inc.	461,869	5,242

12

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Washington Federal Inc.	188,835	5,133
	First Merchants Corp.	170,543	5,089
	Ready Capital Corp.	462,916	5,055
	Cohen & Steers Inc.	75,094	4,895
*	StoneX Group Inc.	51,583	4,843
	StepStone Group Inc. Class A	156,067	4,818
	Towne Bank	202,485	4,779
	Navient Corp.	267,183	4,716
	NBT Bancorp Inc.	132,386	4,557
*	BRP Group Inc. Class A	171,078	4,549
	BGC Group Inc. Class A	908,494	4,488
	Apollo Commercial Real Estate Finance Inc.	409,182	4,468
	Renasant Corp.	159,646	4,446
	Federal Agricultural Mortgage Corp. Class C	26,354	4,436
*	Enova International Inc.	87,918	4,435
	Independent Bank Group Inc.	104,231	4,399
*	Goosehead Insurance Inc. Class A	62,113	4,339
	Banner Corp.	98,892	4,307
	WesBanco Inc.	166,905	4,233
	Bank of NT Butterfield & Son Ltd.	144,879	4,219
	Park National Corp.	41,379	4,211
	Virtus Investment Partners Inc.	20,031	4,148
*	Triumph Financial Inc.	64,300	4,130
	Hilltop Holdings Inc.	135,026	4,103
	Chimera Investment Corp.	672,586	4,069
	OFG Bancorp	134,780	4,065
	Enterprise Financial Services Corp.	104,947	4,063
	Trustmark Corp.	175,945	4,054
	Northwest Bancshares Inc.	368,401	4,052
*	Cannae Holdings Inc.	206,107	4,046
	City Holding Co.	44,012	4,021
	Pathward Financial Inc.	79,152	3,900
	First Commonwealth Financial Corp.	296,107	3,870
	Nelnet Inc. Class A	42,135	3,870
	Two Harbors Investment Corp.	280,311	3,860
	Compass Diversified Holdings	181,925	3,757
	Heartland Financial USA Inc.	121,773	3,731
	Lakeland Financial Corp.	71,573	3,731
*	Palomar Holdings Inc.	70,562	3,599
	Stock Yards Bancorp Inc.	78,207	3,582
	Ladder Capital Corp.	326,684	3,580
	Stewart Information Services Corp.	77,143	3,573
	Provident Financial Services Inc.	211,583	3,487
	PennyMac Mortgage Investment Trust	254,982	3,419
	First Bancorp (XNGS)	114,724	3,400
	Horace Mann Educators Corp.	118,559	3,398
*,1	Trupanion Inc.	114,237	3,396
	Franklin BSP Realty Trust Inc. REIT	239,865	3,392
		Shares	Market Value• ($000)
	National Bank Holdings Corp. Class A	106,184	3,349
	Westamerica BanCorp	75,438	3,322
	MFA Financial Inc. REIT	295,483	3,239
	Hope Bancorp Inc.	333,080	3,221
	S&T Bancorp Inc.	112,215	3,179
	Live Oak Bancshares Inc.	97,315	3,147
*	Encore Capital Group Inc.	67,007	3,140
	FB Financial Corp.	102,321	3,109
	TriCo Bancshares	89,643	3,078
	Employers Holdings Inc.	77,358	3,035
	First Busey Corp.	149,874	3,027
	Claros Mortgage Trust Inc.	262,885	2,994
	Stellar Bancorp Inc.	140,427	2,987
	National Western Life Group Inc. Class A	6,564	2,984
*	SiriusPoint Ltd.	264,389	2,924
	WisdomTree Inc.	399,067	2,913
*	Customers Bancorp Inc.	82,682	2,905
	Safety Insurance Group Inc.	41,438	2,854
	Veritex Holdings Inc.	151,737	2,854
	AMERISAFE Inc.	55,083	2,853
	OceanFirst Financial Corp.	167,606	2,828
	Sandy Spring Bancorp Inc.	126,801	2,820
	Nicolet Bankshares Inc.	37,150	2,816
*	Oscar Health Inc. Class A	446,968	2,802
	ARMOUR Residential REIT Inc.	567,090	2,784
	B Riley Financial Inc.	54,077	2,769
	ProAssurance Corp.	156,415	2,765
	PacWest Bancorp	347,448	2,762
	Victory Capital Holdings Inc. Class A	80,159	2,759
	Argo Group International Holdings Ltd.	92,424	2,750
	Berkshire Hills Bancorp Inc.	127,495	2,665
	Redwood Trust Inc.	327,582	2,624
	Origin Bancorp Inc.	84,657	2,598
	BrightSpire Capital Inc.	370,450	2,578
	Southside Bancshares Inc.	85,034	2,560
	Peoples Bancorp Inc.	97,980	2,525
	Ellington Financial Inc.	187,878	2,512
	QCR Holdings Inc.	47,774	2,506
	First Bancshares Inc.	87,989	2,498
	New York Mortgage Trust Inc.	261,809	2,492
	Enact Holdings Inc.	86,886	2,490
	Lakeland Bancorp Inc.	179,444	2,424
	Brookline Bancorp Inc.	253,231	2,423
	Preferred Bank	38,561	2,395
*	Avantax Inc.	113,874	2,382
*	Open Lending Corp. Class A	286,291	2,362
	German American Bancorp Inc.	81,235	2,350
[1]	Patria Investments Ltd. Class A	156,412	2,255
	Mercury General Corp.	77,169	2,208
*	PRA Group Inc.	111,120	2,165
	1st Source Corp.	48,316	2,159
	Dime Community Bancshares Inc.	100,653	2,145
*	LendingClub Corp.	306,373	2,132
	KKR Real Estate Finance Trust Inc.	169,636	2,122

13

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Eagle Bancorp Inc.	88,161	2,121
	Bank First Corp.	27,008	2,097
	Capitol Federal Financial Inc.	367,312	2,083
	Tompkins Financial Corp.	39,930	2,074
	ConnectOne Bancorp Inc.	106,668	2,040
	Dynex Capital Inc.	155,834	2,020
*,1	Lemonade Inc.	145,831	2,007
	Banc of California Inc.	156,971	1,967
	Brightsphere Investment Group Inc.	93,883	1,944
	Premier Financial Corp.	101,783	1,918
	Banco Latinoamericano de Comercio Exterior SA Class E	79,286	1,871
*	Assetmark Financial Holdings Inc.	63,332	1,830
	Old Second Bancorp Inc.	124,954	1,808
	Heritage Financial Corp.	99,984	1,722
*	Ambac Financial Group Inc.	127,597	1,643
	Community Trust Bancorp Inc.	44,755	1,589
	First Community Bankshares Inc.	50,845	1,573
	James River Group Holdings Ltd.	106,783	1,555
	First Mid Bancshares Inc.	55,216	1,544
	F&G Annuities & Life Inc.	54,088	1,531
	TrustCo Bank Corp. NY	53,720	1,529
	Hanmi Financial Corp.	87,789	1,521
	Byline Bancorp Inc.	71,515	1,515
	Mercantile Bank Corp.	45,228	1,510
	Univest Financial Corp.	83,697	1,506
	TPG RE Finance Trust Inc.	200,078	1,505
	P10 Inc. Class A	124,157	1,496
	Heritage Commerce Corp.	171,073	1,483
*	Columbia Financial Inc.	85,701	1,471
*	World Acceptance Corp.	10,795	1,455
	Business First Bancshares Inc.	69,332	1,418
	Diamond Hill Investment Group Inc.	8,338	1,407
	Amerant Bancorp Inc.	74,525	1,399
	Horizon Bancorp Inc.	124,617	1,394
*	CrossFirst Bankshares Inc.	128,640	1,383
*	Coastal Financial Corp.	31,329	1,380
	Midland States Bancorp Inc.	61,562	1,367
	Washington Trust Bancorp Inc.	48,792	1,366
[1]	Invesco Mortgage Capital Inc. REIT	121,371	1,365
	Camden National Corp.	41,202	1,351
	Peapack-Gladstone Financial Corp.	49,332	1,345
	Farmers National Banc Corp.	105,747	1,343
	Merchants Bancorp	45,905	1,339
[1]	Brookfield Business Corp. Class A	75,091	1,326
	Great Southern Bancorp Inc.	26,109	1,318
	Central Pacific Financial Corp.	76,783	1,303
	Perella Weinberg Partners	123,312	1,298
		Shares	Market Value• ($000)
	Northfield Bancorp Inc.	119,868	1,263
	First Financial Corp.	34,064	1,251
	Kearny Financial Corp.	165,787	1,228
	Tiptree Inc.	69,536	1,225
	HarborOne Bancorp Inc.	121,491	1,211
[1]	NewtekOne Inc.	67,464	1,208
*	Metropolitan Bank Holding Corp.	30,257	1,205
	United Fire Group Inc.	60,962	1,205
	Cambridge Bancorp	22,012	1,171
	First Foundation Inc.	148,540	1,168
	American National Bankshares Inc.	29,750	1,166
	Capital City Bank Group Inc.	38,198	1,165
	Flushing Financial Corp.	81,615	1,152
	Independent Bank Corp.	58,533	1,117
	Republic Bancorp Inc. Class A	24,979	1,110
*	MBIA Inc.	140,100	1,105
[1]	Orchid Island Capital Inc.	114,504	1,098
	CNB Financial Corp.	60,060	1,094
	Equity Bancshares Inc. Class A	43,098	1,078
	Bar Harbor Bankshares	43,321	1,076
	Southern Missouri Bancorp Inc.	24,967	1,056
	SmartFinancial Inc.	45,995	1,047
	Metrocity Bankshares Inc.	52,947	1,032
	Alerus Financial Corp.	52,809	1,030
	HomeTrust Bancshares Inc.	44,625	1,020
[1]	HCI Group Inc.	18,652	994
*	Carter Bankshares Inc.	68,668	983
	Shore Bancshares Inc.	86,826	962
	Northeast Bank	22,485	955
	Universal Insurance Holdings Inc.	73,501	931
	Esquire Financial Holdings Inc.	19,886	930
[1]	Burke & Herbert Financial Services Corp.	18,679	924
	GCM Grosvenor Inc. Class A	120,629	922
	Amalgamated Financial Corp.	51,420	921
	South Plains Financial Inc.	34,970	917
	Mid Penn Bancorp Inc.	41,352	905
	MidWestOne Financial Group Inc.	41,040	877
	West BanCorp Inc.	47,199	874
	Peoples Financial Services Corp.	19,953	870
	Bank of Marin Bancorp	45,721	860
	Hingham Institution for Savings	4,306	858
[1]	NexPoint Diversified Real Estate Trust	90,082	852
	Sculptor Capital Management Inc.	72,692	845
*	Greenlight Capital Re Ltd. Class A	75,288	830
	Five Star Bancorp	37,214	814
	Sierra Bancorp	40,317	802
	First of Long Island Corp.	60,867	795
	Enterprise Bancorp Inc.	27,397	793
	Summit Financial Group Inc.	31,921	785

14

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Citizens & Northern Corp.	43,228	781
	MVB Financial Corp.	33,173	781
	Granite Point Mortgage Trust Inc.	145,910	779
*,1	Forge Global Holdings Inc.	313,697	769
	Civista Bancshares Inc.	45,093	766
	Financial Institutions Inc.	43,327	758
	ACNB Corp.	23,818	758
	Farmers & Merchants Bancorp Inc.	39,075	746
	Arrow Financial Corp.	41,943	739
	Capstar Financial Holdings Inc.	55,980	731
*	Skyward Specialty Insurance Group Inc.	29,716	723
	Chicago Atlantic Real Estate Finance Inc.	47,687	721
	HBT Financial Inc.	38,366	717
*	Third Coast Bancshares Inc.	37,618	708
	First Bank	61,746	706
	First Business Financial Services Inc.	22,391	706
	Guaranty Bancshares Inc.	24,463	706
	Orange County Bancorp Inc.	14,935	694
	First Bancorp Inc. (XNGS)	27,950	688
	Macatawa Bank Corp.	75,130	688
	Citizens Financial Services Inc.	12,469	683
	Home Bancorp Inc.	20,726	677
	Northrim BanCorp Inc.	16,031	666
	Waterstone Financial Inc.	52,669	654
*	Blue Foundry Bancorp	70,634	653
	RBB Bancorp	47,833	652
	Red River Bancshares Inc.	13,778	651
	BayCom Corp.	33,461	645
	Donegal Group Inc. Class A	43,829	640
	AFC Gamma Inc.	47,865	635
	John Marshall Bancorp Inc.	35,886	634
	Fidelity D&D Bancorp Inc.	13,355	633
	Orrstown Financial Services Inc.	29,201	631
	Regional Management Corp.	22,520	619
*	Southern First Bancshares Inc.	21,886	615
	Timberland Bancorp Inc.	21,549	611
*	Bridgewater Bancshares Inc.	58,331	610
	Northeast Community Bancorp Inc.	38,267	607
	Greene County Bancorp Inc.	20,240	583
	Middlefield Banc Corp.	22,401	581
	Norwood Financial Corp.	21,089	572
*	FVCBankcorp Inc.	46,836	570
*	LendingTree Inc.	29,954	566
	Plumas Bancorp	16,051	561
	FS Bancorp Inc.	18,880	560
	Codorus Valley Bancorp Inc.	27,435	556
*	Ocwen Financial Corp.	18,335	555
*	eHealth Inc.	69,690	545
	Capital Bancorp Inc.	28,084	538
		Shares	Market Value• ($000)
	Silvercrest Asset Management Group Inc. Class A	27,298	526
	Penns Woods Bancorp Inc.	20,135	524
	Parke Bancorp Inc.	30,236	522
	Unity Bancorp Inc.	21,365	516
	Investors Title Co.	3,563	513
	Primis Financial Corp.	57,817	513
	C&F Financial Corp.	9,437	503
	HomeStreet Inc.	52,867	500
	PCB Bancorp	31,176	500
	Southern States Bancshares Inc.	21,422	491
	BCB Bancorp Inc.	43,096	490
	Colony Bankcorp Inc.	47,079	490
	ChoiceOne Financial Services Inc.	19,995	481
	Oak Valley Bancorp	19,165	481
*	Ponce Financial Group Inc.	58,369	466
*	First Western Financial Inc.	22,818	464
	MainStreet Bancshares Inc.	19,905	450
	LCNB Corp.	30,126	449
	Virginia National Bankshares Corp.	13,520	447
	Bankwell Financial Group Inc.	17,020	443
	Crawford & Co. Class A	41,322	443
*	Maiden Holdings Ltd.	259,163	443
	Ames National Corp.	24,596	442
*,1	AlTi Global Inc.	60,099	439
	National Bankshares Inc.	16,555	436
	Princeton Bancorp Inc.	14,503	425
	Evans Bancorp Inc.	14,926	423
*,1	American Coastal Insurance Corp. Class C	56,020	420
	Central Valley Community Bancorp	28,534	417
	Blue Ridge Bankshares Inc.	51,124	405
	Nexpoint Real Estate Finance Inc.	23,601	403
	ESSA Bancorp Inc.	24,821	395
	Chemung Financial Corp.	10,030	394
	First Community Corp.	21,063	364
*	Sterling Bancorp Inc.	60,201	355
*	USCB Financial Holdings Inc.	29,970	329
[1]	Angel Oak Mortgage REIT Inc.	33,637	314
*	Velocity Financial Inc.	25,258	313
*	Pioneer Bancorp Inc.	34,091	307
*	NI Holdings Inc.	23,616	301
*	Hippo Holdings Inc.	29,864	298
*	Security National Financial Corp. Class A	35,640	292
*,1	Bakkt Holdings Inc.	198,831	274
	Bank7 Corp.	10,658	268
*	Kingsway Financial Services Inc.	30,325	268
	Luther Burbank Corp.	29,240	266
*,1	Consumer Portfolio Services Inc.	26,310	244
*	Finance of America Cos. Inc. Class A	152,492	217

15

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	GoHealth Inc. Class A	11,177	178
*,1	SWK Holdings Corp.	10,902	172
	Value Line Inc.	2,400	128
	MarketWise Inc.	90,426	122
*	OppFi Inc.	29,881	77
			1,023,308
Health Care (14.9%)
*	Option Care Health Inc.	491,105	17,105
*	Halozyme Therapeutics Inc.	385,430	16,404
*	HealthEquity Inc.	242,727	16,396
	Ensign Group Inc.	157,355	15,770
*	Intra-Cellular Therapies Inc.	270,169	15,000
*	Neogen Corp.	629,214	14,547
*	Alkermes plc	478,890	13,979
*	Reata Pharmaceuticals Inc. Class A	82,474	13,938
*	Vaxcyte Inc.	265,091	13,764
*	Lantheus Holdings Inc.	196,459	13,446
*	Haemonetics Corp.	144,747	12,988
*	Guardant Health Inc.	320,625	12,530
*	ImmunoGen Inc.	699,785	11,085
*	Merit Medical Systems Inc.	164,108	10,713
*	Amicus Therapeutics Inc.	810,376	10,389
*	Glaukos Corp.	135,148	10,155
*	Inari Medical Inc.	149,445	9,956
*	REVOLUTION Medicines Inc.	292,502	9,936
*	Bridgebio Pharma Inc.	330,133	9,874
	CONMED Corp.	88,572	9,872
*	Intellia Therapeutics Inc.	254,705	9,546
*	ACADIA Pharmaceuticals Inc.	349,468	9,443
*	Cytokinetics Inc.	269,299	9,409
*	iRhythm Technologies Inc.	88,480	9,146
	Select Medical Holdings Corp.	299,758	8,756
*	Blueprint Medicines Corp.	175,529	8,752
*	Inmode Ltd.	223,323	8,730
*	LivaNova plc	156,417	8,689
*	Progyny Inc.	226,609	8,462
*	Prestige Consumer Healthcare Inc.	143,718	8,383
*	Insmed Inc.	381,256	8,346
*	Pacific Biosciences of California Inc.	727,040	8,201
*	Integer Holdings Corp.	95,941	8,185
*	Arrowhead Pharmaceuticals Inc.	295,705	8,173
*	Axonics Inc.	141,509	8,108
*	Evolent Health Inc. Class A	317,843	8,108
*	PTC Therapeutics Inc.	204,420	8,075
*	Denali Therapeutics Inc.	341,560	7,887
*	Krystal Biotech Inc.	62,357	7,762
*	Axsome Therapeutics Inc.	95,014	7,677
	Patterson Cos. Inc.	254,057	7,632
*	Corcept Therapeutics Inc.	231,417	7,574
*	Omnicell Inc.	129,647	7,372
*	Madrigal Pharmaceuticals Inc.	39,332	7,080
*	Surgery Partners Inc.	195,193	7,078
*	Akero Therapeutics Inc.	129,781	6,441
*	Prothena Corp. plc	119,795	6,328
*	STAAR Surgical Co.	140,522	6,093
		Shares	Market Value• ($000)
*	AtriCure Inc.	134,718	6,083
*	TransMedics Group Inc.	91,646	6,015
*	Amphastar Pharmaceuticals Inc.	109,716	5,849
*	Veracyte Inc.	210,627	5,561
*	NeoGenomics Inc.	367,068	5,517
*	CorVel Corp.	25,162	5,446
*	Dynavax Technologies Corp.	374,738	5,381
*	Privia Health Group Inc.	195,319	5,127
*	Morphic Holding Inc.	87,641	4,827
*	RadNet Inc.	142,653	4,766
*	SpringWorks Therapeutics Inc.	168,619	4,752
*	Apollo Medical Holdings Inc.	123,863	4,689
*	Pacira BioSciences Inc.	131,685	4,648
*	Ideaya Biosciences Inc.	156,845	4,605
*	Beam Therapeutics Inc.	196,873	4,564
*	Ventyx Biosciences Inc.	135,269	4,532
*	Supernus Pharmaceuticals Inc.	142,127	4,525
*	Vericel Corp.	137,762	4,523
*	Agios Pharmaceuticals Inc.	160,108	4,392
*	Cerevel Therapeutics Holdings Inc.	179,037	4,243
*	Revance Therapeutics Inc.	240,168	4,234
*	Phreesia Inc.	147,186	4,190
*	Myriad Genetics Inc.	233,618	4,170
*	TG Therapeutics Inc.	396,497	4,151
*	Arvinas Inc.	141,992	4,006
*	Addus HomeCare Corp.	45,260	3,969
*	Arcellx Inc.	109,662	3,930
*	Catalyst Pharmaceuticals Inc.	277,816	3,901
*	Cymabay Therapeutics Inc.	283,318	3,896
*	BioCryst Pharmaceuticals Inc.	545,829	3,881
*	Rhythm Pharmaceuticals Inc.	148,343	3,858
*	Viking Therapeutics Inc.	277,163	3,828
	US Physical Therapy Inc.	37,518	3,783
*	Zentalis Pharmaceuticals Inc.	142,037	3,773
*	Celldex Therapeutics Inc.	133,873	3,735
*	Xencor Inc.	167,177	3,675
*	Alphatec Holdings Inc.	222,662	3,641
*	Iovance Biotherapeutics Inc.	601,379	3,632
*	Owens & Minor Inc.	213,829	3,614
*	Twist Bioscience Corp.	164,093	3,608
*	UFP Technologies Inc.	20,498	3,602
*	PROCEPT BioRobotics Corp.	104,049	3,549
*	Immunovant Inc.	155,825	3,539
*	Aurinia Pharmaceuticals Inc.	389,869	3,536
*	Ironwood Pharmaceuticals Inc.	399,796	3,518
*	Syndax Pharmaceuticals Inc.	189,900	3,515
*	Geron Corp. (XNGS)	1,434,057	3,485
*	Harmony Biosciences Holdings Inc.	95,276	3,454
*	Pediatrix Medical Group Inc.	242,633	3,428

16

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	MannKind Corp.	742,121	3,421
*	Recursion Pharmaceuticals Inc. Class A	392,885	3,418
	LeMaitre Vascular Inc.	57,010	3,296
*	Amylyx Pharmaceuticals Inc.	147,062	3,171
*	Ligand Pharmaceuticals Inc.	48,059	3,161
*	Nuvalent Inc. Class A	69,301	3,158
*	Arcus Biosciences Inc.	152,690	3,130
*	Protagonist Therapeutics Inc.	156,634	3,104
*	Biohaven Ltd.	168,326	3,079
*	Vir Biotechnology Inc.	242,608	3,071
*	89bio Inc.	178,558	3,060
	Embecta Corp.	166,657	3,055
*	Sage Therapeutics Inc.	152,388	3,048
*	Travere Therapeutics Inc.	211,463	3,020
*	Warby Parker Inc. Class A	245,202	2,945
*	NextGen Healthcare Inc.	156,629	2,852
*	Avanos Medical Inc.	133,710	2,813
*	Pliant Therapeutics Inc.	163,709	2,763
*	Quanterix Corp.	101,899	2,731
*	Relay Therapeutics Inc.	262,210	2,680
*	Crinetics Pharmaceuticals Inc.	153,589	2,660
*	Cytek Biosciences Inc.	349,013	2,652
*	Ardelyx Inc.	612,388	2,609
*	Accolade Inc.	191,300	2,581
*	AdaptHealth Corp.	212,859	2,539
*	Rocket Pharmaceuticals Inc.	161,342	2,525
*	LifeStance Health Group Inc.	307,141	2,522
	Healthcare Services Group Inc.	215,371	2,488
*	MiMedx Group Inc.	329,700	2,446
*	Cogent Biosciences Inc.	198,427	2,423
*,1	Cassava Sciences Inc.	114,434	2,400
*	Replimune Group Inc.	117,126	2,392
*	ANI Pharmaceuticals Inc.	37,068	2,387
*	Hims & Hers Health Inc.	353,710	2,373
	National HealthCare Corp.	35,929	2,370
*	Collegium Pharmaceutical Inc.	99,707	2,335
*	ADMA Biologics Inc.	605,779	2,332
*	SI-BONE Inc.	100,112	2,291
*	Innoviva Inc.	179,596	2,290
*	Keros Therapeutics Inc.	64,751	2,273
*	RxSight Inc.	77,931	2,261
*	Adaptive Biotechnologies Corp.	326,821	2,213
*	Varex Imaging Corp.	112,420	2,211
*	Viridian Therapeutics Inc.	121,329	2,205
*	Orthofix Medical Inc.	101,237	2,142
*	Silk Road Medical Inc.	110,481	2,134
*	Inhibrx Inc.	99,524	2,130
*	OPKO Health Inc.	1,160,908	2,124
*	Deciphera Pharmaceuticals Inc.	150,908	2,119
*	Avid Bioservices Inc.	178,436	2,106
*	EQRx Inc.	918,445	2,103
*	Brookdale Senior Living Inc.	490,490	2,085
*	Kymera Therapeutics Inc.	109,290	2,085
*	REGENXBIO Inc.	117,166	2,074
		Shares	Market Value• ($000)
*,1	Point Biopharma Global Inc.	260,295	2,072
*	Nevro Corp.	102,203	2,048
*	Arcturus Therapeutics Holdings Inc.	67,121	2,037
*	Mirum Pharmaceuticals Inc.	77,021	2,036
*	Treace Medical Concepts Inc.	130,088	2,023
*,1	Novavax Inc.	250,900	2,007
*	DocGo Inc.	223,638	2,002
*	Outset Medical Inc.	142,099	1,934
*	Fulgent Genetics Inc.	58,924	1,930
*	Artivion Inc.	113,421	1,919
*	Day One Biopharmaceuticals Inc.	141,841	1,913
*	Health Catalyst Inc.	160,640	1,878
*	Verve Therapeutics Inc.	145,803	1,876
*	Kura Oncology Inc.	187,650	1,863
*	Multiplan Corp.	1,089,133	1,862
*	Enhabit Inc.	145,059	1,858
	Atrion Corp.	3,980	1,851
*	Paragon 28 Inc.	126,484	1,813
*	Editas Medicine Inc.	200,601	1,787
*	OrthoPediatrics Corp.	45,785	1,750
	National Research Corp.	41,440	1,732
*,1	Vera Therapeutics Inc.	97,514	1,725
*,1	Theravance Biopharma Inc.	180,064	1,714
*	Rapt Therapeutics Inc.	84,985	1,623
*,1	Anavex Life Sciences Corp.	202,231	1,598
*	Kiniksa Pharmaceuticals Ltd. Class A	90,579	1,561
*,1	OmniAb Inc.	268,929	1,560
*	Avidity Biosciences Inc.	203,599	1,539
*,1	ProKidney Corp.	177,495	1,523
*,1	Prime Medicine Inc.	114,340	1,514
*	PetIQ Inc.	78,904	1,505
*	Aclaris Therapeutics Inc.	200,240	1,498
	HealthStream Inc.	70,341	1,479
*	4D Molecular Therapeutics Inc.	90,870	1,479
*	Surmodics Inc.	39,761	1,464
*	Amneal Pharmaceuticals Inc.	352,489	1,442
*	Alignment Healthcare Inc.	245,466	1,434
*	Castle Biosciences Inc.	71,878	1,433
*,1	Sana Biotechnology Inc.	267,436	1,431
*	CareDx Inc.	150,431	1,401
*	Dyne Therapeutics Inc.	122,920	1,401
*	OraSure Technologies Inc.	215,179	1,390
*	Agenus Inc.	992,327	1,369
*	BioLife Solutions Inc.	100,765	1,331
*	Tactile Systems Technology Inc.	67,278	1,275
*	Arcutis Biotherapeutics Inc.	148,821	1,271
*	Community Health Systems Inc.	363,738	1,229
*	Lyell Immunopharma Inc.	502,715	1,201
*	Tarsus Pharmaceuticals Inc.	68,336	1,197
*	Coherus Biosciences Inc.	222,602	1,186
*	Avita Medical Inc.	72,783	1,186
*	Evolus Inc.	119,846	1,185
*	Disc Medicine Inc.	22,378	1,185
*	ModivCare Inc.	36,834	1,182

17

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Nurix Therapeutics Inc.	137,666	1,170
*,1	Bluebird Bio Inc.	309,785	1,168
*	Harrow Health Inc.	75,258	1,142
*	Alpine Immune Sciences Inc.	91,842	1,134
*,1	Zymeworks Inc.	154,665	1,120
*	Pulmonx Corp.	106,593	1,115
*,1	Nano-X Imaging Ltd.	132,784	1,105
*	AnaptysBio Inc.	55,123	1,085
*,1	Enliven Therapeutics Inc.	67,709	1,058
*	Cabaletta Bio Inc.	74,166	1,050
*	Marinus Pharmaceuticals Inc.	144,839	1,030
*,1	Phathom Pharmaceuticals Inc.	71,373	1,027
*	ORIC Pharmaceuticals Inc.	113,254	1,015
*	Aldeyra Therapeutics Inc.	135,225	1,009
*	Pennant Group Inc.	84,079	1,007
*	Alector Inc.	183,473	1,000
*	American Well Corp. Class A	703,320	999
*,1	UroGen Pharma Ltd.	56,641	990
	iRadimed Corp.	21,249	982
*	Cerus Corp.	516,762	977
*	Seres Therapeutics Inc.	282,522	975
*	Biomea Fusion Inc.	57,797	975
*	Caribou Biosciences Inc.	164,930	971
*	SomaLogic Inc.	439,491	971
*	Liquidia Corp.	137,886	947
*	Taro Pharmaceutical Industries Ltd.	23,627	936
*	MaxCyte Inc.	254,622	932
*	Allogene Therapeutics Inc.	238,696	929
*	Voyager Therapeutics Inc.	92,349	925
*,1	Entrada Therapeutics Inc.	62,086	914
	Utah Medical Products Inc.	9,832	901
*	Zimvie Inc.	75,172	887
*	AngioDynamics Inc.	109,657	881
*	Xeris Biopharma Holdings Inc.	388,148	881
*	iTeos Therapeutics Inc.	72,469	874
*	Enanta Pharmaceuticals Inc.	58,193	864
*	Vanda Pharmaceuticals Inc.	165,133	857
*	Ocular Therapeutix Inc.	226,533	856
*	Sharecare Inc.	900,933	854
*	Assertio Holdings Inc.	258,458	848
*	Sutro Biopharma Inc.	177,473	843
*,1	Tango Therapeutics Inc.	129,830	843
*	Aura Biosciences Inc.	80,353	834
*	Agiliti Inc.	86,093	831
*	23andMe Holding Co. Class A	755,868	831
	Phibro Animal Health Corp. Class A	59,438	829
*	MacroGenics Inc.	177,174	826
*	HilleVax Inc.	61,888	826
*	Savara Inc.	222,228	804
*	PMV Pharmaceuticals Inc.	110,876	801
*	Viemed Healthcare Inc.	99,601	788
*	KalVista Pharmaceuticals Inc.	72,105	782
*	Olema Pharmaceuticals Inc.	76,599	777
		Shares	Market Value• ($000)
*	Edgewise Therapeutics Inc.	122,122	763
*	Accuray Inc.	266,259	759
*	Intercept Pharmaceuticals Inc.	69,997	758
*	EyePoint Pharmaceuticals Inc.	76,208	755
*	Arbutus Biopharma Corp.	370,326	752
*	Atea Pharmaceuticals Inc.	223,737	752
*	Anika Therapeutics Inc.	41,828	747
*	Axogen Inc.	118,990	745
*	2seventy bio Inc.	143,379	744
*	WaVe Life Sciences Ltd.	168,812	734
*,1	Invitae Corp.	764,476	706
*,1	Butterfly Network Inc.	398,146	705
*	Cullinan Oncology Inc.	67,951	703
*	Nuvation Bio Inc.	415,657	682
*,1	Quipt Home Medical Corp.	115,213	681
*	Computer Programs and Systems Inc.	41,608	677
*	Emergent BioSolutions Inc.	144,364	677
*	Precigen Inc.	385,595	675
*	Humacyte Inc.	175,740	673
*,1	Quantum-Si Inc.	286,604	671
*	Astria Therapeutics Inc.	72,894	649
*	Terns Pharmaceuticals Inc.	122,344	645
*,1	scPharmaceuticals Inc.	82,231	632
*,1	Tyra Biosciences Inc.	40,880	623
*	Generation Bio Co.	129,248	618
*	Icosavax Inc.	78,636	609
*	Fate Therapeutics Inc.	241,849	607
*	Compass Therapeutics Inc.	260,500	607
	SIGA Technologies Inc.	131,488	604
*,1	Omeros Corp.	173,775	601
*	Erasca Inc.	230,288	596
*	MeiraGTx Holdings plc	93,084	585
*	Ovid therapeutics Inc.	170,207	573
*	Organogenesis Holdings Inc.	200,461	561
*	Rigel Pharmaceuticals Inc.	488,402	557
*	CVRx Inc.	31,778	551
*	Allakos Inc.	189,780	547
*	Janux Therapeutics Inc.	49,403	543
*	Cutera Inc.	47,530	541
*,1	Summit Therapeutics Inc. (XNMS)	330,786	536
*	Y-mAbs Therapeutics Inc.	104,972	532
*,1	InfuSystem Holdings Inc.	51,798	532
[1]	Carisma Therapeutics Inc.	76,092	527
*	Immuneering Corp. Class A	57,886	522
*	CorMedix Inc.	127,350	518
*	Monte Rosa Therapeutics Inc.	87,015	511
*	Mineralys Therapeutics Inc.	39,814	511
*	Tenaya Therapeutics Inc.	131,236	508
*,1	ImmunityBio Inc.	314,649	507
*	Scholar Rock Holding Corp.	80,943	506
*	Zevra Therapeutics Inc.	98,992	502
*	Eagle Pharmaceuticals Inc.	29,498	500
*	Harvard Bioscience Inc.	111,669	492

18

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	ARS Pharmaceuticals Inc.	69,196	491
*	Lineage Cell Therapeutics Inc.	368,344	486
*,1	Heron Therapeutics Inc.	294,571	483
*	CareMax Inc.	214,500	478
*	Inozyme Pharma Inc.	96,657	474
*	Celcuity Inc.	49,248	469
*,1	PDS Biotechnology Corp.	79,802	468
*	Rallybio Corp.	87,226	464
*	Nautilus Biotechnology Inc.	143,171	462
*	Gritstone bio Inc.	250,544	456
*,1	Aerovate Therapeutics Inc.	28,727	456
*	Lexicon Pharmaceuticals Inc.	264,396	455
*	X4 Pharmaceuticals Inc.	351,475	450
*	908 Devices Inc.	62,531	450
*,1	Actinium Pharmaceuticals Inc.	74,283	446
*	Stoke Therapeutics Inc.	78,745	443
*	Seer Inc.	167,294	440
*,1	Foghorn Therapeutics Inc.	57,994	439
*	Tela Bio Inc.	45,361	438
*,1	Zynex Inc.	56,293	433
*,3	Scilex Holding Co. (Acquired 1/6/23, Cost $1,735)	165,557	428
*,1	Fennec Pharmaceuticals Inc.	51,761	422
*	Thorne HealthTech Inc.	41,153	417
*	Karyopharm Therapeutics Inc.	323,248	414
*	Inogen Inc.	66,471	413
*	Selecta Biosciences Inc.	331,523	408
*	Poseida Therapeutics Inc.	194,012	405
*	OptimizeRx Corp.	47,429	404
*	Sight Sciences Inc.	61,652	404
*	Sangamo Therapeutics Inc.	412,994	400
*	Atara Biotherapeutics Inc.	272,586	398
*	Sanara Medtech Inc.	10,835	392
*	ClearPoint Neuro Inc.	65,403	380
*	Joint Corp.	40,594	377
*	Semler Scientific Inc.	14,283	377
*,1	Allovir Inc.	119,580	374
*	Merrimack Pharmaceuticals Inc.	29,837	364
*	Annexon Inc.	130,272	358
*	Altimmune Inc.	141,077	357
*	NanoString Technologies Inc.	134,910	345
*	Cara Therapeutics Inc.	133,911	344
*	Third Harmonic Bio Inc.	55,553	337
*	Codexis Inc.	190,279	331
*,1	Citius Pharmaceuticals Inc.	350,803	320
*	Mersana Therapeutics Inc.	286,390	318
*	BioAtla Inc.	126,261	317
*,1	Protalix BioTherapeutics Inc.	160,371	303
*	Kezar Life Sciences Inc.	203,669	303
*	Innovage Holding Corp.	54,001	296
*	Aadi Bioscience Inc.	46,895	295
*	XOMA Corp.	20,904	293
*	Acrivon Therapeutics Inc.	24,440	286
*	Ikena Oncology Inc.	60,710	282
*,1	Nuvectis Pharma Inc.	19,494	279
*	Vigil Neuroscience Inc.	45,914	277
		Shares	Market Value• ($000)
*	Larimar Therapeutics Inc.	73,166	272
*,1	Verrica Pharmaceuticals Inc.	59,612	271
*	Akoya Biosciences Inc.	51,844	270
*	Vor BioPharma Inc.	107,573	269
*	Cue Biopharma Inc.	98,635	267
*,1	AirSculpt Technologies Inc.	34,797	267
*	ALX Oncology Holdings Inc.	61,722	263
*,1	Trevi Therapeutics Inc.	118,827	263
*	KORU Medical Systems Inc.	99,813	262
*	Longboard Pharmaceuticals Inc.	44,421	257
*,1	Omega Therapeutics Inc.	69,527	255
*	FibroGen Inc.	259,470	249
*	Optinose Inc.	208,123	248
*,1	Vaxxinity Inc. Class A	121,693	246
*	IGM Biosciences Inc.	34,007	243
*	NGM Biopharmaceuticals Inc.	126,189	238
*	Design Therapeutics Inc.	93,523	232
*	P3 Health Partners Inc.	113,446	225
*	Beyond Air Inc.	72,923	222
*,1	Pulse Biosciences Inc.	46,146	217
*	Aveanna Healthcare Holdings Inc.	147,575	213
*,1	Cano Health Inc.	681,874	211
*,1	Bioxcel Therapeutics Inc.	54,714	207
*	Kodiak Sciences Inc.	92,606	204
*	Biote Corp. Class A	39,951	197
*	Genelux Corp.	7,870	190
*	Vicarious Surgical Inc.	199,964	185
*,1	Theseus Pharmaceuticals Inc.	57,756	181
*	PepGen Inc.	28,685	181
*	Graphite Bio Inc.	79,954	177
*,1	Adicet Bio Inc.	86,705	173
*	Reneo Pharmaceuticals Inc.	27,688	167
*	Century Therapeutics Inc.	66,835	166
*	Eyenovia Inc.	79,400	150
*	Nkarta Inc.	86,278	148
*,1	Zura Bio Ltd.	21,584	148
*,1	Ocean Biomedical Inc.	24,793	112
*	Prelude Therapeutics Inc.	28,319	106
*,1	Outlook Therapeutics Inc.	442,680	101
*,1	Bright Green Corp.	172,241	80
*	Orchestra BioMed Holdings Inc.	11,907	74
*	Rain Oncology Inc.	48,473	51
*	Sagimet Biosciences Inc. Class A	3,628	44
*	Apogee Therapeutics Inc.	1,939	44
*	Turnstone Biologics Corp.	3,779	41
*,1	BioVie Inc.	9,536	30
*,1,2	Tobira Therapeutics Inc. CVR	6,227	28
*,2	PDL BioPharma Inc.	712	1
*,2	Achillion Pharmaceuticals Inc.	1,085	1
*,2	Synergy Pharmaceuticals LLC	224,815	—
*,2	Flexion Therape CVR	111	—
*,2	OmniAb Inc. 12.5 Earnout	14,203	—
*,2	OmniAb Inc. 15 Earnout	14,203	—
*	ATI Physical Therapy Inc.	5	—

19

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Vistagen Therapeutics Inc.	1	—
			1,032,021
Industrials (18.4%)
*	Chart Industries Inc.	121,910	22,014
	Simpson Manufacturing Co. Inc.	123,895	19,793
	Comfort Systems USA Inc.	102,207	18,864
*	Atkore Inc.	114,356	17,607
	Applied Industrial Technologies Inc.	111,411	17,198
*	API Group Corp.	603,908	17,000
*	ATI Inc.	372,288	16,876
	Watts Water Technologies Inc. Class A	78,943	14,902
*	Fluor Corp.	411,974	14,415
	Maximus Inc.	175,499	14,184
	Badger Meter Inc.	84,934	14,106
*	ExlService Holdings Inc.	466,887	13,647
	Triton International Ltd.	157,187	13,190
	Exponent Inc.	146,197	13,137
*	Summit Materials Inc. Class A	344,848	12,901
	Franklin Electric Co. Inc.	133,376	12,899
	Zurn Elkay Water Solutions Corp.	427,346	12,658
	EnerSys	119,186	12,512
*	Beacon Roofing Supply Inc.	155,774	12,439
	AAON Inc.	195,621	12,336
	GATX Corp.	102,459	12,104
*,1	TriNet Group Inc.	108,725	12,061
	Terex Corp.	194,115	11,765
	Belden Inc.	122,735	11,525
*	ASGN Inc.	139,298	11,445
	HB Fuller Co.	156,237	11,332
	Insperity Inc.	105,212	10,661
	FTAI Aviation Ltd.	287,493	10,626
	Herc Holdings Inc.	81,567	10,615
	Federal Signal Corp.	173,092	10,550
*	AMN Healthcare Services Inc.	117,161	10,355
*	StoneCo. Ltd. Class A	840,951	10,310
	Brink's Co.	133,316	10,107
	John Bean Technologies Corp.	91,875	10,098
*	SPX Technologies Inc.	127,391	10,066
	Installed Building Products Inc.	68,459	9,908
	Otter Tail Corp.	119,265	9,824
	Hillenbrand Inc.	199,246	9,651
*	Flywire Corp.	277,272	9,588
	Moog Inc. Class A	81,896	9,513
	Matson Inc.	102,795	9,034
*	Itron Inc.	131,417	8,990
*	O-I Glass Inc.	448,105	8,899
*	Alight Inc. Class A	1,148,779	8,777
*	Marqeta Inc. Class A	1,414,776	8,701
	ABM Industries Inc.	191,299	8,689
	Albany International Corp. Class A	90,398	8,382
*	Bloom Energy Corp. Class A	556,258	8,338
*	GMS Inc.	120,090	8,327
*	Dycom Industries Inc.	82,681	8,262
	EnPro Industries Inc.	60,554	8,259
	CSW Industrials Inc.	44,540	8,001
		Shares	Market Value• ($000)
	Encore Wire Corp.	48,305	7,961
	ESCO Technologies Inc.	73,862	7,904
*	CBIZ Inc.	138,458	7,769
	Korn Ferry	150,773	7,686
	Scorpio Tankers Inc.	151,998	7,677
	UniFirst Corp.	43,281	7,623
	Werner Enterprises Inc.	182,963	7,613
*	ACI Worldwide Inc.	312,962	7,599
*	Knife River Corp.	146,933	7,561
	EVERTEC Inc.	188,855	7,473
	Kadant Inc.	33,729	7,412
*	Hub Group Inc. Class A	94,893	7,405
	ArcBest Corp.	69,619	7,351
	ICF International Inc.	54,039	7,298
	McGrath RentCorp.	71,267	7,205
*	Verra Mobility Corp.	403,440	7,177
*	Sterling Infrastructure Inc.	86,474	7,157
*	Resideo Technologies Inc.	422,575	7,125
*	Modine Manufacturing Co.	148,542	7,069
*	AeroVironment Inc.	72,388	7,024
*	MYR Group Inc.	47,444	6,740
*	Gibraltar Industries Inc.	89,544	6,718
*	Masonite International Corp.	64,187	6,593
	Veritiv Corp.	37,812	6,365
	Mueller Water Products Inc. Class A	447,998	6,326
*	OSI Systems Inc.	45,788	6,243
	Kennametal Inc.	233,455	6,180
*	AAR Corp.	99,712	6,142
*	Remitly Global Inc.	243,698	6,129
*	RXO Inc.	335,458	6,065
*,1	Joby Aviation Inc.	805,662	6,002
	Trinity Industries Inc.	234,624	5,882
*	Kratos Defense & Security Solutions Inc.	362,254	5,829
	Barnes Group Inc.	141,432	5,558
*	Huron Consulting Group Inc.	55,007	5,498
	Helios Technologies Inc.	94,731	5,483
	Bread Financial Holdings Inc.	145,723	5,476
*,1	Enovix Corp.	395,723	5,453
	Primoris Services Corp.	153,417	5,426
	Forward Air Corp.	75,551	5,351
	Griffon Corp.	126,924	5,314
	Granite Construction Inc.	127,456	5,263
	Standex International Corp.	34,085	5,236
	Greif Inc. Class A	71,848	5,215
	Patrick Industries Inc.	61,666	5,158
*	PagSeguro Digital Ltd. Class A	573,031	5,146
*,1	Rocket Lab USA Inc.	806,690	5,090
	International Seaways Inc.	117,352	5,043
	Alamo Group Inc.	29,173	5,008
*	Mirion Technologies Inc.	578,807	4,943
	Textainer Group Holdings Ltd.	124,635	4,939
*	Masterbrand Inc.	374,951	4,803
*	Payoneer Global Inc.	766,304	4,743
*	PGT Innovations Inc.	168,003	4,736
*	Hillman Solutions Corp.	499,748	4,523
*	AvidXchange Holdings Inc.	432,193	4,443
	Tennant Co.	53,385	4,401

20

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Energy Recovery Inc.	161,132	4,380
*	Vicor Corp.	64,110	4,345
	Enerpac Tool Group Corp.	165,528	4,337
	H&E Equipment Services Inc.	92,655	4,199
*	Construction Partners Inc. Class A	116,042	4,032
*	NV5 Global Inc.	39,164	3,986
	Lindsay Corp.	31,874	3,956
	Greenbrier Cos. Inc.	90,889	3,868
	SFL Corp. Ltd.	332,146	3,753
*	American Woodmark Corp.	47,985	3,727
*	JELD-WEN Holding Inc.	245,202	3,698
	DHT Holdings Inc.	395,458	3,658
	Astec Industries Inc.	65,830	3,609
*	CoreCivic Inc.	328,028	3,530
*	Donnelley Financial Solutions Inc.	71,400	3,518
	AZZ Inc.	71,633	3,517
	Marten Transport Ltd.	167,434	3,516
*	Air Transport Services Group Inc.	162,570	3,505
	Kforce Inc.	55,828	3,498
*	LegalZoom.Com Inc.	299,848	3,421
*	Cimpress plc	51,408	3,321
	Apogee Enterprises Inc.	63,819	3,220
	TriMas Corp.	119,830	3,140
*	Montrose Environmental Group Inc.	80,673	3,101
	Wabash National Corp.	137,027	3,090
	Columbus McKinnon Corp.	81,575	3,073
*,1	Archer Aviation Inc. Class A	439,063	3,060
*	ZipRecruiter Inc. Class A	201,103	3,055
*,1	PureCycle Technologies Inc.	335,379	2,995
*	CIRCOR International Inc.	52,529	2,925
*	Janus International Group Inc.	245,584	2,812
	Teekay Tankers Ltd. Class A	69,091	2,811
*	Aurora Innovation Inc.	879,868	2,789
	Chase Corp.	21,922	2,773
*	Thermon Group Holdings Inc.	96,952	2,664
[1]	Flex LNG Ltd.	86,177	2,609
[1]	Golden Ocean Group Ltd.	356,161	2,604
	Quanex Building Products Corp.	95,650	2,581
*	Cross Country Healthcare Inc.	99,645	2,567
	Deluxe Corp.	126,022	2,548
*	Leonardo DRS Inc.	145,201	2,486
	Dorian LPG Ltd.	92,780	2,394
	Nordic American Tankers Ltd.	594,265	2,324
*	Evolv Technologies Holdings Inc.	324,469	2,268
	Napco Security Technologies Inc.	91,356	2,264
*	BlueLinx Holdings Inc.	25,186	2,248
*	Proto Labs Inc.	75,922	2,240
	Powell Industries Inc.	26,374	2,215
	First Advantage Corp.	158,439	2,210
*	SP Plus Corp.	56,289	2,205
*	Transcat Inc.	21,280	2,170
		Shares	Market Value• ($000)
*	Repay Holdings Corp.	233,961	2,157
	CRA International Inc.	19,674	2,137
	Mesa Laboratories Inc.	14,830	2,126
	Gorman-Rupp Co.	65,927	2,119
	Heartland Express Inc.	134,878	2,035
*,1	Nikola Corp.	1,712,335	2,021
*	Green Dot Corp. Class A	133,693	1,984
	Myers Industries Inc.	105,284	1,980
	Douglas Dynamics Inc.	64,966	1,966
*	Titan International Inc.	151,116	1,903
	Insteel Industries Inc.	54,083	1,879
	Barrett Business Services Inc.	19,229	1,840
*	Titan Machinery Inc.	59,299	1,839
*,1	Virgin Galactic Holdings Inc.	726,141	1,830
	Kaman Corp.	81,107	1,819
*	IES Holdings Inc.	23,616	1,771
	Kelly Services Inc. Class A	95,104	1,758
*	Triumph Group Inc.	185,983	1,750
	VSE Corp.	30,799	1,748
*	CryoPort Inc.	123,635	1,743
[1]	Eagle Bulk Shipping Inc.	39,352	1,722
*	Manitowoc Co. Inc.	100,563	1,702
*	Great Lakes Dredge & Dock Corp.	189,230	1,671
*	V2X Inc.	33,218	1,671
	TTEC Holdings Inc.	56,074	1,669
	Pitney Bowes Inc.	505,952	1,665
	Genco Shipping & Trading Ltd.	121,355	1,659
	Ennis Inc.	73,491	1,565
*	Conduent Inc.	496,426	1,559
	Shyft Group Inc.	99,380	1,558
	Argan Inc.	36,605	1,555
*	International Money Express Inc.	89,095	1,541
*	I3 Verticals Inc. Class A	65,080	1,539
*	Hudson Technologies Inc.	126,923	1,531
	Heidrick & Struggles International Inc.	57,274	1,517
	Cass Information Systems Inc.	39,535	1,516
*	Franklin Covey Co.	35,229	1,503
	Cadre Holdings Inc.	56,090	1,482
*	DXP Enterprises Inc.	41,643	1,481
*	Ducommun Inc.	32,490	1,477
[1]	Ardmore Shipping Corp.	118,500	1,474
*,1	Desktop Metal Inc. Class A	808,469	1,455
	Resources Connection Inc.	93,681	1,453
	Costamare Inc.	139,891	1,442
*	Target Hospitality Corp.	90,469	1,438
	Hyster-Yale Materials Handling Inc.	31,428	1,435
	Allient Inc.	40,054	1,363
*	TrueBlue Inc.	87,895	1,330
*	Astronics Corp.	75,232	1,319
*	Cantaloupe Inc.	165,964	1,314
*	Vishay Precision Group Inc.	35,874	1,292
	Miller Industries Inc.	32,195	1,288
	United States Lime & Minerals Inc.	5,929	1,284
	REV Group Inc.	91,612	1,244
*	Teekay Corp.	192,913	1,237
*	Paysafe Ltd.	93,937	1,231

21

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Preformed Line Products Co.	7,200	1,220
	Covenant Logistics Group Inc.	24,665	1,213
	LSI Industries Inc.	76,056	1,198
*	CECO Environmental Corp.	86,047	1,186
	National Presto Industries Inc.	14,931	1,118
*	Blue Bird Corp.	50,963	1,114
*	Custom Truck One Source Inc.	165,604	1,111
*	Aersale Corp.	74,499	1,103
*	Tutor Perini Corp.	123,186	1,095
	Greif Inc. Class B	14,639	1,091
	Trinseo plc	101,428	1,068
*	Forrester Research Inc.	34,017	1,042
*,1	Eos Energy Enterprises Inc.	311,923	1,014
	FTAI Infrastructure Inc.	287,378	1,000
*	BrightView Holdings Inc.	120,486	998
*	Limbach Holdings Inc.	26,733	966
	Pactiv Evergreen Inc.	116,981	962
	Luxfer Holdings plc	79,873	961
*	Sterling Check Corp.	68,570	956
*	FARO Technologies Inc.	58,297	925
*	Aspen Aerogels Inc.	149,070	908
*	Babcock & Wilcox Enterprises Inc.	172,157	904
*	Bowman Consulting Group Ltd.	29,234	863
*	Commercial Vehicle Group Inc.	93,623	862
*	Willdan Group Inc.	34,966	844
*	Ranpak Holdings Corp.	123,749	783
	Park Aerospace Corp.	56,146	765
	Eneti Inc.	70,450	764
*	Overseas Shipholding Group Inc. Class A	168,784	743
*	Radiant Logistics Inc.	107,915	728
*	Advantage Solutions Inc.	252,725	708
*	Distribution Solutions Group Inc.	12,994	670
*,1	Microvast Holdings Inc.	299,952	669
[1]	Safe Bulkers Inc.	207,056	665
*	Luna Innovations Inc.	91,684	632
*	Global Business Travel Group I	92,155	622
*	Daseke Inc.	115,579	613
*	CS Disco Inc.	64,506	613
*	IBEX Holdings Ltd.	31,273	612
*	Core Molding Technologies Inc.	22,102	599
*	TuSimple Holdings Inc. Class A	471,436	589
[1]	Pangaea Logistics Solutions Ltd.	104,025	587
*	Concrete Pumping Holdings Inc.	74,039	565
*	Iteris Inc.	121,969	560
*	SoundThinking Inc.	25,545	548
	Universal Logistics Holdings Inc.	19,925	540
*,1	Blade Air Mobility Inc.	166,714	532
	Kronos Worldwide Inc.	63,033	529
	Information Services Group Inc.	100,185	521
*	Hyliion Holdings Corp.	421,305	514
		Shares	Market Value• ($000)
*	DHI Group Inc.	130,952	494
*,1	Danimer Scientific Inc.	250,451	488
*	Atlanticus Holdings Corp.	13,267	463
*,1	BlackSky Technology Inc.	337,459	459
*	Quad/Graphics Inc.	88,764	454
*	Performant Financial Corp.	192,109	451
	Park-Ohio Holdings Corp.	24,027	450
*,1	Tingo Group Inc.	348,645	450
*	Hireright Holdings Corp.	42,816	448
*	Gencor Industries Inc.	30,045	429
*	Acacia Research Corp.	108,448	413
*	PAM Transportation Services Inc.	17,627	406
	Karat Packaging Inc.	16,226	404
*,1	Velo3D Inc.	254,058	401
*,1	Himalaya Shipping Ltd.	77,990	387
*,1	Eve Holding Inc.	51,483	380
*,1	Workhorse Group Inc.	473,487	373
*	Mayville Engineering Co. Inc.	31,579	371
*	EVI Industries Inc.	13,579	359
*	Willis Lease Finance Corp.	8,054	343
*	Mistras Group Inc.	59,464	318
*	Skillsoft Corp.	228,525	299
*,1	Terran Orbital Corp.	243,269	297
*,1	CompoSecure Inc.	46,948	295
	Hirequest Inc.	15,262	290
*	SKYX Platforms Corp.	162,296	284
*	374Water Inc.	169,085	254
*,1	CPI Card Group Inc.	12,099	250
*	Paysign Inc.	93,200	210
*	INNOVATE Corp.	131,079	210
*	Priority Technology Holdings Inc.	51,711	192
*	Atmus Filtration Technologies Inc.	3,705	85
*,1	Ispire Technology Inc.	7,769	77
*,1	Amprius Technologies Inc.	15,310	75
*,1	Dragonfly Energy Holdings Corp.	43,451	75
*,1	Southland Holdings Inc.	10,731	73
*,1	Redwire Corp.	22,423	72
			1,273,567
Other (0.0%)[4]
*,2	Aduro Biotech Inc. CVR	17,431	3
*,2	GTX Inc. CVR	846	1
*,2	Chinook Therapeutics Inc. CVR	704	—
			4
Real Estate (6.3%)
	Terreno Realty Corp.	236,067	14,374
	Kite Realty Group Trust	628,919	14,195
	Ryman Hospitality Properties Inc.	166,728	14,177
	Phillips Edison & Co. Inc.	340,489	11,529
	Independence Realty Trust Inc.	652,083	10,975
	PotlatchDeltic Corp.	228,406	10,794
	Essential Properties Realty Trust Inc.	429,666	10,321
	Physicians Realty Trust	687,276	9,560
	Apple Hospitality REIT Inc.	622,721	9,353
	Broadstone Net Lease Inc.	543,068	8,781

22

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Corporate Office Properties Trust	325,252	8,418
	Sabra Health Care REIT Inc.	667,832	8,368
	LXP Industrial Trust	835,799	8,208
	DigitalBridge Group Inc.	467,182	8,138
[1]	SL Green Realty Corp.	190,576	7,482
	SITE Centers Corp.	549,884	7,341
	Macerich Co.	625,389	7,311
	Innovative Industrial Properties Inc.	80,616	7,036
	Tanger Factory Outlet Centers Inc.	294,789	6,854
	Douglas Emmett Inc.	491,302	6,716
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	299,154	6,692
	Four Corners Property Trust Inc.	250,171	6,294
	National Health Investors Inc.	120,535	6,163
	St. Joe Co.	99,536	6,145
*,1	Opendoor Technologies Inc.	1,573,065	6,135
	CareTrust REIT Inc.	289,410	5,832
	Equity Commonwealth	303,270	5,771
	Kennedy-Wilson Holdings Inc.	344,914	5,508
	Urban Edge Properties	332,418	5,438
	Sunstone Hotel Investors Inc.	602,358	5,409
	Pebblebrook Hotel Trust	351,408	5,085
	JBG SMITH Properties	322,272	5,053
	DiamondRock Hospitality Co.	607,251	4,894
	Outfront Media Inc.	426,573	4,842
	Retail Opportunity Investments Corp.	355,494	4,785
	InvenTrust Properties Corp.	196,728	4,704
	RLJ Lodging Trust	459,984	4,595
*	Cushman & Wakefield plc	481,339	4,424
*	Veris Residential Inc.	227,956	4,242
	Acadia Realty Trust	270,436	4,027
	Service Properties Trust	477,159	3,941
	LTC Properties Inc.	118,662	3,899
	Elme Communities	253,196	3,894
	Getty Realty Corp.	129,661	3,892
	eXp World Holdings Inc.	199,387	3,832
	Xenia Hotels & Resorts Inc.	321,558	3,794
	Alexander & Baldwin Inc.	208,991	3,764
	Uniti Group Inc.	688,241	3,696
*	Radius Global Infrastructure Inc. Class A (XNMS)	244,669	3,650
	Easterly Government Properties Inc.	266,863	3,568
	Global Net Lease Inc.	302,206	3,430
	Empire State Realty Trust Inc. Class A	381,619	3,332
	Apartment Investment and Management Co. Class A	427,832	3,256
*	Compass Inc. Class A	863,058	3,107
	American Assets Trust Inc.	140,395	3,006
		Shares	Market Value• ($000)
	NETSTREIT Corp.	177,189	3,000
	Necessity Retail REIT Inc.	390,406	2,928
*	Redfin Corp.	307,133	2,924
	Plymouth Industrial REIT Inc.	123,536	2,830
	Centerspace	43,703	2,829
	RPT Realty	247,187	2,803
	Newmark Group Inc. Class A	389,533	2,762
	Paramount Group Inc.	536,591	2,758
	Hudson Pacific Properties Inc.	397,720	2,708
*	GEO Group Inc.	344,697	2,496
	Brandywine Realty Trust	490,575	2,453
	Piedmont Office Realty Trust Inc. Class A	355,500	2,442
	NexPoint Residential Trust Inc.	64,915	2,438
	Community Healthcare Trust Inc.	73,386	2,436
	UMH Properties Inc.	158,248	2,366
	Marcus & Millichap Inc.	69,394	2,311
	Armada Hoffler Properties Inc.	193,793	2,207
*	Anywhere Real Estate Inc.	310,160	2,035
	Diversified Healthcare Trust	687,816	1,867
	Safehold Inc.	85,890	1,828
	Summit Hotel Properties Inc.	302,186	1,756
	Universal Health Realty Income Trust	37,069	1,729
	Global Medical REIT Inc.	175,859	1,702
	CBL & Associates Properties Inc.	77,583	1,659
[1]	Farmland Partners Inc.	145,894	1,619
[1]	Peakstone Realty Trust	80,266	1,577
	Ares Commercial Real Estate Corp.	150,605	1,559
	Gladstone Commercial Corp.	116,139	1,527
	Gladstone Land Corp.	96,751	1,522
*	Forestar Group Inc.	52,858	1,507
	Whitestone REIT	140,503	1,405
	Chatham Lodging Trust	139,515	1,364
	Saul Centers Inc.	33,699	1,266
	Alexander's Inc.	6,179	1,185
	RMR Group Inc. Class A	44,652	1,129
	CTO Realty Growth Inc.	63,726	1,123
*	FRP Holdings Inc.	19,101	1,088
	Office Properties Income Trust	140,875	1,042
*	Tejon Ranch Co.	61,530	1,026
	Orion Office REIT Inc.	166,927	973
	One Liberty Properties Inc.	46,413	912
	Hersha Hospitality Trust Class A	91,133	895
	RE/MAX Holdings Inc. Class A	49,925	809
	Postal Realty Trust Inc. Class A	53,784	776
	Alpine Income Property Trust Inc.	37,144	646
	BRT Apartments Corp.	33,992	634
	Douglas Elliman Inc.	231,277	581
	City Office REIT Inc.	111,376	561

23

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Braemar Hotels & Resorts Inc.	187,262	509
*	Star Holdings	36,901	503
	Stratus Properties Inc.	16,016	443
*	Maui Land & Pineapple Co. Inc.	21,531	297
	Clipper Realty Inc.	38,477	237
*	Transcontinental Realty Investors Inc.	5,354	184
*	American Realty Investors Inc.	4,201	84
			436,280
Technology (12.5%)
*	Super Micro Computer Inc.	133,917	36,838
*	SPS Commerce Inc.	105,946	19,720
*	Onto Innovation Inc.	141,388	19,650
*	Axcelis Technologies Inc.	94,084	18,078
*	Rambus Inc.	314,787	17,776
*	Novanta Inc.	103,405	17,267
*	Fabrinet	106,294	17,089
*	Qualys Inc.	107,377	16,713
*	Workiva Inc.	141,198	15,793
*	Tenable Holdings Inc.	329,743	14,960
	Power Integrations Inc.	163,928	13,773
*	MACOM Technology Solutions Holdings Inc.	156,925	13,270
*	Insight Enterprises Inc.	82,836	13,261
	Advanced Energy Industries Inc.	108,672	12,831
*	Silicon Laboratories Inc.	91,694	12,366
*,1	MicroStrategy Inc. Class A	31,916	11,411
*	Box Inc. Class A	406,770	10,771
*	Appfolio Inc. Class A	55,478	10,694
*	Diodes Inc.	130,416	10,675
*	Altair Engineering Inc. Class A	155,169	10,316
*	Freshworks Inc. Class A	467,494	10,224
	Vishay Intertechnology Inc.	372,398	10,219
*	Varonis Systems Inc.	313,651	10,015
*	Synaptics Inc.	114,006	9,980
*	Blackline Inc.	162,647	9,769
*	Blackbaud Inc.	125,811	9,575
*	Sanmina Corp.	166,569	9,278
*	Ziff Davis Inc.	135,857	9,055
*	CommVault Systems Inc.	128,968	8,810
*	Rapid7 Inc.	173,074	8,721
*	Yelp Inc.	194,352	8,328
	Kulicke & Soffa Industries Inc.	160,412	8,298
	Amkor Technology Inc.	295,507	8,262
*	Fastly Inc. Class A	342,528	8,149
*	Alarm.com Holdings Inc.	138,200	8,094
*	Plexus Corp.	79,192	8,042
*,1	IonQ Inc.	464,338	7,982
*	Envestnet Inc.	144,546	7,897
*	FormFactor Inc.	222,681	7,865
	Progress Software Corp.	125,762	7,651
*	Sprout Social Inc. Class A	138,066	7,392
*	Rogers Corp.	49,972	7,221
*	Parsons Corp.	119,182	6,796
*	Sitime Corp.	49,640	6,587
*	Ambarella Inc.	105,359	6,548
*	PagerDuty Inc.	246,606	6,353
*	Perficient Inc.	99,043	6,318
		Shares	Market Value• ($000)
*	LiveRamp Holdings Inc.	184,341	5,962
*	Verint Systems Inc.	182,584	5,914
*	Schrodinger Inc.	157,424	5,807
*	Appian Corp. Class A	118,735	5,782
*	Q2 Holdings Inc.	164,688	5,667
*	NetScout Systems Inc.	196,848	5,636
*	Upwork Inc.	357,737	5,298
	Xerox Holdings Corp.	331,832	5,273
*,1	C3.ai Inc. Class A	169,018	5,243
	Clear Secure Inc. Class A	240,895	5,237
*	Cargurus Inc.	281,912	5,105
*	ePlus Inc.	76,816	5,099
*	MaxLinear Inc.	215,161	5,056
*	Cohu Inc.	134,940	5,045
*,1	DigitalOcean Holdings Inc.	183,245	4,957
*	Asana Inc. Class A	229,958	4,942
*	Bumble Inc. Class A	293,140	4,919
	CSG Systems International Inc.	90,059	4,891
*	Semtech Corp.	184,813	4,833
*	Credo Technology Group Holding Ltd.	282,014	4,642
*	PROS Holdings Inc.	129,212	4,634
*	Braze Inc. Class A	99,480	4,602
*	Ultra Clean Holdings Inc.	128,583	4,521
*	Impinj Inc.	66,447	4,423
*	TTM Technologies Inc.	295,870	4,408
*	Veeco Instruments Inc.	147,048	4,292
*	Photronics Inc.	176,557	4,195
*	Veradigm Inc.	312,059	4,175
*	Agilysys Inc.	57,774	4,076
	CTS Corp.	90,372	4,035
*	Squarespace Inc. Class A	128,761	3,882
*	Aehr Test Systems	74,618	3,806
*	Sprinklr Inc. Class A	251,492	3,805
*	SMART Global Holdings Inc.	139,499	3,603
*	Jamf Holding Corp.	201,520	3,398
*,1	PAR Technology Corp.	77,046	3,350
	Methode Electronics Inc.	102,055	3,291
*	Zuora Inc. Class A	358,007	3,261
*	PDF Solutions Inc.	88,297	3,209
*	Magnite Inc.	385,539	3,181
*	Zeta Global Holdings Corp. Class A	388,159	3,156
	Adeia Inc.	308,938	3,108
*	AvePoint Inc.	443,713	3,079
*	Cerence Inc.	116,600	3,043
	A10 Networks Inc.	203,951	3,037
*	Ichor Holdings Ltd.	82,448	3,020
	Shutterstock Inc.	71,189	2,998
*	Everbridge Inc.	117,782	2,922
*	Model N Inc.	107,708	2,908
*	E2open Parent Holdings Inc.	573,970	2,772
*	Yext Inc.	309,501	2,711
*	N-Able Inc.	202,273	2,704
*	indie Semiconductor Inc. Class A	398,532	2,670
	Sapiens International Corp. NV	88,839	2,655
	Benchmark Electronics Inc.	102,340	2,634
*	Avid Technology Inc.	98,448	2,625
*	Navitas Semiconductor Corp.	293,384	2,591

24

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	EngageSmart Inc.	139,769	2,475
*	Digital Turbine Inc.	274,334	2,444
*	ACM Research Inc. Class A	138,637	2,434
*	ScanSource Inc.	72,469	2,376
*	3D Systems Corp.	366,754	2,314
*	Amplitude Inc. Class A	194,832	2,276
*	Eventbrite Inc. Class A	222,423	2,253
*	TechTarget Inc.	75,054	2,158
*	Alpha & Omega Semiconductor Ltd.	66,683	2,104
*	Kimball Electronics Inc.	69,007	2,083
*	BigCommerce Holdings Inc. Series 1	193,435	2,050
	Simulations Plus Inc.	45,645	2,031
*	Alkami Technology Inc.	113,875	1,984
*	Matterport Inc.	722,541	1,936
*	Olo Inc. Class A	297,784	1,921
*,1	Xometry Inc. Class A	97,928	1,866
*	Grid Dynamics Holdings Inc.	159,875	1,859
*	Consensus Cloud Solutions Inc.	57,537	1,837
*,1	SmartRent Inc.	531,263	1,806
*	Planet Labs PBC	549,760	1,787
	PC Connection Inc.	32,997	1,753
*	Vimeo Inc.	438,675	1,746
*	PubMatic Inc. Class A	124,754	1,734
	Hackett Group Inc.	72,115	1,700
*	Couchbase Inc.	98,197	1,679
*	Intapp Inc.	45,083	1,650
*	SolarWinds Corp.	146,935	1,565
*	CEVA Inc.	67,105	1,558
*	nLight Inc.	127,432	1,454
*	OneSpan Inc.	115,922	1,420
*	Mitek Systems Inc.	123,365	1,378
*	MeridianLink Inc.	75,943	1,345
*,1	Digimarc Corp.	41,030	1,343
*	Thoughtworks Holding Inc.	267,687	1,330
*,1	MicroVision Inc.	511,140	1,288
	Ebix Inc.	76,564	1,279
*	Definitive Healthcare Corp.	130,526	1,227
	NVE Corp.	13,858	1,226
*,1	Applied Digital Corp.	195,935	1,183
*	Cleanspark Inc.	219,554	1,082
	American Software Inc. Class A	92,618	1,068
*,1	SoundHound AI Inc. Class A	406,591	1,025
*	Bandwidth Inc. Class A	68,139	979
*	Weave Communications Inc.	94,974	970
*	Innodata Inc.	73,198	952
*	Daktronics Inc.	113,560	949
*	Domo Inc. Class B	88,417	943
*	Nextdoor Holdings Inc.	425,422	923
*	NerdWallet Inc. Class A	99,629	897
*	SEMrush Holdings Inc. Class A	91,353	863
*	Unisys Corp.	194,050	782
*	LivePerson Inc.	181,212	761
*	EverCommerce Inc.	66,656	705
*	Asure Software Inc.	54,037	678
*	Expensify Inc. Class A	157,712	677
*	Tucows Inc. Class A	28,360	671
*,1	NextNav Inc.	154,514	668
		Shares	Market Value• ($000)
*,1	Red Violet Inc.	31,820	654
	ON24 Inc.	93,314	640
	Immersion Corp.	89,423	628
*	Enfusion Inc. Class A	72,868	622
*	TrueCar Inc.	251,680	602
*,1	Grindr Inc.	117,085	602
*	Rackspace Technology Inc.	224,938	562
*	inTEST Corp.	30,651	537
*	Vivid Seats Inc. Class A	72,706	528
*	Mediaalpha Inc. Class A	61,835	519
*,1	Bit Digital Inc.	206,421	485
*	Brightcove Inc.	123,988	477
*	CoreCard Corp.	20,717	440
	Richardson Electronics Ltd.	34,135	430
*	eGain Corp.	61,035	406
*,1	FiscalNote Holdings Inc.	177,744	393
*,1	Cipher Mining Inc.	122,225	390
*,1	Atomera Inc.	60,119	382
*	EverQuote Inc. Class A	59,957	371
*	Rimini Street Inc.	139,292	337
*	SkyWater Technology Inc.	50,250	337
*,1	Terawulf Inc.	143,763	300
*	Viant Technology Inc. Class A	43,726	274
*	Intevac Inc.	72,864	253
*,1	Veritone Inc.	74,805	230
*	Aeva Technologies Inc.	226,769	214
*	Transphorm Inc.	77,128	211
*	LiveVox Holdings Inc.	62,967	203
*	System1 Inc.	70,754	126
*,1	BigBear.ai Holdings Inc.	76,629	126
*	Presto Automation Inc.	9,164	31
*,1	CXApp Inc.	5,638	22
*	ForgeRock Inc. Class A	190	4
			866,550
Telecommunications (1.5%)
*	Extreme Networks Inc.	363,931	9,990
	Cogent Communications Holdings Inc.	125,062	8,827
*	Calix Inc.	170,364	7,924
	InterDigital Inc.	78,168	6,778
*	Viavi Solutions Inc.	644,998	6,740
	Telephone and Data Systems Inc.	285,870	6,143
*	Lumen Technologies Inc.	2,915,103	4,635
*	Liberty Latin America Ltd. Class C	416,440	3,731
*	Harmonic Inc.	317,854	3,395
*	Digi International Inc.	101,476	3,387
	Shenandoah Telecommunications Co.	140,697	3,199
*	Globalstar Inc.	1,998,039	2,877
*	Infinera Corp.	574,237	2,687
*	Gogo Inc.	190,662	2,164
*,1	Lightwave Logic Inc.	330,004	2,082
*	CommScope Holding Co. Inc.	596,852	1,994
	Adtran Holdings Inc.	225,099	1,925
*	Anterix Inc.	53,051	1,755
*	EchoStar Corp. Class A	96,837	1,683
	Bel Fuse Inc. Class B	30,184	1,579
*	Xperi Inc.	123,304	1,455
*,1	fuboTV Inc.	588,399	1,377
*	Clearfield Inc.	37,739	1,327

25

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	WideOpenWest Inc.	149,049	1,207
	ATN International Inc.	31,905	1,144
*	Aviat Networks Inc.	32,180	1,134
*	NETGEAR Inc.	83,139	1,096
*	8x8 Inc.	328,141	1,067
*	IDT Corp. Class B	45,081	1,054
*	Ooma Inc.	69,240	976
*	Liberty Latin America Ltd. Class A	103,426	925
*	Consolidated Communications Holdings Inc.	217,161	858
	Comtech Telecommunications Corp.	79,590	800
*	Ribbon Communications Inc.	250,748	742
	Spok Holdings Inc.	50,733	722
*,1	AST SpaceMobile Inc.	172,981	678
*	Kaltura Inc.	235,950	446
*	Cambium Networks Corp.	34,769	320
*	Akoustis Technologies Inc.	198,123	299
*	KVH Industries Inc.	53,615	284
*	Charge Enterprises Inc.	387,684	211
*	DZS Inc.	64,930	151
			101,768
Utilities (2.9%)
*	Casella Waste Systems Inc. Class A	160,655	12,655
	Portland General Electric Co.	280,166	12,288
	New Jersey Resources Corp.	280,406	11,825
	Ormat Technologies Inc. (XNYS)	154,440	11,728
	ONE Gas Inc.	159,353	11,548
[1]	Brookfield Infrastructure Corp. Class A (XTSE)	284,674	11,060
	Southwest Gas Holdings Inc.	178,465	11,052
	PNM Resources Inc.	247,286	10,957
	Black Hills Corp.	192,293	10,576
	ALLETE Inc.	166,986	9,168
	American States Water Co.	106,937	9,005
	NorthWestern Corp.	173,873	8,763
	Spire Inc.	148,895	8,697
	California Water Service Group	162,126	8,147
	MGE Energy Inc.	105,305	7,627
	Avista Corp.	217,625	7,245
	SJW Group	89,561	5,890
	Chesapeake Utilities Corp.	50,549	5,565
	Northwest Natural Holding Co.	103,474	4,064
*,1	Sunnova Energy International Inc.	290,905	4,046
		Shares	Market Value• ($000)
	Middlesex Water Co.	50,760	3,820
	Unitil Corp.	45,947	2,243
*	Heritage-Crystal Clean Inc.	45,160	2,037
*,1	Li-Cycle Holdings Corp.	397,124	1,763
*	Enviri Corp.	227,634	1,696
	York Water Co.	41,131	1,676
*,1	Altus Power Inc.	185,155	1,196
	Consolidated Water Co. Ltd.	43,606	1,162
	Artesian Resources Corp. Class A	24,036	1,110
	Excelerate Energy Inc. Class A	52,491	976
*,1	NuScale Power Corp.	155,340	927
	Aris Water Solution Inc. Class A	87,075	892
	Genie Energy Ltd. Class B	57,585	882
*,1	Vertex Energy Inc.	196,657	834
*	Pure Cycle Corp.	55,829	614
*	Cadiz Inc.	115,771	464
	RGC Resources Inc.	22,811	412
	Global Water Resources Inc.	32,408	361
			204,971
Total Common Stocks (Cost $7,882,706)			6,896,294
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[5,6]	Vanguard Market Liquidity Fund, 5.384% (Cost $223,031)	2,230,964	223,074
Total Investments (102.7%) (Cost $8,105,737)			7,119,368
Other Assets and Liabilities—Net (-2.7%)			(190,477)
Net Assets (100%)			6,928,891
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $164,678,000.
2	Security value determined using significant unobservable inputs.
3	Restricted securities totaling $428,000, representing 0.0% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $183,512,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

26

Russell 2000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2023	439	41,740	(289)

See accompanying Notes, which are an integral part of the Financial Statements.
27

Russell 2000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,882,706)	6,896,294
Affiliated Issuers (Cost $223,031)	223,074
Total Investments in Securities	7,119,368
Investment in Vanguard	236
Cash Collateral Pledged—Futures Contracts	2,890
Receivables for Investment Securities Sold	12,015
Receivables for Accrued Income	6,747
Receivables for Capital Shares Issued	99
Total Assets	7,141,355
Liabilities
Due to Custodian	7,081
Payables for Investment Securities Purchased	21,154
Collateral for Securities on Loan	183,512
Payables for Capital Shares Redeemed	308
Payables to Vanguard	292
Variation Margin Payable—Futures Contracts	117
Total Liabilities	212,464
Net Assets	6,928,891
1 Includes $164,678,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	8,981,600
Total Distributable Earnings (Loss)	(2,052,709)
Net Assets	6,928,891

ETF Shares—Net Assets
Applicable to 84,625,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,454,865
Net Asset Value Per Share—ETF Shares	$76.28

Institutional Shares—Net Assets
Applicable to 1,624,173 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	474,026
Net Asset Value Per Share—Institutional Shares	$291.86

See accompanying Notes, which are an integral part of the Financial Statements.
28

Russell 2000 Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	97,191
Interest[2]	1,230
Securities Lending—Net	10,555
Total Income	108,976
Expenses
The Vanguard Group—Note B
Investment Advisory Services	148
Management and Administrative—ETF Shares	4,288
Management and Administrative—Institutional Shares	297
Marketing and Distribution—ETF Shares	333
Marketing and Distribution—Institutional Shares	19
Custodian Fees	583
Auditing Fees	28
Shareholders’ Reports—ETF Shares	442
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	3
Other Expenses	25
Total Expenses	6,172
Expenses Paid Indirectly	(26)
Net Expenses	6,146
Net Investment Income	102,830
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(40,647)
Futures Contracts	260
Realized Net Gain (Loss)	(40,387)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	226,217
Futures Contracts	(5)
Change in Unrealized Appreciation (Depreciation)	226,212
Net Increase (Decrease) in Net Assets Resulting from Operations	288,655
1	Dividends are net of foreign withholding taxes of $132,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,149,000, $19,000, less than $1,000, and $24,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $310,191,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Russell 2000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,830	86,559
Realized Net Gain (Loss)	(40,387)	330,884
Change in Unrealized Appreciation (Depreciation)	226,212	(1,857,512)
Net Increase (Decrease) in Net Assets Resulting from Operations	288,655	(1,440,069)
Distributions
ETF Shares	(89,739)	(79,883)
Institutional Shares	(7,681)	(7,288)
Total Distributions	(97,420)	(87,171)
Capital Share Transactions
ETF Shares	1,021,035	439,553
Institutional Shares	(25,904)	(12,117)
Net Increase (Decrease) from Capital Share Transactions	995,131	427,436
Total Increase (Decrease)	1,186,366	(1,099,804)
Net Assets
Beginning of Period	5,742,525	6,842,329
End of Period	6,928,891	5,742,525

See accompanying Notes, which are an integral part of the Financial Statements.
30

Russell 2000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Net Asset Value, Beginning of Period	$74.02	$91.28	$62.69	$59.88	$69.56
Investment Operations
Net Investment Income[2]	1.207	1.030	.865	.810	.797
Net Realized and Unrealized Gain (Loss) on Investments	2.207	(17.254)	28.550	2.815	(9.704)
Total from Investment Operations	3.414	(16.224)	29.415	3.625	(8.907)
Distributions
Dividends from Net Investment Income	(1.154)	(1.036)	(.825)	(.815)	(.773)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.154)	(1.036)	(.825)	(.815)	(.773)
Net Asset Value, End of Period	$76.28	$74.02	$91.28	$62.69	$59.88
Total Return	4.75%	-17.88%	47.15%	6.12%	-12.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,455	$5,255	$6,223	$1,802	$1,464
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.26%	1.02%	1.37%	1.30%
Portfolio Turnover Rate[4]	15%	19%	23%	19%	16%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Russell 2000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$283.22	$349.26	$239.84	$229.03	$266.12
Investment Operations
Net Investment Income[1]	4.671	4.063	3.360	3.208	3.078
Net Realized and Unrealized Gain (Loss) on Investments	8.434	(66.085)	109.242	10.710	(37.106)
Total from Investment Operations	13.105	(62.022)	112.602	13.918	(34.028)
Distributions
Dividends from Net Investment Income	(4.465)	(4.018)	(3.182)	(3.108)	(3.062)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.465)	(4.018)	(3.182)	(3.108)	(3.062)
Net Asset Value, End of Period	$291.86	$283.22	$349.26	$239.84	$229.03
Total Return	4.76%	-17.88%	47.19%	6.15%	-12.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$474	$487	$619	$630	$859
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%[2]	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.29%	1.08%	1.41%	1.32%
Portfolio Turnover Rate[3]	15%	19%	23%	19%	16%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Russell 2000 Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
33

Russell 2000 Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
34

Russell 2000 Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $236,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $26,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
35

Russell 2000 Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,886,885	428	8,981	6,896,294
Temporary Cash Investments	223,074	—	—	223,074
Total	7,109,959	428	8,981	7,119,368
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	289	—	—	289
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	297,284
Total Distributable Earnings (Loss)	(297,284)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	25,436
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,013,951)
Capital Loss Carryforwards	(1,064,194)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(2,052,709)
36

Russell 2000 Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	97,420	87,171
Long-Term Capital Gains	—	—
Total	97,420	87,171
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,133,319
Gross Unrealized Appreciation	786,422
Gross Unrealized Depreciation	(1,800,373)
Net Unrealized Appreciation (Depreciation)	(1,013,951)
F.	During the year ended August 31, 2023, the fund purchased $3,530,504,000 of investment securities and sold $2,526,596,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,612,739,000 and $1,604,294,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $52,108,000 and sales were $110,167,000, resulting in net realized loss of $34,153,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,621,028	35,700	3,768,327	46,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,599,993)	(22,075)	(3,328,774)	(43,175)
Net Increase (Decrease)—ETF Shares	1,021,035	13,625	439,553	2,825
37

Russell 2000 Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	142,600	509	137,297	417
Issued in Lieu of Cash Distributions	7,193	27	6,909	22
Redeemed	(175,697)	(632)	(156,323)	(492)
Net Increase (Decrease)—Institutional Shares	(25,904)	(96)	(12,117)	(53)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
38

Russell 2000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Value Index Fund ETF Shares Net Asset Value	2.19%	3.15%	7.28%	$20,200
Russell 2000 Value Index Fund ETF Shares Market Price	2.17	3.14	7.27	20,183
Russell 2000 Value Index	2.17	3.18	7.36	20,345
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Value Index Fund Institutional Shares	2.26%	3.22%	7.39%	$10,196,767
Russell 2000 Value Index	2.17	3.18	7.36	10,172,462
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
39

Russell 2000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 2000 Value Index Fund ETF Shares Market Price	2.17%	16.71%	101.83%
Russell 2000 Value Index Fund ETF Shares Net Asset Value	2.19	16.76	102.00
Russell 2000 Value Index	2.17	16.92	103.45
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
40

Russell 2000 Value Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	4.3%
Consumer Discretionary	13.5
Consumer Staples	2.5
Energy	10.2
Financials	24.1
Health Care	8.8
Industrials	14.7
Real Estate	10.9
Technology	5.7
Telecommunications	1.2
Utilities	4.1
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
41

Russell 2000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (4.3%)
	Commercial Metals Co.	92,654	5,216
	UFP Industries Inc.	40,196	4,194
	Boise Cascade Co.	31,438	3,438
	Avient Corp.	71,498	2,868
	Carpenter Technology Corp.	38,287	2,398
	Mueller Industries Inc.	25,084	1,935
	Worthington Industries Inc.	24,332	1,831
	Hecla Mining Co.	376,170	1,651
	Minerals Technologies Inc.	25,689	1,570
	Stepan Co.	14,911	1,301
*,1	Uranium Energy Corp.	293,908	1,270
	Tronox Holdings plc	92,594	1,263
*	TimkenSteel Corp.	34,517	756
*	US Silica Holdings Inc.	59,821	738
*	Perimeter Solutions SA	124,318	735
	Mativ Holdings Inc.	43,173	708
	AdvanSix Inc.	21,184	701
*	Constellium SE	38,301	689
	Schnitzer Steel Industries Inc. Class A	20,528	682
	Koppers Holdings Inc.	16,008	613
*	Coeur Mining Inc.	254,096	612
*	Ecovyst Inc.	59,293	607
	Ryerson Holding Corp.	16,782	523
*	Clearwater Paper Corp.	13,365	512
	Haynes International Inc.	9,775	477
*	LSB Industries Inc.	43,247	438
*	Piedmont Lithium Inc.	9,255	414
	Olympic Steel Inc.	7,711	413
*	Encore Energy Corp.	111,378	286
*,1	i-80 Gold Corp.	142,089	281
*	Northwest Pipe Co.	7,697	255
	Innospec Inc.	2,331	250
	American Vanguard Corp.	17,541	242
	GrafTech International Ltd.	66,494	235
*	Intrepid Potash Inc.	8,300	223
*	Rayonier Advanced Materials Inc.	49,827	176
	FutureFuel Corp.	20,420	145
	Caledonia Mining Corp. plc	12,919	134
*,1	Energy Fuels Inc.	16,894	120
*	Origin Materials Inc.	83,198	114
	Tredegar Corp.	20,599	104
*	Glatfelter Corp.	34,561	69
*	Polymet Mining Corp.	26,569	55
	Kaiser Aluminum Corp.	652	50
*	Dakota Gold Corp.	13,838	40
		Shares	Market Value• ($000)
	Valhi Inc.	2,149	28
*	Contango ORE Inc.	1,510	28
*	5e Advanced Materials Inc.	4,164	11
			41,399
Consumer Discretionary (13.5%)
	Meritage Homes Corp.	28,824	4,008
*	Asbury Automotive Group Inc.	17,172	3,950
*	Taylor Morrison Home Corp.	83,110	3,939
	KB Home	58,626	2,978
*	Adient plc	75,421	2,954
*	Light & Wonder Inc.	38,482	2,950
	TEGNA Inc.	177,429	2,933
	Group 1 Automotive Inc.	11,024	2,915
*	Goodyear Tire & Rubber Co.	222,570	2,873
	Signet Jewelers Ltd.	35,238	2,643
*	Tri Pointe Homes Inc.	78,334	2,436
*	Helen of Troy Ltd.	19,032	2,339
	MDC Holdings Inc.	46,371	2,200
*	Carvana Co.	42,531	2,141
*	M/I Homes Inc.	21,282	2,090
	Rush Enterprises Inc. Class A	48,786	2,020
*	Topgolf Callaway Brands Corp.	113,553	1,980
	American Eagle Outfitters Inc.	111,769	1,896
*	LGI Homes Inc.	15,219	1,874
*	SkyWest Inc.	38,328	1,729
	Graham Holdings Co. Class B	2,938	1,723
	Century Communities Inc.	22,543	1,674
	Dana Inc.	103,278	1,664
*	Adtalem Global Education Inc.	35,975	1,578
*	JetBlue Airways Corp.	262,838	1,556
	LCI Industries	12,223	1,531
	Winnebago Industries Inc.	23,406	1,518
	Spirit Airlines Inc.	86,672	1,430
	Strategic Education Inc.	17,844	1,383
*	Skyline Champion Corp.	18,815	1,341
*	ODP Corp.	27,115	1,337
*	OPENLANE Inc.	85,417	1,333
*	Vista Outdoor Inc.	44,468	1,301
*	Central Garden & Pet Co. Class A	31,322	1,278
	Foot Locker Inc.	64,973	1,275
	John Wiley & Sons Inc. Class A	34,148	1,269
*	Knowles Corp.	72,247	1,158
	MillerKnoll Inc.	59,968	1,145
*	Urban Outfitters Inc.	33,754	1,121
	HNI Corp.	33,154	1,086
42

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	La-Z-Boy Inc.	34,241	1,056
*	National Vision Holdings Inc.	57,047	1,045
*	PROG Holdings Inc.	29,484	1,011
*	Abercrombie & Fitch Co. Class A	18,675	1,004
	Allegiant Travel Co.	11,245	999
	Scholastic Corp.	22,576	981
*	Sabre Corp.	195,057	975
*	Overstock.com Inc.	35,650	931
	Perdoceo Education Corp.	53,102	880
	Winmark Corp.	2,276	866
	Monro Inc.	24,604	806
*	Leslie's Inc.	127,756	800
	Caleres Inc.	27,313	783
	Red Rock Resorts Inc. Class A	17,230	757
	Matthews International Corp. Class A	17,371	733
*	Sphere Entertainment Co.	20,641	724
*	Green Brick Partners Inc.	14,121	698
*	Beazer Homes USA Inc.	23,382	685
*	American Axle & Manufacturing Holdings Inc.	90,612	684
*	G-III Apparel Group Ltd.	33,466	664
	Sonic Automotive Inc. Class A	12,444	664
	Steelcase Inc. Class A	70,016	635
	Krispy Kreme Inc.	47,329	634
	Standard Motor Products Inc.	16,800	622
*	Clean Energy Fuels Corp.	135,346	577
	Ethan Allen Interiors Inc.	18,146	569
*	MarineMax Inc.	16,996	566
*	America's Car-Mart Inc.	4,675	520
	A-Mark Precious Metals Inc.	15,146	517
*	Thryv Holdings Inc.	24,818	506
	Gray Television Inc.	62,006	500
*	Chico's FAS Inc.	95,732	491
	Hanesbrands Inc.	92,490	486
	PriceSmart Inc.	6,089	484
	Guess? Inc.	20,061	483
	Interface Inc.	45,026	465
*	Stagwell Inc.	84,771	462
	Papa John's International Inc.	6,020	456
*	Hovnanian Enterprises Inc. Class A	3,793	451
*	Cardlytics Inc.	26,396	440
	Smith & Wesson Brands Inc.	36,492	428
*	Clear Channel Outdoor Holdings Inc.	289,714	420
*	WW International Inc.	42,577	413
*	Life Time Group Holdings Inc.	24,020	413
	Designer Brands Inc. Class A	38,767	408
*	GoPro Inc. Class A	104,882	381
	Haverty Furniture Cos. Inc.	11,723	367
*	Everi Holdings Inc.	24,548	355
*	Stoneridge Inc.	17,295	355
*	Hawaiian Holdings Inc.	41,165	353
	Rush Enterprises Inc. Class B	7,469	343
*	Central Garden & Pet Co.	7,646	338
	Movado Group Inc.	12,317	337
*	Gannett Co. Inc.	112,688	328
*	Dream Finders Homes Inc. Class A	11,326	326
*	Genesco Inc.	9,431	323
	Shoe Carnival Inc.	13,108	303
*	Boston Omaha Corp. Class A	16,866	298
*	Malibu Boats Inc. Class A	6,129	298
		Shares	Market Value• ($000)
	Aaron's Co. Inc.	24,698	298
	Sinclair Inc.	23,279	294
*	iHeartMedia Inc. Class A	80,102	289
	Marcus Corp.	18,947	288
	Oxford Industries Inc.	2,854	288
*	Six Flags Entertainment Corp.	12,439	286
*	Quotient Technology Inc.	70,754	282
*	AMC Networks Inc. Class A	24,142	281
*	Daily Journal Corp.	855	252
*	Children's Place Inc.	9,355	248
	Johnson Outdoors Inc. Class A	4,402	246
*	Playstudios Inc.	67,124	239
*	Holley Inc.	41,532	237
*	Zumiez Inc.	12,443	236
*	OneWater Marine Inc. Class A	9,020	236
*	Cinemark Holdings Inc.	14,322	233
*	Lindblad Expeditions Holdings Inc.	24,855	225
	Laureate Education Inc.	15,964	222
*	Lions Gate Entertainment Corp. Class B	29,585	220
	El Pollo Loco Holdings Inc.	22,403	213
*	Sweetgreen Inc. Class A	14,811	213
*	Destination XL Group Inc.	45,709	208
*	Carrols Restaurant Group Inc.	28,913	202
*	Sleep Number Corp.	7,817	200
*	Eastman Kodak Co.	44,540	199
*	Sun Country Airlines Holdings Inc.	13,147	196
*	BJ's Restaurants Inc.	6,515	192
*	SES AI Corp.	89,271	188
*	EW Scripps Co. Class A	24,453	187
*	Outbrain Inc.	32,824	187
	Hooker Furnishings Corp.	8,650	186
*	2U Inc.	58,748	186
*,1	Vuzix Corp.	46,382	186
*	Legacy Housing Corp.	8,133	184
*	ThredUP Inc. Class A	46,099	184
*	Bally's Corp.	10,312	171
*	Universal Technical Institute Inc.	21,201	169
*,1	AMMO Inc.	70,445	161
*	Madison Square Garden Entertainment Corp.	4,980	160
*	Lincoln Educational Services Corp.	18,631	159
*	Tilly's Inc. Class A	17,484	157
*	1-800-Flowers.com Inc. Class A	20,344	153
	Clarus Corp.	21,187	152
*,1	Stitch Fix Inc. Class A	34,424	151
*	Vera Bradley Inc.	20,629	148
*	Sportsman's Warehouse Holdings Inc.	29,572	142
*	Liquidity Services Inc.	7,613	139
	Big Lots Inc.	22,225	138
*	Cooper-Standard Holdings Inc.	9,191	137
*,1	BARK Inc.	85,504	137
*	Turtle Beach Corp.	12,286	134
[1]	Big 5 Sporting Goods Corp.	16,792	133
*	Tile Shop Holdings Inc.	22,506	133
*	First Watch Restaurant Group Inc.	6,910	132
*	Snap One Holdings Corp.	14,290	131
*	Selectquote Inc.	106,556	130

43

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Chegg Inc.	12,644	129
*	Traeger Inc.	27,443	123
	Weyco Group Inc.	4,639	119
*	Fiesta Restaurant Group Inc.	13,919	117
*	Lazydays Holdings Inc.	9,962	117
*	Latham Group Inc.	30,558	113
*	Biglari Holdings Inc. Class B	603	112
	Escalade Inc.	7,444	112
*	JAKKS Pacific Inc.	5,680	112
*	Lions Gate Entertainment Corp. Class A	13,906	110
	Purple Innovation Inc.	50,213	109
	Cato Corp. Class A	13,581	105
*	Landsea Homes Corp.	10,525	102
*	Chuy's Holdings Inc.	2,574	98
*	Allbirds Inc. Class A	74,345	96
*	VOXX International Corp.	10,931	95
*,1	ContextLogic Inc. Class A	17,668	95
*	Brinker International Inc.	2,773	91
*	Denny's Corp.	9,574	91
*	Lands' End Inc.	11,718	90
	Rocky Brands Inc.	5,070	90
*	J Jill Inc.	3,578	90
*	Reservoir Media Inc.	15,615	85
	Upbound Group Inc.	2,687	82
*	Fossil Group Inc.	37,186	79
*	iRobot Corp.	2,028	79
*	SeaWorld Entertainment Inc.	1,582	77
*	Arlo Technologies Inc.	7,810	76
	Hibbett Inc.	1,643	76
	Global Industrial Co.	2,197	74
*	Figs Inc. Class A	11,661	72
	Dine Brands Global Inc.	1,231	67
*,1	Blink Charging Co.	16,957	67
*	Duluth Holdings Inc. Class B	9,962	63
*	Funko Inc. Class A	8,531	60
*	Xponential Fitness Inc. Class A	2,765	60
	Build-A-Bear Workshop Inc.	2,253	59
	Bluegreen Vacations Holding Corp.	1,647	59
	Sturm Ruger & Co. Inc.	1,026	53
*	Emerald Holding Inc.	12,302	52
*	Urban One Inc.	9,423	51
*	Sally Beauty Holdings Inc.	4,859	49
*	Rent the Runway Inc. Class A	35,545	49
	Wolverine World Wide Inc.	5,869	47
*	United Homes Group Inc.	4,841	41
	NL Industries Inc.	7,326	38
*	Vizio Holding Corp. Class A	6,503	37
*	Urban One Inc. (XNCM)	6,562	37
*	Bowlero Corp.	3,212	35
*	Mondee Holdings Inc.	5,042	33
*	European Wax Center Inc. Class A	1,749	30
	CompX International Inc.	1,360	29
	Climb Global Solutions Inc.	558	24
*	Solo Brands Inc. Class A	4,288	24
*	Century Casinos Inc.	2,847	19
	Nathan's Famous Inc.	223	16
*	Full House Resorts Inc.	3,331	16
*	Savers Value Village Inc.	376	9
*	Cava Group Inc.	184	8
*	Liberty TripAdvisor Holdings Inc. Class B	225	7
			130,179
		Shares	Market Value• ($000)
Consumer Staples (2.5%)
*	BellRing Brands Inc.	77,600	3,220
*	Hostess Brands Inc.	85,458	2,434
*	TreeHouse Foods Inc.	35,834	1,667
	Primo Water Corp.	106,392	1,624
	Edgewell Personal Care Co.	40,541	1,563
	Andersons Inc.	25,398	1,304
	Vector Group Ltd.	94,819	1,016
	Nu Skin Enterprises Inc. Class A	39,460	943
*	United Natural Foods Inc.	46,788	942
	Universal Corp.	19,280	918
	Ingles Markets Inc. Class A	11,111	868
	Weis Markets Inc.	13,026	845
*	Hain Celestial Group Inc.	70,953	751
	B&G Foods Inc.	56,350	721
	Fresh Del Monte Produce Inc.	26,993	690
	SpartanNash Co.	27,687	602
	ACCO Brands Corp.	74,007	394
*	Duckhorn Portfolio Inc.	27,842	346
*	Mission Produce Inc.	32,628	311
*	Herbalife Ltd.	20,585	309
	Dole plc	24,385	291
	Limoneira Co.	13,777	212
*	Seneca Foods Corp. Class A	4,096	198
	Oil-Dri Corp. of America	2,862	193
	PetMed Express Inc.	16,139	182
*	Nature's Sunshine Products Inc.	10,306	173
	Village Super Market Inc. Class A	6,896	155
*	HF Foods Group Inc.	31,467	149
*	GrowGeneration Corp.	45,963	149
	Alico Inc.	5,568	131
*,1	Waldencast plc Class A	15,770	124
	Natural Grocers by Vitamin Cottage Inc.	7,339	93
	Cal-Maine Foods Inc.	1,881	90
*	Benson Hill Inc.	135,758	87
*,1	Forafric Global plc	4,123	46
*	Zevia PBC Class A	8,381	22
*	SunOpta Inc.	3,817	17
*	Brookfield Realty Capital Corp. Class A	2,301	10
			23,790
Energy (10.2%)
	Murphy Oil Corp.	117,920	5,354
	Chord Energy Corp.	33,082	5,343
	Matador Resources Co.	73,733	4,682
	Civitas Resources Inc.	54,697	4,497
	PBF Energy Inc. Class A	92,024	4,315
	SM Energy Co.	94,890	4,015
	California Resources Corp.	56,838	3,174
	Helmerich & Payne Inc.	79,317	3,172
	Arcosa Inc.	38,333	2,998
*	CNX Resources Corp.	129,101	2,885
	Permian Resources Corp.	170,482	2,417
	Equitrans Midstream Corp.	245,081	2,353
	Patterson-UTI Energy Inc.	163,893	2,317
	CONSOL Energy Inc.	26,826	2,308
	Peabody Energy Corp.	98,780	2,132
	Liberty Energy Inc.	127,763	2,038
*	Seadrill Ltd.	39,970	1,945
	Alpha Metallurgical Resources Inc.	9,551	1,937
*	Callon Petroleum Co.	48,441	1,900
	Arch Resources Inc.	14,476	1,891

44

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Golar LNG Ltd.	75,002	1,658
	Warrior Met Coal Inc.	40,970	1,621
*	Talos Energy Inc.	88,576	1,525
*	NexTier Oilfield Solutions Inc.	131,840	1,399
	Delek US Holdings Inc.	52,700	1,357
*	Diamond Offshore Drilling Inc.	80,192	1,192
*	Green Plains Inc.	37,895	1,176
*	Helix Energy Solutions Group Inc.	113,491	1,151
	Archrock Inc.	89,869	1,149
	World Kinect Corp.	49,085	1,075
*	Expro Group Holdings NV	43,738	1,028
*	NOW Inc.	86,661	968
*	Gulfport Energy Corp.	7,989	943
*	Par Pacific Holdings Inc.	26,793	920
*	Earthstone Energy Inc. Class A	44,948	916
	Sitio Royalties Corp. Class A	35,508	902
	Comstock Resources Inc.	72,342	887
*	Vital Energy Inc.	13,293	801
	Noble Corp. plc	14,742	778
*	ProPetro Holding Corp.	78,195	754
*	Dril-Quip Inc.	27,290	753
	SunCoke Energy Inc.	66,381	617
	Core Laboratories Inc.	25,095	603
*,1	Stem Inc.	111,997	570
	Select Water Solutions Inc.	67,380	542
	RPC Inc.	66,944	535
*	SilverBow Resources Inc.	12,431	532
*	Bristow Group Inc.	18,902	524
	Berry Corp.	60,284	517
	Vitesse Energy Inc.	19,718	458
*	Centrus Energy Corp. Class A	9,597	456
*	FuelCell Energy Inc.	321,562	450
*	Tellurian Inc.	395,121	443
	Kinetik Holdings Inc.	12,257	430
*	MRC Global Inc.	43,582	406
	SandRidge Energy Inc.	25,110	402
*	Oil States International Inc.	49,282	386
*	REX American Resources Corp.	9,250	365
*	Newpark Resources Inc.	59,290	355
	VAALCO Energy Inc.	75,446	312
	Northern Oil and Gas Inc.	6,982	292
*	Solid Power Inc.	121,463	258
*	DMC Global Inc.	10,520	253
	Crescent Energy Co. Class A	18,286	249
	Solaris Oilfield Infrastructure Inc. Class A	23,431	247
*,1	Energy Vault Holdings Inc.	77,113	246
*,1	Gevo Inc.	182,032	238
	Atlas Energy Solutions Inc. Class A	10,602	226
*	SEACOR Marine Holdings Inc.	18,949	218
	Magnolia Oil & Gas Corp. Class A	9,231	210
*	Hallador Energy Co.	17,968	193
*	EVgo Inc.	48,068	193
*	Amplify Energy Corp.	28,498	186
*	Forum Energy Technologies Inc.	7,723	183
*	Ring Energy Inc.	94,037	178
*	ProFrac Holding Corp. Class A	14,534	160
	Granite Ridge Resources Inc.	20,444	151
	Ranger Energy Services Inc.	12,224	146
		Shares	Market Value• ($000)
	Ramaco Resources Inc. Class A	17,742	139
	NACCO Industries Inc. Class A	3,279	107
*,1	Maxeon Solar Technologies Ltd.	6,556	103
*	ESS Tech Inc.	71,674	103
*	KLX Energy Services Holdings Inc.	8,945	93
*	Mammoth Energy Services Inc.	18,336	85
*	Nabors Industries Ltd. (XNYS)	703	78
	CVR Energy Inc.	2,024	66
*	PrimeEnergy Resources Corp.	580	56
	Ramaco Resources Inc. Class B	3,545	38
[1]	HighPeak Energy Inc.	1,357	20
*,1	Verde Clean Fuels Inc.	3,379	14
*	Kodiak Gas Services Inc.	672	12
			98,270
Financials (24.1%)
	SouthState Corp.	60,103	4,345
	Essent Group Ltd.	83,689	4,203
	Old National Bancorp	231,765	3,537
	Radian Group Inc.	123,960	3,357
	Home BancShares Inc.	150,866	3,346
*	American Equity Investment Life Holding Co.	61,525	3,303
	Cadence Bank	144,177	3,299
	Valley National Bancorp	341,696	3,137
	United Bankshares Inc.	103,552	3,115
	Blackstone Mortgage Trust Inc. Class A	136,751	3,011
*	Mr Cooper Group Inc.	52,616	2,981
	Hancock Whitney Corp.	68,619	2,831
	Glacier Bancorp Inc.	88,256	2,666
	United Community Banks Inc.	91,629	2,474
	Jackson Financial Inc. Class A	64,342	2,419
*	Enstar Group Ltd.	9,427	2,388
*	Texas Capital Bancshares Inc.	37,894	2,366
[1]	Arbor Realty Trust Inc.	142,546	2,275
*	Genworth Financial Inc. Class A	383,896	2,223
	UMB Financial Corp.	35,049	2,215
	Walker & Dunlop Inc.	25,185	2,149
	Ameris Bancorp	52,380	2,134
	CNO Financial Group Inc.	89,853	2,103
	Associated Banc-Corp.	119,591	2,072
	Community Bank System Inc.	42,212	2,007
	Cathay General Bancorp	54,926	1,957
	International Bancshares Corp.	42,554	1,906
	WSFS Financial Corp.	48,469	1,905
	Independent Bank Corp. (XNGS)	34,942	1,888
	CVB Financial Corp.	105,367	1,840
	Simmons First National Corp. Class A	99,786	1,778
	First BanCorp (XNYS)	128,179	1,777
	Atlantic Union Bankshares Corp.	59,499	1,767
	Pacific Premier Bancorp Inc.	75,277	1,733
	Fulton Financial Corp.	128,855	1,718
*	NMI Holdings Inc. Class A	59,767	1,711
*	Axos Financial Inc.	39,450	1,700
	First Interstate BancSystem Inc. Class A	65,325	1,693

45

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Bank of Hawaii Corp.	31,058	1,669
	Eastern Bankshares Inc.	122,707	1,652
	Seacoast Banking Corp. of Florida	66,743	1,576
	BankUnited Inc.	58,918	1,547
	First Financial Bancorp	74,340	1,545
	ServisFirst Bancshares Inc.	26,722	1,497
	BancFirst Corp.	15,013	1,435
	Washington Federal Inc.	51,951	1,412
	First Merchants Corp.	46,588	1,390
	Ready Capital Corp.	126,295	1,379
	PennyMac Financial Services Inc.	18,963	1,361
	Towne Bank	55,471	1,309
	Navient Corp.	73,106	1,290
	Apollo Commercial Real Estate Finance Inc.	112,036	1,223
	Renasant Corp.	43,665	1,216
	Independent Bank Group Inc.	28,736	1,213
*	Enova International Inc.	23,961	1,209
*	StoneX Group Inc.	12,546	1,178
	Banner Corp.	26,971	1,175
	WesBanco Inc.	45,663	1,158
	Park National Corp.	11,342	1,154
	NBT Bancorp Inc.	33,117	1,140
*	Triumph Financial Inc.	17,641	1,133
*	Cannae Holdings Inc.	57,315	1,125
	Chimera Investment Corp.	185,983	1,125
	Hilltop Holdings Inc.	36,966	1,123
	Enterprise Financial Services Corp.	28,731	1,112
	Northwest Bancshares Inc.	100,933	1,110
	OFG Bancorp	36,745	1,108
	Trustmark Corp.	48,043	1,107
	Hamilton Lane Inc. Class A	11,754	1,091
	Bank of NT Butterfield & Son Ltd.	36,760	1,070
	Nelnet Inc. Class A	11,591	1,065
	Two Harbors Investment Corp.	76,730	1,057
	First Commonwealth Financial Corp.	80,707	1,055
	Moelis & Co. Class A	22,018	1,044
	Compass Diversified Holdings	50,575	1,044
	Heartland Financial USA Inc.	33,359	1,022
	City Holding Co.	11,052	1,010
	Federal Agricultural Mortgage Corp. Class C	6,000	1,010
	Virtus Investment Partners Inc.	4,780	990
	Stewart Information Services Corp.	21,124	978
	Ladder Capital Corp.	89,071	976
	Lakeland Financial Corp.	18,449	962
	Provident Financial Services Inc.	57,956	955
	PennyMac Mortgage Investment Trust	69,914	938
	First Bancorp (XNGS)	31,415	931
	Franklin BSP Realty Trust Inc. REIT	65,861	931
	Horace Mann Educators Corp.	32,455	930
	National Bank Holdings Corp. Class A	29,249	922
	MFA Financial Inc. REIT	80,885	886
	Hope Bancorp Inc.	91,151	881
	S&T Bancorp Inc.	30,923	876
		Shares	Market Value• ($000)
*	Encore Capital Group Inc.	18,360	860
	Live Oak Bancshares Inc.	26,436	855
	FB Financial Corp.	28,026	851
	TriCo Bancshares	24,538	843
	Employers Holdings Inc.	21,318	836
	First Busey Corp.	40,842	825
	Claros Mortgage Trust Inc.	72,470	825
	National Western Life Group Inc. Class A	1,790	814
*	Customers Bancorp Inc.	22,637	795
	Veritex Holdings Inc.	41,656	784
	Safety Insurance Group Inc.	11,360	782
	OceanFirst Financial Corp.	46,072	777
	Stellar Bancorp Inc.	36,522	777
	Nicolet Bankshares Inc.	10,206	774
	Sandy Spring Bancorp Inc.	34,678	771
	ProAssurance Corp.	42,747	756
	ARMOUR Residential REIT Inc.	153,574	754
	PacWest Bancorp	94,366	750
	Argo Group International Holdings Ltd.	25,158	748
	Berkshire Hills Bancorp Inc.	34,915	730
*	SiriusPoint Ltd.	65,709	727
	Redwood Trust Inc.	90,457	725
	Pathward Financial Inc.	14,491	714
	Origin Bancorp Inc.	23,160	711
*	Oscar Health Inc. Class A	112,088	703
	BrightSpire Capital Inc.	100,891	702
	Southside Bancshares Inc.	23,287	701
	New York Mortgage Trust Inc.	73,391	699
	Ellington Financial Inc.	52,230	698
	Peoples Bancorp Inc.	26,667	687
	QCR Holdings Inc.	13,066	685
	First Bancshares Inc.	24,070	683
	Enact Holdings Inc.	23,797	682
	Lakeland Bancorp Inc.	49,448	668
	Brookline Bancorp Inc.	69,227	662
	Preferred Bank	10,610	659
	German American Bancorp Inc.	22,253	644
	BGC Group Inc. Class A	128,756	636
	Westamerica BanCorp	14,424	635
	Mercury General Corp.	21,526	616
*	PRA Group Inc.	30,677	598
*	LendingClub Corp.	85,144	593
	Dime Community Bancshares Inc.	27,845	593
	KKR Real Estate Finance Trust Inc.	47,103	589
	1st Source Corp.	13,150	588
	Eagle Bancorp Inc.	24,316	585
	Bank First Corp.	7,429	577
	Capitol Federal Financial Inc.	101,533	576
	Tompkins Financial Corp.	11,008	572
	ConnectOne Bancorp Inc.	29,459	563
	Dynex Capital Inc.	42,963	557
	Banc of California Inc.	43,492	545
	Premier Financial Corp.	28,097	529
	Banco Latinoamericano de Comercio Exterior SA Class E	21,734	513
	Artisan Partners Asset Management Inc. Class A	13,273	510
	Old Second Bancorp Inc.	34,556	500
	Heritage Financial Corp.	27,652	476
*,1	Lemonade Inc.	33,805	465

46

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Ambac Financial Group Inc.	35,292	455
	Community Trust Bancorp Inc.	12,280	436
*,1	Riot Platforms Inc.	38,438	436
	First Community Bankshares Inc.	13,963	432
	James River Group Holdings Ltd.	29,531	430
	First Mid Bancshares Inc.	15,315	428
	Hanmi Financial Corp.	24,346	422
	Mercantile Bank Corp.	12,549	419
	TrustCo Bank Corp. NY	14,711	419
	Univest Financial Corp.	23,183	417
	Byline Bancorp Inc.	19,350	410
	Heritage Commerce Corp.	47,336	410
	TPG RE Finance Trust Inc.	53,989	406
	Business First Bancshares Inc.	19,229	393
	F&G Annuities & Life Inc.	13,894	393
	Amerant Bancorp Inc.	20,677	388
	Horizon Bancorp Inc.	34,560	387
*	CrossFirst Bankshares Inc.	35,685	384
	Invesco Mortgage Capital Inc. REIT	33,984	382
	AMERISAFE Inc.	7,324	379
	Midland States Bancorp Inc.	17,077	379
	Washington Trust Bancorp Inc.	13,552	379
	Farmers National Banc Corp.	29,574	376
	Camden National Corp.	11,436	375
*	World Acceptance Corp.	2,728	368
	Peapack-Gladstone Financial Corp.	13,334	364
	Central Pacific Financial Corp.	21,333	362
	Great Southern Bancorp Inc.	7,168	362
	Merchants Bancorp	12,402	362
	Piper Sandler Cos.	2,428	362
	Northfield Bancorp Inc.	32,847	346
	Kearny Financial Corp.	46,077	341
	First Financial Corp.	9,185	337
	HarborOne Bancorp Inc.	33,777	337
[1]	NewtekOne Inc.	18,330	328
	Cambridge Bancorp	6,123	326
	American National Bankshares Inc.	8,279	325
	United Fire Group Inc.	16,428	325
	Brightsphere Investment Group Inc.	15,651	324
	Flushing Financial Corp.	22,721	321
	First Foundation Inc.	40,009	314
	CNB Financial Corp.	16,744	305
	Republic Bancorp Inc. Class A	6,849	304
	Independent Bank Corp.	15,787	301
	Bar Harbor Bankshares	12,069	300
*	MBIA Inc.	37,778	298
*	Metropolitan Bank Holding Corp.	7,481	298
	Orchid Island Capital Inc.	30,758	295
	Equity Bancshares Inc. Class A	11,616	291
	Southern Missouri Bancorp Inc.	6,705	284
	SmartFinancial Inc.	12,384	282
	Alerus Financial Corp.	14,422	281
	Metrocity Bankshares Inc.	14,300	279
*	Carter Bankshares Inc.	18,453	264
	Northeast Bank	6,126	260
	Shore Bancshares Inc.	23,330	258
	Amalgamated Financial Corp.	14,347	257
		Shares	Market Value• ($000)
	Mid Penn Bancorp Inc.	11,556	253
	South Plains Financial Inc.	9,632	253
	Tiptree Inc.	14,122	249
	MidWestOne Financial Group Inc.	11,569	247
	Bank of Marin Bancorp	12,807	241
	West BanCorp Inc.	12,946	240
	Peoples Financial Services Corp.	5,451	238
*	Columbia Financial Inc.	13,670	235
	Burke & Herbert Financial Services Corp.	4,687	232
	Hingham Institution for Savings	1,161	231
	NexPoint Diversified Real Estate Trust	24,136	228
	First of Long Island Corp.	17,389	227
*	Greenlight Capital Re Ltd. Class A	20,176	223
	Sierra Bancorp	11,079	220
	Citizens & Northern Corp.	12,090	218
	Financial Institutions Inc.	12,407	217
	Enterprise Bancorp Inc.	7,481	216
	HomeTrust Bancshares Inc.	9,471	216
	Civista Bancshares Inc.	12,648	215
	Summit Financial Group Inc.	8,730	215
	Granite Point Mortgage Trust Inc.	39,910	213
*,1	Forge Global Holdings Inc.	86,431	212
	Capital City Bank Group Inc.	6,899	210
	Capstar Financial Holdings Inc.	16,050	210
	ACNB Corp.	6,509	207
	Arrow Financial Corp.	11,717	206
	Farmers & Merchants Bancorp Inc.	10,639	203
	HBT Financial Inc.	10,722	200
	Universal Insurance Holdings Inc.	15,466	196
	First Bank	16,977	194
	First Business Financial Services Inc.	6,141	194
	MVB Financial Corp.	8,251	194
	Chicago Atlantic Real Estate Finance Inc.	12,858	194
	First Bancorp Inc. (XNGS)	7,841	193
	Macatawa Bank Corp.	21,110	193
	Guaranty Bancshares Inc.	6,601	191
	RBB Bancorp	13,700	187
	Orange County Bancorp Inc.	4,020	187
	Home Bancorp Inc.	5,662	185
	Donegal Group Inc. Class A	12,334	180
	Northrim BanCorp Inc.	4,331	180
	Waterstone Financial Inc.	14,393	179
*	Blue Foundry Bancorp	19,318	179
	Red River Bancshares Inc.	3,771	178
*	Third Coast Bancshares Inc.	9,367	176
	Timberland Bancorp Inc.	6,142	174
	Fidelity D&D Bancorp Inc.	3,668	174
	Orrstown Financial Services Inc.	8,004	173
	John Marshall Bancorp Inc.	9,741	172
	AFC Gamma Inc.	12,808	170
*	Southern First Bancshares Inc.	5,991	168
*	Bridgewater Bancshares Inc.	15,996	167
	Northeast Community Bancorp Inc.	10,535	167

47

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	BayCom Corp.	8,349	161
	Middlefield Banc Corp.	6,186	160
	Norwood Financial Corp.	5,805	157
	Codorus Valley Bancorp Inc.	7,541	153
*	FVCBankcorp Inc.	12,547	153
*	Ocwen Financial Corp.	5,048	153
	Citizens Financial Services Inc.	2,770	152
	Parke Bancorp Inc.	8,464	146
	Regional Management Corp.	5,305	146
	Penns Woods Bancorp Inc.	5,581	145
	Capital Bancorp Inc.	7,541	144
	Unity Bancorp Inc.	5,927	143
*	Skyward Specialty Insurance Group Inc.	5,850	142
	Primis Financial Corp.	15,817	140
	C&F Financial Corp.	2,590	138
	PCB Bancorp	8,520	137
	Southern States Bancshares Inc.	5,905	135
	BCB Bancorp Inc.	11,778	134
	HomeStreet Inc.	14,138	134
	Colony Bankcorp Inc.	12,875	134
	Oak Valley Bancorp	5,300	133
	ChoiceOne Financial Services Inc.	5,494	132
	Plumas Bancorp	3,752	131
*	Ponce Financial Group Inc.	16,086	129
*	First Western Financial Inc.	6,257	127
	Ames National Corp.	7,042	126
	FS Bancorp Inc.	4,201	125
	Five Star Bancorp	5,733	125
	LCNB Corp.	8,321	124
	MainStreet Bancshares Inc.	5,479	124
	Virginia National Bankshares Corp.	3,716	123
*	Maiden Holdings Ltd.	71,379	122
	Bankwell Financial Group Inc.	4,600	120
	National Bankshares Inc.	4,545	120
	Stock Yards Bancorp Inc.	2,621	120
*	LendingTree Inc.	6,296	119
	Evans Bancorp Inc.	4,123	117
	Princeton Bancorp Inc.	4,000	117
*	American Coastal Insurance Corp. Class C	15,424	116
	Central Valley Community Bancorp	7,857	115
	Investors Title Co.	776	112
	ESSA Bancorp Inc.	6,841	109
	Blue Ridge Bankshares Inc.	13,749	109
	Chemung Financial Corp.	2,755	108
	Nexpoint Real Estate Finance Inc.	6,306	108
	First Community Corp.	5,798	100
*	eHealth Inc.	12,573	98
*	Sterling Bancorp Inc.	16,581	98
	Sculptor Capital Management Inc.	8,403	98
*	USCB Financial Holdings Inc.	8,222	90
*,1	Bakkt Holdings Inc.	62,733	87
[1]	Angel Oak Mortgage REIT Inc.	9,236	86
*	Velocity Financial Inc.	6,814	84
*	NI Holdings Inc.	6,446	82
*	Pioneer Bancorp Inc.	9,131	82
*	Security National Financial Corp. Class A	9,836	81
*	Hippo Holdings Inc.	8,148	81
		Shares	Market Value• ($000)
	Greene County Bancorp Inc.	2,627	76
	Victory Capital Holdings Inc. Class A	2,139	74
*	Avantax Inc.	3,467	73
	Luther Burbank Corp.	8,010	73
	Bank7 Corp.	2,768	70
*	Consumer Portfolio Services Inc.	7,240	67
*	Finance of America Cos. Inc. Class A	41,793	59
*	Open Lending Corp. Class A	6,186	51
*	GoHealth Inc. Class A	3,085	49
*	SWK Holdings Corp.	3,014	47
	MarketWise Inc.	24,851	34
	Esquire Financial Holdings Inc.	622	29
	GCM Grosvenor Inc. Class A	3,508	27
*,1	OppFi Inc.	6,514	17
	Value Line Inc.	50	3
			232,747
Health Care (8.8%)
*	Neogen Corp.	172,105	3,979
*	Reata Pharmaceuticals Inc. Class A	22,620	3,823
*	Prestige Consumer Healthcare Inc.	39,346	2,295
*	Intellia Therapeutics Inc.	59,828	2,242
*	Integer Holdings Corp.	26,152	2,231
*	LivaNova plc	40,122	2,229
	Patterson Cos. Inc.	54,553	1,639
*	Veracyte Inc.	57,920	1,529
*	NeoGenomics Inc.	91,969	1,382
*	ImmunoGen Inc.	80,342	1,273
*	Agios Pharmaceuticals Inc.	44,813	1,229
*	Myriad Genetics Inc.	63,789	1,139
*	Omnicell Inc.	17,997	1,023
*	Pacific Biosciences of California Inc.	90,485	1,021
*	Iovance Biotherapeutics Inc.	164,944	996
*	Owens & Minor Inc.	58,759	993
*	Twist Bioscience Corp.	44,665	982
*	Recursion Pharmaceuticals Inc. Class A	107,994	940
*	Pediatrix Medical Group Inc.	66,487	939
*	Biohaven Ltd.	46,185	845
*	Bridgebio Pharma Inc.	27,569	825
*	Vir Biotechnology Inc.	63,074	799
*	Avanos Medical Inc.	36,664	771
*	Celldex Therapeutics Inc.	27,432	765
*	Ligand Pharmaceuticals Inc.	11,342	746
	Embecta Corp.	40,553	743
*	Relay Therapeutics Inc.	71,772	734
*	MiMedx Group Inc.	90,400	671
*	Replimune Group Inc.	32,395	662
	National HealthCare Corp.	9,924	654
*	Quanterix Corp.	23,495	630
*	Crinetics Pharmaceuticals Inc.	35,627	617
*	Varex Imaging Corp.	30,794	606
*	Arcus Biosciences Inc.	29,429	603
*	Ironwood Pharmaceuticals Inc.	67,218	592
*	Orthofix Medical Inc.	27,993	592
*	OPKO Health Inc.	320,344	586
*	Alphatec Holdings Inc.	35,729	584
*	REGENXBIO Inc.	32,595	577
*	Addus HomeCare Corp.	6,552	575
*	Brookdale Senior Living Inc.	135,367	575

48

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	EQRx Inc.	249,844	572
*	Point Biopharma Global Inc.	71,145	566
*	Innoviva Inc.	44,112	562
*	Fulgent Genetics Inc.	16,271	533
*	Kura Oncology Inc.	51,910	515
*	Multiplan Corp.	301,231	515
*	Verve Therapeutics Inc.	39,678	511
*	Arcturus Therapeutics Holdings Inc.	16,734	508
*	Enhabit Inc.	39,610	507
*	Editas Medicine Inc.	54,367	484
*,1	Theravance Biopharma Inc.	48,464	461
*	AtriCure Inc.	10,169	459
*	Xencor Inc.	20,684	455
*	Ideaya Biosciences Inc.	15,162	445
*	Artivion Inc.	26,248	444
*	Kiniksa Pharmaceuticals Ltd. Class A	24,670	425
*	OmniAb Inc.	72,954	423
*	PTC Therapeutics Inc.	10,661	421
*	Avidity Biosciences Inc.	55,242	418
*	Amneal Pharmaceuticals Inc.	95,870	392
*	CareDx Inc.	40,938	381
*	OraSure Technologies Inc.	58,302	377
*	Deciphera Pharmaceuticals Inc.	26,656	374
*	Nevro Corp.	18,415	369
*	4D Molecular Therapeutics Inc.	22,582	368
*	Sana Biotechnology Inc.	67,421	361
*	AdaptHealth Corp.	28,402	339
*	Community Health Systems Inc.	98,192	332
*	NextGen Healthcare Inc.	18,114	330
*	Lyell Immunopharma Inc.	135,535	324
*	Tarsus Pharmaceuticals Inc.	18,436	323
*	Agenus Inc.	228,485	315
*	Bluebird Bio Inc.	83,587	315
*	Protagonist Therapeutics Inc.	15,788	313
*	Nurix Therapeutics Inc.	36,593	311
*,1	ProKidney Corp.	36,112	310
*	LifeStance Health Group Inc.	37,690	309
*	Zymeworks Inc.	41,981	304
*	Cogent Biosciences Inc.	24,533	300
*	ADMA Biologics Inc.	77,233	297
*,1	Enliven Therapeutics Inc.	18,362	287
*	ORIC Pharmaceuticals Inc.	30,696	275
*	American Well Corp. Class A	191,608	272
*	Dyne Therapeutics Inc.	23,592	269
*,1	Nano-X Imaging Ltd.	31,992	266
*	Caribou Biosciences Inc.	44,403	262
*	SomaLogic Inc.	118,087	261
*	BioCryst Pharmaceuticals Inc.	36,346	258
*	Taro Pharmaceutical Industries Ltd.	6,434	255
*	Allogene Therapeutics Inc.	64,177	250
*,1	Entrada Therapeutics Inc.	16,833	248
*	Ardelyx Inc.	57,801	246
*	Zimvie Inc.	20,734	245
*	Vera Therapeutics Inc.	13,765	244
*	AngioDynamics Inc.	29,478	237
*	Castle Biosciences Inc.	11,880	237
	HealthStream Inc.	11,229	236
*	Dynavax Technologies Corp.	16,312	234
*	iTeos Therapeutics Inc.	19,360	234
*	MaxCyte Inc.	63,417	232
*	Health Catalyst Inc.	19,758	231
		Shares	Market Value• ($000)
*	Geron Corp. (XNGS)	94,847	230
*	Vanda Pharmaceuticals Inc.	44,117	229
*	Assertio Holdings Inc.	69,622	228
*	Tango Therapeutics Inc.	34,847	226
*	23andMe Holding Co. Class A	203,495	224
*	Aura Biosciences Inc.	21,602	224
*	Sutro Biopharma Inc.	47,003	223
*	PMV Pharmaceuticals Inc.	30,122	217
*,1	Sharecare Inc.	228,551	217
*	Olema Pharmaceuticals Inc.	21,117	214
*	KalVista Pharmaceuticals Inc.	19,239	209
*	Edgewise Therapeutics Inc.	33,444	209
*	Phathom Pharmaceuticals Inc.	14,404	207
*	Anika Therapeutics Inc.	11,429	204
*	2seventy bio Inc.	39,296	204
*	Savara Inc.	56,193	203
*	Enanta Pharmaceuticals Inc.	13,633	202
*	WaVe Life Sciences Ltd.	46,503	202
*	Atea Pharmaceuticals Inc.	59,837	201
*	Inhibrx Inc.	9,128	195
*	Cytokinetics Inc.	5,523	193
*,1	Butterfly Network Inc.	109,019	193
*	Cullinan Oncology Inc.	18,582	192
*	Surgery Partners Inc.	5,273	191
*	Inari Medical Inc.	2,835	189
*	Nuvation Bio Inc.	114,992	189
*	Precigen Inc.	106,147	186
*	Emergent BioSolutions Inc.	39,514	185
*	MannKind Corp.	39,713	183
*,1	Quantum-Si Inc.	78,397	183
*	Computer Programs and Systems Inc.	11,157	182
*	HilleVax Inc.	12,782	171
*	Generation Bio Co.	35,344	169
*	Icosavax Inc.	21,683	168
*	Fate Therapeutics Inc.	66,646	167
*	Erasca Inc.	63,047	163
	Phibro Animal Health Corp. Class A	11,455	160
*	ANI Pharmaceuticals Inc.	2,461	158
*	Ovid therapeutics Inc.	46,901	158
*	Adaptive Biotechnologies Corp.	23,254	157
*	Syndax Pharmaceuticals Inc.	8,401	156
*	MacroGenics Inc.	33,123	154
*	Allakos Inc.	52,290	151
*	Morphic Holding Inc.	2,733	151
*	Compass Therapeutics Inc.	64,537	150
[1]	Carisma Therapeutics Inc.	20,967	145
*	Alpine Immune Sciences Inc.	11,599	143
*	Monte Rosa Therapeutics Inc.	23,819	140
*	Scholar Rock Holding Corp.	22,310	139
*	Beam Therapeutics Inc.	5,989	139
*	Janux Therapeutics Inc.	12,650	139
*	Eagle Pharmaceuticals Inc.	8,135	138
*	Zevra Therapeutics Inc.	27,280	138
*	Tenaya Therapeutics Inc.	35,760	138
*	Organogenesis Holdings Inc.	48,782	137
*	Cutera Inc.	11,478	131
*	CareMax Inc.	58,779	131
*	Inozyme Pharma Inc.	26,625	130
*	Celcuity Inc.	13,560	129
*,2	Scilex Holding Co. (Acquired 1/6/23, Cost $525)	50,101	129
*,1	Rallybio Corp.	24,022	128
*	Viridian Therapeutics Inc.	7,015	127

49

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Nautilus Biotechnology Inc.	39,435	127
*	Gritstone bio Inc.	69,022	126
*	908 Devices Inc.	17,525	126
*	Sangamo Therapeutics Inc.	129,067	125
*	Stoke Therapeutics Inc.	21,570	121
*	Seer Inc.	45,814	121
*	Inogen Inc.	18,210	113
*	Poseida Therapeutics Inc.	53,446	112
*	Rapt Therapeutics Inc.	5,636	108
*	Tyra Biosciences Inc.	6,980	106
*	ARS Pharmaceuticals Inc.	14,855	105
*	Mineralys Therapeutics Inc.	8,126	104
*	Allovir Inc.	32,787	103
*,1	Novavax Inc.	12,454	100
*	Annexon Inc.	35,893	99
*,1	Omeros Corp.	28,344	98
*	Altimmune Inc.	38,875	98
*	Atara Biotherapeutics Inc.	66,587	97
*	Cara Therapeutics Inc.	36,507	94
*	EyePoint Pharmaceuticals Inc.	9,352	93
*	Third Harmonic Bio Inc.	15,278	93
*	Seres Therapeutics Inc.	25,546	88
*	Fennec Pharmaceuticals Inc.	10,615	87
*	BioAtla Inc.	34,785	87
*	Protalix BioTherapeutics Inc.	44,183	84
*	Selecta Biosciences Inc.	67,660	83
*	Kezar Life Sciences Inc.	55,826	83
*	XOMA Corp.	5,749	81
*	Codexis Inc.	45,791	80
*	Aadi Bioscience Inc.	12,748	80
*	Acrivon Therapeutics Inc.	6,813	80
*	Rocket Pharmaceuticals Inc.	5,051	79
*,1	Citius Pharmaceuticals Inc.	86,129	79
*	Y-mAbs Therapeutics Inc.	15,397	78
*	Ikena Oncology Inc.	16,718	78
*	IGM Biosciences Inc.	10,687	76
*	Vigil Neuroscience Inc.	12,645	76
*	Arbutus Biopharma Corp.	36,795	75
*	Larimar Therapeutics Inc.	20,173	75
*	Liquidia Corp.	10,876	75
*	Travere Therapeutics Inc.	5,159	74
*	Vor BioPharma Inc.	29,634	74
*	ALX Oncology Holdings Inc.	16,894	72
*	Trevi Therapeutics Inc.	32,735	72
*	FibroGen Inc.	71,454	69
*	Lexicon Pharmaceuticals Inc.	39,855	69
*	Arvinas Inc.	2,405	68
*	Sage Therapeutics Inc.	3,360	67
*	PetIQ Inc.	3,483	66
*	NGM Biopharmaceuticals Inc.	34,175	65
*	Design Therapeutics Inc.	25,590	63
*	X4 Pharmaceuticals Inc.	48,408	62
*	Terns Pharmaceuticals Inc.	11,454	60
*	Coherus Biosciences Inc.	11,003	59
*	Kodiak Sciences Inc.	25,318	56
*	OrthoPediatrics Corp.	1,473	56
*,1	Cano Health Inc.	173,816	54
*	AnaptysBio Inc.	2,589	51
*	Thorne HealthTech Inc.	5,002	51
*	UroGen Pharma Ltd.	2,799	49
*	Graphite Bio Inc.	22,043	49
*	Theseus Pharmaceuticals Inc.	15,673	49
*	Adicet Bio Inc.	23,729	47
*	Longboard Pharmaceuticals Inc.	8,029	47
*,1	Pulse Biosciences Inc.	9,456	45
*	Century Therapeutics Inc.	17,627	44
		Shares	Market Value• ($000)
*	Aveanna Healthcare Holdings Inc.	30,106	43
*	Day One Biopharmaceuticals Inc.	3,217	43
*	MeiraGTx Holdings plc	6,600	42
*	Nkarta Inc.	23,585	41
*,1	Zura Bio Ltd.	5,959	41
*	Accolade Inc.	2,924	39
*	Genelux Corp.	1,623	39
*	PepGen Inc.	5,965	38
*	Mersana Therapeutics Inc.	30,263	34
*	Immuneering Corp. Class A	3,768	34
	Healthcare Services Group Inc.	2,765	32
*	Cabaletta Bio Inc.	2,195	31
*,1	Ocean Biomedical Inc.	6,827	31
*	BioLife Solutions Inc.	2,201	29
*	Prelude Therapeutics Inc.	7,794	29
*	Biote Corp. Class A	5,937	29
*	Rigel Pharmaceuticals Inc.	24,503	28
*	Agiliti Inc.	2,931	28
*	Vicarious Surgical Inc.	29,095	27
*,1	Invitae Corp.	26,698	25
*	ImmunityBio Inc.	14,864	24
*	Humacyte Inc.	6,114	23
*	Astria Therapeutics Inc.	2,452	22
	Utah Medical Products Inc.	232	21
*	ClearPoint Neuro Inc.	3,579	21
*	Disc Medicine Inc.	392	21
*	CVRx Inc.	1,117	19
*	NanoString Technologies Inc.	7,174	18
*	Reneo Pharmaceuticals Inc.	2,649	16
*,1	Heron Therapeutics Inc.	8,114	13
*	Accuray Inc.	3,836	11
*	Rain Oncology Inc.	10,022	11
*	CorMedix Inc.	2,520	10
*	AirSculpt Technologies Inc.	1,326	10
*	Beyond Air Inc.	2,595	8
*	Actinium Pharmaceuticals Inc.	1,159	7
*	Sagimet Biosciences Inc. Class A	317	4
*	Apogee Therapeutics Inc.	166	4
*	Turnstone Biologics Corp.	287	3
*,3	PDL BioPharma Inc.	270	1
*,3	OmniAb Inc. 12.5 Earnout	4,268	—
*,3	OmniAb Inc. 15 Earnout	4,268	—
*	ATI Physical Therapy Inc.	1	—
			85,332
Industrials (14.7%)
*	Summit Materials Inc. Class A	94,517	3,536
	GATX Corp.	26,345	3,112
	Triton International Ltd.	36,624	3,073
*	Beacon Roofing Supply Inc.	38,195	3,050
	Zurn Elkay Water Solutions Corp.	93,618	2,773
	Matson Inc.	28,162	2,475
*	Alight Inc. Class A	313,898	2,398
	ABM Industries Inc.	52,306	2,376
*	Chart Industries Inc.	12,899	2,329
*	ASGN Inc.	28,059	2,305
	EnPro Industries Inc.	16,607	2,265
*	Itron Inc.	32,520	2,225
	Encore Wire Corp.	13,250	2,184
	Korn Ferry	41,245	2,103
	Scorpio Tankers Inc.	41,622	2,102

50

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	UniFirst Corp.	11,869	2,090
	Moog Inc. Class A	17,917	2,081
*	Knife River Corp.	40,276	2,073
*	Marqeta Inc. Class A	336,870	2,072
*	Hub Group Inc. Class A	25,929	2,024
*	Resideo Technologies Inc.	115,802	1,952
	Werner Enterprises Inc.	42,758	1,779
	Veritiv Corp.	10,369	1,745
	Kennametal Inc.	63,925	1,692
*	AAR Corp.	27,415	1,689
*	Kratos Defense & Security Solutions Inc.	99,316	1,598
*	GMS Inc.	22,381	1,552
*	API Group Corp.	54,136	1,524
	Barnes Group Inc.	38,662	1,519
	Bread Financial Holdings Inc.	39,975	1,502
	Greif Inc. Class A	19,269	1,399
	Primoris Services Corp.	39,182	1,386
	International Seaways Inc.	32,185	1,383
*	Mirion Technologies Inc.	159,425	1,361
	Textainer Group Holdings Ltd.	34,275	1,358
	Terex Corp.	22,351	1,355
*	Masterbrand Inc.	102,845	1,317
	Trinity Industries Inc.	52,394	1,314
	Otter Tail Corp.	15,360	1,265
	Patrick Industries Inc.	14,880	1,245
	Granite Construction Inc.	30,117	1,244
*	Hillman Solutions Corp.	136,818	1,238
	ArcBest Corp.	11,534	1,218
	Belden Inc.	12,750	1,197
*	StoneCo. Ltd. Class A	90,318	1,107
*	Joby Aviation Inc.	147,957	1,102
	Greenbrier Cos. Inc.	24,897	1,060
	SFL Corp. Ltd.	90,929	1,028
*	JELD-WEN Holding Inc.	67,514	1,018
	Astec Industries Inc.	18,339	1,005
	DHT Holdings Inc.	108,196	1,001
*	CoreCivic Inc.	89,817	966
	AZZ Inc.	19,602	962
*	Air Transport Services Group Inc.	44,593	961
*	American Woodmark Corp.	12,317	957
	ESCO Technologies Inc.	8,533	913
	TriMas Corp.	32,786	859
*,1	Archer Aviation Inc. Class A	121,191	845
	Columbus McKinnon Corp.	22,315	841
*	Gibraltar Industries Inc.	10,734	805
	Teekay Tankers Ltd. Class A	18,914	769
*	Aurora Innovation Inc.	239,218	758
	Quanex Building Products Corp.	26,668	720
[1]	Golden Ocean Group Ltd.	97,457	712
	Deluxe Corp.	34,532	698
*	Modine Manufacturing Co.	14,533	692
*	Thermon Group Holdings Inc.	23,498	646
	Nordic American Tankers Ltd.	162,685	636
*,1	PureCycle Technologies Inc.	71,076	635
*	BlueLinx Holdings Inc.	6,949	620
*	Proto Labs Inc.	20,973	619
	Powell Industries Inc.	7,303	613
*	Repay Holdings Corp.	64,967	599
*	Cross Country Healthcare Inc.	23,002	593
	Griffon Corp.	14,058	589
	Tennant Co.	6,949	573
	Heartland Express Inc.	37,221	562
*,1	Nikola Corp.	466,873	551
	First Advantage Corp.	39,490	551
		Shares	Market Value• ($000)
*	PagSeguro Digital Ltd. Class A	61,105	549
*	Green Dot Corp. Class A	36,931	548
	Apogee Enterprises Inc.	10,764	543
*	Titan International Inc.	41,254	519
	Insteel Industries Inc.	14,752	513
*	Titan Machinery Inc.	16,421	509
	Kaman Corp.	22,489	504
*	Evolv Technologies Holdings Inc.	71,857	502
	Kelly Services Inc. Class A	26,309	486
*	SPX Technologies Inc.	6,155	486
	VSE Corp.	8,547	485
*	Manitowoc Co. Inc.	28,131	476
[1]	Eagle Bulk Shipping Inc.	10,875	476
*	Triumph Group Inc.	50,344	474
*	Great Lakes Dredge & Dock Corp.	52,684	465
*	V2X Inc.	9,188	462
	Genco Shipping & Trading Ltd.	33,605	459
	Gorman-Rupp Co.	14,227	457
	Ennis Inc.	20,336	433
	Argan Inc.	10,134	430
*	Conduent Inc.	134,432	422
*	DXP Enterprises Inc.	11,549	411
	Heidrick & Struggles International Inc.	15,497	411
	Ardmore Shipping Corp.	32,808	408
	Costamare Inc.	38,764	400
*	Ducommun Inc.	8,784	399
*	Desktop Metal Inc. Class A	219,136	394
	Resources Connection Inc.	25,337	393
*	Cimpress plc	6,087	393
*	TrueBlue Inc.	23,752	359
*	Astronics Corp.	20,309	356
*	O-I Glass Inc.	17,944	356
*	Vishay Precision Group Inc.	9,678	349
*	Hudson Technologies Inc.	28,893	348
*	Teekay Corp.	53,556	343
*	Paysafe Ltd.	26,015	341
	Covenant Logistics Group Inc.	6,836	336
	REV Group Inc.	24,716	336
	Miller Industries Inc.	8,357	334
	HB Fuller Co.	4,556	330
	Greif Inc. Class B	4,397	328
*	CECO Environmental Corp.	23,349	322
	National Presto Industries Inc.	4,034	302
*	ACI Worldwide Inc.	12,212	297
*	Aersale Corp.	19,998	296
*	Tutor Perini Corp.	33,164	295
	Trinseo plc	27,333	288
	Albany International Corp. Class A	3,084	286
*	Blue Bird Corp.	12,798	280
*	Donnelley Financial Solutions Inc.	5,579	275
	Dorian LPG Ltd.	10,580	273
	FTAI Infrastructure Inc.	77,833	271
*	Fluor Corp.	7,678	269
	Standex International Corp.	1,749	269
*	BrightView Holdings Inc.	32,303	267
	Luxfer Holdings plc	21,488	259
	Pactiv Evergreen Inc.	31,265	257
*	Aspen Aerogels Inc.	40,183	245
*	Sterling Check Corp.	17,398	243
*	Sterling Infrastructure Inc.	2,918	241
	Flex LNG Ltd.	7,793	236

51

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Willdan Group Inc.	9,570	231
	EnerSys	2,193	230
*	FARO Technologies Inc.	14,498	230
*	Babcock & Wilcox Enterprises Inc.	41,946	220
*	RXO Inc.	12,159	220
*	Virgin Galactic Holdings Inc.	86,332	218
*	Ranpak Holdings Corp.	33,864	214
*	Limbach Holdings Inc.	5,915	214
	Park Aerospace Corp.	15,353	209
	Eneti Inc.	19,288	209
*	Commercial Vehicle Group Inc.	22,459	207
*	Overseas Shipholding Group Inc. Class A	45,410	200
*	Radiant Logistics Inc.	28,904	195
	Marten Transport Ltd.	9,096	191
*	Advantage Solutions Inc.	67,872	190
*	CS Disco Inc.	19,217	183
*,1	Microvast Holdings Inc.	82,283	183
	Preformed Line Products Co.	1,047	177
	Safe Bulkers Inc.	55,194	177
*	TuSimple Holdings Inc. Class A	130,113	163
	Pangaea Logistics Solutions Ltd.	28,657	162
*	Core Molding Technologies Inc.	5,649	153
	Kronos Worldwide Inc.	17,361	146
*,1	Blade Air Mobility Inc.	45,714	146
	Universal Logistics Holdings Inc.	5,329	145
*	Hyliion Holdings Corp.	115,318	141
*,1	Danimer Scientific Inc.	68,507	134
*	DHI Group Inc.	34,200	129
*	BlackSky Technology Inc.	92,952	126
	Park-Ohio Holdings Corp.	6,602	124
*	Quad/Graphics Inc.	24,268	124
*,1	Tingo Group Inc.	96,069	124
*	Hireright Holdings Corp.	11,792	123
*	Atlanticus Holdings Corp.	3,435	120
*	Gencor Industries Inc.	8,296	118
*	Acacia Research Corp.	29,882	114
*	Cantaloupe Inc.	14,392	114
*	NV5 Global Inc.	1,075	109
	Chase Corp.	855	108
*	AvidXchange Holdings Inc.	9,901	102
*,1	Workhorse Group Inc.	123,805	98
*	PAM Transportation Services Inc.	4,232	98
*	Willis Lease Finance Corp.	2,234	95
*	Mayville Engineering Co. Inc.	7,918	93
*	CIRCOR International Inc.	1,608	90
*,1	Himalaya Shipping Ltd.	17,787	88
*	Mistras Group Inc.	16,385	87
*	Skillsoft Corp.	62,539	82
	LSI Industries Inc.	4,984	79
*	Terran Orbital Corp.	62,019	76
*	Iteris Inc.	15,417	71
*	CryoPort Inc.	4,803	68
	Information Services Group Inc.	12,576	65
*	Concrete Pumping Holdings Inc.	8,381	64
*	INNOVATE Corp.	29,686	48
	Cass Information Systems Inc.	1,231	47
	Barrett Business Services Inc.	394	38
		Shares	Market Value• ($000)
*	Performant Financial Corp.	13,336	31
*	Eos Energy Enterprises Inc.	8,455	27
*,1	Southland Holdings Inc.	2,809	19
*	Distribution Solutions Group Inc.	343	18
*	EVI Industries Inc.	621	16
*,1	CompoSecure Inc.	1,627	10
*	Atmus Filtration Technologies Inc.	334	8
			142,077
Other (0.0%)[4]
*,3	Aduro Biotech Inc. CVR	724	—
Real Estate (10.8%)
	Terreno Realty Corp.	64,706	3,940
	Kite Realty Group Trust	172,679	3,897
	Independence Realty Trust Inc.	178,661	3,007
	PotlatchDeltic Corp.	62,580	2,958
	Physicians Realty Trust	188,516	2,622
	Phillips Edison & Co. Inc.	77,347	2,619
	Apple Hospitality REIT Inc.	170,258	2,557
	Essential Properties Realty Trust Inc.	104,756	2,516
	Broadstone Net Lease Inc.	148,452	2,401
	Corporate Office Properties Trust	89,016	2,304
	Sabra Health Care REIT Inc.	182,950	2,292
	LXP Industrial Trust	229,195	2,251
[1]	SL Green Realty Corp.	52,580	2,064
	SITE Centers Corp.	150,854	2,014
	Macerich Co.	171,034	1,999
	Innovative Industrial Properties Inc.	22,100	1,929
	Douglas Emmett Inc.	134,673	1,841
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	75,464	1,688
*	Opendoor Technologies Inc.	410,955	1,603
	Equity Commonwealth	83,343	1,586
	Four Corners Property Trust Inc.	61,040	1,536
	DigitalBridge Group Inc.	87,890	1,531
	National Health Investors Inc.	29,886	1,528
	Kennedy-Wilson Holdings Inc.	94,520	1,510
	Urban Edge Properties	90,526	1,481
	Sunstone Hotel Investors Inc.	164,602	1,478
	CareTrust REIT Inc.	72,069	1,452
	JBG SMITH Properties	89,215	1,399
	Pebblebrook Hotel Trust	96,415	1,395
	DiamondRock Hospitality Co.	165,946	1,338
	Retail Opportunity Investments Corp.	96,935	1,305
	InvenTrust Properties Corp.	53,711	1,284
	RLJ Lodging Trust	125,897	1,258
*	Cushman & Wakefield plc	130,711	1,201
*	Veris Residential Inc.	62,637	1,166
	Acadia Realty Trust	73,822	1,099
	Service Properties Trust	130,156	1,075
	Getty Realty Corp.	35,541	1,067
	Elme Communities	69,315	1,066
	LTC Properties Inc.	32,351	1,063
	Xenia Hotels & Resorts Inc.	88,206	1,041
	Alexander & Baldwin Inc.	57,223	1,031
	Uniti Group Inc.	188,699	1,013
*	Radius Global Infrastructure Inc. Class A (XNMS)	67,011	1,000

52

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Tanger Factory Outlet Centers Inc.	42,792	995
	Easterly Government Properties Inc.	73,024	976
	Global Net Lease Inc.	82,585	937
	Empire State Realty Trust Inc. Class A	104,374	911
	Apartment Investment and Management Co. Class A	117,549	895
	American Assets Trust Inc.	38,583	826
	NETSTREIT Corp.	48,493	821
	Necessity Retail REIT Inc.	106,872	802
	Plymouth Industrial REIT Inc.	34,093	781
	Centerspace	11,966	775
	RPT Realty	68,142	773
	Paramount Group Inc.	149,292	767
	Newmark Group Inc. Class A	106,827	757
	Hudson Pacific Properties Inc.	108,695	740
	Outfront Media Inc.	61,899	703
*	GEO Group Inc.	94,388	683
	Brandywine Realty Trust	135,220	676
	Piedmont Office Realty Trust Inc. Class A	97,974	673
	Armada Hoffler Properties Inc.	53,470	609
	UMH Properties Inc.	35,794	535
	Diversified Healthcare Trust	190,207	516
*	Anywhere Real Estate Inc.	78,124	513
	Safehold Inc.	23,309	496
	Summit Hotel Properties Inc.	83,599	486
	Global Medical REIT Inc.	48,921	474
	NexPoint Residential Trust Inc.	12,497	469
[1]	Farmland Partners Inc.	40,384	448
[1]	Peakstone Realty Trust	21,884	430
	Gladstone Land Corp.	26,898	423
	Ares Commercial Real Estate Corp.	40,613	420
*	Forestar Group Inc.	14,347	409
	Marcus & Millichap Inc.	11,704	390
	Chatham Lodging Trust	38,943	381
	Whitestone REIT	38,020	380
	Gladstone Commercial Corp.	27,091	356
	CTO Realty Growth Inc.	17,704	312
*	FRP Holdings Inc.	5,322	303
	Office Properties Income Trust	37,609	278
*	Tejon Ranch Co.	16,359	273
	Orion Office REIT Inc.	44,649	260
	One Liberty Properties Inc.	13,172	259
	Hersha Hospitality Trust Class A	24,462	240
	RE/MAX Holdings Inc. Class A	13,644	221
	Community Healthcare Trust Inc.	6,612	219
	Postal Realty Trust Inc. Class A	14,693	212
	Alpine Income Property Trust Inc.	10,238	178
	BRT Apartments Corp.	9,309	174
	Douglas Elliman Inc.	63,323	159
	City Office REIT Inc.	30,455	154
	Braemar Hotels & Resorts Inc.	51,241	139
*	Star Holdings	10,124	138
	Stratus Properties Inc.	4,395	121
*	Compass Inc. Class A	33,599	121
		Shares	Market Value• ($000)
	CBL & Associates Properties Inc.	5,600	120
	RMR Group Inc. Class A	3,596	91
*	Transcontinental Realty Investors Inc.	1,482	51
	Saul Centers Inc.	741	28
*	American Realty Investors Inc.	1,103	22
*	Maui Land & Pineapple Co. Inc.	677	9
	Clipper Realty Inc.	1,310	8
			104,721
Technology (5.7%)
	Vishay Intertechnology Inc.	101,915	2,797
*	Synaptics Inc.	28,698	2,512
*	Sanmina Corp.	43,181	2,405
	Amkor Technology Inc.	80,976	2,264
*	Ziff Davis Inc.	28,626	1,908
*	IonQ Inc.	106,913	1,838
*	LiveRamp Holdings Inc.	50,547	1,635
*	NetScout Systems Inc.	53,988	1,546
	Xerox Holdings Corp.	90,704	1,441
*	Cohu Inc.	36,879	1,379
*	Bumble Inc. Class A	80,351	1,348
*	Semtech Corp.	50,912	1,331
*	ePlus Inc.	19,875	1,319
*	Ultra Clean Holdings Inc.	35,245	1,239
*	TTM Technologies Inc.	80,737	1,203
*	Veeco Instruments Inc.	40,290	1,176
*	Photronics Inc.	48,391	1,150
*	Veradigm Inc.	85,812	1,148
*	Parsons Corp.	17,733	1,011
	Methode Electronics Inc.	27,926	901
*	PAR Technology Corp.	19,683	856
*	Cerence Inc.	32,046	836
*	Ichor Holdings Ltd.	22,710	832
*	E2open Parent Holdings Inc.	159,830	772
*	SMART Global Holdings Inc.	29,770	769
*	Onto Innovation Inc.	5,513	766
*	Squarespace Inc. Class A	24,349	734
	Benchmark Electronics Inc.	28,020	721
*	Ambarella Inc.	11,145	693
	Kulicke & Soffa Industries Inc.	13,014	673
*	ScanSource Inc.	20,008	656
*	3D Systems Corp.	101,912	643
*	Diodes Inc.	7,702	630
*	Navitas Semiconductor Corp.	67,617	597
*	Alpha & Omega Semiconductor Ltd.	18,215	575
*	ACM Research Inc. Class A	32,203	566
*	Matterport Inc.	197,031	528
*	Rogers Corp.	3,637	526
*	Digital Turbine Inc.	56,860	507
*	Magnite Inc.	60,333	498
*	SmartRent Inc.	144,972	493
	PC Connection Inc.	9,125	485
*,1	Xometry Inc. Class A	23,687	451
*	Kimball Electronics Inc.	14,250	430
*	SolarWinds Corp.	39,835	424
*	Vimeo Inc.	104,269	415
*	nLight Inc.	34,437	393
*	PubMatic Inc. Class A	27,882	388
*	Fastly Inc. Class A	15,056	358
*	PROS Holdings Inc.	9,876	354
*,1	C3.ai Inc. Class A	10,885	338
*	Cleanspark Inc.	52,332	258
*	Daktronics Inc.	30,730	257

53

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Ebix Inc.	15,305	256
*	Plexus Corp.	2,463	250
*	Definitive Healthcare Corp.	23,645	222
*	Olo Inc. Class A	34,110	220
*	Consensus Cloud Solutions Inc.	6,745	215
*	Avid Technology Inc.	7,906	211
*	Unisys Corp.	52,202	210
*	Bandwidth Inc. Class A	14,059	202
	ON24 Inc.	25,501	175
	Immersion Corp.	24,627	173
*	TrueCar Inc.	68,850	165
*	Rackspace Technology Inc.	62,338	156
*	Asure Software Inc.	12,227	153
*	CommVault Systems Inc.	2,142	146
*	Brightcove Inc.	33,894	131
*	Verint Systems Inc.	4,004	130
	Richardson Electronics Ltd.	9,411	118
*	MeridianLink Inc.	6,646	118
*,1	Bit Digital Inc.	47,726	112
*	Tucows Inc. Class A	4,683	111
	Adeia Inc.	10,665	107
*	Nextdoor Holdings Inc.	46,089	100
*	Vivid Seats Inc. Class A	13,737	100
*	Grid Dynamics Holdings Inc.	8,464	98
*,1	Cipher Mining Inc.	30,506	97
*	FiscalNote Holdings Inc.	39,031	86
*	Terawulf Inc.	39,950	84
*	N-Able Inc.	5,473	73
*	Intevac Inc.	20,086	70
	American Software Inc. Class A	5,226	60
*	Eventbrite Inc. Class A	5,774	59
*	Aeva Technologies Inc.	61,968	58
*	CEVA Inc.	2,250	52
*	Planet Labs PBC	14,874	48
*	indie Semiconductor Inc. Class A	7,044	47
*	EverCommerce Inc.	3,904	41
	NVE Corp.	436	39
	Hackett Group Inc.	1,568	37
*	System1 Inc.	19,465	35
*	Atomera Inc.	4,778	30
*	OneSpan Inc.	2,229	27
*	Mediaalpha Inc. Class A	2,948	25
*	Mitek Systems Inc.	1,604	18
*	NextNav Inc.	3,523	15
*	EverQuote Inc. Class A	1,433	9
			54,862
Telecommunications (1.2%)
	Telephone and Data Systems Inc.	78,417	1,685
*	Lumen Technologies Inc.	798,699	1,270
*	Liberty Latin America Ltd. Class C	115,309	1,033
	Cogent Communications Holdings Inc.	12,693	896
	Shenandoah Telecommunications Co.	38,439	874
*	Gogo Inc.	47,936	544
	Adtran Holdings Inc.	61,370	525
*	EchoStar Corp. Class A	26,762	465
	Bel Fuse Inc. Class B	7,607	398
*	Xperi Inc.	32,980	389
*,1	fuboTV Inc.	159,029	372
*	WideOpenWest Inc.	40,313	327
*	Viavi Solutions Inc.	30,837	322
		Shares	Market Value• ($000)
	ATN International Inc.	8,603	309
*	Aviat Networks Inc.	8,654	305
*	NETGEAR Inc.	22,339	294
*	Liberty Latin America Ltd. Class A	28,236	253
	Comtech Telecommunications Corp.	21,334	214
*	Ribbon Communications Inc.	71,267	211
*	Consolidated Communications Holdings Inc.	51,460	203
	Spok Holdings Inc.	13,988	199
*	Digi International Inc.	2,979	100
*	Globalstar Inc.	67,867	98
*	KVH Industries Inc.	14,786	78
*	IDT Corp. Class B	2,833	66
*	Anterix Inc.	1,261	42
*	DZS Inc.	17,143	40
			11,512
Utilities (4.1%)
	Portland General Electric Co.	76,819	3,369
	ONE Gas Inc.	43,724	3,169
	Southwest Gas Holdings Inc.	48,804	3,022
	Black Hills Corp.	52,738	2,901
[1]	Brookfield Infrastructure Corp. Class A (XTSE)	70,299	2,731
	PNM Resources Inc.	60,471	2,680
	ALLETE Inc.	45,799	2,514
	NorthWestern Corp.	47,241	2,381
	Spire Inc.	40,666	2,375
	Avista Corp.	59,709	1,988
	SJW Group	24,520	1,613
	New Jersey Resources Corp.	36,661	1,546
	California Water Service Group	30,194	1,517
	Ormat Technologies Inc. (XNYS)	15,083	1,145
	Northwest Natural Holding Co.	28,545	1,121
	MGE Energy Inc.	14,187	1,028
*,1	Sunnova Energy International Inc.	41,607	579
	Chesapeake Utilities Corp.	4,944	544
*,1	Li-Cycle Holdings Corp.	108,058	480
*	Enviri Corp.	63,323	472
*	Heritage-Crystal Clean Inc.	10,474	472
	Unitil Corp.	9,062	442
*,1	Altus Power Inc.	49,924	323
	Consolidated Water Co. Ltd.	8,423	224
	Aris Water Solution Inc. Class A	21,907	224
	Genie Energy Ltd. Class B	7,361	113
	RGC Resources Inc.	5,975	108
	Artesian Resources Corp. Class A	1,767	82
	Excelerate Energy Inc. Class A	3,028	56
			39,219
Total Common Stocks (Cost $1,044,601)			964,108

54

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[5,6]	Vanguard Market Liquidity Fund, 5.384% (Cost $15,507)	155,122	15,510
Total Investments (101.5%) (Cost $1,060,108)			979,618
Other Assets and Liabilities—Net (-1.5%)			(14,552)
Net Assets (100%)			965,066
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,821,000.
2	Restricted securities totaling $129,000, representing 0.0% of net assets.
3	Security value determined using significant unobservable inputs.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $14,435,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2023	10	951	(10)

See accompanying Notes, which are an integral part of the Financial Statements.
55

Russell 2000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,044,601)	964,108
Affiliated Issuers (Cost $15,507)	15,510
Total Investments in Securities	979,618
Investment in Vanguard	33
Cash Collateral Pledged—Futures Contracts	140
Receivables for Investment Securities Sold	1,107
Receivables for Accrued Income	1,386
Receivables for Capital Shares Issued	1
Total Assets	982,285
Liabilities
Due to Custodian	998
Payables for Investment Securities Purchased	1,715
Collateral for Securities on Loan	14,435
Payables for Capital Shares Redeemed	10
Payables to Vanguard	56
Variation Margin Payable—Futures Contracts	5
Total Liabilities	17,219
Net Assets	965,066
1 Includes $12,821,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	1,309,145
Total Distributable Earnings (Loss)	(344,079)
Net Assets	965,066

ETF Shares—Net Assets
Applicable to 6,225,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	788,457
Net Asset Value Per Share—ETF Shares	$126.66

Institutional Shares—Net Assets
Applicable to 706,921 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	176,609
Net Asset Value Per Share—Institutional Shares	$249.83

See accompanying Notes, which are an integral part of the Financial Statements.
56

Russell 2000 Value Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	22,648
Interest[2]	47
Securities Lending—Net	1,261
Total Income	23,956
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative—ETF Shares	971
Management and Administrative—Institutional Shares	105
Marketing and Distribution—ETF Shares	46
Marketing and Distribution—Institutional Shares	7
Custodian Fees	91
Auditing Fees	28
Shareholders’ Reports—ETF Shares	62
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Other Expenses	24
Total Expenses	1,359
Expenses Paid Indirectly	(1)
Net Expenses	1,358
Net Investment Income	22,598
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(46,083)
Futures Contracts	(92)
Realized Net Gain (Loss)	(46,175)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	38,659
Futures Contracts	45
Change in Unrealized Appreciation (Depreciation)	38,704
Net Increase (Decrease) in Net Assets Resulting from Operations	15,127
1	Dividends are net of foreign withholding taxes of $21,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $43,000, $2,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $47,457,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
57

Russell 2000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,598	20,250
Realized Net Gain (Loss)	(46,175)	123,769
Change in Unrealized Appreciation (Depreciation)	38,704	(276,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,127	(132,177)
Distributions
ETF Shares	(18,223)	(17,288)
Institutional Shares	(4,018)	(3,679)
Total Distributions	(22,241)	(20,967)
Capital Share Transactions
ETF Shares	(41,552)	(71,282)
Institutional Shares	(7,012)	7,217
Net Increase (Decrease) from Capital Share Transactions	(48,564)	(64,065)
Total Increase (Decrease)	(55,678)	(217,209)
Net Assets
Beginning of Period	1,020,744	1,237,953
End of Period	965,066	1,020,744

See accompanying Notes, which are an integral part of the Financial Statements.
58

Russell 2000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$126.77	$143.88	$91.76	$99.51	$119.05
Investment Operations
Net Investment Income[1]	2.816	2.353	1.998	1.868	1.912
Net Realized and Unrealized Gain (Loss) on Investments	(.234)	(16.986)	51.982	(7.771)	(19.589)
Total from Investment Operations	2.582	(14.633)	53.980	(5.903)	(17.677)
Distributions
Dividends from Net Investment Income	(2.692)	(2.477)	(1.860)	(1.847)	(1.863)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.692)	(2.477)	(1.860)	(1.847)	(1.863)
Net Asset Value, End of Period	$126.66	$126.77	$143.88	$91.76	$99.51
Total Return	2.19%	-10.28%	59.34%	-6.05%	-14.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$788	$837	$1,036	$303	$251
Ratio of Total Expenses to Average Net Assets	0.15%[2]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.27%	1.71%	1.52%	1.99%	1.83%
Portfolio Turnover Rate[3]	27%	28%	45%	38%	27%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
59

Russell 2000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$250.04	$283.82	$180.98	$196.24	$234.81
Investment Operations
Net Investment Income[1]	5.717	4.918	4.212	3.783	3.966
Net Realized and Unrealized Gain (Loss) on Investments	(.456)	(33.609)	102.428	(15.303)	(38.670)
Total from Investment Operations	5.261	(28.691)	106.640	(11.520)	(34.704)
Distributions
Dividends from Net Investment Income	(5.471)	(5.089)	(3.800)	(3.740)	(3.866)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.471)	(5.089)	(3.800)	(3.740)	(3.866)
Net Asset Value, End of Period	$249.83	$250.04	$283.82	$180.98	$196.24
Total Return	2.26%	-10.23%	59.46%	-5.97%	-14.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$177	$184	$202	$88	$140
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.34%	1.82%	1.67%	2.04%	1.90%
Portfolio Turnover Rate[3]	27%	28%	45%	38%	27%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
60

Russell 2000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
61

Russell 2000 Value Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
62

Russell 2000 Value Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
63

Russell 2000 Value Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	963,978	129	1	964,108
Temporary Cash Investments	15,510	—	—	15,510
Total	979,488	129	1	979,618
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	10	—	—	10
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	47,449
Total Distributable Earnings (Loss)	(47,449)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,014
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(84,478)
Capital Loss Carryforwards	(264,615)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(344,079)
64

Russell 2000 Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	22,241	20,967
Long-Term Capital Gains	—	—
Total	22,241	20,967
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,064,096
Gross Unrealized Appreciation	102,538
Gross Unrealized Depreciation	(187,016)
Net Unrealized Appreciation (Depreciation)	(84,478)
F.	During the year ended August 31, 2023, the fund purchased $484,130,000 of investment securities and sold $528,275,000 of investment securities, other than temporary cash investments. Purchases and sales include $187,232,000 and $263,708,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $113,665,000 and sales were $56,188,000, resulting in net realized loss of $18,344,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	223,537	1,825	678,843	4,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(265,089)	(2,200)	(750,125)	(5,550)
Net Increase (Decrease)—ETF Shares	(41,552)	(375)	(71,282)	(600)
65

Russell 2000 Value Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	25,641	108	14,097	50
Issued in Lieu of Cash Distributions	4,016	17	3,678	14
Redeemed	(36,669)	(154)	(10,558)	(40)
Net Increase (Decrease)—Institutional Shares	(7,012)	(29)	7,217	24
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no material events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
66

Russell 2000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	6.87%	2.50%	8.20%	$22,002
Russell 2000 Growth Index Fund ETF Shares Market Price	6.88	2.51	8.21	22,006
Russell 2000 Growth Index	6.78	2.46	8.17	21,936
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Growth Index Fund Institutional Shares	6.94%	2.58%	8.31%	$11,105,989
Russell 2000 Growth Index	6.78	2.46	8.17	10,967,992
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
67

Russell 2000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 2000 Growth Index Fund ETF Shares Market Price	6.88%	13.17%	120.06%
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	6.87	13.16	120.02
Russell 2000 Growth Index	6.78	12.94	119.36
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
68

Russell 2000 Growth Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	3.4%
Consumer Discretionary	13.0
Consumer Staples	3.5
Energy	6.3
Financials	5.2
Health Care	21.3
Industrials	22.4
Real Estate	1.6
Technology	19.7
Telecommunications	1.8
Utilities	1.8
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
69

Russell 2000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.1%)
Basic Materials (3.4%)
	Balchem Corp.	27,880	3,917
	Cabot Corp.	48,307	3,500
*	Livent Corp.	157,409	3,380
	Sensient Technologies Corp.	36,721	2,262
	Quaker Chemical Corp.	12,116	2,150
	Innospec Inc.	19,157	2,058
	Materion Corp.	17,879	1,945
*	Ingevity Corp.	32,553	1,754
	Mueller Industries Inc.	21,186	1,635
	Sylvamo Corp.	31,726	1,325
*	Constellium SE	68,189	1,228
	Orion SA	48,874	1,106
	Hawkins Inc.	16,861	1,049
	Kaiser Aluminum Corp.	13,178	1,001
	Compass Minerals International Inc.	29,855	900
*	Novagold Resources Inc.	210,719	868
*,1	Energy Fuels Inc.	117,995	841
	UFP Industries Inc.	8,012	836
*,1	Ivanhoe Electric Inc.	48,585	759
	Hecla Mining Co.	109,903	483
*	Century Aluminum Co.	46,202	344
	GrafTech International Ltd.	94,717	335
	Omega Flex Inc.	2,858	239
*	Piedmont Lithium Inc.	5,286	237
	Stepan Co.	2,186	191
*	Ecovyst Inc.	18,006	184
*,1	LanzaTech Global Inc.	17,620	117
*	Perpetua Resources Corp.	32,470	108
*	Dakota Gold Corp.	30,926	89
*,1	5e Advanced Materials Inc.	29,409	75
	American Vanguard Corp.	3,985	55
	Ryerson Holding Corp.	1,292	40
*	Contango ORE Inc.	1,543	28
*	i-80 Gold Corp.	10,677	21
*	NioCorp Developments Ltd.	1,912	7
			35,067
Consumer Discretionary (13.0%)
*	elf Beauty Inc.	43,768	6,071
*	Fox Factory Holding Corp.	37,198	4,122
*	Duolingo Inc.	25,019	3,682
	Academy Sports & Outdoors Inc.	65,109	3,553
*	Visteon Corp.	24,529	3,416
*	Hilton Grand Vacations Inc.	70,951	3,102
		Shares	Market Value• ($000)
	International Game Technology plc	94,630	3,030
*	Light & Wonder Inc.	37,335	2,862
*	Boot Barn Holdings Inc.	25,947	2,381
*	Frontdoor Inc.	71,743	2,355
*	Shake Shack Inc. Class A	32,932	2,305
	Steven Madden Ltd.	65,632	2,264
	Inter Parfums Inc.	16,010	2,237
	Kontoor Brands Inc.	48,518	2,222
	Bloomin' Brands Inc.	76,429	2,145
*	Cavco Industries Inc.	7,631	2,133
*	Coursera Inc.	113,580	1,975
*	Dorman Products Inc.	22,984	1,896
*	ACV Auctions Inc. Class A	110,884	1,864
*	Skyline Champion Corp.	26,143	1,863
*	Carvana Co.	36,845	1,855
	Papa John's International Inc.	23,736	1,797
*	Gentherm Inc.	28,899	1,740
*	XPEL Inc.	19,683	1,640
*	SeaWorld Entertainment Inc.	32,931	1,604
	Acushnet Holdings Corp.	27,189	1,592
	Cracker Barrel Old Country Store Inc.	19,208	1,583
*	Stride Inc.	36,944	1,570
*	Sonos Inc.	110,600	1,524
*	Dave & Buster's Entertainment Inc.	37,755	1,483
	Jack in the Box Inc.	18,085	1,454
	Upbound Group Inc.	45,023	1,379
*	Atlanta Braves Holdings Inc. Class C	37,374	1,377
*,1	Luminar Technologies Inc.	237,056	1,365
	Cheesecake Factory Inc.	42,252	1,346
	Laureate Education Inc.	96,339	1,342
*	Cinemark Holdings Inc.	79,778	1,299
	PriceSmart Inc.	15,865	1,261
*	Abercrombie & Fitch Co. Class A	22,032	1,184
*	Brinker International Inc.	35,125	1,150
*	Six Flags Entertainment Corp.	49,915	1,146
	Dillard's Inc. Class A	3,155	1,089
*	Cars.com Inc.	57,980	1,084
*	PowerSchool Holdings Inc. Class A	48,831	1,080
	Hanesbrands Inc.	204,947	1,076
*	Madison Square Garden Entertainment Corp.	32,171	1,032
70

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	LCI Industries	8,120	1,017
*,1	Fisker Inc.	170,882	1,003
	Oxford Industries Inc.	9,862	996
	Red Rock Resorts Inc. Class A	22,349	982
	Buckle Inc.	26,616	973
*	Sweetgreen Inc. Class A	67,760	973
*	Chegg Inc.	88,915	908
	Camping World Holdings Inc. Class A	36,421	901
*	Sally Beauty Holdings Inc.	88,088	895
*	iRobot Corp.	21,627	841
	Monarch Casino & Resort Inc.	11,734	791
*	Udemy Inc.	74,750	774
*	Imax Corp.	39,154	749
	Sturm Ruger & Co. Inc.	14,099	727
*	OneSpaWorld Holdings Ltd.	63,554	727
*	Portillo's Inc. Class A	37,009	679
	Dine Brands Global Inc.	12,255	671
*	Everi Holdings Inc.	46,108	667
*	Arlo Technologies Inc.	66,624	651
	Golden Entertainment Inc.	17,634	642
*	Urban Outfitters Inc.	18,683	620
	American Eagle Outfitters Inc.	35,826	608
*	Figs Inc. Class A	98,324	608
*	Accel Entertainment Inc.	46,971	558
*	Rover Group Inc.	81,010	548
	Arko Corp.	71,781	541
*	Malibu Boats Inc. Class A	10,940	531
*	Revolve Group Inc.	35,760	524
*	Corsair Gaming Inc.	32,219	506
*	Lions Gate Entertainment Corp. Class B	67,699	504
*	Viad Corp.	17,763	504
	Wolverine World Wide Inc.	61,205	495
*	Chuy's Holdings Inc.	12,964	494
	RCI Hospitality Holdings Inc.	7,457	487
*	European Wax Center Inc. Class A	27,945	485
*	Integral Ad Science Holding Corp.	32,926	470
*	QuinStreet Inc.	45,279	448
*,1	Super Group SGHC Ltd.	118,328	447
*	Kura Sushi USA Inc. Class A	5,100	446
*	Instructure Holdings Inc.	16,883	437
	Hibbett Inc.	9,131	423
*	Xponential Fitness Inc. Class A	18,382	398
*	Atlanta Braves Holdings Inc. Class A	9,494	397
[1]	Cricut Inc. Class A	41,410	392
*	Green Brick Partners Inc.	7,545	373
*	BJ's Restaurants Inc.	12,393	364
	Carriage Services Inc.	11,629	358
*	Sabre Corp.	71,398	357
*	Denny's Corp.	36,873	351
*	Vizio Holding Corp. Class A	58,495	336
*	MasterCraft Boat Holdings Inc.	15,181	330
	Krispy Kreme Inc.	24,315	326
	Global Industrial Co.	8,927	302
	Matthews International Corp. Class A	6,863	289
*	Lions Gate Entertainment Corp. Class A	35,395	280
		Shares	Market Value• ($000)
*	Lovesac Co.	12,233	280
*	Sun Country Airlines Holdings Inc.	18,206	271
	Bluegreen Vacations Holding Corp.	7,519	270
*	PROG Holdings Inc.	7,755	266
*	Sleep Number Corp.	9,901	253
*	Inspired Entertainment Inc.	18,934	250
*	Rush Street Interactive Inc.	54,318	250
*,1	Dream Finders Homes Inc. Class A	8,599	248
*	Nerdy Inc.	51,889	243
	Build-A-Bear Workshop Inc.	9,157	241
*	Bowlero Corp.	21,929	241
	Alta Equipment Group Inc.	16,615	236
*	Bally's Corp.	14,115	234
*	CarParts.com Inc.	46,315	224
*	Liquidity Services Inc.	12,200	223
*	PlayAGS Inc.	32,283	221
*,1	Mondee Holdings Inc.	34,106	221
*	Frontier Group Holdings Inc.	33,329	209
*	Life Time Group Holdings Inc.	12,130	209
	Entravision Communications Corp. Class A	52,709	202
*	EW Scripps Co. Class A	24,556	188
*	Potbelly Corp.	22,918	183
*	LGI Homes Inc.	1,395	172
	Nathan's Famous Inc.	2,246	163
*,1	Stitch Fix Inc. Class A	35,252	155
*	Funko Inc. Class A	20,523	143
*	Red Robin Gourmet Burgers Inc.	13,672	142
*	Century Casinos Inc.	20,623	134
*	ONE Group Hospitality Inc.	19,476	133
*	Gambling.com Group Ltd.	9,125	129
	Climb Global Solutions Inc.	2,948	127
	HNI Corp.	3,747	123
	Allegiant Travel Co.	1,378	122
*	Full House Resorts Inc.	25,304	122
*	First Watch Restaurant Group Inc.	5,526	106
*,1	Livewire Group Inc.	9,423	105
	Marine Products Corp.	7,367	103
	Townsquare Media Inc. Class A	9,988	96
*	Noodles & Co.	34,287	95
*	Stoneridge Inc.	4,287	88
*	National Vision Holdings Inc.	4,678	86
*,1	Blink Charging Co.	21,218	84
*	Leslie's Inc.	13,060	82
*	Solo Brands Inc. Class A	13,973	78
	Guess? Inc.	2,813	68
*	Cooper-Standard Holdings Inc.	4,504	67
*	Daily Journal Corp.	212	63
	Sinclair Inc.	4,814	61
*	ThredUP Inc. Class A	11,323	45
*	Universal Technical Institute Inc.	4,988	40
	Gray Television Inc.	4,676	38
*	Envela Corp.	6,497	33
*	Loop Media Inc.	31,161	27
*	Lindblad Expeditions Holdings Inc.	2,748	25

71

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Boston Omaha Corp. Class A	1,324	23
*,1	Torrid Holdings Inc.	9,985	23
*	SES AI Corp.	9,696	20
*	Savers Value Village Inc.	763	19
*	Cava Group Inc.	346	15
	Clarus Corp.	1,934	14
*	2U Inc.	3,635	12
	Rocky Brands Inc.	497	9
*	Qurate Retail Inc. Class B	1,495	9
*	Liberty TripAdvisor Holdings Inc. Class B	225	7
	Escalade Inc.	304	5
*	Duluth Holdings Inc. Class B	705	4
*	Rent the Runway Inc. Class A	2,924	4
			132,016
Consumer Staples (3.5%)
*	Sprouts Farmers Market Inc.	90,309	3,684
	Coca-Cola Consolidated Inc.	4,163	2,910
*	Simply Good Foods Co.	79,171	2,857
	Lancaster Colony Corp.	17,034	2,814
	WD-40 Co.	11,841	2,544
	Energizer Holdings Inc.	62,533	2,148
	J & J Snack Foods Corp.	13,113	2,126
	MGP Ingredients Inc.	13,806	1,655
	Cal-Maine Foods Inc.	31,168	1,490
*	BellRing Brands Inc.	31,182	1,294
*	National Beverage Corp.	20,658	1,060
	Utz Brands Inc.	62,726	968
*	Herbalife Ltd.	63,137	948
*	Chefs' Warehouse Inc.	30,674	875
	Medifast Inc.	9,353	789
	John B Sanfilippo & Son Inc.	7,810	784
*	Sovos Brands Inc.	34,585	775
*	Vita Coco Co. Inc.	24,902	704
*	USANA Health Sciences Inc.	9,904	637
*	Hostess Brands Inc.	21,593	615
*,1	Beyond Meat Inc.	51,642	609
	Calavo Growers Inc.	15,082	497
*	Beauty Health Co.	71,347	440
	Dole plc	35,483	423
	Turning Point Brands Inc.	14,843	365
*	SunOpta Inc.	75,387	331
*	Vital Farms Inc.	26,599	313
	Primo Water Corp.	18,946	289
*	TreeHouse Foods Inc.	5,437	253
*	Westrock Coffee Co.	24,743	248
	Vector Group Ltd.	21,978	235
*	Brookfield Realty Capital Corp. Class A	29,385	133
*	Duckhorn Portfolio Inc.	7,277	91
	Oil-Dri Corp. of America	1,092	74
*	Mission Produce Inc.	5,851	56
*	Zevia PBC Class A	12,216	31
			36,065
Energy (6.3%)
	ChampionX Corp.	173,451	6,260
*	Weatherford International plc	62,052	5,493
	Noble Corp. plc	77,811	4,104
*	Valaris Ltd.	53,529	4,032
*	Denbury Inc.	43,833	4,014
		Shares	Market Value• ($000)
	Magnolia Oil & Gas Corp. Class A	149,636	3,412
*	Array Technologies Inc.	132,068	3,285
	Cactus Inc. Class A	56,389	3,008
*	Shoals Technologies Group Inc. Class A	149,534	2,943
*	Kosmos Energy Ltd.	398,052	2,898
*	Tidewater Inc.	41,429	2,694
	Northern Oil and Gas Inc.	57,726	2,415
*	Oceaneering International Inc.	87,682	1,998
*	NEXTracker Inc. Class A	37,886	1,596
*	Borr Drilling Ltd.	199,284	1,393
*	Ameresco Inc. Class A	28,012	1,218
	Matador Resources Co.	17,475	1,110
	Equitrans Midstream Corp.	110,388	1,060
*	Fluence Energy Inc.	34,276	903
*	Nabors Industries Ltd. (XNYS)	7,202	797
	Sitio Royalties Corp. Class A	31,005	787
	CVR Energy Inc.	23,581	771
*	Expro Group Holdings NV	28,818	677
*	Par Pacific Holdings Inc.	18,484	635
*	TETRA Technologies Inc.	109,301	600
*	Montauk Renewables Inc.	58,104	555
*,1	SunPower Corp.	76,092	545
	Permian Resources Corp.	34,954	496
*	W&T Offshore Inc.	85,332	348
	Core Laboratories Inc.	13,077	314
	Archrock Inc.	21,689	277
*	Green Plains Inc.	8,865	275
	Riley Exploration Permian Inc.	7,710	258
*	NexTier Oilfield Solutions Inc.	23,582	250
	Enviva Inc.	27,181	250
*,1	Maxeon Solar Technologies Ltd.	14,844	234
	Evolution Petroleum Corp.	27,492	233
*	MRC Global Inc.	24,948	232
*	TPI Composites Inc.	36,988	187
	Crescent Energy Co. Class A	13,181	180
*,1	NextDecade Corp.	27,035	164
	Alpha Metallurgical Resources Inc.	790	160
	Liberty Energy Inc.	9,089	145
*	REX American Resources Corp.	3,385	134
	Golar LNG Ltd.	5,749	127
*	DMC Global Inc.	5,172	124
[1]	HighPeak Energy Inc.	7,625	112
*	FTC Solar Inc.	54,693	103
*	Empire Petroleum Corp.	8,830	77
*	SilverBow Resources Inc.	1,604	69
	Kinetik Holdings Inc.	1,592	56
*	ProFrac Holding Corp. Class A	4,764	52
	Atlas Energy Solutions Inc. Class A	2,397	51
	VAALCO Energy Inc.	10,124	42
*	EVgo Inc.	8,581	34
*	Tellurian Inc.	26,399	30
*	Kodiak Gas Services Inc.	1,320	24
	Solaris Oilfield Infrastructure Inc. Class A	2,059	22

72

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	KLX Energy Services Holdings Inc.	1,149	12
			64,275
Financials (5.2%)
	Selective Insurance Group Inc.	52,483	5,207
	First Financial Bankshares Inc.	113,933	3,272
	FirstCash Holdings Inc.	32,849	2,934
*,2	Focus Financial Partners Inc. Class A	51,043	2,705
*,1	Upstart Holdings Inc.	62,862	2,022
	Piper Sandler Cos.	12,507	1,863
*,1	Marathon Digital Holdings Inc.	146,845	1,846
	Hamilton Lane Inc. Class A	18,855	1,750
*	Bancorp Inc.	46,706	1,715
	PJT Partners Inc. Class A	21,180	1,673
	Moelis & Co. Class A	34,197	1,621
	Artisan Partners Asset Management Inc. Class A	38,688	1,486
	Cohen & Steers Inc.	22,645	1,476
	StepStone Group Inc. Class A	46,975	1,450
*	BRP Group Inc. Class A	51,477	1,369
*	Goosehead Insurance Inc. Class A	18,765	1,311
*,1	Riot Platforms Inc.	97,158	1,103
*	Palomar Holdings Inc.	21,246	1,084
*,1	Trupanion Inc.	34,484	1,025
	Stock Yards Bancorp Inc.	20,707	948
	WisdomTree Inc.	120,169	877
	ServisFirst Bancshares Inc.	15,004	841
	B Riley Financial Inc.	16,283	834
	Victory Capital Holdings Inc. Class A	21,689	747
	Patria Investments Ltd. Class A	47,352	683
*	Open Lending Corp. Class A	79,839	659
	BGC Group Inc. Class A	130,604	645
*	Avantax Inc.	30,426	636
*	Assetmark Financial Holdings Inc.	19,181	554
	P10 Inc. Class A	37,639	454
	AMERISAFE Inc.	8,508	441
	Diamond Hill Investment Group Inc.	2,543	429
*	Coastal Financial Corp.	9,421	415
	Brookfield Business Corp. Class A	22,527	398
	Pathward Financial Inc.	8,003	394
	Perella Weinberg Partners	36,907	389
	Westamerica BanCorp	6,916	304
	HCI Group Inc.	5,586	298
*	Axos Financial Inc.	5,963	257
	BancFirst Corp.	2,655	254
	Esquire Financial Holdings Inc.	5,303	248
	GCM Grosvenor Inc. Class A	32,235	246
	Brightsphere Investment Group Inc.	11,069	229
	Federal Agricultural Mortgage Corp. Class C	1,315	221
	First BanCorp (XNYS)	13,530	188
*	Columbia Financial Inc.	10,610	182
*	NMI Holdings Inc. Class A	5,790	166
		Shares	Market Value• ($000)
	Virtus Investment Partners Inc.	787	163
	Silvercrest Asset Management Group Inc. Class A	8,390	162
*	StoneX Group Inc.	1,718	161
	Sculptor Capital Management Inc.	12,351	144
	Crawford & Co. Class A	12,398	133
*,1	AlTi Global Inc.	17,981	131
	Capital City Bank Group Inc.	3,909	119
	NBT Bancorp Inc.	3,433	118
	Tiptree Inc.	5,881	104
	Five Star Bancorp	4,649	102
*	Lemonade Inc.	7,309	101
	City Holding Co.	1,099	100
	PennyMac Financial Services Inc.	1,372	98
	Bank of NT Butterfield & Son Ltd.	3,112	91
	Greene County Bancorp Inc.	3,126	90
*	SiriusPoint Ltd.	7,862	87
*	Kingsway Financial Services Inc.	9,081	80
	Lakeland Financial Corp.	1,383	72
	HomeTrust Bancshares Inc.	2,952	67
*	Oscar Health Inc. Class A	10,276	64
	Universal Insurance Holdings Inc.	4,824	61
*	Skyward Specialty Insurance Group Inc.	2,492	61
*	eHealth Inc.	7,350	57
	Stellar Bancorp Inc.	2,132	45
*	LendingTree Inc.	2,162	41
	Citizens Financial Services Inc.	703	38
	Value Line Inc.	699	37
	FS Bancorp Inc.	1,108	33
*	Metropolitan Bank Holding Corp.	819	33
*	World Acceptance Corp.	222	30
	Investors Title Co.	183	26
	F&G Annuities & Life Inc.	905	26
	Regional Management Corp.	903	25
	Plumas Bancorp	608	21
	Burke & Herbert Financial Services Corp.	415	21
	BayCom Corp.	866	17
	MVB Financial Corp.	682	16
*	Third Coast Bancshares Inc.	742	14
	Bank7 Corp.	178	4
			52,642
Health Care (21.4%)
*	Option Care Health Inc.	148,260	5,164
*	Halozyme Therapeutics Inc.	116,354	4,952
*	HealthEquity Inc.	73,273	4,950
	Ensign Group Inc.	47,517	4,762
*	Intra-Cellular Therapies Inc.	81,655	4,533
*	Alkermes plc	144,569	4,220
*	Vaxcyte Inc.	80,122	4,160
*	Lantheus Holdings Inc.	59,294	4,058
*	Haemonetics Corp.	43,696	3,921
*	Guardant Health Inc.	96,913	3,787
*	Merit Medical Systems Inc.	49,556	3,235
*	Amicus Therapeutics Inc.	244,474	3,134

73

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Glaukos Corp.	40,845	3,069
*	REVOLUTION Medicines Inc.	88,401	3,003
	CONMED Corp.	26,716	2,978
*	ACADIA Pharmaceuticals Inc.	105,615	2,854
*	Inari Medical Inc.	42,010	2,799
*	iRhythm Technologies Inc.	26,745	2,765
	Select Medical Holdings Corp.	90,632	2,647
*	Blueprint Medicines Corp.	53,038	2,644
*	Inmode Ltd.	67,508	2,639
*	Cytokinetics Inc.	75,092	2,624
*	Progyny Inc.	68,483	2,557
*	Insmed Inc.	115,003	2,517
*	Arrowhead Pharmaceuticals Inc.	89,379	2,470
*	Axonics Inc.	42,763	2,450
*	Evolent Health Inc. Class A	96,034	2,450
*	Denali Therapeutics Inc.	103,052	2,379
*	Krystal Biotech Inc.	18,843	2,346
*	Axsome Therapeutics Inc.	28,678	2,317
*,1	Corcept Therapeutics Inc.	69,961	2,290
*	Madrigal Pharmaceuticals Inc.	11,871	2,137
*	Bridgebio Pharma Inc.	69,485	2,078
*	PTC Therapeutics Inc.	49,858	1,969
*	ImmunoGen Inc.	123,152	1,951
*	Akero Therapeutics Inc.	39,170	1,944
*	Surgery Partners Inc.	53,469	1,939
*	Prothena Corp. plc	36,145	1,909
*	STAAR Surgical Co.	42,400	1,838
*	TransMedics Group Inc.	27,674	1,816
*	Amphastar Pharmaceuticals Inc.	33,053	1,762
*	CorVel Corp.	7,594	1,644
*	Privia Health Group Inc.	58,876	1,545
*	RadNet Inc.	42,991	1,436
*	SpringWorks Therapeutics Inc.	50,703	1,429
*	Apollo Medical Holdings Inc.	37,290	1,412
*	Pacira BioSciences Inc.	39,658	1,400
*	Ventyx Biosciences Inc.	40,742	1,365
*	Supernus Pharmaceuticals Inc.	42,794	1,363
*	Dynavax Technologies Corp.	94,769	1,361
*	Vericel Corp.	41,460	1,361
*	Pacific Biosciences of California Inc.	120,229	1,356
*	AtriCure Inc.	29,195	1,318
*	Morphic Holding Inc.	23,448	1,291
*	Revance Therapeutics Inc.	72,619	1,280
*	Cerevel Therapeutics Holdings Inc.	53,872	1,277
*	Phreesia Inc.	44,471	1,266
*	TG Therapeutics Inc.	119,487	1,251
*	Beam Therapeutics Inc.	53,753	1,246
*	Arcellx Inc.	33,053	1,185
*	Catalyst Pharmaceuticals Inc.	83,978	1,179
*	Cymabay Therapeutics Inc.	85,412	1,174
*	Rhythm Pharmaceuticals Inc.	44,743	1,164
*	Viking Therapeutics Inc.	83,742	1,156
*	Arvinas Inc.	40,542	1,144
	US Physical Therapy Inc.	11,293	1,139
		Shares	Market Value• ($000)
*	Zentalis Pharmaceuticals Inc.	42,790	1,136
*	Omnicell Inc.	19,376	1,102
*	UFP Technologies Inc.	6,173	1,085
*	PROCEPT BioRobotics Corp.	31,423	1,072
*	Aurinia Pharmaceuticals Inc.	117,932	1,070
*	Immunovant Inc.	46,985	1,067
*	Harmony Biosciences Holdings Inc.	28,719	1,041
	LeMaitre Vascular Inc.	17,191	994
*	Amylyx Pharmaceuticals Inc.	44,229	954
*	Nuvalent Inc. Class A	20,885	952
*	89bio Inc.	53,833	923
*	Ideaya Biosciences Inc.	30,453	894
*	Warby Parker Inc. Class A	73,842	887
*	BioCryst Pharmaceuticals Inc.	124,493	885
*	Syndax Pharmaceuticals Inc.	47,804	885
*	Sage Therapeutics Inc.	43,148	863
*	Travere Therapeutics Inc.	58,830	840
*	MannKind Corp.	182,103	839
*	Pliant Therapeutics Inc.	49,208	831
*	Cytek Biosciences Inc.	105,503	802
*	Geron Corp. (XNGS)	328,044	797
*	Accolade Inc.	54,273	732
*,1	Cassava Sciences Inc.	34,633	726
*	Hims & Hers Health Inc.	106,423	714
	Healthcare Services Group Inc.	61,569	711
*	Collegium Pharmaceutical Inc.	30,178	707
*	SI-BONE Inc.	30,275	693
*	Keros Therapeutics Inc.	19,612	689
*	RxSight Inc.	23,591	684
*	Rocket Pharmaceuticals Inc.	43,204	676
*	Silk Road Medical Inc.	33,455	646
*	Avid Bioservices Inc.	54,055	638
*	Kymera Therapeutics Inc.	33,097	631
*	Mirum Pharmaceuticals Inc.	23,287	615
*	Treace Medical Concepts Inc.	39,369	612
*	DocGo Inc.	67,714	606
*	Xencor Inc.	27,492	604
*	Protagonist Therapeutics Inc.	29,650	588
*	Outset Medical Inc.	43,033	586
*	Addus HomeCare Corp.	6,443	565
	Atrion Corp.	1,197	557
*	ANI Pharmaceuticals Inc.	8,622	555
*	Paragon 28 Inc.	38,300	549
*	Day One Biopharmaceuticals Inc.	39,201	529
	National Research Corp.	12,576	526
*	Viridian Therapeutics Inc.	28,967	526
*	Ardelyx Inc.	121,497	518
	Patterson Cos. Inc.	16,544	497
*,1	Novavax Inc.	62,034	496
*	Adaptive Biotechnologies Corp.	72,607	492
*	NextGen Healthcare Inc.	26,792	488
*,1	Anavex Life Sciences Corp.	61,285	484
*	OrthoPediatrics Corp.	12,219	467
*,1	Prime Medicine Inc.	34,261	454
*	Aclaris Therapeutics Inc.	60,475	452

74

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Alphatec Holdings Inc.	27,660	452
*	Surmodics Inc.	12,052	444
*	Alignment Healthcare Inc.	74,338	434
*	Ironwood Pharmaceuticals Inc.	49,110	432
*	Inhibrx Inc.	19,809	424
*	LifeStance Health Group Inc.	50,574	415
*	Intellia Therapeutics Inc.	10,999	412
*	AdaptHealth Corp.	33,346	398
*	Cogent Biosciences Inc.	32,325	395
*	Tactile Systems Technology Inc.	20,253	384
*	Arcutis Biotherapeutics Inc.	44,791	382
*	PetIQ Inc.	19,816	378
*	ADMA Biologics Inc.	96,685	372
*	Rapt Therapeutics Inc.	19,306	369
*	BioLife Solutions Inc.	27,829	368
*	Avita Medical Inc.	21,895	357
*	ModivCare Inc.	11,128	357
*	Evolus Inc.	35,937	355
*	Harrow Health Inc.	22,795	346
*	Pulmonx Corp.	32,109	336
*	Disc Medicine Inc.	6,306	334
*	Health Catalyst Inc.	26,308	308
*	Marinus Pharmaceuticals Inc.	43,171	307
*	Alector Inc.	55,733	304
*	Aldeyra Therapeutics Inc.	40,592	303
*	Pennant Group Inc.	25,215	302
*	Coherus Biosciences Inc.	55,100	294
	iRadimed Corp.	6,363	294
*	Cerus Corp.	154,561	292
*	Biomea Fusion Inc.	17,313	292
*	Celldex Therapeutics Inc.	10,406	290
*	Arcus Biosciences Inc.	13,834	284
*	Cabaletta Bio Inc.	19,906	282
*	Voyager Therapeutics Inc.	27,688	277
*	AnaptysBio Inc.	13,570	267
*	Xeris Biopharma Holdings Inc.	116,250	264
*	Ocular Therapeutix Inc.	67,966	257
	Utah Medical Products Inc.	2,810	257
*	Vera Therapeutics Inc.	14,220	252
*,1	UroGen Pharma Ltd.	14,021	245
*	Viemed Healthcare Inc.	29,796	236
*	Intercept Pharmaceuticals Inc.	21,525	233
*	Axogen Inc.	35,618	223
*	Deciphera Pharmaceuticals Inc.	15,919	223
*	Accuray Inc.	77,303	220
*	Agiliti Inc.	22,449	217
*	Nevro Corp.	10,615	213
*	Quipt Home Medical Corp.	35,399	209
*	Liquidia Corp.	29,447	202
*	Seres Therapeutics Inc.	56,979	197
*,1	scPharmaceuticals Inc.	25,339	195
	SIGA Technologies Inc.	40,452	186
	HealthStream Inc.	8,789	185
*,1	Invitae Corp.	199,760	185
*	Alpine Immune Sciences Inc.	14,825	183
*	Humacyte Inc.	47,091	180
*	Astria Therapeutics Inc.	19,809	176
*	LivaNova plc	3,057	170
*	Castle Biosciences Inc.	8,440	168
		Shares	Market Value• ($000)
*,1	Summit Therapeutics Inc. (XNMS)	101,894	165
*,1	InfuSystem Holdings Inc.	15,985	164
*	Harvard Bioscience Inc.	34,577	152
*	Lineage Cell Therapeutics Inc.	113,808	150
*	CorMedix Inc.	36,656	149
*	CVRx Inc.	8,578	149
*	Ligand Pharmaceuticals Inc.	2,183	144
*	NeoGenomics Inc.	9,589	144
*	PDS Biotechnology Corp.	24,010	141
*	Arbutus Biopharma Corp.	68,732	140
*,1	Heron Therapeutics Inc.	83,969	138
*	Rigel Pharmaceuticals Inc.	119,791	137
*,1	Aerovate Therapeutics Inc.	8,605	137
*,1	Foghorn Therapeutics Inc.	17,998	136
*	Zynex Inc.	17,498	135
*	Crinetics Pharmaceuticals Inc.	7,624	132
*	Tela Bio Inc.	13,569	131
*	Quanterix Corp.	4,813	129
*	MeiraGTx Holdings plc	20,576	129
*	Actinium Pharmaceuticals Inc.	21,189	127
*	Terns Pharmaceuticals Inc.	24,186	127
*	Sight Sciences Inc.	19,149	126
*	Karyopharm Therapeutics Inc.	97,324	125
*	ImmunityBio Inc.	77,500	125
*	EyePoint Pharmaceuticals Inc.	12,508	124
*	OptimizeRx Corp.	14,223	121
*	Dyne Therapeutics Inc.	10,502	120
*	Immuneering Corp. Class A	13,248	119
*	Joint Corp.	12,666	118
*	Sanara Medtech Inc.	3,236	117
*	ProKidney Corp.	13,504	116
*	Semler Scientific Inc.	4,275	113
*	Merrimack Pharmaceuticals Inc.	8,955	109
*	ClearPoint Neuro Inc.	18,402	107
	Embecta Corp.	5,283	97
*	NanoString Technologies Inc.	37,544	96
*	Innovage Holding Corp.	16,172	89
*	Artivion Inc.	5,108	86
*	Akoya Biosciences Inc.	16,321	85
*	Nuvectis Pharma Inc.	5,859	84
*	Cue Biopharma Inc.	29,723	81
*	Verrica Pharmaceuticals Inc.	17,843	81
*	KORU Medical Systems Inc.	29,882	78
*	Phathom Pharmaceuticals Inc.	5,381	77
*	Omega Therapeutics Inc.	20,944	77
*	Y-mAbs Therapeutics Inc.	14,716	75
*	MacroGenics Inc.	15,780	74
*	Optinose Inc.	62,241	74
*	Vaxxinity Inc. Class A	36,419	74
*	AirSculpt Technologies Inc.	9,694	74
*,1	Omeros Corp.	21,233	73
	Phibro Animal Health Corp. Class A	5,003	70
*	X4 Pharmaceuticals Inc.	52,899	68
*	Thorne HealthTech Inc.	6,581	67
*	P3 Health Partners Inc.	34,063	67
*	Innoviva Inc.	5,085	65
*	Tyra Biosciences Inc.	4,292	65

75

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Agenus Inc.	45,384	63
*	Lexicon Pharmaceuticals Inc.	35,546	61
*,1	Bioxcel Therapeutics Inc.	16,234	61
*	Mersana Therapeutics Inc.	52,530	58
*	Beyond Air Inc.	19,074	58
*	HilleVax Inc.	4,302	57
*	Arcturus Therapeutics Holdings Inc.	1,733	53
*	Vir Biotechnology Inc.	3,648	46
*	Eyenovia Inc.	24,090	46
*	Mineralys Therapeutics Inc.	3,052	39
*	4D Molecular Therapeutics Inc.	2,284	37
*	Nano-X Imaging Ltd.	4,240	35
*	Reneo Pharmaceuticals Inc.	5,445	33
*	Selecta Biosciences Inc.	25,650	32
*	Fennec Pharmaceuticals Inc.	3,963	32
*	ARS Pharmaceuticals Inc.	4,582	32
*	Sana Biotechnology Inc.	6,007	32
*	Enanta Pharmaceuticals Inc.	2,118	31
*,1	Outlook Therapeutics Inc.	136,332	31
*	Longboard Pharmaceuticals Inc.	4,592	27
*	Biote Corp. Class A	5,510	27
*	Vicarious Surgical Inc.	28,245	26
*	Bright Green Corp.	51,534	24
*,3	Scilex Holding Co. (Acquired 1/6/23, Cost $90)	8,622	22
*	Orchestra BioMed Holdings Inc.	3,579	22
*	Cutera Inc.	1,760	20
*	Organogenesis Holdings Inc.	7,019	20
*	MaxCyte Inc.	5,177	19
*,1,2	Tobira Therapeutics Inc. CVR	3,989	18
*	Compass Therapeutics Inc.	7,869	18
*	Pulse Biosciences Inc.	3,531	17
*	Savara Inc.	4,105	15
*	PepGen Inc.	2,389	15
*	Genelux Corp.	606	15
*	Aveanna Healthcare Holdings Inc.	9,851	14
*	Atara Biotherapeutics Inc.	9,090	13
*	Codexis Inc.	7,570	13
*,1	Sharecare Inc.	13,433	13
*	Citius Pharmaceuticals Inc.	11,397	10
*	Janux Therapeutics Inc.	927	10
*	BioVie Inc.	2,880	9
*	Sagimet Biosciences Inc. Class A	634	8
*	Apogee Therapeutics Inc.	333	8
*	Turnstone Biologics Corp.	598	6
*,1	Cano Health Inc.	15,276	5
*	Rain Oncology Inc.	3,579	4
*,1,2	Synergy Pharmaceuticals LLC	124,654	—
*,2	Prevail Therapeutics Inc. CVR	58	—
*,2	OmniAb Inc. 12.5 Earnout	532	—
*,2	OmniAb Inc. 15 Earnout	532	—
			217,535
		Shares	Market Value• ($000)
Industrials (22.4%)
	Simpson Manufacturing Co. Inc.	37,405	5,976
	Comfort Systems USA Inc.	30,857	5,695
*	Atkore Inc.	34,524	5,316
	Applied Industrial Technologies Inc.	33,637	5,193
*	ATI Inc.	112,442	5,097
	Watts Water Technologies Inc. Class A	23,840	4,500
	Maximus Inc.	53,011	4,284
	Badger Meter Inc.	25,644	4,259
*	ExlService Holdings Inc.	140,990	4,121
*	Chart Industries Inc.	22,603	4,082
*	Fluor Corp.	115,788	4,051
	Exponent Inc.	44,159	3,968
	Franklin Electric Co. Inc.	40,282	3,896
	AAON Inc.	59,052	3,724
*,1	TriNet Group Inc.	32,819	3,641
	EnerSys	33,500	3,517
*	API Group Corp.	122,476	3,448
	Insperity Inc.	31,779	3,220
	Herc Holdings Inc.	24,662	3,210
	FTAI Aviation Ltd.	86,761	3,207
	Federal Signal Corp.	52,256	3,185
*	AMN Healthcare Services Inc.	35,367	3,126
	John Bean Technologies Corp.	27,788	3,054
	HB Fuller Co.	42,093	3,053
	Brink's Co.	40,232	3,050
	Installed Building Products Inc.	20,657	2,990
	Hillenbrand Inc.	60,264	2,919
*	Flywire Corp.	83,805	2,898
*	Bloom Energy Corp. Class A	168,120	2,520
*	SPX Technologies Inc.	31,778	2,511
*	Dycom Industries Inc.	24,999	2,498
	CSW Industrials Inc.	13,439	2,414
*	CBIZ Inc.	41,797	2,345
*	O-I Glass Inc.	115,422	2,292
	EVERTEC Inc.	56,996	2,255
	Kadant Inc.	10,203	2,242
	Albany International Corp. Class A	23,831	2,210
	ICF International Inc.	16,332	2,206
	McGrath RentCorp.	21,540	2,178
*	Verra Mobility Corp.	121,722	2,165
	Belden Inc.	22,954	2,155
*	AeroVironment Inc.	21,878	2,123
	Terex Corp.	34,001	2,061
*	MYR Group Inc.	14,342	2,038
*	Masonite International Corp.	19,344	1,987
*	ACI Worldwide Inc.	81,672	1,983
	Mueller Water Products Inc. Class A	135,463	1,913
*	Sterling Infrastructure Inc.	22,869	1,893
*	StoneCo. Ltd. Class A	154,160	1,890
*	OSI Systems Inc.	13,836	1,887
*	Remitly Global Inc.	73,584	1,851
*	Huron Consulting Group Inc.	16,574	1,657
	Helios Technologies Inc.	28,525	1,651
*,1	Enovix Corp.	119,140	1,642
	Forward Air Corp.	22,838	1,617
*	RXO Inc.	87,725	1,586

76

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Otter Tail Corp.	19,055	1,570
*,1	Rocket Lab USA Inc.	242,653	1,531
	Alamo Group Inc.	8,790	1,509
*	PGT Innovations Inc.	50,669	1,428
*	Payoneer Global Inc.	230,767	1,428
	ESCO Technologies Inc.	12,897	1,380
*	Modine Manufacturing Co.	28,695	1,366
*	Energy Recovery Inc.	48,510	1,318
	Enerpac Tool Group Corp.	50,054	1,311
*	Vicor Corp.	19,316	1,309
	Standex International Corp.	8,327	1,279
	H&E Equipment Services Inc.	28,013	1,270
*	AvidXchange Holdings Inc.	119,079	1,224
*	Construction Partners Inc. Class A	35,010	1,217
	Lindsay Corp.	9,632	1,195
*	Gibraltar Industries Inc.	15,181	1,139
*	NV5 Global Inc.	10,646	1,084
	Kforce Inc.	16,887	1,058
*	LegalZoom.Com Inc.	90,726	1,035
	Griffon Corp.	22,829	956
*	PagSeguro Digital Ltd. Class A	105,362	946
*	Montrose Environmental Group Inc.	24,314	935
	Wabash National Corp.	41,351	932
*	ZipRecruiter Inc. Class A	60,776	923
*	ASGN Inc.	11,094	911
	ArcBest Corp.	8,282	874
	Marten Transport Ltd.	40,435	849
*	Janus International Group Inc.	74,010	847
*	GMS Inc.	11,449	794
*	CIRCOR International Inc.	14,103	785
	Zurn Elkay Water Solutions Corp.	25,680	761
*	Donnelley Financial Solutions Inc.	15,363	757
*	Leonardo DRS Inc.	43,990	753
	Chase Corp.	5,621	711
	Tennant Co.	8,509	701
	Napco Security Technologies Inc.	27,499	681
*	SP Plus Corp.	17,058	668
*	Transcat Inc.	6,435	656
	CRA International Inc.	5,923	643
	Mesa Laboratories Inc.	4,486	643
	Triton International Ltd.	7,227	606
*	Joby Aviation Inc.	81,156	605
	Myers Industries Inc.	31,854	599
	Douglas Dynamics Inc.	19,668	595
	Moog Inc. Class A	4,999	581
*	Cimpress plc	8,794	568
*	IES Holdings Inc.	7,155	536
	Flex LNG Ltd.	17,512	530
	Barrett Business Services Inc.	5,394	516
	TTEC Holdings Inc.	16,950	504
	Pitney Bowes Inc.	152,955	503
	Shyft Group Inc.	30,026	471
*	I3 Verticals Inc. Class A	19,763	467
*	International Money Express Inc.	26,908	465
*	Franklin Covey Co.	10,652	455
*	CryoPort Inc.	32,042	452
	Cadre Holdings Inc.	17,031	450
		Shares	Market Value• ($000)
*	Target Hospitality Corp.	27,382	435
	Hyster-Yale Materials Handling Inc.	9,503	434
	Dorian LPG Ltd.	16,342	422
	Allient Inc.	12,010	409
	Cass Information Systems Inc.	10,496	402
*	Beacon Roofing Supply Inc.	4,892	391
	United States Lime & Minerals Inc.	1,785	387
	Apogee Enterprises Inc.	7,346	371
*	Marqeta Inc. Class A	56,384	347
	Werner Enterprises Inc.	8,042	335
*	Custom Truck One Source Inc.	49,480	332
	Trinity Industries Inc.	12,890	323
*	Forrester Research Inc.	10,245	314
*	Virgin Galactic Holdings Inc.	123,684	312
*,1	Eos Energy Enterprises Inc.	84,635	275
	LSI Industries Inc.	17,282	272
*	Cantaloupe Inc.	33,773	267
*	Itron Inc.	3,775	258
*	Bowman Consulting Group Ltd.	8,752	258
	GATX Corp.	1,958	231
	Granite Construction Inc.	5,329	220
*,1	PureCycle Technologies Inc.	22,466	201
*	Luna Innovations Inc.	28,170	194
	Patrick Industries Inc.	2,302	193
*	Global Business Travel Group I	28,384	192
*	Daseke Inc.	35,550	188
*	IBEX Holdings Ltd.	9,612	188
*	Distribution Solutions Group Inc.	3,598	185
	Preformed Line Products Co.	1,009	171
*	SoundThinking Inc.	7,901	170
	Gorman-Rupp Co.	4,325	139
*	Evolv Technologies Holdings Inc.	18,122	127
*	Cross Country Healthcare Inc.	4,841	125
	Karat Packaging Inc.	4,900	122
*,1	Velo3D Inc.	76,429	121
*,1	Eve Holding Inc.	15,472	114
	Primoris Services Corp.	3,009	106
*	Performant Financial Corp.	43,031	101
*	Concrete Pumping Holdings Inc.	12,910	98
*	Iteris Inc.	19,756	91
*	Thermon Group Holdings Inc.	3,305	91
*	EVI Industries Inc.	3,384	89
	Hirequest Inc.	4,582	87
	Information Services Group Inc.	16,267	85
*	SKYX Platforms Corp.	48,614	85
*,1	CompoSecure Inc.	12,509	79
*	374Water Inc.	50,643	76
*	American Woodmark Corp.	966	75
*	CPI Card Group Inc.	3,637	75
*	Hudson Technologies Inc.	6,079	73
*	Paysign Inc.	27,893	63
	First Advantage Corp.	4,267	60
*	Priority Technology Holdings Inc.	15,931	59
*	Limbach Holdings Inc.	1,464	53

77

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Commercial Vehicle Group Inc.	3,118	29
	Miller Industries Inc.	698	28
*	Babcock & Wilcox Enterprises Inc.	4,671	25
*	Blue Bird Corp.	1,126	25
*	FARO Technologies Inc.	1,585	25
*,1	Redwire Corp.	7,009	23
*,1	Amprius Technologies Inc.	4,598	23
*,1	Ispire Technology Inc.	2,337	23
*,1	Dragonfly Energy Holdings Corp.	13,004	22
*	Himalaya Shipping Ltd.	4,077	20
*	Sterling Check Corp.	1,332	19
*	PAM Transportation Services Inc.	681	16
*	Atmus Filtration Technologies Inc.	605	14
*	Core Molding Technologies Inc.	493	13
*	INNOVATE Corp.	6,959	11
*	Mayville Engineering Co. Inc.	886	10
*	Atlanticus Holdings Corp.	219	8
*	Workhorse Group Inc.	7,389	6
*	Terran Orbital Corp.	4,327	5
			227,946
Other (0.0%)[4]
*,2	Aduro Biotech Inc. CVR	9,451	2
*,1,2	GTX Inc. CVR	530	—
			2
Real Estate (1.6%)
	Ryman Hospitality Properties Inc.	50,342	4,281
	St. Joe Co.	29,982	1,851
	eXp World Holdings Inc.	60,307	1,159
	Tanger Factory Outlet Centers Inc.	41,681	969
*	Redfin Corp.	92,648	882
*	Compass Inc. Class A	223,042	803
	DigitalBridge Group Inc.	44,569	776
	Outfront Media Inc.	60,410	686
	Phillips Edison & Co. Inc.	17,473	592
	Universal Health Realty Income Trust	11,243	524
	Community Healthcare Trust Inc.	14,891	494
	CBL & Associates Properties Inc.	17,522	375
	Alexander's Inc.	1,875	360
	Saul Centers Inc.	9,358	351
	Essential Properties Realty Trust Inc.	14,299	343
	Marcus & Millichap Inc.	8,102	270
	RMR Group Inc. Class A	9,439	239
	NexPoint Residential Trust Inc.	5,846	220
	Four Corners Property Trust Inc.	8,141	205
	National Health Investors Inc.	3,601	184
	CareTrust REIT Inc.	8,140	164
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	6,942	155
	UMH Properties Inc.	8,090	121
*	Opendoor Technologies Inc.	24,717	96
		Shares	Market Value• ($000)
*	Maui Land & Pineapple Co. Inc.	6,077	84
	Gladstone Commercial Corp.	6,041	79
	Clipper Realty Inc.	10,146	62
*	Anywhere Real Estate Inc.	8,639	57
			16,382
Technology (19.7%)
*	Super Micro Computer Inc.	40,433	11,122
*	SPS Commerce Inc.	31,987	5,954
*	Axcelis Technologies Inc.	28,408	5,459
*	Rambus Inc.	95,053	5,368
*	Novanta Inc.	31,218	5,213
*	Fabrinet	32,093	5,160
*	Onto Innovation Inc.	36,589	5,085
*	Qualys Inc.	32,423	5,047
*	Workiva Inc.	42,625	4,768
*	Tenable Holdings Inc.	99,542	4,516
	Power Integrations Inc.	49,520	4,161
*	MACOM Technology Solutions Holdings Inc.	47,394	4,008
*	Insight Enterprises Inc.	25,016	4,005
	Advanced Energy Industries Inc.	32,807	3,873
*	Silicon Laboratories Inc.	27,692	3,735
*	MicroStrategy Inc. Class A	9,635	3,445
*	Box Inc. Class A	122,794	3,252
*	Appfolio Inc. Class A	16,740	3,227
*	Altair Engineering Inc. Class A	46,817	3,112
*	Freshworks Inc. Class A	141,259	3,089
*	Varonis Systems Inc.	94,789	3,027
*	Blackline Inc.	49,157	2,952
*	Blackbaud Inc.	37,958	2,889
*	Rapid7 Inc.	52,316	2,636
*	Diodes Inc.	30,912	2,530
*	Yelp Inc.	58,747	2,517
*	CommVault Systems Inc.	36,697	2,507
*	Alarm.com Holdings Inc.	41,772	2,447
*	Envestnet Inc.	43,676	2,386
*	FormFactor Inc.	67,293	2,377
	Progress Software Corp.	37,948	2,309
*	Sprout Social Inc. Class A	41,669	2,231
*	Plexus Corp.	21,150	2,148
*	Fastly Inc. Class A	86,463	2,057
*	Sitime Corp.	14,986	1,988
*	PagerDuty Inc.	74,418	1,917
*	Perficient Inc.	29,943	1,910
	Kulicke & Soffa Industries Inc.	33,922	1,755
*	Schrodinger Inc.	47,544	1,754
*	Appian Corp. Class A	35,820	1,744
*	Q2 Holdings Inc.	49,687	1,710
*	Verint Systems Inc.	51,094	1,655
*	Rogers Corp.	11,052	1,597
*	Upwork Inc.	107,706	1,595
	Clear Secure Inc. Class A	72,560	1,577
*	Cargurus Inc.	85,155	1,542
*	MaxLinear Inc.	64,944	1,526
*,1	DigitalOcean Holdings Inc.	55,194	1,493
*	Asana Inc. Class A	69,167	1,486
	CSG Systems International Inc.	27,148	1,474
*	Credo Technology Group Holding Ltd.	84,986	1,399
*	Braze Inc. Class A	30,058	1,390
*	Impinj Inc.	20,026	1,333

78

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Agilysys Inc.	17,459	1,232
	CTS Corp.	27,331	1,220
*	Ambarella Inc.	19,459	1,209
*,1	C3.ai Inc. Class A	38,935	1,208
*	Aehr Test Systems	22,523	1,149
*	Sprinklr Inc. Class A	75,788	1,147
*	Jamf Holding Corp.	60,868	1,026
*	PROS Holdings Inc.	27,925	1,001
*	Zuora Inc. Class A	107,792	982
*	PDF Solutions Inc.	26,682	970
*	Zeta Global Holdings Corp. Class A	116,916	951
*	Parsons Corp.	16,443	938
*	AvePoint Inc.	133,570	927
	A10 Networks Inc.	61,527	916
	Shutterstock Inc.	21,499	905
*	Everbridge Inc.	35,449	879
*	Model N Inc.	32,513	878
	Adeia Inc.	81,377	819
*	Yext Inc.	93,249	817
	Sapiens International Corp. NV	26,768	800
*	indie Semiconductor Inc. Class A	112,222	752
*	EngageSmart Inc.	42,319	749
*	N-Able Inc.	54,822	733
*	Amplitude Inc. Class A	58,995	689
*	TechTarget Inc.	22,724	653
*	Ziff Davis Inc.	9,481	632
*	BigCommerce Holdings Inc. Series 1	58,563	621
*	Eventbrite Inc. Class A	60,919	617
	Simulations Plus Inc.	13,812	614
*	Alkami Technology Inc.	34,533	602
*	Avid Technology Inc.	20,817	555
*	Couchbase Inc.	29,625	507
*	Intapp Inc.	13,658	500
*,1	Planet Labs PBC	149,847	487
	Hackett Group Inc.	20,058	473
*	Grid Dynamics Holdings Inc.	39,142	455
*	CEVA Inc.	17,899	416
*	Magnite Inc.	49,542	409
*,1	Digimarc Corp.	12,419	407
*	Thoughtworks Holding Inc.	80,661	401
*	OneSpan Inc.	32,500	398
*	Mitek Systems Inc.	34,865	389
*,1	MicroVision Inc.	154,112	388
*	IonQ Inc.	21,998	378
*,1	Applied Digital Corp.	59,417	359
*	Squarespace Inc. Class A	11,787	355
*	Olo Inc. Class A	51,574	333
	NVE Corp.	3,677	325
*	Consensus Cloud Solutions Inc.	9,769	312
*,1	SoundHound AI Inc. Class A	122,162	308
*	Weave Communications Inc.	28,592	292
*	Innodata Inc.	21,972	286
*	Domo Inc. Class B	26,694	285
*	MeridianLink Inc.	15,535	275
*	NerdWallet Inc. Class A	29,838	269
*	SEMrush Holdings Inc. Class A	27,373	259
	American Software Inc. Class A	21,902	253
*	Synaptics Inc.	2,788	244
		Shares	Market Value• ($000)
*	SMART Global Holdings Inc.	9,178	237
*	LivePerson Inc.	55,787	234
*	Expensify Inc. Class A	48,275	207
*,1	Red Violet Inc.	9,756	201
*	Digital Turbine Inc.	21,589	192
*	Enfusion Inc. Class A	22,443	192
*	NextNav Inc.	44,051	190
*,1	Grindr Inc.	36,017	185
*	EverCommerce Inc.	16,105	170
*	inTEST Corp.	9,295	163
*	Nextdoor Holdings Inc.	74,645	162
*	Kimball Electronics Inc.	5,045	152
*	Sanmina Corp.	2,660	148
*	CoreCard Corp.	6,196	132
*	Mediaalpha Inc. Class A	15,337	129
*	Definitive Healthcare Corp.	13,439	126
*	eGain Corp.	18,286	122
*	Navitas Semiconductor Corp.	13,843	122
*	ACM Research Inc. Class A	6,887	121
*	EverQuote Inc. Class A	16,720	103
*	Rimini Street Inc.	41,732	101
*	SkyWater Technology Inc.	15,126	101
	Ebix Inc.	5,827	97
*	PubMatic Inc. Class A	6,659	93
*	ePlus Inc.	1,273	84
*,1	Atomera Inc.	13,022	83
*	Tucows Inc. Class A	3,404	80
*	Viant Technology Inc. Class A	12,746	80
*	PAR Technology Corp.	1,774	77
*	Bandwidth Inc. Class A	4,815	69
*,1	Veritone Inc.	22,575	69
*	Vimeo Inc.	17,194	68
*	Transphorm Inc.	23,102	63
*,1	Xometry Inc. Class A	3,279	62
*	LiveVox Holdings Inc.	19,083	61
*	Vivid Seats Inc. Class A	7,110	52
*	Cleanspark Inc.	8,185	40
*,1	BigBear.ai Holdings Inc.	22,951	38
*	Asure Software Inc.	2,895	36
*,1	Bit Digital Inc.	10,114	24
*	FiscalNote Holdings Inc.	10,790	24
*	Presto Automation Inc.	2,716	9
*,1	Cipher Mining Inc.	2,581	8
*,1	CXApp Inc.	1,667	7
			201,125
Telecommunications (1.8%)
*	Extreme Networks Inc.	109,987	3,019
*	Calix Inc.	51,433	2,392
	InterDigital Inc.	23,641	2,050
*	Viavi Solutions Inc.	160,918	1,681
	Cogent Communications Holdings Inc.	23,766	1,677
*	Harmonic Inc.	95,945	1,025
*	Digi International Inc.	27,191	908
*	Infinera Corp.	173,773	813
*	Globalstar Inc.	525,483	757
*,1	Lightwave Logic Inc.	99,958	631
*	CommScope Holding Co. Inc.	180,572	603
*	Anterix Inc.	14,604	483
*	Clearfield Inc.	11,431	402
*	8x8 Inc.	98,624	320
*	Ooma Inc.	20,756	292
*	IDT Corp. Class B	10,470	245

79

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*,1	AST SpaceMobile Inc.	53,099	208
*	Kaltura Inc.	73,515	139
*	Cambium Networks Corp.	10,606	98
*	Akoustis Technologies Inc.	59,356	90
*,1	Charge Enterprises Inc.	118,382	64
*	Gogo Inc.	5,168	59
	Bel Fuse Inc. Class B	687	36
*	Consolidated Communications Holdings Inc.	7,793	31
			18,023
Utilities (1.8%)
*	Casella Waste Systems Inc. Class A	48,507	3,821
	American States Water Co.	32,281	2,718
	Ormat Technologies Inc. (XNYS)	29,946	2,274
	New Jersey Resources Corp.	44,467	1,875
	MGE Energy Inc.	16,163	1,171
	Middlesex Water Co.	15,300	1,152
	Chesapeake Utilities Corp.	9,807	1,080
	California Water Service Group	15,428	775
*,1	Sunnova Energy International Inc.	42,663	594
	York Water Co.	12,431	507
	PNM Resources Inc.	7,883	349
[1]	Brookfield Infrastructure Corp. Class A (XTSE)	8,355	325
*,1	NuScale Power Corp.	46,725	279
*	Vertex Energy Inc.	58,808	249
	Artesian Resources Corp. Class A	5,349	247
	Excelerate Energy Inc. Class A	12,328	229
	Unitil Corp.	4,014	196
*	Pure Cycle Corp.	17,145	188
*	Cadiz Inc.	35,964	144
	Genie Energy Ltd. Class B	9,231	141
		Shares	Market Value• ($000)
	Global Water Resources Inc.	9,707	108
	Consolidated Water Co. Ltd.	3,705	99
*	Heritage-Crystal Clean Inc.	2,174	98
	Aris Water Solution Inc. Class A	1,730	18
	RGC Resources Inc.	461	8
			18,645
Total Common Stocks (Cost $889,166)			1,019,723
Temporary Cash Investments (2.3%)
Money Market Fund (2.3%)
[5,6]	Vanguard Market Liquidity Fund, 5.384% (Cost $23,295)	233,030	23,301
Total Investments (102.4%) (Cost $912,461)			1,043,024
Other Assets and Liabilities—Net (-2.4%)			(24,489)
Net Assets (100%)			1,018,535
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,962,000.
2	Security value determined using significant unobservable inputs.
3	Restricted securities totaling $22,000, representing 0.0% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $22,273,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2023	16	1,521	7

See accompanying Notes, which are an integral part of the Financial Statements.
80

Russell 2000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $889,166)	1,019,723
Affiliated Issuers (Cost $23,295)	23,301
Total Investments in Securities	1,043,024
Investment in Vanguard	35
Cash Collateral Pledged—Futures Contracts	100
Receivables for Investment Securities Sold	3,824
Receivables for Accrued Income	522
Receivables for Capital Shares Issued	44
Total Assets	1,047,549
Liabilities
Due to Custodian	2,311
Payables for Investment Securities Purchased	4,314
Collateral for Securities on Loan	22,273
Payables for Capital Shares Redeemed	53
Payables to Vanguard	59
Variation Margin Payable—Futures Contracts	4
Total Liabilities	29,014
Net Assets	1,018,535
1 Includes $19,962,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	1,269,839
Total Distributable Earnings (Loss)	(251,304)
Net Assets	1,018,535

ETF Shares—Net Assets
Applicable to 4,475,393 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	783,865
Net Asset Value Per Share—ETF Shares	$175.15

Institutional Shares—Net Assets
Applicable to 703,241 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	234,670
Net Asset Value Per Share—Institutional Shares	$333.70

See accompanying Notes, which are an integral part of the Financial Statements.
81

Russell 2000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	7,967
Interest[2]	34
Securities Lending—Net	2,020
Total Income	10,021
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative—ETF Shares	844
Management and Administrative—Institutional Shares	151
Marketing and Distribution—ETF Shares	40
Marketing and Distribution—Institutional Shares	8
Custodian Fees	78
Auditing Fees	28
Shareholders’ Reports—ETF Shares	49
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	—
Other Expenses	24
Total Expenses	1,248
Expenses Paid Indirectly	(1)
Net Expenses	1,247
Net Investment Income	8,774
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(2,664)
Futures Contracts	(133)
Realized Net Gain (Loss)	(2,797)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	56,526
Futures Contracts	35
Change in Unrealized Appreciation (Depreciation)	56,561
Net Increase (Decrease) in Net Assets Resulting from Operations	62,538
1	Dividends are net of foreign withholding taxes of $18,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $31,000, $1,000, less than $1,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $74,348,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
82

Russell 2000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,774	7,025
Realized Net Gain (Loss)	(2,797)	31,212
Change in Unrealized Appreciation (Depreciation)	56,561	(327,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,538	(289,472)
Distributions
ETF Shares	(6,440)	(3,596)
Institutional Shares	(2,474)	(3,487)
Total Distributions	(8,914)	(7,083)
Capital Share Transactions
ETF Shares	87,971	102,858
Institutional Shares	(35,435)	(380,738)
Net Increase (Decrease) from Capital Share Transactions	52,536	(277,880)
Total Increase (Decrease)	106,160	(574,435)
Net Assets
Beginning of Period	912,375	1,486,810
End of Period	1,018,535	912,375

See accompanying Notes, which are an integral part of the Financial Statements.
83

Russell 2000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$165.45	$222.64	$164.83	$141.63	$160.12
Investment Operations
Net Investment Income[1]	1.499	1.137	.839	1.097	.971
Net Realized and Unrealized Gain (Loss) on Investments	9.702	(57.266)	57.852	23.237	(18.527)
Total from Investment Operations	11.201	(56.129)	58.691	24.334	(17.556)
Distributions
Dividends from Net Investment Income	(1.501)	(1.061)	(.881)	(1.134)	(.934)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.501)	(1.061)	(.881)	(1.134)	(.934)
Net Asset Value, End of Period	$175.15	$165.45	$222.64	$164.83	$141.63
Total Return	6.87%	-25.28%	35.67%	17.32%	-10.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$784	$658	$735	$371	$301
Ratio of Total Expenses to Average Net Assets	0.15%[2]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.61%	0.40%	0.75%	0.68%
Portfolio Turnover Rate[3]	32%	33%	47%	38%	28%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
84

Russell 2000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$315.20	$424.16	$314.01	$269.76	$305.04
Investment Operations
Net Investment Income[1]	3.090	2.706	1.912	2.275	2.021
Net Realized and Unrealized Gain (Loss) on Investments	18.463	(109.390)	110.162	44.269	(35.267)
Total from Investment Operations	21.553	(106.684)	112.074	46.544	(33.246)
Distributions
Dividends from Net Investment Income	(3.053)	(2.276)	(1.924)	(2.294)	(2.034)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.053)	(2.276)	(1.924)	(2.294)	(2.034)
Net Asset Value, End of Period	$333.70	$315.20	$424.16	$314.01	$269.76
Total Return	6.94%	-25.24%	35.77%	17.42%	-10.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$255	$752	$500	$472
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.72%	0.48%	0.82%	0.75%
Portfolio Turnover Rate[3]	32%	33%	47%	38%	28%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
85

Russell 2000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
86

Russell 2000 Growth Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
87

Russell 2000 Growth Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
88

Russell 2000 Growth Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,016,976	22	2,725	1,019,723
Temporary Cash Investments	23,301	—	—	23,301
Total	1,040,277	22	2,725	1,043,024
Derivative Financial Instruments
Assets
Futures Contracts[1]	7	—	—	7
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	74,192
Total Distributable Earnings (Loss)	(74,192)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,466
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	123,995
Capital Loss Carryforwards	(377,765)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(251,304)
89

Russell 2000 Growth Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	8,914	7,083
Long-Term Capital Gains	—	—
Total	8,914	7,083
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	919,030
Gross Unrealized Appreciation	223,717
Gross Unrealized Depreciation	(99,722)
Net Unrealized Appreciation (Depreciation)	123,995
F.	During the year ended August 31, 2023, the fund purchased $572,595,000 of investment securities and sold $517,561,000 of investment securities, other than temporary cash investments. Purchases and sales include $264,373,000 and $180,699,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $75,783,000 and sales were $110,568,000, resulting in net realized loss of $38,690,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	268,511	1,575	578,438	3,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(180,540)	(1,075)	(475,580)	(2,400)
Net Increase (Decrease)—ETF Shares	87,971	500	102,858	675
90

Russell 2000 Growth Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	49,602	158	29,035	81
Issued in Lieu of Cash Distributions	2,350	8	3,298	9
Redeemed	(87,387)	(271)	(413,071)	(1,055)
Net Increase (Decrease)—Institutional Shares	(35,435)	(105)	(380,738)	(965)
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
91

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
92

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Russell 2000 Index Fund	64.8%
Russell 2000 Value Index Fund	65.6
Russell 2000 Growth Index Fund	71.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Russell 2000 Index Fund	74,623
Russell 2000 Value Index Fund	17,334
Russell 2000 Growth Index Fund	7,724
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Russell 2000 Index Fund	366
Russell 2000 Value Index Fund	14
Russell 2000 Growth Index Fund	9
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Russell 2000 Index Fund	11,680
Russell 2000 Value Index Fund	3,469
Russell 2000 Growth Index Fund	571
93

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
94

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
95

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
96

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
97

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q18510 102023

Annual Report   |   August 31, 2023
Vanguard Russell 3000 Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Trustees Approve Advisory Arrangement	47
Liquidity Risk Management	49
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned 14.68% for ETF Shares (based on net asset value) and 14.70% for Institutional Shares. The fund’s returns closely tracked its target index.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession, the economy proved more resilient than expected.
•	Large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth stocks performed better than value.
•	Returns for nine of the 11 industry sectors represented in the fund were positive, led by technology, which had the largest weighting as well as a return above 30%. Industrials, consumer discretionary, and health care were also top performers. Real estate and utilities were detractors.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$1,130.10	$0.54
Institutional Shares	1,000.00	1,130.20	0.43
Based on Hypothetical 5% Yearly Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 3000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 3000 Index Fund ETF Shares Net Asset Value	14.68%	10.16%	12.10%	$31,342
Russell 3000 Index Fund ETF Shares Market Price	14.72	10.16	12.11	31,357
Russell 3000 Index	14.76	10.25	12.23	31,713
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	31,461

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 3000 Index Fund Institutional Shares	14.70%	10.19%	12.16%	$15,748,065
Russell 3000 Index	14.76	10.25	12.23	15,856,728
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.75	10.12	12.14	15,730,560
See Financial Highlights for dividend and capital gains information.
4

Russell 3000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Russell 3000 Index Fund ETF Shares Market Price	14.72%	62.21%	213.57%
Russell 3000 Index Fund ETF Shares Net Asset Value	14.68	62.20	213.42
Russell 3000 Index	14.76	62.89	217.13
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 3000 Index Fund
Fund Allocation
As of August 31, 2023
Basic Materials	2.0%
Consumer Discretionary	14.5
Consumer Staples	5.0
Energy	4.6
Financials	10.4
Health Care	12.6
Industrials	13.1
Real Estate	2.9
Technology	30.0
Telecommunications	2.3
Utilities	2.6
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 3000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (2.0%)
	Linde plc	31,859	12,331
	Air Products and Chemicals Inc.	14,379	4,249
	Freeport-McMoRan Inc.	92,970	3,710
	Ecolab Inc.	16,079	2,956
	Nucor Corp.	16,334	2,811
	Dow Inc.	45,910	2,505
	Fastenal Co.	36,896	2,124
	Newmont Corp.	51,682	2,037
	LyondellBasell Industries NV Class A	16,785	1,658
	Albemarle Corp.	7,606	1,511
	International Flavors & Fragrances Inc.	16,959	1,195
	Steel Dynamics Inc.	10,454	1,114
	Reliance Steel & Aluminum Co.	3,807	1,085
	Avery Dennison Corp.	5,268	992
	CF Industries Holdings Inc.	12,678	977
	Mosaic Co.	21,501	835
	Celanese Corp.	6,446	815
	International Paper Co.	22,486	785
	FMC Corp.	8,042	693
	Eastman Chemical Co.	7,745	658
*	Cleveland-Cliffs Inc.	33,358	510
	Olin Corp.	8,440	490
	Royal Gold Inc.	4,202	471
	United States Steel Corp.	14,420	448
	Southern Copper Corp.	5,478	442
*	RBC Bearings Inc.	1,867	430
	Commercial Metals Co.	7,461	420
	UFP Industries Inc.	3,817	398
	Hexcel Corp.	5,368	394
	Valvoline Inc.	10,996	379
	Timken Co.	4,591	351
	Alcoa Corp.	11,321	341
	Element Solutions Inc.	16,183	334
	Chemours Co.	9,448	321
	Huntsman Corp.	11,200	312
	Balchem Corp.	2,029	285
	Ashland Inc.	3,244	281
	Boise Cascade Co.	2,537	277
	Mueller Industries Inc.	3,577	276
	Westlake Corp.	2,058	270
	Cabot Corp.	3,546	257
*	Livent Corp.	11,410	245
	Avient Corp.	5,791	232
		Shares	Market Value• ($000)
	NewMarket Corp.	420	197
	SSR Mining Inc. (XTSE)	13,197	196
	Carpenter Technology Corp.	3,050	191
	Innospec Inc.	1,580	170
	Hecla Mining Co.	38,057	167
	Sensient Technologies Corp.	2,675	165
	Quaker Chemical Corp.	865	154
	Worthington Industries Inc.	1,999	150
	Scotts Miracle-Gro Co.	2,581	146
*	Constellium SE	8,069	145
	Materion Corp.	1,304	142
*	MP Materials Corp.	6,617	139
*	Ingevity Corp.	2,397	129
	Minerals Technologies Inc.	2,066	126
	Stepan Co.	1,367	119
	Sylvamo Corp.	2,487	104
	Tronox Holdings plc	7,414	101
*,1	Uranium Energy Corp.	22,457	97
	Orion SA	3,512	79
	Kaiser Aluminum Corp.	1,011	77
	Hawkins Inc.	1,219	76
*	Energy Fuels Inc.	9,793	70
	Schnitzer Steel Industries Inc. Class A	2,049	68
	Compass Minerals International Inc.	2,156	65
*	Novagold Resources Inc.	15,007	62
*	Ecovyst Inc.	5,959	61
*	TimkenSteel Corp.	2,667	58
*	US Silica Holdings Inc.	4,684	58
*	Perimeter Solutions SA	9,714	57
	Mativ Holdings Inc.	3,389	56
*	Ivanhoe Electric Inc.	3,515	55
	AdvanSix Inc.	1,645	54
*	Piedmont Lithium Inc.	1,095	49
*	Coeur Mining Inc.	20,049	48
	Koppers Holdings Inc.	1,222	47
*	Clearwater Paper Corp.	1,198	46
	Ryerson Holding Corp.	1,400	44
	GrafTech International Ltd.	11,855	42
	Haynes International Inc.	739	36
*	LSB Industries Inc.	3,521	36
	Olympic Steel Inc.	670	36
*	Northwest Pipe Co.	774	26
*	Century Aluminum Co.	3,243	24
*	i-80 Gold Corp.	12,037	24
*	Intrepid Potash Inc.	844	23
*	Encore Energy Corp.	8,780	23
	American Vanguard Corp.	1,428	20
7

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Omega Flex Inc.	208	17
*	Rayonier Advanced Materials Inc.	4,611	16
	FutureFuel Corp.	1,670	12
	Tredegar Corp.	2,137	11
	Caledonia Mining Corp. plc	1,021	11
*	Origin Materials Inc.	7,576	10
*,1	Dakota Gold Corp.	3,098	9
*	Perpetua Resources Corp.	2,379	8
*	LanzaTech Global Inc.	1,173	8
*,1	5e Advanced Materials Inc.	1,816	5
*	Glatfelter Corp.	2,180	4
*	Contango ORE Inc.	235	4
	Valhi Inc.	130	2
			57,380
Consumer Discretionary (14.5%)
*	Amazon.com Inc.	585,187	80,762
*	Tesla Inc.	179,246	46,260
	Home Depot Inc.	65,733	21,712
	Costco Wholesale Corp.	28,766	15,801
	Walmart Inc.	92,436	15,031
	McDonald's Corp.	47,261	13,287
*	Netflix Inc.	28,512	12,365
*	Walt Disney Co.	118,643	9,928
	Lowe's Cos. Inc.	38,814	8,946
	NIKE Inc. Class B	77,136	7,846
*	Booking Holdings Inc.	2,412	7,489
	Starbucks Corp.	73,322	7,145
	TJX Cos. Inc.	74,946	6,931
*	Uber Technologies Inc.	125,928	5,948
	Activision Blizzard Inc.	50,699	4,664
	Target Corp.	29,908	3,785
*	O'Reilly Automotive Inc.	3,965	3,726
*	Airbnb Inc. Class A	26,337	3,465
*	Chipotle Mexican Grill Inc.	1,782	3,433
	Marriott International Inc. Class A	16,373	3,332
	Ford Motor Co.	255,197	3,096
*	AutoZone Inc.	1,193	3,020
	General Motors Co.	90,037	3,017
*	Lululemon Athletica Inc.	7,224	2,754
	Ross Stores Inc.	21,842	2,661
*	Copart Inc.	55,677	2,496
	Hilton Worldwide Holdings Inc.	16,774	2,493
	DR Horton Inc.	20,202	2,404
	Estee Lauder Cos. Inc. Class A	14,977	2,404
	Yum! Brands Inc.	18,152	2,349
*	Trade Desk Inc. Class A	28,664	2,294
	Electronic Arts Inc.	17,742	2,129
	Dollar General Corp.	14,275	1,977
	Lennar Corp. Class A	16,065	1,913
*	Warner Bros Discovery Inc.	143,627	1,887
*	Aptiv plc	17,667	1,792
	Delta Air Lines Inc.	41,763	1,791
*	Dollar Tree Inc.	13,615	1,666
	eBay Inc.	34,881	1,562
	Tractor Supply Co.	7,149	1,562
*	Take-Two Interactive Software Inc.	10,750	1,529
*	Royal Caribbean Cruises Ltd.	15,258	1,510
	Genuine Parts Co.	9,373	1,441
*	Spotify Technology SA	9,164	1,411
*	Ulta Beauty Inc.	3,262	1,354
*	Coupang Inc.	70,774	1,343
	Darden Restaurants Inc.	7,854	1,221
		Shares	Market Value• ($000)
	Southwest Airlines Co.	38,580	1,219
*	NVR Inc.	191	1,218
	PulteGroup Inc.	14,467	1,187
	Las Vegas Sands Corp.	21,409	1,175
*	United Airlines Holdings Inc.	21,296	1,061
	Garmin Ltd.	9,958	1,056
*	Carnival Corp.	65,945	1,043
	Omnicom Group Inc.	12,862	1,042
*	Expedia Group Inc.	9,348	1,013
*	Liberty Media Corp.-Liberty Formula One Class C	14,268	982
	Best Buy Co. Inc.	12,720	972
	LKQ Corp.	17,389	913
*	Deckers Outdoor Corp.	1,706	903
	Pool Corp.	2,450	896
	Domino's Pizza Inc.	2,293	888
	MGM Resorts International	19,669	865
*	Live Nation Entertainment Inc.	10,215	863
*	Roblox Corp. Class A	29,983	848
*	CarMax Inc.	10,189	832
	Interpublic Group of Cos. Inc.	24,899	812
*	DraftKings Inc. Class A	27,402	812
*	Rivian Automotive Inc. Class A	33,230	755
*	Caesars Entertainment Inc.	13,315	736
	RB Global Inc.	11,850	731
	Wynn Resorts Ltd.	6,792	689
*	Burlington Stores Inc.	4,238	688
*	Floor & Decor Holdings Inc. Class A	6,849	683
	Fox Corp. Class A	19,456	643
*	American Airlines Group Inc.	42,389	624
	BorgWarner Inc. (XNYS)	15,270	622
*	Five Below Inc.	3,609	621
	Hasbro Inc.	8,612	620
	Service Corp. International	9,754	616
	Williams-Sonoma Inc.	4,270	603
	Toll Brothers Inc.	7,265	595
*	Etsy Inc.	8,073	594
	Vail Resorts Inc.	2,625	594
	Aramark	15,910	592
*	BJ's Wholesale Club Holdings Inc.	8,706	587
	Churchill Downs Inc.	4,602	577
	Rollins Inc.	14,185	561
	Lear Corp.	3,813	549
	News Corp. Class A	25,435	547
	Bath & Body Works Inc.	14,697	542
	Lithia Motors Inc.	1,731	533
	Tapestry Inc.	15,445	515
	Gentex Corp.	15,428	504
	Paramount Global Inc. Class B	33,367	504
*	SiteOne Landscape Supply Inc.	2,930	502
*	Mattel Inc.	22,504	499
	Tempur Sealy International Inc.	10,672	499
*	Norwegian Cruise Line Holdings Ltd.	28,909	479
	Whirlpool Corp.	3,406	477
	New York Times Co. Class A	10,482	464
	Dick's Sporting Goods Inc.	3,946	459
*	Skechers USA Inc. Class A	9,048	455
*	Light & Wonder Inc.	5,804	445
	Texas Roadhouse Inc.	4,277	445

8

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	elf Beauty Inc.	3,202	444
	VF Corp.	22,358	442
*	Capri Holdings Ltd.	8,329	437
	Wyndham Hotels & Resorts Inc.	5,381	406
	Murphy USA Inc.	1,264	402
	H&R Block Inc.	9,753	390
	Polaris Inc.	3,443	386
*	RH	1,043	381
*	Crocs Inc.	3,869	377
*	Wayfair Inc. Class A	5,250	363
	Nexstar Media Group Inc.	2,191	357
*	Taylor Morrison Home Corp.	7,424	352
*	Bright Horizons Family Solutions Inc.	3,684	348
	Thor Industries Inc.	3,283	344
*	Alaska Air Group Inc.	7,961	334
	Hyatt Hotels Corp. Class A	2,975	334
	PVH Corp.	3,957	331
*	Planet Fitness Inc. Class A	5,444	331
	Meritage Homes Corp.	2,324	323
*	GameStop Corp. Class A	17,200	319
*	Asbury Automotive Group Inc.	1,380	317
	Boyd Gaming Corp.	4,712	315
*	Ollie's Bargain Outlet Holdings Inc.	3,993	308
*	AutoNation Inc.	1,954	307
	Wingstop Inc.	1,913	307
*	Carvana Co.	6,082	306
	Ralph Lauren Corp.	2,598	303
*	Fox Factory Holding Corp.	2,705	300
	U-Haul Holding Co.	5,637	300
*	Lucid Group Inc.	47,507	298
	Harley-Davidson Inc.	8,359	282
*	Coty Inc. Class A	24,201	280
*	Avis Budget Group Inc.	1,306	279
*	YETI Holdings Inc.	5,517	276
*	Duolingo Inc.	1,815	267
	World Wrestling Entertainment Inc. Class A	2,759	266
	Advance Auto Parts Inc.	3,792	261
	Academy Sports & Outdoors Inc.	4,710	257
	Newell Brands Inc.	24,097	255
	Marriott Vacations Worldwide Corp.	2,340	254
	Fox Corp. Class B	8,209	251
*	Liberty Media Corp. - Liberty SiriusXM Class C	10,189	249
	Choice Hotels International Inc.	1,946	247
*	Visteon Corp.	1,776	247
*	Skyline Champion Corp.	3,397	242
	KB Home	4,722	240
	Leggett & Platt Inc.	8,507	240
*	Adient plc	6,050	237
	Group 1 Automotive Inc.	890	235
*	Penn Entertainment Inc.	9,902	235
	TEGNA Inc.	14,186	235
*	Goodyear Tire & Rubber Co.	17,879	231
*	Grand Canyon Education Inc.	1,968	231
*	Lyft Inc. Class A	19,639	231
*	Hilton Grand Vacations Inc.	5,185	227
	International Game Technology plc	6,817	218
	Wendy's Co.	10,934	216
		Shares	Market Value• ($000)
	Signet Jewelers Ltd.	2,854	214
	Penske Automotive Group Inc.	1,295	213
	Madison Square Garden Sports Corp.	1,193	212
	Macy's Inc.	17,268	211
	LCI Industries	1,583	198
*	Tri Pointe Homes Inc.	6,347	197
	American Eagle Outfitters Inc.	11,522	195
	Travel & Leisure Co.	4,792	193
	Kohl's Corp.	7,002	187
*	Helen of Troy Ltd.	1,518	187
	Carter's Inc.	2,596	186
[1]	Sirius XM Holdings Inc.	41,241	181
	MDC Holdings Inc.	3,723	177
*	Frontdoor Inc.	5,281	173
*	Boot Barn Holdings Inc.	1,877	172
	Rush Enterprises Inc. Class A	4,122	171
	Steven Madden Ltd.	4,895	169
	Columbia Sportswear Co.	2,288	168
*	M/I Homes Inc.	1,716	168
*	Shake Shack Inc. Class A	2,388	167
	Papa John's International Inc.	2,190	166
*	Abercrombie & Fitch Co. Class A	3,071	165
	Kontoor Brands Inc.	3,548	162
	Inter Parfums Inc.	1,150	161
*	LGI Homes Inc.	1,310	161
	Bloomin' Brands Inc.	5,582	157
*	Cavco Industries Inc.	557	156
	News Corp. Class B	7,106	156
*	Topgolf Callaway Brands Corp.	8,885	155
*	Hertz Global Holdings Inc.	8,664	147
	Gap Inc.	12,418	144
*	Coursera Inc.	8,195	143
*	SkyWest Inc.	3,144	142
*	Dorman Products Inc.	1,681	139
	Graham Holdings Co. Class B	231	135
*	Urban Outfitters Inc.	4,053	135
*	ACV Auctions Inc. Class A	8,059	135
	Century Communities Inc.	1,801	134
	Red Rock Resorts Inc. Class A	3,047	134
*	QuantumScape Corp.	18,771	134
	Dana Inc.	8,169	132
	PriceSmart Inc.	1,631	130
*	Gentherm Inc.	2,100	126
*	Peloton Interactive Inc. Class A	19,728	126
*	Adtalem Global Education Inc.	2,852	125
*	JetBlue Airways Corp.	21,076	125
*	Atlanta Braves Holdings Inc. Class C	3,406	125
*	SeaWorld Entertainment Inc.	2,533	123
	Winnebago Industries Inc.	1,880	122
*	XPEL Inc.	1,444	120
	Laureate Education Inc.	8,469	118
	Cracker Barrel Old Country Store Inc.	1,411	116
	Hanesbrands Inc.	22,152	116
	Nordstrom Inc.	7,153	116
	Acushnet Holdings Corp.	1,958	115
	Spirit Airlines Inc.	6,845	113
*	Cinemark Holdings Inc.	6,891	112

9

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Sonos Inc.	8,116	112
*	Stride Inc.	2,646	112
	Strategic Education Inc.	1,418	110
*	ODP Corp.	2,195	108
*	Dave & Buster's Entertainment Inc.	2,718	107
*	OPENLANE Inc.	6,883	107
	Jack in the Box Inc.	1,316	106
	Upbound Group Inc.	3,455	106
*	TripAdvisor Inc.	7,016	106
*	Under Armour Inc. Class C	15,233	105
*	Liberty Media Corp.-Liberty Live Class C	3,129	105
*	Six Flags Entertainment Corp.	4,492	103
*	Liberty Media Corp.-Liberty SiriusXM Class A	4,296	103
	Lennar Corp. Class B	953	102
*	Sabre Corp.	20,318	102
*	Vista Outdoor Inc.	3,502	102
	Foot Locker Inc.	5,129	101
*	PROG Holdings Inc.	2,939	101
*	Luminar Technologies Inc.	17,288	100
	John Wiley & Sons Inc. Class A	2,677	99
*	Victoria's Secret & Co.	5,164	99
	Cheesecake Factory Inc.	3,058	97
	HNI Corp.	2,898	95
	Oxford Industries Inc.	945	95
	La-Z-Boy Inc.	3,061	94
*	Under Armour Inc. Class A	12,274	94
	MillerKnoll Inc.	4,787	91
*	National Vision Holdings Inc.	4,947	91
*	Brinker International Inc.	2,754	90
*	Knowles Corp.	5,583	90
	Allegiant Travel Co.	989	88
*	Sweetgreen Inc. Class A	6,162	88
*	Madison Square Garden Entertainment Corp.	2,710	87
*	Central Garden & Pet Co.	1,915	85
*	Green Brick Partners Inc.	1,726	85
	Perdoceo Education Corp.	5,004	83
*	Phinia Inc.	2,936	82
*	Chegg Inc.	7,864	80
	Dillard's Inc. Class A	231	80
	Scholastic Corp.	1,844	80
	Winmark Corp.	209	80
	Matthews International Corp. Class A	1,878	79
*	Cars.com Inc.	4,159	78
*	Everi Holdings Inc.	5,418	78
*	PowerSchool Holdings Inc. Class A	3,510	78
	Krispy Kreme Inc.	5,425	73
*,1	Fisker Inc.	12,295	72
*	Leslie's Inc.	11,140	70
*	Overstock.com Inc.	2,653	69
	Buckle Inc.	1,868	68
[1]	Paramount Global Class A	3,635	67
	Camping World Holdings Inc. Class A	2,682	66
*	Sally Beauty Holdings Inc.	6,469	66
*	iRobot Corp.	1,669	65
	Monro Inc.	1,947	64
*	Malibu Boats Inc. Class A	1,277	62
	Caleres Inc.	2,092	60
*	Driven Brands Holdings Inc.	3,968	60
		Shares	Market Value• ($000)
	Monarch Casino & Resort Inc.	825	56
	Sonic Automotive Inc. Class A	1,051	56
*	Beazer Homes USA Inc.	1,865	55
	Ethan Allen Interiors Inc.	1,741	55
	Sturm Ruger & Co. Inc.	1,073	55
*	Sphere Entertainment Co.	1,561	55
*	Udemy Inc.	5,336	55
*	American Axle & Manufacturing Holdings Inc.	7,120	54
	Dine Brands Global Inc.	989	54
*	Arlo Technologies Inc.	5,452	53
	Steelcase Inc. Class A	5,828	53
*	G-III Apparel Group Ltd.	2,639	52
*	Imax Corp.	2,705	52
*	OneSpaWorld Holdings Ltd.	4,537	52
*	Lions Gate Entertainment Corp. Class B	6,884	51
*	Figs Inc. Class A	8,046	50
*	Central Garden & Pet Co. Class A	1,182	48
*	Portillo's Inc. Class A	2,628	48
*,1	AMC Entertainment Holdings Inc. Class A	3,775	47
*	Clean Energy Fuels Corp.	10,556	45
	Golden Entertainment Inc.	1,236	45
	Standard Motor Products Inc.	1,219	45
*	Life Time Group Holdings Inc.	2,633	45
*	Cardlytics Inc.	2,612	44
*	Chuy's Holdings Inc.	1,161	44
*,1	Dream Finders Homes Inc. Class A	1,493	43
*	Chico's FAS Inc.	8,104	42
	Gray Television Inc.	5,071	41
*	BJ's Restaurants Inc.	1,354	40
	Guess? Inc.	1,671	40
*	MarineMax Inc.	1,205	40
*	Corsair Gaming Inc.	2,541	40
*	America's Car-Mart Inc.	351	39
	Hibbett Inc.	833	39
	Interface Inc.	3,745	39
	Wolverine World Wide Inc.	4,831	39
	A-Mark Precious Metals Inc.	1,154	39
	Rush Enterprises Inc. Class B	836	38
*	Accel Entertainment Inc.	3,218	38
	Arko Corp.	5,043	38
*	QuinStreet Inc.	3,737	37
	Smith & Wesson Brands Inc.	3,140	37
*	Stagwell Inc.	6,726	37
*,1	European Wax Center Inc. Class A	2,107	37
*	Rover Group Inc.	5,537	37
*	Hovnanian Enterprises Inc. Class A	303	36
	RCI Hospitality Holdings Inc.	554	36
*	Revolve Group Inc.	2,425	36
*	Sleep Number Corp.	1,417	36
*	Thryv Holdings Inc.	1,768	36
*	Sun Country Airlines Holdings Inc.	2,384	36
*	Kura Sushi USA Inc. Class A	395	35
*	Bally's Corp.	2,084	35
*	Instructure Holdings Inc.	1,365	35
*	Liberty Media Corp.-Liberty Live Class A	1,058	35
*	Viad Corp.	1,184	34

10

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Integral Ad Science Holding Corp.	2,387	34
*	Denny's Corp.	3,480	33
*	Liquidity Services Inc.	1,795	33
*	Xponential Fitness Inc. Class A	1,539	33
*	WW International Inc.	3,267	32
*	Gannett Co. Inc.	10,957	32
*	Super Group SGHC Ltd.	8,455	32
	Carriage Services Inc.	1,004	31
*	Clear Channel Outdoor Holdings Inc.	21,594	31
*	Mister Car Wash Inc.	4,327	31
	Designer Brands Inc. Class A	2,901	30
*	GoPro Inc. Class A	8,192	30
*	Lions Gate Entertainment Corp. Class A	3,818	30
*	Stoneridge Inc.	1,456	30
	Global Industrial Co.	894	30
*	Daily Journal Corp.	99	29
*	Boston Omaha Corp. Class A	1,587	28
	Haverty Furniture Cos. Inc.	893	28
	Marcus Corp.	1,834	28
	Cricut Inc. Class A	2,993	28
	Sinclair Inc.	2,213	28
*	Hawaiian Holdings Inc.	3,192	27
*	Stitch Fix Inc. Class A	6,173	27
*	Vizio Holding Corp. Class A	4,695	27
*	EW Scripps Co. Class A	3,464	26
	Shoe Carnival Inc.	1,121	26
	Bluegreen Vacations Holding Corp.	712	26
*	Genesco Inc.	731	25
	Movado Group Inc.	932	25
*	Petco Health & Wellness Co. Inc.	4,881	25
*	MasterCraft Boat Holdings Inc.	1,121	24
	Johnson Outdoors Inc. Class A	413	23
*	Quotient Technology Inc.	5,787	23
*	Zumiez Inc.	1,236	23
*	iHeartMedia Inc. Class A	6,426	23
	Aaron's Co. Inc.	1,892	23
*	Rush Street Interactive Inc.	5,041	23
*	First Watch Restaurant Group Inc.	1,216	23
*	OneWater Marine Inc. Class A	854	22
*	Inspired Entertainment Inc.	1,641	22
*	Lovesac Co.	911	21
*	AMC Networks Inc. Class A	1,777	21
	Build-A-Bear Workshop Inc.	765	20
*	Holley Inc.	3,560	20
	Entravision Communications Corp. Class A	4,868	19
*	Lindblad Expeditions Holdings Inc.	2,047	19
*	Children's Place Inc.	692	18
*	Legacy Housing Corp.	798	18
*	CarParts.com Inc.	3,721	18
*	Outbrain Inc.	3,144	18
*,1	Playstudios Inc.	5,032	18
*	Bowlero Corp.	1,639	18
*	Mondee Holdings Inc.	2,844	18
*	Carrols Restaurant Group Inc.	2,303	16
		Shares	Market Value• ($000)
*	Cooper-Standard Holdings Inc.	1,054	16
	El Pollo Loco Holdings Inc.	1,665	16
*	PlayAGS Inc.	2,270	16
*	Universal Technical Institute Inc.	1,991	16
*	AMMO Inc.	6,813	16
*	Nerdy Inc.	3,366	16
*	SES AI Corp.	7,730	16
*	Century Casinos Inc.	2,301	15
	Clarus Corp.	2,124	15
*	Sportsman's Warehouse Holdings Inc.	3,203	15
*	Destination XL Group Inc.	3,357	15
*	Playtika Holding Corp.	1,583	15
*	Eastman Kodak Co.	3,188	14
*	Funko Inc. Class A	2,050	14
*	2U Inc.	4,423	14
	Alta Equipment Group Inc.	960	14
*	ThredUP Inc. Class A	3,501	14
*	Frontier Group Holdings Inc.	2,210	14
*	Traeger Inc.	3,150	14
	Hooker Furnishings Corp.	597	13
*	Potbelly Corp.	1,596	13
*	Vuzix Corp.	3,223	13
*	Blink Charging Co.	3,333	13
*	ONE Group Hospitality Inc.	1,914	13
*	1-800-Flowers.com Inc. Class A	1,608	12
*	Lincoln Educational Services Corp.	1,410	12
[1]	U-Haul Holding Co. (XNYS)	195	11
*	Tile Shop Holdings Inc.	1,892	11
*	Vera Bradley Inc.	1,521	11
	Climb Global Solutions Inc.	252	11
	Nathan's Famous Inc.	158	11
[1]	Big Lots Inc.	1,538	10
*	Red Robin Gourmet Burgers Inc.	989	10
*	Tilly's Inc. Class A	1,108	10
	Purple Innovation Inc.	4,588	10
*	BARK Inc.	6,166	10
*	Snap One Holdings Corp.	1,146	10
*	Allbirds Inc. Class A	7,898	10
[1]	Big 5 Sporting Goods Corp.	1,099	9
	Escalade Inc.	574	9
*	Lazydays Holdings Inc.	759	9
*	Latham Group Inc.	2,536	9
*	JAKKS Pacific Inc.	432	9
*	ContextLogic Inc. Class A	1,765	9
	Cato Corp. Class A	1,059	8
*	Fiesta Restaurant Group Inc.	999	8
	Weyco Group Inc.	309	8
*	Selectquote Inc.	6,723	8
*	Full House Resorts Inc.	1,743	8
*	J Jill Inc.	326	8
*	Gambling.com Group Ltd.	588	8
*	Biglari Holdings Inc. Class B	37	7
*	Turtle Beach Corp.	677	7
*	Urban One Inc.	1,235	7
*	VOXX International Corp.	839	7
	Townsquare Media Inc. Class A	703	7
*	Livewire Group Inc.	653	7
	Rocky Brands Inc.	352	6
*	Emerald Holding Inc.	1,517	6
*	Landsea Homes Corp.	645	6

11

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Reservoir Media Inc.	1,024	6
*	Duluth Holdings Inc. Class B	760	5
*	Lands' End Inc.	694	5
*	Noodles & Co.	1,842	5
	Marine Products Corp.	357	5
*	Solo Brands Inc. Class A	936	5
*	United Homes Group Inc.	629	5
*	Cava Group Inc.	59	3
*	Savers Value Village Inc.	129	3
*	Loop Media Inc.	2,276	2
*	Torrid Holdings Inc.	617	1
			414,237
Consumer Staples (5.0%)
	Procter & Gamble Co.	152,600	23,552
	PepsiCo Inc.	89,150	15,862
	Coca-Cola Co.	252,007	15,078
	Philip Morris International Inc.	100,679	9,671
	Mondelez International Inc. Class A	88,157	6,282
	CVS Health Corp.	83,095	5,415
	Altria Group Inc.	116,217	5,139
	Colgate-Palmolive Co.	53,230	3,911
	McKesson Corp.	8,916	3,676
	Kimberly-Clark Corp.	21,845	2,814
	Archer-Daniels-Midland Co.	35,229	2,794
*	Monster Beverage Corp.	48,530	2,786
	Constellation Brands Inc. Class A	10,060	2,621
	General Mills Inc.	38,097	2,578
	Corteva Inc.	46,382	2,343
	Kenvue Inc.	99,430	2,292
	Sysco Corp.	32,883	2,290
	Keurig Dr Pepper Inc.	61,989	2,086
	Hershey Co.	9,526	2,047
	Kroger Co.	42,302	1,962
	Cencora Inc.	10,589	1,863
	Kraft Heinz Co.	51,918	1,718
	Church & Dwight Co. Inc.	16,203	1,568
	McCormick & Co. Inc.	16,433	1,349
	Clorox Co.	8,101	1,267
	Walgreens Boots Alliance Inc.	47,087	1,192
	Bunge Ltd.	9,739	1,113
	Kellogg Co.	16,984	1,036
	Tyson Foods Inc. Class A	18,162	968
	J M Smucker Co.	6,651	964
	Conagra Brands Inc.	31,080	929
	Lamb Weston Holdings Inc.	9,421	918
	Brown-Forman Corp. Class B	13,062	864
	Hormel Foods Corp.	19,052	735
	Molson Coors Beverage Co. Class B	11,565	734
*	Celsius Holdings Inc.	3,491	684
*	Darling Ingredients Inc.	10,377	641
*	Performance Food Group Co.	9,984	620
	Albertsons Cos. Inc. Class A	27,027	605
*	US Foods Holding Corp.	14,804	599
	Casey's General Stores Inc.	2,436	595
	Campbell Soup Co.	12,358	515
	Ingredion Inc.	4,339	447
*	BellRing Brands Inc.	8,557	355
*	Post Holdings Inc.	3,446	309
	Flowers Foods Inc.	11,998	283
*	Sprouts Farmers Market Inc.	6,564	268
*	Hostess Brands Inc.	8,508	242
*	Simply Good Foods Co.	6,681	241
		Shares	Market Value• ($000)
*	Boston Beer Co. Inc. Class A	605	221
*	Freshpet Inc.	2,911	220
	Spectrum Brands Holdings Inc.	2,550	212
	Coca-Cola Consolidated Inc.	300	210
	Lancaster Colony Corp.	1,240	205
	WD-40 Co.	871	187
*	Grocery Outlet Holding Corp.	6,035	186
	Brown-Forman Corp. Class A	2,491	168
	J & J Snack Foods Corp.	970	157
	Energizer Holdings Inc.	4,528	156
	Primo Water Corp.	10,044	153
*	TreeHouse Foods Inc.	3,229	150
	Edgewell Personal Care Co.	3,295	127
	MGP Ingredients Inc.	997	120
	Andersons Inc.	2,241	115
	Cal-Maine Foods Inc.	2,405	115
	Vector Group Ltd.	9,144	98
*	Herbalife Ltd.	6,251	94
	Reynolds Consumer Products Inc.	3,451	94
	Universal Corp.	1,623	77
*	National Beverage Corp.	1,482	76
*	United Natural Foods Inc.	3,759	76
	Nu Skin Enterprises Inc. Class A	3,132	75
	Ingles Markets Inc. Class A	909	71
	Utz Brands Inc.	4,507	70
*	Pilgrim's Pride Corp.	2,605	66
	Weis Markets Inc.	1,024	66
*	Chefs' Warehouse Inc.	2,139	61
	Seaboard Corp.	16	60
*	Hain Celestial Group Inc.	5,570	59
	Medifast Inc.	693	58
*	Sovos Brands Inc.	2,538	57
	B&G Foods Inc.	4,387	56
	John B Sanfilippo & Son Inc.	556	56
	Fresh Del Monte Produce Inc.	2,124	54
	Dole plc	4,440	53
*	Vita Coco Co. Inc.	1,706	48
*,1	Beyond Meat Inc.	3,829	45
	SpartanNash Co.	1,999	44
*	USANA Health Sciences Inc.	667	43
*	Duckhorn Portfolio Inc.	3,128	39
	Calavo Growers Inc.	1,120	37
*	Beauty Health Co.	5,520	34
	ACCO Brands Corp.	5,861	31
*	Mission Produce Inc.	2,930	28
	Turning Point Brands Inc.	1,062	26
*	SunOpta Inc.	5,301	23
*	Vital Farms Inc.	1,875	22
*	Olaplex Holdings Inc.	8,126	22
	Oil-Dri Corp. of America	301	20
	PetMed Express Inc.	1,610	18
*	Westrock Coffee Co.	1,786	18
	Limoneira Co.	1,084	17
	Village Super Market Inc. Class A	770	17
*	Seneca Foods Corp. Class A	320	15
	Alico Inc.	633	15
*	GrowGeneration Corp.	4,609	15
*	Nature's Sunshine Products Inc.	687	12
*	Brookfield Realty Capital Corp. Class A	2,584	12
*	HF Foods Group Inc.	2,064	10

12

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*,1	Waldencast plc Class A	1,232	10
*,1	Benson Hill Inc.	12,664	8
	Natural Grocers by Vitamin Cottage Inc.	575	7
*	Forafric Global plc	599	7
*	Zevia PBC Class A	1,559	4
			143,547
Energy (4.6%)
	Exxon Mobil Corp.	263,742	29,325
	Chevron Corp.	114,820	18,498
	ConocoPhillips	78,864	9,387
	Schlumberger NV	92,559	5,457
	EOG Resources Inc.	38,132	4,905
	Marathon Petroleum Corp.	28,602	4,084
	Pioneer Natural Resources Co.	15,175	3,611
	Phillips 66	29,996	3,424
	Valero Energy Corp.	23,350	3,033
	Occidental Petroleum Corp.	45,262	2,842
	Hess Corp.	18,330	2,832
	Williams Cos. Inc.	79,047	2,729
	Cheniere Energy Inc.	15,707	2,563
	Baker Hughes Co.	65,891	2,385
	Halliburton Co.	58,495	2,259
	Kinder Morgan Inc.	127,024	2,187
	Devon Energy Corp.	41,650	2,128
	ONEOK Inc.	29,128	1,899
	Diamondback Energy Inc.	11,846	1,798
	Coterra Energy Inc.	49,308	1,390
*	First Solar Inc.	6,935	1,312
	Targa Resources Corp.	14,823	1,278
*	Enphase Energy Inc.	8,645	1,094
	Marathon Oil Corp.	40,146	1,058
	EQT Corp.	23,372	1,010
	APA Corp.	20,216	886
	Ovintiv Inc. (XNYS)	15,764	740
	Chesapeake Energy Corp.	8,221	725
	Texas Pacific Land Corp.	377	711
	NOV Inc.	25,937	548
	TechnipFMC plc	28,718	547
	HF Sinclair Corp.	9,211	507
*	Antero Resources Corp.	18,099	501
	Range Resources Corp.	15,322	496
	ChampionX Corp.	13,636	492
*	Southwestern Energy Co.	71,626	486
	Matador Resources Co.	7,176	456
	Chord Energy Corp.	2,740	443
	Murphy Oil Corp.	9,399	427
*	Weatherford International plc	4,514	400
	Civitas Resources Inc.	4,418	363
	Noble Corp. plc	6,796	358
	PBF Energy Inc. Class A	7,389	346
	SM Energy Co.	7,670	325
	DTE Midstream LLC	6,190	324
*	Denbury Inc.	3,198	293
*	Valaris Ltd.	3,884	293
	Magnolia Oil & Gas Corp. Class A	12,373	282
*,1	Plug Power Inc.	33,254	281
	Equitrans Midstream Corp.	27,643	265
	Antero Midstream Corp.	21,477	260
	California Resources Corp.	4,588	256
	Helmerich & Payne Inc.	6,386	255
	Arcosa Inc.	3,097	242
*	Array Technologies Inc.	9,614	239
*	CNX Resources Corp.	10,380	232
	Permian Resources Corp.	16,092	228
		Shares	Market Value• ($000)
	Cactus Inc. Class A	4,150	221
*	Shoals Technologies Group Inc. Class A	10,857	214
	Northern Oil and Gas Inc.	5,048	211
*	Kosmos Energy Ltd.	28,805	210
*	Tidewater Inc.	2,980	194
	CONSOL Energy Inc.	2,194	189
	Patterson-UTI Energy Inc.	13,092	185
	Liberty Energy Inc.	11,562	184
	Peabody Energy Corp.	7,868	170
	Alpha Metallurgical Resources Inc.	823	167
*	Seadrill Ltd.	3,201	156
*	Callon Petroleum Co.	3,862	152
	Arch Resources Inc.	1,157	151
*	Oceaneering International Inc.	6,346	145
	Golar LNG Ltd.	6,428	142
	Warrior Met Coal Inc.	3,301	131
*	NexTier Oilfield Solutions Inc.	12,214	130
*	Expro Group Holdings NV	5,490	129
	Sitio Royalties Corp. Class A	5,093	129
*,1	ChargePoint Holdings Inc.	17,861	128
	New Fortress Energy Inc.	4,093	127
	Archrock Inc.	9,598	123
*	Talos Energy Inc.	6,995	120
*	Par Pacific Holdings Inc.	3,448	118
*	NEXTracker Inc. Class A	2,740	115
*	Green Plains Inc.	3,665	114
	Delek US Holdings Inc.	4,109	106
*	Borr Drilling Ltd.	14,480	101
*	Diamond Offshore Drilling Inc.	6,422	95
*	Helix Energy Solutions Group Inc.	8,957	91
*	Ameresco Inc. Class A	2,005	87
	World Kinect Corp.	3,846	84
*	NOW Inc.	6,970	78
*	Gulfport Energy Corp.	639	75
*	Earthstone Energy Inc. Class A	3,614	74
*	Vital Energy Inc.	1,214	73
	Core Laboratories Inc.	2,925	70
	Comstock Resources Inc.	5,547	68
*	Fluence Energy Inc.	2,580	68
*	Nabors Industries Ltd. (XNYS)	564	62
*	ProPetro Holding Corp.	6,032	58
	CVR Energy Inc.	1,730	57
*	Dril-Quip Inc.	2,049	57
	SunCoke Energy Inc.	5,545	52
*	TETRA Technologies Inc.	9,139	50
*	MRC Global Inc.	5,259	49
*	SilverBow Resources Inc.	1,134	49
*,1	Stem Inc.	9,025	46
	Select Water Solutions Inc.	5,314	43
	RPC Inc.	5,182	41
*	REX American Resources Corp.	1,037	41
*	SunPower Corp.	5,687	41
	Kinetik Holdings Inc.	1,169	41
*	Bristow Group Inc.	1,474	41
*	Montauk Renewables Inc.	4,337	41
	Berry Corp.	4,683	40
*,1	Tellurian Inc.	33,460	37
	Vitesse Energy Inc.	1,609	37

13

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Centrus Energy Corp. Class A	768	36
*	DMC Global Inc.	1,489	36
	SandRidge Energy Inc.	2,266	36
*	FuelCell Energy Inc.	25,558	36
	Crescent Energy Co. Class A	2,405	33
*	Oil States International Inc.	4,101	32
*	Newpark Resources Inc.	5,019	30
	VAALCO Energy Inc.	7,002	29
*	Maxeon Solar Technologies Ltd.	1,590	25
*	W&T Offshore Inc.	5,569	23
	Solaris Oilfield Infrastructure Inc. Class A	1,951	21
	Atlas Energy Solutions Inc. Class A	985	21
*	EVgo Inc.	5,085	20
*,1	Solid Power Inc.	9,314	20
*	Energy Vault Holdings Inc.	6,124	20
*	Gevo Inc.	14,728	19
	Riley Exploration Permian Inc.	553	19
*	ProFrac Holding Corp. Class A	1,689	19
	Enviva Inc.	1,918	18
*	Ring Energy Inc.	8,850	17
*	SEACOR Marine Holdings Inc.	1,488	17
	Evolution Petroleum Corp.	1,919	16
*	Amplify Energy Corp.	2,289	15
*	Hallador Energy Co.	1,420	15
*	Forum Energy Technologies Inc.	602	14
*	TPI Composites Inc.	2,617	13
*	NextDecade Corp.	1,980	12
	Granite Ridge Resources Inc.	1,589	12
	Ranger Energy Services Inc.	935	11
	Ramaco Resources Inc. Class A	1,227	10
[1]	HighPeak Energy Inc.	644	9
*	FTC Solar Inc.	4,875	9
*	Empire Petroleum Corp.	1,016	9
*	KLX Energy Services Holdings Inc.	802	8
*	Mammoth Energy Services Inc.	1,431	7
	NACCO Industries Inc. Class A	206	7
*	PrimeEnergy Resources Corp.	70	7
*	ESS Tech Inc.	4,038	6
	Ramaco Resources Inc. Class B	387	4
*	Kodiak Gas Services Inc.	216	4
			132,418
Financials (10.4%)
*	Berkshire Hathaway Inc. Class B	118,763	42,778
	JPMorgan Chase & Co.	189,680	27,756
	Bank of America Corp.	451,654	12,949
	Wells Fargo & Co.	245,177	10,123
	S&P Global Inc.	20,838	8,145
	Goldman Sachs Group Inc.	20,959	6,868
	BlackRock Inc.	9,658	6,766
	Morgan Stanley	78,050	6,646
	Marsh & McLennan Cos. Inc.	32,035	6,247
	Charles Schwab Corp.	96,194	5,690
		Shares	Market Value• ($000)
	Chubb Ltd.	26,794	5,382
	Citigroup Inc.	126,040	5,204
	Progressive Corp.	37,929	5,062
	Blackstone Inc.	45,804	4,872
	CME Group Inc.	23,326	4,728
	Aon plc Class A (XNYS)	13,140	4,381
	Intercontinental Exchange Inc.	35,860	4,231
	US Bancorp	99,412	3,632
	Moody's Corp.	10,311	3,473
	Arthur J Gallagher & Co.	13,726	3,164
	PNC Financial Services Group Inc.	25,760	3,110
	Apollo Global Management Inc.	33,986	2,968
	Aflac Inc.	39,091	2,915
	American International Group Inc.	47,625	2,787
	MSCI Inc.	5,041	2,740
	MetLife Inc.	42,040	2,663
	KKR & Co. Inc.	42,113	2,645
	Truist Financial Corp.	86,025	2,628
	Travelers Cos. Inc.	14,925	2,406
	Ameriprise Financial Inc.	6,824	2,304
	Bank of New York Mellon Corp.	51,207	2,298
	Prudential Financial Inc.	23,856	2,258
	Allstate Corp.	17,122	1,846
*	Arch Capital Group Ltd.	23,239	1,786
	T Rowe Price Group Inc.	14,318	1,607
	State Street Corp.	21,707	1,492
	Discover Financial Services	16,506	1,487
	Hartford Financial Services Group Inc.	19,967	1,434
	Willis Towers Watson plc	6,913	1,429
	Broadridge Financial Solutions Inc.	7,617	1,418
	M&T Bank Corp.	10,743	1,343
	Raymond James Financial Inc.	12,729	1,331
*	Markel Group Inc.	852	1,260
	Principal Financial Group Inc.	16,185	1,258
	LPL Financial Holdings Inc.	5,069	1,169
	Nasdaq Inc.	22,182	1,164
	Fifth Third Bancorp	43,747	1,161
	Brown & Brown Inc.	15,431	1,143
	Regions Financial Corp.	60,403	1,108
	Ares Management Corp. Class A	10,580	1,094
	FactSet Research Systems Inc.	2,501	1,091
	Cincinnati Financial Corp.	9,998	1,058
	Huntington Bancshares Inc.	93,055	1,032
	Cboe Global Markets Inc.	6,818	1,021
	Northern Trust Corp.	13,391	1,019
	Everest Group Ltd.	2,748	991
	First Citizens BancShares Inc. Class A	702	955
	Citizens Financial Group Inc.	31,272	880
*	Coinbase Global Inc. Class A	10,843	863
	W R Berkley Corp.	13,846	857
	Loews Corp.	12,109	752
	Equitable Holdings Inc.	24,352	701
	KeyCorp	61,017	691
	Fidelity National Financial Inc.	16,639	689
	Annaly Capital Management Inc.	32,202	653
	Globe Life Inc.	5,804	648

14

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Tradeweb Markets Inc. Class A	7,486	647
	Unum Group	12,864	633
	Reinsurance Group of America Inc.	4,335	601
	RenaissanceRe Holdings Ltd.	3,149	592
	Interactive Brokers Group Inc. Class A	6,487	591
	MarketAxess Holdings Inc.	2,388	575
	New York Community Bancorp Inc.	46,610	572
	Kinsale Capital Group Inc.	1,399	558
*	XP Inc. Class A	21,743	551
	American Financial Group Inc.	4,694	544
*	SoFi Technologies Inc.	60,238	522
	Webster Financial Corp.	12,023	510
	East West Bancorp Inc.	9,147	506
	Ally Financial Inc.	17,841	494
	Franklin Resources Inc.	18,264	488
*	Robinhood Markets Inc. Class A	43,810	477
	Old Republic International Corp.	17,420	476
	Assurant Inc.	3,411	475
	Jefferies Financial Group Inc.	13,110	468
	Primerica Inc.	2,323	467
	Voya Financial Inc.	6,510	454
	Carlyle Group Inc.	13,732	444
	First Horizon Corp.	35,026	440
	Stifel Financial Corp.	6,560	427
	Comerica Inc.	8,670	417
	SEI Investments Co.	6,615	411
	First American Financial Corp.	6,476	399
	Starwood Property Trust Inc.	19,369	396
	Morningstar Inc.	1,688	393
	Invesco Ltd.	24,009	382
	Selective Insurance Group Inc.	3,813	378
	Cullen/Frost Bankers Inc.	3,879	367
	AGNC Investment Corp.	36,883	366
	SouthState Corp.	4,951	358
	Commerce Bancshares Inc.	7,259	356
	MGIC Investment Corp.	20,087	353
	RLI Corp.	2,655	349
	Western Alliance Bancorp	6,963	348
	Wintrust Financial Corp.	4,463	346
	Blue Owl Capital Inc.	28,385	339
	Essent Group Ltd.	6,738	338
	Houlihan Lokey Inc.	3,169	334
	Zions Bancorp NA	9,319	331
	Rithm Capital Corp.	31,667	326
	Evercore Inc. Class A	2,287	320
	Pinnacle Financial Partners Inc.	4,777	318
	Prosperity Bancshares Inc.	5,576	317
	Popular Inc.	4,535	310
	Affiliated Managers Group Inc.	2,301	308
	OneMain Holdings Inc.	7,193	299
*	Ryan Specialty Holdings Inc.	5,860	286
	Synovus Financial Corp.	9,213	285
	Old National Bancorp	18,611	284
	Bank OZK	7,020	282
	Lincoln National Corp.	10,837	278
	American Equity Investment Life Holding Co.	5,134	276
		Shares	Market Value• ($000)
	Axis Capital Holdings Ltd.	4,991	274
	Radian Group Inc.	10,081	273
	Columbia Banking System Inc.	13,221	271
	FNB Corp.	22,749	265
	Home BancShares Inc.	11,919	264
	Cadence Bank	11,494	263
	Lazard Ltd. Class A	7,518	261
	White Mountains Insurance Group Ltd.	160	254
	Valley National Bancorp	27,306	251
	United Bankshares Inc.	8,264	249
	Blackstone Mortgage Trust Inc. Class A	11,080	244
*	Mr Cooper Group Inc.	4,284	243
	Hanover Insurance Group Inc.	2,269	242
	Janus Henderson Group plc	8,783	241
	First Financial Bankshares Inc.	8,237	237
	Hancock Whitney Corp.	5,479	226
	SLM Corp.	15,431	220
	United Community Banks Inc.	8,032	217
	Assured Guaranty Ltd.	3,683	217
	FirstCash Holdings Inc.	2,411	215
	Glacier Bancorp Inc.	7,052	213
	Hamilton Lane Inc. Class A	2,297	213
*	Brighthouse Financial Inc.	4,267	212
*	Credit Acceptance Corp.	411	206
	Moelis & Co. Class A	4,217	200
*,2	Focus Financial Partners Inc. Class A	3,730	198
	Jackson Financial Inc. Class A	5,140	193
*	Texas Capital Bancshares Inc.	3,077	192
	Walker & Dunlop Inc.	2,230	190
*	Enstar Group Ltd.	741	188
*	Genworth Financial Inc. Class A	31,620	183
	Kemper Corp.	3,866	182
	Arbor Realty Trust Inc.	11,334	181
	ServisFirst Bancshares Inc.	3,178	178
	UMB Financial Corp.	2,799	177
	CNO Financial Group Inc.	7,304	171
	Ameris Bancorp	4,182	170
	Corebridge Financial Inc.	9,335	166
	Piper Sandler Cos.	1,108	165
	Associated Banc-Corp.	9,464	164
	Community Bank System Inc.	3,377	161
	First BanCorp (XNYS)	11,449	159
	Simmons First National Corp. Class A	8,921	159
*	Axos Financial Inc.	3,651	157
	Cathay General Bancorp	4,415	157
	Independent Bank Corp. (XNGS)	2,888	156
	First Hawaiian Inc.	8,130	154
	BOK Financial Corp.	1,838	153
	WSFS Financial Corp.	3,887	153
	International Bancshares Corp.	3,405	152
*	NMI Holdings Inc. Class A	5,252	150
	Artisan Partners Asset Management Inc. Class A	3,847	148
	CVB Financial Corp.	8,412	147
*	Upstart Holdings Inc.	4,525	146

15

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Atlantic Union Bankshares Corp.	4,739	141
	Fulton Financial Corp.	10,405	139
	First Interstate BancSystem Inc. Class A	5,316	138
	Bank of Hawaii Corp.	2,528	136
	Pacific Premier Bancorp Inc.	5,895	136
*	Marathon Digital Holdings Inc.	10,672	134
	BancFirst Corp.	1,369	131
	Eastern Bankshares Inc.	9,712	131
*	Bancorp Inc.	3,469	127
	BankUnited Inc.	4,793	126
	First Financial Bancorp	5,909	123
	Seacoast Banking Corp. of Florida	5,189	123
	PJT Partners Inc. Class A	1,506	119
	PennyMac Financial Services Inc.	1,599	115
*	Riot Platforms Inc.	10,098	115
	TPG Inc.	4,029	113
	NBT Bancorp Inc.	3,223	111
	Washington Federal Inc.	4,087	111
	Ready Capital Corp.	9,945	109
	First Merchants Corp.	3,608	108
	Cohen & Steers Inc.	1,631	106
	Virtu Financial Inc. Class A	5,639	106
	StepStone Group Inc. Class A	3,436	106
	Ladder Capital Corp.	9,588	105
*	StoneX Group Inc.	1,116	105
	Navient Corp.	5,905	104
	Northwest Bancshares Inc.	9,243	102
	Towne Bank	4,337	102
*	BRP Group Inc. Class A	3,818	102
	Apollo Commercial Real Estate Finance Inc.	9,052	99
*	Enova International Inc.	1,972	99
	BGC Group Inc. Class A	19,964	99
	Federal Agricultural Mortgage Corp. Class C	577	97
	Renasant Corp.	3,456	96
	Banner Corp.	2,157	94
*	Goosehead Insurance Inc. Class A	1,348	94
	Independent Bank Group Inc.	2,236	94
*	Triumph Financial Inc.	1,444	93
	Chimera Investment Corp.	15,224	92
	Park National Corp.	907	92
	WesBanco Inc.	3,613	92
	Hilltop Holdings Inc.	3,010	91
	Virtus Investment Partners Inc.	439	91
	Bank of NT Butterfield & Son Ltd.	3,138	91
*	Cannae Holdings Inc.	4,522	89
	OFG Bancorp	2,908	88
	Trustmark Corp.	3,822	88
	Enterprise Financial Services Corp.	2,210	86
	Nelnet Inc. Class A	939	86
	Pathward Financial Inc.	1,716	85
*	Rocket Cos. Inc. Class A	7,966	85
	City Holding Co.	922	84
	First Commonwealth Financial Corp.	6,423	84
	Two Harbors Investment Corp.	6,030	83
		Shares	Market Value• ($000)
	S&T Bancorp Inc.	2,865	81
	Compass Diversified Holdings	3,853	80
	Heartland Financial USA Inc.	2,586	79
	Lakeland Financial Corp.	1,515	79
	PennyMac Mortgage Investment Trust	5,883	79
	Stock Yards Bancorp Inc.	1,725	79
*	Palomar Holdings Inc.	1,532	78
	Stewart Information Services Corp.	1,673	77
	National Western Life Group Inc. Class A	163	74
	Provident Financial Services Inc.	4,513	74
	Franklin BSP Realty Trust Inc. REIT	5,261	74
	Horace Mann Educators Corp.	2,556	73
*,1	Trupanion Inc.	2,461	73
	First Bancorp (XNGS)	2,419	72
	MFA Financial Inc. REIT	6,485	71
	Westamerica BanCorp	1,591	70
*	Encore Capital Group Inc.	1,464	69
	National Bank Holdings Corp. Class A	2,200	69
*	Customers Bancorp Inc.	1,924	68
	FB Financial Corp.	2,232	68
	Hope Bancorp Inc.	7,083	68
	Employers Holdings Inc.	1,704	67
	CNA Financial Corp.	1,682	66
	Live Oak Bancshares Inc.	2,036	66
	Preferred Bank	1,066	66
	Claros Mortgage Trust Inc.	5,772	66
	KKR Real Estate Finance Trust Inc.	5,163	65
	TriCo Bancshares	1,881	65
	Stellar Bancorp Inc.	3,074	65
	Safety Insurance Group Inc.	935	64
*	SiriusPoint Ltd.	5,790	64
	First Busey Corp.	3,055	62
	WisdomTree Inc.	8,543	62
	B Riley Financial Inc.	1,182	61
	Banc of California Inc.	4,852	61
	ProAssurance Corp.	3,457	61
	Veritex Holdings Inc.	3,258	61
*	Oscar Health Inc. Class A	9,717	61
	AMERISAFE Inc.	1,155	60
	Redwood Trust Inc.	7,538	60
	Sandy Spring Bancorp Inc.	2,705	60
	ARMOUR Residential REIT Inc.	12,068	59
	PacWest Bancorp	7,274	58
	QCR Holdings Inc.	1,113	58
	Victory Capital Holdings Inc. Class A	1,676	58
	Nicolet Bankshares Inc.	758	57
	Argo Group International Holdings Ltd.	1,926	57
	OceanFirst Financial Corp.	3,330	56
	BrightSpire Capital Inc.	7,977	56
	Lakeland Bancorp Inc.	4,088	55
	Enact Holdings Inc.	1,914	55
*	Open Lending Corp. Class A	6,603	54
	Berkshire Hills Bancorp Inc.	2,540	53
*	Avantax Inc.	2,523	53
[1]	Ellington Financial Inc.	3,959	53
	Origin Bancorp Inc.	1,729	53

16

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Southside Bancshares Inc.	1,773	53
	Brightsphere Investment Group Inc.	2,562	53
	Premier Financial Corp.	2,822	53
	Brookline Bancorp Inc.	5,483	52
	Eagle Bancorp Inc.	2,142	52
	Peoples Bancorp Inc.	2,009	52
	First Bancshares Inc.	1,781	51
	First Community Bankshares Inc.	1,656	51
	German American Bancorp Inc.	1,758	51
	Tompkins Financial Corp.	975	51
	New York Mortgage Trust Inc.	5,381	51
	Dime Community Bancshares Inc.	2,343	50
	Patria Investments Ltd. Class A	3,317	48
	1st Source Corp.	1,026	46
*,1	Lemonade Inc.	3,319	46
*	Assetmark Financial Holdings Inc.	1,571	45
	Business First Bancshares Inc.	2,223	45
	ConnectOne Bancorp Inc.	2,339	45
	Mercury General Corp.	1,581	45
*	PRA Group Inc.	2,330	45
*	Ambac Financial Group Inc.	3,431	44
	Bank First Corp.	563	44
	Heritage Financial Corp.	2,471	43
*	LendingClub Corp.	6,228	43
	Capitol Federal Financial Inc.	7,376	42
	Dynex Capital Inc.	3,265	42
	TFS Financial Corp.	3,048	41
	Granite Point Mortgage Trust Inc.	7,548	40
	Old Second Bancorp Inc.	2,752	40
	Byline Bancorp Inc.	1,799	38
	Banco Latinoamericano de Comercio Exterior SA Class E	1,590	38
	Hanmi Financial Corp.	2,136	37
	Colony Bankcorp Inc.	3,539	37
*	CrossFirst Bankshares Inc.	3,318	36
	F&G Annuities & Life Inc.	1,281	36
	Camden National Corp.	1,064	35
	Great Southern Bancorp Inc.	684	35
	Horizon Bancorp Inc.	3,118	35
	Midland States Bancorp Inc.	1,585	35
	Peapack-Gladstone Financial Corp.	1,268	35
	James River Group Holdings Ltd.	2,391	35
*	Coastal Financial Corp.	801	35
	TrustCo Bank Corp. NY	1,238	35
	Capital Bancorp Inc.	1,789	34
	UWM Holdings Corp.	5,734	34
	American National Bankshares Inc.	844	33
*	Columbia Financial Inc.	1,926	33
	Diamond Hill Investment Group Inc.	198	33
	Heritage Commerce Corp.	3,766	33
	Northfield Bancorp Inc.	3,091	33
	Amerant Bancorp Inc.	1,698	32
	First Financial Corp.	865	32
	First Mid Bancshares Inc.	1,138	32
	Flushing Financial Corp.	2,185	31
		Shares	Market Value• ($000)
	P10 Inc. Class A	2,574	31
	Central Pacific Financial Corp.	1,744	30
	Donegal Group Inc. Class A	2,043	30
	First Foundation Inc.	3,824	30
	Mercantile Bank Corp.	905	30
	TPG RE Finance Trust Inc.	3,977	30
*	World Acceptance Corp.	220	30
	Capital City Bank Group Inc.	954	29
	Community Trust Bancorp Inc.	827	29
	Kearny Financial Corp.	3,943	29
	Merchants Bancorp	997	29
	Washington Trust Bancorp Inc.	1,021	29
	Invesco Mortgage Capital Inc. REIT	2,621	29
	Cambridge Bancorp	528	28
	Equity Bancshares Inc. Class A	1,101	28
	Farmers National Banc Corp.	2,219	28
	HarborOne Bancorp Inc.	2,781	28
	Independent Bank Corp.	1,446	28
	SmartFinancial Inc.	1,222	28
	Univest Financial Corp.	1,554	28
	Metrocity Bankshares Inc.	1,420	28
	Brookfield Business Corp. Class A	1,586	28
	HomeTrust Bancshares Inc.	1,202	27
	Tiptree Inc.	1,513	27
	Bar Harbor Bankshares	1,058	26
	ESSA Bancorp Inc.	1,647	26
*	MBIA Inc.	3,232	26
	Southern Missouri Bancorp Inc.	619	26
	NewtekOne Inc.	1,454	26
*	Metropolitan Bank Holding Corp.	631	25
	Alerus Financial Corp.	1,281	25
	Perella Weinberg Partners	2,352	25
	CNB Financial Corp.	1,305	24
	Hingham Institution for Savings	119	24
	Republic Bancorp Inc. Class A	541	24
[1]	HCI Group Inc.	435	23
	Amalgamated Financial Corp.	1,283	23
	MVB Financial Corp.	926	22
	MidWestOne Financial Group Inc.	1,027	22
	Peoples Financial Services Corp.	513	22
	Shore Bancshares Inc.	1,990	22
	Sierra Bancorp	1,116	22
	United Fire Group Inc.	1,119	22
*	Carter Bankshares Inc.	1,543	22
	Bank of Marin Bancorp	1,117	21
	Citizens & Northern Corp.	1,172	21
	First Business Financial Services Inc.	675	21
	First of Long Island Corp.	1,596	21
	Macatawa Bank Corp.	2,274	21
	Esquire Financial Holdings Inc.	443	21
	Capstar Financial Holdings Inc.	1,601	21
	GCM Grosvenor Inc. Class A	2,814	21
	Orchid Island Capital Inc.	2,217	21
	First Bancorp Inc. (XNGS)	807	20

17

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Waterstone Financial Inc.	1,582	20
	West BanCorp Inc.	1,089	20
*	Greenlight Capital Re Ltd. Class A	1,800	20
	AFC Gamma Inc.	1,519	20
*	Blue Foundry Bancorp	2,108	20
	Burke & Herbert Financial Services Corp.	397	20
	Civista Bancshares Inc.	1,128	19
	Financial Institutions Inc.	1,084	19
	Guaranty Bancshares Inc.	672	19
	Home Bancorp Inc.	592	19
	Northeast Bank	457	19
	Orrstown Financial Services Inc.	876	19
	Sculptor Capital Management Inc.	1,635	19
	Mid Penn Bancorp Inc.	888	19
	South Plains Financial Inc.	706	19
	Farmers & Merchants Bancorp Inc.	957	18
*	Sterling Bancorp Inc.	2,972	18
	Summit Financial Group Inc.	747	18
	Universal Insurance Holdings Inc.	1,385	18
*	Southern First Bancshares Inc.	624	18
	HBT Financial Inc.	942	18
	Red River Bancshares Inc.	373	18
	Five Star Bancorp	802	18
*	Skyward Specialty Insurance Group Inc.	751	18
*	Bridgewater Bancshares Inc.	1,592	17
	HomeStreet Inc.	1,749	17
	RBB Bancorp	1,256	17
*	Forge Global Holdings Inc.	6,863	17
	NexPoint Diversified Real Estate Trust	1,845	17
	Arrow Financial Corp.	932	16
	Enterprise Bancorp Inc.	556	16
	John Marshall Bancorp Inc.	924	16
	BCB Bancorp Inc.	1,278	15
	ACNB Corp.	478	15
	Chicago Atlantic Real Estate Finance Inc.	976	15
*	Pioneer Bancorp Inc.	1,559	14
	Orange County Bancorp Inc.	298	14
	Citizens Financial Services Inc.	262	14
*	LendingTree Inc.	711	13
	Fidelity D&D Bancorp Inc.	269	13
	Greene County Bancorp Inc.	436	13
	BayCom Corp.	639	12
	Middlefield Banc Corp.	448	12
	Northrim BanCorp Inc.	285	12
	Regional Management Corp.	447	12
*	Ocwen Financial Corp.	403	12
*	Third Coast Bancshares Inc.	639	12
	First Bank	943	11
*	NI Holdings Inc.	871	11
	Norwood Financial Corp.	423	11
*	American Coastal Insurance Corp. Class C	1,455	11
	Plumas Bancorp	319	11
	Primis Financial Corp.	1,278	11
	Northeast Community Bancorp Inc.	722	11
	C&F Financial Corp.	186	10
		Shares	Market Value• ($000)
	Codorus Valley Bancorp Inc.	476	10
*	eHealth Inc.	1,328	10
	FS Bancorp Inc.	353	10
	PCB Bancorp	605	10
	Timberland Bancorp Inc.	369	10
	Silvercrest Asset Management Group Inc. Class A	521	10
*	AlTi Global Inc.	1,317	10
	Crawford & Co. Class A	861	9
*	FVCBankcorp Inc.	760	9
	Investors Title Co.	63	9
	Parke Bancorp Inc.	518	9
	Penns Woods Bancorp Inc.	360	9
	Unity Bancorp Inc.	361	9
*	Maiden Holdings Ltd.	5,350	9
	ChoiceOne Financial Services Inc.	384	9
	Oak Valley Bancorp	375	9
	Southern States Bancshares Inc.	397	9
	Central Valley Community Bancorp	562	8
	Evans Bancorp Inc.	268	8
	LCNB Corp.	557	8
	National Bankshares Inc.	321	8
	MainStreet Bancshares Inc.	366	8
*	First Western Financial Inc.	405	8
	Angel Oak Mortgage REIT Inc.	891	8
	Virginia National Bankshares Corp.	244	8
*	Ponce Financial Group Inc.	1,061	8
	Princeton Bancorp Inc.	261	8
	Bankwell Financial Group Inc.	288	7
	Chemung Financial Corp.	172	7
	First Community Corp.	378	7
	Bank7 Corp.	277	7
*	Consumer Portfolio Services Inc.	721	7
*	Security National Financial Corp. Class A	810	7
	Ames National Corp.	404	7
	Nexpoint Real Estate Finance Inc.	424	7
	Blue Ridge Bankshares Inc.	839	7
*	Bakkt Holdings Inc.	4,913	7
*	Kingsway Financial Services Inc.	775	7
*	Hippo Holdings Inc.	685	7
*	USCB Financial Holdings Inc.	564	6
	Luther Burbank Corp.	600	5
*	Velocity Financial Inc.	431	5
*	SWK Holdings Corp.	300	5
*	Finance of America Cos. Inc. Class A	3,215	5
*	GoHealth Inc. Class A	342	5
	MarketWise Inc.	1,554	2
			296,613
Health Care (12.6%)
	Eli Lilly & Co.	54,975	30,467
	UnitedHealth Group Inc.	60,372	28,772
	Johnson & Johnson	156,496	25,302
	Merck & Co. Inc.	165,065	17,989
	AbbVie Inc.	114,638	16,847
	Thermo Fisher Scientific Inc.	25,071	13,967
	Pfizer Inc.	367,049	12,986

18

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Abbott Laboratories	112,461	11,572
	Danaher Corp.	42,783	11,337
	Amgen Inc.	34,708	8,897
	Bristol-Myers Squibb Co.	136,610	8,422
*	Intuitive Surgical Inc.	22,673	7,089
	Medtronic plc	86,331	7,036
	Elevance Health Inc.	15,390	6,803
	Stryker Corp.	23,092	6,548
	Gilead Sciences Inc.	81,113	6,204
*	Vertex Pharmaceuticals Inc.	16,729	5,827
	Zoetis Inc.	30,067	5,728
*	Regeneron Pharmaceuticals Inc.	6,725	5,558
	Cigna Group	18,960	5,238
	Becton Dickinson & Co.	18,380	5,136
*	Boston Scientific Corp.	93,115	5,023
	Humana Inc.	8,112	3,745
	HCA Healthcare Inc.	13,265	3,678
*	Edwards Lifesciences Corp.	39,114	2,991
*	IDEXX Laboratories Inc.	5,352	2,737
*	IQVIA Holdings Inc.	11,977	2,666
*	DexCom Inc.	25,137	2,538
*	Biogen Inc.	9,375	2,506
*	Moderna Inc.	21,861	2,472
	Agilent Technologies Inc.	19,195	2,324
*	Centene Corp.	35,304	2,176
*	Veeva Systems Inc. Class A	9,446	1,971
	West Pharmaceutical Services Inc.	4,802	1,954
*	Seagen Inc.	9,113	1,878
*	Align Technology Inc.	4,971	1,840
	GE Healthcare Inc.	25,339	1,785
*	Illumina Inc.	10,316	1,704
*	Horizon Therapeutics plc	14,541	1,639
	Zimmer Biomet Holdings Inc.	13,638	1,625
*	Alnylam Pharmaceuticals Inc.	8,119	1,606
	ResMed Inc.	9,456	1,509
	STERIS plc	6,455	1,482
	Cardinal Health Inc.	16,783	1,466
*	ICON plc	5,310	1,380
	Baxter International Inc.	33,457	1,358
	Laboratory Corp. of America Holdings	5,738	1,194
*	Hologic Inc.	15,831	1,183
	Cooper Cos. Inc.	3,170	1,173
*	Molina Healthcare Inc.	3,755	1,165
*	BioMarin Pharmaceutical Inc.	12,238	1,118
*	Exact Sciences Corp.	11,598	970
	Quest Diagnostics Inc.	7,305	961
*	Avantor Inc.	44,032	953
	Revvity Inc.	8,133	952
*	Insulet Corp.	4,535	869
	Viatris Inc.	77,741	836
	Bio-Techne Corp.	10,163	797
*	Incyte Corp.	12,082	780
	Royalty Pharma plc Class A	24,264	724
*	Sarepta Therapeutics Inc.	5,891	713
*	Neurocrine Biosciences Inc.	6,347	691
*	Charles River Laboratories International Inc.	3,311	685
*	QIAGEN NV	14,866	676
*	United Therapeutics Corp.	2,957	663
	Teleflex Inc.	3,075	654
*	Henry Schein Inc.	8,499	651
*	Penumbra Inc.	2,388	632
*	Repligen Corp.	3,635	632
*	Catalent Inc.	11,772	588
		Shares	Market Value• ($000)
*	Jazz Pharmaceuticals plc	3,962	568
*	Bio-Rad Laboratories Inc. Class A	1,346	539
	Universal Health Services Inc. Class B	3,890	524
	DENTSPLY SIRONA Inc.	14,011	520
*	Shockwave Medical Inc.	2,323	512
*	Tenet Healthcare Corp.	6,459	501
	Chemed Corp.	948	485
	Encompass Health Corp.	6,501	462
*	Exelixis Inc.	20,514	459
*	Acadia Healthcare Co. Inc.	5,925	457
	Bruker Corp.	6,783	445
*	Inspire Medical Systems Inc.	1,901	431
*	Karuna Therapeutics Inc.	2,272	427
*	Globus Medical Inc. Class A	7,677	415
*	Medpace Holdings Inc.	1,493	404
*	Elanco Animal Health Inc. (XNYS)	32,654	398
*	Natera Inc.	6,606	388
*	Option Care Health Inc.	11,133	388
*	HealthEquity Inc.	5,528	373
*	Ionis Pharmaceuticals Inc.	9,057	365
*	Halozyme Therapeutics Inc.	8,493	361
	Organon & Co.	16,326	359
*	DaVita Inc.	3,465	355
*	Masimo Corp.	3,085	353
	Ensign Group Inc.	3,438	345
*	Envista Holdings Corp.	10,428	334
*	Intra-Cellular Therapies Inc.	5,939	330
*	Alkermes plc	11,033	322
*	Neogen Corp.	13,801	319
*	agilon health Inc.	17,616	312
*	Reata Pharmaceuticals Inc. Class A	1,833	310
*	10X Genomics Inc. Class A	5,897	306
*	Lantheus Holdings Inc.	4,415	302
*	Vaxcyte Inc.	5,816	302
	Perrigo Co. plc	8,595	301
*	Haemonetics Corp.	3,195	287
*	Syneos Health Inc.	6,562	280
*	Teladoc Health Inc.	12,379	280
*	QuidelOrtho Corp.	3,402	280
*	Guardant Health Inc.	7,004	274
*	Apellis Pharmaceuticals Inc.	6,371	269
*	Amicus Therapeutics Inc.	20,368	261
*	Azenta Inc.	4,373	247
*	ImmunoGen Inc.	15,296	242
*	Glaukos Corp.	3,147	236
*	Merit Medical Systems Inc.	3,576	233
*	Ginkgo Bioworks Holdings Inc.	98,184	230
*	REVOLUTION Medicines Inc.	6,422	218
*	Inari Medical Inc.	3,279	218
*	Bridgebio Pharma Inc.	7,264	217
	CONMED Corp.	1,943	217
*	Intellia Therapeutics Inc.	5,590	210
*	ACADIA Pharmaceuticals Inc.	7,667	207
*	Cytokinetics Inc.	5,908	206
*	iRhythm Technologies Inc.	1,920	198
*	Integra LifeSciences Holdings Corp.	4,644	198
*	Blueprint Medicines Corp.	3,900	194
	Select Medical Holdings Corp.	6,641	194
*	Amedisys Inc.	2,048	192
*	Inmode Ltd.	4,905	192

19

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	LivaNova plc	3,417	190
*	ICU Medical Inc.	1,293	188
*	Insmed Inc.	8,580	188
*	Enovis Corp.	3,356	188
*	Progyny Inc.	4,995	187
*	Prestige Consumer Healthcare Inc.	3,176	185
*	Arrowhead Pharmaceuticals Inc.	6,557	181
*	Roivant Sciences Ltd.	15,599	180
*	Axonics Inc.	3,120	179
*	Integer Holdings Corp.	2,101	179
*	Evolent Health Inc. Class A	6,969	178
*	Pacific Biosciences of California Inc.	15,795	178
*	PTC Therapeutics Inc.	4,476	177
*	Denali Therapeutics Inc.	7,482	173
*,1	Axsome Therapeutics Inc.	2,117	171
*	Krystal Biotech Inc.	1,360	169
*	Corcept Therapeutics Inc.	5,115	167
	Patterson Cos. Inc.	5,546	167
*	Doximity Inc. Class A	6,953	166
*	R1 RCM Inc.	9,569	165
	Premier Inc. Class A	7,534	162
*	Ultragenyx Pharmaceutical Inc.	4,398	162
*	Omnicell Inc.	2,819	160
*	Madrigal Pharmaceuticals Inc.	863	155
*	Surgery Partners Inc.	4,268	155
*	Fortrea Holdings Inc.	5,548	153
*	Novocure Ltd.	6,629	146
*	Akero Therapeutics Inc.	2,847	141
*	Prothena Corp. plc	2,631	139
*	STAAR Surgical Co.	3,061	133
*	TransMedics Group Inc.	2,030	133
*	AtriCure Inc.	2,903	131
*	Amphastar Pharmaceuticals Inc.	2,439	130
*	NeoGenomics Inc.	8,026	121
*	Veracyte Inc.	4,572	121
*	Certara Inc.	7,472	121
*	CorVel Corp.	556	120
*	Dynavax Technologies Corp.	8,079	116
*	Privia Health Group Inc.	4,300	113
*	Tandem Diabetes Care Inc.	4,081	112
*	Mirati Therapeutics Inc.	2,831	105
*	RadNet Inc.	3,153	105
*	Morphic Holding Inc.	1,912	105
*	SpringWorks Therapeutics Inc.	3,649	103
*	Xencor Inc.	4,651	102
*	Apollo Medical Holdings Inc.	2,680	101
*	Beam Therapeutics Inc.	4,340	101
*	Sotera Health Co.	6,231	101
*	Pacira BioSciences Inc.	2,837	100
*	Ideaya Biosciences Inc.	3,408	100
*	Supernus Pharmaceuticals Inc.	3,122	99
*	Vericel Corp.	2,974	98
*	Ventyx Biosciences Inc.	2,937	98
*	Revance Therapeutics Inc.	5,351	94
*	Agios Pharmaceuticals Inc.	3,399	93
*	Cerevel Therapeutics Holdings Inc.	3,888	92
*	TG Therapeutics Inc.	8,739	91
*	Myriad Genetics Inc.	5,032	90
		Shares	Market Value• ($000)
*	Phreesia Inc.	3,137	89
*	Catalyst Pharmaceuticals Inc.	6,227	87
*	Arvinas Inc.	3,049	86
*	Addus HomeCare Corp.	971	85
*	Cymabay Therapeutics Inc.	6,168	85
*	Viking Therapeutics Inc.	6,145	85
*	Arcellx Inc.	2,384	85
*	Rhythm Pharmaceuticals Inc.	3,237	84
*	Zentalis Pharmaceuticals Inc.	3,173	84
*	BioCryst Pharmaceuticals Inc.	11,649	83
*	Alphatec Holdings Inc.	5,010	82
*	Celldex Therapeutics Inc.	2,892	81
	US Physical Therapy Inc.	807	81
*	Iovance Biotherapeutics Inc.	13,054	79
*	Owens & Minor Inc.	4,645	78
*	Twist Bioscience Corp.	3,541	78
*,1	PROCEPT BioRobotics Corp.	2,275	78
*	Ironwood Pharmaceuticals Inc.	8,695	77
*	Immunovant Inc.	3,391	77
*	Aurinia Pharmaceuticals Inc.	8,454	77
*	Geron Corp. (XNGS)	31,348	76
*	Syndax Pharmaceuticals Inc.	4,117	76
*	UFP Technologies Inc.	429	75
*	Recursion Pharmaceuticals Inc. Class A	8,610	75
*	MannKind Corp.	15,965	74
*	Harmony Biosciences Holdings Inc.	2,045	74
*	Pediatrix Medical Group Inc.	5,141	73
*	Maravai LifeSciences Holdings Inc. Class A	6,984	72
	LeMaitre Vascular Inc.	1,228	71
*	Nuvalent Inc. Class A	1,506	69
*	Ligand Pharmaceuticals Inc.	1,040	68
*	Protagonist Therapeutics Inc.	3,412	68
*	Amylyx Pharmaceuticals Inc.	3,174	68
*	89bio Inc.	3,891	67
*	Biohaven Ltd.	3,684	67
*	Arcus Biosciences Inc.	3,205	66
*	Sage Therapeutics Inc.	3,317	66
*	Vir Biotechnology Inc.	5,238	66
*	Travere Therapeutics Inc.	4,556	65
	Embecta Corp.	3,543	65
*	NextGen Healthcare Inc.	3,489	64
*	Warby Parker Inc. Class A	5,214	63
*	Avanos Medical Inc.	2,900	61
*	Quanterix Corp.	2,285	61
*	Cytek Biosciences Inc.	8,004	61
*	Pliant Therapeutics Inc.	3,537	60
*	Relay Therapeutics Inc.	5,880	60
*	Accolade Inc.	4,330	58
*	Ardelyx Inc.	13,423	57
*	MiMedx Group Inc.	7,645	57
*	Crinetics Pharmaceuticals Inc.	3,251	56
*	Rocket Pharmaceuticals Inc.	3,501	55
*	Cogent Biosciences Inc.	4,536	55
*	LifeStance Health Group Inc.	6,664	55
	Healthcare Services Group Inc.	4,674	54
*	Replimune Group Inc.	2,584	53
*	AdaptHealth Corp.	4,395	52
*	ANI Pharmaceuticals Inc.	797	51
*	Hims & Hers Health Inc.	7,658	51
*	ADMA Biologics Inc.	13,072	50

20

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*,1	Cassava Sciences Inc.	2,403	50
*	RxSight Inc.	1,715	50
*	Brookdale Senior Living Inc.	11,567	49
*	Collegium Pharmaceutical Inc.	2,107	49
*	SI-BONE Inc.	2,141	49
*	Keros Therapeutics Inc.	1,403	49
	National HealthCare Corp.	735	48
*	Arcturus Therapeutics Holdings Inc.	1,579	48
*	Viridian Therapeutics Inc.	2,652	48
*	Adaptive Biotechnologies Corp.	6,967	47
*	Innoviva Inc.	3,687	47
*	Orthofix Medical Inc.	2,198	47
*	OPKO Health Inc.	25,212	46
*	Silk Road Medical Inc.	2,360	46
*	DocGo Inc.	5,115	46
*	Avid Bioservices Inc.	3,853	45
*	Varex Imaging Corp.	2,265	45
*	Kymera Therapeutics Inc.	2,371	45
*	EQRx Inc.	19,850	45
*	Deciphera Pharmaceuticals Inc.	3,115	44
*	Editas Medicine Inc.	4,888	44
*	Nevro Corp.	2,196	44
*	Mirum Pharmaceuticals Inc.	1,673	44
*	Inhibrx Inc.	2,049	44
*	Treace Medical Concepts Inc.	2,852	44
*	Point Biopharma Global Inc.	5,466	44
*	Health Catalyst Inc.	3,653	43
*	REGENXBIO Inc.	2,454	43
*	Multiplan Corp.	24,915	43
*	Fulgent Genetics Inc.	1,297	42
*	Novavax Inc.	5,149	41
*	Outset Medical Inc.	3,044	41
*	Day One Biopharmaceuticals Inc.	3,067	41
*	Verve Therapeutics Inc.	3,178	41
*	Enhabit Inc.	3,201	41
	Atrion Corp.	85	40
*	Kura Oncology Inc.	4,026	40
*	OrthoPediatrics Corp.	1,025	39
*	Artivion Inc.	2,263	38
*	PetIQ Inc.	1,991	38
*	Vera Therapeutics Inc.	2,121	38
*	Paragon 28 Inc.	2,670	38
*,1	Theravance Biopharma Inc.	3,902	37
*	Anavex Life Sciences Corp.	4,597	36
*	Aclaris Therapeutics Inc.	4,691	35
*	CareDx Inc.	3,803	35
	National Research Corp.	837	35
*	OraSure Technologies Inc.	5,358	35
*	Avidity Biosciences Inc.	4,653	35
*	Alignment Healthcare Inc.	5,921	35
*	Rapt Therapeutics Inc.	1,723	33
*	ProKidney Corp.	3,879	33
*	Prime Medicine Inc.	2,469	33
*	Agenus Inc.	23,047	32
*	Amneal Pharmaceuticals Inc.	7,570	31
*	Coherus Biosciences Inc.	5,751	31
*	Kiniksa Pharmaceuticals Ltd. Class A	1,775	31
*	OmniAb Inc.	5,277	31
*	Surmodics Inc.	821	30
*	4D Molecular Therapeutics Inc.	1,840	30
		Shares	Market Value• ($000)
*	Sana Biotechnology Inc.	5,543	30
	HealthStream Inc.	1,357	29
*	Dyne Therapeutics Inc.	2,565	29
*	BioLife Solutions Inc.	2,110	28
*	Community Health Systems Inc.	8,373	28
*	Castle Biosciences Inc.	1,381	28
*	ModivCare Inc.	863	28
*	AnaptysBio Inc.	1,347	27
*	Arcutis Biotherapeutics Inc.	3,209	27
*	Nurix Therapeutics Inc.	3,153	27
*	Lyell Immunopharma Inc.	11,179	27
*	Tactile Systems Technology Inc.	1,389	26
*	Avita Medical Inc.	1,580	26
*	Pulmonx Corp.	2,489	26
*	Nano-X Imaging Ltd.	3,096	26
*	Disc Medicine Inc.	486	26
*	Harrow Health Inc.	1,635	25
*	Pennant Group Inc.	2,075	25
*	American Well Corp. Class A	17,265	25
*	Tarsus Pharmaceuticals Inc.	1,433	25
*	Evolus Inc.	2,392	24
*	Alector Inc.	4,381	24
*	Alpine Immune Sciences Inc.	1,983	24
*	Caribou Biosciences Inc.	3,996	24
*	Tango Therapeutics Inc.	3,681	24
*	Zymeworks Inc.	3,333	24
*	Allogene Therapeutics Inc.	5,833	23
*	Bluebird Bio Inc.	6,227	23
	iRadimed Corp.	504	23
*	Cabaletta Bio Inc.	1,612	23
*	PMV Pharmaceuticals Inc.	3,120	23
*	Enliven Therapeutics Inc.	1,464	23
*	Aldeyra Therapeutics Inc.	2,922	22
*	UroGen Pharma Ltd.	1,231	22
*	Liquidia Corp.	3,158	22
*	iTeos Therapeutics Inc.	1,783	22
*	ORIC Pharmaceuticals Inc.	2,444	22
*	Marinus Pharmaceuticals Inc.	3,127	22
*	SomaLogic Inc.	10,146	22
*	Enanta Pharmaceuticals Inc.	1,388	21
*	Seres Therapeutics Inc.	6,113	21
	Utah Medical Products Inc.	224	21
*	Phathom Pharmaceuticals Inc.	1,458	21
*	Biomea Fusion Inc.	1,250	21
*	23andMe Holding Co. Class A	18,973	21
*	Cerus Corp.	10,325	20
*	KalVista Pharmaceuticals Inc.	1,804	20
*	Voyager Therapeutics Inc.	1,989	20
*	Arbutus Biopharma Corp.	9,636	20
*	Precigen Inc.	11,243	20
*	Taro Pharmaceutical Industries Ltd.	493	20
*	EyePoint Pharmaceuticals Inc.	1,971	20
*	Entrada Therapeutics Inc.	1,340	20
*	Anika Therapeutics Inc.	1,066	19
*	Ocular Therapeutix Inc.	5,132	19
*	Vanda Pharmaceuticals Inc.	3,703	19
*	Sutro Biopharma Inc.	4,045	19
*	MaxCyte Inc.	5,264	19
*	Agiliti Inc.	1,954	19
*	Assertio Holdings Inc.	5,938	19
*	Humacyte Inc.	4,936	19

21

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Zimvie Inc.	1,622	19
*	AngioDynamics Inc.	2,187	18
	Phibro Animal Health Corp. Class A	1,323	18
*	Atea Pharmaceuticals Inc.	5,308	18
*	Edgewise Therapeutics Inc.	2,838	18
*	Nuvation Bio Inc.	11,056	18
*	Xeris Biopharma Holdings Inc.	7,859	18
*	Aura Biosciences Inc.	1,740	18
*	2seventy bio Inc.	3,394	18
*	HilleVax Inc.	1,316	18
*	Accuray Inc.	5,917	17
*	Computer Programs and Systems Inc.	1,064	17
*	MacroGenics Inc.	3,547	17
*	Savara Inc.	4,762	17
*	Viemed Healthcare Inc.	2,115	17
*	Olema Pharmaceuticals Inc.	1,676	17
*,1	Butterfly Network Inc.	9,649	17
*	Sharecare Inc.	18,064	17
*	Intercept Pharmaceuticals Inc.	1,452	16
*,1	Invitae Corp.	17,063	16
*	WaVe Life Sciences Ltd.	3,693	16
*	Axogen Inc.	2,452	15
*	Emergent BioSolutions Inc.	3,133	15
*	Organogenesis Holdings Inc.	5,493	15
*	Quipt Home Medical Corp.	2,507	15
*	Fate Therapeutics Inc.	5,747	14
*	Heron Therapeutics Inc.	8,276	14
	SIGA Technologies Inc.	3,123	14
*	scPharmaceuticals Inc.	1,809	14
*	Cullinan Oncology Inc.	1,349	14
*,1	Terns Pharmaceuticals Inc.	2,691	14
*,1	Monte Rosa Therapeutics Inc.	2,381	14
*	Astria Therapeutics Inc.	1,605	14
*	Omeros Corp.	3,823	13
*	Ovid therapeutics Inc.	3,730	13
*	Generation Bio Co.	2,696	13
*	Aerovate Therapeutics Inc.	835	13
*	Erasca Inc.	4,924	13
*	Icosavax Inc.	1,727	13
*	Tenaya Therapeutics Inc.	3,378	13
*	Compass Therapeutics Inc.	5,698	13
*,3	Scilex Holding Co. (Acquired 1/6/23, Cost $51)	4,893	13
*	Allakos Inc.	4,153	12
*	Sangamo Therapeutics Inc.	12,115	12
*	Y-mAbs Therapeutics Inc.	2,309	12
*	Seer Inc.	4,572	12
*,1	Summit Therapeutics Inc. (XNMS)	7,283	12
*	CVRx Inc.	707	12
*,1	Janux Therapeutics Inc.	1,071	12
*	Mineralys Therapeutics Inc.	945	12
	Carisma Therapeutics Inc.	1,666	12
*	Atara Biotherapeutics Inc.	7,597	11
*	CorMedix Inc.	2,787	11
*	Cutera Inc.	954	11
*	Harvard Bioscience Inc.	2,448	11
*	Rigel Pharmaceuticals Inc.	9,581	11
*	Scholar Rock Holding Corp.	1,771	11
*	MeiraGTx Holdings plc	1,738	11
*	InfuSystem Holdings Inc.	1,102	11
*	908 Devices Inc.	1,472	11
		Shares	Market Value• ($000)
*	ARS Pharmaceuticals Inc.	1,508	11
*	Zevra Therapeutics Inc.	2,148	11
*	Immuneering Corp. Class A	1,273	11
*	Quantum-Si Inc.	4,654	11
*	CareMax Inc.	4,992	11
*,1	Thorne HealthTech Inc.	1,058	11
*	Tyra Biosciences Inc.	746	11
*	Gritstone bio Inc.	5,496	10
*	Inogen Inc.	1,612	10
*	Lexicon Pharmaceuticals Inc.	5,760	10
*	Lineage Cell Therapeutics Inc.	7,878	10
*	X4 Pharmaceuticals Inc.	7,756	10
*	PDS Biotechnology Corp.	1,758	10
*	Actinium Pharmaceuticals Inc.	1,639	10
*	Celcuity Inc.	1,065	10
*	Inozyme Pharma Inc.	2,120	10
*	Tela Bio Inc.	1,028	10
*	ImmunityBio Inc.	6,432	10
*	Rallybio Corp.	1,916	10
*	Cara Therapeutics Inc.	3,537	9
*	Eagle Pharmaceuticals Inc.	545	9
*	Selecta Biosciences Inc.	7,231	9
*	Stoke Therapeutics Inc.	1,608	9
*,1	Allovir Inc.	2,948	9
*	Poseida Therapeutics Inc.	4,233	9
*,1	Fennec Pharmaceuticals Inc.	1,155	9
*	Sanara Medtech Inc.	243	9
*	Codexis Inc.	4,706	8
*	Joint Corp.	826	8
*	Karyopharm Therapeutics Inc.	6,216	8
*	Merrimack Pharmaceuticals Inc.	660	8
*	Mersana Therapeutics Inc.	7,272	8
*	NanoString Technologies Inc.	3,306	8
*	OptimizeRx Corp.	904	8
*	Zynex Inc.	989	8
*	ClearPoint Neuro Inc.	1,460	8
*	Altimmune Inc.	3,066	8
*	Annexon Inc.	2,844	8
*	Nautilus Biotechnology Inc.	2,441	8
*	Semler Scientific Inc.	316	8
*	Acrivon Therapeutics Inc.	699	8
*	Optinose Inc.	5,697	7
*	IGM Biosciences Inc.	1,031	7
*	Larimar Therapeutics Inc.	1,954	7
*	Protalix BioTherapeutics Inc.	3,534	7
*,1	Foghorn Therapeutics Inc.	947	7
*	BioAtla Inc.	2,751	7
*	Citius Pharmaceuticals Inc.	7,653	7
*	Sight Sciences Inc.	1,077	7
*	Vaxxinity Inc. Class A	3,228	7
*	AirSculpt Technologies Inc.	912	7
*	Cue Biopharma Inc.	2,162	6
*	FibroGen Inc.	5,900	6
*	Verrica Pharmaceuticals Inc.	1,312	6
*	XOMA Corp.	452	6
*	KORU Medical Systems Inc.	2,233	6
*	Kezar Life Sciences Inc.	4,176	6
*	Vor BioPharma Inc.	2,318	6
*	Design Therapeutics Inc.	2,331	6
*	Ikena Oncology Inc.	1,327	6
*	Longboard Pharmaceuticals Inc.	976	6
*	Omega Therapeutics Inc.	1,539	6

22

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Vigil Neuroscience Inc.	1,012	6
*	Trevi Therapeutics Inc.	2,569	6
*	Third Harmonic Bio Inc.	949	6
*	Nuvectis Pharma Inc.	426	6
*	Kodiak Sciences Inc.	2,453	5
*	Beyond Air Inc.	1,613	5
*	Pulse Biosciences Inc.	1,117	5
*	Bioxcel Therapeutics Inc.	1,261	5
*	NGM Biopharmaceuticals Inc.	2,868	5
*	Eyenovia Inc.	2,701	5
*	Innovage Holding Corp.	929	5
*	Reneo Pharmaceuticals Inc.	867	5
*	Century Therapeutics Inc.	1,931	5
*	Graphite Bio Inc.	2,370	5
*,1	Cano Health Inc.	16,385	5
*	Aadi Bioscience Inc.	737	5
*	Theseus Pharmaceuticals Inc.	1,508	5
*	P3 Health Partners Inc.	2,505	5
*	Biote Corp. Class A	1,095	5
*	Ocean Biomedical Inc.	1,001	5
*	ALX Oncology Holdings Inc.	1,000	4
*	Nkarta Inc.	2,230	4
*,2	Tobira Therapeutics Inc. CVR	937	4
*	Adicet Bio Inc.	2,249	4
*	Akoya Biosciences Inc.	865	4
*	PepGen Inc.	617	4
*	Genelux Corp.	178	4
*	Zura Bio Ltd.	583	4
*	Aveanna Healthcare Holdings Inc.	1,874	3
*	Vicarious Surgical Inc.	2,781	3
*,1	Bright Green Corp.	7,238	3
*	Outlook Therapeutics Inc.	8,892	2
*	Sagimet Biosciences Inc. Class A	106	1
*	Turnstone Biologics Corp.	120	1
*,2	Synergy Pharmaceuticals LLC	12,927	—
*,2	OmniAb Inc. 12.5 Earnout	408	—
*,2	OmniAb Inc. 15 Earnout	408	—
			361,415
Industrials (13.1%)
	Visa Inc. Class A	105,091	25,819
	Mastercard Inc. Class A	54,422	22,457
	Accenture plc Class A	41,056	13,293
	Caterpillar Inc.	33,602	9,447
	Union Pacific Corp.	39,629	8,741
	RTX Corp.	94,786	8,155
	Honeywell International Inc.	43,170	8,113
*	Boeing Co.	36,194	8,109
	General Electric Co.	70,394	8,057
	United Parcel Service Inc. Class B (XNYS)	47,042	7,969
	Deere & Co.	17,750	7,294
	Automatic Data Processing Inc.	26,858	6,838
	Lockheed Martin Corp.	14,686	6,584
	American Express Co.	38,375	6,063
	Eaton Corp. plc	25,862	5,958
	Illinois Tool Works Inc.	19,757	4,887
*	Fiserv Inc.	39,913	4,845
*	PayPal Holdings Inc.	72,917	4,558
	Sherwin-Williams Co.	15,414	4,188
	Northrop Grumman Corp.	9,280	4,019
	CSX Corp.	131,704	3,977
		Shares	Market Value• ($000)
	FedEx Corp.	15,040	3,926
	3M Co.	35,831	3,822
	Emerson Electric Co.	37,003	3,636
	General Dynamics Corp.	15,826	3,587
	Parker-Hannifin Corp.	8,310	3,464
	Carrier Global Corp.	54,092	3,108
*	TransDigm Group Inc.	3,416	3,088
	Trane Technologies plc	14,855	3,049
	Norfolk Southern Corp.	14,746	3,023
	Cintas Corp.	5,605	2,826
	Old Dominion Freight Line Inc.	6,413	2,741
	PACCAR Inc.	33,203	2,732
	Johnson Controls International plc	44,500	2,628
	Paychex Inc.	20,926	2,558
	Capital One Financial Corp.	24,668	2,526
	AMETEK Inc.	14,920	2,380
	Rockwell Automation Inc.	7,478	2,334
	DuPont de Nemours Inc.	29,834	2,294
	Otis Worldwide Corp.	26,774	2,291
	Verisk Analytics Inc.	9,249	2,240
	L3Harris Technologies Inc.	12,310	2,192
	Fidelity National Information Services Inc.	39,088	2,183
	PPG Industries Inc.	15,255	2,163
	Ferguson plc	13,371	2,160
	Global Payments Inc.	17,024	2,157
	United Rentals Inc.	4,469	2,130
	Cummins Inc.	9,204	2,117
	WW Grainger Inc.	2,886	2,061
*	Block Inc. (XNYS)	35,294	2,035
	Quanta Services Inc.	9,339	1,960
	Vulcan Materials Co.	8,565	1,869
	Ingersoll Rand Inc. (XYNS)	26,396	1,837
	Fortive Corp.	22,993	1,813
	Martin Marietta Materials Inc.	4,000	1,786
*	Mettler-Toledo International Inc.	1,415	1,717
	Equifax Inc.	7,933	1,640
	Xylem Inc.	15,412	1,596
*	Keysight Technologies Inc.	11,570	1,542
*	Fair Isaac Corp.	1,574	1,424
	Dover Corp.	9,099	1,349
	Westinghouse Air Brake Technologies Corp.	11,636	1,309
*	FleetCor Technologies Inc.	4,704	1,278
*	Teledyne Technologies Inc.	3,048	1,275
	Howmet Aerospace Inc.	24,535	1,214
*	Builders FirstSource Inc.	8,262	1,198
	Expeditors International of Washington Inc.	10,028	1,170
	Hubbell Inc.	3,491	1,138
	IDEX Corp.	4,904	1,110
	Jacobs Solutions Inc.	8,179	1,103
	Ball Corp.	20,090	1,094
*	Waters Corp.	3,812	1,070
*	NU Holdings Ltd. Class A	149,956	1,027
	Textron Inc.	13,034	1,013
	TransUnion	12,464	1,012
	JB Hunt Transport Services Inc.	5,307	997
	Stanley Black & Decker Inc.	10,304	972
*	Axon Enterprise Inc.	4,535	966
	Booz Allen Hamilton Holding Corp.	8,436	956

23

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Amcor plc	95,921	934
	Snap-on Inc.	3,381	908
*	Zebra Technologies Corp. Class A	3,297	907
	Nordson Corp.	3,700	903
	Synchrony Financial	27,702	894
	CNH Industrial NV	63,487	875
*	Trimble Inc.	15,890	871
	Masco Corp.	14,744	870
	Carlisle Cos. Inc.	3,288	865
	Graco Inc.	10,847	856
	Packaging Corp. of America	5,741	856
	Owens Corning	5,877	846
	RPM International Inc.	8,262	824
	Watsco Inc.	2,154	785
*	Bill Holdings Inc.	6,722	775
	Lennox International Inc.	2,053	774
	Pentair plc	10,675	750
	AECOM	8,538	749
	Jack Henry & Associates Inc.	4,756	746
*	Saia Inc.	1,739	741
	Regal Rexnord Corp.	4,336	703
	Lincoln Electric Holdings Inc.	3,639	700
	HEICO Corp.	4,087	690
	Toro Co.	6,724	688
	CH Robinson Worldwide Inc.	7,484	677
	EMCOR Group Inc.	3,021	677
	Allegion plc	5,658	644
	Crown Holdings Inc.	6,938	643
	nVent Electric plc	10,830	612
*	TopBuild Corp.	2,076	602
	A O Smith Corp.	8,030	582
	Fortune Brands Innovations Inc.	8,264	570
	Huntington Ingalls Industries Inc.	2,564	565
	Knight-Swift Transportation Holdings Inc.	10,298	565
	AptarGroup Inc.	4,239	562
*	XPO Inc.	7,463	557
*	WEX Inc.	2,835	556
	ITT Inc.	5,431	555
*	Paylocity Holding Corp.	2,767	555
	Westrock Co.	16,833	551
	Tetra Tech Inc.	3,470	546
	Cognex Corp.	11,380	536
	AGCO Corp.	4,100	531
*	WillScot Mobile Mini Holdings Corp.	12,907	529
	Berry Global Group Inc.	7,860	514
	Advanced Drainage Systems Inc.	3,993	512
	Curtiss-Wright Corp.	2,450	510
	HEICO Corp. Class A	3,758	509
*	Trex Co. Inc.	7,136	509
	Robert Half Inc.	6,871	508
*	Middleby Corp.	3,484	507
	Woodward Inc.	3,920	507
	Donaldson Co. Inc.	7,880	503
*	GXO Logistics Inc.	7,737	495
*	Chart Industries Inc.	2,673	483
	WESCO International Inc.	2,908	471
*	Generac Holdings Inc.	3,887	462
	MKS Instruments Inc.	4,611	462
	MSA Safety Inc.	2,440	446
	Graphic Packaging Holding Co.	19,997	445
		Shares	Market Value• ($000)
	Oshkosh Corp.	4,284	445
	Simpson Manufacturing Co. Inc.	2,729	436
	Eagle Materials Inc.	2,296	435
	Landstar System Inc.	2,286	434
	BWX Technologies Inc.	5,847	431
	Genpact Ltd.	11,442	427
	Comfort Systems USA Inc.	2,244	414
	Littelfuse Inc.	1,548	413
*	Axalta Coating Systems Ltd.	14,119	400
*	FTI Consulting Inc.	2,125	395
*	MasTec Inc.	3,971	395
*	Atkore Inc.	2,519	388
*	API Group Corp.	13,796	388
*	ATI Inc.	8,509	386
	Applied Industrial Technologies Inc.	2,447	378
	Sensata Technologies Holding plc	9,770	368
	Brunswick Corp.	4,541	359
	Sonoco Products Co.	6,252	359
	Allison Transmission Holdings Inc.	5,804	351
*	Mohawk Industries Inc.	3,358	340
	Sealed Air Corp.	9,180	340
	Acuity Brands Inc.	2,100	339
	Valmont Industries Inc.	1,326	336
	Flowserve Corp.	8,349	330
	Watts Water Technologies Inc. Class A	1,748	330
*	Fluor Corp.	9,070	317
*	Kirby Corp.	3,822	317
	Maximus Inc.	3,862	312
	Vontier Corp.	9,925	312
	Badger Meter Inc.	1,866	310
	MSC Industrial Direct Co. Inc. Class A	2,977	304
*	ExlService Holdings Inc.	10,315	302
	Ryder System Inc.	2,949	297
	Western Union Co.	23,930	296
*	Affirm Holdings Inc.	14,160	295
	Triton International Ltd.	3,462	290
	Crane Co.	3,179	290
	Exponent Inc.	3,212	289
*	ASGN Inc.	3,495	287
	Zurn Elkay Water Solutions Corp.	9,703	287
	Franklin Electric Co. Inc.	2,947	285
*	Summit Materials Inc. Class A	7,595	284
*	Beacon Roofing Supply Inc.	3,536	282
	Air Lease Corp.	6,693	273
	EnerSys	2,604	273
	AAON Inc.	4,299	271
*	AZEK Co. Inc.	7,954	271
	GATX Corp.	2,249	266
*	Euronet Worldwide Inc.	3,030	265
*	TriNet Group Inc.	2,388	265
	MDU Resources Group Inc.	12,965	264
	Esab Corp.	3,640	263
	Terex Corp.	4,263	258
	Louisiana-Pacific Corp.	4,118	257
	Belden Inc.	2,718	255
	ManpowerGroup Inc.	3,226	254
	HB Fuller Co.	3,434	249
	Silgan Holdings Inc.	5,408	244
	Federal Signal Corp.	3,819	233

24

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	FTAI Aviation Ltd.	6,295	233
	Insperity Inc.	2,291	232
	Herc Holdings Inc.	1,777	231
*	AMN Healthcare Services Inc.	2,582	228
*	StoneCo. Ltd. Class A	18,443	226
	Armstrong World Industries Inc.	2,914	223
	John Bean Technologies Corp.	2,016	222
*	SPX Technologies Inc.	2,793	221
	Brink's Co.	2,904	220
	Installed Building Products Inc.	1,516	219
	Otter Tail Corp.	2,627	216
	Hillenbrand Inc.	4,420	214
	Moog Inc. Class A	1,822	212
*	Flywire Corp.	6,092	211
	Matson Inc.	2,281	200
	Crane NXT Co.	3,360	199
*	Shift4 Payments Inc. Class A	3,475	197
*	Itron Inc.	2,870	196
*	O-I Glass Inc.	9,851	196
	ABM Industries Inc.	4,255	193
*	Alight Inc. Class A	25,231	193
*	Marqeta Inc. Class A	31,049	191
*	GMS Inc.	2,687	186
	Albany International Corp. Class A	1,989	184
*	Dycom Industries Inc.	1,845	184
*	Bloom Energy Corp. Class A	12,198	183
	EnPro Industries Inc.	1,324	181
*	Core & Main Inc. Class A	5,520	181
	Encore Wire Corp.	1,068	176
	ESCO Technologies Inc.	1,645	176
	CSW Industrials Inc.	974	175
*	CBIZ Inc.	3,025	170
	Korn Ferry	3,340	170
	UniFirst Corp.	960	169
*	Sterling Infrastructure Inc.	2,034	168
	Werner Enterprises Inc.	4,032	168
	Scorpio Tankers Inc.	3,332	168
*	Knife River Corp.	3,239	167
*	ACI Worldwide Inc.	6,842	166
*	Modine Manufacturing Co.	3,455	164
	EVERTEC Inc.	4,107	163
	Kadant Inc.	741	163
	ArcBest Corp.	1,537	162
*	Hub Group Inc. Class A	2,065	161
*	Verra Mobility Corp.	8,954	159
	ICF International Inc.	1,170	158
*	AAR Corp.	2,572	158
	McGrath RentCorp.	1,553	157
*	Resideo Technologies Inc.	9,213	155
*	AeroVironment Inc.	1,567	152
*	MYR Group Inc.	1,047	149
*	Gibraltar Industries Inc.	1,978	148
*	Masonite International Corp.	1,420	146
	Spirit AeroSystems Holdings Inc. Class A	6,680	142
	Mueller Water Products Inc. Class A	9,953	141
	Veritiv Corp.	830	140
	Kennametal Inc.	5,205	138
*	OSI Systems Inc.	1,012	138
*	Remitly Global Inc.	5,409	136
	Trinity Industries Inc.	5,238	131
		Shares	Market Value• ($000)
*	Hayward Holdings Inc.	8,849	131
*	RXO Inc.	7,272	131
*	Joby Aviation Inc.	17,341	129
*	Huron Consulting Group Inc.	1,251	125
*	Kratos Defense & Security Solutions Inc.	7,775	125
	Barnes Group Inc.	3,124	123
*	Mercury Systems Inc.	3,126	123
	Helios Technologies Inc.	2,071	120
*	Enovix Corp.	8,688	120
	Bread Financial Holdings Inc.	3,161	119
	Primoris Services Corp.	3,352	119
	Granite Construction Inc.	2,799	116
	Forward Air Corp.	1,624	115
	Griffon Corp.	2,756	115
	Patrick Industries Inc.	1,375	115
*	PagSeguro Digital Ltd. Class A	12,580	113
	Standex International Corp.	731	112
	International Seaways Inc.	2,592	111
*,1	Rocket Lab USA Inc.	17,629	111
	Alamo Group Inc.	642	110
	Textainer Group Holdings Ltd.	2,778	110
*	Mirion Technologies Inc.	12,520	107
	Greif Inc. Class A	1,452	105
*	Masterbrand Inc.	8,134	104
*	PGT Innovations Inc.	3,659	103
*	Payoneer Global Inc.	16,626	103
	Schneider National Inc. Class B	3,461	100
	Tennant Co.	1,187	98
*	Hillman Solutions Corp.	10,709	97
	Enerpac Tool Group Corp.	3,609	95
*	AvidXchange Holdings Inc.	9,232	95
*	Energy Recovery Inc.	3,470	94
*	Vicor Corp.	1,389	94
	H&E Equipment Services Inc.	2,019	91
*	Gates Industrial Corp. plc	7,275	89
	AZZ Inc.	1,799	88
*	Construction Partners Inc. Class A	2,513	87
	Lindsay Corp.	692	86
*	NV5 Global Inc.	847	86
	Greenbrier Cos. Inc.	1,995	85
	ADT Inc.	13,168	85
*	American Woodmark Corp.	1,043	81
	SFL Corp. Ltd.	7,173	81
	DHT Holdings Inc.	8,635	80
*	Donnelley Financial Solutions Inc.	1,610	79
*	JELD-WEN Holding Inc.	5,256	79
*	CoreCivic Inc.	7,226	78
	Marten Transport Ltd.	3,644	77
	Astec Industries Inc.	1,395	76
	Kforce Inc.	1,220	76
*	Thermon Group Holdings Inc.	2,746	75
*	LegalZoom.Com Inc.	6,549	75
*	Air Transport Services Group Inc.	3,331	72
*	Cimpress plc	1,114	72
*	ZipRecruiter Inc. Class A	4,593	70
	Apogee Enterprises Inc.	1,367	69
	Deluxe Corp.	3,379	68
	TriMas Corp.	2,582	68
	Wabash National Corp.	3,024	68

25

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Montrose Environmental Group Inc.	1,733	67
*	PureCycle Technologies Inc.	7,371	66
	Columbus McKinnon Corp.	1,730	65
*,1	Archer Aviation Inc. Class A	9,025	63
*	Janus International Group Inc.	5,453	62
*	CIRCOR International Inc.	1,091	61
*	Aurora Innovation Inc.	19,093	61
	Chase Corp.	471	60
	National Presto Industries Inc.	795	60
*	Cross Country Healthcare Inc.	2,216	57
	Teekay Tankers Ltd. Class A	1,409	57
	Quanex Building Products Corp.	2,065	56
	Golden Ocean Group Ltd.	7,680	56
	Flex LNG Ltd.	1,806	55
*	Leonardo DRS Inc.	3,168	54
	Dorian LPG Ltd.	2,012	52
	Nordic American Tankers Ltd.	12,940	51
*	Proto Labs Inc.	1,684	50
*	Evolv Technologies Holdings Inc.	7,089	50
*	BlueLinx Holdings Inc.	545	49
	Napco Security Technologies Inc.	1,988	49
	Powell Industries Inc.	582	49
	Argan Inc.	1,125	48
*	SP Plus Corp.	1,229	48
*	Transcat Inc.	469	48
	CRA International Inc.	429	47
	First Advantage Corp.	3,356	47
	Mesa Laboratories Inc.	319	46
	Barrett Business Services Inc.	475	45
	Gorman-Rupp Co.	1,399	45
	Heidrick & Struggles International Inc.	1,713	45
	Myers Industries Inc.	2,324	44
*	Nikola Corp.	37,327	44
*	Titan Machinery Inc.	1,371	43
	Douglas Dynamics Inc.	1,389	42
	Heartland Express Inc.	2,765	42
	Kaman Corp.	1,859	42
*	Repay Holdings Corp.	4,610	42
*	Green Dot Corp. Class A	2,762	41
	Insteel Industries Inc.	1,172	41
*	Titan International Inc.	3,265	41
	VSE Corp.	715	41
*	Virgin Galactic Holdings Inc.	16,314	41
	Ennis Inc.	1,864	40
*	CryoPort Inc.	2,772	39
*	Ducommun Inc.	829	38
*	Hudson Technologies Inc.	3,147	38
*	Triumph Group Inc.	4,050	38
*	IES Holdings Inc.	492	37
	Pitney Bowes Inc.	11,314	37
[1]	Eagle Bulk Shipping Inc.	856	37
	Cadre Holdings Inc.	1,392	37
	Kelly Services Inc. Class A	1,922	36
*	Manitowoc Co. Inc.	2,112	36
*	V2X Inc.	707	36
*	Conduent Inc.	11,184	35
*	Franklin Covey Co.	826	35
		Shares	Market Value• ($000)
*	Great Lakes Dredge & Dock Corp.	3,998	35
*	Target Hospitality Corp.	2,207	35
	TTEC Holdings Inc.	1,162	35
	Genco Shipping & Trading Ltd.	2,530	35
	Greif Inc. Class B	460	34
	Resources Connection Inc.	2,215	34
*	International Money Express Inc.	1,971	34
*	Desktop Metal Inc. Class A	18,973	34
	Cass Information Systems Inc.	864	33
	Hyster-Yale Materials Handling Inc.	679	31
	Shyft Group Inc.	1,995	31
	Ardmore Shipping Corp.	2,459	31
*	Paysafe Ltd.	2,353	31
	Covenant Logistics Group Inc.	616	30
*	DXP Enterprises Inc.	844	30
*	I3 Verticals Inc. Class A	1,252	30
	Costamare Inc.	2,899	30
*	TrueBlue Inc.	1,922	29
	United States Lime & Minerals Inc.	134	29
	Allient Inc.	828	28
	REV Group Inc.	2,082	28
	Ardagh Metal Packaging SA	7,776	28
	Miller Industries Inc.	679	27
	Preformed Line Products Co.	161	27
*	Astronics Corp.	1,461	26
*	Vishay Precision Group Inc.	716	26
*	CECO Environmental Corp.	1,835	25
	LSI Industries Inc.	1,614	25
*	Cantaloupe Inc.	3,173	25
*	Sterling Check Corp.	1,811	25
*	Teekay Corp.	3,624	23
*	Aersale Corp.	1,555	23
*	Blue Bird Corp.	986	22
*	FARO Technologies Inc.	1,357	22
*	Eos Energy Enterprises Inc.	6,780	22
	Trinseo plc	2,072	22
*	Forrester Research Inc.	688	21
	Park Aerospace Corp.	1,569	21
*	Tutor Perini Corp.	2,392	21
	Luxfer Holdings plc	1,767	21
*	Limbach Holdings Inc.	576	21
	Pactiv Evergreen Inc.	2,495	21
	FTAI Infrastructure Inc.	6,138	21
*	BrightView Holdings Inc.	2,467	20
*	Aspen Aerogels Inc.	3,116	19
*	Custom Truck One Source Inc.	2,861	19
*	Babcock & Wilcox Enterprises Inc.	3,348	18
*	Commercial Vehicle Group Inc.	1,955	18
*	Advantage Solutions Inc.	6,500	18
*	Bowman Consulting Group Ltd.	626	18
	Eneti Inc.	1,613	17
*	Overseas Shipholding Group Inc. Class A	3,578	16
*	Willdan Group Inc.	671	16
*	CS Disco Inc.	1,646	16
*	Radiant Logistics Inc.	2,268	15
*	SoundThinking Inc.	693	15

26

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Blade Air Mobility Inc.	4,858	15
*,1	Microvast Holdings Inc.	6,743	15
*	Daseke Inc.	2,552	14
*	Ranpak Holdings Corp.	2,165	14
*	Luna Innovations Inc.	2,002	14
	Safe Bulkers Inc.	4,305	14
*	Skillsoft Corp.	10,316	14
*	Core Molding Technologies Inc.	472	13
*	IBEX Holdings Ltd.	659	13
*	Hyliion Holdings Corp.	10,961	13
*	Global Business Travel Group I	1,974	13
*	Iteris Inc.	2,617	12
	Pangaea Logistics Solutions Ltd.	2,203	12
*	Danimer Scientific Inc.	6,206	12
*	TuSimple Holdings Inc. Class A	9,418	12
*	Concrete Pumping Holdings Inc.	1,463	11
*	Distribution Solutions Group Inc.	210	11
	Universal Logistics Holdings Inc.	411	11
*	Workhorse Group Inc.	13,365	11
*	Hireright Holdings Corp.	1,008	11
	Information Services Group Inc.	1,830	10
	Kronos Worldwide Inc.	1,203	10
*	Tingo Group Inc.	7,712	10
*	Performant Financial Corp.	4,180	10
*,1	Velo3D Inc.	6,622	10
*	BlackSky Technology Inc.	7,353	10
*	Acacia Research Corp.	2,318	9
*	Gencor Industries Inc.	618	9
	Park-Ohio Holdings Corp.	499	9
*	Quad/Graphics Inc.	1,804	9
*	PAM Transportation Services Inc.	385	9
*	DHI Group Inc.	2,151	8
*	EVI Industries Inc.	295	8
*	Atlanticus Holdings Corp.	225	8
*	Mayville Engineering Co. Inc.	676	8
*	Eve Holding Inc.	1,141	8
*,1	Himalaya Shipping Ltd.	1,661	8
*	Mistras Group Inc.	1,253	7
*	Willis Lease Finance Corp.	157	7
*	Ardagh Group SA	848	7
	Karat Packaging Inc.	268	7
*	INNOVATE Corp.	4,291	7
*	Paysign Inc.	2,701	6
	Hirequest Inc.	327	6
*	CPI Card Group Inc.	267	6
*	CompoSecure Inc.	993	6
*	Terran Orbital Corp.	4,983	6
*	SKYX Platforms Corp.	3,581	6
*	374Water Inc.	3,713	6
*	Priority Technology Holdings Inc.	713	3
*	Atmus Filtration Technologies Inc.	111	3
			374,484
Other (0.0%)[4]
*,2	Aduro Biotech Inc. CVR	656	—
		Shares	Market Value• ($000)
Real Estate (2.9%)
	Prologis Inc.	59,841	7,432
	American Tower Corp.	30,214	5,478
	Equinix Inc.	6,053	4,730
	Crown Castle Inc.	28,093	2,823
	Public Storage	10,187	2,815
	Welltower Inc.	32,254	2,673
	Digital Realty Trust Inc.	18,906	2,490
	Realty Income Corp.	42,948	2,407
	Simon Property Group Inc.	21,040	2,388
*	CoStar Group Inc.	26,262	2,153
	VICI Properties Inc.	65,380	2,016
	Extra Space Storage Inc.	13,598	1,750
*	CBRE Group Inc. Class A	20,152	1,714
	AvalonBay Communities Inc.	9,072	1,668
	Equity Residential	24,243	1,572
	SBA Communications Corp.	6,996	1,571
	Weyerhaeuser Co.	47,526	1,556
	Invitation Homes Inc.	39,686	1,353
	Alexandria Real Estate Equities Inc.	11,347	1,320
	Iron Mountain Inc.	18,791	1,194
	Ventas Inc.	25,911	1,132
	Mid-America Apartment Communities Inc.	7,520	1,092
	Essex Property Trust Inc.	4,139	987
	Sun Communities Inc.	7,987	978
	WP Carey Inc.	13,815	899
	UDR Inc.	21,381	853
	Equity LifeStyle Properties Inc.	11,598	777
	American Homes 4 Rent Class A	21,436	773
	Gaming and Leisure Properties Inc.	16,169	766
	Kimco Realty Corp.	38,982	738
	Regency Centers Corp.	11,809	735
	Host Hotels & Resorts Inc.	46,022	727
	Healthpeak Properties Inc.	35,226	725
	Camden Property Trust	6,665	717
	Rexford Industrial Realty Inc.	13,149	703
	Boston Properties Inc.	10,328	690
	CubeSmart	14,380	600
	Americold Realty Trust Inc.	17,657	594
*	Jones Lang LaSalle Inc.	3,193	552
*	Zillow Group Inc. Class C	10,409	543
	Federal Realty Investment Trust	5,294	518
	EastGroup Properties Inc.	2,850	512
	Lamar Advertising Co. Class A	5,553	507
	Omega Healthcare Investors Inc.	15,075	480
	NNN REIT Inc.	11,675	460
	First Industrial Realty Trust Inc.	8,421	437
	Healthcare Realty Trust Inc.	24,260	425
	Brixmor Property Group Inc.	19,171	421
	STAG Industrial Inc.	11,515	421
	Agree Realty Corp.	5,827	360
	Spirit Realty Capital Inc.	9,285	358
	Apartment Income REIT Corp.	9,722	331
	Terreno Realty Corp.	5,153	314
	Kite Realty Group Trust	13,872	313
	Ryman Hospitality Properties Inc.	3,683	313
	Rayonier Inc.	9,329	279

27

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Kilroy Realty Corp.	7,420	274
	Medical Properties Trust Inc.	38,010	274
	Vornado Realty Trust	11,211	269
	Phillips Edison & Co. Inc.	7,459	253
	Independence Realty Trust Inc.	14,311	241
	PotlatchDeltic Corp.	5,081	240
	Physicians Realty Trust	16,720	233
	Cousins Properties Inc.	9,658	227
	Essential Properties Realty Trust Inc.	9,325	224
	EPR Properties	4,753	213
	Apple Hospitality REIT Inc.	13,739	206
	Broadstone Net Lease Inc.	11,710	189
	Corporate Office Properties Trust	7,214	187
	Park Hotels & Resorts Inc.	14,317	184
	Sabra Health Care REIT Inc.	14,632	183
*	Zillow Group Inc. Class A	3,557	181
	SL Green Realty Corp.	4,568	179
	LXP Industrial Trust	18,080	178
	National Storage Affiliates Trust	5,210	175
	DigitalBridge Group Inc.	10,031	175
*	Howard Hughes Holdings Inc.	2,194	173
	SITE Centers Corp.	12,282	164
	Macerich Co.	13,686	160
	Highwoods Properties Inc.	6,647	158
	Innovative Industrial Properties Inc.	1,774	155
	Tanger Factory Outlet Centers Inc.	6,490	151
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	6,602	148
	Douglas Emmett Inc.	10,716	146
	National Health Investors Inc.	2,664	136
	Four Corners Property Trust Inc.	5,379	135
	St. Joe Co.	2,176	134
*	Opendoor Technologies Inc.	34,094	133
	CareTrust REIT Inc.	6,345	128
	Equity Commonwealth	6,723	128
	Alexander & Baldwin Inc.	6,930	125
	Sunstone Hotel Investors Inc.	13,569	122
	Kennedy-Wilson Holdings Inc.	7,508	120
	Urban Edge Properties	7,234	118
	Elme Communities	7,252	112
	Pebblebrook Hotel Trust	7,671	111
	DiamondRock Hospitality Co.	13,305	107
	JBG SMITH Properties	6,827	107
	Outfront Media Inc.	9,358	106
	RLJ Lodging Trust	10,177	102
	InvenTrust Properties Corp.	4,281	102
	Getty Realty Corp.	3,349	101
	Retail Opportunity Investments Corp.	7,523	101
	RPT Realty	8,696	99
*	Veris Residential Inc.	5,033	94
	Acadia Realty Trust	6,211	92
*	Cushman & Wakefield plc	9,995	92
	Service Properties Trust	10,379	86
	Xenia Hotels & Resorts Inc.	7,243	85
[1]	eXp World Holdings Inc.	4,395	84
	LTC Properties Inc.	2,565	84
		Shares	Market Value• ($000)
	Easterly Government Properties Inc.	6,221	83
	Uniti Group Inc.	14,978	80
*	Radius Global Infrastructure Inc. Class A (XNMS)	5,281	79
	Global Net Lease Inc.	6,471	73
	Apartment Investment and Management Co. Class A	9,545	73
	American Assets Trust Inc.	3,293	71
	Empire State Realty Trust Inc. Class A	7,858	69
*	Compass Inc. Class A	18,894	68
*	Redfin Corp.	6,688	64
	NETSTREIT Corp.	3,686	62
	Centerspace	961	62
	Necessity Retail REIT Inc.	8,126	61
	Plymouth Industrial REIT Inc.	2,658	61
	Newmark Group Inc. Class A	8,448	60
	Paramount Group Inc.	11,250	58
	Hudson Pacific Properties Inc.	8,151	56
	UMH Properties Inc.	3,718	56
	Piedmont Office Realty Trust Inc. Class A	7,992	55
*	GEO Group Inc.	7,517	54
	Armada Hoffler Properties Inc.	4,640	53
	NexPoint Residential Trust Inc.	1,423	53
	Brandywine Realty Trust	10,382	52
	Chatham Lodging Trust	5,175	51
	Community Healthcare Trust Inc.	1,532	51
	Marcus & Millichap Inc.	1,466	49
*	Anywhere Real Estate Inc.	7,081	46
	Diversified Healthcare Trust	16,657	45
	Global Medical REIT Inc.	4,481	43
	Safehold Inc.	1,933	41
[1]	Farmland Partners Inc.	3,474	39
	Gladstone Commercial Corp.	2,939	39
	Universal Health Realty Income Trust	833	39
	CBL & Associates Properties Inc.	1,753	37
	Ares Commercial Real Estate Corp.	3,316	34
*	Forestar Group Inc.	1,192	34
	Summit Hotel Properties Inc.	5,884	34
	Peakstone Realty Trust	1,751	34
	Saul Centers Inc.	888	33
	CTO Realty Growth Inc.	1,687	30
	Alexander's Inc.	148	28
	Gladstone Land Corp.	1,746	27
	Hersha Hospitality Trust Class A	2,607	26
	Whitestone REIT	2,506	25
*	FRP Holdings Inc.	413	24
	RMR Group Inc. Class A	942	24
	Office Properties Income Trust	3,078	23
*	Tejon Ranch Co.	1,292	22
	Orion Office REIT Inc.	3,807	22
	One Liberty Properties Inc.	933	18
	RE/MAX Holdings Inc. Class A	1,114	18
	City Office REIT Inc.	3,154	16
	Douglas Elliman Inc.	5,968	15
	BRT Apartments Corp.	726	14

28

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Star Holdings	1,044	14
	Postal Realty Trust Inc. Class A	918	13
	Braemar Hotels & Resorts Inc.	4,387	12
	Alpine Income Property Trust Inc.	619	11
	Clipper Realty Inc.	1,258	8
	Stratus Properties Inc.	305	8
*	Maui Land & Pineapple Co. Inc.	466	6
*	Transcontinental Realty Investors Inc.	137	5
			84,078
Technology (29.9%)
	Apple Inc.	969,065	182,058
	Microsoft Corp.	483,320	158,413
	NVIDIA Corp.	154,332	76,171
*	Alphabet Inc. Class A	385,947	52,554
*	Alphabet Inc. Class C	334,479	45,941
*	Meta Platforms Inc. Class A	143,680	42,513
	Broadcom Inc.	26,506	24,462
*	Adobe Inc.	29,786	16,661
*	Salesforce Inc.	61,526	13,626
	Oracle Corp.	98,805	11,895
*	Advanced Micro Devices Inc.	104,240	11,020
	Texas Instruments Inc.	58,881	9,896
	Intuit Inc.	17,723	9,603
	Intel Corp.	271,356	9,535
	International Business Machines Corp.	58,952	8,656
	Applied Materials Inc.	54,909	8,388
	QUALCOMM Inc.	72,505	8,304
*	ServiceNow Inc.	13,207	7,777
	Lam Research Corp.	8,704	6,114
	Analog Devices Inc.	32,877	5,976
	Micron Technology Inc.	70,962	4,963
*	Palo Alto Networks Inc.	19,347	4,707
*	Synopsys Inc.	9,856	4,523
	KLA Corp.	8,901	4,467
*	Cadence Design Systems Inc.	17,540	4,217
	Roper Technologies Inc.	6,877	3,432
	Amphenol Corp. Class A	37,921	3,351
	Marvell Technology Inc.	55,552	3,236
*	Snowflake Inc. Class A	20,139	3,159
*	Workday Inc. Class A	12,863	3,145
*	Autodesk Inc.	13,952	3,097
	Microchip Technology Inc.	34,941	2,860
*	ON Semiconductor Corp.	28,038	2,761
*	Fortinet Inc.	42,639	2,567
	Cognizant Technology Solutions Corp. Class A	32,930	2,358
*	VMware Inc. Class A	13,937	2,352
*	Crowdstrike Holdings Inc. Class A	13,725	2,238
*	Atlassian Corp. Ltd. Class A	9,418	1,922
	CDW Corp.	8,814	1,861
*	Palantir Technologies Inc. Class A	121,834	1,825
*	ANSYS Inc.	5,648	1,801
*	Gartner Inc.	4,993	1,746
*	Datadog Inc. Class A	17,670	1,705
	HP Inc.	56,214	1,670
*	DoorDash Inc. Class A	19,682	1,656
*	MongoDB Inc.	4,275	1,630
	Corning Inc.	49,631	1,629
		Shares	Market Value• ($000)
*	HubSpot Inc.	2,975	1,626
	Monolithic Power Systems Inc.	2,963	1,544
	Hewlett Packard Enterprise Co.	84,525	1,436
*	Splunk Inc.	10,499	1,273
*	VeriSign Inc.	5,868	1,219
*	Cloudflare Inc. Class A	18,632	1,212
*	Zoom Video Communications Inc. Class A	16,151	1,147
	Skyworks Solutions Inc.	10,329	1,123
	Teradyne Inc.	10,199	1,100
*	PTC Inc.	7,462	1,098
*	Tyler Technologies Inc.	2,680	1,068
	NetApp Inc.	13,879	1,065
*	Pinterest Inc. Class A	38,619	1,062
*	Akamai Technologies Inc.	9,976	1,048
	Paycom Software Inc.	3,457	1,019
	Entegris Inc.	9,769	989
	Jabil Inc.	8,415	963
*	Western Digital Corp.	21,009	945
*	EPAM Systems Inc.	3,619	937
*	Zscaler Inc.	5,711	891
	Vertiv Holdings Co.	22,426	883
*	Lattice Semiconductor Corp.	8,906	866
	Leidos Holdings Inc.	8,860	864
*	Match Group Inc.	18,214	854
*	Super Micro Computer Inc.	2,992	823
*	Okta Inc.	9,823	820
*	Manhattan Associates Inc.	4,012	813
	SS&C Technologies Holdings Inc.	14,079	808
*	Black Knight Inc.	9,758	739
	Gen Digital Inc. (XNGS)	36,020	729
*	GoDaddy Inc. Class A	9,931	720
*	Twilio Inc. Class A	11,080	706
*	Ceridian HCM Holding Inc.	9,720	705
*	Qorvo Inc.	6,501	698
*	Unity Software Inc.	18,784	696
*	Dynatrace Inc.	14,237	686
	Amdocs Ltd.	7,639	681
*	Pure Storage Inc. Class A	18,458	675
*	DocuSign Inc.	13,226	665
*	AppLovin Corp. Class A	14,875	643
*	F5 Inc.	3,904	639
	Bentley Systems Inc. Class B	12,594	629
*	Globant SA	2,705	553
	KBR Inc.	8,889	547
*	Toast Inc. Class A	23,289	516
*	Arrow Electronics Inc.	3,778	504
	National Instruments Corp.	8,404	501
	Universal Display Corp.	3,060	497
*	Guidewire Software Inc.	5,715	494
*	CACI International Inc. Class A	1,446	474
*	Dropbox Inc. Class A	16,800	467
*	Nutanix Inc. Class A	14,726	458
*	SPS Commerce Inc.	2,400	447
*	Onto Innovation Inc.	3,113	433
	Science Applications International Corp.	3,450	406
*	Axcelis Technologies Inc.	2,081	400
*	Rambus Inc.	6,951	393
*	Confluent Inc. Class A	11,813	391
*	UiPath Inc. Class A	24,118	381
*	Novanta Inc.	2,263	378
*	Fabrinet	2,354	378

29

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Wolfspeed Inc.	7,890	377
*	Qualys Inc.	2,367	368
*	ZoomInfo Technologies Inc.	19,873	358
*	Workiva Inc.	3,102	347
*	Aspen Technology Inc.	1,775	344
*	Tenable Holdings Inc.	7,519	341
*	Five9 Inc.	4,702	340
*	Procore Technologies Inc.	4,995	337
*	Smartsheet Inc. Class A	7,971	333
	Dolby Laboratories Inc. Class A	3,797	321
*	Elastic NV	4,963	307
	Power Integrations Inc.	3,619	304
*	Teradata Corp.	6,555	303
*	DXC Technology Co.	14,485	300
*	New Relic Inc.	3,519	300
	Avnet Inc.	5,847	297
*	Insight Enterprises Inc.	1,832	293
*	MACOM Technology Solutions Holdings Inc.	3,467	293
*	Cirrus Logic Inc.	3,517	289
*	Coherent Corp.	7,600	286
	Advanced Energy Industries Inc.	2,399	283
*	DoubleVerify Holdings Inc.	8,151	276
*,1	GLOBALFOUNDRIES Inc.	4,987	276
*	Silicon Laboratories Inc.	2,017	272
	TD SYNNEX Corp.	2,675	272
*	IAC Inc.	4,902	271
*	NCR Corp.	8,245	254
*	MicroStrategy Inc. Class A	699	250
*	Box Inc. Class A	8,921	236
*	Appfolio Inc. Class A	1,209	233
*	Diodes Inc.	2,848	233
	Concentrix Corp.	2,919	233
*	Altair Engineering Inc. Class A	3,405	226
	Vishay Intertechnology Inc.	8,171	224
*	Clarivate plc	30,080	224
*	Freshworks Inc. Class A	10,217	223
*	Synaptics Inc.	2,528	221
*	Kyndryl Holdings Inc.	13,032	220
*	Varonis Systems Inc.	6,811	218
*	Ziff Davis Inc.	3,228	215
*	Blackbaud Inc.	2,801	213
*	Blackline Inc.	3,521	211
*	IPG Photonics Corp.	1,927	209
*	Sanmina Corp.	3,643	203
*	SentinelOne Inc. Class A	12,221	203
*	CommVault Systems Inc.	2,839	194
*	Rapid7 Inc.	3,760	189
	Dun & Bradstreet Holdings Inc.	17,262	188
	Kulicke & Soffa Industries Inc.	3,567	185
*	Yelp Inc.	4,293	184
*	Fastly Inc. Class A	7,650	182
	Amkor Technology Inc.	6,490	181
*	Alarm.com Holdings Inc.	3,059	179
*	Plexus Corp.	1,755	178
*	Envestnet Inc.	3,222	176
*	IonQ Inc.	10,165	175
*	FormFactor Inc.	4,915	174
*	HashiCorp Inc. Class A	5,920	173
*	RingCentral Inc. Class A	5,453	169
	Progress Software Corp.	2,750	167
*	Allegro MicroSystems Inc.	4,269	163
		Shares	Market Value• ($000)
*	Rogers Corp.	1,104	160
*	Sprout Social Inc. Class A	2,982	160
*	nCino Inc.	4,544	149
*	Gitlab Inc. Class A	3,119	148
*	Ambarella Inc.	2,364	147
*	Sitime Corp.	1,089	145
*	Parsons Corp.	2,527	144
*	PagerDuty Inc.	5,512	142
*	Perficient Inc.	2,180	139
*	CCC Intelligent Solutions Holdings Inc.	12,612	135
*	Verint Systems Inc.	4,127	134
	Pegasystems Inc.	2,646	131
*	LiveRamp Holdings Inc.	4,000	129
*	Schrodinger Inc.	3,440	127
*	Appian Corp. Class A	2,550	124
*	NetScout Systems Inc.	4,308	123
*	Q2 Holdings Inc.	3,545	122
*,1	C3.ai Inc. Class A	3,795	118
	Xerox Holdings Corp.	7,271	116
	Clear Secure Inc. Class A	5,278	115
*	Alteryx Inc. Class A	3,844	113
*	Upwork Inc.	7,619	113
*	Cargurus Inc.	6,183	112
*	Cohu Inc.	2,999	112
*	ePlus Inc.	1,666	111
*,1	DigitalOcean Holdings Inc.	4,059	110
*	MaxLinear Inc.	4,611	108
*	Asana Inc. Class A	4,997	107
*	Bumble Inc. Class A	6,359	107
	CSG Systems International Inc.	1,952	106
*	PROS Holdings Inc.	2,837	102
*	Semtech Corp.	3,893	102
*	Credo Technology Group Holding Ltd.	6,176	102
*	Ultra Clean Holdings Inc.	2,844	100
*	Braze Inc. Class A	2,163	100
*	Impinj Inc.	1,450	97
*	TTM Technologies Inc.	6,349	95
*	Veeco Instruments Inc.	3,205	94
*	Veradigm Inc.	6,836	91
*	Photronics Inc.	3,789	90
	CTS Corp.	1,997	89
*	Agilysys Inc.	1,251	88
*	Squarespace Inc. Class A	2,788	84
*	Aehr Test Systems	1,630	83
*	Paycor HCM Inc.	3,528	83
*	Sprinklr Inc. Class A	5,420	82
*	SMART Global Holdings Inc.	3,068	79
	Methode Electronics Inc.	2,229	72
*	Zuora Inc. Class A	7,902	72
*	PAR Technology Corp.	1,615	70
*	Jamf Holding Corp.	4,156	70
*	PDF Solutions Inc.	1,902	69
*	Magnite Inc.	8,351	69
*	Zeta Global Holdings Corp. Class A	8,443	69
	A10 Networks Inc.	4,476	67
	Shutterstock Inc.	1,587	67
*	AvePoint Inc.	9,615	67
*	Cerence Inc.	2,531	66
	Adeia Inc.	6,560	66
*	Model N Inc.	2,351	64
*	Ichor Holdings Ltd.	1,723	63
*	Everbridge Inc.	2,516	62
*	Avid Technology Inc.	2,195	59

30

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Sapiens International Corp. NV	1,989	59
*	E2open Parent Holdings Inc.	12,276	59
*	N-Able Inc.	4,304	58
*	indie Semiconductor Inc. Class A	8,662	58
*	Yext Inc.	6,542	57
*	Navitas Semiconductor Corp.	6,421	57
*	Informatica Inc. Class A	2,655	56
	Benchmark Electronics Inc.	2,055	53
*	Digital Turbine Inc.	5,920	53
*	ACM Research Inc. Class A	3,037	53
*	EngageSmart Inc.	3,001	53
*	3D Systems Corp.	7,908	50
*	ScanSource Inc.	1,491	49
*	Amplitude Inc. Class A	4,217	49
*	TechTarget Inc.	1,656	48
*	Kimball Electronics Inc.	1,555	47
*	Eventbrite Inc. Class A	4,575	46
	Simulations Plus Inc.	1,036	46
*	Grid Dynamics Holdings Inc.	3,921	46
*	Alpha & Omega Semiconductor Ltd.	1,406	44
*	Alkami Technology Inc.	2,455	43
	PC Connection Inc.	793	42
*	BigCommerce Holdings Inc. Series 1	3,937	42
*	Olo Inc. Class A	6,442	42
*,1	Xometry Inc. Class A	2,220	42
*	Matterport Inc.	15,700	42
*	SmartRent Inc.	11,550	39
	Hackett Group Inc.	1,626	38
*	SolarWinds Corp.	3,526	38
*,1	Planet Labs PBC	11,578	38
*	PubMatic Inc. Class A	2,696	37
*	Consensus Cloud Solutions Inc.	1,173	37
*	Couchbase Inc.	2,125	36
*	Vimeo Inc.	8,633	34
*	Intapp Inc.	918	34
*	OneSpan Inc.	2,627	32
*	Mitek Systems Inc.	2,750	31
*	nLight Inc.	2,693	31
*	CEVA Inc.	1,256	29
*,1	Digimarc Corp.	851	28
*	MicroVision Inc.	11,180	28
*	MeridianLink Inc.	1,606	28
	American Software Inc. Class A	2,322	27
	Ebix Inc.	1,636	27
*	Thoughtworks Holding Inc.	5,432	27
	NVE Corp.	294	26
*	Definitive Healthcare Corp.	2,800	26
*	Applied Digital Corp.	4,272	26
*	Bandwidth Inc. Class A	1,703	24
*	Cleanspark Inc.	4,525	22
*	SoundHound AI Inc. Class A	8,818	22
*	Innodata Inc.	1,584	21
*	Daktronics Inc.	2,427	20
*	Domo Inc. Class B	1,888	20
*	Weave Communications Inc.	2,002	20
*	NerdWallet Inc. Class A	2,127	19
*	Nextdoor Holdings Inc.	8,922	19
*	Red Violet Inc.	895	18
*	SEMrush Holdings Inc. Class A	1,941	18
*	Unisys Corp.	4,230	17
		Shares	Market Value• ($000)
*	Mediaalpha Inc. Class A	1,977	17
*	Asure Software Inc.	1,181	15
*	Brightcove Inc.	3,823	15
*	LivePerson Inc.	3,618	15
*	Tucows Inc. Class A	649	15
	ON24 Inc.	2,209	15
*	EverCommerce Inc.	1,398	15
*	Expensify Inc. Class A	3,439	15
*	NextNav Inc.	3,566	15
	Immersion Corp.	1,921	14
*	eGain Corp.	1,965	13
*	Enfusion Inc. Class A	1,461	13
*	Grindr Inc.	2,516	13
*	TrueCar Inc.	5,015	12
*	inTEST Corp.	679	12
*	Rackspace Technology Inc.	4,643	12
*,1	Cipher Mining Inc.	3,610	12
*	EverQuote Inc. Class A	1,754	11
*	Bit Digital Inc.	4,561	11
*	Rimini Street Inc.	3,927	10
*	Viant Technology Inc. Class A	1,513	10
*	Vivid Seats Inc. Class A	1,407	10
*	CoreCard Corp.	435	9
	Richardson Electronics Ltd.	731	9
*	LiveVox Holdings Inc.	2,648	9
*	FiscalNote Holdings Inc.	3,899	9
*	Atomera Inc.	1,030	7
*	Terawulf Inc.	3,274	7
*	Intevac Inc.	1,761	6
*	SkyWater Technology Inc.	962	6
*	Aeva Technologies Inc.	5,329	5
*	BigBear.ai Holdings Inc.	2,825	5
*,1	Veritone Inc.	1,183	4
*	System1 Inc.	1,497	3
			856,400
Telecommunications (2.3%)
	Cisco Systems Inc.	266,094	15,260
	Comcast Corp. Class A	268,586	12,559
	Verizon Communications Inc.	273,517	9,568
	AT&T Inc.	465,374	6,883
*	T-Mobile US Inc.	35,192	4,795
*	Arista Networks Inc.	16,296	3,181
	Motorola Solutions Inc.	10,750	3,048
*	Charter Communications Inc. Class A	6,656	2,916
*	Liberty Broadband Corp. Class C	7,506	702
*	Roku Inc.	8,056	654
	Juniper Networks Inc.	21,001	612
*	Ciena Corp.	10,278	514
	Iridium Communications Inc.	7,976	390
*	Frontier Communications Parent Inc.	15,686	251
*	Lumentum Holdings Inc.	4,357	236
	Cable One Inc.	358	233
*	Extreme Networks Inc.	8,060	221
	Cogent Communications Holdings Inc.	2,742	194
*	Calix Inc.	3,668	171
	InterDigital Inc.	1,734	150
*	Viavi Solutions Inc.	14,282	149
	Telephone and Data Systems Inc.	6,782	146
*	ViaSat Inc.	4,647	129
*	Liberty Broadband Corp. Class A	1,179	110
*	Lumen Technologies Inc.	65,533	104

31

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	DISH Network Corp. Class A	15,956	96
*	Harmonic Inc.	6,914	74
*	Digi International Inc.	2,191	73
	Shenandoah Telecommunications Co.	2,891	66
*	Liberty Latin America Ltd. Class C	7,410	66
*	Globalstar Inc.	42,555	61
*	Infinera Corp.	12,105	57
*	Gogo Inc.	4,112	47
	Ubiquiti Inc.	259	45
*	Lightwave Logic Inc.	7,102	45
*	CommScope Holding Co. Inc.	12,795	43
*	EchoStar Corp. Class A	2,424	42
	Adtran Holdings Inc.	4,742	41
*	Anterix Inc.	1,198	40
*	Liberty Latin America Ltd. Class A	4,092	37
	Bel Fuse Inc. Class B	655	34
*	fuboTV Inc.	13,472	32
*	Clearfield Inc.	861	30
*	Xperi Inc.	2,527	30
*	WideOpenWest Inc.	3,435	28
*	NETGEAR Inc.	2,068	27
	ATN International Inc.	729	26
*	IDT Corp. Class B	1,131	26
*	8x8 Inc.	7,672	25
*	Ooma Inc.	1,790	25
*	Aviat Networks Inc.	681	24
	Comtech Telecommunications Corp.	2,022	20
*	Ribbon Communications Inc.	6,111	18
	Spok Holdings Inc.	1,081	15
*	AST SpaceMobile Inc.	3,781	15
*	Consolidated Communications Holdings Inc.	3,667	14
*	Kaltura Inc.	5,162	10
*	Cambium Networks Corp.	952	9
*	Akoustis Technologies Inc.	4,997	8
*	KVH Industries Inc.	1,109	6
*	Charge Enterprises Inc.	10,774	6
*	DZS Inc.	1,615	4
*,2	GCI Liberty Inc.	5,064	—
			64,441
Utilities (2.6%)
	NextEra Energy Inc.	131,347	8,774
	Southern Co.	70,715	4,790
	Duke Energy Corp.	50,009	4,441
	Waste Management Inc.	26,419	4,142
	Sempra Energy (XNYS)	40,690	2,857
	Dominion Energy Inc.	54,144	2,628
	American Electric Power Co. Inc.	33,413	2,620
	Exelon Corp.	64,654	2,594
	Constellation Energy Corp.	21,278	2,216
	Xcel Energy Inc.	35,731	2,041
	Consolidated Edison Inc.	22,495	2,001
	Public Service Enterprise Group Inc.	32,197	1,967
	Republic Services Inc.	13,480	1,943
*	PG&E Corp.	116,818	1,904
	American Water Works Co. Inc.	12,666	1,757
	WEC Energy Group Inc.	20,423	1,718
	Edison International	24,451	1,683
		Shares	Market Value• ($000)
	Eversource Energy	22,853	1,458
	DTE Energy Co.	13,350	1,380
	Ameren Corp.	17,090	1,355
	Entergy Corp.	13,781	1,313
	FirstEnergy Corp.	35,684	1,287
	PPL Corp.	47,795	1,191
	CenterPoint Energy Inc.	41,203	1,149
	Atmos Energy Corp.	9,295	1,078
	CMS Energy Corp.	19,124	1,075
	Alliant Energy Corp.	16,217	814
	Evergy Inc.	14,466	795
	AES Corp.	43,087	773
	Vistra Corp.	24,383	766
	NiSource Inc.	27,083	725
	Essential Utilities Inc.	15,803	583
	NRG Energy Inc.	15,258	573
	Pinnacle West Capital Corp.	7,406	572
*	Clean Harbors Inc.	3,369	571
	OGE Energy Corp.	12,790	435
	UGI Corp.	13,370	337
	National Fuel Gas Co.	5,886	316
	IDACORP Inc.	3,223	309
*	Casella Waste Systems Inc. Class A	3,674	289
	Portland General Electric Co.	6,415	281
	ONE Gas Inc.	3,612	262
*	Stericycle Inc.	5,891	260
	New Jersey Resources Corp.	6,143	259
	Ormat Technologies Inc. (XNYS)	3,342	254
	Southwest Gas Holdings Inc.	4,002	248
	Black Hills Corp.	4,460	245
[1]	Brookfield Infrastructure Corp. Class A (XTSE)	6,282	244
	PNM Resources Inc.	5,462	242
	Brookfield Renewable Corp. Class A	8,204	229
*	Sunrun Inc.	13,342	209
	ALLETE Inc.	3,650	200
	American States Water Co.	2,338	197
	NorthWestern Corp.	3,805	192
	Spire Inc.	3,245	190
	California Water Service Group	3,589	180
	MGE Energy Inc.	2,327	169
	Avista Corp.	4,699	156
	Avangrid Inc.	4,460	154
	SJW Group	1,990	131
	Chesapeake Utilities Corp.	1,111	122
	Clearway Energy Inc. Class C	4,718	117
	Hawaiian Electric Industries Inc.	6,964	98
*,1	Sunnova Energy International Inc.	6,285	87
	Northwest Natural Holding Co.	2,202	86
	Middlesex Water Co.	1,132	85
	Clearway Energy Inc. Class A	2,832	66
	Unitil Corp.	987	48
	York Water Co.	1,050	43
*	Heritage-Crystal Clean Inc.	921	42
*,1	Li-Cycle Holdings Corp.	9,005	40
*	Enviri Corp.	4,566	34
*	Altus Power Inc.	4,776	31
	Consolidated Water Co. Ltd.	964	26
	Artesian Resources Corp. Class A	469	22

32

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Excelerate Energy Inc. Class A	1,070	20
*,1	NuScale Power Corp.	3,353	20
	Genie Energy Ltd. Class B	1,253	19
	Aris Water Solution Inc. Class A	1,895	19
*	Vertex Energy Inc.	4,210	18
*	Pure Cycle Corp.	1,166	13
*	Cadiz Inc.	2,631	11
	RGC Resources Inc.	516	9
	Global Water Resources Inc.	712	8
			74,606
Total Common Stocks (Cost $2,193,400)			2,859,619
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[5,6]	Vanguard Market Liquidity Fund, 5.384% (Cost $3,141)	31,425	3,142
Total Investments (100.0%) (Cost $2,196,541)			2,862,761
Other Assets and Liabilities—Net (0.0%)			609
Net Assets (100%)			2,863,370
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,802,000.
2	Security value determined using significant unobservable inputs.
3	Restricted securities totaling $13,000, representing 0.0% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $3,060,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2023	6	570	—
E-mini S&P 500 Index	September 2023	15	3,387	12
				12

See accompanying Notes, which are an integral part of the Financial Statements.
33

Russell 3000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,193,400)	2,859,619
Affiliated Issuers (Cost $3,141)	3,142
Total Investments in Securities	2,862,761
Investment in Vanguard	94
Cash Collateral Pledged—Futures Contracts	30
Receivables for Investment Securities Sold	518
Receivables for Accrued Income	4,113
Receivables for Capital Shares Issued	6,601
Variation Margin Receivable—Futures Contracts	1
Total Assets	2,874,118
Liabilities
Due to Custodian	3,743
Payables for Investment Securities Purchased	3,826
Collateral for Securities on Loan	3,060
Payables for Capital Shares Redeemed	6
Payables to Vanguard	113
Total Liabilities	10,748
Net Assets	2,863,370
1 Includes $2,802,000 of securities on loan.
At August 31, 2023, net assets consisted of:

Paid-in Capital	2,352,512
Total Distributable Earnings (Loss)	510,858
Net Assets	2,863,370

ETF Shares—Net Assets
Applicable to 8,975,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,801,875
Net Asset Value Per Share—ETF Shares	$200.77

Institutional Shares—Net Assets
Applicable to 2,731,382 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,061,495
Net Asset Value Per Share—Institutional Shares	$388.63

See accompanying Notes, which are an integral part of the Financial Statements.
34

Russell 3000 Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Dividends[1]	48,608
Interest[2]	394
Securities Lending—Net	570
Total Income	49,572
Expenses
The Vanguard Group—Note B
Investment Advisory Services	67
Management and Administrative—ETF Shares	866
Management and Administrative—Institutional Shares	708
Marketing and Distribution—ETF Shares	90
Marketing and Distribution—Institutional Shares	55
Custodian Fees	771
Auditing Fees	28
Shareholders’ Reports—ETF Shares	44
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	2
Other Expenses	25
Total Expenses	2,658
Expenses Paid Indirectly	(4)
Net Expenses	2,654
Net Investment Income	46,918
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	51,302
Futures Contracts	15
Realized Net Gain (Loss)	51,317
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	334,276
Futures Contracts	340
Change in Unrealized Appreciation (Depreciation)	334,616
Net Increase (Decrease) in Net Assets Resulting from Operations	432,851
1	Dividends are net of foreign withholding taxes of $8,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $371,000, ($4,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $141,418,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
35

Russell 3000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,918	30,384
Realized Net Gain (Loss)	51,317	197,184
Change in Unrealized Appreciation (Depreciation)	334,616	(538,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	432,851	(311,123)
Distributions
ETF Shares	(23,996)	(15,187)
Institutional Shares	(21,655)	(13,526)
Total Distributions	(45,651)	(28,713)
Capital Share Transactions
ETF Shares	368,504	275,640
Institutional Shares	(556,884)	450,842
Net Increase (Decrease) from Capital Share Transactions	(188,380)	726,482
Total Increase (Decrease)	198,820	386,646
Net Assets
Beginning of Period	2,664,550	2,277,904
End of Period	2,863,370	2,664,550

See accompanying Notes, which are an integral part of the Financial Statements.
36

Russell 3000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$177.97	$208.13	$158.71	$133.26	$133.98
Investment Operations
Net Investment Income[1]	2.897	2.662	2.385	2.416	2.312
Net Realized and Unrealized Gain (Loss) on Investments	22.832	(30.247)	49.386	25.494	(.730)
Total from Investment Operations	25.729	(27.585)	51.771	27.910	1.582
Distributions
Dividends from Net Investment Income	(2.929)	(2.575)	(2.351)	(2.460)	(2.302)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.929)	(2.575)	(2.351)	(2.460)	(2.302)
Net Asset Value, End of Period	$200.77	$177.97	$208.13	$158.71	$133.26
Total Return	14.68%	-13.36%	32.90%	21.31%	1.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,802	$1,219	$1,124	$710	$463
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.36%	1.31%	1.74%	1.79%
Portfolio Turnover Rate[3]	11%	8%	10%	8%	10%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
37

Russell 3000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$344.48	$402.86	$307.19	$257.87	$259.33
Investment Operations
Net Investment Income[1]	5.690	5.323	4.689	4.739	4.499
Net Realized and Unrealized Gain (Loss) on Investments	44.177	(58.648)	95.580	49.347	(1.394)
Total from Investment Operations	49.867	(53.325)	100.269	54.086	3.105
Distributions
Dividends from Net Investment Income	(5.717)	(5.055)	(4.599)	(4.766)	(4.565)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.717)	(5.055)	(4.599)	(4.766)	(4.565)
Net Asset Value, End of Period	$388.63	$344.48	$402.86	$307.19	$257.87
Total Return	14.70%	-13.34%	32.94%	21.38%	1.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,061	$1,445	$1,154	$1,018	$871
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.40%	1.34%	1.76%	1.81%
Portfolio Turnover Rate[3]	11%	8%	10%	8%	10%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
38

Russell 3000 Index Fund
Notes to Financial Statements
Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
39

Russell 3000 Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
40

Russell 3000 Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $94,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
41

Russell 3000 Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,859,397	20	202	2,859,619
Temporary Cash Investments	3,142	—	—	3,142
Total	2,862,539	20	202	2,862,761
Derivative Financial Instruments
Assets
Futures Contracts[1]	12	—	—	12
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	141,373
Total Distributable Earnings (Loss)	(141,373)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,599
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	658,076
Capital Loss Carryforwards	(155,817)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	510,858
42

Russell 3000 Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	45,651	28,713
Long-Term Capital Gains	—	—
Total	45,651	28,713
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,204,685
Gross Unrealized Appreciation	786,297
Gross Unrealized Depreciation	(128,221)
Net Unrealized Appreciation (Depreciation)	658,076
F.	During the year ended August 31, 2023, the fund purchased $913,366,000 of investment securities and sold $1,094,612,000 of investment securities, other than temporary cash investments. Purchases and sales include $584,022,000 and $281,289,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2023, such purchases were $24,650,000 and sales were $13,820,000, resulting in net realized loss of $2,610,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	652,179	3,700	604,261	3,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(283,675)	(1,575)	(328,621)	(1,625)
Net Increase (Decrease)—ETF Shares	368,504	2,125	275,640	1,450
43

Russell 3000 Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	296,740	834	858,256	2,365
Issued in Lieu of Cash Distributions	19,707	58	11,990	31
Redeemed	(873,331)	(2,357)	(419,404)	(1,064)
Net Increase (Decrease)—Institutional Shares	(556,884)	(1,465)	450,842	1,332
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
44

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
45

Tax information (unaudited)
For corporate shareholders, 92.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $44,705,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $119,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $946,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
46

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
47

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
48

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Russell 3000 Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
49

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 3000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 3000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 3000 Index are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 3000 Index which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 3000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 3000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 3000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
50

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q18540 102023

Annual Report  |  August 31, 2023
Vanguard Treasury Index Funds
Vanguard Short-Term Treasury Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Treasury Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the three Vanguard Treasury bond index funds ranged from –9.73% for Admiral Shares of the Long-Term Treasury Index Fund to 1.23% for ETF Shares (based on net asset value) of the Short-Term Treasury Index Fund. The returns of all share classes were in line with their target indexes.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks, including the Federal Reserve, fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	Yields of U.S. Treasuries rose across the maturity spectrum, with more movement at the shorter end of the yield curve. The broad U.S. investment-grade bond market returned –1.05%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Treasuries, as measured by the Bloomberg U.S. Treasury Index, returned –2.07%. Corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, returned 0.90%.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,017.40	$0.20
Admiral™ Shares	1,000.00	1,017.30	0.36
Institutional Shares	1,000.00	1,017.20	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,011.70	$0.20
Admiral Shares	1,000.00	1,011.90	0.35
Institutional Shares	1,000.00	1,011.40	0.25
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$973.60	$0.20
Admiral Shares	1,000.00	973.40	0.35
Institutional Shares	1,000.00	973.80	0.25
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Long-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Short-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund ETF Shares Net Asset Value	1.23%	0.97%	0.76%	$10,790
Short-Term Treasury Index Fund ETF Shares Market Price	1.28	0.98	0.77	10,796
Spliced Bloomberg U.S. Treasury 1–3 Year Index	1.27	1.01	0.83	10,857
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Spliced Bloomberg U.S. Treasury 1–3 Year Index: Bloomberg U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 1–3 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
4

Short-Term Treasury Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund Admiral Shares	1.22%	0.95%	0.75%	$10,777
Spliced Bloomberg U.S. Treasury 1–3 Year Index	1.27	1.01	0.83	10,857
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Treasury Index Fund Institutional Shares	1.21%	0.97%	0.77%	$5,399,331
Spliced Bloomberg U.S. Treasury 1–3 Year Index	1.27	1.01	0.83	5,428,402
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Short-Term Treasury Index Fund ETF Shares Market Price	1.28%	5.00%	7.96%
Short-Term Treasury Index Fund ETF Shares Net Asset Value	1.23	4.96	7.90
Spliced Bloomberg U.S. Treasury 1–3 Year Index	1.27	5.17	8.57
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Short-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2023
1 - 2 Years	55.6%
2 - 3 Years	44.4
The table reflects the fund's investments, except for temporary cash investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Short-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (99.2%)
United States Treasury Note/Bond	0.375%	9/15/24	419,405	398,435
United States Treasury Note/Bond	1.500%	9/30/24	228,086	218,927
United States Treasury Note/Bond	2.125%	9/30/24	190,744	184,336
United States Treasury Note/Bond	4.250%	9/30/24	331,688	327,956
United States Treasury Note/Bond	0.625%	10/15/24	475,300	451,164
United States Treasury Note/Bond	1.500%	10/31/24	212,382	203,356
United States Treasury Note/Bond	2.250%	10/31/24	153,934	148,667
United States Treasury Note/Bond	4.375%	10/31/24	324,069	320,626
United States Treasury Note/Bond	0.750%	11/15/24	400,985	379,933
United States Treasury Note/Bond	2.250%	11/15/24	439,859	424,258
United States Treasury Note/Bond	7.500%	11/15/24	8,585	8,801
United States Treasury Note/Bond	1.500%	11/30/24	196,301	187,406
United States Treasury Note/Bond	2.125%	11/30/24	137,481	132,304
United States Treasury Note/Bond	4.500%	11/30/24	350,107	346,825
United States Treasury Note/Bond	1.000%	12/15/24	425,726	403,442
United States Treasury Note/Bond	1.750%	12/31/24	209,799	200,522
United States Treasury Note/Bond	2.250%	12/31/24	213,810	205,725
United States Treasury Note/Bond	4.250%	12/31/24	323,912	319,914
United States Treasury Note/Bond	1.125%	1/15/25	423,357	400,800
United States Treasury Note/Bond	1.375%	1/31/25	223,859	212,386
United States Treasury Note/Bond	2.500%	1/31/25	225,596	217,418
United States Treasury Note/Bond	4.125%	1/31/25	302,862	298,556
United States Treasury Note/Bond	1.500%	2/15/25	359,968	341,688
United States Treasury Note/Bond	2.000%	2/15/25	425,190	406,588
United States Treasury Note/Bond	7.625%	2/15/25	10,088	10,416
United States Treasury Note/Bond	1.125%	2/28/25	247,255	233,154
United States Treasury Note/Bond	2.750%	2/28/25	181,077	174,937
United States Treasury Note/Bond	4.625%	2/28/25	323,914	321,636
United States Treasury Note/Bond	1.750%	3/15/25	381,131	362,432
United States Treasury Note/Bond	0.500%	3/31/25	302,957	282,129
United States Treasury Note/Bond	2.625%	3/31/25	100,663	96,935
United States Treasury Note/Bond	3.875%	3/31/25	322,497	316,652
United States Treasury Note/Bond	2.625%	4/15/25	451,915	434,968
United States Treasury Note/Bond	0.375%	4/30/25	325,949	301,961
United States Treasury Note/Bond	2.875%	4/30/25	189,419	182,937
United States Treasury Note/Bond	3.875%	4/30/25	324,529	318,647
United States Treasury Note/Bond	2.125%	5/15/25	374,356	356,866
United States Treasury Note/Bond	2.750%	5/15/25	448,732	432,325
United States Treasury Note/Bond	0.250%	5/31/25	291,171	268,287
7

Short-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.875%	5/31/25	181,106	174,711
United States Treasury Note/Bond	4.250%	5/31/25	242,784	239,825
United States Treasury Note/Bond	2.875%	6/15/25	352,876	340,360
United States Treasury Note/Bond	0.250%	6/30/25	343,111	315,287
United States Treasury Note/Bond	2.750%	6/30/25	97,399	93,686
United States Treasury Note/Bond	4.625%	6/30/25	323,786	322,015
United States Treasury Note/Bond	3.000%	7/15/25	332,649	321,214
United States Treasury Note/Bond	0.250%	7/31/25	350,457	320,942
United States Treasury Note/Bond	2.875%	7/31/25	163,342	157,293
United States Treasury Note/Bond	4.750%	7/31/25	322,670	321,813
United States Treasury Note/Bond	2.000%	8/15/25	400,120	378,739
United States Treasury Note/Bond	3.125%	8/15/25	326,521	315,858
United States Treasury Note/Bond	6.875%	8/15/25	8,269	8,551
United States Treasury Note/Bond	0.250%	8/31/25	341,299	311,542
United States Treasury Note/Bond	2.750%	8/31/25	150,476	144,433
United States Treasury Note/Bond	5.000%	8/31/25	300,630	301,475
United States Treasury Note/Bond	3.500%	9/15/25	318,129	309,828
United States Treasury Note/Bond	0.250%	9/30/25	392,057	357,139
United States Treasury Note/Bond	3.000%	9/30/25	171,967	165,733
United States Treasury Note/Bond	4.250%	10/15/25	320,820	317,211
United States Treasury Note/Bond	0.250%	10/31/25	373,800	339,340
United States Treasury Note/Bond	3.000%	10/31/25	150,438	144,891
United States Treasury Note/Bond	2.250%	11/15/25	450,414	426,626
United States Treasury Note/Bond	4.500%	11/15/25	309,857	307,920
United States Treasury Note/Bond	0.375%	11/30/25	386,140	350,422
United States Treasury Note/Bond	2.875%	11/30/25	205,822	197,589
United States Treasury Note/Bond	4.000%	12/15/25	382,284	376,072
United States Treasury Note/Bond	0.375%	12/31/25	319,330	289,293
United States Treasury Note/Bond	2.625%	12/31/25	167,786	160,026
United States Treasury Note/Bond	3.875%	1/15/26	312,630	306,719
United States Treasury Note/Bond	0.375%	1/31/26	463,334	418,087
United States Treasury Note/Bond	2.625%	1/31/26	197,901	188,563
United States Treasury Note/Bond	1.625%	2/15/26	374,588	348,133
United States Treasury Note/Bond	4.000%	2/15/26	336,540	331,176
United States Treasury Note/Bond	6.000%	2/15/26	37,208	38,179
United States Treasury Note/Bond	0.500%	2/28/26	463,968	418,876
United States Treasury Note/Bond	2.500%	2/28/26	201,032	190,855
United States Treasury Note/Bond	4.625%	3/15/26	323,791	323,538
United States Treasury Note/Bond	0.750%	3/31/26	425,815	386,427
United States Treasury Note/Bond	2.250%	3/31/26	198,753	187,387
United States Treasury Note/Bond	3.750%	4/15/26	310,966	304,212
United States Treasury Note/Bond	0.750%	4/30/26	413,587	374,038
United States Treasury Note/Bond	2.375%	4/30/26	149,811	141,478
United States Treasury Note/Bond	1.625%	5/15/26	392,974	363,378
United States Treasury Note/Bond	3.625%	5/15/26	309,501	301,812
United States Treasury Note/Bond	0.750%	5/31/26	455,075	410,421
United States Treasury Note/Bond	2.125%	5/31/26	161,913	151,692
United States Treasury Note/Bond	4.125%	6/15/26	308,370	304,804
United States Treasury Note/Bond	0.875%	6/30/26	399,686	361,279
United States Treasury Note/Bond	1.875%	6/30/26	182,558	169,750
United States Treasury Note/Bond	4.500%	7/15/26	307,320	306,792
United States Treasury Note/Bond	0.625%	7/31/26	427,708	382,398
United States Treasury Note/Bond	1.875%	7/31/26	184,815	171,474
United States Treasury Note/Bond	1.500%	8/15/26	415,407	380,746
United States Treasury Note/Bond	4.375%	8/15/26	280,595	279,324
8

Short-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	6.750%	8/15/26	27,951	29,541
	United States Treasury Note/Bond	0.750%	8/31/26	459,431	411,334
	United States Treasury Note/Bond	1.375%	8/31/26	177,870	162,251
Total U.S. Government and Agency Obligations (Cost $27,291,612)					26,788,813
				Shares
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund (Cost $59,595)	5.384%		596,026	59,596
Total Investments (99.4%) (Cost $27,351,207)					26,848,409
Other Assets and Liabilities—Net (0.6%)					150,276
Net Assets (100%)					26,998,685
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Short-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,291,612)	26,788,813
Affiliated Issuers (Cost $59,595)	59,596
Total Investments in Securities	26,848,409
Investment in Vanguard	890
Receivables for Investment Securities Sold	2,598,393
Receivables for Accrued Income	138,054
Receivables for Capital Shares Issued	2,426
Total Assets	29,588,172
Liabilities
Due to Custodian	213
Payables for Investment Securities Purchased	2,583,342
Payables for Capital Shares Redeemed	3,082
Payables for Distributions	2,335
Payables to Vanguard	515
Total Liabilities	2,589,487
Net Assets	26,998,685
At August 31, 2023, net assets consisted of:

Paid-in Capital	28,065,383
Total Distributable Earnings (Loss)	(1,066,698)
Net Assets	26,998,685

ETF Shares—Net Assets
Applicable to 389,249,303 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,488,015
Net Asset Value Per Share—ETF Shares	$57.77

Admiral Shares—Net Assets
Applicable to 152,213,490 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,924,939
Net Asset Value Per Share—Admiral Shares	$19.22

Institutional Shares—Net Assets
Applicable to 65,685,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,585,731
Net Asset Value Per Share—Institutional Shares	$24.14
See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	678,572
Total Income	678,572
Expenses
The Vanguard Group—Note B
Investment Advisory Services	527
Management and Administrative—ETF Shares	5,811
Management and Administrative—Admiral Shares	1,796
Management and Administrative—Institutional Shares	588
Marketing and Distribution—ETF Shares	1,125
Marketing and Distribution—Admiral Shares	165
Marketing and Distribution—Institutional Shares	57
Custodian Fees	104
Auditing Fees	40
Shareholders’ Reports—ETF Shares	357
Shareholders’ Reports—Admiral Shares	21
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	13
Other Expenses	20
Total Expenses	10,625
Expenses Paid Indirectly	(44)
Net Expenses	10,581
Net Investment Income	667,991
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(493,042)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	152,410
Net Increase (Decrease) in Net Assets Resulting from Operations	327,359
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,107,000, $2,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,345,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	667,991	105,867
Realized Net Gain (Loss)	(493,042)	(147,549)
Change in Unrealized Appreciation (Depreciation)	152,410	(676,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	327,359	(717,691)
Distributions
ETF Shares	(497,478)	(116,564)
Admiral Shares	(79,631)	(20,209)
Institutional Shares	(38,287)	(10,271)
Total Distributions	(615,396)	(147,044)
Capital Share Transactions
ETF Shares	7,152,585	2,863,266
Admiral Shares	457,577	190,909
Institutional Shares	513,042	12,395
Net Increase (Decrease) from Capital Share Transactions	8,123,204	3,066,570
Total Increase (Decrease)	7,835,167	2,201,835
Net Assets
Beginning of Period	19,163,518	16,961,683
End of Period	26,998,685	19,163,518
See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$58.51	$61.50	$62.13	$61.12	$59.89
Investment Operations
Net Investment Income[1]	1.625	.368	.288	.956	1.430
Net Realized and Unrealized Gain (Loss) on Investments	(.919)	(2.860)	(.220)	1.115	1.165
Total from Investment Operations	.706	(2.492)	.068	2.071	2.595
Distributions
Dividends from Net Investment Income	(1.446)	(.310)	(.325)	(1.061)	(1.365)
Distributions from Realized Capital Gains	—	(.188)	(.373)	—	—
Total Distributions	(1.446)	(.498)	(.698)	(1.061)	(1.365)
Net Asset Value, End of Period	$57.77	$58.51	$61.50	$62.13	$61.12
Total Return	1.23%	-4.07%	0.11%	3.43%	4.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,488	$15,565	$13,394	$9,140	$5,334
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.81%	0.61%	0.47%	1.55%	2.37%
Portfolio Turnover Rate[3]	81%	59%	66%	67%	55%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.50	$20.51	$20.71	$20.35	$19.95
Investment Operations
Net Investment Income[1]	.529	.114	.095	.312	.472
Net Realized and Unrealized Gain (Loss) on Investments	(.294)	(.949)	(.078)	.375	.384
Total from Investment Operations	.235	(.835)	.017	.687	.856
Distributions
Dividends from Net Investment Income	(.515)	(.112)	(.093)	(.327)	(.456)
Distributions from Realized Capital Gains	—	(.063)	(.124)	—	—
Total Distributions	(.515)	(.175)	(.217)	(.327)	(.456)
Net Asset Value, End of Period	$19.22	$19.50	$20.51	$20.71	$20.35
Total Return[2]	1.22%	-4.09%	0.08%	3.41%	4.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,925	$2,506	$2,430	$2,748	$1,596
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.74%	0.57%	0.46%	1.52%	2.35%
Portfolio Turnover Rate[4]	81%	59%	66%	67%	55%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.50	$25.77	$26.02	$25.57	$25.06
Investment Operations
Net Investment Income[1]	.680	.145	.120	.421	.598
Net Realized and Unrealized Gain (Loss) on Investments	(.389)	(1.191)	(.092)	.445	.490
Total from Investment Operations	.291	(1.046)	.028	.866	1.088
Distributions
Dividends from Net Investment Income	(.651)	(.145)	(.122)	(.416)	(.578)
Distributions from Realized Capital Gains	—	(.079)	(.156)	—	—
Total Distributions	(.651)	(.224)	(.278)	(.416)	(.578)
Net Asset Value, End of Period	$24.14	$24.50	$25.77	$26.02	$25.57
Total Return	1.21%	-4.08%	0.11%	3.42%	4.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,586	$1,092	$1,138	$1,104	$974
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%[2]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.80%	0.58%	0.47%	1.63%	2.37%
Portfolio Turnover Rate[3]	81%	59%	66%	67%	55%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
16

Short-Term Treasury Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are based on the average cost of the securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $890,000, representing less than 0.01% of the fund’s net assets and 0.36% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $44,000 (an annual rate of less than 0.01% of average net assets).
17

Short-Term Treasury Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	26,788,813	—	26,788,813
Temporary Cash Investments	59,596	—	—	59,596
Total	59,596	26,788,813	—	26,848,409
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,343
Total Distributable Earnings (Loss)	(1,343)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash
18

Short-Term Treasury Index Fund
sales; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	70,721
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(504,199)
Capital Loss Carryforwards	(630,886)
Qualified Late-Year Losses	—
Other Temporary Differences	(2,334)
Total	(1,066,698)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	615,396	100,391
Long-Term Capital Gains	—	46,653
Total	615,396	147,044
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,352,608
Gross Unrealized Appreciation	1,287
Gross Unrealized Depreciation	(505,486)
Net Unrealized Appreciation (Depreciation)	(504,199)
F.  During the year ended August 31, 2023, the fund purchased $29,949,752,000 of investment securities and sold $22,075,755,000 of investment securities, other than temporary cash investments. Purchases and sales include $9,929,776,000 and $2,908,093,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
19

Short-Term Treasury Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	10,084,732	173,852	7,645,151	128,173
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,932,147)	(50,650)	(4,781,885)	(79,925)
Net Increase (Decrease)—ETF Shares	7,152,585	123,202	2,863,266	48,248
Admiral Shares
Issued	2,114,007	109,455	1,386,561	69,862
Issued in Lieu of Cash Distributions	60,002	3,110	15,276	765
Redeemed	(1,716,432)	(88,878)	(1,210,928)	(60,577)
Net Increase (Decrease)—Admiral Shares	457,577	23,687	190,909	10,050
Institutional Shares
Issued	1,023,295	42,143	585,141	23,322
Issued in Lieu of Cash Distributions	35,147	1,450	8,407	335
Redeemed	(545,400)	(22,488)	(581,153)	(23,235)
Net Increase (Decrease)—Institutional Shares	513,042	21,105	12,395	422
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
20

Intermediate-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-1.25%	0.57%	1.09%	$11,141
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-1.18	0.59	1.09	11,148
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-1.20	0.60	1.14	11,201
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Spliced Bloomberg U.S. Treasury 3–10 Year Index: Bloomberg U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 3–10 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
21

Intermediate-Term Treasury Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund Admiral Shares	-1.24%	0.55%	1.08%	$11,131
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-1.20	0.60	1.14	11,201
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Treasury Index Fund Institutional Shares	-1.27%	0.56%	1.10%	$5,575,316
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-1.20	0.60	1.14	5,600,504
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-1.18%	2.98%	11.48%
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-1.25	2.90	11.41
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-1.20	3.05	12.01
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
22

Intermediate-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2023
2 - 4 Years	22.3%
4 - 6 Years	42.6
6 - 8 Years	20.7
8 - 10 Years	14.4
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
23

Intermediate-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
United States Treasury Note/Bond	0.875%	9/30/26	236,717	212,380
United States Treasury Note/Bond	1.625%	9/30/26	84,370	77,462
United States Treasury Note/Bond	1.125%	10/31/26	252,889	227,956
United States Treasury Note/Bond	1.625%	10/31/26	109,028	99,829
United States Treasury Note/Bond	2.000%	11/15/26	246,985	228,693
United States Treasury Note/Bond	6.500%	11/15/26	31,036	32,772
United States Treasury Note/Bond	1.250%	11/30/26	267,625	241,699
United States Treasury Note/Bond	1.625%	11/30/26	102,345	93,582
United States Treasury Note/Bond	1.250%	12/31/26	263,869	237,977
United States Treasury Note/Bond	1.750%	12/31/26	95,970	87,977
United States Treasury Note/Bond	1.500%	1/31/27	352,756	320,016
United States Treasury Note/Bond	2.250%	2/15/27	210,777	195,957
United States Treasury Note/Bond	6.625%	2/15/27	13,172	14,034
United States Treasury Note/Bond	1.125%	2/28/27	67,524	60,360
United States Treasury Note/Bond	1.875%	2/28/27	265,266	243,340
United States Treasury Note/Bond	0.625%	3/31/27	103,934	90,958
United States Treasury Note/Bond	2.500%	3/31/27	235,588	220,716
United States Treasury Note/Bond	0.500%	4/30/27	164,907	143,211
United States Treasury Note/Bond	2.750%	4/30/27	230,547	217,615
United States Treasury Note/Bond	2.375%	5/15/27	254,696	237,026
United States Treasury Note/Bond	0.500%	5/31/27	164,035	142,070
United States Treasury Note/Bond	2.625%	5/31/27	222,501	208,873
United States Treasury Note/Bond	0.500%	6/30/27	190,242	164,351
United States Treasury Note/Bond	3.250%	6/30/27	231,966	222,687
United States Treasury Note/Bond	0.375%	7/31/27	201,357	172,538
United States Treasury Note/Bond	2.750%	7/31/27	216,997	204,248
United States Treasury Note/Bond	2.250%	8/15/27	203,753	188,089
United States Treasury Note/Bond	6.375%	8/15/27	27,119	28,971
United States Treasury Note/Bond	0.500%	8/31/27	173,498	149,046
United States Treasury Note/Bond	3.125%	8/31/27	208,454	198,911
United States Treasury Note/Bond	0.375%	9/30/27	220,728	188,102
United States Treasury Note/Bond	4.125%	9/30/27	199,643	197,771
United States Treasury Note/Bond	0.500%	10/31/27	217,688	185,987
United States Treasury Note/Bond	4.125%	10/31/27	177,947	176,307
United States Treasury Note/Bond	2.250%	11/15/27	205,817	189,255
United States Treasury Note/Bond	6.125%	11/15/27	35,345	37,665
United States Treasury Note/Bond	0.625%	11/30/27	232,463	199,228
United States Treasury Note/Bond	3.875%	11/30/27	200,553	196,887
United States Treasury Note/Bond	0.625%	12/31/27	255,161	218,083
24

Intermediate-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	3.875%	12/31/27	199,729	196,078
United States Treasury Note/Bond	0.750%	1/31/28	283,271	242,905
United States Treasury Note/Bond	3.500%	1/31/28	171,452	165,826
United States Treasury Note/Bond	2.750%	2/15/28	274,370	256,965
United States Treasury Note/Bond	1.125%	2/29/28	303,230	263,952
United States Treasury Note/Bond	4.000%	2/29/28	196,957	194,526
United States Treasury Note/Bond	1.250%	3/31/28	259,922	227,107
United States Treasury Note/Bond	3.625%	3/31/28	182,319	177,220
United States Treasury Note/Bond	1.250%	4/30/28	285,128	248,640
United States Treasury Note/Bond	3.500%	4/30/28	121,998	117,957
United States Treasury Note/Bond	2.875%	5/15/28	294,482	276,767
United States Treasury Note/Bond	1.250%	5/31/28	304,601	265,098
United States Treasury Note/Bond	3.625%	5/31/28	149,735	145,641
United States Treasury Note/Bond	1.250%	6/30/28	262,798	228,306
United States Treasury Note/Bond	4.000%	6/30/28	126,657	125,153
United States Treasury Note/Bond	1.000%	7/31/28	280,895	240,385
United States Treasury Note/Bond	4.125%	7/31/28	169,370	168,391
United States Treasury Note/Bond	2.875%	8/15/28	266,332	249,686
United States Treasury Note/Bond	5.500%	8/15/28	35,924	37,776
United States Treasury Note/Bond	1.125%	8/31/28	302,829	260,244
United States Treasury Note/Bond	4.375%	8/31/28	225,462	226,836
United States Treasury Note/Bond	1.250%	9/30/28	295,026	254,598
United States Treasury Note/Bond	1.375%	10/31/28	282,149	244,544
United States Treasury Note/Bond	3.125%	11/15/28	274,007	259,364
United States Treasury Note/Bond	5.250%	11/15/28	53,269	55,533
United States Treasury Note/Bond	1.500%	11/30/28	264,985	230,827
United States Treasury Note/Bond	1.375%	12/31/28	257,044	222,022
United States Treasury Note/Bond	1.750%	1/31/29	256,192	225,249
United States Treasury Note/Bond	2.625%	2/15/29	287,817	264,972
United States Treasury Note/Bond	5.250%	2/15/29	26,461	27,610
United States Treasury Note/Bond	1.875%	2/28/29	248,952	220,128
United States Treasury Note/Bond	2.375%	3/31/29	235,725	213,736
United States Treasury Note/Bond	2.875%	4/30/29	204,219	190,019
United States Treasury Note/Bond	2.375%	5/15/29	242,841	219,923
United States Treasury Note/Bond	2.750%	5/31/29	194,666	179,762
United States Treasury Note/Bond	3.250%	6/30/29	200,563	190,159
United States Treasury Note/Bond	2.625%	7/31/29	189,446	173,461
United States Treasury Note/Bond	1.625%	8/15/29	201,939	174,835
United States Treasury Note/Bond	6.125%	8/15/29	27,786	30,443
United States Treasury Note/Bond	3.125%	8/31/29	184,409	173,517
United States Treasury Note/Bond	3.875%	9/30/29	169,595	166,150
United States Treasury Note/Bond	4.000%	10/31/29	172,084	169,745
United States Treasury Note/Bond	1.750%	11/15/29	156,226	135,819
United States Treasury Note/Bond	3.875%	11/30/29	173,107	169,618
United States Treasury Note/Bond	3.875%	12/31/29	176,664	173,075
United States Treasury Note/Bond	3.500%	1/31/30	170,727	163,738
United States Treasury Note/Bond	1.500%	2/15/30	247,967	210,307
United States Treasury Note/Bond	4.000%	2/28/30	184,584	182,219
United States Treasury Note/Bond	3.625%	3/31/30	165,258	159,629
United States Treasury Note/Bond	3.500%	4/30/30	152,087	145,813
United States Treasury Note/Bond	0.625%	5/15/30	377,769	299,618
United States Treasury Note/Bond	6.250%	5/15/30	29,750	33,185
United States Treasury Note/Bond	3.750%	5/31/30	187,624	182,552
United States Treasury Note/Bond	3.750%	6/30/30	129,940	126,448
United States Treasury Note/Bond	4.000%	7/31/30	153,578	151,730
25

Intermediate-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	0.625%	8/15/30	479,980	378,134
	United States Treasury Note/Bond	4.125%	8/31/30	175,363	174,596
	United States Treasury Note/Bond	0.875%	11/15/30	482,830	386,415
	United States Treasury Note/Bond	1.125%	2/15/31	443,757	360,483
	United States Treasury Note/Bond	5.375%	2/15/31	36,796	39,521
	United States Treasury Note/Bond	1.625%	5/15/31	443,334	371,292
	United States Treasury Note/Bond	1.250%	8/15/31	512,942	414,201
	United States Treasury Note/Bond	1.375%	11/15/31	517,917	419,675
	United States Treasury Note/Bond	1.875%	2/15/32	501,425	421,432
	United States Treasury Note/Bond	2.875%	5/15/32	488,588	443,928
	United States Treasury Note/Bond	2.750%	8/15/32	463,295	415,807
	United States Treasury Note/Bond	4.125%	11/15/32	459,626	459,339
	United States Treasury Note/Bond	3.500%	2/15/33	449,125	427,721
	United States Treasury Note/Bond	3.375%	5/15/33	446,090	420,231
	United States Treasury Note/Bond	3.875%	8/15/33	186,363	183,014
Total U.S. Government and Agency Obligations (Cost $23,755,217)					22,204,225
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund (Cost $76,198)	5.384%		762,072	76,200
Total Investments (99.6%) (Cost $23,831,415)					22,280,425
Other Assets and Liabilities—Net (0.4%)					82,017
Net Assets (100%)					22,362,442
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Intermediate-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $23,755,217)	22,204,225
Affiliated Issuers (Cost $76,198)	76,200
Total Investments in Securities	22,280,425
Investment in Vanguard	694
Receivables for Investment Securities Sold	1,166,121
Receivables for Accrued Income	105,567
Receivables for Capital Shares Issued	9,018
Total Assets	23,561,825
Liabilities
Due to Custodian	174
Payables for Investment Securities Purchased	1,193,335
Payables for Capital Shares Redeemed	4,275
Payables for Distributions	1,166
Payables to Vanguard	433
Total Liabilities	1,199,383
Net Assets	22,362,442
At August 31, 2023, net assets consisted of:

Paid-in Capital	24,478,593
Total Distributable Earnings (Loss)	(2,116,151)
Net Assets	22,362,442

ETF Shares—Net Assets
Applicable to 292,008,221 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,995,308
Net Asset Value Per Share—ETF Shares	$58.20

Admiral Shares—Net Assets
Applicable to 161,318,413 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,164,626
Net Asset Value Per Share—Admiral Shares	$19.62

Institutional Shares—Net Assets
Applicable to 90,471,809 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,202,508
Net Asset Value Per Share—Institutional Shares	$24.34
See accompanying Notes, which are an integral part of the Financial Statements.
27

Intermediate-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	469,867
Total Income	469,867
Expenses
The Vanguard Group—Note B
Investment Advisory Services	409
Management and Administrative—ETF Shares	3,894
Management and Administrative—Admiral Shares	1,801
Management and Administrative—Institutional Shares	819
Marketing and Distribution—ETF Shares	775
Marketing and Distribution—Admiral Shares	166
Marketing and Distribution—Institutional Shares	81
Custodian Fees	100
Auditing Fees	40
Shareholders’ Reports—ETF Shares	361
Shareholders’ Reports—Admiral Shares	28
Shareholders’ Reports—Institutional Shares	36
Trustees’ Fees and Expenses	10
Other Expenses	20
Total Expenses	8,540
Expenses Paid Indirectly	(42)
Net Expenses	8,498
Net Investment Income	461,369
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(333,139)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(331,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	(202,784)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,034,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $26,775,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
28

Intermediate-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	461,369	181,505
Realized Net Gain (Loss)	(333,139)	(248,281)
Change in Unrealized Appreciation (Depreciation)	(331,014)	(1,386,084)
Net Increase (Decrease) in Net Assets Resulting from Operations	(202,784)	(1,452,860)
Distributions
ETF Shares	(317,690)	(165,364)
Admiral Shares	(72,063)	(48,477)
Institutional Shares	(49,079)	(33,566)
Total Distributions	(438,832)	(247,407)
Capital Share Transactions
ETF Shares	5,733,607	4,723,604
Admiral Shares	389,104	574,795
Institutional Shares	569,217	195,879
Net Increase (Decrease) from Capital Share Transactions	6,691,928	5,494,278
Total Increase (Decrease)	6,050,312	3,794,011
Net Assets
Beginning of Period	16,312,130	12,518,119
End of Period	22,362,442	16,312,130
See accompanying Notes, which are an integral part of the Financial Statements.
29

Intermediate-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$60.34	$68.27	$70.46	$67.26	$62.67
Investment Operations
Net Investment Income[1]	1.473	.858	.809	1.239	1.515
Net Realized and Unrealized Gain (Loss) on Investments	(2.221)	(7.617)	(1.692)	3.248	4.552
Total from Investment Operations	(.748)	(6.759)	(.883)	4.487	6.067
Distributions
Dividends from Net Investment Income	(1.392)	(.805)	(.820)	(1.287)	(1.477)
Distributions from Realized Capital Gains	—	(.366)	(.487)	—	—
Total Distributions	(1.392)	(1.171)	(1.307)	(1.287)	(1.477)
Net Asset Value, End of Period	$58.20	$60.34	$68.27	$70.46	$67.26
Total Return	-1.25%	-10.01%	-1.26%	6.76%	9.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,995	$11,726	$8,147	$6,547	$4,353
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.50%	1.34%	1.18%	1.80%	2.36%
Portfolio Turnover Rate[3]	36%	36%	33%	28%	29%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
30

Intermediate-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.35	$23.04	$23.78	$22.68	$21.13
Investment Operations
Net Investment Income[1]	.490	.283	.267	.416	.507
Net Realized and Unrealized Gain (Loss) on Investments	(.741)	(2.575)	(.577)	1.101	1.540
Total from Investment Operations	(.251)	(2.292)	(.310)	1.517	2.047
Distributions
Dividends from Net Investment Income	(.479)	(.274)	(.265)	(.417)	(.497)
Distributions from Realized Capital Gains	—	(.124)	(.165)	—	—
Total Distributions	(.479)	(.398)	(.430)	(.417)	(.497)
Net Asset Value, End of Period	$19.62	$20.35	$23.04	$23.78	$22.68
Total Return[2]	-1.24%	-10.05%	-1.31%	6.76%	9.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,165	$2,886	$2,646	$2,740	$1,887
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.46%	1.31%	1.15%	1.79%	2.34%
Portfolio Turnover Rate[4]	36%	36%	33%	28%	29%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Intermediate-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.26	$28.60	$29.51	$28.15	$26.23
Investment Operations
Net Investment Income[1]	.615	.355	.337	.527	.634
Net Realized and Unrealized Gain (Loss) on Investments	(.935)	(3.195)	(.709)	1.355	1.908
Total from Investment Operations	(.320)	(2.840)	(.372)	1.882	2.542
Distributions
Dividends from Net Investment Income	(.600)	(.346)	(.334)	(.522)	(.622)
Distributions from Realized Capital Gains	—	(.154)	(.204)	—	—
Total Distributions	(.600)	(.500)	(.538)	(.522)	(.622)
Net Asset Value, End of Period	$24.34	$25.26	$28.60	$29.51	$28.15
Total Return	-1.27%	-10.03%	-1.26%	6.76%	9.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,203	$1,700	$1,725	$1,558	$1,183
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%[2]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.49%	1.32%	1.17%	1.83%	2.36%
Portfolio Turnover Rate[3]	36%	36%	33%	28%	29%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Intermediate-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
33

Intermediate-Term Treasury Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $694,000, representing less than 0.01% of the fund’s net assets and 0.28% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $42,000 (an annual rate of less than 0.01% of average net assets).
34

Intermediate-Term Treasury Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	22,204,225	—	22,204,225
Temporary Cash Investments	76,200	—	—	76,200
Total	76,200	22,204,225	—	22,280,425
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	26,775
Total Distributable Earnings (Loss)	(26,775)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash
35

Intermediate-Term Treasury Index Fund
sales; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	41,118
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,565,764)
Capital Loss Carryforwards	(590,339)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,166)
Total	(2,116,151)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	438,832	171,935
Long-Term Capital Gains	—	75,472
Total	438,832	247,407
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	23,846,189
Gross Unrealized Appreciation	6,383
Gross Unrealized Depreciation	(1,572,147)
Net Unrealized Appreciation (Depreciation)	(1,565,764)
F.  During the year ended August 31, 2023, the fund purchased $17,106,141,000 of investment securities and sold $10,555,469,000 of investment securities, other than temporary cash investments. Purchases and sales include $9,552,413,000 and $3,863,068,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
36

Intermediate-Term Treasury Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	9,621,840	163,663	7,033,079	111,240
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,888,233)	(66,000)	(2,309,475)	(36,225)
Net Increase (Decrease)—ETF Shares	5,733,607	97,663	4,723,604	75,015
Admiral Shares
Issued	1,307,777	65,770	1,661,411	77,397
Issued in Lieu of Cash Distributions	64,124	3,227	42,941	1,980
Redeemed	(982,797)	(49,462)	(1,129,557)	(52,417)
Net Increase (Decrease)—Admiral Shares	389,104	19,535	574,795	26,960
Institutional Shares
Issued	846,843	34,426	737,363	27,430
Issued in Lieu of Cash Distributions	45,259	1,835	30,431	1,128
Redeemed	(322,885)	(13,101)	(571,915)	(21,578)
Net Increase (Decrease)—Institutional Shares	569,217	23,160	195,879	6,980
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
37

Long-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-9.70%	-1.88%	1.54%	$11,651
Long-Term Treasury Index Fund ETF Shares Market Price	-9.66	-1.87	1.54	11,655
Spliced Bloomberg U.S. Long Treasury Index	-9.69	-1.88	1.55	11,668
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Spliced Bloomberg U.S. Long Treasury Index: Bloomberg U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Long Treasury Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
38

Long-Term Treasury Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund Admiral Shares	-9.73%	-1.90%	1.53%	$11,634
Spliced Bloomberg U.S. Long Treasury Index	-9.69	-1.88	1.55	11,668
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Treasury Index Fund Institutional Shares	-9.68%	-1.88%	1.55%	$5,832,102
Spliced Bloomberg U.S. Long Treasury Index	-9.69	-1.88	1.55	5,834,117
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Long-Term Treasury Index Fund ETF Shares Market Price	-9.66%	-9.00%	16.55%
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-9.70	-9.05	16.51
Spliced Bloomberg U.S. Long Treasury Index	-9.69	-9.07	16.68
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
39

Long-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2023
10 - 15 Years	1.5%
15 - 20 Years	38.0
20 - 25 Years	20.8
Over 25 Years	39.7
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
40

Long-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (99.1%)
United States Treasury Note/Bond	4.500%	2/15/36	45,732	47,769
United States Treasury Note/Bond	4.750%	2/15/37	17,066	18,218
United States Treasury Note/Bond	5.000%	5/15/37	30,620	33,462
United States Treasury Note/Bond	4.375%	2/15/38	31,852	32,598
United States Treasury Note/Bond	4.500%	5/15/38	38,845	40,217
United States Treasury Note/Bond	3.500%	2/15/39	40,199	36,939
United States Treasury Note/Bond	4.250%	5/15/39	65,088	65,231
United States Treasury Note/Bond	4.500%	8/15/39	65,234	67,191
United States Treasury Note/Bond	4.375%	11/15/39	73,798	74,801
United States Treasury Note/Bond	4.625%	2/15/40	70,404	73,462
United States Treasury Note/Bond	1.125%	5/15/40	236,936	146,530
United States Treasury Note/Bond	4.375%	5/15/40	68,148	68,926
United States Treasury Note/Bond	1.125%	8/15/40	284,216	174,349
United States Treasury Note/Bond	3.875%	8/15/40	73,751	69,960
United States Treasury Note/Bond	1.375%	11/15/40	327,297	208,805
United States Treasury Note/Bond	4.250%	11/15/40	66,620	66,287
United States Treasury Note/Bond	1.875%	2/15/41	381,310	264,415
United States Treasury Note/Bond	4.750%	2/15/41	71,857	75,854
United States Treasury Note/Bond	2.250%	5/15/41	333,790	245,805
United States Treasury Note/Bond	4.375%	5/15/41	66,194	66,629
United States Treasury Note/Bond	1.750%	8/15/41	434,368	291,706
United States Treasury Note/Bond	3.750%	8/15/41	76,089	70,429
United States Treasury Note/Bond	2.000%	11/15/41	361,359	252,725
United States Treasury Note/Bond	3.125%	11/15/41	81,364	68,600
United States Treasury Note/Bond	2.375%	2/15/42	294,885	219,321
United States Treasury Note/Bond	3.125%	2/15/42	80,599	67,652
United States Treasury Note/Bond	3.000%	5/15/42	74,508	61,097
United States Treasury Note/Bond	3.250%	5/15/42	262,850	224,367
United States Treasury Note/Bond	2.750%	8/15/42	90,252	70,904
United States Treasury Note/Bond	3.375%	8/15/42	216,707	188,027
United States Treasury Note/Bond	2.750%	11/15/42	124,105	97,228
United States Treasury Note/Bond	4.000%	11/15/42	210,462	199,610
United States Treasury Note/Bond	3.125%	2/15/43	103,096	85,570
United States Treasury Note/Bond	3.875%	2/15/43	211,213	196,494
United States Treasury Note/Bond	2.875%	5/15/43	161,634	128,600
United States Treasury Note/Bond	3.875%	5/15/43	206,697	192,228
United States Treasury Note/Bond	3.625%	8/15/43	117,119	104,565
United States Treasury Note/Bond	4.375%	8/15/43	80,044	79,831
United States Treasury Note/Bond	3.750%	11/15/43	118,987	108,129
41

Long-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	3.625%	2/15/44	127,522	113,654
United States Treasury Note/Bond	3.375%	5/15/44	116,437	99,754
United States Treasury Note/Bond	3.125%	8/15/44	146,765	120,623
United States Treasury Note/Bond	3.000%	11/15/44	127,017	102,129
United States Treasury Note/Bond	2.500%	2/15/45	172,031	126,201
United States Treasury Note/Bond	3.000%	5/15/45	85,126	68,154
United States Treasury Note/Bond	2.875%	8/15/45	118,136	92,331
United States Treasury Note/Bond	3.000%	11/15/45	66,462	53,066
United States Treasury Note/Bond	2.500%	2/15/46	144,556	105,029
United States Treasury Note/Bond	2.500%	5/15/46	145,207	105,389
United States Treasury Note/Bond	2.250%	8/15/46	179,109	123,305
United States Treasury Note/Bond	2.875%	11/15/46	85,565	66,500
United States Treasury Note/Bond	3.000%	2/15/47	168,785	134,131
United States Treasury Note/Bond	3.000%	5/15/47	131,962	104,828
United States Treasury Note/Bond	2.750%	8/15/47	185,190	140,281
United States Treasury Note/Bond	2.750%	11/15/47	186,502	141,159
United States Treasury Note/Bond	3.000%	2/15/48	211,538	167,842
United States Treasury Note/Bond	3.125%	5/15/48	229,005	185,923
United States Treasury Note/Bond	3.000%	8/15/48	248,160	196,861
United States Treasury Note/Bond	3.375%	11/15/48	255,038	216,663
United States Treasury Note/Bond	3.000%	2/15/49	266,784	211,676
United States Treasury Note/Bond	2.875%	5/15/49	257,301	199,489
United States Treasury Note/Bond	2.250%	8/15/49	237,747	161,668
United States Treasury Note/Bond	2.375%	11/15/49	223,128	155,980
United States Treasury Note/Bond	2.000%	2/15/50	279,588	178,937
United States Treasury Note/Bond	1.250%	5/15/50	320,895	167,668
United States Treasury Note/Bond	1.375%	8/15/50	368,705	199,158
United States Treasury Note/Bond	1.625%	11/15/50	366,061	211,572
United States Treasury Note/Bond	1.875%	2/15/51	409,722	252,683
United States Treasury Note/Bond	2.375%	5/15/51	420,224	292,056
United States Treasury Note/Bond	2.000%	8/15/51	411,876	261,348
United States Treasury Note/Bond	1.875%	11/15/51	383,386	235,483
United States Treasury Note/Bond	2.250%	2/15/52	350,227	236,294
United States Treasury Note/Bond	2.875%	5/15/52	336,759	261,409
United States Treasury Note/Bond	3.000%	8/15/52	320,480	255,432
United States Treasury Note/Bond	4.000%	11/15/52	313,075	302,117
United States Treasury Note/Bond	3.625%	2/15/53	320,918	289,127
United States Treasury Note/Bond	3.625%	5/15/53	320,835	289,303
United States Treasury Note/Bond	4.125%	8/15/53	127,846	126,128
Total U.S. Government and Agency Obligations (Cost $13,998,053)				11,335,882
42

Long-Term Treasury Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund (Cost $111,453)	5.384%	1,114,657	111,454
Total Investments (100.1%) (Cost $14,109,506)				11,447,336
Other Assets and Liabilities—Net (-0.1%)				(9,552)
Net Assets (100%)				11,437,784
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Long-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $13,998,053)	11,335,882
Affiliated Issuers (Cost $111,453)	111,454
Total Investments in Securities	11,447,336
Investment in Vanguard	382
Receivables for Investment Securities Sold	132,597
Receivables for Accrued Income	69,117
Receivables for Capital Shares Issued	16,042
Total Assets	11,665,474
Liabilities
Due to Custodian	1,428
Payables for Investment Securities Purchased	206,439
Payables for Capital Shares Redeemed	18,815
Payables for Distributions	783
Payables to Vanguard	225
Total Liabilities	227,690
Net Assets	11,437,784
At August 31, 2023, net assets consisted of:

Paid-in Capital	14,880,415
Total Distributable Earnings (Loss)	(3,442,631)
Net Assets	11,437,784

ETF Shares—Net Assets
Applicable to 122,072,143 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,322,322
Net Asset Value Per Share—ETF Shares	$59.98

Admiral Shares—Net Assets
Applicable to 54,139,358 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,089,284
Net Asset Value Per Share—Admiral Shares	$20.12

Institutional Shares—Net Assets
Applicable to 118,507,718 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,026,178
Net Asset Value Per Share—Institutional Shares	$25.54
See accompanying Notes, which are an integral part of the Financial Statements.
44

Long-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	283,200
Total Income	283,200
Expenses
The Vanguard Group—Note B
Investment Advisory Services	194
Management and Administrative—ETF Shares	1,312
Management and Administrative—Admiral Shares	674
Management and Administrative—Institutional Shares	1,190
Marketing and Distribution—ETF Shares	287
Marketing and Distribution—Admiral Shares	63
Marketing and Distribution—Institutional Shares	115
Custodian Fees	47
Auditing Fees	40
Shareholders’ Reports—ETF Shares	203
Shareholders’ Reports—Admiral Shares	20
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	5
Other Expenses	20
Total Expenses	4,171
Expenses Paid Indirectly	(17)
Net Expenses	4,154
Net Investment Income	279,046
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(525,315)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(756,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,002,347)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $980,000, ($10,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($1,424,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
45

Long-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	279,046	157,575
Realized Net Gain (Loss)	(525,315)	(183,420)
Change in Unrealized Appreciation (Depreciation)	(756,078)	(1,918,080)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,002,347)	(1,943,925)
Distributions
ETF Shares	(144,706)	(71,135)
Admiral Shares	(34,189)	(33,426)
Institutional Shares	(86,373)	(48,139)
Total Distributions	(265,268)	(152,700)
Capital Share Transactions
ETF Shares	4,221,359	2,485,336
Admiral Shares	(94,992)	(145,223)
Institutional Shares	810,730	1,174,488
Net Increase (Decrease) from Capital Share Transactions	4,937,097	3,514,601
Total Increase (Decrease)	3,669,482	1,417,976
Net Assets
Beginning of Period	7,768,302	6,350,326
End of Period	11,437,784	7,768,302
See accompanying Notes, which are an integral part of the Financial Statements.
46

Long-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$68.45	$90.37	$98.93	$90.17	$74.33
Investment Operations
Net Investment Income[1]	2.008	1.718	1.645	1.915	2.115
Net Realized and Unrealized Gain (Loss) on Investments	(8.567)	(21.974)	(8.289)	8.772	15.798
Total from Investment Operations	(6.559)	(20.256)	(6.644)	10.687	17.913
Distributions
Dividends from Net Investment Income	(1.911)	(1.664)	(1.625)	(1.927)	(2.073)
Distributions from Realized Capital Gains	—	—	(.291)	—	—
Total Distributions	(1.911)	(1.664)	(1.916)	(1.927)	(2.073)
Net Asset Value, End of Period	$59.98	$68.45	$90.37	$98.93	$90.17
Total Return	-9.70%	-22.69%	-6.73%	12.02%	24.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,322	$3,813	$2,366	$2,138	$1,282
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.19%	2.19%	1.81%	2.03%	2.75%
Portfolio Turnover Rate[3]	20%	19%	22%	29%	16%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
47

Long-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.98	$30.35	$33.24	$30.28	$24.95
Investment Operations
Net Investment Income[1]	.659	.565	.545	.637	.706
Net Realized and Unrealized Gain (Loss) on Investments	(2.873)	(7.380)	(2.799)	2.955	5.316
Total from Investment Operations	(2.214)	(6.815)	(2.254)	3.592	6.022
Distributions
Dividends from Net Investment Income	(.646)	(.555)	(.538)	(.632)	(.692)
Distributions from Realized Capital Gains	—	—	(.098)	—	—
Total Distributions	(.646)	(.555)	(.636)	(.632)	(.692)
Net Asset Value, End of Period	$20.12	$22.98	$30.35	$33.24	$30.28
Total Return[2]	-9.73%	-22.69%	-6.78%	12.00%	24.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,089	$1,369	$1,947	$1,800	$1,053
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.10%	2.09%	1.79%	2.01%	2.73%
Portfolio Turnover Rate[4]	20%	19%	22%	29%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
48

Long-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.16	$38.52	$42.19	$38.43	$31.66
Investment Operations
Net Investment Income[1]	.847	.727	.699	.822	.902
Net Realized and Unrealized Gain (Loss) on Investments	(3.641)	(9.376)	(3.554)	3.748	6.753
Total from Investment Operations	(2.794)	(8.649)	(2.855)	4.570	7.655
Distributions
Dividends from Net Investment Income	(.826)	(.711)	(.691)	(.810)	(.885)
Distributions from Realized Capital Gains	—	—	(.124)	—	—
Total Distributions	(.826)	(.711)	(.815)	(.810)	(.885)
Net Asset Value, End of Period	$25.54	$29.16	$38.52	$42.19	$38.43
Total Return	-9.68%	-22.69%	-6.77%	12.03%	24.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,026	$2,586	$2,038	$1,234	$1,054
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%[2]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.14%	2.15%	1.82%	2.06%	2.75%
Portfolio Turnover Rate[3]	20%	19%	22%	29%	16%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
49

Long-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
50

Long-Term Treasury Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $382,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $17,000 (an annual rate of less than 0.01% of average net assets).
51

Long-Term Treasury Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	11,335,882	—	11,335,882
Temporary Cash Investments	111,454	—	—	111,454
Total	111,454	11,335,882	—	11,447,336
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(1,424)
Total Distributable Earnings (Loss)	1,424
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash
52

Long-Term Treasury Index Fund
sales; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	23,233
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(2,759,590)
Capital Loss Carryforwards	(705,491)
Qualified Late-Year Losses	—
Other Temporary Differences	(783)
Total	(3,442,631)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	265,268	152,700
Long-Term Capital Gains	—	—
Total	265,268	152,700
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	14,206,926
Gross Unrealized Appreciation	1,958
Gross Unrealized Depreciation	(2,761,548)
Net Unrealized Appreciation (Depreciation)	(2,759,590)
F.  During the year ended August 31, 2023, the fund purchased $7,798,523,000 of investment securities and sold $2,895,492,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,275,207,000 and $1,099,137,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
53

Long-Term Treasury Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	5,332,779	84,159	4,802,980	59,507
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,111,420)	(17,800)	(2,317,644)	(29,975)
Net Increase (Decrease)—ETF Shares	4,221,359	66,359	2,485,336	29,532
Admiral Shares
Issued	586,170	27,686	630,037	24,179
Issued in Lieu of Cash Distributions	26,126	1,235	21,430	814
Redeemed	(707,288)	(34,371)	(796,690)	(29,534)
Net Increase (Decrease)—Admiral Shares	(94,992)	(5,450)	(145,223)	(4,541)
Institutional Shares
Issued	1,131,496	41,642	1,496,186	44,963
Issued in Lieu of Cash Distributions	85,634	3,189	47,733	1,439
Redeemed	(406,400)	(14,995)	(369,431)	(10,630)
Net Increase (Decrease)—Institutional Shares	810,730	29,836	1,174,488	35,772
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
54

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund and Vanguard Long-Term Treasury Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund and Vanguard Long-Term Treasury Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
55

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Treasury Index Fund	666,015
Intermediate-Term Treasury Index Fund	459,962
Long-Term Treasury Index Fund	278,035
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Treasury Index Fund	100.0%
Intermediate-Term Treasury Index Fund	100.0
Long-Term Treasury Index Fund	100.0
The following percentages, or if significantly determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Treasury Index Fund	100.0%
Intermediate-Term Treasury Index Fund	100.0
Long-Term Treasury Index Fund	100.0
56

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
57

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
58

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program's operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
59

"Bloomberg®," Bloomberg U.S. Treasury 1–3 Year Index, Bloomberg U.S. Treasury 3–10 Year Index, and Bloomberg U.S. Long Treasury Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Treasury Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Treasury Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Treasury Index Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury 1–3 Year Index, Bloomberg U.S. 3–10 Year Index, and Bloomberg U.S. Long Treasury Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Treasury Index Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Treasury Index Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Treasury Index Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Treasury Index Funds customers, in connection with the administration, marketing or trading of the Treasury Index Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TREASURY INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TREASURY INDEX FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
60

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16420 102023

Annual Report  |  August 31, 2023
Vanguard Corporate Bond Index Funds
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund's Expenses	2
Short-Term Corporate Bond Index Fund	4
Intermediate-Term Corporate Bond Index Fund	39
Long-Term Corporate Bond Index Fund	69
Trustees Approve Advisory Arrangements	107
Liquidity Risk Management	108
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, returns for the three Vanguard Corporate Bond Index Funds ranged from –2.26% for Institutional Shares of the Long-Term Corporate Bond Index Fund to 2.23% for ETF Shares of the Short-Term Corporate Bond Index Fund (based on net asset value). All three funds closely tracked their expense-free target indexes.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors, including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 3.19% to 4.11%, and corporate bonds outperformed both Treasuries and mortgage-backed securities.
•	By maturity, shorter-term corporates outpaced their longer-term counterparts. By credit quality, lower-quality bonds did the best.
•	By sector, bonds issued by financial institutions and industrial companies outperformed those of utilities.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
Except for ETF Shares, any returns cited for the Intermediate-Term Corporate Bond Index Fund or Long-Term Corporate Bond Index Fund reflect purchase fees.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,021.50	$0.20
Admiral™ Shares	1,000.00	1,021.30	0.36
Institutional Shares	1,000.00	1,021.60	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,023.30	$0.20
Admiral Shares	1,000.00	1,023.30	0.36
Institutional Shares	1,000.00	1,023.40	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,016.30	$0.20
Admiral Shares	1,000.00	1,016.40	0.36
Institutional Shares	1,000.00	1,016.00	0.25
Based on Hypothetical 5% Yearly Return
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Long-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	2.23%	1.72%	1.86%	$12,021
Short-Term Corporate Bond Index Fund ETF Shares Market Price	2.40	1.71	1.83	11,989
Bloomberg U.S. 1–5 Year Corporate Bond Index	2.26	1.80	1.96	12,137
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Bloomberg U.S. 1–5 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund Admiral Shares	2.17%	1.70%	1.84%	$12,002
Bloomberg U.S. 1–5 Year Corporate Bond Index	2.26	1.80	1.96	12,137
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Corporate Bond Index Fund Institutional Shares	2.22%	1.72%	1.87%	$6,016,590
Bloomberg U.S. 1–5 Year Corporate Bond Index	2.26	1.80	1.96	6,068,443
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Short-Term Corporate Bond Index Fund ETF Shares Market Price	2.40%	8.84%	19.89%
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	2.23	8.92	20.21
Bloomberg U.S. 1–5 Year Corporate Bond Index	2.26	9.35	21.37
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.

Short-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2023
Corporate Bonds – Communications	5.0%
Corporate Bonds – Consumer Discretionary	6.8
Corporate Bonds – Consumer Staples	5.5
Corporate Bonds – Energy	5.3
Corporate Bonds – Financials	43.1
Corporate Bonds – Health Care	8.3
Corporate Bonds – Industrials	6.2
Corporate Bonds – Materials	1.9
Corporate Bonds – Real Estate	3.9
Corporate Bonds – Technology	7.8
Corporate Bonds – Utilities	5.8
U.S. Government and Agency Obligations	0.4
The table reflects the fund's investments, except for temporary cash investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Short-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.4%)
U.S. Government Securities (0.4%)
[1]	United States Treasury Note/Bond	5.000%	8/31/25	5,000	5,014
	United States Treasury Note/Bond	4.125%	7/31/28	33,275	33,083
	United States Treasury Note/Bond	4.375%	8/31/28	150,000	150,914
Total U.S. Government and Agency Obligations (Cost $189,010)					189,011
Corporate Bonds (98.4%)
Communications (4.9%)
	Activision Blizzard Inc.	3.400%	9/15/26	19,358	18,496
	Activision Blizzard Inc.	3.400%	6/15/27	4,308	4,072
	Alphabet Inc.	0.450%	8/15/25	13,297	12,202
	Alphabet Inc.	1.998%	8/15/26	46,925	43,429
	Alphabet Inc.	0.800%	8/15/27	8,813	7,642
	AT&T Inc.	3.875%	1/15/26	23,255	22,405
	AT&T Inc.	5.539%	2/20/26	19,924	19,886
	AT&T Inc.	1.700%	3/25/26	61,811	56,346
	AT&T Inc.	2.950%	7/15/26	5,112	4,770
	AT&T Inc.	3.800%	2/15/27	4,685	4,457
	AT&T Inc.	4.250%	3/1/27	29,658	28,569
	AT&T Inc.	2.300%	6/1/27	49,321	44,155
	AT&T Inc.	1.650%	2/1/28	39,855	34,066
[2]	AT&T Inc.	4.100%	2/15/28	29,910	28,377
	Baidu Inc.	3.875%	9/29/23	9,959	9,945
	Baidu Inc.	3.075%	4/7/25	18,051	17,310
	Baidu Inc.	4.125%	6/30/25	5,850	5,681
	Baidu Inc.	1.720%	4/9/26	5,974	5,412
	Baidu Inc.	1.625%	2/23/27	3,171	2,797
	Baidu Inc.	3.625%	7/6/27	12,260	11,516
	Baidu Inc.	4.375%	3/29/28	8,671	8,313
	Booking Holdings Inc.	3.650%	3/15/25	7,763	7,572
	Booking Holdings Inc.	3.600%	6/1/26	12,847	12,345
	Booking Holdings Inc.	3.550%	3/15/28	7,389	6,972
	Charter Communications Operating LLC	4.908%	7/23/25	79,442	78,021
	Charter Communications Operating LLC	3.750%	2/15/28	41,695	38,116
	Comcast Corp.	3.375%	8/15/25	10,759	10,400
	Comcast Corp.	3.950%	10/15/25	63,597	61,936
	Comcast Corp.	3.150%	3/1/26	28,627	27,338
	Comcast Corp.	2.350%	1/15/27	28,869	26,471
	Comcast Corp.	3.300%	2/1/27	35,750	33,799
	Comcast Corp.	3.300%	4/1/27	13,501	12,736
	Comcast Corp.	5.350%	11/15/27	31,740	32,183
	Comcast Corp.	3.150%	2/15/28	19,564	18,158
	Comcast Corp.	3.550%	5/1/28	17,804	16,807
	Discovery Communications LLC	3.900%	11/15/24	12,823	12,487
	Discovery Communications LLC	3.450%	3/15/25	7,919	7,620
	Discovery Communications LLC	3.950%	6/15/25	9,228	8,926
	Discovery Communications LLC	4.900%	3/11/26	7,426	7,295
	Discovery Communications LLC	3.950%	3/20/28	36,583	34,012
	Electronic Arts Inc.	4.800%	3/1/26	12,640	12,500
	Expedia Group Inc.	5.000%	2/15/26	21,968	21,698
	Expedia Group Inc.	4.625%	8/1/27	13,055	12,654
	FactSet Research Systems Inc.	2.900%	3/1/27	11,082	10,219
	Fox Corp.	3.050%	4/7/25	9,315	8,956
	Meta Platforms Inc.	3.500%	8/15/27	48,240	45,956
	Meta Platforms Inc.	4.600%	5/15/28	30,431	30,144
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Netflix Inc.	4.375%	11/15/26	18,463	17,952
	Netflix Inc.	4.875%	4/15/28	30,408	29,971
	Netflix Inc.	5.875%	11/15/28	7,717	7,936
	Omnicom Group Inc.	3.650%	11/1/24	16,546	16,161
	Omnicom Group Inc.	3.600%	4/15/26	18,205	17,415
	Paramount Global	4.750%	5/15/25	12,737	12,483
	Paramount Global	4.000%	1/15/26	10,703	10,276
	Paramount Global	2.900%	1/15/27	17,644	15,899
	Paramount Global	3.375%	2/15/28	6,145	5,453
	Paramount Global	3.700%	6/1/28	8,520	7,628
	Rogers Communications Inc.	2.950%	3/15/25	13,699	13,057
	Rogers Communications Inc.	3.625%	12/15/25	19,381	18,443
	Rogers Communications Inc.	2.900%	11/15/26	3,475	3,200
	Rogers Communications Inc.	3.200%	3/15/27	15,505	14,322
	Sprint Capital Corp.	6.875%	11/15/28	5,307	5,607
	Sprint LLC	7.875%	9/15/23	8,000	8,005
	Sprint LLC	7.625%	2/15/25	21,703	22,136
	Sprint LLC	7.625%	3/1/26	16,729	17,346
	Take-Two Interactive Software Inc.	3.550%	4/14/25	15,631	15,111
	Take-Two Interactive Software Inc.	5.000%	3/28/26	14,858	14,681
	Take-Two Interactive Software Inc.	3.700%	4/14/27	6,578	6,233
	Take-Two Interactive Software Inc.	4.950%	3/28/28	10,060	9,908
	TCI Communications Inc.	7.875%	2/15/26	11,342	12,009
	Telefonica Emisiones SA	4.103%	3/8/27	30,165	28,713
	TELUS Corp.	2.800%	2/16/27	11,192	10,370
	Tencent Music Entertainment Group	1.375%	9/3/25	3,702	3,391
	Thomson Reuters Corp.	3.350%	5/15/26	4,840	4,598
	T-Mobile USA Inc.	3.500%	4/15/25	61,599	59,552
	T-Mobile USA Inc.	1.500%	2/15/26	22,084	20,106
	T-Mobile USA Inc.	2.250%	2/15/26	9,964	9,221
	T-Mobile USA Inc.	2.625%	4/15/26	24,225	22,510
	T-Mobile USA Inc.	3.750%	4/15/27	70,884	67,127
	T-Mobile USA Inc.	5.375%	4/15/27	8,275	8,256
	T-Mobile USA Inc.	4.750%	2/1/28	24,085	23,411
	T-Mobile USA Inc.	2.050%	2/15/28	53,929	47,082
	T-Mobile USA Inc.	4.950%	3/15/28	8,540	8,415
	T-Mobile USA Inc.	4.800%	7/15/28	12,435	12,160
[2]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	17,844	17,129
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	22,608	21,524
[2]	TWDC Enterprises 18 Corp.	1.850%	7/30/26	18,207	16,675
[2]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	6,240	5,852
	Verizon Communications Inc.	3.376%	2/15/25	16,615	16,115
	Verizon Communications Inc.	0.850%	11/20/25	34,024	30,852
	Verizon Communications Inc.	1.450%	3/20/26	38,990	35,361
	Verizon Communications Inc.	2.625%	8/15/26	33,412	31,117
	Verizon Communications Inc.	4.125%	3/16/27	53,030	51,071
	Verizon Communications Inc.	3.000%	3/22/27	23,877	22,196
	Verizon Communications Inc.	2.100%	3/22/28	58,544	51,163
	Vodafone Group plc	4.125%	5/30/25	12,073	11,798
	Vodafone Group plc	4.375%	5/30/28	13,060	12,815
	Walt Disney Co.	3.700%	9/15/24	5,751	5,644
	Walt Disney Co.	3.350%	3/24/25	33,268	32,289
	Walt Disney Co.	3.700%	10/15/25	11,959	11,608
	Walt Disney Co.	1.750%	1/13/26	24,308	22,491
	Walt Disney Co.	3.375%	11/15/26	4,613	4,382
	Walt Disney Co.	3.700%	3/23/27	4,469	4,305
	Walt Disney Co.	2.200%	1/13/28	6,649	5,986
	Warnermedia Holdings Inc.	3.638%	3/15/25	32,385	31,334

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Warnermedia Holdings Inc.	3.788%	3/15/25	6,873	6,644
	Warnermedia Holdings Inc.	3.755%	3/15/27	71,048	66,599
	WPP Finance 2010	3.750%	9/19/24	8,415	8,182
					2,134,443
Consumer Discretionary (6.7%)
	Advance Auto Parts Inc.	5.950%	3/9/28	5,521	5,461
	Alibaba Group Holding Ltd.	3.600%	11/28/24	35,846	34,918
	Alibaba Group Holding Ltd.	3.400%	12/6/27	44,130	40,995
	Amazon.com Inc.	0.450%	5/12/24	63,450	61,306
	Amazon.com Inc.	4.700%	11/29/24	9,119	9,057
	Amazon.com Inc.	3.800%	12/5/24	6,585	6,467
	Amazon.com Inc.	3.000%	4/13/25	17,552	16,992
	Amazon.com Inc.	0.800%	6/3/25	37,808	35,104
	Amazon.com Inc.	4.600%	12/1/25	11,749	11,666
	Amazon.com Inc.	5.200%	12/3/25	9,386	9,417
	Amazon.com Inc.	1.000%	5/12/26	41,301	37,315
	Amazon.com Inc.	3.300%	4/13/27	67,438	64,185
	Amazon.com Inc.	1.200%	6/3/27	21,960	19,330
	Amazon.com Inc.	3.150%	8/22/27	64,567	60,719
	Amazon.com Inc.	4.550%	12/1/27	47,688	47,477
	Amazon.com Inc.	1.650%	5/12/28	30,893	26,985
[2]	American Honda Finance Corp.	3.550%	1/12/24	18,853	18,702
[2]	American Honda Finance Corp.	2.150%	9/10/24	22,093	21,327
[2]	American Honda Finance Corp.	4.600%	4/17/25	14,365	14,181
[2]	American Honda Finance Corp.	1.200%	7/8/25	4,765	4,417
[2]	American Honda Finance Corp.	1.000%	9/10/25	11,006	10,089
[2]	American Honda Finance Corp.	5.250%	7/7/26	9,854	9,870
[2]	American Honda Finance Corp.	1.300%	9/9/26	7,026	6,269
[2]	American Honda Finance Corp.	2.300%	9/9/26	14,849	13,649
[2]	American Honda Finance Corp.	2.350%	1/8/27	26,042	23,834
[2]	American Honda Finance Corp.	2.000%	3/24/28	16,203	14,176
[2]	American Honda Finance Corp.	5.125%	7/7/28	24,373	24,396
	Aptiv plc	2.396%	2/18/25	12,442	11,847
	AutoNation Inc.	3.500%	11/15/24	2,391	2,316
	AutoNation Inc.	4.500%	10/1/25	10,572	10,243
	AutoNation Inc.	3.800%	11/15/27	5,458	5,033
	AutoZone Inc.	3.250%	4/15/25	4,835	4,663
	AutoZone Inc.	3.625%	4/15/25	6,596	6,397
	AutoZone Inc.	3.125%	4/21/26	12,032	11,411
	AutoZone Inc.	5.050%	7/15/26	7,845	7,793
	AutoZone Inc.	3.750%	6/1/27	12,462	11,863
	AutoZone Inc.	4.500%	2/1/28	12,934	12,583
	Block Financial LLC	5.250%	10/1/25	6,841	6,740
	BorgWarner Inc.	3.375%	3/15/25	12,142	11,719
	BorgWarner Inc.	2.650%	7/1/27	23,221	21,042
	Darden Restaurants Inc.	3.850%	5/1/27	9,378	8,897
	DR Horton Inc.	2.500%	10/15/24	7,210	6,952
	DR Horton Inc.	2.600%	10/15/25	17,009	15,974
	DR Horton Inc.	1.300%	10/15/26	10,061	8,870
	DR Horton Inc.	1.400%	10/15/27	5,868	5,037
	eBay Inc.	1.900%	3/11/25	24,965	23,646
	eBay Inc.	5.900%	11/22/25	3,550	3,578
	eBay Inc.	1.400%	5/10/26	14,674	13,227
	eBay Inc.	3.600%	6/5/27	6,016	5,677
	eBay Inc.	5.950%	11/22/27	3,414	3,498
	Fortune Brands Innovations Inc.	4.000%	6/15/25	9,598	9,285
	General Motors Co.	4.000%	4/1/25	13,768	13,389
	General Motors Co.	6.125%	10/1/25	38,116	38,298
	General Motors Co.	4.200%	10/1/27	11,174	10,530
	General Motors Co.	6.800%	10/1/27	25,479	26,266
	General Motors Financial Co. Inc.	1.200%	10/15/24	29,718	28,195
	General Motors Financial Co. Inc.	3.500%	11/7/24	24,913	24,197
	General Motors Financial Co. Inc.	4.000%	1/15/25	7,303	7,100
	General Motors Financial Co. Inc.	2.900%	2/26/25	39,990	38,200
	General Motors Financial Co. Inc.	3.800%	4/7/25	11,213	10,833
	General Motors Financial Co. Inc.	4.350%	4/9/25	39,099	38,180
	General Motors Financial Co. Inc.	2.750%	6/20/25	31,477	29,735
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	4.300%	7/13/25	5,095	4,949
	General Motors Financial Co. Inc.	1.250%	1/8/26	10,494	9,426
	General Motors Financial Co. Inc.	5.250%	3/1/26	7,122	7,017
	General Motors Financial Co. Inc.	5.400%	4/6/26	21,043	20,785
	General Motors Financial Co. Inc.	1.500%	6/10/26	9,937	8,821
	General Motors Financial Co. Inc.	4.000%	10/6/26	12,212	11,540
	General Motors Financial Co. Inc.	4.350%	1/17/27	46,179	43,936
	General Motors Financial Co. Inc.	2.350%	2/26/27	20,628	18,342
	General Motors Financial Co. Inc.	5.000%	4/9/27	49,941	48,639
	General Motors Financial Co. Inc.	2.700%	8/20/27	4,652	4,137
	General Motors Financial Co. Inc.	6.000%	1/9/28	28,900	28,966
	General Motors Financial Co. Inc.	5.800%	6/23/28	36,755	36,447
	Genuine Parts Co.	1.750%	2/1/25	8,326	7,870
	Harley-Davidson Inc.	3.500%	7/28/25	8,765	8,414
	Hasbro Inc.	3.000%	11/19/24	12,778	12,354
	Hasbro Inc.	3.550%	11/19/26	19,881	18,684
	Home Depot Inc.	2.700%	4/15/25	5,810	5,582
	Home Depot Inc.	3.350%	9/15/25	15,199	14,682
	Home Depot Inc.	4.000%	9/15/25	7,875	7,713
	Home Depot Inc.	3.000%	4/1/26	24,098	23,017
	Home Depot Inc.	2.125%	9/15/26	16,316	15,047
	Home Depot Inc.	2.500%	4/15/27	39,558	36,558
	Home Depot Inc.	2.875%	4/15/27	13,840	12,976
	Home Depot Inc.	2.800%	9/14/27	33,961	31,536
	Home Depot Inc.	1.500%	9/15/28	6,875	5,869
	Honda Motor Co. Ltd.	2.271%	3/10/25	20,454	19,550
	Honda Motor Co. Ltd.	2.534%	3/10/27	32,724	30,085
	Hyatt Hotels Corp.	1.800%	10/1/24	2,580	2,469
	Hyatt Hotels Corp.	5.375%	4/23/25	14,770	14,642
	Hyatt Hotels Corp.	4.850%	3/15/26	13,391	13,120
	Hyatt Hotels Corp.	5.750%	1/30/27	5,585	5,597
	JD.com Inc.	3.875%	4/29/26	8,803	8,425
	Leggett & Platt Inc.	3.800%	11/15/24	4,846	4,722
	Leggett & Platt Inc.	3.500%	11/15/27	9,213	8,494
	Leland Stanford Junior University	1.289%	6/1/27	7,554	6,687
	Lennar Corp.	4.875%	12/15/23	14,782	14,729
	Lennar Corp.	4.750%	5/30/25	7,613	7,474
	Lennar Corp.	5.250%	6/1/26	4,690	4,667
	Lennar Corp.	5.000%	6/15/27	4,634	4,562
	Lennar Corp.	4.750%	11/29/27	8,388	8,129
[3]	LKQ Corp.	5.750%	6/15/28	14,310	14,197
	Lowe's Cos. Inc.	3.125%	9/15/24	3,551	3,466
	Lowe's Cos. Inc.	4.000%	4/15/25	6,688	6,538
	Lowe's Cos. Inc.	4.400%	9/8/25	19,769	19,427
	Lowe's Cos. Inc.	3.375%	9/15/25	11,863	11,388
	Lowe's Cos. Inc.	2.500%	4/15/26	8,167	7,630
	Lowe's Cos. Inc.	3.350%	4/1/27	21,954	20,656
	Lowe's Cos. Inc.	3.100%	5/3/27	45,146	42,031
	Lowe's Cos. Inc.	1.300%	4/15/28	17,605	14,881
	Magna International Inc.	4.150%	10/1/25	4,129	4,012
	Marriott International Inc.	3.750%	3/15/25	5,944	5,768
[2]	Marriott International Inc.	5.750%	5/1/25	11,441	11,460
	Marriott International Inc.	3.750%	10/1/25	6,148	5,927
[2]	Marriott International Inc.	3.125%	6/15/26	6,259	5,879
	Marriott International Inc.	5.000%	10/15/27	18,395	18,209
[2]	Marriott International Inc.	4.000%	4/15/28	10,295	9,669
	Masco Corp.	3.500%	11/15/27	6,183	5,748
	Masco Corp.	1.500%	2/15/28	4,658	3,967
[2]	McDonald's Corp.	3.375%	5/26/25	15,815	15,312
[2]	McDonald's Corp.	3.300%	7/1/25	23,529	22,743
[2]	McDonald's Corp.	1.450%	9/1/25	4,663	4,331
[2]	McDonald's Corp.	3.700%	1/30/26	35,251	34,093
[2]	McDonald's Corp.	3.500%	3/1/27	17,795	16,935
[2]	McDonald's Corp.	3.500%	7/1/27	13,665	12,970
[2]	McDonald's Corp.	3.800%	4/1/28	15,725	15,032
	McDonald's Corp.	4.800%	8/14/28	15,020	14,944

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Mercedes-Benz Finance North America LLC	0.750%	3/1/24	5,000	4,879
	NIKE Inc.	2.375%	11/1/26	20,128	18,644
	NIKE Inc.	2.750%	3/27/27	33,726	31,506
	O'Reilly Automotive Inc.	3.550%	3/15/26	16,782	16,077
	O'Reilly Automotive Inc.	3.600%	9/1/27	15,591	14,767
	Owens Corning	4.200%	12/1/24	7,116	6,973
	Owens Corning	3.400%	8/15/26	9,696	9,159
	PulteGroup Inc.	5.500%	3/1/26	10,420	10,401
	PulteGroup Inc.	5.000%	1/15/27	7,413	7,305
	PVH Corp.	4.625%	7/10/25	7,777	7,522
	Ralph Lauren Corp.	3.750%	9/15/25	8,654	8,382
	Ross Stores Inc.	4.600%	4/15/25	16,350	16,057
	Ross Stores Inc.	0.875%	4/15/26	3,732	3,330
	Sands China Ltd.	5.375%	8/8/25	31,640	30,656
	Sands China Ltd.	4.300%	1/8/26	14,265	13,363
	Sands China Ltd.	2.800%	3/8/27	12,200	10,622
	Sands China Ltd.	5.650%	8/8/28	21,295	20,096
	Snap-on Inc.	3.250%	3/1/27	2,641	2,495
	Stanley Black & Decker Inc.	3.400%	3/1/26	5,513	5,236
[2]	Stanley Black & Decker Inc.	4.000%	3/15/60	14,624	11,533
	Starbucks Corp.	3.800%	8/15/25	28,633	27,845
	Starbucks Corp.	4.750%	2/15/26	11,077	10,977
	Starbucks Corp.	2.450%	6/15/26	9,694	9,043
	Starbucks Corp.	2.000%	3/12/27	5,051	4,557
	Starbucks Corp.	3.500%	3/1/28	10,367	9,727
	Tapestry Inc.	4.125%	7/15/27	9,131	8,526
	TJX Cos. Inc.	2.250%	9/15/26	12,874	11,871
	Toll Brothers Finance Corp.	4.875%	11/15/25	11,160	10,920
	Toll Brothers Finance Corp.	4.350%	2/15/28	8,040	7,544
	Toyota Motor Corp.	1.339%	3/25/26	5,115	4,659
	Toyota Motor Corp.	5.275%	7/13/26	9,285	9,334
	Toyota Motor Corp.	5.118%	7/13/28	12,800	12,924
	Toyota Motor Corp.	2.760%	7/2/29	7,438	6,681
	Toyota Motor Credit Corp.	3.350%	1/8/24	7,691	7,625
	Toyota Motor Credit Corp.	0.625%	9/13/24	18,459	17,569
[2]	Toyota Motor Credit Corp.	4.400%	9/20/24	27,498	27,198
[2]	Toyota Motor Credit Corp.	2.000%	10/7/24	10,318	9,939
	Toyota Motor Credit Corp.	4.800%	1/10/25	14,986	14,890
[2]	Toyota Motor Credit Corp.	1.450%	1/13/25	14,305	13,581
[2]	Toyota Motor Credit Corp.	1.800%	2/13/25	47,853	45,491
[2]	Toyota Motor Credit Corp.	3.000%	4/1/25	35,902	34,651
[2]	Toyota Motor Credit Corp.	3.400%	4/14/25	17,385	16,882
	Toyota Motor Credit Corp.	3.950%	6/30/25	17,445	17,040
[2]	Toyota Motor Credit Corp.	0.800%	10/16/25	16,003	14,595
[2]	Toyota Motor Credit Corp.	0.800%	1/9/26	8,406	7,617
	Toyota Motor Credit Corp.	4.450%	5/18/26	15,144	14,936
[2]	Toyota Motor Credit Corp.	1.125%	6/18/26	28,420	25,541
[2]	Toyota Motor Credit Corp.	5.000%	8/14/26	4,365	4,364
[2]	Toyota Motor Credit Corp.	3.200%	1/11/27	31,353	29,593
[2]	Toyota Motor Credit Corp.	1.900%	1/13/27	13,321	12,050
[2]	Toyota Motor Credit Corp.	3.050%	3/22/27	7,484	7,023
[2]	Toyota Motor Credit Corp.	1.150%	8/13/27	11,409	9,870
[2]	Toyota Motor Credit Corp.	4.550%	9/20/27	24,115	23,747
	Toyota Motor Credit Corp.	5.450%	11/10/27	22,128	22,534
	Toyota Motor Credit Corp.	4.625%	1/12/28	2,634	2,608
[2]	Toyota Motor Credit Corp.	1.900%	4/6/28	13,602	12,001
	VF Corp.	2.400%	4/23/25	10,218	9,644
	VF Corp.	2.800%	4/23/27	9,432	8,567
	Whirlpool Corp.	3.700%	5/1/25	6,070	5,885
[2]	Yale University	0.873%	4/15/25	10,906	10,183
					2,894,625
Consumer Staples (5.4%)
	Altria Group Inc.	2.350%	5/6/25	17,541	16,618
	Altria Group Inc.	4.400%	2/14/26	13,544	13,247
	Altria Group Inc.	2.625%	9/16/26	4,989	4,626
[2]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	49,840	48,163
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	51,285	49,378
Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	19,950	19,769
Archer-Daniels-Midland Co.	2.500%	8/11/26	15,444	14,498
Avery Dennison Corp.	4.875%	12/6/28	10,242	10,011
BAT Capital Corp.	2.789%	9/6/24	8,029	7,790
BAT Capital Corp.	3.215%	9/6/26	19,400	18,112
BAT Capital Corp.	4.700%	4/2/27	15,181	14,716
BAT Capital Corp.	3.557%	8/15/27	15,454	14,332
BAT Capital Corp.	2.259%	3/25/28	35,956	30,943
BAT International Finance plc	1.668%	3/25/26	34,796	31,514
BAT International Finance plc	4.448%	3/16/28	19,141	18,156
BAT International Finance plc	5.931%	2/2/29	5,000	4,980
Brown-Forman Corp.	3.500%	4/15/25	5,729	5,561
Bunge Ltd. Finance Corp.	1.630%	8/17/25	9,369	8,676
Bunge Ltd. Finance Corp.	3.250%	8/15/26	22,501	21,183
Campbell Soup Co.	3.950%	3/15/25	23,627	23,014
Campbell Soup Co.	3.300%	3/19/25	6,861	6,615
Campbell Soup Co.	4.150%	3/15/28	24,460	23,289
Church & Dwight Co. Inc.	3.150%	8/1/27	8,160	7,677
Clorox Co.	3.100%	10/1/27	5,982	5,531
Clorox Co.	4.400%	5/1/29	7,183	6,951
Coca-Cola Co.	1.750%	9/6/24	17,696	17,059
Coca-Cola Co.	3.375%	3/25/27	25,559	24,466
Coca-Cola Co.	2.900%	5/25/27	6,089	5,724
Coca-Cola Co.	1.450%	6/1/27	36,423	32,521
Coca-Cola Consolidated Inc.	3.800%	11/25/25	7,340	7,100
Colgate-Palmolive Co.	4.800%	3/2/26	10,847	10,858
Colgate-Palmolive Co.	3.100%	8/15/27	16,813	15,986
Colgate-Palmolive Co.	4.600%	3/1/28	9,655	9,688
Conagra Brands Inc.	4.300%	5/1/24	15,826	15,652
Conagra Brands Inc.	4.600%	11/1/25	26,199	25,644
Conagra Brands Inc.	1.375%	11/1/27	7,360	6,251
Constellation Brands Inc.	4.750%	11/15/24	6,893	6,824
Constellation Brands Inc.	4.400%	11/15/25	13,880	13,579
Constellation Brands Inc.	4.750%	12/1/25	9,931	9,780
Constellation Brands Inc.	5.000%	2/2/26	4,451	4,393
Constellation Brands Inc.	3.700%	12/6/26	12,590	11,980
Constellation Brands Inc.	3.500%	5/9/27	21,653	20,369
Constellation Brands Inc.	4.350%	5/9/27	15,245	14,754
Constellation Brands Inc.	3.600%	2/15/28	4,354	4,061
Constellation Brands Inc.	4.650%	11/15/28	4,720	4,587
Costco Wholesale Corp.	2.750%	5/18/24	24,732	24,238
Costco Wholesale Corp.	3.000%	5/18/27	14,388	13,591
Costco Wholesale Corp.	1.375%	6/20/27	33,146	29,302
Diageo Capital plc	2.125%	10/24/24	3,126	3,008
Diageo Capital plc	1.375%	9/29/25	17,033	15,726
Diageo Capital plc	5.300%	10/24/27	21,830	22,106
Diageo Capital plc	3.875%	5/18/28	2,940	2,829
Diageo Capital plc	2.375%	10/24/29	5,000	4,320
Dollar General Corp.	4.250%	9/20/24	25,240	24,807
Dollar General Corp.	4.150%	11/1/25	8,899	8,654
Dollar General Corp.	3.875%	4/15/27	9,472	9,040
Dollar General Corp.	4.625%	11/1/27	14,185	13,828
Dollar General Corp.	4.125%	5/1/28	9,528	9,058
Dollar General Corp.	5.200%	7/5/28	6,575	6,511
Dollar Tree Inc.	4.000%	5/15/25	21,829	21,184
Dollar Tree Inc.	4.200%	5/15/28	21,809	20,682
Estee Lauder Cos. Inc.	2.000%	12/1/24	15,557	14,927
Estee Lauder Cos. Inc.	3.150%	3/15/27	7,057	6,675
Estee Lauder Cos. Inc.	4.375%	5/15/28	12,350	12,051
Flowers Foods Inc.	3.500%	10/1/26	6,959	6,537
General Mills Inc.	4.000%	4/17/25	16,925	16,494
General Mills Inc.	3.200%	2/10/27	17,805	16,735
General Mills Inc.	4.200%	4/17/28	29,832	28,626
Haleon UK Capital plc	3.125%	3/24/25	24,716	23,764

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Haleon US Capital LLC	3.375%	3/24/27	26,371	24,793
	Haleon US Capital LLC	3.375%	3/24/29	6,278	5,739
	Hershey Co.	2.050%	11/15/24	2,941	2,831
	Hershey Co.	0.900%	6/1/25	5,636	5,232
	Hershey Co.	3.200%	8/21/25	2,433	2,349
	Hershey Co.	2.300%	8/15/26	2,902	2,716
	Hershey Co.	4.250%	5/4/28	4,600	4,537
	Hormel Foods Corp.	1.700%	6/3/28	13,141	11,370
	Ingredion Inc.	3.200%	10/1/26	9,874	9,317
	J M Smucker Co.	3.500%	3/15/25	10,539	10,213
	J M Smucker Co.	3.375%	12/15/27	3,228	3,015
	JBS USA LUX SA	2.500%	1/15/27	26,852	24,141
	JBS USA LUX SA	5.125%	2/1/28	11,685	11,358
	Kellogg Co.	2.650%	12/1/23	12,172	12,074
	Kellogg Co.	3.250%	4/1/26	3,975	3,782
	Kellogg Co.	4.300%	5/15/28	6,799	6,537
[3]	Kenvue Inc.	5.500%	3/22/25	13,310	13,351
[3]	Kenvue Inc.	5.350%	3/22/26	9,420	9,467
[3]	Kenvue Inc.	5.050%	3/22/28	24,875	24,937
	Keurig Dr Pepper Inc.	3.130%	12/15/23	8,800	8,731
	Keurig Dr Pepper Inc.	4.417%	5/25/25	3,433	3,365
	Keurig Dr Pepper Inc.	3.400%	11/15/25	10,831	10,360
	Keurig Dr Pepper Inc.	2.550%	9/15/26	11,831	10,920
	Keurig Dr Pepper Inc.	3.430%	6/15/27	3,533	3,317
	Keurig Dr Pepper Inc.	4.597%	5/25/28	25,000	24,390
	Kimberly-Clark Corp.	3.050%	8/15/25	7,135	6,862
	Kimberly-Clark Corp.	2.750%	2/15/26	2,234	2,129
	Kraft Heinz Foods Co.	3.000%	6/1/26	33,483	31,563
	Kraft Heinz Foods Co.	3.875%	5/15/27	34,203	32,672
	Kroger Co.	3.500%	2/1/26	4,127	3,942
	Kroger Co.	2.650%	10/15/26	21,634	20,008
	Kroger Co.	3.700%	8/1/27	2,999	2,848
	McCormick & Co. Inc.	0.900%	2/15/26	2,319	2,087
	McCormick & Co. Inc.	3.400%	8/15/27	14,273	13,368
	Mead Johnson Nutrition Co.	4.125%	11/15/25	23,374	22,758
	Molson Coors Beverage Co.	3.000%	7/15/26	19,982	18,723
	Mondelez International Inc.	1.500%	5/4/25	8,792	8,223
	Mondelez International Inc.	2.625%	3/17/27	6,455	5,933
	Mondelez International Inc.	4.125%	5/7/28	161	156
	PepsiCo Inc.	2.250%	3/19/25	22,394	21,434
	PepsiCo Inc.	2.750%	4/30/25	26,393	25,382
	PepsiCo Inc.	3.500%	7/17/25	17,823	17,320
	PepsiCo Inc.	2.850%	2/24/26	22,660	21,577
	PepsiCo Inc.	2.375%	10/6/26	19,569	18,324
	PepsiCo Inc.	2.625%	3/19/27	18,061	16,830
	PepsiCo Inc.	3.000%	10/15/27	21,608	20,300
	PepsiCo Inc.	3.600%	2/18/28	6,798	6,512
	PepsiCo Inc.	4.450%	5/15/28	4,305	4,287
	Philip Morris International Inc.	2.875%	5/1/24	16,532	16,223
	Philip Morris International Inc.	3.250%	11/10/24	5,281	5,142
	Philip Morris International Inc.	5.125%	11/15/24	22,535	22,424
	Philip Morris International Inc.	1.500%	5/1/25	6,818	6,403
	Philip Morris International Inc.	3.375%	8/11/25	13,470	12,991
	Philip Morris International Inc.	5.000%	11/17/25	10,921	10,854
	Philip Morris International Inc.	4.875%	2/13/26	16,515	16,354
	Philip Morris International Inc.	2.750%	2/25/26	16,622	15,678
	Philip Morris International Inc.	0.875%	5/1/26	14,995	13,427
	Philip Morris International Inc.	5.125%	11/17/27	47,932	47,812
	Philip Morris International Inc.	4.875%	2/15/28	44,094	43,473
	Procter & Gamble Co.	0.550%	10/29/25	21,957	20,006
	Procter & Gamble Co.	2.700%	2/2/26	10,669	10,169
	Procter & Gamble Co.	2.450%	11/3/26	29,378	27,499
	Procter & Gamble Co.	1.900%	2/1/27	8,826	8,070
	Procter & Gamble Co.	2.800%	3/25/27	10,834	10,161
	Procter & Gamble Co.	2.850%	8/11/27	11,343	10,626
	Procter & Gamble Co.	3.950%	1/26/28	9,675	9,499
	Reynolds American Inc.	4.450%	6/12/25	31,911	31,217
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sysco Corp.	3.750%	10/1/25	17,205	16,632
	Sysco Corp.	3.300%	7/15/26	25,043	23,762
	Sysco Corp.	3.250%	7/15/27	6,010	5,602
	Target Corp.	2.250%	4/15/25	18,488	17,665
	Target Corp.	2.500%	4/15/26	7,269	6,884
	Target Corp.	1.950%	1/15/27	33,676	30,684
	Tyson Foods Inc.	4.000%	3/1/26	3,842	3,713
	Tyson Foods Inc.	3.550%	6/2/27	26,645	25,036
	Unilever Capital Corp.	2.600%	5/5/24	10,248	10,034
	Unilever Capital Corp.	3.375%	3/22/25	4,371	4,249
	Unilever Capital Corp.	3.100%	7/30/25	7,294	7,035
	Unilever Capital Corp.	2.000%	7/28/26	12,555	11,610
	Unilever Capital Corp.	2.900%	5/5/27	13,636	12,727
	Unilever Capital Corp.	3.500%	3/22/28	9,898	9,405
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	22,466	21,929
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	22,304	21,066
	Walmart Inc.	2.650%	12/15/24	6,583	6,375
	Walmart Inc.	3.550%	6/26/25	17,162	16,703
	Walmart Inc.	3.900%	9/9/25	24,771	24,240
	Walmart Inc.	4.000%	4/15/26	7,979	7,825
	Walmart Inc.	3.050%	7/8/26	12,831	12,261
	Walmart Inc.	1.050%	9/17/26	29,155	26,120
	Walmart Inc.	3.950%	9/9/27	22,822	22,285
	Walmart Inc.	3.900%	4/15/28	17,325	16,805
	Walmart Inc.	3.700%	6/26/28	27,195	26,209
					2,338,283
Energy (5.2%)
	Baker Hughes Holdings LLC	2.061%	12/15/26	12,081	10,924
	Baker Hughes Holdings LLC	3.337%	12/15/27	23,741	22,023
	Boardwalk Pipelines LP	4.950%	12/15/24	4,437	4,373
	Boardwalk Pipelines LP	5.950%	6/1/26	8,047	8,060
	Boardwalk Pipelines LP	4.450%	7/15/27	4,038	3,848
	BP Capital Markets America Inc.	3.796%	9/21/25	22,810	22,205
	BP Capital Markets America Inc.	3.410%	2/11/26	22,922	22,032
[2]	BP Capital Markets America Inc.	3.119%	5/4/26	23,743	22,574
[2]	BP Capital Markets America Inc.	3.017%	1/16/27	10,060	9,440
	BP Capital Markets America Inc.	3.543%	4/6/27	16,564	15,801
[2]	BP Capital Markets America Inc.	3.588%	4/14/27	16,911	16,110
	BP Capital Markets America Inc.	3.937%	9/21/28	4,050	3,870
	BP Capital Markets plc	3.279%	9/19/27	11,799	11,110
	BP Capital Markets plc	3.723%	11/28/28	3,132	2,944
	Canadian Natural Resources Ltd.	3.900%	2/1/25	6,214	6,041
	Canadian Natural Resources Ltd.	2.050%	7/15/25	15,583	14,600
	Canadian Natural Resources Ltd.	3.850%	6/1/27	33,415	31,620
	Cenovus Energy Inc.	4.250%	4/15/27	14,080	13,528
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	34,841	34,734
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	17,125	16,948
	Chevron Corp.	1.554%	5/11/25	53,487	50,321
	Chevron Corp.	3.326%	11/17/25	15,305	14,801
	Chevron Corp.	2.954%	5/16/26	27,207	25,927
	Chevron Corp.	1.995%	5/11/27	16,974	15,386
	Chevron USA Inc.	3.900%	11/15/24	3,720	3,656
	Chevron USA Inc.	0.687%	8/12/25	21,038	19,352
	Chevron USA Inc.	1.018%	8/12/27	7,599	6,596
	Chevron USA Inc.	3.850%	1/15/28	5,122	4,949
	Columbia Pipeline Group Inc.	4.500%	6/1/25	17,587	17,165
	ConocoPhillips Co.	2.400%	3/7/25	1,283	1,230
	Continental Resources Inc.	4.375%	1/15/28	20,000	18,821
	Coterra Energy Inc.	3.900%	5/15/27	24,769	23,530
	DCP Midstream Operating LP	5.375%	7/15/25	6,320	6,263
	DCP Midstream Operating LP	5.625%	7/15/27	12,210	12,222
	Devon Energy Corp.	5.250%	9/15/24	8,690	8,639
	Devon Energy Corp.	5.850%	12/15/25	13,062	13,122
	Diamondback Energy Inc.	3.250%	12/1/26	22,795	21,434

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	3,581	3,451
	Enbridge Energy Partners LP	5.875%	10/15/25	8,593	8,635
	Enbridge Inc.	2.500%	1/15/25	6,315	6,048
	Enbridge Inc.	2.500%	2/14/25	4,803	4,588
	Enbridge Inc.	1.600%	10/4/26	4,626	4,147
	Enbridge Inc.	4.250%	12/1/26	23,894	23,062
	Enbridge Inc.	3.700%	7/15/27	4,208	3,968
	Energy Transfer LP	4.050%	3/15/25	25,312	24,642
	Energy Transfer LP	2.900%	5/15/25	26,540	25,228
	Energy Transfer LP	5.950%	12/1/25	8,558	8,573
	Energy Transfer LP	4.750%	1/15/26	12,131	11,881
	Energy Transfer LP	3.900%	7/15/26	6,572	6,277
	Energy Transfer LP	4.400%	3/15/27	20,067	19,234
	Energy Transfer LP	4.200%	4/15/27	16,950	16,151
[2]	Energy Transfer LP	5.500%	6/1/27	26,019	25,871
	Energy Transfer LP	4.000%	10/1/27	4,602	4,322
	Energy Transfer LP	5.550%	2/15/28	22,616	22,542
	Energy Transfer LP	4.950%	5/15/28	9,016	8,761
	Energy Transfer LP	4.950%	6/15/28	11,958	11,579
	Enterprise Products Operating LLC	3.750%	2/15/25	33,453	32,550
	Enterprise Products Operating LLC	5.050%	1/10/26	5,649	5,621
	Enterprise Products Operating LLC	3.700%	2/15/26	20,576	19,849
	Enterprise Products Operating LLC	3.950%	2/15/27	14,370	13,816
[2]	Enterprise Products Operating LLC	5.250%	8/16/77	17,716	15,598
[2]	Enterprise Products Operating LLC	5.375%	2/15/78	13,900	11,552
	EOG Resources Inc.	3.150%	4/1/25	10,762	10,409
	EOG Resources Inc.	4.150%	1/15/26	15,618	15,290
	EQT Corp.	6.125%	2/1/25	11,045	11,025
	EQT Corp.	3.900%	10/1/27	18,758	17,545
	EQT Corp.	5.700%	4/1/28	4,815	4,800
	Exxon Mobil Corp.	2.709%	3/6/25	28,711	27,694
	Exxon Mobil Corp.	2.992%	3/19/25	59,472	57,582
	Exxon Mobil Corp.	3.043%	3/1/26	53,101	50,733
	Exxon Mobil Corp.	2.275%	8/16/26	19,045	17,741
	Exxon Mobil Corp.	3.294%	3/19/27	13,605	12,974
	Halliburton Co.	3.800%	11/15/25	9,467	9,227
	Hess Corp.	4.300%	4/1/27	23,525	22,631
	HF Sinclair Corp.	5.875%	4/1/26	18,297	18,368
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	13,471	13,256
	Kinder Morgan Inc.	4.300%	6/1/25	22,454	21,951
	Kinder Morgan Inc.	1.750%	11/15/26	8,694	7,780
	Kinder Morgan Inc.	4.300%	3/1/28	16,651	15,869
	Magellan Midstream Partners LP	5.000%	3/1/26	16,252	16,059
	Marathon Oil Corp.	4.400%	7/15/27	23,312	22,227
	Marathon Petroleum Corp.	3.625%	9/15/24	5,386	5,269
	Marathon Petroleum Corp.	4.700%	5/1/25	32,005	31,451
	Marathon Petroleum Corp.	5.125%	12/15/26	14,405	14,338
	Marathon Petroleum Corp.	3.800%	4/1/28	5,943	5,554
	MPLX LP	4.875%	12/1/24	21,590	21,314
	MPLX LP	4.000%	2/15/25	3,954	3,851
	MPLX LP	4.875%	6/1/25	27,960	27,522
	MPLX LP	1.750%	3/1/26	17,682	16,106
	MPLX LP	4.125%	3/1/27	31,412	30,094
	MPLX LP	4.250%	12/1/27	3,478	3,311
	MPLX LP	4.000%	3/15/28	22,651	21,264
	Northwest Pipeline LLC	4.000%	4/1/27	2,328	2,215
	Occidental Petroleum Corp.	5.875%	9/1/25	10,826	10,807
	Occidental Petroleum Corp.	5.500%	12/1/25	8,316	8,239
	Occidental Petroleum Corp.	5.550%	3/15/26	15,238	15,105
	Occidental Petroleum Corp.	8.500%	7/15/27	8,558	9,251
	ONEOK Inc.	2.750%	9/1/24	2,339	2,267
	ONEOK Inc.	2.200%	9/15/25	7,778	7,240
	ONEOK Inc.	5.850%	1/15/26	12,858	12,924
	ONEOK Inc.	5.550%	11/1/26	2,783	2,784
	ONEOK Inc.	4.000%	7/13/27	13,116	12,417
	ONEOK Inc.	4.550%	7/15/28	8,525	8,129
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONEOK Partners LP	4.900%	3/15/25	17,280	17,007
	Ovintiv Inc.	5.375%	1/1/26	17,950	17,817
	Ovintiv Inc.	5.650%	5/15/28	13,518	13,434
	Phillips 66	3.850%	4/9/25	11,871	11,553
	Phillips 66	1.300%	2/15/26	2,581	2,342
	Phillips 66	3.900%	3/15/28	5,770	5,465
	Phillips 66 Co.	2.450%	12/15/24	3,251	3,122
	Phillips 66 Co.	3.605%	2/15/25	12,312	11,966
	Phillips 66 Co.	3.550%	10/1/26	9,755	9,229
	Phillips 66 Co.	4.950%	12/1/27	16,098	15,923
	Pioneer Natural Resources Co.	1.125%	1/15/26	7,430	6,733
	Plains All American Pipeline LP	3.600%	11/1/24	6,000	5,843
	Plains All American Pipeline LP	4.650%	10/15/25	18,109	17,653
	Plains All American Pipeline LP	4.500%	12/15/26	17,431	16,861
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	52,957	52,807
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	21,391	21,489
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	32,881	32,324
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	24,280	23,008
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	8,056	7,450
	Schlumberger Investment SA	3.650%	12/1/23	1	1
	Schlumberger Investment SA	4.500%	5/15/28	10,071	9,887
	Shell International Finance BV	2.000%	11/7/24	8,530	8,202
	Shell International Finance BV	3.250%	5/11/25	49,931	48,354
	Shell International Finance BV	2.875%	5/10/26	30,729	29,141
	Shell International Finance BV	2.500%	9/12/26	21,432	19,931
	Spectra Energy Partners LP	3.500%	3/15/25	9,163	8,848
	Spectra Energy Partners LP	3.375%	10/15/26	12,781	12,034
	Targa Resources Corp.	5.200%	7/1/27	5,203	5,151
	Targa Resources Partners LP	6.500%	7/15/27	19,225	19,330
	Targa Resources Partners LP	5.000%	1/15/28	12,328	11,881
	TC PipeLines LP	4.375%	3/13/25	5,836	5,689
	TC PipeLines LP	3.900%	5/25/27	11,173	10,550
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	3,443	3,587
	TotalEnergies Capital International SA	2.434%	1/10/25	15,184	14,605
	TransCanada PipeLines Ltd.	1.000%	10/12/24	8,041	7,628
	TransCanada PipeLines Ltd.	4.875%	1/15/26	21,583	21,310
	TransCanada PipeLines Ltd.	4.250%	5/15/28	24,601	23,426
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	11,689	12,215
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	4,486	4,235
	Valero Energy Corp.	2.150%	9/15/27	5,825	5,187
	Valero Energy Corp.	4.350%	6/1/28	12,779	12,222
	Valero Energy Partners LP	4.500%	3/15/28	15,307	14,736
	Western Midstream Operating LP	3.100%	2/1/25	13,398	12,835
	Western Midstream Operating LP	4.500%	3/1/28	7,304	6,881
	Western Midstream Operating LP	4.750%	8/15/28	2,544	2,409
	Williams Cos. Inc.	3.900%	1/15/25	10,048	9,800
	Williams Cos. Inc.	4.000%	9/15/25	23,094	22,360
	Williams Cos. Inc.	5.400%	3/2/26	7,498	7,487
	Williams Cos. Inc.	3.750%	6/15/27	34,055	32,065
	Williams Cos. Inc.	5.300%	8/15/28	13,834	13,769
					2,246,540
Financials (42.6%)
[2]	Aegon NV	5.500%	4/11/48	13,825	13,000
	AerCap Ireland Capital DAC	1.650%	10/29/24	72,253	68,658
[2]	AerCap Ireland Capital DAC	1.750%	10/29/24	20,935	19,895
	AerCap Ireland Capital DAC	3.500%	1/15/25	25,273	24,395
	AerCap Ireland Capital DAC	6.500%	7/15/25	16,750	16,828
	AerCap Ireland Capital DAC	4.450%	10/1/25	21,526	20,845
	AerCap Ireland Capital DAC	1.750%	1/30/26	6,437	5,829
	AerCap Ireland Capital DAC	4.450%	4/3/26	2,492	2,401
	AerCap Ireland Capital DAC	2.450%	10/29/26	96,085	86,430
	AerCap Ireland Capital DAC	3.650%	7/21/27	23,166	21,329
	AerCap Ireland Capital DAC	3.875%	1/23/28	3,291	3,029
	AerCap Ireland Capital DAC	5.750%	6/6/28	7,375	7,303

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC	3.000%	10/29/28	5,000	4,333
	Affiliated Managers Group Inc.	3.500%	8/1/25	10,839	10,343
	Aflac Inc.	1.125%	3/15/26	19,344	17,435
	Air Lease Corp.	4.250%	9/15/24	11,568	11,349
[2]	Air Lease Corp.	2.300%	2/1/25	15,634	14,807
	Air Lease Corp.	3.250%	3/1/25	14,140	13,548
	Air Lease Corp.	3.375%	7/1/25	10,639	10,141
[2]	Air Lease Corp.	2.875%	1/15/26	20,281	18,954
[2]	Air Lease Corp.	3.750%	6/1/26	13,341	12,689
	Air Lease Corp.	1.875%	8/15/26	29,821	26,677
	Air Lease Corp.	2.200%	1/15/27	7,554	6,748
	Air Lease Corp.	3.625%	4/1/27	4,399	4,087
	Air Lease Corp.	3.625%	12/1/27	8,405	7,721
	Air Lease Corp.	5.850%	12/15/27	9,340	9,344
	Air Lease Corp.	5.300%	2/1/28	13,148	12,921
	Aircastle Ltd.	4.250%	6/15/26	14,801	14,042
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	9,525	9,113
	Allstate Corp.	0.750%	12/15/25	7,090	6,397
	Allstate Corp.	3.280%	12/15/26	2,966	2,803
	Ally Financial Inc.	5.125%	9/30/24	20,726	20,408
	Ally Financial Inc.	4.625%	3/30/25	17,188	16,621
	Ally Financial Inc.	5.800%	5/1/25	7,725	7,609
	Ally Financial Inc.	4.750%	6/9/27	6,789	6,355
	Ally Financial Inc.	7.100%	11/15/27	15,595	15,802
	Ally Financial Inc.	6.992%	6/13/29	13,030	13,008
	American Equity Investment Life Holding Co.	5.000%	6/15/27	13,903	13,334
	American Express Co.	3.000%	10/30/24	30,076	29,200
	American Express Co.	3.625%	12/5/24	15,613	15,204
	American Express Co.	2.250%	3/4/25	45,662	43,414
	American Express Co.	3.950%	8/1/25	28,144	27,312
	American Express Co.	4.200%	11/6/25	15,847	15,432
	American Express Co.	4.990%	5/1/26	24,240	23,897
	American Express Co.	3.125%	5/20/26	6,253	5,911
	American Express Co.	1.650%	11/4/26	26,694	23,808
	American Express Co.	2.550%	3/4/27	37,111	33,744
	American Express Co.	3.300%	5/3/27	55,154	51,389
	American Express Co.	5.389%	7/28/27	17,990	17,888
	American Express Co.	5.850%	11/5/27	10,972	11,203
	American Express Co.	5.282%	7/27/29	26,865	26,571
[2]	American Express Credit Corp.	3.300%	5/3/27	3,857	3,600
	American International Group Inc.	2.500%	6/30/25	24,242	22,945
	American International Group Inc.	3.900%	4/1/26	13,685	13,201
	American International Group Inc.	4.200%	4/1/28	1,901	1,816
[2]	American International Group Inc.	5.750%	4/1/48	12,230	11,599
	Ameriprise Financial Inc.	3.700%	10/15/24	2,532	2,477
	Ameriprise Financial Inc.	3.000%	4/2/25	6,887	6,621
	Ameriprise Financial Inc.	2.875%	9/15/26	7,344	6,870
[2]	Aon Corp.	8.205%	1/1/27	6,026	6,339
	Aon Corp.	2.850%	5/28/27	6,034	5,550
	Aon Global Ltd.	3.875%	12/15/25	22,811	22,075
	Arch Capital Finance LLC	4.011%	12/15/26	6,449	6,153
	Ares Capital Corp.	4.250%	3/1/25	5,884	5,661
	Ares Capital Corp.	3.250%	7/15/25	19,691	18,461
	Ares Capital Corp.	3.875%	1/15/26	27,675	25,894
	Ares Capital Corp.	2.150%	7/15/26	25,582	22,499
	Ares Capital Corp.	2.875%	6/15/27	7,738	6,813
	Ares Capital Corp.	2.875%	6/15/28	23,991	20,270
	Assurant Inc.	4.900%	3/27/28	4,603	4,449
	Assured Guaranty US Holdings Inc.	6.125%	9/15/28	4,000	4,044
	Athene Holding Ltd.	4.125%	1/12/28	17,191	16,057
	Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	17,100	17,109
[2]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,216	11,815
	Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	20,635	20,542
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AXIS Specialty Finance plc	4.000%	12/6/27	5,910	5,542
	Bain Capital Specialty Finance Inc.	2.950%	3/10/26	5,538	4,954
	Bain Capital Specialty Finance Inc.	2.550%	10/13/26	8,223	7,111
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	14,497	13,224
	Banco Bilbao Vizcaya Argentaria SA	5.862%	9/14/26	17,505	17,360
	Banco Bilbao Vizcaya Argentaria SA	6.138%	9/14/28	17,590	17,661
	Banco Santander SA	2.746%	5/28/25	44,643	42,253
	Banco Santander SA	5.147%	8/18/25	41,170	40,501
	Banco Santander SA	5.179%	11/19/25	11,525	11,268
	Banco Santander SA	1.849%	3/25/26	17,912	16,187
	Banco Santander SA	4.250%	4/11/27	19,315	18,263
	Banco Santander SA	5.294%	8/18/27	46,755	45,791
	Banco Santander SA	1.722%	9/14/27	26,078	22,909
	Banco Santander SA	3.800%	2/23/28	8,949	8,194
	Banco Santander SA	4.175%	3/24/28	36,170	33,884
	Banco Santander SA	4.379%	4/12/28	12,305	11,557
	Banco Santander SA	5.588%	8/8/28	26,000	25,773
[2]	Bank of America Corp.	4.000%	1/22/25	73,094	71,273
[2]	Bank of America Corp.	3.950%	4/21/25	52,968	51,306
[2]	Bank of America Corp.	3.875%	8/1/25	20,237	19,691
[2]	Bank of America Corp.	0.981%	9/25/25	25,803	24,424
[2]	Bank of America Corp.	3.093%	10/1/25	58,079	56,277
[2]	Bank of America Corp.	2.456%	10/22/25	16,790	16,135
[2]	Bank of America Corp.	1.530%	12/6/25	33,507	31,692
[2]	Bank of America Corp.	3.366%	1/23/26	26,228	25,281
[2]	Bank of America Corp.	2.015%	2/13/26	27,791	26,213
[2]	Bank of America Corp.	4.450%	3/3/26	42,862	41,671
[2]	Bank of America Corp.	3.384%	4/2/26	44,409	42,688
[2]	Bank of America Corp.	3.500%	4/19/26	71,585	68,115
[2]	Bank of America Corp.	1.319%	6/19/26	48,542	44,659
[2]	Bank of America Corp.	4.827%	7/22/26	16,513	16,204
	Bank of America Corp.	6.220%	9/15/26	8,710	8,897
[2]	Bank of America Corp.	4.250%	10/22/26	20,632	19,795
[2]	Bank of America Corp.	1.197%	10/24/26	41,408	37,528
	Bank of America Corp.	5.080%	1/20/27	23,526	23,217
[2]	Bank of America Corp.	1.658%	3/11/27	72,962	65,903
[2]	Bank of America Corp.	3.559%	4/23/27	57,204	54,197
	Bank of America Corp.	1.734%	7/22/27	105,015	93,976
[2]	Bank of America Corp.	3.248%	10/21/27	9,559	8,905
[2]	Bank of America Corp.	4.183%	11/25/27	30,568	29,011
[2]	Bank of America Corp.	3.824%	1/20/28	30,870	29,096
[2]	Bank of America Corp.	2.551%	2/4/28	31,986	28,935
[2]	Bank of America Corp.	3.705%	4/24/28	23,649	22,130
	Bank of America Corp.	4.376%	4/27/28	57,282	54,931
[2]	Bank of America Corp.	3.593%	7/21/28	39,666	36,895
[2]	Bank of America Corp.	4.948%	7/22/28	87,014	85,168
	Bank of America Corp.	6.204%	11/10/28	40,078	41,020
[2]	Bank of America Corp.	3.419%	12/20/28	97,882	89,707
[2]	Bank of America Corp.	3.970%	3/5/29	45,439	42,393
	Bank of America Corp.	5.202%	4/25/29	65,495	64,469
[2]	Bank of America Corp.	2.087%	6/14/29	46,763	39,869
[2]	Bank of America Corp.	4.271%	7/23/29	55,047	51,929
	Bank of America NA	5.650%	8/18/25	35,760	35,899
	Bank of America NA	5.526%	8/18/26	35,000	35,180
[2]	Bank of Montreal	4.250%	9/14/24	18,771	18,473
	Bank of Montreal	5.200%	12/12/24	8,935	8,885
[2]	Bank of Montreal	1.500%	1/10/25	29,033	27,470
[2]	Bank of Montreal	1.850%	5/1/25	44,428	41,739
[2]	Bank of Montreal	3.700%	6/7/25	36,841	35,603
	Bank of Montreal	5.300%	6/5/26	16,390	16,329
[2]	Bank of Montreal	1.250%	9/15/26	14,838	13,147
[2]	Bank of Montreal	0.949%	1/22/27	5,681	5,098
[2]	Bank of Montreal	2.650%	3/8/27	30,164	27,530
[2]	Bank of Montreal	4.700%	9/14/27	22,348	21,806
	Bank of Montreal	5.203%	2/1/28	20,775	20,607
[2]	Bank of Montreal	3.803%	12/15/32	14,416	12,731
[2]	Bank of New York Mellon Corp.	3.250%	9/11/24	4,567	4,457

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Bank of New York Mellon Corp.	2.100%	10/24/24	20,717	19,970
[2]	Bank of New York Mellon Corp.	3.000%	2/24/25	20,050	19,317
[2]	Bank of New York Mellon Corp.	1.600%	4/24/25	29,642	27,841
[2]	Bank of New York Mellon Corp.	3.950%	11/18/25	11,762	11,372
[2]	Bank of New York Mellon Corp.	5.224%	11/21/25	7,159	7,120
[2]	Bank of New York Mellon Corp.	0.750%	1/28/26	3,197	2,884
[2]	Bank of New York Mellon Corp.	2.800%	5/4/26	22,072	20,723
[2]	Bank of New York Mellon Corp.	5.148%	5/22/26	23,334	23,185
	Bank of New York Mellon Corp.	4.414%	7/24/26	25,831	25,267
[2]	Bank of New York Mellon Corp.	2.450%	8/17/26	16,924	15,670
[2]	Bank of New York Mellon Corp.	1.050%	10/15/26	2,680	2,358
[2]	Bank of New York Mellon Corp.	2.050%	1/26/27	8,856	8,000
	Bank of New York Mellon Corp.	4.947%	4/26/27	18,024	17,737
[2]	Bank of New York Mellon Corp.	3.250%	5/16/27	25,050	23,504
[2]	Bank of New York Mellon Corp.	3.400%	1/29/28	4,365	4,068
[2]	Bank of New York Mellon Corp.	3.442%	2/7/28	39,036	36,762
[2]	Bank of New York Mellon Corp.	3.992%	6/13/28	5,901	5,638
[2]	Bank of New York Mellon Corp.	1.650%	7/14/28	10,403	8,884
[2]	Bank of New York Mellon Corp.	5.802%	10/25/28	23,820	24,091
	Bank of New York Mellon Corp.	4.543%	2/1/29	13,918	13,512
	Bank of Nova Scotia	0.650%	7/31/24	25,129	23,993
	Bank of Nova Scotia	5.250%	12/6/24	20,731	20,620
	Bank of Nova Scotia	1.450%	1/10/25	10,779	10,194
	Bank of Nova Scotia	2.200%	2/3/25	29,153	27,776
[2]	Bank of Nova Scotia	3.450%	4/11/25	38,716	37,396
	Bank of Nova Scotia	1.300%	6/11/25	14,680	13,598
	Bank of Nova Scotia	5.450%	6/12/25	31,595	31,433
	Bank of Nova Scotia	4.500%	12/16/25	24,151	23,407
	Bank of Nova Scotia	1.050%	3/2/26	3,377	3,028
	Bank of Nova Scotia	1.350%	6/24/26	24,993	22,333
	Bank of Nova Scotia	2.700%	8/3/26	33,259	30,902
	Bank of Nova Scotia	1.300%	9/15/26	20,834	18,450
	Bank of Nova Scotia	1.950%	2/2/27	13,455	12,032
	Bank of Nova Scotia	2.951%	3/11/27	5,279	4,870
	Bank of Nova Scotia	5.250%	6/12/28	9,788	9,701
	BankUnited Inc.	4.875%	11/17/25	9,071	8,560
[2]	Barclays Bank plc	3.750%	5/15/24	13,323	13,129
	Barclays plc	4.375%	9/11/24	4,247	4,154
	Barclays plc	3.650%	3/16/25	53,642	51,758
[2]	Barclays plc	3.932%	5/7/25	43,644	43,000
	Barclays plc	4.375%	1/12/26	37,801	36,437
[2]	Barclays plc	2.852%	5/7/26	50,733	47,954
	Barclays plc	5.200%	5/12/26	32,321	31,386
	Barclays plc	5.304%	8/9/26	23,096	22,746
	Barclays plc	7.325%	11/2/26	18,162	18,571
	Barclays plc	5.829%	5/9/27	28,560	28,312
	Barclays plc	2.279%	11/24/27	16,035	14,245
	Barclays plc	4.836%	5/9/28	41,389	38,325
	Barclays plc	5.501%	8/9/28	35,492	34,600
	Barclays plc	7.385%	11/2/28	49,601	51,647
[2]	Barclays plc	4.972%	5/16/29	24,724	23,484
	Berkshire Hathaway Finance Corp.	2.300%	3/15/27	6,750	6,257
	Berkshire Hathaway Inc.	3.125%	3/15/26	45,885	43,977
	BGC Partners Inc.	3.750%	10/1/24	2,360	2,273
[3]	BGC Partners Inc.	8.000%	5/25/28	7,925	7,858
	BlackRock Inc.	3.200%	3/15/27	5,110	4,854
	Blackstone Private Credit Fund	2.350%	11/22/24	15,744	14,956
	Blackstone Private Credit Fund	2.700%	1/15/25	8,800	8,324
	Blackstone Private Credit Fund	7.050%	9/29/25	9,517	9,583
	Blackstone Private Credit Fund	2.625%	12/15/26	21,902	18,844
	Blackstone Private Credit Fund	3.250%	3/15/27	28,718	25,020
	Blackstone Secured Lending Fund	3.625%	1/15/26	15,169	14,056
	Blackstone Secured Lending Fund	2.750%	9/16/26	17,643	15,577
	Blackstone Secured Lending Fund	2.125%	2/15/27	12,355	10,488
	Blue Owl Capital Corp.	4.000%	3/30/25	2,908	2,766
	Blue Owl Capital Corp.	3.750%	7/22/25	3,046	2,855
	Blue Owl Capital Corp.	4.250%	1/15/26	8,832	8,283
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Blue Owl Capital Corp.	3.400%	7/15/26	26,264	23,646
	Blue Owl Capital Corp.	2.625%	1/15/27	7,222	6,253
	Blue Owl Capital Corp.	2.875%	6/11/28	15,085	12,510
[2]	Blue Owl Credit Income Corp.	5.500%	3/21/25	9,071	8,791
[2]	Blue Owl Credit Income Corp.	3.125%	9/23/26	2,455	2,166
[2]	Blue Owl Credit Income Corp.	4.700%	2/8/27	9,255	8,476
[2]	Blue Owl Credit Income Corp.	7.750%	9/16/27	13,795	13,729
[3]	Blue Owl Credit Income Corp.	7.950%	6/13/28	11,705	11,743
	Blue Owl Technology Finance Corp.	2.500%	1/15/27	4,011	3,376
[2]	BNP Paribas SA	4.250%	10/15/24	9,002	8,811
[3]	BNP Paribas SA	2.819%	11/19/25	1,160	1,113
[2]	BPCE SA	3.375%	12/2/26	8,874	8,274
	Brighthouse Financial Inc.	3.700%	6/22/27	12,489	11,544
	Brookfield Corp.	4.000%	1/15/25	8,945	8,705
	Brookfield Finance Inc.	4.250%	6/2/26	10,772	10,362
	Brookfield Finance Inc.	3.900%	1/25/28	14,968	13,987
	Brown & Brown Inc.	4.200%	9/15/24	4,464	4,385
	Canadian Imperial Bank of Commerce	1.000%	10/18/24	6,534	6,199
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	18,371	17,520
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	19,605	18,893
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	15,757	15,630
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	33,372	32,333
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	9,683	8,632
	Canadian Imperial Bank of Commerce	5.615%	7/17/26	4,000	4,010
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	19,240	17,970
	Canadian Imperial Bank of Commerce	5.001%	4/28/28	23,070	22,597
	Capital One Financial Corp.	3.300%	10/30/24	32,945	32,005
	Capital One Financial Corp.	3.200%	2/5/25	24,448	23,453
	Capital One Financial Corp.	4.250%	4/30/25	7,439	7,211
	Capital One Financial Corp.	4.200%	10/29/25	27,373	26,312
	Capital One Financial Corp.	2.636%	3/3/26	10,589	10,005
	Capital One Financial Corp.	4.985%	7/24/26	8,710	8,512
	Capital One Financial Corp.	3.750%	7/28/26	29,715	27,788
	Capital One Financial Corp.	3.750%	3/9/27	28,422	26,447
	Capital One Financial Corp.	3.650%	5/11/27	38,393	35,704
	Capital One Financial Corp.	1.878%	11/2/27	28,291	24,804
	Capital One Financial Corp.	4.927%	5/10/28	30,774	29,583
	Capital One Financial Corp.	5.468%	2/1/29	36,006	34,888
	Capital One Financial Corp.	6.312%	6/8/29	20,775	20,764
[2]	Capital One NA	2.280%	1/28/26	3,732	3,528
	Cboe Global Markets Inc.	3.650%	1/12/27	10,468	10,012
	Charles Schwab Corp.	3.000%	3/10/25	10,702	10,260
	Charles Schwab Corp.	4.200%	3/24/25	7,511	7,337
	Charles Schwab Corp.	3.625%	4/1/25	9,250	8,959
	Charles Schwab Corp.	3.850%	5/21/25	21,319	20,658
	Charles Schwab Corp.	3.450%	2/13/26	11,695	11,102
	Charles Schwab Corp.	0.900%	3/11/26	10,928	9,751
	Charles Schwab Corp.	1.150%	5/13/26	27,443	24,429
	Charles Schwab Corp.	3.200%	3/2/27	2,312	2,140
	Charles Schwab Corp.	2.450%	3/3/27	33,031	29,737
	Charles Schwab Corp.	3.300%	4/1/27	8,048	7,492
	Charles Schwab Corp.	3.200%	1/25/28	16,715	15,236
	Charles Schwab Corp.	2.000%	3/20/28	17,460	15,041
	Charles Schwab Corp.	5.643%	5/19/29	25,360	25,314
	Chubb INA Holdings Inc.	3.350%	5/15/24	—	1
	Chubb INA Holdings Inc.	3.150%	3/15/25	23,088	22,338
	Chubb INA Holdings Inc.	3.350%	5/3/26	35,299	33,816
[2]	Cincinnati Financial Corp.	6.920%	5/15/28	6,625	7,066
	Citigroup Inc.	3.875%	3/26/25	40,672	39,415

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.300%	4/27/25	16,582	16,019
	Citigroup Inc.	4.400%	6/10/25	58,617	57,156
	Citigroup Inc.	5.500%	9/13/25	25,033	24,896
	Citigroup Inc.	1.281%	11/3/25	27,232	25,757
	Citigroup Inc.	3.700%	1/12/26	39,292	37,670
	Citigroup Inc.	2.014%	1/25/26	57,408	54,322
	Citigroup Inc.	4.600%	3/9/26	32,521	31,652
[2]	Citigroup Inc.	3.106%	4/8/26	68,780	65,823
	Citigroup Inc.	3.400%	5/1/26	25,584	24,211
	Citigroup Inc.	5.610%	9/29/26	59,036	58,766
	Citigroup Inc.	3.200%	10/21/26	65,953	61,505
	Citigroup Inc.	4.300%	11/20/26	6,094	5,847
	Citigroup Inc.	1.122%	1/28/27	26,177	23,454
	Citigroup Inc.	1.462%	6/9/27	31,750	28,272
	Citigroup Inc.	4.450%	9/29/27	68,415	65,398
[2]	Citigroup Inc.	3.887%	1/10/28	41,369	39,081
[2]	Citigroup Inc.	3.070%	2/24/28	82,326	75,598
	Citigroup Inc.	4.658%	5/24/28	26,702	25,999
[2]	Citigroup Inc.	3.668%	7/24/28	58,315	54,238
	Citigroup Inc.	4.125%	7/25/28	29,601	27,608
[2]	Citigroup Inc.	3.520%	10/27/28	20,999	19,359
[2]	Citigroup Inc.	4.075%	4/23/29	27,308	25,605
[2]	Citizens Bank NA	2.250%	4/28/25	8,331	7,725
	Citizens Bank NA	6.064%	10/24/25	11,815	11,430
[2]	Citizens Bank NA	3.750%	2/18/26	3,396	3,159
	Citizens Bank NA	4.575%	8/9/28	18,010	16,786
	Citizens Financial Group Inc.	4.300%	12/3/25	5,352	5,056
	Citizens Financial Group Inc.	2.850%	7/27/26	14,263	12,932
	Citizens Financial Group Inc.	4.300%	2/11/31	2,336	1,952
	CME Group Inc.	3.000%	3/15/25	14,724	14,227
	CME Group Inc.	3.750%	6/15/28	7,495	7,215
	CNA Financial Corp.	4.500%	3/1/26	9,177	8,939
	CNA Financial Corp.	3.450%	8/15/27	8,437	7,879
	CNO Financial Group Inc.	5.250%	5/30/25	14,308	14,021
[2]	Comerica Bank	4.000%	7/27/25	1,495	1,402
	Commonwealth Bank of Australia	5.079%	1/10/25	22,260	22,192
	Cooperatieve Rabobank UA	1.375%	1/10/25	26,761	25,326
[2]	Cooperatieve Rabobank UA	3.375%	5/21/25	15,451	14,909
[2]	Cooperatieve Rabobank UA	5.500%	7/18/25	10,369	10,373
	Cooperatieve Rabobank UA	4.375%	8/4/25	20,775	20,138
[2]	Cooperatieve Rabobank UA	3.750%	7/21/26	33,786	31,725
	Corebridge Financial Inc.	3.650%	4/5/27	48,374	45,478
	Corebridge Financial Inc.	6.875%	12/15/52	17,875	17,276
[2]	Credit Suisse AG	3.625%	9/9/24	82,705	80,541
	Credit Suisse AG	7.950%	1/9/25	4,280	4,369
[2]	Credit Suisse AG	3.700%	2/21/25	10,051	9,696
	Credit Suisse AG	2.950%	4/9/25	15,419	14,645
	Credit Suisse AG	1.250%	8/7/26	19,377	17,009
	Credit Suisse AG	5.000%	7/9/27	25,162	24,515
	Credit Suisse AG	7.500%	2/15/28	47,030	50,300
	Deutsche Bank AG	4.500%	4/1/25	36,022	34,673
[2]	Deutsche Bank AG	3.961%	11/26/25	27,735	26,764
	Deutsche Bank AG	4.100%	1/13/26	4,491	4,299
[2]	Deutsche Bank AG	4.100%	1/13/26	11,763	11,188
	Deutsche Bank AG	1.686%	3/19/26	15,505	14,077
	Deutsche Bank AG	6.119%	7/14/26	32,073	31,870
	Deutsche Bank AG	2.129%	11/24/26	16,926	15,352
	Deutsche Bank AG	7.146%	7/13/27	21,725	22,039
	Deutsche Bank AG	5.371%	9/9/27	7,040	6,978
	Deutsche Bank AG	2.311%	11/16/27	33,802	29,629
	Deutsche Bank AG	2.552%	1/7/28	21,399	18,893
	Deutsche Bank AG	6.720%	1/18/29	29,557	29,890
	Deutsche Bank AG	4.875%	12/1/32	18,903	16,554
	Discover Bank	2.450%	9/12/24	3,666	3,512
[2]	Discover Bank	4.250%	3/13/26	3,310	3,146
[2]	Discover Bank	3.450%	7/27/26	27,234	24,942
	Discover Financial Services	3.950%	11/6/24	2,193	2,135
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discover Financial Services	3.750%	3/4/25	6,718	6,440
	Discover Financial Services	4.500%	1/30/26	21,828	20,964
	Discover Financial Services	4.100%	2/9/27	20,935	19,416
	Eaton Vance Corp.	3.500%	4/6/27	2,780	2,611
	Enstar Finance LLC	5.750%	9/1/40	949	829
	Enstar Finance LLC	5.500%	1/15/42	8,354	6,615
	Enstar Group Ltd.	4.950%	6/1/29	1,714	1,604
	Equitable Holdings Inc.	4.350%	4/20/28	29,549	27,966
[3]	F&G Annuities & Life Inc.	7.400%	1/13/28	8,760	8,920
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	10,740	10,341
	Fidelity National Financial Inc.	4.500%	8/15/28	4,194	3,942
	Fifth Third Bancorp	2.375%	1/28/25	11,422	10,866
	Fifth Third Bancorp	2.550%	5/5/27	20,133	17,999
	Fifth Third Bancorp	1.707%	11/1/27	16,032	13,933
	Fifth Third Bancorp	4.055%	4/25/28	3,714	3,471
	Fifth Third Bancorp	6.361%	10/27/28	30,797	31,038
	Fifth Third Bancorp	6.339%	7/27/29	22,428	22,692
[2]	Fifth Third Bank NA	3.950%	7/28/25	9,402	9,070
	Fifth Third Bank NA	5.852%	10/27/25	18,254	17,992
[2]	Fifth Third Bank NA	3.850%	3/15/26	12,996	12,122
[2]	Fifth Third Bank NA	2.250%	2/1/27	9,622	8,539
	First American Financial Corp.	4.600%	11/15/24	5,019	4,928
	First Horizon Corp.	4.000%	5/26/25	10,386	9,816
[2]	First-Citizens Bank & Trust Co.	2.969%	9/27/25	2,364	2,260
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	6,515	6,547
	Franklin BSP Lending Corp.	3.250%	3/30/26	2,321	2,083
	Franklin Resources Inc.	2.850%	3/30/25	10,284	9,865
	FS KKR Capital Corp.	4.125%	2/1/25	5,106	4,909
	FS KKR Capital Corp.	3.400%	1/15/26	33,666	30,877
	FS KKR Capital Corp.	2.625%	1/15/27	7,659	6,611
	GATX Corp.	3.250%	3/30/25	3,895	3,736
	GATX Corp.	3.250%	9/15/26	5,679	5,274
	GATX Corp.	3.850%	3/30/27	5,716	5,358
	GE Capital Funding LLC	3.450%	5/15/25	26,478	25,351
	Global Payments Inc.	1.500%	11/15/24	17,823	16,893
	Global Payments Inc.	2.650%	2/15/25	23,469	22,406
	Global Payments Inc.	1.200%	3/1/26	26,371	23,572
	Global Payments Inc.	4.800%	4/1/26	20,473	20,020
	Global Payments Inc.	2.150%	1/15/27	9,308	8,301
	Global Payments Inc.	4.950%	8/15/27	9,266	9,029
	Globe Life Inc.	4.550%	9/15/28	1,409	1,365
	Goldman Sachs BDC Inc.	3.750%	2/10/25	6,482	6,266
	Goldman Sachs BDC Inc.	2.875%	1/15/26	5,238	4,863
	Goldman Sachs Group Inc.	5.700%	11/1/24	7,931	7,917
	Goldman Sachs Group Inc.	3.500%	1/23/25	50,025	48,470
	Goldman Sachs Group Inc.	3.500%	4/1/25	81,047	78,227
	Goldman Sachs Group Inc.	3.750%	5/22/25	32,702	31,601
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	29,156	28,292
	Goldman Sachs Group Inc.	4.250%	10/21/25	37,417	36,278
	Goldman Sachs Group Inc.	0.855%	2/12/26	16,028	14,874
	Goldman Sachs Group Inc.	3.750%	2/25/26	41,381	39,669
	Goldman Sachs Group Inc.	5.798%	8/10/26	31,234	31,128
	Goldman Sachs Group Inc.	3.500%	11/16/26	45,678	42,938
[2]	Goldman Sachs Group Inc.	1.093%	12/9/26	29,181	26,190
	Goldman Sachs Group Inc.	5.950%	1/15/27	11,511	11,623
	Goldman Sachs Group Inc.	3.850%	1/26/27	47,654	45,221
	Goldman Sachs Group Inc.	1.431%	3/9/27	40,834	36,607
	Goldman Sachs Group Inc.	4.387%	6/15/27	14,283	13,854
	Goldman Sachs Group Inc.	1.542%	9/10/27	47,697	42,089
	Goldman Sachs Group Inc.	1.948%	10/21/27	83,479	74,281
	Goldman Sachs Group Inc.	2.640%	2/24/28	79,834	72,227
	Goldman Sachs Group Inc.	3.615%	3/15/28	63,951	59,818
[2]	Goldman Sachs Group Inc.	3.691%	6/5/28	42,867	40,130
	Goldman Sachs Group Inc.	4.482%	8/23/28	60,349	58,063
[2]	Goldman Sachs Group Inc.	3.814%	4/23/29	33,039	30,562
[2]	Goldman Sachs Group Inc.	4.223%	5/1/29	52,855	49,751
	Golub Capital BDC Inc.	2.500%	8/24/26	13,819	12,145

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Golub Capital BDC Inc.	2.050%	2/15/27	4,141	3,497
	Hanover Insurance Group Inc.	4.500%	4/15/26	3,906	3,792
	Hercules Capital Inc.	2.625%	9/16/26	2,453	2,143
	HSBC Holdings plc	4.250%	8/18/25	27,321	26,342
[2]	HSBC Holdings plc	2.633%	11/7/25	33,113	31,751
	HSBC Holdings plc	4.180%	12/9/25	22,512	21,934
	HSBC Holdings plc	4.300%	3/8/26	48,218	46,598
	HSBC Holdings plc	2.999%	3/10/26	46,941	44,799
[2]	HSBC Holdings plc	1.645%	4/18/26	54,586	50,838
	HSBC Holdings plc	3.900%	5/25/26	31,781	30,265
[2]	HSBC Holdings plc	2.099%	6/4/26	60,349	56,246
[2]	HSBC Holdings plc	4.292%	9/12/26	70,414	67,902
	HSBC Holdings plc	7.336%	11/3/26	31,349	32,254
	HSBC Holdings plc	4.375%	11/23/26	35,720	34,025
	HSBC Holdings plc	1.589%	5/24/27	23,843	21,197
	HSBC Holdings plc	5.887%	8/14/27	16,660	16,609
	HSBC Holdings plc	2.251%	11/22/27	49,059	43,718
[2]	HSBC Holdings plc	4.041%	3/13/28	43,975	41,274
	HSBC Holdings plc	4.755%	6/9/28	28,843	27,658
	HSBC Holdings plc	5.210%	8/11/28	33,817	32,994
[2]	HSBC Holdings plc	2.013%	9/22/28	20,883	17,932
	HSBC Holdings plc	7.390%	11/3/28	45,403	47,692
	HSBC Holdings plc	6.161%	3/9/29	39,516	39,781
[2]	HSBC Holdings plc	4.583%	6/19/29	50,285	47,467
	HSBC Holdings plc	2.206%	8/17/29	39,875	33,398
	Huntington Bancshares Inc.	4.000%	5/15/25	11,359	10,942
	Huntington Bancshares Inc.	4.443%	8/4/28	16,525	15,542
	Huntington Bancshares Inc.	6.208%	8/21/29	22,940	23,090
	Huntington National Bank	5.699%	11/18/25	25,067	24,593
	Huntington National Bank	4.552%	5/17/28	10,475	9,913
	ING Groep NV	3.869%	3/28/26	19,933	19,303
	ING Groep NV	3.950%	3/29/27	41,736	39,593
	ING Groep NV	1.726%	4/1/27	5,703	5,130
	ING Groep NV	4.017%	3/28/28	17,625	16,585
	Intercontinental Exchange Inc.	3.650%	5/23/25	35,715	34,631
	Intercontinental Exchange Inc.	3.750%	12/1/25	31,178	30,094
	Intercontinental Exchange Inc.	3.100%	9/15/27	9,485	8,782
	Intercontinental Exchange Inc.	4.000%	9/15/27	26,786	25,664
	Invesco Finance plc	3.750%	1/15/26	9,598	9,236
	Janus Henderson US Holdings Inc.	4.875%	8/1/25	2,759	2,703
	Jefferies Financial Group Inc.	4.850%	1/15/27	7,942	7,724
	Jefferies Financial Group Inc.	6.450%	6/8/27	9,287	9,447
	Jefferies Financial Group Inc.	5.875%	7/21/28	17,475	17,285
	JPMorgan Chase & Co.	3.875%	2/1/24	1	1
	JPMorgan Chase & Co.	3.875%	9/10/24	54,919	53,804
	JPMorgan Chase & Co.	3.125%	1/23/25	53,438	51,703
	JPMorgan Chase & Co.	3.900%	7/15/25	35,760	34,749
[2]	JPMorgan Chase & Co.	2.301%	10/15/25	23,020	22,080
	JPMorgan Chase & Co.	1.561%	12/10/25	52,635	49,713
	JPMorgan Chase & Co.	5.546%	12/15/25	59,948	59,735
	JPMorgan Chase & Co.	2.595%	2/24/26	19,911	19,013
[2]	JPMorgan Chase & Co.	2.005%	3/13/26	63,481	59,885
	JPMorgan Chase & Co.	3.300%	4/1/26	38,346	36,425
[2]	JPMorgan Chase & Co.	2.083%	4/22/26	58,632	55,161
	JPMorgan Chase & Co.	4.080%	4/26/26	52,080	50,780
	JPMorgan Chase & Co.	3.200%	6/15/26	35,384	33,522
	JPMorgan Chase & Co.	2.950%	10/1/26	49,981	46,676
	JPMorgan Chase & Co.	7.625%	10/15/26	11,536	12,263
	JPMorgan Chase & Co.	1.045%	11/19/26	43,119	38,903
	JPMorgan Chase & Co.	4.125%	12/15/26	41,008	39,465
[2]	JPMorgan Chase & Co.	3.960%	1/29/27	22,911	22,036
	JPMorgan Chase & Co.	1.040%	2/4/27	27,892	24,925
	JPMorgan Chase & Co.	1.578%	4/22/27	66,332	59,567
	JPMorgan Chase & Co.	8.000%	4/29/27	16,603	18,210
	JPMorgan Chase & Co.	1.470%	9/22/27	49,854	44,031
	JPMorgan Chase & Co.	4.250%	10/1/27	6,128	5,926
[2]	JPMorgan Chase & Co.	3.782%	2/1/28	52,469	49,543
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	2.947%	2/24/28	38,638	35,436
	JPMorgan Chase & Co.	4.323%	4/26/28	64,810	62,329
[2]	JPMorgan Chase & Co.	3.540%	5/1/28	82,043	76,612
[2]	JPMorgan Chase & Co.	2.182%	6/1/28	9,301	8,260
	JPMorgan Chase & Co.	4.851%	7/25/28	67,512	66,166
[2]	JPMorgan Chase & Co.	3.509%	1/23/29	34,125	31,453
[2]	JPMorgan Chase & Co.	4.005%	4/23/29	51,858	48,620
	JPMorgan Chase & Co.	2.069%	6/1/29	34,960	29,981
[2]	JPMorgan Chase & Co.	4.203%	7/23/29	40,343	38,092
	JPMorgan Chase & Co.	5.299%	7/24/29	37,163	36,951
	Kemper Corp.	4.350%	2/15/25	8,298	8,060
[2]	KeyBank NA	3.300%	6/1/25	10,512	9,837
[2]	KeyBank NA	4.150%	8/8/25	24,030	22,729
	KeyBank NA	4.700%	1/26/26	3,600	3,432
[2]	KeyBank NA	3.400%	5/20/26	8,895	7,940
[2]	KeyBank NA	5.850%	11/15/27	10,939	10,562
[2]	KeyBank NA	4.390%	12/14/27	11,600	10,575
[2]	KeyBank NA	6.950%	2/1/28	5,000	4,922
[2]	KeyCorp	3.878%	5/23/25	3,169	3,021
[2]	KeyCorp	4.150%	10/29/25	8,597	8,125
[2]	KeyCorp	2.250%	4/6/27	22,895	19,657
[2]	KeyCorp	4.100%	4/30/28	10,471	9,402
	Lazard Group LLC	3.750%	2/13/25	11,459	11,077
	Lazard Group LLC	3.625%	3/1/27	10,167	9,423
	Legg Mason Inc.	4.750%	3/15/26	2,720	2,674
	Lincoln National Corp.	3.350%	3/9/25	2,337	2,242
	Lincoln National Corp.	3.625%	12/12/26	4,869	4,559
	Lincoln National Corp.	3.800%	3/1/28	8,200	7,519
	Lloyds Bank plc	3.500%	5/14/25	3,384	3,248
	Lloyds Banking Group plc	4.500%	11/4/24	31,409	30,712
	Lloyds Banking Group plc	4.450%	5/8/25	23,255	22,691
	Lloyds Banking Group plc	4.582%	12/10/25	36,684	35,308
[2]	Lloyds Banking Group plc	2.438%	2/5/26	33,634	31,898
	Lloyds Banking Group plc	3.511%	3/18/26	6,300	6,058
	Lloyds Banking Group plc	4.650%	3/24/26	9,610	9,275
	Lloyds Banking Group plc	4.716%	8/11/26	25,374	24,802
	Lloyds Banking Group plc	3.750%	1/11/27	15,946	14,984
	Lloyds Banking Group plc	1.627%	5/11/27	7,539	6,732
	Lloyds Banking Group plc	3.750%	3/18/28	21,740	20,221
	Lloyds Banking Group plc	4.375%	3/22/28	35,384	33,498
	Lloyds Banking Group plc	4.550%	8/16/28	7,360	6,979
[2]	Lloyds Banking Group plc	3.574%	11/7/28	13,570	12,319
	Lloyds Banking Group plc	5.871%	3/6/29	50,547	50,181
	Loews Corp.	3.750%	4/1/26	8,830	8,504
	M&T Bank Corp.	4.553%	8/16/28	6,557	6,138
	Main Street Capital Corp.	3.000%	7/14/26	10,321	9,146
[2]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	13,756	13,066
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	11,461	11,191
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	21,190	20,271
[2]	Manufacturers & Traders Trust Co.	3.400%	8/17/27	13,405	11,950
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	27,509	25,687
	Manulife Financial Corp.	4.150%	3/4/26	14,213	13,812
	Manulife Financial Corp.	2.484%	5/19/27	11,560	10,587
[2]	Manulife Financial Corp.	4.061%	2/24/32	13,392	12,538
	Markel Group Inc.	3.500%	11/1/27	5,769	5,384
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	16,661	16,181
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	7,233	6,988
	Mastercard Inc.	2.000%	3/3/25	21,356	20,399
	Mastercard Inc.	2.950%	11/21/26	13,826	13,037
	Mastercard Inc.	3.300%	3/26/27	13,581	12,919
	Mastercard Inc.	4.875%	3/9/28	24,725	24,805
	Mercury General Corp.	4.400%	3/15/27	8,425	7,906
	MetLife Inc.	3.000%	3/1/25	14,584	14,069
	MetLife Inc.	3.600%	11/13/25	10,697	10,346
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	63,424	60,189
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	7,615	7,393
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	27,590	25,480

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	17,578	17,412
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	4,738	4,470
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	14,467	14,433
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	27,020	25,940
	Mitsubishi UFJ Financial Group Inc.	3.837%	4/17/26	1,746	1,689
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	6,696	6,663
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	5,839	5,384
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	19,972	19,009
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	71,150	63,373
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	18,031	16,755
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	16,832	14,919
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	39,996	35,880
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	6,981	6,646
	Mitsubishi UFJ Financial Group Inc.	4.080%	4/19/28	4,656	4,423
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	32,508	31,832
	Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	26,170	25,935
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	29,989	29,843
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	18,805	18,553
[2]	Mizuho Financial Group Inc.	2.555%	9/13/25	6,749	6,499
	Mizuho Financial Group Inc.	2.651%	5/22/26	3,446	3,247
[2]	Mizuho Financial Group Inc.	2.226%	5/25/26	18,834	17,612
	Mizuho Financial Group Inc.	2.839%	9/13/26	14,078	12,954
	Mizuho Financial Group Inc.	3.663%	2/28/27	7,658	7,213
	Mizuho Financial Group Inc.	1.234%	5/22/27	25,627	22,673
	Mizuho Financial Group Inc.	1.554%	7/9/27	7,197	6,390
	Mizuho Financial Group Inc.	4.018%	3/5/28	25,025	23,593
	Mizuho Financial Group Inc.	5.414%	9/13/28	31,426	31,122
	Mizuho Financial Group Inc.	5.667%	5/27/29	13,458	13,424
	Mizuho Financial Group Inc.	5.778%	7/6/29	25,640	25,670
[2]	Morgan Stanley	3.700%	10/23/24	43,372	42,440
[2]	Morgan Stanley	4.000%	7/23/25	64,791	62,869
[2]	Morgan Stanley	0.864%	10/21/25	15,523	14,607
[2]	Morgan Stanley	1.164%	10/21/25	24,834	23,421
	Morgan Stanley	5.000%	11/24/25	26,056	25,651
[2]	Morgan Stanley	3.875%	1/27/26	74,755	71,940
[2]	Morgan Stanley	2.630%	2/18/26	18,924	18,029
[2]	Morgan Stanley	2.188%	4/28/26	45,419	42,823
	Morgan Stanley	4.679%	7/17/26	30,230	29,594
[2]	Morgan Stanley	3.125%	7/27/26	65,316	61,140
[2]	Morgan Stanley	6.250%	8/9/26	6,300	6,435
[2]	Morgan Stanley	4.350%	9/8/26	50,097	48,242
	Morgan Stanley	6.138%	10/16/26	6,936	6,983
	Morgan Stanley	0.985%	12/10/26	24,095	21,605
	Morgan Stanley	3.625%	1/20/27	66,098	62,439
	Morgan Stanley	5.050%	1/28/27	25,505	25,237
	Morgan Stanley	3.950%	4/23/27	31,114	29,327
	Morgan Stanley	1.593%	5/4/27	90,250	80,907
[2]	Morgan Stanley	1.512%	7/20/27	76,398	67,820
	Morgan Stanley	2.475%	1/21/28	36,714	33,118
	Morgan Stanley	4.210%	4/20/28	30,420	29,054
[2]	Morgan Stanley	3.591%	7/22/28	42,165	38,993
	Morgan Stanley	6.296%	10/18/28	39,911	40,893
[2]	Morgan Stanley	3.772%	1/24/29	36,082	33,453
	Morgan Stanley	5.123%	2/1/29	64,095	62,791
[2]	Morgan Stanley	5.164%	4/20/29	55,680	54,617
	Morgan Stanley	5.449%	7/20/29	38,825	38,593
	Morgan Stanley Bank NA	5.479%	7/16/25	20,555	20,597
[2]	Morgan Stanley Bank NA	4.754%	4/21/26	16,260	16,060
	Morgan Stanley Direct Lending Fund	4.500%	2/11/27	3,372	3,149
	Nasdaq Inc.	5.650%	6/28/25	8,878	8,889
	Nasdaq Inc.	3.850%	6/30/26	12,330	11,865
	Nasdaq Inc.	5.350%	6/28/28	22,680	22,675
	National Australia Bank Ltd.	5.132%	11/22/24	27,336	27,220
	National Australia Bank Ltd.	5.200%	5/13/25	21,238	21,199
	National Australia Bank Ltd.	4.966%	1/12/26	23,955	23,802
	National Australia Bank Ltd.	3.375%	1/14/26	19,547	18,738
[2]	National Australia Bank Ltd.	2.500%	7/12/26	22,918	21,294
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Australia Bank Ltd.	3.905%	6/9/27	14,526	13,888
	National Australia Bank Ltd.	4.944%	1/12/28	23,095	22,921
	National Australia Bank Ltd.	4.900%	6/13/28	21,065	20,812
	National Bank of Canada	5.250%	1/17/25	19,677	19,590
	NatWest Group plc	4.800%	4/5/26	32,036	31,199
	NatWest Group plc	7.472%	11/10/26	36,138	37,206
	NatWest Group plc	5.847%	3/2/27	17,571	17,469
	NatWest Group plc	1.642%	6/14/27	28,468	25,285
[2]	NatWest Group plc	3.073%	5/22/28	13,617	12,281
	NatWest Group plc	5.516%	9/30/28	21,467	21,081
[2]	NatWest Group plc	4.892%	5/18/29	33,033	31,469
[2]	NatWest Group plc	3.754%	11/1/29	14,392	13,708
	Nomura Holdings Inc.	2.648%	1/16/25	23,578	22,530
	Nomura Holdings Inc.	5.099%	7/3/25	15,382	15,119
	Nomura Holdings Inc.	1.851%	7/16/25	35,812	33,101
	Nomura Holdings Inc.	5.709%	1/9/26	1,655	1,643
	Nomura Holdings Inc.	1.653%	7/14/26	16,928	15,010
	Nomura Holdings Inc.	2.329%	1/22/27	36,165	32,051
	Nomura Holdings Inc.	5.386%	7/6/27	2,495	2,446
	Nomura Holdings Inc.	6.070%	7/12/28	23,080	23,186
	Nomura Holdings Inc.	2.172%	7/14/28	17,528	14,739
	Northern Trust Corp.	3.950%	10/30/25	5,948	5,756
	Northern Trust Corp.	4.000%	5/10/27	22,110	21,220
	Northern Trust Corp.	3.650%	8/3/28	8,496	8,006
[2]	Northern Trust Corp.	3.375%	5/8/32	5,337	4,761
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	10,081	9,597
	Oaktree Specialty Lending Corp.	2.700%	1/15/27	5,194	4,515
	Old Republic International Corp.	4.875%	10/1/24	7,163	7,064
	Old Republic International Corp.	3.875%	8/26/26	10,725	10,193
	ORIX Corp.	3.250%	12/4/24	12,180	11,771
	ORIX Corp.	3.700%	7/18/27	1,410	1,332
	ORIX Corp.	5.000%	9/13/27	12,240	12,101
	PayPal Holdings Inc.	2.400%	10/1/24	25,890	25,038
	PayPal Holdings Inc.	1.650%	6/1/25	22,742	21,306
	PayPal Holdings Inc.	2.650%	10/1/26	40,229	37,474
[2]	PNC Bank NA	3.300%	10/30/24	19,492	18,938
[2]	PNC Bank NA	2.950%	2/23/25	11,745	11,273
[2]	PNC Bank NA	3.875%	4/10/25	16,225	15,688
[2]	PNC Bank NA	3.250%	6/1/25	7,014	6,707
[2]	PNC Bank NA	4.200%	11/1/25	14,416	13,885
[2]	PNC Bank NA	3.100%	10/25/27	14,324	13,071
[2]	PNC Bank NA	3.250%	1/22/28	6,584	6,024
[2]	PNC Bank NA	4.050%	7/26/28	18,379	16,974
	PNC Financial Services Group Inc.	2.200%	11/1/24	19,954	19,149
	PNC Financial Services Group Inc.	5.671%	10/28/25	21,358	21,266
	PNC Financial Services Group Inc.	5.812%	6/12/26	18,550	18,531
	PNC Financial Services Group Inc.	2.600%	7/23/26	24,424	22,691
	PNC Financial Services Group Inc.	1.150%	8/13/26	12,821	11,375
	PNC Financial Services Group Inc.	4.758%	1/26/27	8,422	8,264
	PNC Financial Services Group Inc.	3.150%	5/19/27	7,158	6,627
	PNC Financial Services Group Inc.	5.354%	12/2/28	16,405	16,138
	PNC Financial Services Group Inc.	5.582%	6/12/29	49,719	49,301
	Principal Financial Group Inc.	3.400%	5/15/25	6,485	6,245
	Principal Financial Group Inc.	3.100%	11/15/26	4,507	4,192
	Progressive Corp.	2.450%	1/15/27	23,336	21,509
	Progressive Corp.	2.500%	3/15/27	14,637	13,463
	Prospect Capital Corp.	3.706%	1/22/26	6,949	6,301
	Prospect Capital Corp.	3.364%	11/15/26	5,253	4,546
[2]	Prudential Financial Inc.	1.500%	3/10/26	5,378	4,921
[2]	Prudential Financial Inc.	5.375%	5/15/45	7,530	7,365
[2]	Prudential Financial Inc.	4.500%	9/15/47	19,646	17,651
	Regions Financial Corp.	2.250%	5/18/25	7,962	7,442
	Regions Financial Corp.	1.800%	8/12/28	12,869	10,669
	Reinsurance Group of America Inc.	3.950%	9/15/26	4,566	4,348
	RenaissanceRe Finance Inc.	3.700%	4/1/25	3,895	3,772
	RenaissanceRe Finance Inc.	3.450%	7/1/27	6,258	5,829
[2]	Royal Bank of Canada	0.750%	10/7/24	17,456	16,545

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Royal Bank of Canada	5.660%	10/25/24	23,082	23,078
[2]	Royal Bank of Canada	2.250%	11/1/24	31,644	30,423
[2]	Royal Bank of Canada	1.600%	1/21/25	11,385	10,792
	Royal Bank of Canada	3.375%	4/14/25	19,067	18,445
[2]	Royal Bank of Canada	4.950%	4/25/25	24,050	23,782
[2]	Royal Bank of Canada	1.150%	6/10/25	45,022	41,682
[2]	Royal Bank of Canada	0.875%	1/20/26	29,595	26,634
[2]	Royal Bank of Canada	4.650%	1/27/26	38,886	38,173
	Royal Bank of Canada	1.200%	4/27/26	42,090	37,728
[2]	Royal Bank of Canada	1.150%	7/14/26	15,767	14,019
[2]	Royal Bank of Canada	1.400%	11/2/26	16,907	14,975
[2]	Royal Bank of Canada	2.050%	1/21/27	9,133	8,222
	Royal Bank of Canada	3.625%	5/4/27	11,029	10,397
[2]	Royal Bank of Canada	4.240%	8/3/27	25,584	24,604
[2]	Royal Bank of Canada	6.000%	11/1/27	16,618	17,006
[2]	Royal Bank of Canada	4.900%	1/12/28	20,881	20,573
[2]	Royal Bank of Canada	5.200%	8/1/28	17,648	17,540
	Santander Holdings USA Inc.	3.450%	6/2/25	15,991	15,251
	Santander Holdings USA Inc.	4.500%	7/17/25	12,208	11,910
	Santander Holdings USA Inc.	5.807%	9/9/26	13,380	13,230
	Santander Holdings USA Inc.	3.244%	10/5/26	36,997	33,884
	Santander Holdings USA Inc.	4.400%	7/13/27	27,699	26,226
	Santander Holdings USA Inc.	2.490%	1/6/28	18,062	15,830
	Santander Holdings USA Inc.	6.499%	3/9/29	13,410	13,350
[2]	Santander UK Group Holdings plc	1.532%	8/21/26	8,446	7,658
	Santander UK Group Holdings plc	6.833%	11/21/26	18,054	18,276
	Santander UK Group Holdings plc	1.673%	6/14/27	21,029	18,500
	Santander UK Group Holdings plc	2.469%	1/11/28	33,531	29,500
[2]	Santander UK Group Holdings plc	3.823%	11/3/28	13,403	12,091
	Santander UK Group Holdings plc	6.534%	1/10/29	23,828	24,012
	Sixth Street Specialty Lending Inc.	3.875%	11/1/24	2,416	2,342
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	6,482	5,733
	Sixth Street Specialty Lending Inc.	6.950%	8/14/28	3,378	3,367
[3]	Standard Chartered plc	2.819%	1/30/26	1,350	1,285
	State Street Corp.	3.300%	12/16/24	11,566	11,228
	State Street Corp.	3.550%	8/18/25	32,536	31,405
[2]	State Street Corp.	2.354%	11/1/25	25,630	24,607
	State Street Corp.	4.857%	1/26/26	15,358	15,159
	State Street Corp.	2.901%	3/30/26	15,246	14,592
	State Street Corp.	5.104%	5/18/26	17,945	17,786
	State Street Corp.	2.650%	5/19/26	15,959	15,010
	State Street Corp.	5.272%	8/3/26	8,050	8,052
	State Street Corp.	5.751%	11/4/26	10,385	10,398
	State Street Corp.	2.203%	2/7/28	13,945	12,658
	State Street Corp.	5.820%	11/4/28	9,590	9,736
[2]	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,519	2,423
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	18,670	18,020
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	26,687	25,481
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	63,828	59,123
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	15,283	13,727
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	8,537	8,175
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	6,050	6,096
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	23,183	21,390
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	60,163	53,251
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	35,430	32,836
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	37,289	34,902
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	8,451	7,581
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	15,632	14,498
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	51,078	51,000
	Sumitomo Mitsui Financial Group Inc.	5.800%	7/13/28	23,545	23,833
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	6,725	6,286
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	19,425	16,322
[2]	Synchrony Bank	5.400%	8/22/25	15,019	14,515
	Synchrony Bank	5.625%	8/23/27	15,570	14,746
	Synchrony Financial	4.500%	7/23/25	27,350	26,089
	Synchrony Financial	3.700%	8/4/26	17,258	15,720
	Synchrony Financial	3.950%	12/1/27	11,172	9,972
	Synovus Bank	5.625%	2/15/28	6,514	6,023
[2]	Toronto-Dominion Bank	4.285%	9/13/24	26,378	25,985
	Toronto-Dominion Bank	1.250%	12/13/24	8,676	8,206
[2]	Toronto-Dominion Bank	1.450%	1/10/25	19,615	18,587
	Toronto-Dominion Bank	3.766%	6/6/25	42,357	41,117
[2]	Toronto-Dominion Bank	1.150%	6/12/25	32,872	30,485
[2]	Toronto-Dominion Bank	0.750%	9/11/25	6,614	6,031
[2]	Toronto-Dominion Bank	0.750%	1/6/26	9,043	8,120
[2]	Toronto-Dominion Bank	1.200%	6/3/26	25,006	22,298
[2]	Toronto-Dominion Bank	5.532%	7/17/26	10,025	10,045
[2]	Toronto-Dominion Bank	1.250%	9/10/26	36,263	32,138
[2]	Toronto-Dominion Bank	1.950%	1/12/27	16,010	14,380
[2]	Toronto-Dominion Bank	2.800%	3/10/27	7,408	6,794
	Toronto-Dominion Bank	4.108%	6/8/27	14,739	14,070
[2]	Toronto-Dominion Bank	4.693%	9/15/27	49,425	48,165
	Toronto-Dominion Bank	5.156%	1/10/28	17,908	17,739
[2]	Toronto-Dominion Bank	5.523%	7/17/28	20,370	20,453
[2]	Toronto-Dominion Bank	3.625%	9/15/31	34,630	32,321
	Trinity Acquisition plc	4.400%	3/15/26	7,584	7,328
[2]	Truist Bank	2.150%	12/6/24	44,894	42,861
[2]	Truist Bank	1.500%	3/10/25	26,580	24,793
[2]	Truist Bank	3.625%	9/16/25	26,000	24,641
[2]	Truist Bank	4.050%	11/3/25	5,259	5,052
[2]	Truist Bank	3.300%	5/15/26	7,877	7,313
[2]	Truist Bank	3.800%	10/30/26	13,777	12,720
[2]	Truist Bank	2.636%	9/17/29	3,731	3,470
[2]	Truist Financial Corp.	2.850%	10/26/24	16,491	15,912
	Truist Financial Corp.	4.000%	5/1/25	26,462	25,643
[2]	Truist Financial Corp.	3.700%	6/5/25	22,828	21,999
[2]	Truist Financial Corp.	1.200%	8/5/25	6,822	6,258
[2]	Truist Financial Corp.	4.260%	7/28/26	14,066	13,585
[2]	Truist Financial Corp.	5.900%	10/28/26	26,197	26,117
[2]	Truist Financial Corp.	1.267%	3/2/27	5,679	5,066
[2]	Truist Financial Corp.	6.047%	6/8/27	27,730	27,713
[2]	Truist Financial Corp.	1.125%	8/3/27	4,291	3,628
[2]	Truist Financial Corp.	4.123%	6/6/28	16,935	15,973
[2]	Truist Financial Corp.	4.873%	1/26/29	28,335	27,166
[2]	Truist Financial Corp.	1.887%	6/7/29	17,240	14,391
	UBS Group AG	3.750%	3/26/25	44,812	43,274
	UBS Group AG	4.550%	4/17/26	36,054	34,891
[2]	US Bancorp	3.600%	9/11/24	11,009	10,772
	US Bancorp	1.450%	5/12/25	18,072	16,906
[2]	US Bancorp	3.950%	11/17/25	11,237	10,879
[2]	US Bancorp	3.100%	4/27/26	23,951	22,473
[2]	US Bancorp	2.375%	7/22/26	18,016	16,599
	US Bancorp	5.727%	10/21/26	16,324	16,313
[2]	US Bancorp	3.150%	4/27/27	19,740	18,286
[2]	US Bancorp	2.215%	1/27/28	8,954	7,988
[2]	US Bancorp	3.900%	4/26/28	17,641	16,560
[2]	US Bancorp	4.548%	7/22/28	38,598	36,858
	US Bancorp	4.653%	2/1/29	33,845	32,296
	US Bancorp	5.775%	6/12/29	30,745	30,671
[2]	US Bank NA	2.050%	1/21/25	15,278	14,532

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	US Bank NA	2.800%	1/27/25	36,774	35,308
	Visa Inc.	3.150%	12/14/25	96,354	92,421
	Visa Inc.	1.900%	4/15/27	32,142	29,131
	Visa Inc.	0.750%	8/15/27	4,853	4,196
	Visa Inc.	2.750%	9/15/27	4,768	4,421
	Voya Financial Inc.	3.650%	6/15/26	14,883	14,056
[2]	Voya Financial Inc.	4.700%	1/23/48	7,000	5,652
	Wachovia Corp.	7.574%	8/1/26	948	991
[2]	Wells Fargo & Co.	3.300%	9/9/24	35,441	34,592
[2]	Wells Fargo & Co.	3.000%	2/19/25	82,538	79,445
[2]	Wells Fargo & Co.	3.550%	9/29/25	59,199	56,795
[2]	Wells Fargo & Co.	2.406%	10/30/25	41,430	39,746
[2]	Wells Fargo & Co.	2.164%	2/11/26	59,204	55,985
	Wells Fargo & Co.	3.000%	4/22/26	46,032	43,116
[2]	Wells Fargo & Co.	3.908%	4/25/26	56,177	54,332
[2]	Wells Fargo & Co.	2.188%	4/30/26	36,627	34,449
[2]	Wells Fargo & Co.	4.100%	6/3/26	30,622	29,363
[2]	Wells Fargo & Co.	4.540%	8/15/26	39,587	38,651
	Wells Fargo & Co.	3.000%	10/23/26	80,826	74,845
[2]	Wells Fargo & Co.	3.196%	6/17/27	36,108	33,752
[2]	Wells Fargo & Co.	4.300%	7/22/27	52,265	50,047
[2]	Wells Fargo & Co.	3.526%	3/24/28	82,592	76,868
[2]	Wells Fargo & Co.	3.584%	5/22/28	57,998	53,834
[2]	Wells Fargo & Co.	2.393%	6/2/28	50,643	45,040
[2]	Wells Fargo & Co.	4.808%	7/25/28	47,352	45,943
[2]	Wells Fargo & Co.	5.574%	7/25/29	74,732	74,399
[2]	Wells Fargo Bank NA	5.550%	8/1/25	21,740	21,783
[2]	Wells Fargo Bank NA	5.450%	8/7/26	37,085	37,212
	Western Union Co.	2.850%	1/10/25	17,769	17,026
	Western Union Co.	1.350%	3/15/26	2,622	2,345
	Westpac Banking Corp.	5.350%	10/18/24	13,713	13,690
	Westpac Banking Corp.	1.019%	11/18/24	14,168	13,431
	Westpac Banking Corp.	2.350%	2/19/25	33,473	32,112
	Westpac Banking Corp.	2.850%	5/13/26	33,806	31,857
	Westpac Banking Corp.	1.150%	6/3/26	19,574	17,592
	Westpac Banking Corp.	2.700%	8/19/26	24,551	22,907
	Westpac Banking Corp.	3.350%	3/8/27	19,682	18,581
	Westpac Banking Corp.	5.457%	11/18/27	33,004	33,488
	Westpac Banking Corp.	1.953%	11/20/28	4,400	3,778
[2]	Westpac Banking Corp.	2.894%	2/4/30	25,219	23,819
[2]	Westpac Banking Corp.	4.322%	11/23/31	36,919	34,463
	Willis North America Inc.	4.650%	6/15/27	22,095	21,404
	Willis North America Inc.	4.500%	9/15/28	709	675
					18,426,295
Health Care (8.2%)
	Abbott Laboratories	2.950%	3/15/25	10,653	10,312
	Abbott Laboratories	3.875%	9/15/25	4,378	4,274
[4]	Abbott Laboratories	3.750%	11/30/26	46,292	44,860
	Abbott Laboratories	1.150%	1/30/28	10,540	9,091
	AbbVie Inc.	2.600%	11/21/24	68,572	66,186
	AbbVie Inc.	3.800%	3/15/25	52,677	51,291
	AbbVie Inc.	3.600%	5/14/25	69,727	67,616
	AbbVie Inc.	3.200%	5/14/26	41,303	39,268
	AbbVie Inc.	2.950%	11/21/26	68,724	64,302
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	6,174	5,865
	Aetna Inc.	3.500%	11/15/24	3,871	3,770
	Agilent Technologies Inc.	3.050%	9/22/26	7,325	6,846
	Amgen Inc.	3.625%	5/22/24	32,512	32,021
	Amgen Inc.	1.900%	2/21/25	5,560	5,287
	Amgen Inc.	5.250%	3/2/25	47,276	47,076
	Amgen Inc.	3.125%	5/1/25	6,110	5,876
	Amgen Inc.	5.507%	3/2/26	15,175	15,171
	Amgen Inc.	2.600%	8/19/26	26,518	24,655
	Amgen Inc.	2.200%	2/21/27	30,815	27,998
	Amgen Inc.	5.150%	3/2/28	82,495	82,395
	Amgen Inc.	1.650%	8/15/28	21,600	18,425
	AstraZeneca Finance LLC	1.200%	5/28/26	21,451	19,361
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca Finance LLC	4.875%	3/3/28	34,148	34,020
	AstraZeneca Finance LLC	1.750%	5/28/28	19,824	17,191
	AstraZeneca plc	3.375%	11/16/25	45,411	43,627
	AstraZeneca plc	0.700%	4/8/26	9,821	8,795
	AstraZeneca plc	3.125%	6/12/27	13,102	12,274
	Baxalta Inc.	4.000%	6/23/25	15,514	15,086
	Baxter International Inc.	1.322%	11/29/24	16,234	15,378
	Baxter International Inc.	2.600%	8/15/26	14,350	13,250
	Baxter International Inc.	1.915%	2/1/27	35,348	31,443
	Becton Dickinson & Co.	3.363%	6/6/24	9,000	8,831
	Becton Dickinson & Co.	3.734%	12/15/24	7,308	7,133
	Becton Dickinson & Co.	3.700%	6/6/27	33,852	32,111
	Becton Dickinson & Co.	4.693%	2/13/28	14,120	13,873
	Biogen Inc.	4.050%	9/15/25	14,764	14,320
	Bio-Rad Laboratories Inc.	3.300%	3/15/27	5,496	5,153
	Boston Scientific Corp.	1.900%	6/1/25	23,431	22,046
	Bristol-Myers Squibb Co.	3.625%	5/15/24	1,775	1,751
	Bristol-Myers Squibb Co.	0.750%	11/13/25	8,497	7,742
	Bristol-Myers Squibb Co.	3.200%	6/15/26	42,957	40,934
	Bristol-Myers Squibb Co.	3.250%	2/27/27	11,907	11,379
	Bristol-Myers Squibb Co.	1.125%	11/13/27	4,987	4,328
	Bristol-Myers Squibb Co.	3.450%	11/15/27	16,200	15,413
	Bristol-Myers Squibb Co.	3.900%	2/20/28	28,219	27,079
	Cardinal Health Inc.	3.500%	11/15/24	2,359	2,292
	Cardinal Health Inc.	3.750%	9/15/25	8,120	7,841
	Cardinal Health Inc.	3.410%	6/15/27	25,700	24,066
	Cencora Inc.	3.250%	3/1/25	12,117	11,725
	Cencora Inc.	3.450%	12/15/27	4,620	4,338
	Centene Corp.	4.250%	12/15/27	51,785	48,412
	Centene Corp.	2.450%	7/15/28	36,300	31,052
[2]	CHRISTUS Health	4.341%	7/1/28	2,298	2,205
[2]	Cigna Group	3.500%	6/15/24	13,976	13,742
[2]	Cigna Group	3.250%	4/15/25	15,641	15,065
	Cigna Group	4.125%	11/15/25	45,711	44,506
[2]	Cigna Group	4.500%	2/25/26	7,976	7,814
	Cigna Group	1.250%	3/15/26	6,471	5,846
[2]	Cigna Group	3.400%	3/1/27	41,678	39,160
	Cigna Group	4.375%	10/15/28	5,075	4,883
	CommonSpirit Health	2.760%	10/1/24	3,102	3,000
	CommonSpirit Health	1.547%	10/1/25	12,205	11,204
	CommonSpirit Health	6.073%	11/1/27	7,700	7,871
	CVS Health Corp.	4.100%	3/25/25	16,480	16,137
	CVS Health Corp.	3.875%	7/20/25	52,654	51,073
	CVS Health Corp.	5.000%	2/20/26	34,065	33,810
	CVS Health Corp.	2.875%	6/1/26	27,801	26,034
	CVS Health Corp.	3.000%	8/15/26	13,915	13,028
	CVS Health Corp.	3.625%	4/1/27	14,597	13,815
	CVS Health Corp.	1.300%	8/21/27	21,692	18,670
	CVS Health Corp.	4.300%	3/25/28	101,800	97,838
	CVS Health Corp.	3.250%	8/15/29	4,775	4,264
	Danaher Corp.	3.350%	9/15/25	9,851	9,508
	DH Europe Finance II Sarl	2.200%	11/15/24	5,286	5,084
	Edwards Lifesciences Corp.	4.300%	6/15/28	10,575	10,182
	Elevance Health Inc.	3.350%	12/1/24	23,584	22,942
	Elevance Health Inc.	2.375%	1/15/25	31,359	29,989
	Elevance Health Inc.	5.350%	10/15/25	7,567	7,553
	Elevance Health Inc.	4.900%	2/8/26	6,427	6,344
	Elevance Health Inc.	1.500%	3/15/26	21,325	19,361
	Elevance Health Inc.	3.650%	12/1/27	19,658	18,527
	Elevance Health Inc.	4.101%	3/1/28	24,543	23,505
	Eli Lilly & Co.	2.750%	6/1/25	8,393	8,063
	Eli Lilly & Co.	5.500%	3/15/27	7,000	7,212
	GE HealthCare Technologies Inc.	5.550%	11/15/24	24,905	24,837
	GE HealthCare Technologies Inc.	5.600%	11/15/25	23,152	23,154
	GE HealthCare Technologies Inc.	5.650%	11/15/27	38,355	38,812
	Gilead Sciences Inc.	3.500%	2/1/25	35,504	34,557
	Gilead Sciences Inc.	3.650%	3/1/26	40,671	39,115

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Gilead Sciences Inc.	2.950%	3/1/27	31,281	29,148
	Gilead Sciences Inc.	1.200%	10/1/27	6,615	5,688
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	22,130	21,575
	HCA Inc.	5.375%	2/1/25	37,994	37,753
	HCA Inc.	5.250%	4/15/25	44,314	43,936
	HCA Inc.	5.875%	2/15/26	12,714	12,731
	HCA Inc.	5.250%	6/15/26	11,979	11,832
	HCA Inc.	5.375%	9/1/26	19,217	19,073
	HCA Inc.	4.500%	2/15/27	23,754	22,957
	HCA Inc.	3.125%	3/15/27	44,479	40,874
	HCA Inc.	5.200%	6/1/28	5,730	5,644
	HCA Inc.	5.625%	9/1/28	2,500	2,494
	Humana Inc.	3.850%	10/1/24	6,606	6,469
	Humana Inc.	4.500%	4/1/25	17,982	17,717
	Humana Inc.	1.350%	2/3/27	8,749	7,698
	Humana Inc.	3.950%	3/15/27	5,482	5,263
	Humana Inc.	5.750%	3/1/28	6,428	6,545
	Illumina Inc.	5.800%	12/12/25	8,875	8,877
	Illumina Inc.	5.750%	12/13/27	12,882	12,859
	Johnson & Johnson	2.625%	1/15/25	13,338	12,924
	Johnson & Johnson	0.550%	9/1/25	11,203	10,262
	Johnson & Johnson	2.450%	3/1/26	48,612	45,884
	Johnson & Johnson	2.950%	3/3/27	25,027	23,692
	Johnson & Johnson	2.900%	1/15/28	10,390	9,735
	Kaiser Foundation Hospitals	3.150%	5/1/27	2,572	2,428
	Laboratory Corp. of America Holdings	3.250%	9/1/24	7,900	7,695
	Laboratory Corp. of America Holdings	2.300%	12/1/24	4,924	4,708
	Laboratory Corp. of America Holdings	3.600%	2/1/25	21,451	20,805
	Laboratory Corp. of America Holdings	1.550%	6/1/26	6,440	5,795
	McKesson Corp.	0.900%	12/3/25	15,715	14,233
	McKesson Corp.	5.250%	2/15/26	7,883	7,852
	McKesson Corp.	1.300%	8/15/26	4,411	3,951
	McKesson Corp.	3.950%	2/16/28	5,245	5,006
	McKesson Corp.	4.900%	7/15/28	2,929	2,897
	Medtronic Global Holdings SCA	4.250%	3/30/28	22,242	21,627
	Merck & Co. Inc.	2.750%	2/10/25	37,067	35,835
	Merck & Co. Inc.	0.750%	2/24/26	22,321	20,206
	Merck & Co. Inc.	1.700%	6/10/27	34,158	30,622
	Merck & Co. Inc.	4.050%	5/17/28	8,277	8,075
	Mylan Inc.	4.550%	4/15/28	24,482	23,030
	Novartis Capital Corp.	3.400%	5/6/24	45,070	44,390
	Novartis Capital Corp.	1.750%	2/14/25	8,495	8,083
	Novartis Capital Corp.	3.000%	11/20/25	35,777	34,212
	Novartis Capital Corp.	2.000%	2/14/27	3,769	3,439
	Novartis Capital Corp.	3.100%	5/17/27	19,185	18,134
[2]	PeaceHealth Obligated Group	1.375%	11/15/25	4,130	3,763
	Pfizer Inc.	0.800%	5/28/25	12,448	11,548
	Pfizer Inc.	2.750%	6/3/26	12,193	11,501
	Pfizer Inc.	3.000%	12/15/26	33,569	31,786
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/25	54,438	53,903
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	58,143	57,193
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/28	74,371	72,941
[2]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	5,258	4,829
	Quest Diagnostics Inc.	3.500%	3/30/25	17,624	17,049
	Quest Diagnostics Inc.	3.450%	6/1/26	14,335	13,685
	Revvity Inc.	0.850%	9/15/24	2,885	2,734
	Royalty Pharma plc	1.200%	9/2/25	25,177	22,934
	Royalty Pharma plc	1.750%	9/2/27	19,272	16,627
	Sanofi	3.625%	6/19/28	17,164	16,552
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	52,073	48,873
[2]	SSM Health Care Corp.	3.823%	6/1/27	10,402	9,870
	SSM Health Care Corp.	4.894%	6/1/28	4,925	4,868
	Stryker Corp.	1.150%	6/15/25	7,037	6,535
	Stryker Corp.	3.375%	11/1/25	27,528	26,410
	Stryker Corp.	3.500%	3/15/26	3,650	3,501
	Stryker Corp.	3.650%	3/7/28	11,000	10,434
[2]	Sutter Health	1.321%	8/15/25	2,114	1,936
[2]	Sutter Health	3.695%	8/15/28	6,000	5,637
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	27,622	26,328
	Thermo Fisher Scientific Inc.	4.800%	11/21/27	20,635	20,659
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	5,250	4,520
	UnitedHealth Group Inc.	5.000%	10/15/24	12,851	12,813
	UnitedHealth Group Inc.	3.750%	7/15/25	40,688	39,647
	UnitedHealth Group Inc.	5.150%	10/15/25	14,390	14,383
	UnitedHealth Group Inc.	3.700%	12/15/25	6,359	6,156
	UnitedHealth Group Inc.	1.250%	1/15/26	8,109	7,418
	UnitedHealth Group Inc.	3.100%	3/15/26	19,473	18,601
	UnitedHealth Group Inc.	1.150%	5/15/26	22,168	20,038
	UnitedHealth Group Inc.	3.450%	1/15/27	28,516	27,203
	UnitedHealth Group Inc.	3.375%	4/15/27	12,675	12,013
	UnitedHealth Group Inc.	3.700%	5/15/27	5,283	5,072
	UnitedHealth Group Inc.	2.950%	10/15/27	6,480	6,009
	UnitedHealth Group Inc.	5.250%	2/15/28	19,670	20,052
	UnitedHealth Group Inc.	3.850%	6/15/28	17,159	16,422
	Universal Health Services Inc.	1.650%	9/1/26	12,329	10,950
[2]	UPMC	3.600%	4/3/25	2,375	2,290
	Utah Acquisition Sub Inc.	3.950%	6/15/26	26,945	25,454
	Viatris Inc.	1.650%	6/22/25	12,956	11,997
	Viatris Inc.	2.300%	6/22/27	13,115	11,469
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	6,342	6,019
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	8,160	7,892
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	29,296	27,763
	Zoetis Inc.	4.500%	11/13/25	19,897	19,584
	Zoetis Inc.	5.400%	11/14/25	19,339	19,348
	Zoetis Inc.	3.900%	8/20/28	1,501	1,435
					3,544,836
Industrials (6.2%)
	3M Co.	2.000%	2/14/25	11,215	10,651
[2]	3M Co.	3.000%	8/7/25	4,905	4,705
[2]	3M Co.	2.250%	9/19/26	7,900	7,271
	3M Co.	2.875%	10/15/27	14,186	13,064
	Allegion US Holding Co. Inc.	3.200%	10/1/24	3,257	3,155
	Allegion US Holding Co. Inc.	3.550%	10/1/27	3,580	3,315
[2]	American Airlines Pass-Through Trust Class AA Series 2016-2	3.200%	6/15/28	6,622	5,993
[2]	American Airlines Pass-Through Trust Class AA Series 2016-3	3.000%	10/15/28	6,572	5,875
	Amphenol Corp.	2.050%	3/1/25	3,929	3,736
[2]	BNSF Funding Trust I	6.613%	12/15/55	7,486	7,311
	Boeing Co.	2.850%	10/30/24	6,804	6,562
	Boeing Co.	4.875%	5/1/25	59,697	58,861
	Boeing Co.	2.600%	10/30/25	6,055	5,680
	Boeing Co.	2.750%	2/1/26	34,053	31,945
	Boeing Co.	2.196%	2/4/26	104,504	96,420
	Boeing Co.	3.100%	5/1/26	15,930	14,999
	Boeing Co.	2.250%	6/15/26	5,121	4,691
	Boeing Co.	2.700%	2/1/27	15,096	13,802
	Boeing Co.	2.800%	3/1/27	10,273	9,385
	Boeing Co.	5.040%	5/1/27	43,922	43,414
	Boeing Co.	3.250%	2/1/28	11,643	10,671
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	20,839	20,403
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	8,824	8,521
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	12,327	11,982
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	5,799	6,022
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	8,908	8,448

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	2.950%	11/21/24	5,837	5,658
	Canadian National Railway Co.	2.750%	3/1/26	4,484	4,238
	Canadian Pacific Railway Co.	1.350%	12/2/24	25,489	24,155
	Canadian Pacific Railway Co.	2.900%	2/1/25	15,923	15,331
	Canadian Pacific Railway Co.	1.750%	12/2/26	30,385	27,286
	Carrier Global Corp.	2.242%	2/15/25	15,953	15,177
	Carrier Global Corp.	2.493%	2/15/27	28,431	25,865
[2]	Caterpillar Financial Services Corp.	2.850%	5/17/24	14,903	14,611
[2]	Caterpillar Financial Services Corp.	0.600%	9/13/24	13,709	13,049
[2]	Caterpillar Financial Services Corp.	2.150%	11/8/24	20,751	19,979
[2]	Caterpillar Financial Services Corp.	3.250%	12/1/24	17,717	17,264
[2]	Caterpillar Financial Services Corp.	4.900%	1/17/25	10,996	10,954
[2]	Caterpillar Financial Services Corp.	1.450%	5/15/25	20,418	19,150
	Caterpillar Financial Services Corp.	5.150%	8/11/25	9,615	9,616
[2]	Caterpillar Financial Services Corp.	3.650%	8/12/25	16,787	16,298
[2]	Caterpillar Financial Services Corp.	0.800%	11/13/25	11,142	10,149
	Caterpillar Financial Services Corp.	0.900%	3/2/26	7,334	6,636
[2]	Caterpillar Financial Services Corp.	4.350%	5/15/26	13,570	13,352
	Caterpillar Financial Services Corp.	2.400%	8/9/26	4,110	3,826
[2]	Caterpillar Financial Services Corp.	1.150%	9/14/26	22,982	20,550
[2]	Caterpillar Financial Services Corp.	1.700%	1/8/27	9,551	8,652
[2]	Caterpillar Financial Services Corp.	3.600%	8/12/27	20,798	19,889
	Caterpillar Inc.	3.400%	5/15/24	20,674	20,378
	CH Robinson Worldwide Inc.	4.200%	4/15/28	10,700	10,181
	CNH Industrial Capital LLC	5.450%	10/14/25	3,357	3,346
	CNH Industrial Capital LLC	1.875%	1/15/26	15,631	14,354
	CNH Industrial Capital LLC	1.450%	7/15/26	4,506	4,031
	CNH Industrial Capital LLC	4.550%	4/10/28	24,050	23,258
[2]	Continental Airlines Pass-Through Trust Class A Series 2012-2	4.000%	10/29/24	4,881	4,766
	CSX Corp.	3.350%	11/1/25	9,663	9,289
	CSX Corp.	2.600%	11/1/26	16,053	14,871
	CSX Corp.	3.250%	6/1/27	24,743	23,276
	Cummins Inc.	0.750%	9/1/25	8,755	8,016
	Deere & Co.	2.750%	4/15/25	20,130	19,390
[3]	Delta Air Lines Inc.	4.750%	10/20/28	14,500	13,917
	Dover Corp.	3.150%	11/15/25	7,077	6,736
	Eaton Corp.	3.103%	9/15/27	9,980	9,357
	Emerson Electric Co.	3.150%	6/1/25	6,891	6,656
	Emerson Electric Co.	0.875%	10/15/26	15,155	13,415
	Emerson Electric Co.	1.800%	10/15/27	3,176	2,817
	FedEx Corp.	3.250%	4/1/26	7,016	6,700
	Fortive Corp.	3.150%	6/15/26	18,128	17,042
	General Dynamics Corp.	3.250%	4/1/25	10,893	10,555
	General Dynamics Corp.	3.500%	5/15/25	12,938	12,564
	General Dynamics Corp.	2.125%	8/15/26	10,537	9,733
	General Dynamics Corp.	3.500%	4/1/27	20,879	19,876
	General Dynamics Corp.	2.625%	11/15/27	4,855	4,432
	General Dynamics Corp.	3.750%	5/15/28	19,030	18,178
	GXO Logistics Inc.	1.650%	7/15/26	6,021	5,330
	HEICO Corp.	5.250%	8/1/28	4,940	4,899
	Hexcel Corp.	4.200%	2/15/27	7,865	7,391
	Honeywell International Inc.	4.850%	11/1/24	12,295	12,233
	Honeywell International Inc.	1.350%	6/1/25	23,037	21,581
	Honeywell International Inc.	2.500%	11/1/26	31,869	29,740
	Honeywell International Inc.	1.100%	3/1/27	10,852	9,603
	Honeywell International Inc.	4.950%	2/15/28	12,550	12,674
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	5,379	4,957
	Illinois Tool Works Inc.	2.650%	11/15/26	18,897	17,698
	Ingersoll Rand Inc.	5.400%	8/14/28	5,585	5,601
	Jacobs Engineering Group Inc.	6.350%	8/18/28	11,030	11,219
	JB Hunt Transport Services Inc.	3.875%	3/1/26	22,720	21,994
[2]	John Deere Capital Corp.	0.625%	9/10/24	2,497	2,377
[2]	John Deere Capital Corp.	2.050%	1/9/25	6,069	5,821
[2]	John Deere Capital Corp.	1.250%	1/10/25	8,350	7,916
[2]	John Deere Capital Corp.	3.450%	3/13/25	13,115	12,777
[2]	John Deere Capital Corp.	3.400%	6/6/25	10,359	10,046
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	John Deere Capital Corp.	4.950%	6/6/25	12,825	12,768
[2]	John Deere Capital Corp.	4.050%	9/8/25	18,349	17,980
[2]	John Deere Capital Corp.	3.400%	9/11/25	4,395	4,246
[2]	John Deere Capital Corp.	0.700%	1/15/26	18,166	16,440
[2]	John Deere Capital Corp.	5.050%	3/3/26	5,150	5,153
[2]	John Deere Capital Corp.	4.750%	6/8/26	7,280	7,240
[2]	John Deere Capital Corp.	2.650%	6/10/26	7,856	7,376
[2]	John Deere Capital Corp.	1.050%	6/17/26	4,935	4,435
[2]	John Deere Capital Corp.	2.250%	9/14/26	12,100	11,202
[2]	John Deere Capital Corp.	1.300%	10/13/26	3,066	2,745
[2]	John Deere Capital Corp.	1.700%	1/11/27	6,021	5,428
[2]	John Deere Capital Corp.	2.350%	3/8/27	17,550	16,100
[2]	John Deere Capital Corp.	1.750%	3/9/27	11,372	10,214
[2]	John Deere Capital Corp.	4.150%	9/15/27	45,055	43,959
[2]	John Deere Capital Corp.	4.750%	1/20/28	30,415	30,294
[2]	John Deere Capital Corp.	4.900%	3/3/28	21,079	21,119
[2]	John Deere Capital Corp.	4.950%	7/14/28	32,017	32,125
[2]	Johnson Controls International plc	3.900%	2/14/26	10,813	10,414
	Keysight Technologies Inc.	4.550%	10/30/24	3,905	3,843
	Keysight Technologies Inc.	4.600%	4/6/27	18,735	18,320
	Kirby Corp.	4.200%	3/1/28	4,865	4,569
	L3Harris Technologies Inc.	3.950%	5/28/24	8,010	7,895
	L3Harris Technologies Inc.	3.832%	4/27/25	12,170	11,844
	L3Harris Technologies Inc.	3.850%	12/15/26	7,205	6,880
	L3Harris Technologies Inc.	5.400%	1/15/27	7,843	7,862
	L3Harris Technologies Inc.	4.400%	6/15/28	14,069	13,519
[2]	L3Harris Technologies Inc.	4.400%	6/15/28	15,011	14,432
	Lennox International Inc.	1.350%	8/1/25	2,962	2,730
	Lockheed Martin Corp.	4.950%	10/15/25	10,369	10,342
	Lockheed Martin Corp.	3.550%	1/15/26	19,734	19,097
	Lockheed Martin Corp.	5.100%	11/15/27	19,300	19,508
	Lockheed Martin Corp.	4.450%	5/15/28	20,450	20,128
[3]	Mileage Plus Holdings LLC	6.500%	6/20/27	13,929	13,900
	Norfolk Southern Corp.	3.650%	8/1/25	2,280	2,205
	Norfolk Southern Corp.	2.900%	6/15/26	13,344	12,576
	Norfolk Southern Corp.	7.800%	5/15/27	3,412	3,724
	Norfolk Southern Corp.	3.150%	6/1/27	6,845	6,391
	Norfolk Southern Corp.	3.800%	8/1/28	3,742	3,540
	Northrop Grumman Corp.	2.930%	1/15/25	26,806	25,907
	Northrop Grumman Corp.	3.200%	2/1/27	19,813	18,706
	Northrop Grumman Corp.	3.250%	1/15/28	47,348	44,092
	Oshkosh Corp.	4.600%	5/15/28	4,675	4,565
	Otis Worldwide Corp.	2.056%	4/5/25	29,653	28,104
	Otis Worldwide Corp.	2.293%	4/5/27	11,629	10,566
	Otis Worldwide Corp.	5.250%	8/16/28	15,625	15,731
[2]	PACCAR Financial Corp.	0.900%	11/8/24	11,206	10,631
[2]	PACCAR Financial Corp.	1.800%	2/6/25	9,910	9,432
[2]	PACCAR Financial Corp.	5.050%	8/10/26	5,500	5,513
	PACCAR Financial Corp.	4.600%	1/10/28	9,439	9,362
[2]	PACCAR Financial Corp.	4.950%	8/10/28	5,330	5,354
[2]	Parker-Hannifin Corp.	3.300%	11/21/24	9,246	8,985
	Parker-Hannifin Corp.	3.250%	3/1/27	7,095	6,676
	Parker-Hannifin Corp.	4.250%	9/15/27	36,991	35,914
	Parker-Hannifin Corp.	4.500%	9/15/29	6,828	6,600
	Precision Castparts Corp.	3.250%	6/15/25	25,037	24,249
[3]	Regal Rexnord Corp.	6.050%	2/15/26	19,011	18,900
[3]	Regal Rexnord Corp.	6.050%	4/15/28	22,003	21,779
	Republic Services Inc.	3.200%	3/15/25	6,950	6,717
	Republic Services Inc.	0.875%	11/15/25	8,575	7,771
	Republic Services Inc.	2.900%	7/1/26	5,340	5,017
	Republic Services Inc.	3.375%	11/15/27	13,411	12,476
	Republic Services Inc.	3.950%	5/15/28	4,346	4,128
	Rockwell Automation Inc.	2.875%	3/1/25	5,777	5,577
	RTX Corp.	3.950%	8/16/25	31,562	30,689
	RTX Corp.	5.000%	2/27/26	6,055	6,027
	RTX Corp.	2.650%	11/1/26	965	895
	RTX Corp.	3.500%	3/15/27	26,831	25,332

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	RTX Corp.	3.125%	5/4/27	19,049	17,753
	RTX Corp.	4.125%	11/16/28	30,210	28,824
[2]	Ryder System Inc.	2.500%	9/1/24	4,717	4,559
[2]	Ryder System Inc.	4.625%	6/1/25	3,297	3,232
[2]	Ryder System Inc.	3.350%	9/1/25	13,223	12,648
[2]	Ryder System Inc.	1.750%	9/1/26	2,586	2,329
[2]	Ryder System Inc.	2.900%	12/1/26	10,482	9,639
[2]	Ryder System Inc.	2.850%	3/1/27	7,687	7,067
[2]	Ryder System Inc.	5.650%	3/1/28	12,713	12,737
[2]	Ryder System Inc.	5.250%	6/1/28	17,589	17,359
	Southwest Airlines Co.	5.250%	5/4/25	33,802	33,565
	Southwest Airlines Co.	3.000%	11/15/26	3,978	3,706
	Southwest Airlines Co.	5.125%	6/15/27	21,104	20,840
	Southwest Airlines Co.	3.450%	11/16/27	5,624	5,198
	Teledyne Technologies Inc.	1.600%	4/1/26	14,215	12,958
	Teledyne Technologies Inc.	2.250%	4/1/28	17,221	15,016
	Textron Inc.	3.875%	3/1/25	4,947	4,817
	Textron Inc.	4.000%	3/15/26	12,667	12,221
	Textron Inc.	3.650%	3/15/27	5,293	4,980
	Timken Co.	3.875%	9/1/24	2,869	2,806
	Trane Technologies Global Holding Co. Ltd.	3.750%	8/21/28	9,315	8,745
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	2,431	2,377
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	8,763	8,389
	Trimble Inc.	4.750%	12/1/24	7,152	7,039
	Trimble Inc.	4.900%	6/15/28	7,991	7,768
	Tyco Electronics Group SA	4.500%	2/13/26	9,477	9,318
	Tyco Electronics Group SA	3.700%	2/15/26	9,350	9,027
	Tyco Electronics Group SA	3.125%	8/15/27	15,732	14,679
	Union Pacific Corp.	3.250%	1/15/25	2,922	2,841
	Union Pacific Corp.	3.750%	7/15/25	4,698	4,565
	Union Pacific Corp.	3.250%	8/15/25	10,566	10,177
	Union Pacific Corp.	2.750%	3/1/26	15,371	14,529
[2]	United Airlines Pass-Through Trust Class A Series 2013-1	4.300%	8/15/25	7,143	6,860
[2]	United Airlines Pass-Through Trust Class A Series 2014-1	4.000%	4/11/26	8,687	8,254
[2]	United Airlines Pass-Through Trust Class A Series 2014-2	3.750%	9/3/26	7,290	6,836
[2]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	36,873	36,714
[2]	United Airlines Pass-Through Trust Class B Series 2020-1	4.875%	1/15/26	12,306	11,948
	United Parcel Service Inc.	2.200%	9/1/24	9,080	8,795
	United Parcel Service Inc.	2.800%	11/15/24	17,473	16,955
	United Parcel Service Inc.	3.900%	4/1/25	2,218	2,174
	United Parcel Service Inc.	2.400%	11/15/26	4,219	3,926
	United Parcel Service Inc.	3.050%	11/15/27	19,408	18,183
	United Parcel Service Inc.	3.400%	3/15/29	4,410	4,127
	Vontier Corp.	1.800%	4/1/26	8,756	7,871
	Waste Management Inc.	0.750%	11/15/25	11,720	10,654
	Waste Management Inc.	3.150%	11/15/27	11,475	10,696
	Waste Management Inc.	2.000%	6/1/29	5,030	4,261
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	13,637	13,008
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	14,808	13,938
	WW Grainger Inc.	1.850%	2/15/25	8,556	8,131
	Xylem Inc.	3.250%	11/1/26	11,405	10,732
	Xylem Inc.	1.950%	1/30/28	9,000	7,898
					2,671,465
Materials (1.9%)
	Air Products and Chemicals Inc.	1.500%	10/15/25	6,321	5,864
	Air Products and Chemicals Inc.	1.850%	5/15/27	5,691	5,122
	Albemarle Corp.	4.650%	6/1/27	11,810	11,421
	Amcor Finance USA Inc.	3.625%	4/28/26	6,044	5,729
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amcor Flexibles North America Inc.	4.000%	5/17/25	14,290	13,861
	ArcelorMittal SA	4.550%	3/11/26	7,391	7,235
	ArcelorMittal SA	6.550%	11/29/27	18,706	19,158
	Berry Global Inc.	1.570%	1/15/26	14,948	13,588
	Berry Global Inc.	1.650%	1/15/27	8,835	7,663
[3]	Berry Global Inc.	5.500%	4/15/28	9,250	9,087
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	13,770	13,667
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	8,230	8,448
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	21,125	20,928
	Carlisle Cos. Inc.	3.500%	12/1/24	8,725	8,456
	Carlisle Cos. Inc.	3.750%	12/1/27	11,200	10,566
	Celanese US Holdings LLC	6.050%	3/15/25	10,554	10,562
	Celanese US Holdings LLC	1.400%	8/5/26	4,338	3,788
	Celanese US Holdings LLC	6.165%	7/15/27	42,380	42,429
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	8,800	8,043
	DuPont de Nemours Inc.	4.493%	11/15/25	42,104	41,242
	Eastman Chemical Co.	3.800%	3/15/25	18,760	18,247
	Ecolab Inc.	2.700%	11/1/26	12,821	12,002
	Ecolab Inc.	1.650%	2/1/27	8,903	7,981
	Ecolab Inc.	3.250%	12/1/27	10,394	9,747
	Ecolab Inc.	5.250%	1/15/28	8,267	8,376
	EIDP Inc.	1.700%	7/15/25	4,577	4,268
	EIDP Inc.	4.500%	5/15/26	10,775	10,562
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	8,748	8,508
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	15,763	15,745
	FMC Corp.	5.150%	5/18/26	5,606	5,555
	FMC Corp.	3.200%	10/1/26	12,456	11,530
	Freeport-McMoRan Inc.	4.550%	11/14/24	2,167	2,131
	Freeport-McMoRan Inc.	5.000%	9/1/27	12,022	11,572
	Freeport-McMoRan Inc.	4.125%	3/1/28	8,635	8,023
[3]	Georgia-Pacific LLC	2.100%	4/30/27	3,760	3,414
	Kinross Gold Corp.	4.500%	7/15/27	8,626	8,312
	Linde Inc.	4.800%	12/5/24	3,265	3,247
	Linde Inc.	2.650%	2/5/25	6,962	6,694
	Linde Inc.	4.700%	12/5/25	11,215	11,117
	Linde Inc.	3.200%	1/30/26	15,492	14,905
	LYB International Finance II BV	3.500%	3/2/27	7,526	7,094
	LYB International Finance III LLC	1.250%	10/1/25	5,755	5,251
	Martin Marietta Materials Inc.	3.450%	6/1/27	10,357	9,723
	Martin Marietta Materials Inc.	3.500%	12/15/27	6,741	6,306
	Mosaic Co.	4.050%	11/15/27	14,160	13,502
	Nucor Corp.	3.950%	5/23/25	7,139	6,940
	Nucor Corp.	2.000%	6/1/25	19,606	18,444
	Nucor Corp.	4.300%	5/23/27	4,672	4,531
	Nucor Corp.	3.950%	5/1/28	4,915	4,672
	Nutrien Ltd.	5.900%	11/7/24	5,945	5,943
	Nutrien Ltd.	3.000%	4/1/25	7,617	7,298
	Nutrien Ltd.	5.950%	11/7/25	8,293	8,343
	Nutrien Ltd.	4.000%	12/15/26	14,570	13,920
	Nutrien Ltd.	4.900%	3/27/28	14,422	14,098
	Packaging Corp. of America	3.650%	9/15/24	7,498	7,327
	Packaging Corp. of America	3.400%	12/15/27	8,923	8,315
	PPG Industries Inc.	1.200%	3/15/26	17,008	15,342
	PPG Industries Inc.	3.750%	3/15/28	4,700	4,429
	Reliance Steel & Aluminum Co.	1.300%	8/15/25	5,925	5,446
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	13,052	14,245
	RPM International Inc.	3.750%	3/15/27	14,592	13,684
	Sherwin-Williams Co.	3.450%	8/1/25	8,695	8,370
	Sherwin-Williams Co.	4.250%	8/8/25	3,427	3,353
	Sherwin-Williams Co.	3.450%	6/1/27	16,825	15,860
	Sonoco Products Co.	2.250%	2/1/27	8,398	7,507
	Southern Copper Corp.	3.875%	4/23/25	8,695	8,431
	Steel Dynamics Inc.	2.800%	12/15/24	14,897	14,352
	Steel Dynamics Inc.	2.400%	6/15/25	18,693	17,601
	Vulcan Materials Co.	4.500%	4/1/25	7,256	7,132
	Vulcan Materials Co.	3.900%	4/1/27	9,747	9,329
	Westlake Corp.	3.600%	8/15/26	18,751	17,775

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	WRKCo Inc.	3.000%	9/15/24	3,156	3,056
	WRKCo Inc.	3.750%	3/15/25	24,065	23,354
	WRKCo Inc.	4.650%	3/15/26	6,888	6,701
	WRKCo Inc.	4.000%	3/15/28	10,448	9,749
	WRKCo Inc.	3.900%	6/1/28	12,838	11,915
					808,131
Real Estate (3.9%)
	Agree LP	2.000%	6/15/28	4,376	3,672
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	15,616	15,069
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	6,946	6,724
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	7,251	6,958
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	8,743	8,276
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	5,032	4,723
	American Homes 4 Rent LP	4.250%	2/15/28	10,808	10,236
	American Tower Corp.	2.950%	1/15/25	16,965	16,314
	American Tower Corp.	2.400%	3/15/25	15,120	14,363
	American Tower Corp.	4.000%	6/1/25	17,527	16,995
	American Tower Corp.	1.300%	9/15/25	5,783	5,304
	American Tower Corp.	4.400%	2/15/26	11,084	10,782
	American Tower Corp.	1.600%	4/15/26	2,419	2,185
	American Tower Corp.	1.450%	9/15/26	6,889	6,102
	American Tower Corp.	3.375%	10/15/26	25,912	24,286
	American Tower Corp.	2.750%	1/15/27	6,893	6,299
	American Tower Corp.	3.125%	1/15/27	5,895	5,431
	American Tower Corp.	3.650%	3/15/27	8,834	8,291
	American Tower Corp.	3.550%	7/15/27	21,865	20,270
	American Tower Corp.	3.600%	1/15/28	3,957	3,650
	American Tower Corp.	1.500%	1/31/28	4,527	3,800
	American Tower Corp.	5.500%	3/15/28	19,943	19,851
	American Tower Corp.	5.250%	7/15/28	12,625	12,429
[2]	AvalonBay Communities Inc.	3.500%	11/15/24	7,355	7,187
[2]	AvalonBay Communities Inc.	3.450%	6/1/25	9,744	9,432
[2]	AvalonBay Communities Inc.	3.500%	11/15/25	3,080	2,946
[2]	AvalonBay Communities Inc.	2.950%	5/11/26	9,711	9,150
[2]	AvalonBay Communities Inc.	2.900%	10/15/26	2,097	1,943
[2]	AvalonBay Communities Inc.	3.350%	5/15/27	4,155	3,886
[2]	AvalonBay Communities Inc.	3.200%	1/15/28	8,751	8,082
	Boston Properties LP	3.200%	1/15/25	15,872	15,225
	Boston Properties LP	3.650%	2/1/26	26,691	25,149
	Boston Properties LP	2.750%	10/1/26	16,611	14,985
	Boston Properties LP	6.750%	12/1/27	18,635	19,045
	Brandywine Operating Partnership LP	4.100%	10/1/24	4,822	4,619
	Brandywine Operating Partnership LP	3.950%	11/15/27	6,223	5,124
	Brandywine Operating Partnership LP	7.550%	3/15/28	4,955	4,652
	Brixmor Operating Partnership LP	3.850%	2/1/25	15,822	15,260
	Brixmor Operating Partnership LP	4.125%	6/15/26	10,336	9,794
	Brixmor Operating Partnership LP	3.900%	3/15/27	5,524	5,134
	Brixmor Operating Partnership LP	2.250%	4/1/28	5,017	4,275
	CBRE Services Inc.	4.875%	3/1/26	11,104	10,859
	Corporate Office Properties LP	2.250%	3/15/26	12,130	10,954
	Crown Castle Inc.	3.200%	9/1/24	24,396	23,753
	Crown Castle Inc.	1.350%	7/15/25	2,959	2,732
	Crown Castle Inc.	4.450%	2/15/26	15,660	15,257
	Crown Castle Inc.	3.700%	6/15/26	11,385	10,843
	Crown Castle Inc.	1.050%	7/15/26	14,869	13,117
	Crown Castle Inc.	4.000%	3/1/27	12,056	11,449
	Crown Castle Inc.	2.900%	3/15/27	10,329	9,484
	Crown Castle Inc.	5.000%	1/11/28	38,200	37,509
	Crown Castle Inc.	3.800%	2/15/28	14,595	13,580
	Crown Castle Inc.	4.800%	9/1/28	5,325	5,170
	CubeSmart LP	4.000%	11/15/25	8,251	7,904
	CubeSmart LP	3.125%	9/1/26	2,515	2,331
	Digital Realty Trust LP	3.700%	8/15/27	12,809	11,944
	Digital Realty Trust LP	5.550%	1/15/28	24,490	24,448
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Digital Realty Trust LP	4.450%	7/15/28	4,620	4,374
	EPR Properties	4.500%	4/1/25	5,114	4,905
	EPR Properties	4.500%	6/1/27	19,960	18,008
	EPR Properties	4.950%	4/15/28	2,065	1,851
	Equinix Inc.	2.625%	11/18/24	24,058	23,189
	Equinix Inc.	1.250%	7/15/25	5,263	4,854
	Equinix Inc.	1.000%	9/15/25	13,363	12,189
	Equinix Inc.	1.450%	5/15/26	13,676	12,289
	Equinix Inc.	2.900%	11/18/26	3,167	2,931
	Equinix Inc.	1.800%	7/15/27	3,341	2,919
	Equinix Inc.	1.550%	3/15/28	3,073	2,597
	Equinix Inc.	2.000%	5/15/28	6,830	5,834
	ERP Operating LP	3.375%	6/1/25	15,809	15,238
	ERP Operating LP	2.850%	11/1/26	8,714	8,117
	ERP Operating LP	3.250%	8/1/27	4,027	3,727
	Essex Portfolio LP	3.875%	5/1/24	8,120	7,984
	Essex Portfolio LP	3.500%	4/1/25	17,814	17,210
	Essex Portfolio LP	3.375%	4/15/26	3,055	2,900
	Essex Portfolio LP	3.625%	5/1/27	10,097	9,418
	Essex Portfolio LP	1.700%	3/1/28	8,019	6,803
	Extra Space Storage LP	3.500%	7/1/26	8,286	7,795
	Extra Space Storage LP	5.700%	4/1/28	11,069	11,127
	Federal Realty OP LP	1.250%	2/15/26	7,535	6,788
	Federal Realty OP LP	3.250%	7/15/27	9,755	8,968
	Federal Realty OP LP	5.375%	5/1/28	6,695	6,598
	GLP Capital LP	3.350%	9/1/24	6,663	6,465
	GLP Capital LP	5.250%	6/1/25	18,985	18,651
	GLP Capital LP	5.375%	4/15/26	17,366	17,005
	GLP Capital LP	5.750%	6/1/28	10,000	9,715
	Healthcare Realty Holdings LP	3.500%	8/1/26	15,304	14,286
	Healthcare Realty Holdings LP	3.750%	7/1/27	9,480	8,798
	Healthpeak OP LLC	3.400%	2/1/25	9,605	9,285
	Healthpeak OP LLC	4.000%	6/1/25	5,318	5,175
	Healthpeak OP LLC	3.250%	7/15/26	5,201	4,919
	Healthpeak OP LLC	1.350%	2/1/27	5,860	5,142
	Highwoods Realty LP	3.875%	3/1/27	9,923	9,116
	Highwoods Realty LP	4.125%	3/15/28	3,800	3,417
[2]	Host Hotels & Resorts LP	4.000%	6/15/25	11,950	11,539
[2]	Host Hotels & Resorts LP	4.500%	2/1/26	10,873	10,487
	Hudson Pacific Properties LP	3.950%	11/1/27	6,926	5,493
	Hudson Pacific Properties LP	5.950%	2/15/28	6,855	5,792
	Kilroy Realty LP	3.450%	12/15/24	6,580	6,344
	Kilroy Realty LP	4.375%	10/1/25	6,997	6,667
	Kimco Realty OP LLC	3.300%	2/1/25	14,793	14,251
	Kimco Realty OP LLC	2.800%	10/1/26	4,743	4,363
	Kimco Realty OP LLC	3.800%	4/1/27	10,930	10,229
	Kimco Realty OP LLC	1.900%	3/1/28	5,678	4,810
	Kite Realty Group LP	4.000%	10/1/26	10,576	9,649
	Kite Realty Group Trust	4.000%	3/15/25	3,400	3,265
	Mid-America Apartments LP	4.000%	11/15/25	11,800	11,476
	Mid-America Apartments LP	1.100%	9/15/26	4,849	4,284
	Mid-America Apartments LP	3.600%	6/1/27	15,206	14,393
	Mid-America Apartments LP	4.200%	6/15/28	5,990	5,704
	NNN REIT Inc.	4.000%	11/15/25	11,582	11,144
	NNN REIT Inc.	3.600%	12/15/26	6,310	5,893
	NNN REIT Inc.	3.500%	10/15/27	3,600	3,312
	NNN REIT Inc.	4.300%	10/15/28	711	667
	Omega Healthcare Investors Inc.	4.500%	1/15/25	4,783	4,663
	Omega Healthcare Investors Inc.	5.250%	1/15/26	12,362	12,161
	Omega Healthcare Investors Inc.	4.500%	4/1/27	14,789	13,988
	Omega Healthcare Investors Inc.	4.750%	1/15/28	9,260	8,700
	Physicians Realty LP	4.300%	3/15/27	6,964	6,664
	Physicians Realty LP	3.950%	1/15/28	3,210	2,942
	Piedmont Operating Partnership LP	9.250%	7/20/28	7,137	7,298
	Prologis LP	3.250%	6/30/26	9,117	8,645
	Prologis LP	3.250%	10/1/26	11,359	10,733
	Prologis LP	2.125%	4/15/27	10,576	9,532

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prologis LP	3.375%	12/15/27	9,020	8,413
	Prologis LP	4.875%	6/15/28	14,364	14,217
	Public Storage Operating Co.	0.875%	2/15/26	6,423	5,786
	Public Storage Operating Co.	1.500%	11/9/26	14,571	13,112
	Public Storage Operating Co.	3.094%	9/15/27	5,986	5,586
	Public Storage Operating Co.	1.850%	5/1/28	3,928	3,413
	Public Storage Operating Co.	1.950%	11/9/28	5,553	4,777
	Public Storage Operating Co.	5.125%	1/15/29	2,295	2,291
	Realty Income Corp.	3.875%	4/15/25	14,248	13,876
	Realty Income Corp.	4.625%	11/1/25	11,479	11,296
	Realty Income Corp.	0.750%	3/15/26	2,226	1,977
	Realty Income Corp.	4.875%	6/1/26	15,361	15,180
	Realty Income Corp.	4.125%	10/15/26	9,322	9,006
	Realty Income Corp.	3.000%	1/15/27	14,928	13,868
	Realty Income Corp.	3.950%	8/15/27	7,026	6,700
	Realty Income Corp.	3.400%	1/15/28	16,924	15,693
	Realty Income Corp.	2.200%	6/15/28	9,359	8,124
	Regency Centers LP	3.600%	2/1/27	9,785	9,226
	Regency Centers LP	4.125%	3/15/28	5,009	4,704
	Rexford Industrial Realty LP	5.000%	6/15/28	4,055	3,943
	Sabra Health Care LP	5.125%	8/15/26	7,867	7,603
	Simon Property Group LP	2.000%	9/13/24	20,975	20,182
	Simon Property Group LP	3.375%	10/1/24	6,603	6,441
	Simon Property Group LP	3.500%	9/1/25	31,299	30,157
	Simon Property Group LP	3.300%	1/15/26	13,392	12,767
	Simon Property Group LP	3.250%	11/30/26	20,092	18,846
	Simon Property Group LP	1.375%	1/15/27	2,516	2,217
	Simon Property Group LP	3.375%	6/15/27	8,845	8,252
	Simon Property Group LP	3.375%	12/1/27	6,383	5,907
	Simon Property Group LP	1.750%	2/1/28	13,671	11,743
	SITE Centers Corp.	3.625%	2/1/25	7,288	6,935
	SITE Centers Corp.	4.250%	2/1/26	2,472	2,317
	SITE Centers Corp.	4.700%	6/1/27	9,941	9,341
	Spirit Realty LP	4.450%	9/15/26	4,997	4,769
	Spirit Realty LP	3.200%	1/15/27	2,549	2,321
	Spirit Realty LP	2.100%	3/15/28	3,821	3,259
	STORE Capital Corp.	4.500%	3/15/28	5,515	4,935
	Sun Communities Operating LP	2.300%	11/1/28	4,133	3,477
	Tanger Properties LP	3.125%	9/1/26	3,194	2,907
	Tanger Properties LP	3.875%	7/15/27	6,308	5,649
[2]	UDR Inc.	2.950%	9/1/26	3,923	3,626
	Ventas Realty LP	2.650%	1/15/25	6,287	5,994
	Ventas Realty LP	3.500%	2/1/25	7,155	6,887
	Ventas Realty LP	4.125%	1/15/26	13,546	13,035
	Ventas Realty LP	3.250%	10/15/26	9,404	8,689
	Ventas Realty LP	3.850%	4/1/27	9,851	9,248
	Ventas Realty LP	4.000%	3/1/28	7,527	6,995
	VICI Properties LP	4.375%	5/15/25	12,760	12,408
	VICI Properties LP	4.750%	2/15/28	22,895	21,793
	Vornado Realty LP	3.500%	1/15/25	9,567	9,076
	Vornado Realty LP	2.150%	6/1/26	2,410	2,077
	Welltower OP LLC	4.000%	6/1/25	22,005	21,338
	Welltower OP LLC	4.250%	4/1/26	8,728	8,450
	Welltower OP LLC	2.700%	2/15/27	12,418	11,387
	Welltower OP LLC	4.250%	4/15/28	13,277	12,561
	Weyerhaeuser Co.	4.750%	5/15/26	9,847	9,691
	WP Carey Inc.	4.000%	2/1/25	10,054	9,792
	WP Carey Inc.	4.250%	10/1/26	4,406	4,236
					1,683,403
Technology (7.7%)
	Adobe Inc.	1.900%	2/1/25	6,716	6,421
	Adobe Inc.	3.250%	2/1/25	20,735	20,187
	Adobe Inc.	2.150%	2/1/27	8,438	7,746
	Analog Devices Inc.	2.950%	4/1/25	11,078	10,689
	Analog Devices Inc.	3.500%	12/5/26	7,754	7,425
[3]	Analog Devices Inc.	3.450%	6/15/27	10,583	9,997
	Apple Inc.	1.800%	9/11/24	5,702	5,503
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Apple Inc.	2.750%	1/13/25	34,457	33,379
Apple Inc.	2.500%	2/9/25	32,337	31,170
Apple Inc.	1.125%	5/11/25	44,944	42,046
Apple Inc.	3.200%	5/13/25	31,064	30,136
Apple Inc.	0.550%	8/20/25	17,932	16,478
Apple Inc.	0.700%	2/8/26	34,206	30,933
Apple Inc.	3.250%	2/23/26	62,858	60,436
Apple Inc.	2.450%	8/4/26	33,510	31,372
Apple Inc.	2.050%	9/11/26	27,463	25,359
Apple Inc.	3.350%	2/9/27	33,306	31,825
Apple Inc.	3.200%	5/11/27	51,230	48,647
Apple Inc.	3.000%	6/20/27	28,934	27,301
Apple Inc.	2.900%	9/12/27	32,386	30,298
Apple Inc.	3.000%	11/13/27	28,690	26,923
Apple Inc.	1.200%	2/8/28	33,754	29,154
Apple Inc.	4.000%	5/10/28	34,130	33,337
Apple Inc.	1.400%	8/5/28	40,893	35,174
Applied Materials Inc.	3.900%	10/1/25	15,470	15,082
Applied Materials Inc.	3.300%	4/1/27	13,608	12,927
Arrow Electronics Inc.	3.250%	9/8/24	8,687	8,447
Arrow Electronics Inc.	4.000%	4/1/25	6,230	6,050
Arrow Electronics Inc.	3.875%	1/12/28	10,950	10,123
Autodesk Inc.	4.375%	6/15/25	6,114	5,996
Autodesk Inc.	3.500%	6/15/27	10,081	9,524
Automatic Data Processing Inc.	3.375%	9/15/25	28,046	27,133
Automatic Data Processing Inc.	1.700%	5/15/28	14,282	12,502
Avnet Inc.	4.625%	4/15/26	4,040	3,910
Avnet Inc.	6.250%	3/15/28	10,350	10,431
Broadcom Corp.	3.875%	1/15/27	68,310	64,889
Broadcom Corp.	3.500%	1/15/28	9,475	8,735
Broadcom Inc.	3.625%	10/15/24	5,681	5,556
Broadcom Inc.	3.150%	11/15/25	9,419	8,959
Broadcom Inc.	3.459%	9/15/26	14,108	13,354
Broadcom Inc.	4.110%	9/15/28	15,000	14,110
Broadridge Financial Solutions Inc.	3.400%	6/27/26	5,298	5,013
Cadence Design Systems Inc.	4.375%	10/15/24	4,475	4,415
CDW LLC	4.125%	5/1/25	13,299	12,874
CDW LLC	2.670%	12/1/26	10,493	9,540
CGI Inc.	1.450%	9/14/26	11,658	10,312
Cintas Corp. No. 2	3.700%	4/1/27	26,059	24,983
Cisco Systems Inc.	3.500%	6/15/25	4,296	4,179
Cisco Systems Inc.	2.950%	2/28/26	19,015	18,241
Cisco Systems Inc.	2.500%	9/20/26	26,067	24,399
Concentrix Corp.	6.650%	8/2/26	15,750	15,747
Concentrix Corp.	6.600%	8/2/28	16,000	15,667
Dell International LLC	5.850%	7/15/25	2,899	2,904
Dell International LLC	6.020%	6/15/26	59,335	59,938
Dell International LLC	4.900%	10/1/26	35,923	35,259
Dell International LLC	6.100%	7/15/27	11,241	11,502
Dell International LLC	5.250%	2/1/28	22,670	22,617
DXC Technology Co.	1.800%	9/15/26	10,035	8,809
Equifax Inc.	2.600%	12/1/24	25,190	24,209
Equifax Inc.	2.600%	12/15/25	13,927	13,011
Equifax Inc.	5.100%	12/15/27	7,378	7,277
Equifax Inc.	5.100%	6/1/28	21,882	21,409
Fidelity National Information Services Inc.	4.500%	7/15/25	17,589	17,243
Fidelity National Information Services Inc.	1.150%	3/1/26	24,387	21,950
Fidelity National Information Services Inc.	4.700%	7/15/27	7,638	7,497
Fidelity National Information Services Inc.	1.650%	3/1/28	11,695	10,030
Fiserv Inc.	3.850%	6/1/25	7,465	7,244
Fiserv Inc.	3.200%	7/1/26	40,610	38,308
Fiserv Inc.	2.250%	6/1/27	22,876	20,514
Fiserv Inc.	5.450%	3/2/28	15,948	16,038

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fiserv Inc.	5.375%	8/21/28	4,291	4,303
	Flex Ltd.	4.750%	6/15/25	12,989	12,730
	Flex Ltd.	3.750%	2/1/26	18,757	17,911
	Fortinet Inc.	1.000%	3/15/26	9,265	8,274
	Genpact Luxembourg Sarl	3.375%	12/1/24	9,857	9,507
	Harman International Industries Inc.	4.150%	5/15/25	2,893	2,816
	Hewlett Packard Enterprise Co.	5.900%	10/1/24	15,414	15,442
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	39,639	39,106
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	18,654	17,017
	Hewlett Packard Enterprise Co.	5.250%	7/1/28	14,725	14,601
	HP Inc.	2.200%	6/17/25	29,786	28,075
	HP Inc.	1.450%	6/17/26	7,179	6,468
	HP Inc.	3.000%	6/17/27	17,177	15,789
	HP Inc.	4.750%	1/15/28	18,081	17,610
	Hubbell Inc.	3.350%	3/1/26	10,695	10,194
	Hubbell Inc.	3.150%	8/15/27	3,695	3,428
	Hubbell Inc.	3.500%	2/15/28	3,125	2,933
	Intel Corp.	3.400%	3/25/25	35,093	34,069
	Intel Corp.	3.700%	7/29/25	49,608	48,189
	Intel Corp.	2.600%	5/19/26	10,532	9,924
	Intel Corp.	3.750%	3/25/27	22,101	21,217
	Intel Corp.	3.150%	5/11/27	24,745	23,167
	Intel Corp.	3.750%	8/5/27	7,421	7,093
	Intel Corp.	4.875%	2/10/28	56,483	56,118
	Intel Corp.	1.600%	8/12/28	6,900	5,930
	International Business Machines Corp.	4.000%	7/27/25	18,830	18,398
	International Business Machines Corp.	7.000%	10/30/25	10,578	10,949
	International Business Machines Corp.	4.500%	2/6/26	19,250	18,937
	International Business Machines Corp.	3.450%	2/19/26	9,206	8,825
	International Business Machines Corp.	3.300%	5/15/26	46,160	43,999
	International Business Machines Corp.	3.300%	1/27/27	9,770	9,232
	International Business Machines Corp.	1.700%	5/15/27	36,207	32,063
	International Business Machines Corp.	4.150%	7/27/27	13,107	12,663
	International Business Machines Corp.	6.220%	8/1/27	6,412	6,740
	International Business Machines Corp.	4.500%	2/6/28	30,760	30,121
	Intuit Inc.	0.950%	7/15/25	15,594	14,406
	Jabil Inc.	1.700%	4/15/26	6,281	5,670
	Jabil Inc.	4.250%	5/15/27	7,955	7,604
	Juniper Networks Inc.	1.200%	12/10/25	13,544	12,250
	KLA Corp.	4.650%	11/1/24	8,410	8,333
	Kyndryl Holdings Inc.	2.050%	10/15/26	11,895	10,458
	Lam Research Corp.	3.800%	3/15/25	13,808	13,486
	Lam Research Corp.	3.750%	3/15/26	11,054	10,717
	Legrand France SA	8.500%	2/15/25	8,325	8,671
	Leidos Inc.	3.625%	5/15/25	5,130	4,943
	Marvell Technology Inc.	1.650%	4/15/26	4,121	3,740
	Marvell Technology Inc.	2.450%	4/15/28	12,999	11,419
[2]	Marvell Technology Inc.	4.875%	6/22/28	8,737	8,487
	Microchip Technology Inc.	4.250%	9/1/25	25,520	24,804
	Micron Technology Inc.	4.975%	2/6/26	3,475	3,424
	Micron Technology Inc.	4.185%	2/15/27	11,579	11,026
	Micron Technology Inc.	5.375%	4/15/28	20,440	20,097
	Microsoft Corp.	2.700%	2/12/25	21,325	20,622
	Microsoft Corp.	3.125%	11/3/25	56,361	54,392
	Microsoft Corp.	2.400%	8/8/26	79,503	74,533
	Microsoft Corp.	3.300%	2/6/27	77,342	74,310
	Moody's Corp.	3.750%	3/24/25	7,284	7,091
	Motorola Solutions Inc.	4.000%	9/1/24	1,920	1,878
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Motorola Solutions Inc.	4.600%	2/23/28	6,226	6,035
	NetApp Inc.	3.300%	9/29/24	2,214	2,151
	NetApp Inc.	1.875%	6/22/25	7,347	6,880
	NetApp Inc.	2.375%	6/22/27	11,623	10,525
	Nokia OYJ	4.375%	6/12/27	8,950	8,441
	NVIDIA Corp.	3.200%	9/16/26	26,908	25,686
	NXP BV	2.700%	5/1/25	9,325	8,879
	NXP BV	5.350%	3/1/26	4,816	4,785
	NXP BV	3.875%	6/18/26	16,546	15,868
	NXP BV	3.150%	5/1/27	14,739	13,651
	NXP BV	4.400%	6/1/27	8,786	8,451
	Oracle Corp.	2.950%	11/15/24	33,839	32,777
	Oracle Corp.	2.500%	4/1/25	77,502	73,809
	Oracle Corp.	2.950%	5/15/25	52,680	50,434
	Oracle Corp.	1.650%	3/25/26	60,588	55,204
	Oracle Corp.	2.650%	7/15/26	44,790	41,591
	Oracle Corp.	2.800%	4/1/27	37,446	34,388
	Oracle Corp.	3.250%	11/15/27	29,964	27,761
	Oracle Corp.	2.300%	3/25/28	63,190	55,605
[3]	Qorvo Inc.	1.750%	12/15/24	7,658	7,200
	QUALCOMM Inc.	3.450%	5/20/25	24,704	23,996
	QUALCOMM Inc.	3.250%	5/20/27	49,227	46,480
	Quanta Services Inc.	0.950%	10/1/24	2,027	1,921
	Roper Technologies Inc.	2.350%	9/15/24	2,791	2,696
	Roper Technologies Inc.	1.000%	9/15/25	20,605	18,868
	Roper Technologies Inc.	3.850%	12/15/25	4,400	4,248
	Roper Technologies Inc.	3.800%	12/15/26	16,944	16,170
	S&P Global Inc.	2.950%	1/22/27	13,800	12,922
	S&P Global Inc.	2.450%	3/1/27	19,831	18,289
	S&P Global Inc.	4.750%	8/1/28	12,200	12,075
	Salesforce Inc.	3.700%	4/11/28	30,765	29,458
	Salesforce Inc.	1.500%	7/15/28	16,167	13,905
	Skyworks Solutions Inc.	1.800%	6/1/26	21,097	18,914
	TD SYNNEX Corp.	1.750%	8/9/26	17,208	15,170
	Texas Instruments Inc.	1.375%	3/12/25	11,973	11,297
	Texas Instruments Inc.	1.125%	9/15/26	5,288	4,743
	Texas Instruments Inc.	4.600%	2/15/28	6,155	6,124
	Texas Instruments Inc.	2.250%	9/4/29	8,687	7,563
	TSMC Arizona Corp.	1.750%	10/25/26	41,048	36,930
	TSMC Arizona Corp.	3.875%	4/22/27	3,710	3,568
	Verisk Analytics Inc.	4.000%	6/15/25	25,662	24,958
	VMware Inc.	4.500%	5/15/25	8,043	7,875
	VMware Inc.	1.400%	8/15/26	28,852	25,577
	VMware Inc.	4.650%	5/15/27	7,560	7,346
	VMware Inc.	3.900%	8/21/27	32,161	30,268
	VMware Inc.	1.800%	8/15/28	4,700	3,939
	Western Digital Corp.	4.750%	2/15/26	47,065	44,844
	Workday Inc.	3.500%	4/1/27	18,367	17,347
					3,354,604
Utilities (5.7%)
	AEP Transmission Co. LLC	3.100%	12/1/26	8,666	8,156
	AES Corp.	1.375%	1/15/26	3,815	3,429
	AES Corp.	5.450%	6/1/28	16,360	16,054
	Alabama Power Co.	3.750%	9/1/27	12,161	11,606
	Ameren Corp.	2.500%	9/15/24	10,046	9,691
	Ameren Corp.	3.650%	2/15/26	7,795	7,455
	Ameren Corp.	1.950%	3/15/27	9,823	8,832
	Ameren Corp.	1.750%	3/15/28	8,025	6,893
	Ameren Illinois Co.	3.250%	3/1/25	2,222	2,155
[2]	American Electric Power Co. Inc.	1.000%	11/1/25	2,895	2,630
	American Electric Power Co. Inc.	5.750%	11/1/27	5,404	5,499
[2]	American Electric Power Co. Inc.	4.300%	12/1/28	5,740	5,469
	American Electric Power Co. Inc.	3.875%	2/15/62	15,719	12,698
	American Water Capital Corp.	3.400%	3/1/25	4,141	4,011
	American Water Capital Corp.	2.950%	9/1/27	12,385	11,421
	Appalachian Power Co.	3.400%	6/1/25	9,537	9,164
[2]	Appalachian Power Co.	3.300%	6/1/27	10,486	9,751

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Arizona Public Service Co.	3.150%	5/15/25	2,069	1,992
	Atmos Energy Corp.	3.000%	6/15/27	17,902	16,780
	Avangrid Inc.	3.150%	12/1/24	13,612	13,135
	Avangrid Inc.	3.200%	4/15/25	7,767	7,436
	Baltimore Gas & Electric Co.	2.400%	8/15/26	5,890	5,452
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,304	6,129
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	17,954	17,569
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	14,690	13,515
	Black Hills Corp.	3.950%	1/15/26	2,565	2,458
	Black Hills Corp.	3.150%	1/15/27	8,399	7,800
	Black Hills Corp.	5.950%	3/15/28	5,117	5,192
[2]	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	9,328	8,606
[2]	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	7,698	7,186
	CenterPoint Energy Inc.	2.500%	9/1/24	12,360	11,932
	CenterPoint Energy Inc.	1.450%	6/1/26	4,987	4,478
	CenterPoint Energy Inc.	5.250%	8/10/26	2,920	2,910
	CenterPoint Energy Resources Corp.	5.250%	3/1/28	22,410	22,374
	Cleco Corporate Holdings LLC	3.743%	5/1/26	12,773	11,997
	CMS Energy Corp.	3.000%	5/15/26	12,755	11,975
	Commonwealth Edison Co.	2.550%	6/15/26	3,284	3,068
	Commonwealth Edison Co.	3.700%	8/15/28	2,041	1,926
[2]	Connecticut Light & Power Co.	0.750%	12/1/25	7,048	6,387
[2]	Connecticut Light & Power Co.	3.200%	3/15/27	19,375	18,220
[2]	Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	4,415	4,099
	Constellation Energy Generation LLC	3.250%	6/1/25	10,916	10,448
	Constellation Energy Generation LLC	5.600%	3/1/28	8,777	8,828
	Consumers Energy Co.	4.650%	3/1/28	10,495	10,397
	Consumers Energy Co.	4.900%	2/15/29	7,500	7,446
[2]	Dominion Energy Inc.	3.300%	3/15/25	7,222	6,973
	Dominion Energy Inc.	3.900%	10/1/25	15,723	15,197
[2]	Dominion Energy Inc.	1.450%	4/15/26	13,277	11,976
[2]	Dominion Energy Inc.	2.850%	8/15/26	9,784	9,098
[2]	Dominion Energy Inc.	3.600%	3/15/27	6,376	6,009
[2]	Dominion Energy Inc.	5.750%	10/1/54	5,920	5,689
	DTE Electric Co.	3.375%	3/1/25	8,346	8,099
[2]	DTE Electric Co.	1.900%	4/1/28	4,307	3,778
[2]	DTE Energy Co.	2.529%	10/1/24	23,359	22,544
	DTE Energy Co.	4.220%	11/1/24	21,965	21,545
[2]	DTE Energy Co.	1.050%	6/1/25	21,587	19,905
	DTE Energy Co.	2.850%	10/1/26	10,841	10,029
	DTE Energy Co.	4.875%	6/1/28	12,245	11,981
[2]	DTE Energy Co.	3.400%	6/15/29	8,064	7,227
	Duke Energy Carolinas LLC	2.950%	12/1/26	4,684	4,414
	Duke Energy Corp.	0.900%	9/15/25	11,274	10,292
	Duke Energy Corp.	5.000%	12/8/25	7,101	7,031
	Duke Energy Corp.	2.650%	9/1/26	35,609	32,945
	Duke Energy Corp.	5.000%	12/8/27	24,644	24,472
	Duke Energy Corp.	4.300%	3/15/28	5,325	5,126
	Duke Energy Corp.	3.250%	1/15/82	10,375	7,671
	Duke Energy Florida LLC	3.200%	1/15/27	25,164	23,792
	Duke Energy Progress LLC	3.250%	8/15/25	2,444	2,356
[2]	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	5,796	5,577
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	6,899	6,702
	Edison International	3.550%	11/15/24	15,934	15,474
	Edison International	4.950%	4/15/25	6,811	6,709
	Edison International	5.750%	6/15/27	15,182	15,218
	Emera US Finance LP	3.550%	6/15/26	18,991	17,955
	Enel Americas SA	4.000%	10/25/26	10,133	9,589
	Enel Chile SA	4.875%	6/12/28	17,338	16,563
	Entergy Arkansas LLC	3.500%	4/1/26	15,946	15,284
	Entergy Corp.	0.900%	9/15/25	18,614	16,907
	Entergy Corp.	2.950%	9/1/26	18,047	16,764
	Entergy Louisiana LLC	0.950%	10/1/24	11,570	10,984
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	5.590%	10/1/24	5,273	5,274
	Entergy Louisiana LLC	5.400%	11/1/24	7,038	7,016
	Entergy Louisiana LLC	2.400%	10/1/26	3,806	3,487
	Evergy Inc.	2.450%	9/15/24	10,853	10,469
	Evergy Kansas Central Inc.	2.550%	7/1/26	12,590	11,721
	Evergy Kansas Central Inc.	3.100%	4/1/27	4,033	3,770
	Evergy Metro Inc.	3.650%	8/15/25	2,140	2,064
[2]	Eversource Energy	3.800%	12/1/23	6,000	5,968
[2]	Eversource Energy	2.900%	10/1/24	4,131	4,007
[2]	Eversource Energy	0.800%	8/15/25	8,475	7,733
[2]	Eversource Energy	1.400%	8/15/26	1,732	1,542
	Eversource Energy	2.900%	3/1/27	19,140	17,625
	Eversource Energy	4.600%	7/1/27	13,819	13,447
[2]	Eversource Energy	3.300%	1/15/28	7,027	6,466
	Eversource Energy	5.450%	3/1/28	38,050	38,187
[2]	Exelon Corp.	3.950%	6/15/25	19,338	18,766
	Exelon Corp.	3.400%	4/15/26	8,051	7,655
	Exelon Corp.	2.750%	3/15/27	18,594	17,072
	Exelon Corp.	5.150%	3/15/28	22,918	22,767
	Florida Power & Light Co.	2.850%	4/1/25	11,691	11,245
	Florida Power & Light Co.	3.125%	12/1/25	10,599	10,152
	Florida Power & Light Co.	4.450%	5/15/26	6,890	6,782
	Florida Power & Light Co.	5.050%	4/1/28	22,495	22,618
	Florida Power & Light Co.	4.400%	5/15/28	25,315	24,765
	Fortis Inc.	3.055%	10/4/26	23,788	22,081
[2]	Georgia Power Co.	2.200%	9/15/24	5,761	5,548
	Georgia Power Co.	3.250%	4/1/26	9,545	9,059
	Georgia Power Co.	3.250%	3/30/27	11,491	10,706
	Georgia Power Co.	4.650%	5/16/28	25,770	25,139
[2]	Gulf Power Co.	3.300%	5/30/27	10,733	10,074
	Iberdrola International BV	5.810%	3/15/25	9,111	9,129
	Interstate Power & Light Co.	3.250%	12/1/24	8,942	8,684
	IPALCO Enterprises Inc.	3.700%	9/1/24	8,388	8,166
	ITC Holdings Corp.	3.250%	6/30/26	13,284	12,544
	ITC Holdings Corp.	3.350%	11/15/27	9,190	8,535
[2]	Louisville Gas & Electric Co.	3.300%	10/1/25	3,566	3,427
	MidAmerican Energy Co.	3.500%	10/15/24	8,059	7,875
	MidAmerican Energy Co.	3.100%	5/1/27	13,153	12,250
	Mississippi Power Co.	3.950%	3/30/28	5,375	5,061
	National Fuel Gas Co.	5.200%	7/15/25	2,342	2,302
	National Fuel Gas Co.	5.500%	1/15/26	17,944	17,739
	National Fuel Gas Co.	5.500%	10/1/26	2,255	2,235
	National Grid plc	5.602%	6/12/28	10,766	10,792
[2]	National Rural Utilities Cooperative Finance Corp.	1.000%	10/18/24	4,346	4,126
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	13,086	12,636
[2]	National Rural Utilities Cooperative Finance Corp.	3.450%	6/15/25	8,364	8,067
	National Rural Utilities Cooperative Finance Corp.	5.450%	10/30/25	11,743	11,777
[2]	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	6,718	6,429
[2]	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	5,808	5,189
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	12,594	11,745
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	13,295	12,398
	National Rural Utilities Cooperative Finance Corp.	4.800%	3/15/28	13,884	13,730
[2]	National Rural Utilities Cooperative Finance Corp.	5.050%	9/15/28	9,675	9,657
[2]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	4,245	4,033
	NextEra Energy Capital Holdings Inc.	4.255%	9/1/24	27,289	26,840
	NextEra Energy Capital Holdings Inc.	6.051%	3/1/25	15,252	15,315
	NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	13,391	13,115

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	24,585	24,656
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	15,012	13,421
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	37,503	35,347
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	18,350	17,891
	NextEra Energy Capital Holdings Inc.	4.900%	2/28/28	35,605	35,021
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	27,459	23,597
	NextEra Energy Capital Holdings Inc.	3.800%	3/15/82	19,280	16,312
	NiSource Inc.	0.950%	8/15/25	34,868	31,954
	NiSource Inc.	3.490%	5/15/27	24,254	22,761
	NiSource Inc.	5.250%	3/30/28	17,187	17,123
	NSTAR Electric Co.	3.200%	5/15/27	15,205	14,245
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	7,900	7,585
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	8,417	7,656
[3]	Oncor Electric Delivery Co. LLC	4.300%	5/15/28	12,536	12,155
	Pacific Gas & Electric Co.	4.950%	6/8/25	5,315	5,201
	Pacific Gas & Electric Co.	3.500%	6/15/25	15,889	15,136
	Pacific Gas & Electric Co.	3.450%	7/1/25	27,086	25,746
	Pacific Gas & Electric Co.	3.150%	1/1/26	43,817	40,792
	Pacific Gas & Electric Co.	2.100%	8/1/27	20,581	17,727
	Pacific Gas & Electric Co.	3.300%	12/1/27	12,180	10,860
	Pacific Gas & Electric Co.	3.750%	7/1/28	20,305	18,248
	Pacific Gas & Electric Co.	6.100%	1/15/29	10,000	9,881
	PECO Energy Co.	3.150%	10/15/25	2,580	2,474
	Pinnacle West Capital Corp.	1.300%	6/15/25	5,064	4,681
	PPL Capital Funding Inc.	3.100%	5/15/26	16,218	15,317
[2]	Public Service Electric & Gas Co.	3.000%	5/15/25	2,383	2,293
[2]	Public Service Electric & Gas Co.	0.950%	3/15/26	5,006	4,545
[2]	Public Service Electric & Gas Co.	2.250%	9/15/26	4,220	3,890
[2]	Public Service Electric & Gas Co.	3.000%	5/15/27	8,021	7,516
[2]	Public Service Electric & Gas Co.	3.700%	5/1/28	2,753	2,613
	Public Service Enterprise Group Inc.	0.800%	8/15/25	5,016	4,580
	Public Service Enterprise Group Inc.	5.850%	11/15/27	14,205	14,476
	Puget Energy Inc.	3.650%	5/15/25	5,910	5,673
	Puget Energy Inc.	2.379%	6/15/28	7,017	6,057
	San Diego Gas & Electric Co.	2.500%	5/15/26	4,380	4,077
	San Diego Gas & Electric Co.	4.950%	8/15/28	6,000	5,950
	Sempra	3.300%	4/1/25	14,670	14,134
	Sempra	3.250%	6/15/27	21,011	19,413
	Sempra	3.400%	2/1/28	9,725	8,999
	Sempra	4.125%	4/1/52	16,516	13,372
	Sierra Pacific Power Co.	2.600%	5/1/26	2,970	2,764
[2]	Southern California Edison Co.	3.700%	8/1/25	24,851	24,018
[2]	Southern California Edison Co.	1.200%	2/1/26	8,905	8,090
[2]	Southern California Edison Co.	4.700%	6/1/27	8,830	8,681
	Southern California Edison Co.	5.850%	11/1/27	19,167	19,629
	Southern California Edison Co.	5.300%	3/1/28	21,510	21,603
	Southern California Gas Co.	3.150%	9/15/24	3,071	2,996
	Southern California Gas Co.	3.200%	6/15/25	5,668	5,455
[2]	Southern California Gas Co.	2.600%	6/15/26	4,233	3,951
	Southern California Gas Co.	2.950%	4/15/27	14,407	13,386
	Southern Co.	5.150%	10/6/25	5,191	5,163
	Southern Co.	3.250%	7/1/26	29,448	27,859
	Southern Co.	4.850%	6/15/28	13,720	13,436
[2]	Southern Co.	4.000%	1/15/51	23,378	21,721
[2]	Southern Co.	3.750%	9/15/51	26,632	22,984
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	8,860	8,358
	Southern Power Co.	4.150%	12/1/25	20,334	19,796
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern Power Co.	0.900%	1/15/26	3,753	3,385
	Southwest Gas Corp.	5.800%	12/1/27	5,315	5,368
	Southwest Gas Corp.	5.450%	3/23/28	12,420	12,380
[2]	Southwestern Electric Power Co.	1.650%	3/15/26	9,939	9,045
[2]	Southwestern Electric Power Co.	2.750%	10/1/26	8,770	8,095
[2]	Southwestern Electric Power Co.	4.100%	9/15/28	10,000	9,468
	Tucson Electric Power Co.	3.050%	3/15/25	5,083	4,898
	Union Electric Co.	2.950%	6/15/27	12,801	11,903
[2]	Virginia Electric & Power Co.	3.100%	5/15/25	4,178	4,010
[2]	Virginia Electric & Power Co.	3.150%	1/15/26	33,003	31,421
[2]	Virginia Electric & Power Co.	2.950%	11/15/26	2,024	1,887
[2]	Virginia Electric & Power Co.	3.500%	3/15/27	15,578	14,721
[2]	Virginia Electric & Power Co.	3.750%	5/15/27	5,870	5,603
[2]	Virginia Electric & Power Co.	3.800%	4/1/28	7,096	6,719
[2]	Virginia Electric & Power Co.	2.875%	7/15/29	5,000	4,440
	WEC Energy Group Inc.	3.550%	6/15/25	3,083	2,944
	WEC Energy Group Inc.	5.000%	9/27/25	2,446	2,423
	WEC Energy Group Inc.	4.750%	1/9/26	8,338	8,227
	WEC Energy Group Inc.	5.150%	10/1/27	16,291	16,241
	WEC Energy Group Inc.	4.750%	1/15/28	13,850	13,566
	Wisconsin Electric Power Co.	2.050%	12/15/24	10,122	9,674
	Wisconsin Power & Light Co.	3.050%	10/15/27	5,564	5,203
	Wisconsin Public Service Corp.	5.350%	11/10/25	5,535	5,540
	Xcel Energy Inc.	3.300%	6/1/25	14,518	13,956
	Xcel Energy Inc.	3.350%	12/1/26	12,362	11,585
	Xcel Energy Inc.	1.750%	3/15/27	14,694	13,027
	Xcel Energy Inc.	4.000%	6/15/28	5,656	5,359
					2,477,878
Total Corporate Bonds (Cost $44,686,260)					42,580,503
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[5]	Vanguard Market Liquidity Fund (Cost $120,850)	5.384%		1,208,656	120,853
Total Investments (99.1%) (Cost $44,996,120)					42,890,367
Other Assets and Liabilities—Net (0.9%)					406,685
Net Assets (100%)					43,297,052
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,851,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $208,099,000, representing 0.5% of net assets.
4	Securities with a value of $4,136,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
REIT—Real Estate Investment Trust.

Short-Term Corporate Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	369	75,204	179

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-IG-S40-V1	6/20/28	USD	300,000	(1.000)	(5,247)	(520)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $44,875,270)	42,769,514
Affiliated Issuers (Cost $120,850)	120,853
Total Investments in Securities	42,890,367
Investment in Vanguard	1,417
Cash	236
Receivables for Investment Securities Sold	482,983
Receivables for Accrued Income	428,769
Receivables for Capital Shares Issued	5,217
Variation Margin Receivable—Centrally Cleared Swap Contracts	116
Total Assets	43,809,105
Liabilities
Payables for Investment Securities Purchased	502,243
Payables for Capital Shares Redeemed	6,430
Payables for Distributions	2,252
Payables to Vanguard	814
Variation Margin Payable—Futures Contracts	314
Total Liabilities	512,053
Net Assets	43,297,052
At August 31, 2023, net assets consisted of:

Paid-in Capital	46,103,504
Total Distributable Earnings (Loss)	(2,806,452)
Net Assets	43,297,052

ETF Shares—Net Assets
Applicable to 485,688,458 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,793,055
Net Asset Value Per Share—ETF Shares	$75.75

Admiral Shares—Net Assets
Applicable to 197,327,265 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,059,942
Net Asset Value Per Share—Admiral Shares	$20.57

Institutional Shares—Net Assets
Applicable to 97,039,421 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,444,055
Net Asset Value Per Share—Institutional Shares	$25.19

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	1,275,628
Total Income	1,275,628
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,006
Management and Administrative—ETF Shares	11,295
Management and Administrative—Admiral Shares	2,610
Management and Administrative—Institutional Shares	1,017
Marketing and Distribution—ETF Shares	2,160
Marketing and Distribution—Admiral Shares	236
Marketing and Distribution—Institutional Shares	93
Custodian Fees	172
Auditing Fees	56
Shareholders’ Reports—ETF Shares	946
Shareholders’ Reports—Admiral Shares	46
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	23
Other Expenses	37
Total Expenses	19,698
Expenses Paid Indirectly	(76)
Net Expenses	19,622
Net Investment Income	1,256,006
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(1,297,774)
Futures Contracts	(178)
Swap Contracts	1,149
Realized Net Gain (Loss)	(1,296,803)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	948,696
Futures Contracts	131
Swap Contracts	(520)
Change in Unrealized Appreciation (Depreciation)	948,307
Net Increase (Decrease) in Net Assets Resulting from Operations	907,510
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,100,000, $25,000, less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($689,715,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,256,006	812,838
Realized Net Gain (Loss)	(1,296,803)	(170,013)
Change in Unrealized Appreciation (Depreciation)	948,307	(3,795,036)
Net Increase (Decrease) in Net Assets Resulting from Operations	907,510	(3,152,211)
Distributions
ETF Shares	(1,047,846)	(762,716)
Admiral Shares	(117,989)	(93,551)
Institutional Shares	(66,109)	(41,778)
Total Distributions	(1,231,944)	(898,045)
Capital Share Transactions
ETF Shares	(6,648,044)	5,597,297
Admiral Shares	(555,646)	(365,977)
Institutional Shares	216,450	166,453
Net Increase (Decrease) from Capital Share Transactions	(6,987,240)	5,397,773
Total Increase (Decrease)	(7,311,674)	1,347,517
Net Assets
Beginning of Period	50,608,726	49,261,209
End of Period	43,297,052	50,608,726

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$76.14	$82.67	$82.95	$81.18	$78.32
Investment Operations
Net Investment Income[1]	2.094	1.319	1.433	2.127	2.311
Net Realized and Unrealized Gain (Loss) on Investments	(.441)	(6.388)	(.250)	1.815	2.826
Total from Investment Operations	1.653	(5.069)	1.183	3.942	5.137
Distributions
Dividends from Net Investment Income	(2.043)	(1.279)	(1.463)	(2.172)	(2.277)
Distributions from Realized Capital Gains	—	(.182)	—	—	—
Total Distributions	(2.043)	(1.461)	(1.463)	(2.172)	(2.277)
Net Asset Value, End of Period	$75.75	$76.14	$82.67	$82.95	$81.18
Total Return	2.23%	-6.19%	1.44%	4.95%	6.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,793	$43,723	$41,569	$31,797	$24,537
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.78%	1.67%	1.73%	2.62%	2.92%
Portfolio Turnover Rate[3]	63%	50%	42%	56%	51%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.70	$22.49	$22.55	$22.06	$21.28
Investment Operations
Net Investment Income[1]	.566	.351	.385	.578	.625
Net Realized and Unrealized Gain (Loss) on Investments	(.126)	(1.741)	(.063)	.485	.777
Total from Investment Operations	.440	(1.390)	.322	1.063	1.402
Distributions
Dividends from Net Investment Income	(.570)	(.350)	(.382)	(.573)	(.622)
Distributions from Realized Capital Gains	—	(.050)	—	—	—
Total Distributions	(.570)	(.400)	(.382)	(.573)	(.622)
Net Asset Value, End of Period	$20.57	$20.70	$22.49	$22.55	$22.06
Total Return[2]	2.17%	-6.24%	1.44%	4.90%	6.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,060	$4,647	$5,435	$4,703	$4,312
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.75%	1.63%	1.71%	2.61%	2.90%
Portfolio Turnover Rate[4]	63%	50%	42%	56%	51%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.34	$27.53	$27.61	$27.00	$26.06
Investment Operations
Net Investment Income[1]	.702	.436	.473	.713	.768
Net Realized and Unrealized Gain (Loss) on Investments	(.149)	(2.131)	(.080)	.604	.939
Total from Investment Operations	.553	(1.695)	.393	1.317	1.707
Distributions
Dividends from Net Investment Income	(.703)	(.434)	(.473)	(.707)	(.767)
Distributions from Realized Capital Gains	—	(.061)	—	—	—
Total Distributions	(.703)	(.495)	(.473)	(.707)	(.767)
Net Asset Value, End of Period	$25.19	$25.34	$27.53	$27.61	$27.00
Total Return	2.22%	-6.21%	1.44%	4.96%	6.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,444	$2,239	$2,258	$1,661	$1,633
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%[2]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.79%	1.65%	1.72%	2.63%	2.92%
Portfolio Turnover Rate[3]	63%	50%	42%	56%	51%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing

Short-Term Corporate Bond Index Fund
brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended August 31, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.

Short-Term Corporate Bond Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,417,000, representing less than 0.01% of the fund’s net assets and 0.57% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $76,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	189,011	—	189,011
Corporate Bonds	—	42,580,503	—	42,580,503
Temporary Cash Investments	120,853	—	—	120,853
Total	120,853	42,769,514	—	42,890,367

Derivative Financial Instruments
Assets
Futures Contracts[1]	179	—	—	179
Liabilities
Swap Contracts	520[1]	—	—	520
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At August 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	179	—	179
Total Assets	179	—	179

Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	520	520
Total Liabilities	—	520	520
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(178)	—	(178)
Swap Contracts	—	1,149	1,149
Realized Net Gain (Loss) on Derivatives	(178)	1,149	971

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	131	—	131
Swap Contracts	—	(520)	(520)
Change in Unrealized Appreciation (Depreciation) on Derivatives	131	(520)	(389)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(689,732)
Total Distributable Earnings (Loss)	689,732

Short-Term Corporate Bond Index Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	105,668
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(2,113,630)
Capital Loss Carryforwards	(796,238)
Qualified Late-Year Losses	—
Other Temporary Differences	(2,252)
Total	(2,806,452)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,231,944	787,576
Long-Term Capital Gains	—	110,469
Total	1,231,944	898,045
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	45,003,477
Gross Unrealized Appreciation	30,858
Gross Unrealized Depreciation	(2,144,488)
Net Unrealized Appreciation (Depreciation)	(2,113,630)
G.  During the year ended August 31, 2023, the fund purchased $25,228,027,000 of investment securities and sold $32,057,597,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $15,446,779,000 and $15,283,026,000, respectively. Purchases and sales include $12,217,398,000 and $18,839,062,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
H.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	12,515,077	165,960	16,731,847	212,128
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,163,121)	(254,500)	(11,134,550)	(140,700)
Net Increase (Decrease)—ETF Shares	(6,648,044)	(88,540)	5,597,297	71,428

Short-Term Corporate Bond Index Fund
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,301,379	63,432	1,793,345	83,336
Issued in Lieu of Cash Distributions	96,193	4,684	75,187	3,492
Redeemed	(1,953,218)	(95,281)	(2,234,509)	(104,008)
Net Increase (Decrease)—Admiral Shares	(555,646)	(27,165)	(365,977)	(17,180)
Institutional Shares
Issued	811,976	32,436	623,048	23,568
Issued in Lieu of Cash Distributions	64,112	2,550	39,344	1,494
Redeemed	(659,638)	(26,302)	(495,939)	(18,721)
Net Increase (Decrease)—Institutional Shares	216,450	8,684	166,453	6,341
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	1.55%	1.75%	2.80%	$13,184
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	1.82	1.72	2.78	13,156
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.64	1.82	2.87	13,273
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Bloomberg U.S. 5–10 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund Admiral Shares	1.30%	1.68%	2.77%	$13,145
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.64	1.82	2.87	13,273
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares	1.28%	1.69%	2.79%	$6,583,508
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.64	1.82	2.87	6,636,372
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	1.82%	8.91%	31.56%
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	1.55	9.06	31.84
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.64	9.45	32.73
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Intermediate-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2023
Corporate Bonds – Communications	8.5%
Corporate Bonds – Consumer Discretionary	6.0
Corporate Bonds – Consumer Staples	7.1
Corporate Bonds – Energy	6.6
Corporate Bonds – Financials	30.2
Corporate Bonds – Health Care	9.6
Corporate Bonds – Industrials	6.2
Corporate Bonds – Materials	3.1
Corporate Bonds – Real Estate	6.2
Corporate Bonds – Technology	8.3
Corporate Bonds – Utilities	8.2
U.S. Government and Agency Obligations	0.0
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Intermediate-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
	United States Treasury Note/Bond (Cost $19,335)	3.875%	8/15/33	19,690	19,336
Corporate Bonds (98.5%)
Communications (8.4%)
	Activision Blizzard Inc.	1.350%	9/15/30	14,890	11,890
	Alphabet Inc.	1.100%	8/15/30	51,875	41,553
	America Movil SAB de CV	3.625%	4/22/29	14,357	13,144
	America Movil SAB de CV	2.875%	5/7/30	34,573	29,825
	America Movil SAB de CV	4.700%	7/21/32	17,105	16,288
	AT&T Inc.	4.350%	3/1/29	72,154	68,251
[1]	AT&T Inc.	4.300%	2/15/30	78,341	73,014
	AT&T Inc.	2.750%	6/1/31	73,574	60,689
	AT&T Inc.	2.250%	2/1/32	62,737	48,930
	Baidu Inc.	4.875%	11/14/28	14,273	13,923
	Baidu Inc.	3.425%	4/7/30	10,702	9,413
	Baidu Inc.	2.375%	10/9/30	4,351	3,530
	Baidu Inc.	2.375%	8/23/31	17,593	13,947
	Bell Telephone Co. of Canada or Bell Canada	5.100%	5/11/33	30,711	29,622
	Booking Holdings Inc.	4.625%	4/13/30	37,391	36,553
	British Telecommunications plc	5.125%	12/4/28	5,803	5,680
	British Telecommunications plc	9.625%	12/15/30	59,157	72,035
	Charter Communications Operating LLC	2.250%	1/15/29	29,765	24,694
	Charter Communications Operating LLC	5.050%	3/30/29	34,024	32,366
	Charter Communications Operating LLC	2.800%	4/1/31	38,323	30,854
	Charter Communications Operating LLC	2.300%	2/1/32	24,750	18,659
	Charter Communications Operating LLC	4.400%	4/1/33	23,961	21,090
	Comcast Corp.	4.150%	10/15/28	90,144	86,876
	Comcast Corp.	4.550%	1/15/29	30,456	29,844
	Comcast Corp.	2.650%	2/1/30	50,213	43,642
	Comcast Corp.	3.400%	4/1/30	42,556	38,745
	Comcast Corp.	4.250%	10/15/30	45,753	43,515
	Comcast Corp.	1.950%	1/15/31	31,595	25,545
	Comcast Corp.	1.500%	2/15/31	44,685	34,944
	Comcast Corp.	5.500%	11/15/32	34,387	35,252
	Comcast Corp.	4.250%	1/15/33	36,223	34,000
	Comcast Corp.	4.650%	2/15/33	27,028	26,367
	Comcast Corp.	4.800%	5/15/33	25,177	24,616
	Deutsche Telekom International Finance BV	8.750%	6/15/30	90,524	106,464
	Deutsche Telekom International Finance BV	9.250%	6/1/32	9,467	11,905
	Discovery Communications LLC	4.125%	5/15/29	15,523	14,249
	Discovery Communications LLC	3.625%	5/15/30	34,034	29,870
	Electronic Arts Inc.	1.850%	2/15/31	13,407	10,721
	Expedia Group Inc.	3.250%	2/15/30	25,508	22,209
	Expedia Group Inc.	2.950%	3/15/31	16,228	13,571
	FactSet Research Systems Inc.	3.450%	3/1/32	12,345	10,451
	Fox Corp.	4.709%	1/25/29	49,451	47,667
	Fox Corp.	3.500%	4/8/30	15,332	13,695
	Grupo Televisa SAB	8.500%	3/11/32	4,505	5,235
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	4,333	4,146
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	20,896	19,926
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	6,837	5,521
	Koninklijke KPN NV	8.375%	10/1/30	14,434	16,418
	Meta Platforms Inc.	4.800%	5/15/30	26,508	26,376
	Meta Platforms Inc.	3.850%	8/15/32	75,885	69,635
	Meta Platforms Inc.	4.950%	5/15/33	44,955	44,698
	Netflix Inc.	5.875%	11/15/28	37,255	38,310
	Netflix Inc.	6.375%	5/15/29	27,647	29,097
	Omnicom Group Inc.	2.450%	4/30/30	15,560	12,897
	Omnicom Group Inc.	4.200%	6/1/30	20,089	18,546
	Omnicom Group Inc.	2.600%	8/1/31	6,648	5,439
	Orange SA	9.000%	3/1/31	56,628	68,656
	Paramount Global	4.200%	6/1/29	13,517	12,077
	Paramount Global	7.875%	7/30/30	22,477	23,780
	Paramount Global	4.950%	1/15/31	31,437	28,078
	Paramount Global	4.200%	5/19/32	23,723	19,735
	Paramount Global	5.500%	5/15/33	11,610	10,506
	Rogers Communications Inc.	3.800%	3/15/32	46,220	39,507
	Sprint Capital Corp.	6.875%	11/15/28	60,785	64,223
	Sprint Capital Corp.	8.750%	3/15/32	48,579	57,883
	Take-Two Interactive Software Inc.	4.000%	4/14/32	14,630	13,136
	Telefonica Europe BV	8.250%	9/15/30	34,798	39,677
	TELUS Corp.	3.400%	5/13/32	22,583	18,991
	Tencent Music Entertainment Group	2.000%	9/3/30	12,386	9,640
	Time Warner Cable Enterprises LLC	8.375%	7/15/33	12,927	14,368
	T-Mobile USA Inc.	2.625%	2/15/29	7,201	6,239
	T-Mobile USA Inc.	2.400%	3/15/29	14,641	12,593
	T-Mobile USA Inc.	3.375%	4/15/29	51,625	46,301
	T-Mobile USA Inc.	3.875%	4/15/30	187,438	170,710
	T-Mobile USA Inc.	2.550%	2/15/31	56,823	46,806
	T-Mobile USA Inc.	2.875%	2/15/31	29,261	24,625
	T-Mobile USA Inc.	3.500%	4/15/31	72,104	62,958
	T-Mobile USA Inc.	2.250%	11/15/31	7,587	6,018
	T-Mobile USA Inc.	2.700%	3/15/32	40,716	33,092
	T-Mobile USA Inc.	5.200%	1/15/33	32,842	32,185
	T-Mobile USA Inc.	5.050%	7/15/33	55,708	53,758
[1]	TWDC Enterprises 18 Corp.	7.000%	3/1/32	8,579	9,621
	VeriSign Inc.	2.700%	6/15/31	20,380	16,694
	Verizon Communications Inc.	4.329%	9/21/28	95,191	91,142
	Verizon Communications Inc.	3.875%	2/8/29	24,235	22,622
	Verizon Communications Inc.	4.016%	12/3/29	111,055	103,135
	Verizon Communications Inc.	3.150%	3/22/30	29,281	25,661
	Verizon Communications Inc.	1.500%	9/18/30	9,811	7,657
	Verizon Communications Inc.	1.680%	10/30/30	34,237	26,784
	Verizon Communications Inc.	7.750%	12/1/30	17,629	20,150
	Verizon Communications Inc.	1.750%	1/20/31	52,757	41,032
	Verizon Communications Inc.	2.550%	3/21/31	94,830	78,040
	Verizon Communications Inc.	2.355%	3/15/32	112,551	89,010
	Verizon Communications Inc.	5.050%	5/9/33	27,348	26,523
	Verizon Communications Inc.	4.500%	8/10/33	51,000	47,121
	Vodafone Group plc	7.875%	2/15/30	17,863	20,120
	Vodafone Group plc	6.250%	11/30/32	12,740	13,332
	Walt Disney Co.	2.000%	9/1/29	44,375	37,631
	Walt Disney Co.	3.800%	3/22/30	25,916	24,236
	Walt Disney Co.	2.650%	1/13/31	56,924	48,740
	Walt Disney Co.	6.550%	3/15/33	6,225	6,877
	Warnermedia Holdings Inc.	4.054%	3/15/29	36,551	33,604

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Warnermedia Holdings Inc.	4.279%	3/15/32	120,075	105,946
	Weibo Corp.	3.375%	7/8/30	18,301	14,335
	WPP Finance 2010	3.750%	9/19/24	1	—
					3,501,897
Consumer Discretionary (6.0%)
	Advance Auto Parts Inc.	3.900%	4/15/30	12,272	10,615
	Advance Auto Parts Inc.	3.500%	3/15/32	6,712	5,398
	Alibaba Group Holding Ltd.	2.125%	2/9/31	40,642	32,573
	Amazon.com Inc.	3.450%	4/13/29	16,484	15,501
	Amazon.com Inc.	4.650%	12/1/29	42,809	42,647
	Amazon.com Inc.	1.500%	6/3/30	46,483	37,761
	Amazon.com Inc.	2.100%	5/12/31	88,230	73,202
	Amazon.com Inc.	3.600%	4/13/32	58,082	53,392
	Amazon.com Inc.	4.700%	12/1/32	70,417	69,946
[1]	American Honda Finance Corp.	2.250%	1/12/29	19,935	17,366
	American Honda Finance Corp.	4.600%	4/17/30	18,784	18,268
[1]	American Honda Finance Corp.	1.800%	1/13/31	14,141	11,329
	Aptiv plc	4.350%	3/15/29	7,421	7,153
	Aptiv plc	3.250%	3/1/32	19,237	16,296
	AutoNation Inc.	4.750%	6/1/30	14,182	13,196
	AutoNation Inc.	2.400%	8/1/31	17,495	13,457
	AutoNation Inc.	3.850%	3/1/32	17,448	14,757
	AutoZone Inc.	3.750%	4/18/29	19,406	17,873
	AutoZone Inc.	4.000%	4/15/30	10,273	9,509
	AutoZone Inc.	1.650%	1/15/31	17,200	13,365
	AutoZone Inc.	4.750%	8/1/32	23,367	22,348
	AutoZone Inc.	4.750%	2/1/33	15,392	14,581
	AutoZone Inc.	5.200%	8/1/33	10,370	10,130
	Best Buy Co. Inc.	4.450%	10/1/28	10,078	9,747
	Best Buy Co. Inc.	1.950%	10/1/30	12,663	10,147
	Block Financial LLC	3.875%	8/15/30	17,821	15,740
	BorgWarner Inc.	3.375%	3/15/25	1	1
	BorgWarner Inc.	2.650%	7/1/27	1	—
	Brunswick Corp.	2.400%	8/18/31	19,927	15,276
	Brunswick Corp.	4.400%	9/15/32	6,032	5,178
	Choice Hotels International Inc.	3.700%	12/1/29	10,141	8,962
	Choice Hotels International Inc.	3.700%	1/15/31	12,867	11,038
	Dick's Sporting Goods Inc.	3.150%	1/15/32	18,571	14,797
	eBay Inc.	2.700%	3/11/30	26,938	22,961
	eBay Inc.	2.600%	5/10/31	7,864	6,502
	eBay Inc.	6.300%	11/22/32	16,459	17,345
[1]	Emory University	2.143%	9/1/30	10,320	8,589
	Fortune Brands Innovations Inc.	3.250%	9/15/29	13,765	12,125
	Fortune Brands Innovations Inc.	4.000%	3/25/32	11,331	9,971
	Fortune Brands Innovations Inc.	5.875%	6/1/33	15,425	15,375
	General Motors Co.	5.000%	10/1/28	14,069	13,647
	General Motors Co.	5.400%	10/15/29	20,230	19,555
	General Motors Co.	5.600%	10/15/32	38,504	37,152
	General Motors Financial Co. Inc.	2.400%	10/15/28	24,992	21,142
	General Motors Financial Co. Inc.	5.650%	1/17/29	20,281	19,937
	General Motors Financial Co. Inc.	4.300%	4/6/29	34,135	31,205
	General Motors Financial Co. Inc.	5.850%	4/6/30	12,485	12,205
	General Motors Financial Co. Inc.	3.600%	6/21/30	22,525	19,345
	General Motors Financial Co. Inc.	2.350%	1/8/31	9,208	7,152
	General Motors Financial Co. Inc.	2.700%	6/10/31	27,371	21,595
	General Motors Financial Co. Inc.	3.100%	1/12/32	36,310	29,018
	General Motors Financial Co. Inc.	6.400%	1/9/33	28,351	28,568
	Genuine Parts Co.	1.875%	11/1/30	12,662	9,920
	Genuine Parts Co.	2.750%	2/1/32	5,299	4,309
	Hasbro Inc.	3.900%	11/19/29	26,147	23,747
	Home Depot Inc.	1.500%	9/15/28	17,566	14,995
	Home Depot Inc.	3.900%	12/6/28	7,217	6,938
	Home Depot Inc.	2.950%	6/15/29	31,374	28,501
	Home Depot Inc.	2.700%	4/15/30	34,677	30,472
	Home Depot Inc.	1.375%	3/15/31	39,053	30,545
	Home Depot Inc.	1.875%	9/15/31	43,391	34,891
	Home Depot Inc.	3.250%	4/15/32	54,322	48,248
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	4.500%	9/15/32	21,964	21,437
	Honda Motor Co. Ltd.	2.967%	3/10/32	17,016	14,853
	Hyatt Hotels Corp.	4.375%	9/15/28	7,076	6,674
	Hyatt Hotels Corp.	5.750%	4/23/30	11,082	11,093
	JD.com Inc.	3.375%	1/14/30	17,138	15,081
[1]	Johns Hopkins University	4.705%	7/1/32	6,390	6,346
	Lear Corp.	4.250%	5/15/29	11,484	10,673
	Lear Corp.	3.500%	5/30/30	8,475	7,401
	Lear Corp.	2.600%	1/15/32	3,320	2,589
	Leggett & Platt Inc.	4.400%	3/15/29	17,270	16,321
[2]	LKQ Corp.	6.250%	6/15/33	13,547	13,443
	Lowe's Cos. Inc.	1.700%	9/15/28	30,861	26,280
	Lowe's Cos. Inc.	3.650%	4/5/29	42,187	39,171
	Lowe's Cos. Inc.	4.500%	4/15/30	35,645	34,318
	Lowe's Cos. Inc.	1.700%	10/15/30	32,269	25,617
	Lowe's Cos. Inc.	2.625%	4/1/31	38,094	31,921
	Lowe's Cos. Inc.	3.750%	4/1/32	25,542	22,889
	Lowe's Cos. Inc.	5.150%	7/1/33	30,950	30,584
	Magna International Inc.	2.450%	6/15/30	18,066	15,208
	Magna International Inc.	5.500%	3/21/33	12,215	12,367
[1]	Marriott International Inc.	4.650%	12/1/28	6,968	6,707
	Marriott International Inc.	4.900%	4/15/29	27,446	26,707
[1]	Marriott International Inc.	4.625%	6/15/30	22,088	20,918
[1]	Marriott International Inc.	2.850%	4/15/31	23,683	19,665
[1]	Marriott International Inc.	3.500%	10/15/32	15,319	13,011
[1]	Marriott International Inc.	2.750%	10/15/33	385	301
	Masco Corp.	2.000%	10/1/30	8,939	7,071
	Masco Corp.	2.000%	2/15/31	15,053	11,890
[1]	McDonald's Corp.	2.625%	9/1/29	33,888	29,982
[1]	McDonald's Corp.	2.125%	3/1/30	4,071	3,433
[1]	McDonald's Corp.	3.600%	7/1/30	32,823	30,203
[1]	McDonald's Corp.	4.600%	9/9/32	4,698	4,587
	McDonald's Corp.	4.950%	8/14/33	20,000	19,806
	MDC Holdings Inc.	2.500%	1/15/31	17,706	13,726
[2]	Mercedes-Benz Finance North America LLC	3.100%	8/15/29	12,937	11,593
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	32,438	39,563
[2]	Mercedes-Benz Finance North America LLC	2.450%	3/2/31	6,720	5,623
	Mohawk Industries Inc.	3.625%	5/15/30	12,350	11,099
	NIKE Inc.	2.850%	3/27/30	33,750	30,086
	NVR Inc.	3.000%	5/15/30	22,287	19,081
	O'Reilly Automotive Inc.	3.900%	6/1/29	14,675	13,776
	O'Reilly Automotive Inc.	4.200%	4/1/30	17,761	16,654
	O'Reilly Automotive Inc.	1.750%	3/15/31	5,597	4,405
	O'Reilly Automotive Inc.	4.700%	6/15/32	18,575	17,746
	Owens Corning	3.950%	8/15/29	10,966	10,205
	Owens Corning	3.875%	6/1/30	8,796	8,003
	PulteGroup Inc.	7.875%	6/15/32	7,287	8,332
	PulteGroup Inc.	6.375%	5/15/33	8,772	9,128
	Ralph Lauren Corp.	2.950%	6/15/30	18,176	15,979
	Ross Stores Inc.	1.875%	4/15/31	13,300	10,442
	Sands China Ltd.	3.350%	3/8/29	15,775	13,136
	Sands China Ltd.	4.875%	6/18/30	16,725	14,604
	Sands China Ltd.	3.500%	8/8/31	14,275	11,426
	Stanley Black & Decker Inc.	4.250%	11/15/28	7,642	7,261
	Stanley Black & Decker Inc.	2.300%	3/15/30	17,565	14,550
	Stanley Black & Decker Inc.	3.000%	5/15/32	9,276	7,798
	Starbucks Corp.	4.000%	11/15/28	24,178	23,155
	Starbucks Corp.	3.550%	8/15/29	24,068	22,295
	Starbucks Corp.	2.250%	3/12/30	14,962	12,615
	Starbucks Corp.	2.550%	11/15/30	39,728	33,683
	Starbucks Corp.	3.000%	2/14/32	22,423	19,233
	Starbucks Corp.	4.800%	2/15/33	10,888	10,627
	Tapestry Inc.	3.050%	3/15/32	10,045	7,703
	TJX Cos. Inc.	3.875%	4/15/30	12,513	11,806

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TJX Cos. Inc.	1.600%	5/15/31	4,118	3,306
	Toll Brothers Finance Corp.	3.800%	11/1/29	10,385	9,261
	Toyota Motor Corp.	2.760%	7/2/29	10,432	9,370
	Toyota Motor Corp.	2.362%	3/25/31	10,626	8,937
	Toyota Motor Corp.	5.123%	7/13/33	10,475	10,585
	Toyota Motor Credit Corp.	3.650%	1/8/29	14,102	13,308
[1]	Toyota Motor Credit Corp.	4.450%	6/29/29	22,292	21,857
[1]	Toyota Motor Credit Corp.	2.150%	2/13/30	15,198	12,899
[1]	Toyota Motor Credit Corp.	3.375%	4/1/30	27,414	24,933
	Toyota Motor Credit Corp.	4.550%	5/17/30	15,598	15,192
[1]	Toyota Motor Credit Corp.	1.650%	1/10/31	13,450	10,722
	Toyota Motor Credit Corp.	1.900%	9/12/31	12,178	9,736
[1]	Toyota Motor Credit Corp.	2.400%	1/13/32	4,913	4,062
	Toyota Motor Credit Corp.	4.700%	1/12/33	12,845	12,593
	Tractor Supply Co.	1.750%	11/1/30	15,868	12,414
	Tractor Supply Co.	5.250%	5/15/33	18,032	17,635
	VF Corp.	2.950%	4/23/30	18,433	15,299
	Whirlpool Corp.	4.750%	2/26/29	16,933	16,474
	Whirlpool Corp.	2.400%	5/15/31	2,863	2,319
	Whirlpool Corp.	4.700%	5/14/32	7,314	6,916
	Whirlpool Corp.	5.500%	3/1/33	5,000	4,959
[1]	Yale University	1.482%	4/15/30	12,790	10,474
					2,484,635
Consumer Staples (7.0%)
	Ahold Finance USA LLC	6.875%	5/1/29	7,108	7,596
	Altria Group Inc.	4.800%	2/14/29	49,265	47,734
	Altria Group Inc.	3.400%	5/6/30	6,165	5,422
	Altria Group Inc.	2.450%	2/4/32	46,097	35,970
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	117,833	116,761
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	40,737	37,466
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	12,616	12,657
	Archer-Daniels-Midland Co.	3.250%	3/27/30	20,379	18,529
	Archer-Daniels-Midland Co.	2.900%	3/1/32	14,163	12,218
	Archer-Daniels-Midland Co.	5.935%	10/1/32	4,505	4,797
	Avery Dennison Corp.	4.875%	12/6/28	6,374	6,231
	Avery Dennison Corp.	2.650%	4/30/30	21,852	18,207
	Avery Dennison Corp.	2.250%	2/15/32	4,806	3,719
	Avery Dennison Corp.	5.750%	3/15/33	9,550	9,637
	BAT Capital Corp.	3.462%	9/6/29	4,345	3,789
	BAT Capital Corp.	4.906%	4/2/30	28,749	27,063
	BAT Capital Corp.	6.343%	8/2/30	24,735	24,896
	BAT Capital Corp.	2.726%	3/25/31	30,020	23,761
	BAT Capital Corp.	4.742%	3/16/32	29,196	26,355
	BAT Capital Corp.	7.750%	10/19/32	16,551	17,947
	BAT Capital Corp.	6.421%	8/2/33	24,500	24,445
	BAT International Finance plc	5.931%	2/2/29	9,735	9,696
	Brown-Forman Corp.	4.750%	4/15/33	13,832	13,673
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	25,522	21,352
	Campbell Soup Co.	2.375%	4/24/30	18,363	15,294
	Church & Dwight Co. Inc.	5.600%	11/15/32	21,565	22,305
	Clorox Co.	4.400%	5/1/29	12,151	11,758
	Clorox Co.	1.800%	5/15/30	9,764	7,932
	Clorox Co.	4.600%	5/1/32	19,055	18,426
	Coca-Cola Co.	2.125%	9/6/29	14,095	12,305
	Coca-Cola Co.	3.450%	3/25/30	31,870	29,617
	Coca-Cola Co.	1.650%	6/1/30	43,005	35,421
	Coca-Cola Co.	2.000%	3/5/31	31,834	26,456
	Coca-Cola Co.	1.375%	3/15/31	47,257	37,286
	Coca-Cola Co.	2.250%	1/5/32	45,232	37,936
	Coca-Cola Femsa SAB de CV	2.750%	1/22/30	27,536	24,164
	Coca-Cola Femsa SAB de CV	1.850%	9/1/32	16,580	12,781
	Colgate-Palmolive Co.	3.250%	8/15/32	9,490	8,573
	Colgate-Palmolive Co.	4.600%	3/1/33	15,076	15,081
	Conagra Brands Inc.	4.850%	11/1/28	32,739	31,854
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Brands Inc.	4.650%	11/15/28	13,604	13,219
	Constellation Brands Inc.	3.150%	8/1/29	22,844	20,412
	Constellation Brands Inc.	2.875%	5/1/30	21,214	18,279
	Constellation Brands Inc.	2.250%	8/1/31	23,429	18,830
	Constellation Brands Inc.	4.750%	5/9/32	14,625	14,015
	Constellation Brands Inc.	4.900%	5/1/33	18,415	17,750
	Costco Wholesale Corp.	1.600%	4/20/30	33,399	27,549
	Costco Wholesale Corp.	1.750%	4/20/32	39,128	31,044
	Diageo Capital plc	2.375%	10/24/29	23,463	20,272
	Diageo Capital plc	2.000%	4/29/30	30,206	25,190
	Diageo Capital plc	2.125%	4/29/32	17,638	14,179
	Diageo Capital plc	5.500%	1/24/33	17,679	18,350
	Dollar General Corp.	3.500%	4/3/30	34,014	30,208
	Dollar General Corp.	5.000%	11/1/32	16,238	15,438
	Dollar General Corp.	5.450%	7/5/33	20,699	20,065
	Dollar Tree Inc.	2.650%	12/1/31	20,015	16,141
	Estee Lauder Cos. Inc.	2.375%	12/1/29	7,538	6,456
	Estee Lauder Cos. Inc.	2.600%	4/15/30	26,526	22,874
	Estee Lauder Cos. Inc.	1.950%	3/15/31	19,813	15,992
	Estee Lauder Cos. Inc.	4.650%	5/15/33	18,789	18,188
	Flowers Foods Inc.	2.400%	3/15/31	12,141	9,829
	General Mills Inc.	2.875%	4/15/30	10,996	9,594
	General Mills Inc.	2.250%	10/14/31	11,838	9,551
	General Mills Inc.	4.950%	3/29/33	32,742	31,903
	Haleon US Capital LLC	3.375%	3/24/29	24,439	22,340
	Haleon US Capital LLC	3.625%	3/24/32	48,843	43,319
	Hershey Co.	1.700%	6/1/30	7,399	6,067
	Hershey Co.	4.500%	5/4/33	10,428	10,189
	Hormel Foods Corp.	1.800%	6/11/30	24,606	20,341
	Ingredion Inc.	2.900%	6/1/30	14,681	12,576
	J M Smucker Co.	2.375%	3/15/30	2,600	2,191
	J M Smucker Co.	2.125%	3/15/32	9,970	7,907
	JBS USA LUX SA	5.500%	1/15/30	34,497	33,344
	JBS USA LUX SA	3.750%	12/1/31	17,847	14,824
	JBS USA LUX SA	3.625%	1/15/32	21,957	17,999
[2]	JBS USA LUX SA	3.000%	5/15/32	275	214
	JBS USA LUX SA	3.000%	5/15/32	17,526	13,660
	JBS USA LUX SA	5.750%	4/1/33	58,577	56,089
	Kellogg Co.	2.100%	6/1/30	18,762	15,360
[1]	Kellogg Co.	7.450%	4/1/31	6,009	6,774
	Kellogg Co.	5.250%	3/1/33	5,689	5,616
[2]	Kenvue Inc.	5.000%	3/22/30	19,817	19,824
[2]	Kenvue Inc.	4.900%	3/22/33	30,610	30,431
	Keurig Dr Pepper Inc.	3.950%	4/15/29	32,523	30,630
	Keurig Dr Pepper Inc.	3.200%	5/1/30	15,930	14,088
	Keurig Dr Pepper Inc.	2.250%	3/15/31	14,921	12,167
	Keurig Dr Pepper Inc.	4.050%	4/15/32	24,578	22,509
	Kimberly-Clark Corp.	3.950%	11/1/28	5,290	5,125
	Kimberly-Clark Corp.	3.200%	4/25/29	6,475	6,002
	Kimberly-Clark Corp.	3.100%	3/26/30	24,508	22,110
	Kimberly-Clark Corp.	2.000%	11/2/31	11,450	9,387
	Kraft Heinz Foods Co.	4.625%	1/30/29	10,785	10,538
	Kraft Heinz Foods Co.	3.750%	4/1/30	24,001	21,969
	Kraft Heinz Foods Co.	4.250%	3/1/31	15,399	14,413
	Kraft Heinz Foods Co.	6.750%	3/15/32	6,496	7,062
	Kroger Co.	4.500%	1/15/29	16,507	15,954
[1]	Kroger Co.	7.700%	6/1/29	1,805	2,010
	Kroger Co.	2.200%	5/1/30	9,809	8,054
	Kroger Co.	1.700%	1/15/31	14,217	11,038
	Kroger Co.	7.500%	4/1/31	7,128	8,006
	McCormick & Co. Inc.	2.500%	4/15/30	7,742	6,528
	McCormick & Co. Inc.	1.850%	2/15/31	8,999	7,083
	McCormick & Co. Inc.	4.950%	4/15/33	13,270	12,832
	Mondelez International Inc.	2.750%	4/13/30	14,671	12,671
	Mondelez International Inc.	1.500%	2/4/31	14,244	11,043
	Mondelez International Inc.	3.000%	3/17/32	21,374	18,257
	Mondelez International Inc.	1.875%	10/15/32	14,345	11,071

Intermediate-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PepsiCo Inc.	7.000%	3/1/29	15,430	17,169
PepsiCo Inc.	2.625%	7/29/29	22,035	19,733
PepsiCo Inc.	2.750%	3/19/30	47,612	42,355
PepsiCo Inc.	1.625%	5/1/30	40,926	33,658
PepsiCo Inc.	1.400%	2/25/31	21,077	16,753
PepsiCo Inc.	1.950%	10/21/31	25,520	20,806
PepsiCo Inc.	3.900%	7/18/32	39,033	37,000
Philip Morris International Inc.	3.375%	8/15/29	23,931	21,512
Philip Morris International Inc.	5.625%	11/17/29	36,705	37,039
Philip Morris International Inc.	5.125%	2/15/30	36,146	35,731
Philip Morris International Inc.	2.100%	5/1/30	22,986	18,849
Philip Morris International Inc.	1.750%	11/1/30	21,360	16,735
Philip Morris International Inc.	5.750%	11/17/32	39,225	39,746
Philip Morris International Inc.	5.375%	2/15/33	68,214	67,345
Pilgrim's Pride Corp.	4.250%	4/15/31	24,614	21,308
Pilgrim's Pride Corp.	3.500%	3/1/32	25,948	20,876
Pilgrim's Pride Corp.	6.250%	7/1/33	17,365	17,228
Procter & Gamble Co.	3.000%	3/25/30	39,409	35,997
Procter & Gamble Co.	1.200%	10/29/30	39,769	31,771
Procter & Gamble Co.	1.950%	4/23/31	17,453	14,634
Procter & Gamble Co.	2.300%	2/1/32	4,923	4,208
Procter & Gamble Co.	4.050%	1/26/33	14,131	13,733
Sysco Corp.	2.400%	2/15/30	7,417	6,264
Sysco Corp.	5.950%	4/1/30	25,598	26,486
Sysco Corp.	2.450%	12/14/31	6,031	4,874
Target Corp.	3.375%	4/15/29	32,340	30,230
Target Corp.	2.350%	2/15/30	8,246	7,097
Target Corp.	2.650%	9/15/30	6,733	5,853
Target Corp.	4.500%	9/15/32	27,723	26,723
Target Corp.	4.400%	1/15/33	9,525	9,093
Tyson Foods Inc.	4.350%	3/1/29	20,091	19,009
Unilever Capital Corp.	2.125%	9/6/29	13,958	12,135
Unilever Capital Corp.	1.375%	9/14/30	9,730	7,746
Unilever Capital Corp.	1.750%	8/12/31	15,388	12,309
Unilever Capital Corp.	5.900%	11/15/32	20,185	21,929
Walgreens Boots Alliance Inc.	3.200%	4/15/30	7,835	6,643
Walmart Inc.	1.500%	9/22/28	24,189	20,891
Walmart Inc.	3.250%	7/8/29	27,510	25,616
Walmart Inc.	2.375%	9/24/29	7,572	6,759
Walmart Inc.	7.550%	2/15/30	215	249
Walmart Inc.	4.000%	4/15/30	7,250	7,001
Walmart Inc.	1.800%	9/22/31	42,697	34,934
Walmart Inc.	4.150%	9/9/32	29,350	28,430
Walmart Inc.	4.100%	4/15/33	50,101	47,704
				2,914,211
Energy (6.5%)
Apache Corp.	4.375%	10/15/28	2,124	1,957
Apache Corp.	4.250%	1/15/30	9,241	8,431
Baker Hughes Holdings LLC	4.486%	5/1/30	17,936	17,261
Boardwalk Pipelines LP	3.400%	2/15/31	16,599	14,147
Boardwalk Pipelines LP	3.600%	9/1/32	10,321	8,685
BP Capital Markets America Inc.	3.937%	9/21/28	22,101	21,116
BP Capital Markets America Inc.	4.234%	11/6/28	53,304	51,447
BP Capital Markets America Inc.	3.633%	4/6/30	41,000	37,854
BP Capital Markets America Inc.	1.749%	8/10/30	26,026	21,107
BP Capital Markets America Inc.	2.721%	1/12/32	44,129	36,937
BP Capital Markets America Inc.	4.812%	2/13/33	58,261	56,380
BP Capital Markets America Inc.	4.893%	9/11/33	4,000	3,894
BP Capital Markets plc	3.723%	11/28/28	22,349	21,005
Burlington Resources LLC	7.200%	8/15/31	3,159	3,582
Burlington Resources LLC	7.400%	12/1/31	6,017	6,927
Canadian Natural Resources Ltd.	2.950%	7/15/30	7,566	6,457
Canadian Natural Resources Ltd.	7.200%	1/15/32	13,410	14,576
Canadian Natural Resources Ltd.	6.450%	6/30/33	3,469	3,571
Cenovus Energy Inc.	2.650%	1/15/32	8,718	7,012
Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	34,341	31,214
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Energy Inc.	4.625%	10/15/28	36,540	34,409
	Cheniere Energy Partners LP	4.500%	10/1/29	13,781	12,723
	Cheniere Energy Partners LP	4.000%	3/1/31	44,698	39,412
	Cheniere Energy Partners LP	3.250%	1/31/32	36,989	30,514
[2]	Cheniere Energy Partners LP	5.950%	6/30/33	35,570	35,510
	Chevron Corp.	2.236%	5/11/30	41,215	35,317
	Chevron USA Inc.	3.250%	10/15/29	10,438	9,566
	Conoco Funding Co.	7.250%	10/15/31	9,898	11,249
	ConocoPhillips	2.400%	2/15/31	21,222	17,280
	ConocoPhillips	5.900%	10/15/32	7,511	8,031
	ConocoPhillips Co.	6.950%	4/15/29	34,608	38,061
	ConocoPhillips Co.	5.050%	9/15/33	1,500	1,491
	Coterra Energy Inc.	4.375%	3/15/29	8,860	8,333
	DCP Midstream Operating LP	5.125%	5/15/29	15,920	15,547
	DCP Midstream Operating LP	3.250%	2/15/32	13,884	11,578
	Devon Energy Corp.	4.500%	1/15/30	18,118	16,940
	Devon Energy Corp.	7.875%	9/30/31	14,818	16,654
	Devon Energy Corp.	7.950%	4/15/32	7,413	8,412
	Diamondback Energy Inc.	3.500%	12/1/29	26,952	24,381
	Diamondback Energy Inc.	3.125%	3/24/31	16,596	14,261
	Diamondback Energy Inc.	6.250%	3/15/33	30,819	31,853
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	8,681	7,546
	Enbridge Inc.	3.125%	11/15/29	27,051	23,897
	Enbridge Inc.	5.700%	3/8/33	65,190	65,221
	Enbridge Inc.	2.500%	8/1/33	14,170	10,989
	Energy Transfer LP	5.250%	4/15/29	46,932	45,832
	Energy Transfer LP	4.150%	9/15/29	17,129	15,772
	Energy Transfer LP	3.750%	5/15/30	39,869	35,633
	Energy Transfer LP	5.750%	2/15/33	38,686	38,420
	Enterprise Products Operating LLC	4.150%	10/16/28	25,283	24,154
	Enterprise Products Operating LLC	3.125%	7/31/29	23,746	21,269
	Enterprise Products Operating LLC	2.800%	1/31/30	34,106	29,572
	Enterprise Products Operating LLC	5.350%	1/31/33	24,123	24,242
[1]	Enterprise Products Operating LLC	6.875%	3/1/33	14,563	16,157
	EOG Resources Inc.	4.375%	4/15/30	16,985	16,509
	EQT Corp.	5.000%	1/15/29	8,999	8,549
	EQT Corp.	7.000%	2/1/30	13,226	13,873
	Exxon Mobil Corp.	2.440%	8/16/29	29,665	26,163
	Exxon Mobil Corp.	3.482%	3/19/30	51,781	47,905
	Exxon Mobil Corp.	2.610%	10/15/30	40,397	35,000
	Halliburton Co.	2.920%	3/1/30	29,508	25,747
	Helmerich & Payne Inc.	2.900%	9/29/31	12,108	9,840
	Hess Corp.	7.875%	10/1/29	7,936	8,765
	Hess Corp.	7.300%	8/15/31	5,335	5,817
	Hess Corp.	7.125%	3/15/33	13,075	14,267
	HF Sinclair Corp.	4.500%	10/1/30	8,943	8,023
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	3,374	3,654
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	673	732
	Kinder Morgan Inc.	2.000%	2/15/31	27,714	21,781
[1]	Kinder Morgan Inc.	7.800%	8/1/31	4,558	5,088
[1]	Kinder Morgan Inc.	7.750%	1/15/32	21,299	23,811
	Kinder Morgan Inc.	4.800%	2/1/33	19,029	17,736
	Kinder Morgan Inc.	5.200%	6/1/33	49,963	47,854
	Magellan Midstream Partners LP	3.250%	6/1/30	5,697	4,972
	Marathon Oil Corp.	6.800%	3/15/32	13,680	14,260
	MPLX LP	4.800%	2/15/29	18,643	17,956
	MPLX LP	2.650%	8/15/30	40,963	33,990
	MPLX LP	4.950%	9/1/32	31,994	30,161
	MPLX LP	5.000%	3/1/33	25,079	23,671
	NOV Inc.	3.600%	12/1/29	11,594	10,388
	Occidental Petroleum Corp.	6.375%	9/1/28	13,237	13,458
	Occidental Petroleum Corp.	8.875%	7/15/30	24,083	27,614
	Occidental Petroleum Corp.	6.625%	9/1/30	35,069	36,194
	Occidental Petroleum Corp.	6.125%	1/1/31	27,775	28,002
	Occidental Petroleum Corp.	7.500%	5/1/31	21,128	22,878
	Occidental Petroleum Corp.	7.875%	9/15/31	11,795	13,077

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONEOK Inc.	5.650%	11/1/28	11,000	11,019
	ONEOK Inc.	4.350%	3/15/29	25,859	24,189
	ONEOK Inc.	3.400%	9/1/29	11,562	10,204
	ONEOK Inc.	3.100%	3/15/30	22,253	19,102
	ONEOK Inc.	5.800%	11/1/30	11,000	11,034
	ONEOK Inc.	6.350%	1/15/31	9,038	9,278
	ONEOK Inc.	6.100%	11/15/32	19,465	19,759
	Ovintiv Inc.	8.125%	9/15/30	4,602	5,106
	Ovintiv Inc.	7.200%	11/1/31	16,036	16,908
	Ovintiv Inc.	7.375%	11/1/31	12,924	13,849
	Ovintiv Inc.	6.250%	7/15/33	11,440	11,415
	Phillips 66	2.150%	12/15/30	14,624	11,847
	Phillips 66 Co.	3.150%	12/15/29	19,369	17,063
	Phillips 66 Co.	5.300%	6/30/33	11,780	11,657
	Pioneer Natural Resources Co.	1.900%	8/15/30	35,917	28,979
	Pioneer Natural Resources Co.	2.150%	1/15/31	30,800	24,946
	Plains All American Pipeline LP	3.550%	12/15/29	29,460	25,932
	Plains All American Pipeline LP	3.800%	9/15/30	18,788	16,633
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	44,591	41,971
	Schlumberger Investment SA	2.650%	6/26/30	26,774	23,151
	Schlumberger Investment SA	4.850%	5/15/33	12,847	12,550
	Shell International Finance BV	3.875%	11/13/28	38,966	37,369
	Shell International Finance BV	2.375%	11/7/29	36,379	31,610
	Shell International Finance BV	2.750%	4/6/30	39,704	34,989
	Suncor Energy Inc.	7.150%	2/1/32	20,114	21,589
	Targa Resources Corp.	4.200%	2/1/33	16,745	14,758
	Targa Resources Corp.	6.125%	3/15/33	23,186	23,574
	Targa Resources Partners LP	6.875%	1/15/29	17,484	17,706
	Targa Resources Partners LP	5.500%	3/1/30	24,500	23,534
	Targa Resources Partners LP	4.875%	2/1/31	24,798	22,806
	Targa Resources Partners LP	4.000%	1/15/32	19,858	17,208
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	5,499	5,832
	Texas Eastern Transmission LP	7.000%	7/15/32	2,285	2,522
	TotalEnergies Capital International SA	3.455%	2/19/29	28,188	26,213
	TotalEnergies Capital International SA	2.829%	1/10/30	28,601	25,392
	TotalEnergies Capital SA	3.883%	10/11/28	19,755	18,839
	TransCanada PipeLines Ltd.	4.100%	4/15/30	31,939	29,275
	TransCanada PipeLines Ltd.	2.500%	10/12/31	18,306	14,585
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	18,668	16,473
	Valero Energy Corp.	4.000%	4/1/29	2,700	2,545
	Valero Energy Corp.	2.800%	12/1/31	27,378	22,465
	Valero Energy Corp.	7.500%	4/15/32	8,179	9,155
	Western Midstream Operating LP	4.750%	8/15/28	2,531	2,397
	Western Midstream Operating LP	4.050%	2/1/30	29,339	26,153
	Western Midstream Operating LP	6.150%	4/1/33	18,513	18,419
	Williams Cos. Inc.	3.500%	11/15/30	27,509	24,359
[1]	Williams Cos. Inc.	7.500%	1/15/31	3,288	3,597
	Williams Cos. Inc.	2.600%	3/15/31	46,248	37,938
	Williams Cos. Inc.	8.750%	3/15/32	15,495	18,141
	Williams Cos. Inc.	4.650%	8/15/32	15,703	14,751
	Williams Cos. Inc.	5.650%	3/15/33	16,670	16,732
					2,719,039
Financials (29.7%)
	ACE Capital Trust II	9.700%	4/1/30	3,596	4,275
[1]	Aegon NV	5.500%	4/11/48	14,431	13,570
	AerCap Ireland Capital DAC	3.000%	10/29/28	92,485	80,156
	AerCap Ireland Capital DAC	3.300%	1/30/32	113,041	91,888
	Affiliated Managers Group Inc.	3.300%	6/15/30	7,787	6,584
[3]	Aflac Inc.	3.600%	4/1/30	30,374	27,653
	Air Lease Corp.	2.100%	9/1/28	17,405	14,652
	Air Lease Corp.	4.625%	10/1/28	11,043	10,409
	Air Lease Corp.	3.250%	10/1/29	13,127	11,449
[1]	Air Lease Corp.	3.000%	2/1/30	18,995	15,963
	Air Lease Corp.	3.125%	12/1/30	16,113	13,454
[1]	Air Lease Corp.	2.875%	1/15/32	6,325	5,042
	Alleghany Corp.	3.625%	5/15/30	12,189	11,257
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Allstate Corp.	1.450%	12/15/30	10,810	8,282
	Allstate Corp.	5.250%	3/30/33	24,909	24,396
	Allstate Corp.	5.350%	6/1/33	5,437	5,375
	Ally Financial Inc.	2.200%	11/2/28	17,921	14,490
[1]	Ally Financial Inc.	8.000%	11/1/31	49,745	51,508
	Ally Financial Inc.	8.000%	11/1/31	9,654	10,031
	American Express Co.	4.050%	5/3/29	32,549	30,919
	American Express Co.	4.989%	5/26/33	10,029	9,513
	American Express Co.	4.420%	8/3/33	34,459	31,964
	American Express Co.	5.043%	5/1/34	30,448	29,258
	American Express Co.	5.625%	7/28/34	11,955	11,775
	American Financial Group Inc.	5.250%	4/2/30	7,142	6,993
	American International Group Inc.	4.250%	3/15/29	4,511	4,235
	American International Group Inc.	3.400%	6/30/30	5,047	4,446
	American International Group Inc.	5.125%	3/27/33	18,272	17,635
[1]	American International Group Inc.	5.750%	4/1/48	11,310	10,727
	Ameriprise Financial Inc.	4.500%	5/13/32	9,818	9,287
	Ameriprise Financial Inc.	5.150%	5/15/33	19,798	19,358
[1]	Andrew W Mellon Foundation	0.947%	8/1/27	3,190	2,745
	Aon Corp.	4.500%	12/15/28	10,665	10,321
	Aon Corp.	3.750%	5/2/29	20,787	19,339
	Aon Corp.	2.800%	5/15/30	31,991	27,453
	Aon Corp.	2.050%	8/23/31	6,249	4,938
	Aon Corp.	2.600%	12/2/31	5,271	4,325
	Aon Corp.	5.000%	9/12/32	17,160	16,741
	Aon Corp.	5.350%	2/28/33	13,446	13,413
	Ares Capital Corp.	3.200%	11/15/31	14,002	10,897
	Arthur J Gallagher & Co.	2.400%	11/9/31	6,428	5,097
	Arthur J Gallagher & Co.	5.500%	3/2/33	8,800	8,735
	Assurant Inc.	4.900%	3/27/28	7,630	7,374
	Assurant Inc.	3.700%	2/22/30	11,794	10,188
	Assured Guaranty US Holdings Inc.	3.150%	6/15/31	9,455	8,033
	Athene Holding Ltd.	6.150%	4/3/30	11,470	11,582
	Athene Holding Ltd.	3.500%	1/15/31	24,405	20,421
	Athene Holding Ltd.	6.650%	2/1/33	915	940
	AXA SA	8.600%	12/15/30	17,793	21,491
	AXIS Specialty Finance LLC	3.900%	7/15/29	16,291	14,781
[1]	AXIS Specialty Finance LLC	4.900%	1/15/40	2,171	1,736
	Banco Santander SA	3.306%	6/27/29	23,280	20,601
	Banco Santander SA	3.490%	5/28/30	17,659	15,282
	Banco Santander SA	2.749%	12/3/30	54,393	42,128
	Banco Santander SA	2.958%	3/25/31	14,465	11,896
	Banco Santander SA	3.225%	11/22/32	9,288	7,282
	Banco Santander SA	6.921%	8/8/33	45,000	45,017
[1]	Bank of America Corp.	3.419%	12/20/28	1	1
[1]	Bank of America Corp.	3.974%	2/7/30	86,282	79,412
[1]	Bank of America Corp.	3.194%	7/23/30	53,495	46,969
[1]	Bank of America Corp.	2.884%	10/22/30	56,522	48,442
[1]	Bank of America Corp.	2.496%	2/13/31	100,033	83,134
[1]	Bank of America Corp.	2.592%	4/29/31	67,145	55,895
[1]	Bank of America Corp.	1.898%	7/23/31	56,202	44,305
[1]	Bank of America Corp.	1.922%	10/24/31	69,197	54,206
[1]	Bank of America Corp.	2.651%	3/11/32	44,969	36,865
	Bank of America Corp.	2.687%	4/22/32	98,839	80,784
	Bank of America Corp.	2.299%	7/21/32	89,882	70,875
	Bank of America Corp.	2.572%	10/20/32	85,826	68,781
[1]	Bank of America Corp.	2.972%	2/4/33	79,333	65,273
	Bank of America Corp.	4.571%	4/27/33	89,366	82,755
[1]	Bank of America Corp.	5.015%	7/22/33	127,818	122,913
	Bank of America Corp.	5.288%	4/25/34	131,273	128,124
	Bank of America Corp.	2.482%	9/21/36	53,852	40,936
	Bank of America Corp.	3.846%	3/8/37	50,205	42,512
	Bank of Montreal	3.088%	1/10/37	32,745	25,266
[1]	Bank of New York Mellon Corp.	3.000%	10/30/28	13,533	12,156
[1]	Bank of New York Mellon Corp.	3.300%	8/23/29	25,157	22,462
	Bank of New York Mellon Corp.	4.596%	7/26/30	19,869	19,051
[1]	Bank of New York Mellon Corp.	1.650%	1/28/31	3,854	3,067

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of New York Mellon Corp.	1.800%	7/28/31	21,354	16,801
	Bank of New York Mellon Corp.	2.500%	1/26/32	6,000	4,878
[1]	Bank of New York Mellon Corp.	4.289%	6/13/33	25,553	23,499
[1]	Bank of New York Mellon Corp.	5.834%	10/25/33	38,970	39,925
	Bank of New York Mellon Corp.	4.706%	2/1/34	8,661	8,152
[1]	Bank of New York Mellon Corp.	4.967%	4/26/34	20,560	19,739
	Bank of Nova Scotia	4.850%	2/1/30	41,925	40,560
	Bank of Nova Scotia	2.150%	8/1/31	6,581	5,233
	Bank of Nova Scotia	2.450%	2/2/32	8,198	6,646
	Bank of Nova Scotia	4.588%	5/4/37	29,985	25,846
	BankUnited Inc.	5.125%	6/11/30	8,076	6,895
[1]	Barclays plc	5.088%	6/20/30	33,952	31,082
	Barclays plc	2.645%	6/24/31	7,453	5,934
	Barclays plc	2.667%	3/10/32	24,508	19,170
	Barclays plc	2.894%	11/24/32	29,167	22,737
	Barclays plc	5.746%	8/9/33	41,362	39,647
	Barclays plc	7.437%	11/2/33	55,796	59,648
	Barclays plc	6.224%	5/9/34	35,215	34,789
	Barclays plc	7.119%	6/27/34	38,795	38,722
	Barclays plc	3.564%	9/23/35	24,350	19,315
	Berkshire Hathaway Finance Corp.	1.850%	3/12/30	11,337	9,531
	Berkshire Hathaway Finance Corp.	1.450%	10/15/30	17,198	13,813
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	23,706	20,709
	BlackRock Inc.	3.250%	4/30/29	29,171	26,948
	BlackRock Inc.	2.400%	4/30/30	25,776	22,104
	BlackRock Inc.	1.900%	1/28/31	29,155	23,636
	BlackRock Inc.	2.100%	2/25/32	18,520	14,751
	BlackRock Inc.	4.750%	5/25/33	35,725	34,672
	Blackstone Private Credit Fund	4.000%	1/15/29	16,408	14,080
	Blackstone Secured Lending Fund	2.850%	9/30/28	15,254	12,598
	Brighthouse Financial Inc.	5.625%	5/15/30	10,955	10,579
	Brookfield Capital Finance LLC	6.087%	6/14/33	17,321	17,358
	Brookfield Finance I UK plc	2.340%	1/30/32	6,563	5,076
	Brookfield Finance Inc.	4.850%	3/29/29	31,702	30,333
	Brookfield Finance Inc.	4.350%	4/15/30	14,877	13,735
	Brookfield Finance Inc.	2.724%	4/15/31	12,093	9,880
	Brown & Brown Inc.	4.500%	3/15/29	10,822	10,182
	Brown & Brown Inc.	2.375%	3/15/31	17,252	13,784
	Brown & Brown Inc.	4.200%	3/17/32	23,014	20,608
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	24,540	21,846
	Capital One Financial Corp.	3.800%	1/31/28	356	327
	Capital One Financial Corp.	5.468%	2/1/29	576	558
	Capital One Financial Corp.	3.273%	3/1/30	26,500	22,737
	Capital One Financial Corp.	5.247%	7/26/30	5,300	5,039
	Capital One Financial Corp.	2.359%	7/29/32	26,870	19,139
	Capital One Financial Corp.	2.618%	11/2/32	18,932	14,462
	Capital One Financial Corp.	5.268%	5/10/33	37,117	34,502
	Capital One Financial Corp.	5.817%	2/1/34	37,784	35,890
	Capital One Financial Corp.	6.377%	6/8/34	33,327	32,917
	Cboe Global Markets Inc.	1.625%	12/15/30	14,455	11,367
	Cboe Global Markets Inc.	3.000%	3/16/32	7,370	6,228
	Charles Schwab Corp.	4.000%	2/1/29	14,980	14,087
	Charles Schwab Corp.	3.250%	5/22/29	24,204	21,522
	Charles Schwab Corp.	2.750%	10/1/29	10,919	9,400
	Charles Schwab Corp.	4.625%	3/22/30	7,039	6,837
	Charles Schwab Corp.	1.650%	3/11/31	19,404	14,862
	Charles Schwab Corp.	2.300%	5/13/31	37,146	29,859
	Charles Schwab Corp.	1.950%	12/1/31	10,174	7,807
	Charles Schwab Corp.	2.900%	3/3/32	6,126	5,055
	Charles Schwab Corp.	5.853%	5/19/34	30,645	30,691
	Charles Schwab Corp.	6.136%	8/24/34	36,790	37,441
	Chubb INA Holdings Inc.	1.375%	9/15/30	34,849	27,421
	CI Financial Corp.	3.200%	12/17/30	23,671	18,220
[1]	Citigroup Inc.	3.980%	3/20/30	50,203	46,204
[1]	Citigroup Inc.	2.976%	11/5/30	47,764	41,067
[1]	Citigroup Inc.	2.666%	1/29/31	62,115	52,001
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Citigroup Inc.	4.412%	3/31/31	113,072	104,972
[1]	Citigroup Inc.	2.572%	6/3/31	82,557	68,181
	Citigroup Inc.	2.561%	5/1/32	63,891	51,397
	Citigroup Inc.	6.625%	6/15/32	25,087	26,142
	Citigroup Inc.	2.520%	11/3/32	32,594	25,815
	Citigroup Inc.	3.057%	1/25/33	80,565	66,362
	Citigroup Inc.	3.785%	3/17/33	86,188	74,994
	Citigroup Inc.	4.910%	5/24/33	52,963	50,377
	Citigroup Inc.	6.270%	11/17/33	65,120	67,867
	Citigroup Inc.	6.174%	5/25/34	85,565	85,373
	Citizens Financial Group Inc.	2.500%	2/6/30	8,429	6,770
	Citizens Financial Group Inc.	3.250%	4/30/30	22,962	19,211
	Citizens Financial Group Inc.	2.638%	9/30/32	3,593	2,619
	Citizens Financial Group Inc.	5.641%	5/21/37	10,202	9,002
	CME Group Inc.	2.650%	3/15/32	13,843	11,605
	CNA Financial Corp.	3.900%	5/1/29	14,425	13,422
	CNA Financial Corp.	2.050%	8/15/30	5,253	4,206
	CNO Financial Group Inc.	5.250%	5/30/29	12,574	11,993
	Comerica Bank	5.332%	8/25/33	11,895	10,358
	Comerica Inc.	4.000%	2/1/29	12,870	11,076
	Corebridge Financial Inc.	3.850%	4/5/29	24,633	22,571
	Corebridge Financial Inc.	3.900%	4/5/32	45,366	39,635
	Credit Suisse USA Inc.	7.125%	7/15/32	16,944	18,834
	Deutsche Bank AG	5.882%	7/8/31	12,221	11,031
[1]	Deutsche Bank AG	3.547%	9/18/31	24,391	20,422
	Deutsche Bank AG	3.729%	1/14/32	31,301	24,166
	Deutsche Bank AG	3.035%	5/28/32	28,976	23,021
	Deutsche Bank AG	3.742%	1/7/33	31,474	23,573
	Deutsche Bank AG	7.079%	2/10/34	36,730	34,927
[1]	Discover Bank	4.650%	9/13/28	31,846	29,197
[1]	Discover Bank	2.700%	2/6/30	5,089	4,077
	Discover Financial Services	6.700%	11/29/32	16,100	16,016
	Enstar Group Ltd.	4.950%	6/1/29	7,936	7,428
	Enstar Group Ltd.	3.100%	9/1/31	21,562	16,792
	Equitable Holdings Inc.	5.594%	1/11/33	12,125	11,882
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	20,193	18,554
	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	14,440	12,107
	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	16,567	15,977
	Fidelity National Financial Inc.	4.500%	8/15/28	17,468	16,418
	Fidelity National Financial Inc.	3.400%	6/15/30	7,028	6,106
	Fidelity National Financial Inc.	2.450%	3/15/31	14,543	11,567
	Fifth Third Bancorp	4.772%	7/28/30	21,215	19,824
	Fifth Third Bancorp	4.337%	4/25/33	15,811	13,973
	First American Financial Corp.	4.000%	5/15/30	11,499	10,001
	First American Financial Corp.	2.400%	8/15/31	16,356	12,537
[1]	First Horizon Bank	5.750%	5/1/30	10,608	9,843
	Franklin Resources Inc.	1.600%	10/30/30	21,484	16,836
	FS KKR Capital Corp.	3.250%	7/15/27	1	1
	FS KKR Capital Corp.	3.125%	10/12/28	19,638	16,051
	GATX Corp.	4.550%	11/7/28	11,594	11,010
	GATX Corp.	4.700%	4/1/29	11,965	11,371
	GATX Corp.	4.000%	6/30/30	16,505	14,994
	GATX Corp.	1.900%	6/1/31	8,723	6,632
	GATX Corp.	3.500%	6/1/32	6,607	5,553
	GATX Corp.	5.450%	9/15/33	9,000	8,804
	GE Capital Funding LLC	4.550%	5/15/32	20,446	19,498
	Global Payments Inc.	3.200%	8/15/29	33,502	29,187
	Global Payments Inc.	5.300%	8/15/29	2,936	2,873
	Global Payments Inc.	2.900%	5/15/30	36,621	30,920
	Global Payments Inc.	2.900%	11/15/31	24,806	20,293
	Global Payments Inc.	5.400%	8/15/32	11,551	11,331
	Globe Life Inc.	4.550%	9/15/28	16,875	16,343
	Globe Life Inc.	2.150%	8/15/30	3,331	2,664
	Globe Life Inc.	4.800%	6/15/32	9,890	9,381
	Goldman Sachs Group Inc.	2.600%	2/7/30	40,497	34,184
	Goldman Sachs Group Inc.	3.800%	3/15/30	59,269	53,935
	Goldman Sachs Group Inc.	1.992%	1/27/32	50,185	39,087

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	2.615%	4/22/32	111,531	90,284
	Goldman Sachs Group Inc.	2.383%	7/21/32	103,068	81,350
	Goldman Sachs Group Inc.	2.650%	10/21/32	71,599	57,451
	Goldman Sachs Group Inc.	6.125%	2/15/33	17,035	18,076
	Goldman Sachs Group Inc.	3.102%	2/24/33	95,803	79,719
	Hanover Insurance Group Inc.	2.500%	9/1/30	4,421	3,492
	Hartford Financial Services Group Inc.	2.800%	8/19/29	14,754	12,906
	HSBC Holdings plc	4.950%	3/31/30	48,834	46,984
[1]	HSBC Holdings plc	3.973%	5/22/30	66,058	59,462
[1]	HSBC Holdings plc	2.848%	6/4/31	34,223	28,220
[1]	HSBC Holdings plc	2.357%	8/18/31	32,345	25,648
[1]	HSBC Holdings plc	7.625%	5/17/32	2,390	2,507
	HSBC Holdings plc	2.804%	5/24/32	77,192	61,640
	HSBC Holdings plc	2.871%	11/22/32	41,405	32,918
	HSBC Holdings plc	4.762%	3/29/33	57,806	51,313
	HSBC Holdings plc	5.402%	8/11/33	59,575	56,817
	HSBC Holdings plc	8.113%	11/3/33	41,367	44,948
	HSBC Holdings plc	6.254%	3/9/34	60,031	60,682
	HSBC Holdings plc	6.547%	6/20/34	50,817	49,727
	Huntington Bancshares Inc.	2.550%	2/4/30	20,447	16,678
	Huntington Bancshares Inc.	5.023%	5/17/33	14,845	13,743
	Huntington Bancshares Inc.	2.487%	8/15/36	7,162	5,283
	Huntington National Bank	5.650%	1/10/30	21,733	21,198
	ING Groep NV	4.550%	10/2/28	31,689	30,396
	ING Groep NV	4.050%	4/9/29	9,627	8,947
	ING Groep NV	2.727%	4/1/32	15,758	12,850
	ING Groep NV	4.252%	3/28/33	33,800	30,387
	Intercontinental Exchange Inc.	3.750%	9/21/28	22,634	21,399
	Intercontinental Exchange Inc.	4.350%	6/15/29	39,548	37,908
	Intercontinental Exchange Inc.	2.100%	6/15/30	31,476	25,938
	Intercontinental Exchange Inc.	1.850%	9/15/32	35,338	26,895
	Intercontinental Exchange Inc.	4.600%	3/15/33	33,525	32,006
	Jackson Financial Inc.	3.125%	11/23/31	9,374	7,354
	Jackson Financial Inc.	5.670%	6/8/32	2,484	2,372
	Jefferies Financial Group Inc.	4.150%	1/23/30	29,834	26,890
	Jefferies Financial Group Inc.	2.625%	10/15/31	26,451	20,629
	Jefferies Financial Group Inc.	2.750%	10/15/32	11,584	8,865
	JPMorgan Chase & Co.	3.875%	9/10/24	1	1
	JPMorgan Chase & Co.	1.040%	2/4/27	82	73
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	64,605	61,567
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	43,756	39,931
	JPMorgan Chase & Co.	4.565%	6/14/30	48,821	46,569
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	96,048	82,317
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	76,324	72,390
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	48,329	40,509
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	79,005	67,085
	JPMorgan Chase & Co.	1.764%	11/19/31	31,718	24,789
	JPMorgan Chase & Co.	1.953%	2/4/32	73,337	57,790
	JPMorgan Chase & Co.	2.580%	4/22/32	98,555	80,643
	JPMorgan Chase & Co.	2.545%	11/8/32	88,972	71,745
	JPMorgan Chase & Co.	2.963%	1/25/33	101,962	84,521
	JPMorgan Chase & Co.	4.586%	4/26/33	54,701	51,151
	JPMorgan Chase & Co.	4.912%	7/25/33	135,956	130,561
	JPMorgan Chase & Co.	5.717%	9/14/33	78,908	78,880
	JPMorgan Chase & Co.	5.350%	6/1/34	72,618	71,825
	Kemper Corp.	2.400%	9/30/30	10,202	7,831
	Kemper Corp.	3.800%	2/23/32	9,776	7,905
[1]	KeyBank NA	3.900%	4/13/29	14,548	11,912
[1]	KeyBank NA	4.900%	8/8/32	18,552	15,330
	KeyBank NA	5.000%	1/26/33	17,380	15,115
[1]	KeyCorp	2.550%	10/1/29	19,973	15,803
[1]	KeyCorp	4.789%	6/1/33	14,318	12,340
	Lazard Group LLC	4.500%	9/19/28	10,069	9,562
	Lazard Group LLC	4.375%	3/11/29	4,816	4,521
	Lincoln National Corp.	3.050%	1/15/30	15,714	13,216
	Lincoln National Corp.	3.400%	1/15/31	8,254	6,961
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lincoln National Corp.	3.400%	3/1/32	7,056	5,737
	Lloyds Banking Group plc	4.976%	8/11/33	29,410	27,183
	Lloyds Banking Group plc	7.953%	11/15/33	25,887	27,755
	Loews Corp.	3.200%	5/15/30	11,915	10,532
	M&T Bank Corp.	5.053%	1/27/34	27,041	24,602
	Manulife Financial Corp.	3.703%	3/16/32	18,242	16,362
	Markel Group Inc.	3.350%	9/17/29	7,324	6,558
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	35,563	34,418
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	23,684	19,551
	Marsh & McLennan Cos. Inc.	2.375%	12/15/31	8,873	7,220
	Marsh & McLennan Cos. Inc.	5.750%	11/1/32	19,752	20,490
	Mastercard Inc.	2.950%	6/1/29	24,697	22,396
	Mastercard Inc.	3.350%	3/26/30	45,275	41,625
	Mastercard Inc.	1.900%	3/15/31	11,521	9,444
	Mastercard Inc.	2.000%	11/18/31	20,873	16,955
	Mastercard Inc.	4.850%	3/9/33	18,680	18,768
	MetLife Inc.	4.550%	3/23/30	32,716	31,800
	MetLife Inc.	6.500%	12/15/32	7,953	8,622
	MetLife Inc.	5.375%	7/15/33	24,100	23,983
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	6,436	6,110
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	33,283	30,798
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	44,728	39,534
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	31,866	26,816
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	37,343	29,980
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	62,060	49,085
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	22,541	17,980
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	27,847	22,711
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	17,113	15,764
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	43,776	42,474
	Mitsubishi UFJ Financial Group Inc.	5.472%	9/13/33	19,456	19,301
	Mitsubishi UFJ Financial Group Inc.	5.441%	2/22/34	14,766	14,589
	Mitsubishi UFJ Financial Group Inc.	5.406%	4/19/34	24,067	23,725
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	18,174	16,969
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	27,568	23,842
[1]	Mizuho Financial Group Inc.	2.869%	9/13/30	21,925	18,616
[1]	Mizuho Financial Group Inc.	2.591%	5/25/31	4,502	3,694
	Mizuho Financial Group Inc.	5.739%	5/27/31	21,497	21,311
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	25,488	20,250
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	30,347	23,635
	Mizuho Financial Group Inc.	2.564%	9/13/31	21,184	16,480
	Mizuho Financial Group Inc.	2.172%	5/22/32	12,945	10,010
	Mizuho Financial Group Inc.	2.260%	7/9/32	8,385	6,506
	Mizuho Financial Group Inc.	5.669%	9/13/33	18,822	18,653
	Mizuho Financial Group Inc.	5.754%	5/27/34	16,570	16,465
	Mizuho Financial Group Inc.	5.748%	7/6/34	27,250	26,990
	Morgan Stanley	1.593%	5/4/27	11	10
[1]	Morgan Stanley	4.431%	1/23/30	60,345	57,266
[1]	Morgan Stanley	2.699%	1/22/31	76,445	64,381
[1]	Morgan Stanley	3.622%	4/1/31	60,270	53,571
[1]	Morgan Stanley	1.794%	2/13/32	61,327	47,143
	Morgan Stanley	7.250%	4/1/32	24,090	27,392
[1]	Morgan Stanley	1.928%	4/28/32	67,356	51,924
[1]	Morgan Stanley	2.239%	7/21/32	84,352	66,179
[1]	Morgan Stanley	2.511%	10/20/32	58,422	46,550
	Morgan Stanley	2.943%	1/21/33	55,962	45,892
	Morgan Stanley	4.889%	7/20/33	53,499	50,610
	Morgan Stanley	6.342%	10/18/33	85,594	89,676
[1]	Morgan Stanley	5.250%	4/21/34	83,319	80,876
[1]	Morgan Stanley	5.424%	7/21/34	56,570	55,595
	Morgan Stanley	2.484%	9/16/36	82,000	61,779
	Morgan Stanley	5.297%	4/20/37	34,803	32,393
	Morgan Stanley	5.948%	1/19/38	55,246	53,761
	Nasdaq Inc.	1.650%	1/15/31	17,040	13,327
	NatWest Group plc	5.808%	9/13/29	20,000	19,830
[1]	NatWest Group plc	5.076%	1/27/30	41,460	39,498
[1]	NatWest Group plc	4.445%	5/8/30	34,491	31,680
	NatWest Group plc	6.016%	3/2/34	30,126	29,946

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	NatWest Group plc	3.032%	11/28/35	17,938	13,850
	Nomura Holdings Inc.	2.710%	1/22/29	8,326	7,067
	Nomura Holdings Inc.	5.605%	7/6/29	1,781	1,748
	Nomura Holdings Inc.	3.103%	1/16/30	50,741	42,989
	Nomura Holdings Inc.	2.679%	7/16/30	19,117	15,545
	Nomura Holdings Inc.	2.608%	7/14/31	23,832	18,729
	Nomura Holdings Inc.	2.999%	1/22/32	32,146	25,737
	Nomura Holdings Inc.	6.181%	1/18/33	12,782	12,937
	Nomura Holdings Inc.	6.087%	7/12/33	6,629	6,641
	Northern Trust Corp.	3.150%	5/3/29	16,271	14,784
	Northern Trust Corp.	1.950%	5/1/30	23,247	19,143
	Northern Trust Corp.	6.125%	11/2/32	23,948	24,449
	ORIX Corp.	3.700%	7/18/27	1	1
	ORIX Corp.	2.250%	3/9/31	12,201	9,898
	ORIX Corp.	4.000%	4/13/32	14,663	13,369
	ORIX Corp.	5.200%	9/13/32	11,612	11,548
	PartnerRe Finance B LLC	3.700%	7/2/29	13,617	12,330
	PartnerRe Finance B LLC	4.500%	10/1/50	12,241	10,324
	PayPal Holdings Inc.	2.850%	10/1/29	39,947	35,267
	PayPal Holdings Inc.	2.300%	6/1/30	27,302	22,947
	PayPal Holdings Inc.	4.400%	6/1/32	27,491	26,243
[1]	PNC Bank NA	2.700%	10/22/29	15,913	13,346
	PNC Financial Services Group Inc.	3.450%	4/23/29	48,293	43,535
	PNC Financial Services Group Inc.	2.550%	1/22/30	29,636	24,860
	PNC Financial Services Group Inc.	2.307%	4/23/32	23,861	19,220
	PNC Financial Services Group Inc.	4.626%	6/6/33	19,484	17,626
	PNC Financial Services Group Inc.	6.037%	10/28/33	44,912	45,638
	PNC Financial Services Group Inc.	5.068%	1/24/34	35,315	33,477
	PNC Financial Services Group Inc.	5.939%	8/18/34	18,395	18,611
	Primerica Inc.	2.800%	11/19/31	16,319	13,417
	Principal Financial Group Inc.	3.700%	5/15/29	17,521	16,058
	Principal Financial Group Inc.	2.125%	6/15/30	4,342	3,542
	Principal Financial Group Inc.	5.375%	3/15/33	13,240	13,108
	Progressive Corp.	4.000%	3/1/29	10,989	10,565
	Progressive Corp.	6.625%	3/1/29	6,328	6,895
	Progressive Corp.	3.200%	3/26/30	10,231	9,132
	Progressive Corp.	3.000%	3/15/32	14,599	12,699
	Progressive Corp.	6.250%	12/1/32	5,479	5,880
	Progressive Corp.	4.950%	6/15/33	12,072	11,855
	Prospect Capital Corp.	3.437%	10/15/28	7,613	5,996
[1]	Prudential Financial Inc.	2.100%	3/10/30	4,231	3,544
[1]	Prudential Financial Inc.	5.750%	7/15/33	8,559	9,005
[1]	Prudential Financial Inc.	5.700%	9/15/48	12,567	11,880
[1]	Prudential Financial Inc.	3.700%	10/1/50	24,195	20,566
	Prudential Financial Inc.	5.125%	3/1/52	30,853	27,569
	Prudential Financial Inc.	6.000%	9/1/52	25,150	24,061
	Prudential Financial Inc.	6.750%	3/1/53	7,292	7,205
	Prudential Funding Asia plc	3.125%	4/14/30	20,537	18,083
	Prudential Funding Asia plc	3.625%	3/24/32	8,602	7,577
	Raymond James Financial Inc.	4.650%	4/1/30	12,683	12,263
	Reinsurance Group of America Inc.	3.900%	5/15/29	19,598	17,952
	Reinsurance Group of America Inc.	3.150%	6/15/30	8,301	7,090
	Reinsurance Group of America Inc.	6.000%	9/15/33	3,000	3,015
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	2,480	2,221
	RenaissanceRe Holdings Ltd.	5.750%	6/5/33	21,594	20,975
[1]	Royal Bank of Canada	2.300%	11/3/31	39,066	31,382
	Royal Bank of Canada	3.875%	5/4/32	23,265	21,103
[1]	Royal Bank of Canada	5.000%	2/1/33	42,405	41,103
[1]	Royal Bank of Canada	5.000%	5/2/33	26,910	26,033
	Santander UK Group Holdings plc	2.896%	3/15/32	14,308	11,436
[1]	State Street Corp.	4.141%	12/3/29	9,604	9,201
	State Street Corp.	2.400%	1/24/30	24,902	21,268
	State Street Corp.	2.200%	3/3/31	26,618	21,197
	State Street Corp.	3.152%	3/30/31	13,486	11,844
	State Street Corp.	4.421%	5/13/33	14,313	13,305
	State Street Corp.	4.164%	8/4/33	18,803	17,103
	State Street Corp.	4.821%	1/26/34	16,190	15,359
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Street Corp.	5.159%	5/18/34	27,335	26,534
[1]	State Street Corp.	3.031%	11/1/34	7,898	6,794
	Stewart Information Services Corp.	3.600%	11/15/31	15,316	11,545
	Stifel Financial Corp.	4.000%	5/15/30	11,345	9,867
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	66,522	55,897
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	9,290	8,811
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	70,016	61,107
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	9,572	8,375
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	5,877	5,011
	Sumitomo Mitsui Financial Group Inc.	5.710%	1/13/30	34,480	34,627
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	32,604	27,721
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	49,835	40,126
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	30,668	24,226
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	6,098	4,690
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	10,740	8,489
	Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	36,881	37,315
	Sumitomo Mitsui Financial Group Inc.	5.776%	7/13/33	30,011	30,376
	Synchrony Financial	5.150%	3/19/29	16,257	14,910
	Synchrony Financial	2.875%	10/28/31	17,282	12,808
[1]	Toronto-Dominion Bank	2.000%	9/10/31	9,580	7,581
[1]	Toronto-Dominion Bank	2.450%	1/12/32	17,258	13,951
[1]	Toronto-Dominion Bank	3.200%	3/10/32	37,679	32,055
	Toronto-Dominion Bank	4.456%	6/8/32	57,479	53,567
	Travelers Property Casualty Corp.	6.375%	3/15/33	1,832	2,011
[1]	Truist Bank	2.250%	3/11/30	32,973	26,164
[1]	Truist Financial Corp.	3.875%	3/19/29	19,046	17,027
[1]	Truist Financial Corp.	1.950%	6/5/30	11,133	8,825
[1]	Truist Financial Corp.	4.916%	7/28/33	24,212	21,596
[1]	Truist Financial Corp.	6.123%	10/28/33	26,865	27,029
[1]	Truist Financial Corp.	5.122%	1/26/34	29,015	27,205
[1]	Truist Financial Corp.	5.867%	6/8/34	42,360	42,003
	Unum Group	4.000%	6/15/29	10,214	9,365
[1]	US Bancorp	3.000%	7/30/29	17,594	15,066
[1]	US Bancorp	1.375%	7/22/30	26,357	19,974
[1]	US Bancorp	2.677%	1/27/33	19,894	15,812
[1]	US Bancorp	4.967%	7/22/33	31,128	28,364
	US Bancorp	5.850%	10/21/33	39,403	39,210
	US Bancorp	4.839%	2/1/34	51,750	47,998
	US Bancorp	5.836%	6/12/34	36,640	36,550
	US Bancorp	2.491%	11/3/36	35,395	26,072
	Visa Inc.	2.050%	4/15/30	32,054	27,184
	Visa Inc.	1.100%	2/15/31	20,727	16,115
	Webster Financial Corp.	4.100%	3/25/29	7,522	6,575
[1]	Wells Fargo & Co.	3.196%	6/17/27	184	172
[1]	Wells Fargo & Co.	4.150%	1/24/29	57,395	54,017
[1]	Wells Fargo & Co.	7.950%	11/15/29	3,518	3,834
[1]	Wells Fargo & Co.	2.879%	10/30/30	88,992	76,134
[1]	Wells Fargo & Co.	2.572%	2/11/31	81,680	68,186
[1]	Wells Fargo & Co.	4.478%	4/4/31	70,646	66,079
[1]	Wells Fargo & Co.	3.350%	3/2/33	87,619	73,814
[1]	Wells Fargo & Co.	4.897%	7/25/33	103,138	97,040
	Wells Fargo & Co.	5.389%	4/24/34	95,355	92,894
[1]	Wells Fargo & Co.	5.557%	7/25/34	97,284	96,018
	Western Union Co.	2.750%	3/15/31	6,566	5,159
	Westpac Banking Corp.	1.953%	11/20/28	28,737	24,677

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Westpac Banking Corp.	2.650%	1/16/30	18,405	16,081
	Westpac Banking Corp.	2.150%	6/3/31	30,784	25,261
	Westpac Banking Corp.	5.405%	8/10/33	16,779	15,793
	Westpac Banking Corp.	4.110%	7/24/34	38,956	34,160
	Westpac Banking Corp.	2.668%	11/15/35	29,177	22,421
	Westpac Banking Corp.	3.020%	11/18/36	34,751	26,570
	Willis North America Inc.	4.500%	9/15/28	14,671	13,964
	Willis North America Inc.	2.950%	9/15/29	19,374	16,791
	Willis North America Inc.	5.350%	5/15/33	17,349	16,754
	Wintrust Financial Corp.	4.850%	6/6/29	7,001	6,233
	Zions Bancorp NA	3.250%	10/29/29	11,915	9,347
					12,412,300
Health Care (9.5%)
	Abbott Laboratories	1.400%	6/30/30	6,472	5,271
	AbbVie Inc.	4.250%	11/14/28	42,820	41,444
	AbbVie Inc.	3.200%	11/21/29	135,476	122,127
	Adventist Health System	2.952%	3/1/29	5,184	4,508
	Adventist Health System	5.430%	3/1/32	8,575	8,509
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	6,838	6,496
[1]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	9,183	7,612
	Agilent Technologies Inc.	2.750%	9/15/29	5,883	5,141
	Agilent Technologies Inc.	2.100%	6/4/30	12,433	10,180
	Agilent Technologies Inc.	2.300%	3/12/31	19,254	15,753
	Amgen Inc.	3.000%	2/22/29	19,438	17,570
	Amgen Inc.	4.050%	8/18/29	36,887	34,836
	Amgen Inc.	2.450%	2/21/30	32,287	27,455
	Amgen Inc.	5.250%	3/2/30	66,189	66,222
	Amgen Inc.	2.300%	2/25/31	29,098	24,006
	Amgen Inc.	2.000%	1/15/32	13,691	10,727
	Amgen Inc.	3.350%	2/22/32	28,960	25,233
	Amgen Inc.	4.200%	3/1/33	4,135	3,801
	Amgen Inc.	5.250%	3/2/33	119,618	118,939
[1]	Ascension Health	2.532%	11/15/29	14,865	12,830
	AstraZeneca Finance LLC	2.250%	5/28/31	20,643	17,179
	AstraZeneca Finance LLC	4.875%	3/3/33	13,539	13,543
	AstraZeneca plc	4.000%	1/17/29	28,360	27,196
	AstraZeneca plc	1.375%	8/6/30	39,083	31,062
	Banner Health	2.338%	1/1/30	6,310	5,346
	Banner Health	1.897%	1/1/31	8,110	6,491
	Baxter International Inc.	2.272%	12/1/28	36,036	30,849
	Baxter International Inc.	3.950%	4/1/30	20,309	18,598
	Baxter International Inc.	1.730%	4/1/31	3,737	2,879
	Baxter International Inc.	2.539%	2/1/32	42,182	33,838
[1]	Baylor Scott & White Holdings	1.777%	11/15/30	3,203	2,553
	Becton Dickinson & Co.	2.823%	5/20/30	13,373	11,554
	Becton Dickinson & Co.	1.957%	2/11/31	31,958	25,698
	Becton Dickinson & Co.	4.298%	8/22/32	6,121	5,716
	Biogen Inc.	2.250%	5/1/30	34,814	28,634
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	19,488	17,068
[1]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	13,477	12,054
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	7,028	5,607
	Boston Scientific Corp.	2.650%	6/1/30	34,377	29,480
	Bristol-Myers Squibb Co.	3.400%	7/26/29	61,506	56,933
	Bristol-Myers Squibb Co.	1.450%	11/13/30	22,890	18,152
	Bristol-Myers Squibb Co.	2.950%	3/15/32	46,525	40,295
[1]	Cedars-Sinai Health System	2.288%	8/15/31	7,900	6,399
	Cencora Inc.	2.800%	5/15/30	11,727	10,106
	Cencora Inc.	2.700%	3/15/31	22,802	19,166
	Centene Corp.	4.625%	12/15/29	84,331	77,542
	Centene Corp.	3.375%	2/15/30	35,255	30,151
	Centene Corp.	3.000%	10/15/30	68,793	57,255
	Centene Corp.	2.500%	3/1/31	61,873	49,334
	Centene Corp.	2.625%	8/1/31	31,227	24,823
[1]	CHRISTUS Health	4.341%	7/1/28	4,393	4,215
	Cigna Group	4.375%	10/15/28	91,523	88,062
	Cigna Group	2.400%	3/15/30	28,986	24,384
	Cigna Group	2.375%	3/15/31	36,743	30,221
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Group	5.400%	3/15/33	24,370	24,461
	CommonSpirit Health	3.347%	10/1/29	33,089	29,484
	CVS Health Corp.	5.000%	1/30/29	21,811	21,467
	CVS Health Corp.	3.250%	8/15/29	29,822	26,633
	CVS Health Corp.	5.125%	2/21/30	42,501	41,842
	CVS Health Corp.	3.750%	4/1/30	46,456	42,249
	CVS Health Corp.	1.750%	8/21/30	27,335	21,673
	CVS Health Corp.	5.250%	1/30/31	20,620	20,354
	CVS Health Corp.	1.875%	2/28/31	42,085	32,997
	CVS Health Corp.	2.125%	9/15/31	11,774	9,283
	CVS Health Corp.	5.250%	2/21/33	50,383	49,262
	CVS Health Corp.	5.300%	6/1/33	24,000	23,506
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	18,485	15,855
	DH Europe Finance II Sarl	2.600%	11/15/29	16,498	14,526
	Elevance Health Inc.	4.101%	3/1/28	1	1
	Elevance Health Inc.	2.875%	9/15/29	31,539	27,820
	Elevance Health Inc.	2.250%	5/15/30	27,942	23,330
	Elevance Health Inc.	2.550%	3/15/31	32,808	27,444
	Elevance Health Inc.	4.100%	5/15/32	6,642	6,118
	Elevance Health Inc.	5.500%	10/15/32	8,243	8,397
	Elevance Health Inc.	4.750%	2/15/33	25,594	24,770
	Eli Lilly & Co.	3.375%	3/15/29	19,628	18,355
	Eli Lilly & Co.	4.700%	2/27/33	23,681	23,626
	GE HealthCare Technologies Inc.	5.857%	3/15/30	30,380	30,865
	GE HealthCare Technologies Inc.	5.905%	11/22/32	42,536	43,609
	Gilead Sciences Inc.	1.650%	10/1/30	21,308	17,121
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	1	1
	GlaxoSmithKline Capital plc	3.375%	6/1/29	24,483	22,777
	HCA Inc.	5.625%	9/1/28	31,256	31,184
	HCA Inc.	5.875%	2/1/29	24,085	24,231
	HCA Inc.	3.375%	3/15/29	12,143	10,826
	HCA Inc.	4.125%	6/15/29	49,688	45,877
	HCA Inc.	3.500%	9/1/30	57,823	50,502
	HCA Inc.	2.375%	7/15/31	29,656	23,439
	HCA Inc.	3.625%	3/15/32	50,292	43,261
	HCA Inc.	5.500%	6/1/33	30,781	30,282
	Humana Inc.	3.700%	3/23/29	9,135	8,458
	Humana Inc.	3.125%	8/15/29	20,488	18,214
	Humana Inc.	4.875%	4/1/30	17,388	16,855
	Humana Inc.	2.150%	2/3/32	22,417	17,568
	Humana Inc.	5.875%	3/1/33	13,891	14,368
	Illumina Inc.	2.550%	3/23/31	12,391	9,930
	Johnson & Johnson	6.950%	9/1/29	3,833	4,383
	Johnson & Johnson	1.300%	9/1/30	37,738	30,594
	Johnson & Johnson	4.950%	5/15/33	11,962	12,424
	Laboratory Corp. of America Holdings	2.950%	12/1/29	9,247	8,118
	Laboratory Corp. of America Holdings	2.700%	6/1/31	18,700	15,602
	Medtronic Global Holdings SCA	4.500%	3/30/33	31,667	30,597
	Merck & Co. Inc.	1.900%	12/10/28	20,287	17,619
	Merck & Co. Inc.	3.400%	3/7/29	48,337	44,995
	Merck & Co. Inc.	4.300%	5/17/30	20,866	20,210
	Merck & Co. Inc.	1.450%	6/24/30	25,428	20,500
	Merck & Co. Inc.	2.150%	12/10/31	58,101	47,487
	Merck & Co. Inc.	4.500%	5/17/33	39,039	38,024
	Novartis Capital Corp.	2.200%	8/14/30	39,217	33,412
[1]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	8,265	5,969
	OhioHealth Corp.	2.297%	11/15/31	7,740	6,303
	Pfizer Inc.	3.600%	9/15/28	13,779	13,120
	Pfizer Inc.	3.450%	3/15/29	51,353	48,142
	Pfizer Inc.	2.625%	4/1/30	41,717	36,636
	Pfizer Inc.	1.700%	5/28/30	23,884	19,676
	Pfizer Inc.	1.750%	8/18/31	19,206	15,449
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/30	71,995	70,862

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Investment Enterprises Pte. Ltd.	4.750%	5/19/33	123,827	121,841
	Pharmacia LLC	6.600%	12/1/28	14,801	15,940
[1]	Piedmont Healthcare Inc.	2.044%	1/1/32	6,426	5,043
[1]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	15,102	12,802
	Quest Diagnostics Inc.	4.200%	6/30/29	12,959	12,402
	Quest Diagnostics Inc.	2.950%	6/30/30	26,314	22,801
	Quest Diagnostics Inc.	2.800%	6/30/31	8,168	6,931
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	30,411	24,188
	Revvity Inc.	1.900%	9/15/28	11,300	9,566
	Revvity Inc.	3.300%	9/15/29	20,693	18,395
	Revvity Inc.	2.550%	3/15/31	12,065	9,864
	Revvity Inc.	2.250%	9/15/31	8,199	6,465
	Royalty Pharma plc	2.200%	9/2/30	14,633	11,665
	Royalty Pharma plc	2.150%	9/2/31	24,659	19,094
[1]	Rush Obligated Group	3.922%	11/15/29	8,106	7,496
	Smith & Nephew plc	2.032%	10/14/30	24,547	19,420
[1]	Stanford Health Care	3.310%	8/15/30	7,540	6,726
	STERIS Irish FinCo Unltd. Co.	2.700%	3/15/31	14,913	12,319
	Stryker Corp.	1.950%	6/15/30	19,666	16,230
[1]	Sutter Health	3.695%	8/15/28	3,286	3,087
[1]	Sutter Health	2.294%	8/15/30	17,350	14,341
	Sutter Health	5.164%	8/15/33	2,750	2,709
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	49,770	49,320
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	50,881	41,838
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	27,975	24,083
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	18,200	15,960
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	35,875	28,897
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	18,103	18,065
	Thermo Fisher Scientific Inc.	5.086%	8/10/33	24,000	24,114
	UnitedHealth Group Inc.	3.875%	12/15/28	20,272	19,361
	UnitedHealth Group Inc.	4.250%	1/15/29	31,153	30,194
	UnitedHealth Group Inc.	4.000%	5/15/29	9,558	9,125
	UnitedHealth Group Inc.	2.875%	8/15/29	36,274	32,569
	UnitedHealth Group Inc.	5.300%	2/15/30	35,032	35,742
	UnitedHealth Group Inc.	2.000%	5/15/30	15,904	13,268
	UnitedHealth Group Inc.	2.300%	5/15/31	50,087	41,816
	UnitedHealth Group Inc.	4.200%	5/15/32	37,301	35,224
	UnitedHealth Group Inc.	5.350%	2/15/33	32,120	32,949
	UnitedHealth Group Inc.	4.500%	4/15/33	38,640	37,211
	Universal Health Services Inc.	2.650%	10/15/30	16,163	13,003
	Universal Health Services Inc.	2.650%	1/15/32	12,294	9,552
	UPMC	5.035%	5/15/33	12,130	11,901
	Viatris Inc.	2.700%	6/22/30	32,114	26,065
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	17,988	14,656
	Zoetis Inc.	3.900%	8/20/28	8,656	8,274
	Zoetis Inc.	2.000%	5/15/30	21,791	17,944
	Zoetis Inc.	5.600%	11/16/32	22,867	23,582
					3,958,024
Industrials (6.1%)
[1]	3M Co.	3.625%	9/14/28	5,815	5,440
[1]	3M Co.	3.375%	3/1/29	20,048	18,352
	3M Co.	2.375%	8/26/29	19,645	16,883
	3M Co.	3.050%	4/15/30	14,579	13,013
	Acuity Brands Lighting Inc.	2.150%	12/15/30	12,462	9,978
	Allegion plc	3.500%	10/1/29	13,386	11,940
	Allegion US Holding Co. Inc.	5.411%	7/1/32	14,455	14,075
[1]	American Airlines Pass-Through Trust Class A Series 2021-1	2.875%	7/11/34	3,644	3,008
[1]	American Airlines Pass-Through Trust Class AA Series 2016-3	3.000%	10/15/28	6,610	5,909
[1]	American Airlines Pass-Through Trust Class AA Series 2017-1	3.650%	2/15/29	9,573	8,734
[1]	American Airlines Pass-Through Trust Class AA Series 2017-2	3.350%	10/15/29	9,812	8,808
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	American Airlines Pass-Through Trust Class AA Series 2019-1	3.150%	2/15/32	10,973	9,533
	Amphenol Corp.	4.350%	6/1/29	13,546	13,039
	Amphenol Corp.	2.800%	2/15/30	24,993	21,770
	Amphenol Corp.	2.200%	9/15/31	16,236	13,130
	Boeing Co.	3.450%	11/1/28	9,387	8,598
	Boeing Co.	3.200%	3/1/29	33,167	29,813
	Boeing Co.	2.950%	2/1/30	16,382	14,179
	Boeing Co.	5.150%	5/1/30	134,142	131,939
	Boeing Co.	3.625%	2/1/31	26,889	24,006
	Canadian National Railway Co.	3.850%	8/5/32	15,353	14,154
	Canadian Pacific Railway Co.	2.875%	11/15/29	11,399	10,027
	Canadian Pacific Railway Co.	2.050%	3/5/30	28,365	23,534
	Canadian Pacific Railway Co.	7.125%	10/15/31	8,543	9,512
	Canadian Pacific Railway Co.	2.450%	12/2/31	37,572	33,325
	Carrier Global Corp.	2.722%	2/15/30	54,394	46,619
	Carrier Global Corp.	2.700%	2/15/31	13,295	11,148
	Caterpillar Inc.	2.600%	9/19/29	6,810	6,091
	Caterpillar Inc.	2.600%	4/9/30	28,827	25,355
	Caterpillar Inc.	1.900%	3/12/31	3,939	3,306
	CSX Corp.	4.250%	3/15/29	30,675	29,582
	CSX Corp.	2.400%	2/15/30	8,657	7,396
	CSX Corp.	4.100%	11/15/32	30,879	28,988
	Cummins Inc.	1.500%	9/1/30	15,312	12,307
	Deere & Co.	5.375%	10/16/29	11,721	12,094
	Deere & Co.	3.100%	4/15/30	30,743	27,808
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2020-1	2.000%	6/10/28	13,873	12,235
	Dover Corp.	2.950%	11/4/29	5,719	5,030
	Eaton Corp.	4.000%	11/2/32	21,303	19,904
	Eaton Corp.	4.150%	3/15/33	33,934	31,946
	Emerson Electric Co.	2.000%	12/21/28	33,025	28,695
	Emerson Electric Co.	1.950%	10/15/30	15,381	12,659
	Emerson Electric Co.	2.200%	12/21/31	19,580	16,097
	FedEx Corp.	4.200%	10/17/28	10,049	9,685
	FedEx Corp.	3.100%	8/5/29	19,661	17,609
	FedEx Corp.	4.250%	5/15/30	9,861	9,347
	FedEx Corp.	2.400%	5/15/31	20,389	16,834
	Flowserve Corp.	3.500%	10/1/30	23,575	20,197
	General Dynamics Corp.	3.625%	4/1/30	33,505	31,173
	General Dynamics Corp.	2.250%	6/1/31	9,474	7,916
	GXO Logistics Inc.	2.650%	7/15/31	3,693	2,890
	HEICO Corp.	5.350%	8/1/33	15,390	15,247
	Honeywell International Inc.	4.250%	1/15/29	14,960	14,530
	Honeywell International Inc.	2.700%	8/15/29	13,950	12,416
	Honeywell International Inc.	1.950%	6/1/30	26,783	22,279
	Honeywell International Inc.	1.750%	9/1/31	20,760	16,486
	Honeywell International Inc.	5.000%	2/15/33	22,863	23,040
	Honeywell International Inc.	4.500%	1/15/34	21,310	20,586
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	5,641	5,216
	IDEX Corp.	3.000%	5/1/30	23,411	20,337
	Ingersoll Rand Inc.	5.700%	8/14/33	24,000	24,328
	Jacobs Engineering Group Inc.	5.900%	3/1/33	10,614	10,495
[1]	JetBlue Pass-Through Trust Class A Series 2020-1	4.000%	11/15/32	8,723	7,998
[1]	JetBlue Pass-Through Trust Class AA Series 2019-1	2.750%	5/15/32	3,405	2,891
[1]	John Deere Capital Corp.	3.450%	3/7/29	23,988	22,332
[1]	John Deere Capital Corp.	3.350%	4/18/29	2,350	2,182
[1]	John Deere Capital Corp.	2.800%	7/18/29	18,235	16,445
[1]	John Deere Capital Corp.	2.450%	1/9/30	14,330	12,481
[1]	John Deere Capital Corp.	4.700%	6/10/30	26,850	26,511
	John Deere Capital Corp.	1.450%	1/15/31	13,690	10,847
[1]	John Deere Capital Corp.	3.900%	6/7/32	21,467	19,998
[1]	John Deere Capital Corp.	4.350%	9/15/32	18,200	17,648
	Johnson Controls International plc	1.750%	9/15/30	21,014	16,826
	Johnson Controls International plc	2.000%	9/16/31	3,582	2,823

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Johnson Controls International plc	4.900%	12/1/32	5,829	5,731
	Kennametal Inc.	2.800%	3/1/31	4,698	3,764
	Keysight Technologies Inc.	3.000%	10/30/29	10,299	9,019
	L3Harris Technologies Inc.	1.800%	1/15/31	20,922	16,470
	L3Harris Technologies Inc.	5.400%	7/31/33	21,230	21,269
	Lockheed Martin Corp.	1.850%	6/15/30	13,687	11,349
	Lockheed Martin Corp.	3.900%	6/15/32	24,713	22,952
	Lockheed Martin Corp.	5.250%	1/15/33	33,514	34,362
	Norfolk Southern Corp.	2.550%	11/1/29	15,439	13,313
	Norfolk Southern Corp.	5.050%	8/1/30	16,115	15,951
	Norfolk Southern Corp.	2.300%	5/15/31	8,131	6,703
	Norfolk Southern Corp.	3.000%	3/15/32	16,118	13,715
	Northrop Grumman Corp.	4.400%	5/1/30	15,994	15,375
	Northrop Grumman Corp.	4.700%	3/15/33	30,741	29,761
	nVent Finance Sarl	2.750%	11/15/31	7,389	5,830
	nVent Finance Sarl	5.650%	5/15/33	12,312	11,914
	Oshkosh Corp.	3.100%	3/1/30	8,496	7,475
	Otis Worldwide Corp.	2.565%	2/15/30	46,315	39,594
	Parker-Hannifin Corp.	3.250%	6/14/29	41,080	37,142
	Parker-Hannifin Corp.	4.500%	9/15/29	30,164	29,156
	Pentair Finance Sarl	4.500%	7/1/29	15,079	14,095
	Pentair Finance Sarl	5.900%	7/15/32	9,694	9,807
[2]	Regal Rexnord Corp.	6.300%	2/15/30	27,585	27,428
[2]	Regal Rexnord Corp.	6.400%	4/15/33	28,291	27,977
	Republic Services Inc.	4.875%	4/1/29	11,105	10,948
	Republic Services Inc.	2.300%	3/1/30	22,432	18,988
	Republic Services Inc.	1.450%	2/15/31	24,066	18,618
	Republic Services Inc.	1.750%	2/15/32	12,541	9,702
	Republic Services Inc.	5.000%	4/1/34	14,575	14,314
	Rockwell Automation Inc.	3.500%	3/1/29	13,868	12,998
	Rockwell Automation Inc.	1.750%	8/15/31	5,410	4,298
	RTX Corp.	4.125%	11/16/28	33,653	32,109
	RTX Corp.	2.250%	7/1/30	25,067	20,795
	RTX Corp.	1.900%	9/1/31	15,719	12,305
	RTX Corp.	2.375%	3/15/32	46,391	37,296
	RTX Corp.	5.150%	2/27/33	47,047	46,463
	Southwest Airlines Co.	2.625%	2/10/30	15,942	13,457
[1]	Spirit Airlines Pass-Through Trust Class A Series 2015-1	4.100%	4/1/28	1,841	1,696
	Teledyne Technologies Inc.	2.750%	4/1/31	34,674	28,908
	Textron Inc.	3.900%	9/17/29	13,667	12,568
	Textron Inc.	3.000%	6/1/30	11,818	10,231
	Textron Inc.	2.450%	3/15/31	12,373	10,159
	Timken Co.	4.500%	12/15/28	9,743	9,232
	Timken Co.	4.125%	4/1/32	9,705	8,661
	Trane Technologies Financing Ltd.	5.250%	3/3/33	16,800	16,772
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	9,028	8,423
	Trimble Inc.	6.100%	3/15/33	21,195	21,419
[2]	Triton Container International Ltd.	3.150%	6/15/31	10,045	7,724
	Triton Container International Ltd.	3.250%	3/15/32	9,092	7,053
	Tyco Electronics Group SA	2.500%	2/4/32	10,890	9,075
	Union Pacific Corp.	3.950%	9/10/28	21,615	20,807
	Union Pacific Corp.	6.625%	2/1/29	6,066	6,574
	Union Pacific Corp.	3.700%	3/1/29	14,991	14,201
	Union Pacific Corp.	2.400%	2/5/30	21,817	18,757
	Union Pacific Corp.	2.375%	5/20/31	18,980	15,928
	Union Pacific Corp.	2.800%	2/14/32	25,609	21,866
	Union Pacific Corp.	4.500%	1/20/33	18,616	18,034
	Union Pacific Corp.	2.891%	4/6/36	3,400	2,682
[1]	United Airlines Pass-Through Trust Class A Series 2023-1	5.800%	1/15/36	12,500	12,462
[1]	United Airlines Pass-Through Trust Class AA Series 2016-2	2.875%	10/7/28	7,517	6,658
[1]	United Airlines Pass-Through Trust Class AA Series 2018-1	3.500%	3/1/30	3,616	3,240
[1]	United Airlines Pass-Through Trust Class AA Series 2019-1	4.150%	8/25/31	7,044	6,488
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	United Airlines Pass-Through Trust Class AA Series 2019-2	2.700%	5/1/32	9,866	8,304
	United Parcel Service Inc.	3.400%	3/15/29	19,231	17,995
	United Parcel Service Inc.	2.500%	9/1/29	11,026	9,771
	United Parcel Service Inc.	4.450%	4/1/30	25,501	25,111
	United Parcel Service Inc.	4.875%	3/3/33	25,670	25,612
[1]	US Airways Pass-Through Trust Class A Series 2012-1	5.900%	10/1/24	432	430
	Vontier Corp.	2.950%	4/1/31	17,048	13,507
	Waste Connections Inc.	4.250%	12/1/28	12,031	11,564
	Waste Connections Inc.	3.500%	5/1/29	7,127	6,573
	Waste Connections Inc.	2.600%	2/1/30	13,774	11,858
	Waste Connections Inc.	2.200%	1/15/32	17,505	13,962
	Waste Connections Inc.	3.200%	6/1/32	8,809	7,559
	Waste Connections Inc.	4.200%	1/15/33	18,291	16,890
	Waste Management Inc.	4.875%	2/15/29	10,047	9,946
	Waste Management Inc.	2.000%	6/1/29	9,569	8,107
	Waste Management Inc.	4.625%	2/15/30	13,673	13,365
	Waste Management Inc.	1.500%	3/15/31	24,605	19,161
	Waste Management Inc.	4.150%	4/15/32	26,183	24,536
	Waste Management Inc.	4.625%	2/15/33	11,322	10,884
	Waste Management Inc.	4.875%	2/15/34	5,000	4,882
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	29,137	28,100
	Xylem Inc.	2.250%	1/30/31	12,588	10,341
					2,550,071
Materials (3.1%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	23,057	19,463
	Air Products and Chemicals Inc.	4.800%	3/3/33	16,354	16,244
	Albemarle Corp.	5.050%	6/1/32	15,841	14,917
	Amcor Finance USA Inc.	5.625%	5/26/33	14,322	14,236
[1]	Amcor Flexibles North America Inc.	3.100%	9/15/26	6,123	5,627
	Amcor Flexibles North America Inc.	2.630%	6/19/30	15,229	12,536
	Amcor Flexibles North America Inc.	2.690%	5/25/31	13,970	11,384
	AngloGold Ashanti Holdings plc	3.375%	11/1/28	16,825	14,517
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	16,421	13,614
	AptarGroup Inc.	3.600%	3/15/32	6,020	5,126
	ArcelorMittal SA	4.250%	7/16/29	15,063	14,265
	ArcelorMittal SA	6.800%	11/29/32	23,285	23,954
	BHP Billiton Finance USA Ltd.	4.900%	2/28/33	22,459	22,130
	Cabot Corp.	4.000%	7/1/29	6,460	5,954
	Cabot Corp.	5.000%	6/30/32	11,143	10,503
	Carlisle Cos. Inc.	3.750%	12/1/27	4,305	4,061
	Carlisle Cos. Inc.	2.750%	3/1/30	12,835	10,866
	Carlisle Cos. Inc.	2.200%	3/1/32	13,610	10,711
	Celanese US Holdings LLC	6.350%	11/15/28	20,000	20,065
	Celanese US Holdings LLC	6.330%	7/15/29	21,302	21,170
	Celanese US Holdings LLC	6.550%	11/15/30	21,000	21,005
	Celanese US Holdings LLC	6.379%	7/15/32	24,937	24,686
	Dow Chemical Co.	4.800%	11/30/28	10,589	10,434
	Dow Chemical Co.	7.375%	11/1/29	23,465	25,738
	Dow Chemical Co.	2.100%	11/15/30	5,069	4,134
	Dow Chemical Co.	6.300%	3/15/33	14,174	15,019
	DuPont de Nemours Inc.	4.725%	11/15/28	43,207	42,629
	Eagle Materials Inc.	2.500%	7/1/31	18,683	15,096
	Eastman Chemical Co.	4.500%	12/1/28	5,130	4,904
	Eastman Chemical Co.	5.750%	3/8/33	15,805	15,555
	Ecolab Inc.	4.800%	3/24/30	18,912	18,790
	Ecolab Inc.	1.300%	1/30/31	13,481	10,507
	Ecolab Inc.	2.125%	2/1/32	15,594	12,698
	EIDP Inc.	2.300%	7/15/30	12,580	10,429
	EIDP Inc.	4.800%	5/15/33	14,615	14,053
	FMC Corp.	3.450%	10/1/29	11,726	10,220
	FMC Corp.	5.650%	5/18/33	15,337	14,606
	Freeport-McMoRan Inc.	5.250%	9/1/29	16,579	16,069
	Freeport-McMoRan Inc.	4.250%	3/1/30	14,393	13,072
	Freeport-McMoRan Inc.	4.625%	8/1/30	5,570	5,146

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgia-Pacific LLC	7.750%	11/15/29	19,849	22,332
[2]	Georgia-Pacific LLC	2.300%	4/30/30	3,567	2,995
	Georgia-Pacific LLC	8.875%	5/15/31	2,492	3,033
	Huntsman International LLC	4.500%	5/1/29	19,909	18,435
	Huntsman International LLC	2.950%	6/15/31	8,495	6,781
	International Flavors & Fragrances Inc.	4.450%	9/26/28	5,897	5,511
[2]	Kinross Gold Corp.	6.250%	7/15/33	9,426	9,298
	Linde Inc.	1.100%	8/10/30	15,573	12,286
	LYB International Finance III LLC	2.250%	10/1/30	12,939	10,508
	LYB International Finance III LLC	5.625%	5/15/33	12,095	11,973
[1]	Martin Marietta Materials Inc.	2.500%	3/15/30	10,346	8,690
	Martin Marietta Materials Inc.	2.400%	7/15/31	9,541	7,713
	NewMarket Corp.	2.700%	3/18/31	9,175	7,444
	Newmont Corp.	2.800%	10/1/29	4,533	3,911
	Newmont Corp.	2.250%	10/1/30	30,378	24,680
	Newmont Corp.	2.600%	7/15/32	27,839	22,373
	Nucor Corp.	2.700%	6/1/30	13,687	11,730
	Nucor Corp.	3.125%	4/1/32	13,229	11,266
	Nutrien Ltd.	4.200%	4/1/29	26,464	24,895
	Nutrien Ltd.	2.950%	5/13/30	3,356	2,893
	Packaging Corp. of America	3.000%	12/15/29	12,221	10,669
	PPG Industries Inc.	2.800%	8/15/29	9,938	8,762
	PPG Industries Inc.	2.550%	6/15/30	12,534	10,610
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	12,449	10,057
	Rio Tinto Alcan Inc.	7.250%	3/15/31	11,712	13,171
	Rio Tinto Finance USA plc	5.000%	3/9/33	13,300	13,212
	Rohm & Haas Co.	7.850%	7/15/29	22,331	24,696
	RPM International Inc.	4.550%	3/1/29	9,022	8,465
	RPM International Inc.	2.950%	1/15/32	7,072	5,672
	Sherwin-Williams Co.	2.950%	8/15/29	18,702	16,482
	Sherwin-Williams Co.	2.300%	5/15/30	14,705	12,254
	Sherwin-Williams Co.	2.200%	3/15/32	8,938	7,092
	Sonoco Products Co.	3.125%	5/1/30	16,810	14,510
	Sonoco Products Co.	2.850%	2/1/32	15,002	12,295
	Steel Dynamics Inc.	3.450%	4/15/30	13,934	12,367
	Steel Dynamics Inc.	3.250%	1/15/31	17,418	15,176
	Suzano Austria GmbH	2.500%	9/15/28	10,027	8,554
	Suzano Austria GmbH	6.000%	1/15/29	41,469	41,177
	Suzano Austria GmbH	5.000%	1/15/30	29,168	27,102
	Suzano Austria GmbH	3.750%	1/15/31	27,346	23,176
[1]	Suzano Austria GmbH	3.125%	1/15/32	22,353	17,651
	Teck Resources Ltd.	3.900%	7/15/30	13,472	11,993
	Vale Overseas Ltd.	3.750%	7/8/30	36,608	32,080
	Vale Overseas Ltd.	6.125%	6/12/33	36,520	36,243
	Vulcan Materials Co.	3.500%	6/1/30	18,059	16,179
	Westlake Corp.	3.375%	6/15/30	7,472	6,473
	WestRock MWV LLC	8.200%	1/15/30	7,564	8,544
	WestRock MWV LLC	7.950%	2/15/31	6,547	7,359
	WRKCo Inc.	4.900%	3/15/29	26,529	25,543
	WRKCo Inc.	4.200%	6/1/32	4,636	4,224
	WRKCo Inc.	3.000%	6/15/33	14,937	12,095
	Yamana Gold Inc.	2.630%	8/15/31	7,111	5,607
					1,284,370
Real Estate (6.1%)
	Agree LP	2.900%	10/1/30	5,262	4,362
	Agree LP	4.800%	10/1/32	13,148	12,108
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1	1
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	9,822	9,296
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	18,143	15,375
	Alexandria Real Estate Equities Inc.	4.700%	7/1/30	15,092	14,287
	Alexandria Real Estate Equities Inc.	4.900%	12/15/30	14,774	14,294
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	7,754	6,685
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	19,137	14,496
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	20,941	15,429
	American Assets Trust LP	3.375%	2/1/31	14,050	10,864
	American Homes 4 Rent LP	4.900%	2/15/29	14,108	13,565
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Homes 4 Rent LP	2.375%	7/15/31	17,069	13,506
	American Homes 4 Rent LP	3.625%	4/15/32	22,088	18,899
	American Tower Corp.	3.950%	3/15/29	12,994	11,959
	American Tower Corp.	3.800%	8/15/29	40,353	36,683
	American Tower Corp.	2.900%	1/15/30	22,735	19,381
	American Tower Corp.	2.100%	6/15/30	21,154	16,900
	American Tower Corp.	1.875%	10/15/30	18,632	14,503
	American Tower Corp.	2.700%	4/15/31	12,647	10,333
	American Tower Corp.	2.300%	9/15/31	2,592	2,028
	American Tower Corp.	4.050%	3/15/32	18,599	16,594
	American Tower Corp.	5.650%	3/15/33	23,566	23,474
	American Tower Corp.	5.550%	7/15/33	24,241	23,995
	AvalonBay Communities Inc.	1.900%	12/1/28	18,188	15,542
[1]	AvalonBay Communities Inc.	3.300%	6/1/29	5,272	4,773
[1]	AvalonBay Communities Inc.	2.300%	3/1/30	8,609	7,194
[1]	AvalonBay Communities Inc.	2.450%	1/15/31	10,090	8,386
	AvalonBay Communities Inc.	2.050%	1/15/32	8,412	6,743
	AvalonBay Communities Inc.	5.000%	2/15/33	8,723	8,634
	Boston Properties LP	4.500%	12/1/28	17,089	15,772
	Boston Properties LP	3.400%	6/21/29	26,079	22,333
	Boston Properties LP	2.900%	3/15/30	20,525	16,698
	Boston Properties LP	3.250%	1/30/31	45,610	37,135
	Boston Properties LP	2.550%	4/1/32	14,815	11,097
	Brandywine Operating Partnership LP	4.550%	10/1/29	8,620	6,769
	Brixmor Operating Partnership LP	4.125%	5/15/29	17,006	15,471
	Brixmor Operating Partnership LP	4.050%	7/1/30	12,659	11,447
	Brixmor Operating Partnership LP	2.500%	8/16/31	14,900	11,713
	Broadstone Net Lease LLC	2.600%	9/15/31	10,050	7,236
	Camden Property Trust	4.100%	10/15/28	11,338	10,792
	Camden Property Trust	3.150%	7/1/29	4,339	3,899
	Camden Property Trust	2.800%	5/15/30	17,748	15,405
	CBRE Services Inc.	2.500%	4/1/31	12,715	10,199
	Corporate Office Properties LP	2.000%	1/15/29	3,652	2,879
	Corporate Office Properties LP	2.750%	4/15/31	19,014	14,654
	Crown Castle Inc.	4.800%	9/1/28	17,650	17,136
	Crown Castle Inc.	4.300%	2/15/29	3,723	3,499
	Crown Castle Inc.	3.100%	11/15/29	9,323	8,112
	Crown Castle Inc.	3.300%	7/1/30	26,500	23,035
	Crown Castle Inc.	2.250%	1/15/31	22,389	17,960
	Crown Castle Inc.	2.100%	4/1/31	28,736	22,637
	Crown Castle Inc.	2.500%	7/15/31	18,649	15,036
	Crown Castle Inc.	5.100%	5/1/33	19,913	19,150
	CubeSmart LP	2.250%	12/15/28	17,913	15,201
	CubeSmart LP	4.375%	2/15/29	11,587	10,849
	CubeSmart LP	3.000%	2/15/30	7,685	6,558
	CubeSmart LP	2.000%	2/15/31	16,480	12,806
	CubeSmart LP	2.500%	2/15/32	5,498	4,332
	Digital Realty Trust LP	3.600%	7/1/29	22,945	20,656
	EPR Properties	3.750%	8/15/29	12,498	10,207
	EPR Properties	3.600%	11/15/31	9,766	7,472
	Equinix Inc.	3.200%	11/18/29	26,104	22,886
	Equinix Inc.	2.150%	7/15/30	24,620	19,860
	Equinix Inc.	2.500%	5/15/31	25,062	20,326
	Equinix Inc.	3.900%	4/15/32	28,391	25,262
	ERP Operating LP	4.150%	12/1/28	11,497	10,948
	ERP Operating LP	3.000%	7/1/29	16,430	14,601
	ERP Operating LP	2.500%	2/15/30	10,466	8,881
	ERP Operating LP	1.850%	8/1/31	16,248	12,684
	Essential Properties LP	2.950%	7/15/31	10,324	7,733
	Essex Portfolio LP	4.000%	3/1/29	14,727	13,591
	Essex Portfolio LP	3.000%	1/15/30	11,806	10,066
	Essex Portfolio LP	1.650%	1/15/31	10,191	7,694
	Essex Portfolio LP	2.550%	6/15/31	3,509	2,808
	Essex Portfolio LP	2.650%	3/15/32	17,178	13,668
	Extra Space Storage LP	3.900%	4/1/29	7,542	6,904
	Extra Space Storage LP	4.000%	6/15/29	12,680	11,590

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Extra Space Storage LP	5.500%	7/1/30	8,025	7,953
	Extra Space Storage LP	2.200%	10/15/30	5,214	4,159
	Extra Space Storage LP	2.550%	6/1/31	16,375	13,132
	Extra Space Storage LP	2.400%	10/15/31	14,777	11,597
	Extra Space Storage LP	2.350%	3/15/32	14,704	11,427
	Federal Realty OP LP	3.200%	6/15/29	8,482	7,320
	Federal Realty OP LP	3.500%	6/1/30	10,013	8,756
	GLP Capital LP	5.300%	1/15/29	18,270	17,251
	GLP Capital LP	4.000%	1/15/30	21,396	18,696
	GLP Capital LP	4.000%	1/15/31	15,848	13,577
	GLP Capital LP	3.250%	1/15/32	16,904	13,625
	Healthcare Realty Holdings LP	3.100%	2/15/30	15,820	13,490
	Healthcare Realty Holdings LP	2.000%	3/15/31	16,424	12,658
	Healthpeak OP LLC	2.125%	12/1/28	4,447	3,799
	Healthpeak OP LLC	3.500%	7/15/29	15,819	14,219
	Healthpeak OP LLC	3.000%	1/15/30	26,727	23,156
	Healthpeak OP LLC	2.875%	1/15/31	14,704	12,311
	Healthpeak OP LLC	5.250%	12/15/32	18,077	17,482
	Highwoods Realty LP	4.200%	4/15/29	3,554	3,030
	Highwoods Realty LP	3.050%	2/15/30	17,527	13,704
	Highwoods Realty LP	2.600%	2/1/31	6,786	4,992
[1]	Host Hotels & Resorts LP	3.375%	12/15/29	4,715	4,022
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	21,636	18,457
[1]	Host Hotels & Resorts LP	2.900%	12/15/31	15,688	12,364
	Hudson Pacific Properties LP	4.650%	4/1/29	13,795	10,519
	Hudson Pacific Properties LP	3.250%	1/15/30	7,962	5,407
	Invitation Homes Operating Partnership LP	2.300%	11/15/28	19,132	16,265
	Invitation Homes Operating Partnership LP	5.450%	8/15/30	2,251	2,205
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	6,604	5,053
	Invitation Homes Operating Partnership LP	4.150%	4/15/32	18,351	16,327
	Invitation Homes Operating Partnership LP	5.500%	8/15/33	6,693	6,482
	Kilroy Realty LP	4.750%	12/15/28	11,492	10,349
	Kilroy Realty LP	4.250%	8/15/29	419	363
	Kilroy Realty LP	3.050%	2/15/30	15,331	12,249
	Kilroy Realty LP	2.500%	11/15/32	1,873	1,320
	Kimco Realty OP LLC	2.700%	10/1/30	4,025	3,318
	Kimco Realty OP LLC	2.250%	12/1/31	7,783	6,036
	Kimco Realty OP LLC	3.200%	4/1/32	23,377	19,378
	Kimco Realty OP LLC	4.600%	2/1/33	18,979	17,420
	Kite Realty Group Trust	4.750%	9/15/30	9,913	9,067
	LXP Industrial Trust	2.700%	9/15/30	10,266	8,122
	LXP Industrial Trust	2.375%	10/1/31	9,709	7,344
	Mid-America Apartments LP	3.950%	3/15/29	14,799	13,892
	Mid-America Apartments LP	2.750%	3/15/30	6,917	5,968
	Mid-America Apartments LP	1.700%	2/15/31	8,374	6,601
	National Health Investors Inc.	3.000%	2/1/31	11,888	9,013
	NNN REIT Inc.	4.300%	10/15/28	7,035	6,604
	NNN REIT Inc.	2.500%	4/15/30	6,158	5,095
	NNN REIT Inc.	5.600%	10/15/33	5,594	5,489
	Omega Healthcare Investors Inc.	3.625%	10/1/29	19,584	16,585
	Omega Healthcare Investors Inc.	3.375%	2/1/31	10,571	8,523
	Omega Healthcare Investors Inc.	3.250%	4/15/33	15,212	11,358
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	7,013	5,256
	Physicians Realty LP	2.625%	11/1/31	5,377	4,174
	Piedmont Operating Partnership LP	3.150%	8/15/30	8,139	5,877
	Piedmont Operating Partnership LP	2.750%	4/1/32	7,306	4,919
	Prologis LP	3.875%	9/15/28	9,621	9,093
	Prologis LP	4.000%	9/15/28	17,155	16,321
	Prologis LP	2.875%	11/15/29	16,372	14,345
	Prologis LP	2.250%	4/15/30	26,850	22,533
	Prologis LP	1.750%	7/1/30	8,491	6,785
	Prologis LP	1.250%	10/15/30	12,210	9,390
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prologis LP	1.750%	2/1/31	8,802	6,945
	Prologis LP	1.625%	3/15/31	9,596	7,454
	Prologis LP	2.250%	1/15/32	14,970	12,000
	Prologis LP	4.625%	1/15/33	17,443	16,730
	Prologis LP	4.750%	6/15/33	18,847	18,062
	Public Storage Operating Co.	1.950%	11/9/28	8,166	7,024
	Public Storage Operating Co.	5.125%	1/15/29	4,179	4,172
	Public Storage Operating Co.	3.385%	5/1/29	20,278	18,611
	Public Storage Operating Co.	2.300%	5/1/31	8,590	7,061
	Public Storage Operating Co.	2.250%	11/9/31	33,305	26,961
	Public Storage Operating Co.	5.100%	8/1/33	9,700	9,617
	Rayonier LP	2.750%	5/17/31	5,040	4,027
	Realty Income Corp.	3.650%	1/15/28	1,395	1,306
	Realty Income Corp.	3.250%	6/15/29	4,969	4,479
	Realty Income Corp.	3.100%	12/15/29	4,794	4,237
	Realty Income Corp.	4.850%	3/15/30	15,474	15,018
	Realty Income Corp.	3.250%	1/15/31	21,869	18,885
	Realty Income Corp.	5.625%	10/13/32	37,435	37,412
	Realty Income Corp.	2.850%	12/15/32	20,278	16,433
	Realty Income Corp.	4.900%	7/15/33	15,324	14,542
	Regency Centers LP	2.950%	9/15/29	10,744	9,285
	Regency Centers LP	3.700%	6/15/30	13,080	11,717
	Rexford Industrial Realty LP	2.125%	12/1/30	9,140	7,134
	Rexford Industrial Realty LP	2.150%	9/1/31	13,410	10,350
	Sabra Health Care LP	3.900%	10/15/29	18,528	15,653
	Sabra Health Care LP	3.200%	12/1/31	20,120	15,350
	Safehold GL Holdings LLC	2.800%	6/15/31	11,575	8,919
	Safehold GL Holdings LLC	2.850%	1/15/32	5,488	4,165
	Simon Property Group LP	3.375%	6/15/27	5,672	5,292
	Simon Property Group LP	2.450%	9/13/29	21,730	18,396
	Simon Property Group LP	2.650%	7/15/30	22,450	18,890
	Simon Property Group LP	2.200%	2/1/31	18,192	14,489
	Simon Property Group LP	2.250%	1/15/32	13,175	10,195
	Simon Property Group LP	2.650%	2/1/32	10,300	8,277
	Simon Property Group LP	5.500%	3/8/33	8,365	8,227
	Spirit Realty LP	3.200%	1/15/27	9	8
	Spirit Realty LP	4.000%	7/15/29	16,587	14,896
	Spirit Realty LP	3.400%	1/15/30	12,356	10,615
	Spirit Realty LP	3.200%	2/15/31	7,429	6,124
	Spirit Realty LP	2.700%	2/15/32	7,044	5,510
	STORE Capital Corp.	4.625%	3/15/29	8,695	7,473
	STORE Capital Corp.	2.750%	11/18/30	8,664	6,365
	STORE Capital Corp.	2.700%	12/1/31	10,655	7,474
	Sun Communities Operating LP	2.300%	11/1/28	10,240	8,615
	Sun Communities Operating LP	2.700%	7/15/31	25,506	20,253
	Sun Communities Operating LP	4.200%	4/15/32	13,785	12,118
	Sun Communities Operating LP	5.700%	1/15/33	11,942	11,656
	Tanger Properties LP	2.750%	9/1/31	10,121	7,521
[1]	UDR Inc.	4.400%	1/26/29	14,612	13,675
[1]	UDR Inc.	3.200%	1/15/30	14,726	12,962
	UDR Inc.	3.000%	8/15/31	12,612	10,581
[1]	UDR Inc.	2.100%	8/1/32	9,337	7,004
[1]	UDR Inc.	1.900%	3/15/33	5,170	3,773
[1]	UDR Inc.	2.100%	6/15/33	3,441	2,527
	Ventas Realty LP	4.400%	1/15/29	26,988	25,344
	Ventas Realty LP	3.000%	1/15/30	19,985	17,027
	Ventas Realty LP	4.750%	11/15/30	8,549	8,019
	Ventas Realty LP	2.500%	9/1/31	8,201	6,463
	VICI Properties LP	4.950%	2/15/30	24,343	22,891
	VICI Properties LP	5.125%	5/15/32	31,517	29,219
	Vornado Realty LP	3.400%	6/1/31	8,536	6,278
	Welltower OP LLC	4.125%	3/15/29	19,241	17,877
	Welltower OP LLC	3.100%	1/15/30	18,105	15,732
	Welltower OP LLC	2.750%	1/15/31	12,118	9,999
	Welltower OP LLC	2.800%	6/1/31	18,567	15,299
	Welltower OP LLC	2.750%	1/15/32	14,361	11,604
	Welltower OP LLC	3.850%	6/15/32	11,751	10,324

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Weyerhaeuser Co.	4.000%	11/15/29	24,167	22,277
	Weyerhaeuser Co.	4.000%	4/15/30	27,436	25,073
	Weyerhaeuser Co.	7.375%	3/15/32	11,335	12,755
	Weyerhaeuser Co.	3.375%	3/9/33	9,701	8,255
	WP Carey Inc.	3.850%	7/15/29	8,577	7,726
	WP Carey Inc.	2.400%	2/1/31	12,391	9,902
	WP Carey Inc.	2.450%	2/1/32	8,605	6,703
	WP Carey Inc.	2.250%	4/1/33	4,010	2,985
					2,532,375
Technology (8.1%)
	Adobe Inc.	2.300%	2/1/30	31,203	27,065
	Advanced Micro Devices Inc.	3.924%	6/1/32	23,958	22,322
	Amdocs Ltd.	2.538%	6/15/30	15,830	13,001
	Analog Devices Inc.	1.700%	10/1/28	24,035	20,638
	Analog Devices Inc.	2.100%	10/1/31	19,371	15,821
	Analog Devices Inc.	4.250%	10/1/32	2,000	1,892
	Apple Inc.	1.400%	8/5/28	9,388	8,075
	Apple Inc.	3.250%	8/8/29	35,868	33,358
	Apple Inc.	2.200%	9/11/29	33,724	29,478
	Apple Inc.	4.150%	5/10/30	14,576	14,252
	Apple Inc.	1.650%	5/11/30	33,470	27,900
	Apple Inc.	1.250%	8/20/30	34,566	27,788
	Apple Inc.	1.650%	2/8/31	71,653	58,679
	Apple Inc.	1.700%	8/5/31	29,630	24,102
	Apple Inc.	3.350%	8/8/32	32,609	29,912
	Apple Inc.	4.300%	5/10/33	24,863	24,392
	Applied Materials Inc.	1.750%	6/1/30	9,149	7,529
	Autodesk Inc.	2.850%	1/15/30	6,882	5,997
	Autodesk Inc.	2.400%	12/15/31	24,155	19,595
	Automatic Data Processing Inc.	1.250%	9/1/30	25,605	20,400
	Avnet Inc.	3.000%	5/15/31	8,871	7,078
	Avnet Inc.	5.500%	6/1/32	7,848	7,433
	Booz Allen Hamilton Inc.	5.950%	8/4/33	16,000	16,178
	Broadcom Inc.	4.110%	9/15/28	27,342	25,719
[2]	Broadcom Inc.	4.000%	4/15/29	18,761	17,309
	Broadcom Inc.	4.750%	4/15/29	40,223	38,726
	Broadcom Inc.	5.000%	4/15/30	19,407	19,085
	Broadcom Inc.	4.150%	11/15/30	51,932	47,440
[2]	Broadcom Inc.	2.450%	2/15/31	70,720	56,996
[2]	Broadcom Inc.	4.150%	4/15/32	21,515	19,270
	Broadcom Inc.	4.300%	11/15/32	45,181	40,827
[2]	Broadcom Inc.	2.600%	2/15/33	41,808	32,282
[2]	Broadcom Inc.	3.419%	4/15/33	55,024	45,513
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	11,749	10,128
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	32,752	26,725
	CDW LLC	3.250%	2/15/29	24,816	21,633
	CDW LLC	3.569%	12/1/31	25,347	21,445
[2]	CGI Inc.	2.300%	9/14/31	1	—
	CGI Inc.	2.300%	9/14/31	4,123	3,202
	Cintas Corp. No. 2	4.000%	5/1/32	17,240	16,099
	Concentrix Corp.	6.850%	8/2/33	11,200	10,723
	Dell International LLC	5.300%	10/1/29	45,700	45,118
	Dell International LLC	6.200%	7/15/30	18,245	18,768
	Dell International LLC	5.750%	2/1/33	23,340	23,313
	DXC Technology Co.	2.375%	9/15/28	15,081	12,442
	Equifax Inc.	3.100%	5/15/30	14,703	12,562
	Equifax Inc.	2.350%	9/15/31	26,791	21,016
	Fidelity National Information Services Inc.	3.750%	5/21/29	13,312	12,326
	Fidelity National Information Services Inc.	2.250%	3/1/31	41,140	33,157
	Fidelity National Information Services Inc.	5.100%	7/15/32	15,930	15,609
	Fiserv Inc.	4.200%	10/1/28	28,722	27,407
	Fiserv Inc.	3.500%	7/1/29	72,451	66,152
	Fiserv Inc.	2.650%	6/1/30	23,290	19,599
	Fiserv Inc.	5.600%	3/2/33	20,039	20,127
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Fiserv Inc.	5.625%	8/21/33	31,000	31,225
Flex Ltd.	4.875%	6/15/29	17,399	16,618
Flex Ltd.	4.875%	5/12/30	18,144	17,368
Fortinet Inc.	2.200%	3/15/31	12,313	9,680
HP Inc.	4.000%	4/15/29	27,801	25,947
HP Inc.	3.400%	6/17/30	14,613	12,767
HP Inc.	2.650%	6/17/31	21,850	17,632
HP Inc.	4.200%	4/15/32	16,130	14,404
HP Inc.	5.500%	1/15/33	26,229	25,460
Hubbell Inc.	2.300%	3/15/31	3,465	2,832
Intel Corp.	4.000%	8/5/29	28,116	26,741
Intel Corp.	2.450%	11/15/29	43,994	38,180
Intel Corp.	5.125%	2/10/30	41,319	41,343
Intel Corp.	3.900%	3/25/30	24,531	22,944
Intel Corp.	2.000%	8/12/31	49,035	39,587
Intel Corp.	4.150%	8/5/32	45,021	42,347
Intel Corp.	5.200%	2/10/33	59,429	59,326
International Business Machines Corp.	3.500%	5/15/29	73,882	68,113
International Business Machines Corp.	1.950%	5/15/30	33,622	27,705
International Business Machines Corp.	2.720%	2/9/32	3,287	2,783
International Business Machines Corp.	4.400%	7/27/32	15,080	14,359
International Business Machines Corp.	4.750%	2/6/33	28,249	27,555
Intuit Inc.	1.650%	7/15/30	12,232	9,838
Jabil Inc.	5.450%	2/1/29	7,305	7,219
Jabil Inc.	3.600%	1/15/30	12,800	11,439
Jabil Inc.	3.000%	1/15/31	14,630	12,212
Juniper Networks Inc.	3.750%	8/15/29	8,432	7,664
Juniper Networks Inc.	2.000%	12/10/30	12,711	9,819
KLA Corp.	4.100%	3/15/29	15,496	14,894
KLA Corp.	4.650%	7/15/32	23,714	23,252
Kyndryl Holdings Inc.	2.700%	10/15/28	9,809	8,196
Kyndryl Holdings Inc.	3.150%	10/15/31	15,634	12,146
Lam Research Corp.	4.000%	3/15/29	25,776	24,708
Lam Research Corp.	1.900%	6/15/30	18,054	14,908
Leidos Inc.	4.375%	5/15/30	18,647	17,201
Leidos Inc.	2.300%	2/15/31	24,322	19,268
Leidos Inc.	5.750%	3/15/33	18,730	18,610
Marvell Technology Inc.	2.950%	4/15/31	22,772	19,001
Micron Technology Inc.	5.327%	2/6/29	11,574	11,340
Micron Technology Inc.	6.750%	11/1/29	30,489	31,705
Micron Technology Inc.	4.663%	2/15/30	20,013	18,742
Micron Technology Inc.	2.703%	4/15/32	15,901	12,516
Micron Technology Inc.	5.875%	2/9/33	27,423	27,148
Moody's Corp.	4.250%	2/1/29	4,972	4,788
Moody's Corp.	2.000%	8/19/31	12,249	9,852
Moody's Corp.	4.250%	8/8/32	16,709	15,687
Motorola Solutions Inc.	4.600%	5/23/29	18,434	17,757
Motorola Solutions Inc.	2.300%	11/15/30	10,408	8,280
Motorola Solutions Inc.	2.750%	5/24/31	17,311	14,026
Motorola Solutions Inc.	5.600%	6/1/32	18,431	18,153
NetApp Inc.	2.700%	6/22/30	17,141	14,289
NVIDIA Corp.	2.850%	4/1/30	36,512	32,745
NVIDIA Corp.	2.000%	6/15/31	27,866	23,052
NXP BV	5.550%	12/1/28	14,205	14,239
NXP BV	4.300%	6/18/29	35,485	33,243
NXP BV	3.400%	5/1/30	18,989	16,687
NXP BV	2.500%	5/11/31	38,815	31,372
NXP BV	2.650%	2/15/32	7,096	5,680
NXP BV	5.000%	1/15/33	24,595	23,331
Oracle Corp.	6.150%	11/9/29	32,287	33,580
Oracle Corp.	2.950%	4/1/30	71,074	61,527
Oracle Corp.	4.650%	5/6/30	20,445	19,616
Oracle Corp.	3.250%	5/15/30	12,163	10,713

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	2.875%	3/25/31	81,564	68,904
	Oracle Corp.	6.250%	11/9/32	50,294	52,628
	Oracle Corp.	4.900%	2/6/33	37,410	35,724
	Qorvo Inc.	4.375%	10/15/29	20,895	18,918
	QUALCOMM Inc.	2.150%	5/20/30	27,972	23,768
	QUALCOMM Inc.	1.650%	5/20/32	19,290	14,951
	QUALCOMM Inc.	4.250%	5/20/32	14,338	13,755
	QUALCOMM Inc.	5.400%	5/20/33	16,850	17,436
	Quanta Services Inc.	2.900%	10/1/30	24,353	20,506
	Quanta Services Inc.	2.350%	1/15/32	5,107	4,036
	RELX Capital Inc.	4.000%	3/18/29	26,409	25,083
	RELX Capital Inc.	3.000%	5/22/30	19,093	16,767
	RELX Capital Inc.	4.750%	5/20/32	12,870	12,400
	Roper Technologies Inc.	4.200%	9/15/28	6,360	6,059
	Roper Technologies Inc.	2.950%	9/15/29	11,861	10,479
	Roper Technologies Inc.	2.000%	6/30/30	11,247	9,159
	Roper Technologies Inc.	1.750%	2/15/31	29,565	23,187
	S&P Global Inc.	2.700%	3/1/29	30,890	27,605
	S&P Global Inc.	4.250%	5/1/29	33,211	31,983
	S&P Global Inc.	2.500%	12/1/29	7,702	6,690
	S&P Global Inc.	1.250%	8/15/30	7,238	5,693
	S&P Global Inc.	2.900%	3/1/32	35,942	30,778
	Salesforce Inc.	1.950%	7/15/31	39,139	31,834
	ServiceNow Inc.	1.400%	9/1/30	33,621	26,443
	Skyworks Solutions Inc.	3.000%	6/1/31	8,256	6,729
	TD SYNNEX Corp.	2.650%	8/9/31	13,632	10,498
	Teledyne FLIR LLC	2.500%	8/1/30	13,656	11,270
	Texas Instruments Inc.	2.250%	9/4/29	13,721	11,946
	Texas Instruments Inc.	1.750%	5/4/30	22,570	18,777
	Texas Instruments Inc.	1.900%	9/15/31	12,851	10,467
	Texas Instruments Inc.	3.650%	8/16/32	5,625	5,135
	Texas Instruments Inc.	4.900%	3/14/33	21,050	21,124
	TSMC Arizona Corp.	4.125%	4/22/29	12,301	11,738
	TSMC Arizona Corp.	2.500%	10/25/31	39,458	32,778
	TSMC Arizona Corp.	4.250%	4/22/32	11,040	10,470
	Verisk Analytics Inc.	4.125%	3/15/29	14,850	14,124
	Verisk Analytics Inc.	5.750%	4/1/33	12,275	12,517
	VMware Inc.	4.700%	5/15/30	32,910	30,994
	VMware Inc.	2.200%	8/15/31	16,694	12,991
	Western Digital Corp.	2.850%	2/1/29	13,951	11,238
	Western Digital Corp.	3.100%	2/1/32	12,185	9,076
	Workday Inc.	3.700%	4/1/29	23,144	21,379
	Workday Inc.	3.800%	4/1/32	25,278	22,420
	Xilinx Inc.	2.375%	6/1/30	9,083	7,766
					3,397,185
Utilities (8.0%)
[1]	AEP Texas Inc.	2.100%	7/1/30	14,502	11,754
	AEP Texas Inc.	4.700%	5/15/32	5,221	4,940
	AEP Texas Inc.	5.400%	6/1/33	11,000	10,880
	AES Corp.	2.450%	1/15/31	24,970	19,832
[1]	Alabama Power Co.	1.450%	9/15/30	16,146	12,672
	Alabama Power Co.	3.050%	3/15/32	11,149	9,567
	Alabama Power Co.	3.940%	9/1/32	19,812	18,031
	Ameren Corp.	3.500%	1/15/31	19,656	17,342
	Ameren Illinois Co.	1.550%	11/15/30	12,029	9,387
	Ameren Illinois Co.	3.850%	9/1/32	13,996	12,660
	Ameren Illinois Co.	4.950%	6/1/33	19,415	19,008
[1]	American Electric Power Co. Inc.	4.300%	12/1/28	9,042	8,615
	American Electric Power Co. Inc.	2.300%	3/1/30	9,431	7,762
	American Electric Power Co. Inc.	5.950%	11/1/32	3,521	3,620
	American Electric Power Co. Inc.	5.625%	3/1/33	24,049	24,096
	American Water Capital Corp.	3.750%	9/1/28	6,230	5,907
	American Water Capital Corp.	3.450%	6/1/29	8,944	8,201
	American Water Capital Corp.	2.800%	5/1/30	10,910	9,458
	American Water Capital Corp.	2.300%	6/1/31	15,610	12,808
	American Water Capital Corp.	4.450%	6/1/32	24,833	23,595
[1]	Appalachian Power Co.	2.700%	4/1/31	16,317	13,541
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Appalachian Power Co.	4.500%	8/1/32	18,843	17,507
	Arizona Public Service Co.	2.600%	8/15/29	7,698	6,677
	Arizona Public Service Co.	6.350%	12/15/32	12,712	13,387
	Arizona Public Service Co.	5.550%	8/1/33	12,300	12,322
	Atlantic City Electric Co.	4.000%	10/15/28	5,649	5,358
	Atlantic City Electric Co.	2.300%	3/15/31	12,400	10,140
	Atmos Energy Corp.	2.625%	9/15/29	12,403	10,906
	Atmos Energy Corp.	1.500%	1/15/31	14,667	11,441
	Atmos Energy Corp.	5.450%	10/15/32	5,788	5,921
	Avangrid Inc.	3.800%	6/1/29	19,081	17,306
	Baltimore Gas & Electric Co.	2.250%	6/15/31	13,856	11,358
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	25,470	23,201
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	13,042	10,084
	Black Hills Corp.	3.050%	10/15/29	9,583	8,241
	Black Hills Corp.	2.500%	6/15/30	6,001	4,920
[1]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	12,507	10,357
[1]	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	8,062	6,881
[1]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	17,411	16,495
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	29,896	29,357
	CenterPoint Energy Inc.	2.950%	3/1/30	14,862	12,788
	CenterPoint Energy Inc.	2.650%	6/1/31	11,815	9,698
	CenterPoint Energy Resources Corp.	1.750%	10/1/30	11,717	9,311
	CenterPoint Energy Resources Corp.	5.400%	3/1/33	28,134	28,140
	Cleco Corporate Holdings LLC	3.375%	9/15/29	1,330	1,127
[1]	CMS Energy Corp.	4.750%	6/1/50	14,709	12,830
	CMS Energy Corp.	3.750%	12/1/50	2,953	2,231
	Commonwealth Edison Co.	2.200%	3/1/30	4,749	3,973
[1]	Commonwealth Edison Co.	3.150%	3/15/32	5,231	4,523
	Commonwealth Edison Co.	4.900%	2/1/33	5,316	5,225
[1]	Connecticut Light & Power Co.	2.050%	7/1/31	6,203	4,997
	Connecticut Light & Power Co.	4.900%	7/1/33	6,620	6,519
[1]	Consolidated Edison Co. of New York Inc.	4.000%	12/1/28	10,296	9,836
[1]	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	16,281	14,691
	Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	8,138	6,749
	Consolidated Edison Co. of New York Inc.	5.200%	3/1/33	8,152	8,141
	Constellation Energy Generation LLC	5.800%	3/1/33	8,952	9,118
	Consumers Energy Co.	3.800%	11/15/28	2,221	2,092
	Consumers Energy Co.	3.600%	8/15/32	10,027	8,992
	Consumers Energy Co.	4.625%	5/15/33	19,624	19,024
[1]	Dominion Energy Inc.	3.375%	4/1/30	42,927	37,874
[1]	Dominion Energy Inc.	2.250%	8/15/31	12,925	10,293
[1]	Dominion Energy Inc.	4.350%	8/15/32	14,629	13,519
	Dominion Energy Inc.	5.375%	11/15/32	34,731	34,194
[1]	Dominion Energy South Carolina Inc.	2.300%	12/1/31	16,642	13,362
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,560	4,963
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	4,050	4,065
	DTE Electric Co.	2.250%	3/1/30	14,198	12,049
[1]	DTE Electric Co.	2.625%	3/1/31	15,312	13,030
[1]	DTE Electric Co.	3.000%	3/1/32	7,255	6,192
	DTE Electric Co.	5.200%	4/1/33	14,643	14,678
[1]	DTE Energy Co.	3.400%	6/15/29	15,147	13,575
	DTE Energy Co.	2.950%	3/1/30	15,481	13,308
	Duke Energy Carolinas LLC	3.950%	11/15/28	23,691	22,561
[1]	Duke Energy Carolinas LLC	6.000%	12/1/28	5,340	5,548
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,488	6,461
	Duke Energy Carolinas LLC	2.450%	2/1/30	5,137	4,408
	Duke Energy Carolinas LLC	2.550%	4/15/31	22,289	18,877
	Duke Energy Carolinas LLC	2.850%	3/15/32	4,956	4,181
	Duke Energy Carolinas LLC	4.950%	1/15/33	35,419	34,866
	Duke Energy Corp.	3.400%	6/15/29	8,700	7,874

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	2.450%	6/1/30	15,545	12,936
	Duke Energy Corp.	2.550%	6/15/31	29,066	23,719
	Duke Energy Corp.	4.500%	8/15/32	29,990	27,873
	Duke Energy Florida LLC	2.500%	12/1/29	16,115	13,905
	Duke Energy Florida LLC	1.750%	6/15/30	24,344	19,616
	Duke Energy Florida LLC	2.400%	12/15/31	19,144	15,606
	Duke Energy Ohio Inc.	3.650%	2/1/29	17,472	16,293
	Duke Energy Ohio Inc.	2.125%	6/1/30	10,354	8,521
	Duke Energy Ohio Inc.	5.250%	4/1/33	11,493	11,499
	Duke Energy Progress LLC	3.700%	9/1/28	10,376	9,776
	Duke Energy Progress LLC	3.450%	3/15/29	14,744	13,556
	Duke Energy Progress LLC	2.000%	8/15/31	22,114	17,574
	Duke Energy Progress LLC	5.250%	3/15/33	9,060	9,065
[2]	East Ohio Gas Co.	2.000%	6/15/30	1,875	1,496
	Edison International	6.950%	11/15/29	11,986	12,629
	Emera US Finance LP	2.639%	6/15/31	13,576	10,813
	Entergy Arkansas LLC	5.150%	1/15/33	12,320	12,208
	Entergy Arkansas LLC	5.300%	9/15/33	9,000	8,983
	Entergy Corp.	1.900%	6/15/28	7,000	5,996
	Entergy Corp.	2.800%	6/15/30	12,259	10,346
	Entergy Corp.	2.400%	6/15/31	17,773	14,188
	Entergy Louisiana LLC	1.600%	12/15/30	11,237	8,695
	Entergy Louisiana LLC	3.050%	6/1/31	10,165	8,720
	Entergy Louisiana LLC	2.350%	6/15/32	6,550	5,205
	Entergy Texas Inc.	4.000%	3/30/29	14,061	13,156
	Entergy Texas Inc.	1.750%	3/15/31	12,573	9,846
	Essential Utilities Inc.	3.566%	5/1/29	11,029	10,102
	Essential Utilities Inc.	2.704%	4/15/30	16,644	13,994
	Essential Utilities Inc.	2.400%	5/1/31	2,415	1,930
	Evergy Inc.	2.900%	9/15/29	14,580	12,675
[1]	Evergy Metro Inc.	2.250%	6/1/30	8,808	7,289
	Evergy Metro Inc.	4.950%	4/15/33	7,530	7,315
[1]	Eversource Energy	4.250%	4/1/29	16,867	16,018
[1]	Eversource Energy	1.650%	8/15/30	14,588	11,466
	Eversource Energy	2.550%	3/15/31	14,311	11,748
	Eversource Energy	3.375%	3/1/32	20,929	17,948
	Eversource Energy	5.125%	5/15/33	15,398	14,892
	Exelon Corp.	4.050%	4/15/30	31,860	29,447
	Exelon Corp.	3.350%	3/15/32	31,746	27,251
	Exelon Corp.	5.300%	3/15/33	22,464	22,165
	Florida Power & Light Co.	4.625%	5/15/30	13,417	13,144
	Florida Power & Light Co.	2.450%	2/3/32	24,050	19,943
	Florida Power & Light Co.	5.100%	4/1/33	24,723	24,754
	Florida Power & Light Co.	4.800%	5/15/33	18,874	18,433
[1]	Georgia Power Co.	2.650%	9/15/29	4,179	3,605
	Georgia Power Co.	4.700%	5/15/32	14,135	13,473
	Georgia Power Co.	4.950%	5/17/33	25,487	24,662
	Interstate Power & Light Co.	4.100%	9/26/28	16,459	15,679
	Interstate Power & Light Co.	3.600%	4/1/29	5,642	5,187
	Interstate Power & Light Co.	2.300%	6/1/30	9,970	8,185
	IPALCO Enterprises Inc.	4.250%	5/1/30	12,549	11,302
[1]	Kentucky Utilities Co.	5.450%	4/15/33	8,530	8,609
[1]	Louisville Gas & Electric Co.	5.450%	4/15/33	6,080	6,142
	MidAmerican Energy Co.	3.650%	4/15/29	29,309	27,304
	MidAmerican Energy Co.	6.750%	12/30/31	7,505	8,231
	National Fuel Gas Co.	4.750%	9/1/28	5,613	5,316
	National Fuel Gas Co.	2.950%	3/1/31	13,438	10,822
	National Grid plc	5.809%	6/12/33	22,148	22,212
[1]	National Rural Utilities Cooperative Finance Corp.	5.050%	9/15/28	8,500	8,484
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	3,739	3,528
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	18,076	16,785
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	14,474	12,207
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	14,098	10,654
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	National Rural Utilities Cooperative Finance Corp.	1.650%	6/15/31	9,174	7,030
[1]	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	11,500	13,407
	National Rural Utilities Cooperative Finance Corp.	2.750%	4/15/32	10,192	8,350
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,825	3,468
	National Rural Utilities Cooperative Finance Corp.	5.800%	1/15/33	28,498	29,414
[1]	Nevada Power Co.	3.700%	5/1/29	18,802	17,448
[1]	Nevada Power Co.	2.400%	5/1/30	4,134	3,466
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	23,385	21,366
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	17,252	14,922
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	45,240	37,210
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	21,590	17,296
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	27,807	26,879
	NextEra Energy Capital Holdings Inc.	5.050%	2/28/33	28,414	27,488
[1]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	10,326	9,147
[1]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	4,089	3,805
	NiSource Inc.	2.950%	9/1/29	11,805	10,388
	NiSource Inc.	3.600%	5/1/30	33,612	30,104
	NiSource Inc.	1.700%	2/15/31	18,593	14,366
	NiSource Inc.	5.400%	6/30/33	6,734	6,671
	Northern States Power Co.	2.250%	4/1/31	2,277	1,882
	NSTAR Electric Co.	3.250%	5/15/29	9,552	8,751
	NSTAR Electric Co.	3.950%	4/1/30	13,778	12,829
[1]	Ohio Power Co.	2.600%	4/1/30	6,727	5,698
[1]	Ohio Power Co.	1.625%	1/15/31	15,956	12,476
	Ohio Power Co.	5.000%	6/1/33	9,740	9,482
	Oklahoma Gas & Electric Co.	3.300%	3/15/30	7,742	6,881
	Oklahoma Gas & Electric Co.	3.250%	4/1/30	7,291	6,432
	Oklahoma Gas & Electric Co.	5.400%	1/15/33	6,512	6,509
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	11,258	10,613
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	9,590	9,881
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	22,929	19,800
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	6,454	7,214
	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	20,494	19,107
	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	24,520	23,341
	ONE Gas Inc.	2.000%	5/15/30	7,506	6,148
	ONE Gas Inc.	4.250%	9/1/32	3,248	3,025
	Pacific Gas & Electric Co.	6.100%	1/15/29	10,684	10,557
	Pacific Gas & Electric Co.	4.200%	3/1/29	3,231	2,904
	Pacific Gas & Electric Co.	4.550%	7/1/30	72,667	65,300
	Pacific Gas & Electric Co.	2.500%	2/1/31	52,935	41,283
	Pacific Gas & Electric Co.	3.250%	6/1/31	20,859	16,914
	Pacific Gas & Electric Co.	4.400%	3/1/32	12,833	11,060
	Pacific Gas & Electric Co.	5.900%	6/15/32	26,187	25,072
	Pacific Gas & Electric Co.	6.150%	1/15/33	25,655	24,982
	Pacific Gas & Electric Co.	6.400%	6/15/33	19,619	19,364
	PacifiCorp	3.500%	6/15/29	17,719	16,039
	PacifiCorp	2.700%	9/15/30	10,586	8,824
	PECO Energy Co.	4.900%	6/15/33	20,275	19,935
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	12,115	10,986
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/31	9,832	7,965
	Piedmont Natural Gas Co. Inc.	5.400%	6/15/33	9,138	9,003
	PPL Electric Utilities Corp.	5.000%	5/15/33	20,625	20,406
	Progress Energy Inc.	7.750%	3/1/31	20,310	22,756
	Progress Energy Inc.	7.000%	10/30/31	15,552	16,848
[1]	Public Service Co. of Colorado	1.900%	1/15/31	7,801	6,193
	Public Service Co. of Colorado	1.875%	6/15/31	20,304	16,011
[1]	Public Service Co. of Colorado	4.100%	6/1/32	14,784	13,567
	Public Service Co. of Oklahoma	5.250%	1/15/33	8,545	8,383
[1]	Public Service Electric & Gas Co.	3.650%	9/1/28	7,723	7,261
[1]	Public Service Electric & Gas Co.	3.200%	5/15/29	11,837	10,755
[1]	Public Service Electric & Gas Co.	2.450%	1/15/30	6,228	5,341
[1]	Public Service Electric & Gas Co.	1.900%	8/15/31	11,340	9,064
[1]	Public Service Electric & Gas Co.	3.100%	3/15/32	21,780	18,891

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Public Service Electric & Gas Co.	4.900%	12/15/32	10,229	10,099
[1]	Public Service Electric & Gas Co.	4.650%	3/15/33	10,181	9,859
	Public Service Electric & Gas Co.	5.200%	8/1/33	10,000	10,094
	Public Service Enterprise Group Inc.	1.600%	8/15/30	12,335	9,700
	Public Service Enterprise Group Inc.	2.450%	11/15/31	18,735	15,065
	Puget Energy Inc.	4.100%	6/15/30	19,764	17,661
	Puget Energy Inc.	4.224%	3/15/32	9,838	8,675
[1]	San Diego Gas & Electric Co.	1.700%	10/1/30	17,874	14,214
[1]	San Diego Gas & Electric Co.	3.000%	3/15/32	12,361	10,511
	Sempra	3.700%	4/1/29	14,539	13,264
	Sempra	5.500%	8/1/33	7,500	7,438
[1]	Southern California Edison Co.	4.200%	3/1/29	18,458	17,513
	Southern California Edison Co.	6.650%	4/1/29	7,269	7,542
	Southern California Edison Co.	2.850%	8/1/29	7,327	6,447
	Southern California Edison Co.	2.250%	6/1/30	18,928	15,729
[1]	Southern California Edison Co.	2.500%	6/1/31	15,962	13,119
	Southern California Edison Co.	2.750%	2/1/32	10,033	8,321
	Southern California Edison Co.	5.950%	11/1/32	16,631	17,241
[1]	Southern California Gas Co.	2.550%	2/1/30	20,478	17,423
	Southern California Gas Co.	5.200%	6/1/33	11,915	11,697
[1]	Southern Co.	3.700%	4/30/30	15,401	13,949
	Southern Co.	5.700%	10/15/32	18,500	18,775
	Southern Co.	5.200%	6/15/33	32,050	31,181
[1]	Southern Co. Gas Capital Corp.	1.750%	1/15/31	18,551	14,436
	Southern Co. Gas Capital Corp.	5.150%	9/15/32	12,018	11,731
	Southwest Gas Corp.	2.200%	6/15/30	5,832	4,715
	Southwest Gas Corp.	4.050%	3/15/32	15,026	13,463
[1]	Southwestern Electric Power Co.	4.100%	9/15/28	16,236	15,372
	Southwestern Electric Power Co.	5.300%	4/1/33	10,286	10,069
	Spire Missouri Inc.	4.800%	2/15/33	8,242	8,013
	Tampa Electric Co.	2.400%	3/15/31	10,035	8,180
	Tucson Electric Power Co.	1.500%	8/1/30	5,549	4,334
	Tucson Electric Power Co.	3.250%	5/15/32	7,481	6,420
	Union Electric Co.	3.500%	3/15/29	18,950	17,446
	Union Electric Co.	2.950%	3/15/30	10,233	8,978
	Union Electric Co.	2.150%	3/15/32	3,041	2,405
[1]	Virginia Electric & Power Co.	2.875%	7/15/29	19,935	17,703
	Virginia Electric & Power Co.	2.300%	11/15/31	10,531	8,483
	Virginia Electric & Power Co.	2.400%	3/30/32	15,327	12,355
	Virginia Electric & Power Co.	5.000%	4/1/33	28,595	27,813
	Virginia Electric & Power Co.	5.300%	8/15/33	12,105	11,992
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	WEC Energy Group Inc.	2.200%	12/15/28	7,988	6,899
	WEC Energy Group Inc.	1.800%	10/15/30	12,746	9,998
	Wisconsin Electric Power Co.	4.750%	9/30/32	12,203	11,923
	Wisconsin Electric Power Co.	5.625%	5/15/33	5,875	6,037
	Wisconsin Power & Light Co.	3.000%	7/1/29	8,568	7,662
	Wisconsin Power & Light Co.	1.950%	9/16/31	3,282	2,587
	Wisconsin Power & Light Co.	3.950%	9/1/32	13,403	12,205
	Wisconsin Power & Light Co.	4.950%	4/1/33	7,113	6,903
	Xcel Energy Inc.	2.600%	12/1/29	8,611	7,369
	Xcel Energy Inc.	3.400%	6/1/30	11,003	9,757
	Xcel Energy Inc.	2.350%	11/15/31	3,050	2,405
	Xcel Energy Inc.	4.600%	6/1/32	22,579	21,089
	Xcel Energy Inc.	5.450%	8/15/33	20,000	19,682
					3,348,438
Total Corporate Bonds (Cost $45,747,508)					41,102,545
				Shares
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[4]	Vanguard Market Liquidity Fund (Cost $56,905)	5.384%		569,108	56,906
Total Investments (98.7%) (Cost $45,823,748)					41,178,787
Other Assets and Liabilities—Net (1.3%)					537,823
Net Assets (100%)					41,716,610
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $364,926,000, representing 0.9% of net assets.
3	Securities with a value of $5,518,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2023	710	82,438	28

Short Futures Contracts
10-Year U.S. Treasury Note	December 2023	(669)	(74,280)	(470)
				(442)

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $45,766,843)	41,121,881
Affiliated Issuers (Cost $56,905)	56,906
Total Investments in Securities	41,178,787
Investment in Vanguard	1,366
Cash	45
Receivables for Investment Securities Sold	674,447
Receivables for Accrued Income	482,520
Receivables for Capital Shares Issued	6,880
Total Assets	42,344,045
Liabilities
Payables for Investment Securities Purchased	622,621
Payables for Capital Shares Redeemed	2,706
Payables for Distributions	1,131
Payables to Vanguard	736
Variation Margin Payable—Futures Contracts	241
Total Liabilities	627,435
Net Assets	41,716,610
At August 31, 2023, net assets consisted of:

Paid-in Capital	48,614,843
Total Distributable Earnings (Loss)	(6,898,233)
Net Assets	41,716,610

ETF Shares—Net Assets
Applicable to 514,404,655 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,262,343
Net Asset Value Per Share—ETF Shares	$78.27

Admiral Shares—Net Assets
Applicable to 54,889,143 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,155,869
Net Asset Value Per Share—Admiral Shares	$21.06

Institutional Shares—Net Assets
Applicable to 11,468,697 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	298,398
Net Asset Value Per Share—Institutional Shares	$26.02

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	1,491,068
Total Income	1,491,068
Expenses
The Vanguard Group—Note B
Investment Advisory Services	909
Management and Administrative—ETF Shares	11,381
Management and Administrative—Admiral Shares	700
Management and Administrative—Institutional Shares	126
Marketing and Distribution—ETF Shares	2,246
Marketing and Distribution—Admiral Shares	54
Marketing and Distribution—Institutional Shares	10
Custodian Fees	248
Auditing Fees	52
Shareholders’ Reports—ETF Shares	1,145
Shareholders’ Reports—Admiral Shares	10
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	21
Other Expenses	33
Total Expenses	16,935
Expenses Paid Indirectly	(105)
Net Expenses	16,830
Net Investment Income	1,474,238
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(2,268,473)
Futures Contracts	(8,129)
Realized Net Gain (Loss)	(2,276,602)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,444,124
Futures Contracts	(1,647)
Change in Unrealized Appreciation (Depreciation)	1,442,477
Net Increase (Decrease) in Net Assets Resulting from Operations	640,113
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,250,000, ($9,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($673,115,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,474,238	1,152,633
Realized Net Gain (Loss)	(2,276,602)	(1,034,828)
Change in Unrealized Appreciation (Depreciation)	1,442,477	(7,147,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	640,113	(7,030,127)
Distributions
ETF Shares	(1,395,436)	(1,391,106)
Admiral Shares	(40,629)	(42,805)
Institutional Shares	(10,435)	(11,765)
Total Distributions	(1,446,500)	(1,445,676)
Capital Share Transactions
ETF Shares	(21,734)	2,345,913
Admiral Shares	41,155	(199,618)
Institutional Shares	(31,538)	(38,320)
Net Increase (Decrease) from Capital Share Transactions	(12,117)	2,107,975
Total Increase (Decrease)	(818,504)	(6,367,828)
Net Assets
Beginning of Period	42,535,114	48,902,942
End of Period	41,716,610	42,535,114

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$79.83	$95.57	$95.98	$91.82	$84.02
Investment Operations
Net Investment Income[1]	2.808	2.171	2.163	2.761	3.132
Net Realized and Unrealized Gain (Loss) on Investments	(1.605)	(15.176)	(.205)	4.205	7.768
Total from Investment Operations	1.203	(13.005)	1.958	6.966	10.900
Distributions
Dividends from Net Investment Income	(2.763)	(2.141)	(2.169)	(2.806)	(3.100)
Distributions from Realized Capital Gains	—	(.594)	(.199)	—	—
Total Distributions	(2.763)	(2.735)	(2.368)	(2.806)	(3.100)
Net Asset Value, End of Period	$78.27	$79.83	$95.57	$95.98	$91.82
Total Return	1.55%	-13.86%	2.08%	7.78%	13.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,262	$41,058	$46,873	$38,944	$24,080
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.58%	2.48%	2.27%	2.99%	3.65%
Portfolio Turnover Rate[3]	76%	58%	53%	72%	59%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.49	$25.75	$25.86	$24.71	$22.61
Investment Operations
Net Investment Income[1]	.752	.577	.578	.747	.839
Net Realized and Unrealized Gain (Loss) on Investments	(.429)	(4.098)	(.062)	1.138	2.097
Total from Investment Operations	.323	(3.521)	.516	1.885	2.936
Distributions
Dividends from Net Investment Income	(.753)	(.579)	(.572)	(.735)	(.836)
Distributions from Realized Capital Gains	—	(.160)	(.054)	—	—
Total Distributions	(.753)	(.739)	(.626)	(.735)	(.836)
Net Asset Value, End of Period	$21.06	$21.49	$25.75	$25.86	$24.71
Total Return[2]	1.55%	-13.90%	2.03%	7.79%	13.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,156	$1,139	$1,587	$1,549	$1,381
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.56%	2.44%	2.25%	3.01%	3.63%
Portfolio Turnover Rate[4]	76%	58%	53%	72%	59%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.56	$31.82	$31.95	$30.53	$27.94
Investment Operations
Net Investment Income[1]	.934	.720	.720	.940	1.044
Net Realized and Unrealized Gain (Loss) on Investments	(.538)	(5.061)	(.070)	1.394	2.584
Total from Investment Operations	.396	(4.341)	.650	2.334	3.628
Distributions
Dividends from Net Investment Income	(.936)	(.721)	(.714)	(.914)	(1.038)
Distributions from Realized Capital Gains	—	(.198)	(.066)	—	—
Total Distributions	(.936)	(.919)	(.780)	(.914)	(1.038)
Net Asset Value, End of Period	$26.02	$26.56	$31.82	$31.95	$30.53
Total Return[2]	1.54%	-13.87%	2.07%	7.81%	13.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$298	$338	$443	$357	$406
Ratio of Total Expenses to Average Net Assets	0.05%[3]	0.05%[3]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.57%	2.46%	2.27%	3.07%	3.65%
Portfolio Turnover Rate[4]	76%	58%	53%	72%	59%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the

Intermediate-Term Corporate Bond Index Fund
overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,366,000, representing less than 0.01% of the fund’s net assets and 0.55% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $105,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Intermediate-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	19,336	—	19,336
Corporate Bonds	—	41,102,545	—	41,102,545
Temporary Cash Investments	56,906	—	—	56,906
Total	56,906	41,121,881	—	41,178,787

Derivative Financial Instruments
Assets
Futures Contracts[1]	28	—	—	28
Liabilities
Futures Contracts[1]	470	—	—	470
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(674,107)
Total Distributable Earnings (Loss)	674,107
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	135,515
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(4,658,500)
Capital Loss Carryforwards	(2,374,117)
Qualified Late-Year Losses	—
Other Temporary Differences	(1,131)
Total	(6,898,233)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,446,500	1,156,420
Long-Term Capital Gains	—	289,256
Total	1,446,500	1,445,676
*	Includes short-term capital gains, if any.

Intermediate-Term Corporate Bond Index Fund
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	45,837,287
Gross Unrealized Appreciation	47,077
Gross Unrealized Depreciation	(4,705,577)
Net Unrealized Appreciation (Depreciation)	(4,658,500)
F.  During the year ended August 31, 2023, the fund purchased $26,163,361,000 of investment securities and sold $25,844,915,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $18,764,514,000 and $18,974,597,000, respectively. Purchases and sales include $14,078,066,000 and $14,079,788,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	14,317,759	183,108	14,929,685	172,762
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(14,339,493)	(183,000)	(12,583,772)	(148,900)
Net Increase (Decrease)—ETF Shares	(21,734)	108	2,345,913	23,862
Admiral Shares
Issued[1]	270,804	12,775	209,913	8,814
Issued in Lieu of Cash Distributions	31,974	1,513	34,023	1,432
Redeemed	(261,623)	(12,393)	(443,554)	(18,893)
Net Increase (Decrease)—Admiral Shares	41,155	1,895	(199,618)	(8,647)
Institutional Shares
Issued[1]	33,180	1,266	56,884	1,961
Issued in Lieu of Cash Distributions	7,005	268	8,074	277
Redeemed	(71,723)	(2,804)	(103,278)	(3,421)
Net Increase (Decrease)—Institutional Shares	(31,538)	(1,270)	(38,320)	(1,183)
1	Includes purchase fees for fiscal 2023 and 2022 of $735,000 and $653,000, respectively (fund totals).
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.

Intermediate-Term Corporate Bond Index Fund
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-1.27%	0.80%	3.33%	$13,875
Long-Term Corporate Bond Index Fund ETF Shares Market Price	-0.84	0.78	3.36	13,919
Bloomberg U.S. 10+ Year Corporate Bond Index	-1.21	0.80	3.30	13,837
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Bloomberg U.S. 10+ Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund Admiral Shares	-2.24%	0.58%	3.22%	$13,733
Bloomberg U.S. 10+ Year Corporate Bond Index	-1.21	0.80	3.30	13,837
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Corporate Bond Index Fund Institutional Shares	-2.26%	0.59%	3.24%	$6,874,677
Bloomberg U.S. 10+ Year Corporate Bond Index	-1.21	0.80	3.30	6,918,415
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	5,805,239
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Long-Term Corporate Bond Index Fund ETF Shares Market Price	-0.84%	3.95%	39.19%
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-1.27	4.05	38.75
Bloomberg U.S. 10+ Year Corporate Bond Index	-1.21	4.06	38.37
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Long-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2023
Corporate Bonds – Communications	12.3%
Corporate Bonds – Consumer Discretionary	5.8
Corporate Bonds – Consumer Staples	7.8
Corporate Bonds – Energy	9.2
Corporate Bonds – Financials	13.8
Corporate Bonds – Health Care	15.9
Corporate Bonds – Industrials	8.6
Corporate Bonds – Materials	3.6
Corporate Bonds – Real Estate	1.5
Corporate Bonds – Technology	9.1
Corporate Bonds – Utilities	12.4
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Long-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (98.2%)
Communications (12.1%)
	Activision Blizzard Inc.	4.500%	6/15/47	1,362	1,251
	Activision Blizzard Inc.	2.500%	9/15/50	5,089	3,236
	Alphabet Inc.	1.900%	8/15/40	5,250	3,521
	Alphabet Inc.	2.050%	8/15/50	7,980	4,775
	Alphabet Inc.	2.250%	8/15/60	6,670	3,890
	America Movil SAB de CV	6.375%	3/1/35	1,790	1,929
	America Movil SAB de CV	6.125%	11/15/37	1,664	1,736
	America Movil SAB de CV	6.125%	3/30/40	7,095	7,356
	America Movil SAB de CV	4.375%	7/16/42	3,504	2,970
	America Movil SAB de CV	4.375%	4/22/49	3,540	2,989
	AT&T Inc.	2.550%	12/1/33	10,616	8,099
	AT&T Inc.	5.400%	2/15/34	5,785	5,617
	AT&T Inc.	4.500%	5/15/35	11,499	10,208
	AT&T Inc.	5.250%	3/1/37	4,900	4,639
	AT&T Inc.	4.900%	8/15/37	5,219	4,722
	AT&T Inc.	4.850%	3/1/39	5,007	4,449
	AT&T Inc.	5.350%	9/1/40	1,732	1,613
	AT&T Inc.	3.500%	6/1/41	9,836	7,209
	AT&T Inc.	4.300%	12/15/42	6,419	5,202
	AT&T Inc.	3.100%	2/1/43	1,601	1,116
	AT&T Inc.	4.650%	6/1/44	1,065	880
	AT&T Inc.	4.350%	6/15/45	2,838	2,236
	AT&T Inc.	4.750%	5/15/46	6,233	5,183
[1]	AT&T Inc.	5.150%	11/15/46	5,548	4,868
	AT&T Inc.	5.450%	3/1/47	1,066	987
	AT&T Inc.	4.500%	3/9/48	9,923	7,918
	AT&T Inc.	4.550%	3/9/49	6,474	5,198
	AT&T Inc.	5.150%	2/15/50	2,644	2,331
	AT&T Inc.	3.650%	6/1/51	8,951	6,122
	AT&T Inc.	3.500%	9/15/53	23,622	15,546
	AT&T Inc.	3.550%	9/15/55	26,226	17,114
	AT&T Inc.	3.800%	12/1/57	24,741	16,658
	AT&T Inc.	3.650%	9/15/59	19,576	12,668
	AT&T Inc.	3.850%	6/1/60	3,819	2,596
	AT&T Inc.	3.500%	2/1/61	1,060	683
	Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	3,770	3,092
	Bell Telephone Co. of Canada or Bell Canada	4.300%	7/29/49	1,852	1,476
[1]	Bell Telephone Co. of Canada or Bell Canada	3.650%	3/17/51	1,798	1,289
[1]	Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	1,930	1,266
	Bell Telephone Co. of Canada or Bell Canada	3.650%	8/15/52	2,132	1,521
	Charter Communications Operating LLC	6.384%	10/23/35	5,773	5,597
	Charter Communications Operating LLC	5.375%	4/1/38	2,566	2,168
	Charter Communications Operating LLC	3.500%	6/1/41	5,912	3,906
	Charter Communications Operating LLC	3.500%	3/1/42	4,764	3,110
	Charter Communications Operating LLC	6.484%	10/23/45	11,847	10,877
	Charter Communications Operating LLC	5.375%	5/1/47	8,463	6,751
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC	5.750%	4/1/48	5,148	4,335
Charter Communications Operating LLC	5.125%	7/1/49	2,658	2,044
Charter Communications Operating LLC	4.800%	3/1/50	9,385	6,926
Charter Communications Operating LLC	3.700%	4/1/51	5,766	3,573
Charter Communications Operating LLC	3.900%	6/1/52	8,040	5,132
Charter Communications Operating LLC	5.250%	4/1/53	7,084	5,600
Charter Communications Operating LLC	6.834%	10/23/55	2,380	2,219
Charter Communications Operating LLC	3.850%	4/1/61	5,781	3,451
Charter Communications Operating LLC	4.400%	12/1/61	4,413	2,904
Charter Communications Operating LLC	3.950%	6/30/62	2,598	1,564
Charter Communications Operating LLC	5.500%	4/1/63	5,920	4,654
Comcast Corp.	7.050%	3/15/33	27	30
Comcast Corp.	4.200%	8/15/34	4,528	4,137
Comcast Corp.	5.650%	6/15/35	3,588	3,714
Comcast Corp.	4.400%	8/15/35	2,628	2,430
Comcast Corp.	6.500%	11/15/35	1,800	1,991
Comcast Corp.	3.200%	7/15/36	1,557	1,258
Comcast Corp.	6.450%	3/15/37	473	516
Comcast Corp.	6.950%	8/15/37	840	949
Comcast Corp.	3.900%	3/1/38	5,110	4,349
Comcast Corp.	4.600%	10/15/38	2,461	2,262
Comcast Corp.	6.550%	7/1/39	2,593	2,851
Comcast Corp.	3.250%	11/1/39	3,080	2,372
Comcast Corp.	3.750%	4/1/40	5,046	4,150
Comcast Corp.	4.650%	7/15/42	2,497	2,240
Comcast Corp.	4.600%	8/15/45	4,663	4,086
Comcast Corp.	3.400%	7/15/46	1,846	1,349
Comcast Corp.	4.000%	8/15/47	4,550	3,647
Comcast Corp.	3.969%	11/1/47	5,662	4,538
Comcast Corp.	4.000%	3/1/48	2,592	2,083
Comcast Corp.	4.700%	10/15/48	5,046	4,571
Comcast Corp.	3.999%	11/1/49	6,209	4,945
Comcast Corp.	3.450%	2/1/50	5,598	4,083
Comcast Corp.	2.800%	1/15/51	6,661	4,208
Comcast Corp.	2.887%	11/1/51	17,959	11,476
Comcast Corp.	2.450%	8/15/52	994	582
Comcast Corp.	4.049%	11/1/52	6,624	5,296
Comcast Corp.	5.350%	5/15/53	6,660	6,516
Comcast Corp.	2.937%	11/1/56	17,929	11,140
Comcast Corp.	4.950%	10/15/58	1,345	1,239
Comcast Corp.	2.650%	8/15/62	3,486	1,994
Comcast Corp.	2.987%	11/1/63	13,740	8,288
Comcast Corp.	5.500%	5/15/64	7,150	6,966
Discovery Communications LLC	5.000%	9/20/37	957	816
Discovery Communications LLC	6.350%	6/1/40	2,024	1,939
Discovery Communications LLC	4.875%	4/1/43	1,684	1,336
Discovery Communications LLC	5.200%	9/20/47	4,988	4,036
Discovery Communications LLC	5.300%	5/15/49	1,200	977

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	4.650%	5/15/50	3,768	2,814
	Discovery Communications LLC	4.000%	9/15/55	4,325	2,818
	Electronic Arts Inc.	2.950%	2/15/51	3,188	2,055
	Fox Corp.	5.476%	1/25/39	3,443	3,113
	Fox Corp.	5.576%	1/25/49	5,320	4,739
	Grupo Televisa SAB	6.625%	1/15/40	1,612	1,647
	Grupo Televisa SAB	5.000%	5/13/45	2,495	2,075
	Grupo Televisa SAB	6.125%	1/31/46	3,380	3,255
	Grupo Televisa SAB	5.250%	5/24/49	1,995	1,734
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	2,421	1,707
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	1,617	1,471
	Meta Platforms Inc.	4.450%	8/15/52	9,361	7,935
	Meta Platforms Inc.	5.600%	5/15/53	8,311	8,339
	Meta Platforms Inc.	4.650%	8/15/62	4,705	3,998
	Meta Platforms Inc.	5.750%	5/15/63	5,929	5,979
	NBCUniversal Media LLC	6.400%	4/30/40	482	522
	NBCUniversal Media LLC	5.950%	4/1/41	2,988	3,121
	NBCUniversal Media LLC	4.450%	1/15/43	3,360	2,939
	Orange SA	5.375%	1/13/42	2,839	2,720
	Orange SA	5.500%	2/6/44	2,496	2,434
	Paramount Global	6.875%	4/30/36	4,078	3,926
	Paramount Global	5.900%	10/15/40	591	494
	Paramount Global	4.850%	7/1/42	3,174	2,300
	Paramount Global	4.375%	3/15/43	3,051	2,102
	Paramount Global	5.850%	9/1/43	3,949	3,267
	Paramount Global	5.250%	4/1/44	1,232	923
	Paramount Global	4.900%	8/15/44	1,531	1,091
	Paramount Global	4.600%	1/15/45	1,374	952
	Paramount Global	4.950%	5/19/50	3,797	2,775
	Rogers Communications Inc.	7.500%	8/15/38	1,578	1,699
	Rogers Communications Inc.	4.500%	3/15/42	2,530	2,034
	Rogers Communications Inc.	4.500%	3/15/43	1,549	1,235
	Rogers Communications Inc.	5.450%	10/1/43	1,595	1,427
	Rogers Communications Inc.	5.000%	3/15/44	3,332	2,829
	Rogers Communications Inc.	4.300%	2/15/48	2,548	1,898
	Rogers Communications Inc.	4.350%	5/1/49	4,227	3,195
	Rogers Communications Inc.	3.700%	11/15/49	2,992	2,028
	Rogers Communications Inc.	4.550%	3/15/52	6,697	5,183
	Telefonica Emisiones SA	7.045%	6/20/36	7,704	8,222
	Telefonica Emisiones SA	4.665%	3/6/38	3,245	2,684
	Telefonica Emisiones SA	5.213%	3/8/47	7,869	6,598
	Telefonica Emisiones SA	4.895%	3/6/48	5,829	4,653
	Telefonica Emisiones SA	5.520%	3/1/49	2,551	2,226
	TELUS Corp.	4.600%	11/16/48	2,449	2,022
	TELUS Corp.	4.300%	6/15/49	1,410	1,096
	Thomson Reuters Corp.	5.500%	8/15/35	1,320	1,291
	Thomson Reuters Corp.	5.850%	4/15/40	1,394	1,363
	Thomson Reuters Corp.	5.650%	11/23/43	893	812
	Time Warner Cable LLC	6.550%	5/1/37	5,041	4,784
	Time Warner Cable LLC	7.300%	7/1/38	5,139	5,193
	Time Warner Cable LLC	6.750%	6/15/39	3,859	3,723
	Time Warner Cable LLC	5.875%	11/15/40	3,798	3,292
	Time Warner Cable LLC	5.500%	9/1/41	5,295	4,342
	Time Warner Cable LLC	4.500%	9/15/42	5,334	3,899
	T-Mobile USA Inc.	4.375%	4/15/40	6,535	5,608
	T-Mobile USA Inc.	3.000%	2/15/41	5,486	3,867
	T-Mobile USA Inc.	4.500%	4/15/50	9,974	8,237
	T-Mobile USA Inc.	3.300%	2/15/51	8,663	5,804
	T-Mobile USA Inc.	3.400%	10/15/52	6,841	4,631
	T-Mobile USA Inc.	5.650%	1/15/53	9,416	9,175
	T-Mobile USA Inc.	5.750%	1/15/54	6,122	6,048
	T-Mobile USA Inc.	3.600%	11/15/60	3,406	2,279
	T-Mobile USA Inc.	5.800%	9/15/62	2,842	2,755
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	1,823	1,590
[1]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	2,716	2,310
[1]	TWDC Enterprises 18 Corp.	3.700%	12/1/42	1,243	990
[1]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	3,940	3,312
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	TWDC Enterprises 18 Corp.	3.000%	7/30/46	1,372	939
	Verizon Communications Inc.	6.400%	9/15/33	455	478
	Verizon Communications Inc.	4.400%	11/1/34	5,736	5,190
	Verizon Communications Inc.	5.850%	9/15/35	200	201
	Verizon Communications Inc.	4.272%	1/15/36	5,487	4,870
	Verizon Communications Inc.	5.250%	3/16/37	5,647	5,498
	Verizon Communications Inc.	4.812%	3/15/39	7,788	7,069
	Verizon Communications Inc.	2.650%	11/20/40	6,510	4,334
	Verizon Communications Inc.	3.400%	3/22/41	10,699	7,945
	Verizon Communications Inc.	2.850%	9/3/41	4,465	3,044
	Verizon Communications Inc.	4.750%	11/1/41	2,930	2,635
	Verizon Communications Inc.	3.850%	11/1/42	1,933	1,500
	Verizon Communications Inc.	6.550%	9/15/43	2,908	3,237
	Verizon Communications Inc.	4.125%	8/15/46	619	492
	Verizon Communications Inc.	4.862%	8/21/46	8,946	7,860
	Verizon Communications Inc.	5.500%	3/16/47	2,368	2,297
	Verizon Communications Inc.	4.522%	9/15/48	3,684	3,094
	Verizon Communications Inc.	4.000%	3/22/50	5,552	4,244
	Verizon Communications Inc.	2.875%	11/20/50	11,052	6,775
	Verizon Communications Inc.	3.550%	3/22/51	17,875	12,498
	Verizon Communications Inc.	3.875%	3/1/52	1,143	855
	Verizon Communications Inc.	5.012%	8/21/54	4,040	3,588
	Verizon Communications Inc.	4.672%	3/15/55	4,094	3,451
	Verizon Communications Inc.	2.987%	10/30/56	9,799	5,852
	Verizon Communications Inc.	3.000%	11/20/60	4,694	2,756
	Verizon Communications Inc.	3.700%	3/22/61	9,781	6,652
	Vodafone Group plc	6.150%	2/27/37	7,048	7,217
	Vodafone Group plc	5.000%	5/30/38	250	232
	Vodafone Group plc	4.375%	2/19/43	4,515	3,678
	Vodafone Group plc	5.250%	5/30/48	4,170	3,763
	Vodafone Group plc	4.875%	6/19/49	5,897	4,998
	Vodafone Group plc	4.250%	9/17/50	6,952	5,345
	Vodafone Group plc	5.625%	2/10/53	2,269	2,143
	Vodafone Group plc	5.125%	6/19/59	1,126	961
	Vodafone Group plc	5.750%	2/10/63	1,925	1,788
	Walt Disney Co.	6.200%	12/15/34	1,793	1,943
	Walt Disney Co.	6.400%	12/15/35	3,223	3,532
	Walt Disney Co.	6.150%	3/1/37	847	893
	Walt Disney Co.	6.650%	11/15/37	5,137	5,785
	Walt Disney Co.	4.625%	3/23/40	3,972	3,684
	Walt Disney Co.	3.500%	5/13/40	5,295	4,242
	Walt Disney Co.	6.150%	2/15/41	1,983	2,125
	Walt Disney Co.	5.400%	10/1/43	1,285	1,278
	Walt Disney Co.	4.750%	9/15/44	2,444	2,234
	Walt Disney Co.	4.950%	10/15/45	1,701	1,572
	Walt Disney Co.	7.750%	12/1/45	1,786	2,270
	Walt Disney Co.	4.750%	11/15/46	2,156	1,956
	Walt Disney Co.	2.750%	9/1/49	6,616	4,245
	Walt Disney Co.	4.700%	3/23/50	5,025	4,569
	Walt Disney Co.	3.600%	1/13/51	6,439	4,831
	Walt Disney Co.	3.800%	5/13/60	4,908	3,699
	Warnermedia Holdings Inc.	5.050%	3/15/42	14,571	11,985
	Warnermedia Holdings Inc.	5.141%	3/15/52	24,402	19,440
	Warnermedia Holdings Inc.	5.391%	3/15/62	10,986	8,706
					844,377
Consumer Discretionary (5.7%)
	Alibaba Group Holding Ltd.	4.500%	11/28/34	2,452	2,200
	Alibaba Group Holding Ltd.	4.000%	12/6/37	3,729	3,026
	Alibaba Group Holding Ltd.	2.700%	2/9/41	3,571	2,279
	Alibaba Group Holding Ltd.	4.200%	12/6/47	6,045	4,503
	Alibaba Group Holding Ltd.	3.150%	2/9/51	3,276	1,984
	Alibaba Group Holding Ltd.	4.400%	12/6/57	3,961	2,922
	Alibaba Group Holding Ltd.	3.250%	2/9/61	3,151	1,818
	Amazon.com Inc.	4.800%	12/5/34	4,330	4,345
	Amazon.com Inc.	3.875%	8/22/37	7,713	6,955
	Amazon.com Inc.	2.875%	5/12/41	4,105	3,074
	Amazon.com Inc.	4.950%	12/5/44	6,461	6,370

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	4.050%	8/22/47	10,656	9,202
	Amazon.com Inc.	2.500%	6/3/50	5,415	3,448
	Amazon.com Inc.	3.100%	5/12/51	10,251	7,314
	Amazon.com Inc.	3.950%	4/13/52	12,723	10,611
	Amazon.com Inc.	4.250%	8/22/57	9,734	8,420
	Amazon.com Inc.	2.700%	6/3/60	3,566	2,194
	Amazon.com Inc.	3.250%	5/12/61	4,909	3,405
	Amazon.com Inc.	4.100%	4/13/62	6,736	5,583
[1]	American University	3.672%	4/1/49	1,321	1,020
	Aptiv plc	4.400%	10/1/46	175	133
	Aptiv plc	5.400%	3/15/49	1,468	1,287
	Aptiv plc	3.100%	12/1/51	2,268	1,381
	Aptiv plc	4.150%	5/1/52	4,135	3,071
	BorgWarner Inc.	4.375%	3/15/45	1,303	1,029
[1]	Brown University	2.924%	9/1/50	1,237	860
	Brunswick Corp.	5.100%	4/1/52	955	702
[1]	California Endowment	2.498%	4/1/51	960	597
	California Institute of Technology	4.321%	8/1/45	787	695
	California Institute of Technology	4.700%	11/1/11	913	759
	California Institute of Technology	3.650%	9/1/19	1,814	1,172
[1]	Case Western Reserve University	5.405%	6/1/22	1,005	947
	Claremont Mckenna College	3.775%	1/1/22	874	574
	Cleveland Clinic Foundation	4.858%	1/1/14	1,130	990
	Darden Restaurants Inc.	4.550%	2/15/48	724	589
	Dick's Sporting Goods Inc.	4.100%	1/15/52	2,805	1,820
[1]	Duke University	2.682%	10/1/44	816	580
[1]	Duke University	2.757%	10/1/50	1,050	703
[1]	Duke University	2.832%	10/1/55	2,459	1,624
	eBay Inc.	4.000%	7/15/42	2,466	1,929
	eBay Inc.	3.650%	5/10/51	3,052	2,176
[1]	Emory University	2.969%	9/1/50	1,385	951
[1]	Ford Foundation	2.415%	6/1/50	350	220
[1]	Ford Foundation	2.815%	6/1/70	3,948	2,369
	Fortune Brands Innovations Inc.	4.500%	3/25/52	1,405	1,081
	General Motors Co.	5.000%	4/1/35	1,245	1,112
	General Motors Co.	6.600%	4/1/36	3,915	3,941
	General Motors Co.	5.150%	4/1/38	3,254	2,835
	General Motors Co.	6.250%	10/2/43	5,500	5,170
	General Motors Co.	5.200%	4/1/45	4,520	3,712
	General Motors Co.	6.750%	4/1/46	3,063	3,020
	General Motors Co.	5.400%	4/1/48	2,697	2,248
	General Motors Co.	5.950%	4/1/49	3,030	2,714
[1]	George Washington University	4.300%	9/15/44	385	333
	George Washington University	4.868%	9/15/45	1,667	1,555
[1]	George Washington University	4.126%	9/15/48	2,212	1,874
[1]	Georgetown University	4.315%	4/1/49	1,367	1,168
[1]	Georgetown University	2.943%	4/1/50	617	407
	Georgetown University	5.115%	4/1/53	990	952
[1]	Georgetown University	5.215%	10/1/18	1,029	919
	Harley-Davidson Inc.	4.625%	7/28/45	1,251	958
	Hasbro Inc.	6.350%	3/15/40	2,475	2,499
	Hasbro Inc.	5.100%	5/15/44	899	782
	Home Depot Inc.	5.875%	12/16/36	9,022	9,679
	Home Depot Inc.	3.300%	4/15/40	4,960	3,916
	Home Depot Inc.	5.400%	9/15/40	2,171	2,183
	Home Depot Inc.	5.950%	4/1/41	3,497	3,752
	Home Depot Inc.	4.200%	4/1/43	3,037	2,654
	Home Depot Inc.	4.875%	2/15/44	3,211	3,039
	Home Depot Inc.	4.400%	3/15/45	4,474	3,916
	Home Depot Inc.	4.250%	4/1/46	4,963	4,252
	Home Depot Inc.	3.900%	6/15/47	4,258	3,457
	Home Depot Inc.	4.500%	12/6/48	5,970	5,337
	Home Depot Inc.	3.125%	12/15/49	1,989	1,393
	Home Depot Inc.	3.350%	4/15/50	7,696	5,616
	Home Depot Inc.	2.375%	3/15/51	1,215	721
	Home Depot Inc.	2.750%	9/15/51	1,363	876
	Home Depot Inc.	3.625%	4/15/52	8,664	6,593
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	4.950%	9/15/52	5,390	5,147
	Home Depot Inc.	3.500%	9/15/56	371	272
[1]	Howard University	5.209%	10/1/52	901	774
	JD.com Inc.	4.125%	1/14/50	999	735
[1]	Johns Hopkins University	4.083%	7/1/53	1,137	970
[1]	Johns Hopkins University	2.813%	1/1/60	1,500	954
	Lear Corp.	5.250%	5/15/49	2,090	1,818
	Lear Corp.	3.550%	1/15/52	1,120	732
	Leggett & Platt Inc.	3.500%	11/15/51	1,619	1,114
	Leland Stanford Junior University	3.647%	5/1/48	2,137	1,750
	Leland Stanford Junior University	2.413%	6/1/50	2,030	1,279
	Lowe's Cos. Inc.	5.500%	10/15/35	1,220	1,227
	Lowe's Cos. Inc.	5.000%	4/15/40	1,049	969
	Lowe's Cos. Inc.	2.800%	9/15/41	3,565	2,446
	Lowe's Cos. Inc.	4.650%	4/15/42	762	667
	Lowe's Cos. Inc.	4.250%	9/15/44	347	268
	Lowe's Cos. Inc.	4.375%	9/15/45	1,250	1,026
	Lowe's Cos. Inc.	3.700%	4/15/46	2,915	2,180
	Lowe's Cos. Inc.	4.050%	5/3/47	3,040	2,372
	Lowe's Cos. Inc.	4.550%	4/5/49	2,750	2,307
	Lowe's Cos. Inc.	5.125%	4/15/50	2,375	2,172
	Lowe's Cos. Inc.	3.000%	10/15/50	2,095	1,326
	Lowe's Cos. Inc.	3.500%	4/1/51	1,111	769
	Lowe's Cos. Inc.	4.250%	4/1/52	6,726	5,306
	Lowe's Cos. Inc.	5.625%	4/15/53	4,476	4,345
	Lowe's Cos. Inc.	5.750%	7/1/53	2,090	2,067
	Lowe's Cos. Inc.	4.450%	4/1/62	1,628	1,270
	Lowe's Cos. Inc.	5.800%	9/15/62	6,091	5,883
	Lowe's Cos. Inc.	5.850%	4/1/63	3,302	3,220
[1]	Marriott International Inc.	2.750%	10/15/33	2,242	1,751
	Masco Corp.	4.500%	5/15/47	1,313	1,030
	Masco Corp.	3.125%	2/15/51	934	577
[1]	Massachusetts Institute of Technology	3.959%	7/1/38	1,584	1,410
[1]	Massachusetts Institute of Technology	2.989%	7/1/50	1,897	1,367
[1]	Massachusetts Institute of Technology	2.294%	7/1/51	1,219	740
	Massachusetts Institute of Technology	3.067%	4/1/52	2,730	1,970
	Massachusetts Institute of Technology	5.600%	7/1/11	2,776	2,979
	Massachusetts Institute of Technology	4.678%	7/1/14	1,123	1,012
	Massachusetts Institute of Technology	3.885%	7/1/16	1,695	1,265
[1]	McDonald's Corp.	4.700%	12/9/35	2,439	2,329
[1]	McDonald's Corp.	6.300%	10/15/37	2,416	2,624
[1]	McDonald's Corp.	6.300%	3/1/38	1,783	1,943
[1]	McDonald's Corp.	5.700%	2/1/39	1,856	1,885
[1]	McDonald's Corp.	4.875%	7/15/40	907	841
[1]	McDonald's Corp.	3.700%	2/15/42	1,607	1,273
[1]	McDonald's Corp.	3.625%	5/1/43	668	521
[1]	McDonald's Corp.	4.600%	5/26/45	2,148	1,900
[1]	McDonald's Corp.	4.875%	12/9/45	6,254	5,768
[1]	McDonald's Corp.	4.450%	3/1/47	4,307	3,726
[1]	McDonald's Corp.	4.450%	9/1/48	1,746	1,518
[1]	McDonald's Corp.	3.625%	9/1/49	6,139	4,633
[1]	McDonald's Corp.	4.200%	4/1/50	1,923	1,596
[1]	McDonald's Corp.	5.150%	9/9/52	3,574	3,421
	McDonald's Corp.	5.450%	8/14/53	2,700	2,700
	MDC Holdings Inc.	6.000%	1/15/43	2,314	2,024
	NIKE Inc.	3.250%	3/27/40	3,228	2,605
	NIKE Inc.	3.625%	5/1/43	855	712
	NIKE Inc.	3.875%	11/1/45	2,638	2,253
	NIKE Inc.	3.375%	11/1/46	1,995	1,543
	NIKE Inc.	3.375%	3/27/50	5,825	4,497
[1]	Northeastern University	2.894%	10/1/50	740	489
[1]	Northwestern University	4.643%	12/1/44	1,705	1,607
[1]	Northwestern University	2.640%	12/1/50	1,335	874
[1]	Northwestern University	3.662%	12/1/57	1,055	824
	Owens Corning	7.000%	12/1/36	1,262	1,387
	Owens Corning	4.300%	7/15/47	2,019	1,622
	Owens Corning	4.400%	1/30/48	1,783	1,447

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	President & Fellows of Harvard College	4.875%	10/15/40	466	459
	President & Fellows of Harvard College	3.150%	7/15/46	2,040	1,510
	President & Fellows of Harvard College	2.517%	10/15/50	1,245	807
	President & Fellows of Harvard College	3.745%	11/15/52	1,472	1,204
	President & Fellows of Harvard College	3.300%	7/15/56	1,936	1,396
	PulteGroup Inc.	6.000%	2/15/35	1,190	1,196
[1]	Rockefeller Foundation	2.492%	10/1/50	2,633	1,650
	Snap-on Inc.	4.100%	3/1/48	498	419
	Snap-on Inc.	3.100%	5/1/50	1,950	1,377
	Stanley Black & Decker Inc.	5.200%	9/1/40	759	692
	Stanley Black & Decker Inc.	4.850%	11/15/48	828	703
	Stanley Black & Decker Inc.	2.750%	11/15/50	3,946	2,297
	Starbucks Corp.	4.300%	6/15/45	1,937	1,620
	Starbucks Corp.	3.750%	12/1/47	2,372	1,802
	Starbucks Corp.	4.500%	11/15/48	3,492	2,993
	Starbucks Corp.	4.450%	8/15/49	3,477	2,951
	Starbucks Corp.	3.350%	3/12/50	1,648	1,158
	Starbucks Corp.	3.500%	11/15/50	3,503	2,535
	Thomas Jefferson University	3.847%	11/1/57	1,798	1,263
	TJX Cos. Inc.	4.500%	4/15/50	988	889
[1]	Trustees of Boston College	3.129%	7/1/52	787	556
[1]	Trustees of Boston University	4.061%	10/1/48	1,118	941
	Trustees of Princeton University	5.700%	3/1/39	1,405	1,510
[1]	Trustees of Princeton University	2.516%	7/1/50	1,264	829
	Trustees of Princeton University	4.201%	3/1/52	599	532
[1]	Trustees of the University of Pennsylvania	2.396%	10/1/50	1,368	844
	Trustees of the University of Pennsylvania	4.674%	9/1/12	549	468
	Trustees of the University of Pennsylvania	3.610%	2/15/19	1,166	809
[1]	University of Chicago	2.761%	4/1/45	1,050	787
[1]	University of Chicago	2.547%	4/1/50	1,905	1,263
	University of Chicago	3.000%	10/1/52	1,134	790
[1]	University of Chicago	4.003%	10/1/53	718	596
[1]	University of Miami	4.063%	4/1/52	1,598	1,313
[1]	University of Notre Dame du Lac	3.438%	2/15/45	1,078	847
[1]	University of Notre Dame du Lac	3.394%	2/15/48	2,653	2,075
[1]	University of Southern California	3.028%	10/1/39	2,955	2,360
[1]	University of Southern California	3.841%	10/1/47	578	479
	University of Southern California	2.805%	10/1/50	1,199	793
[1]	University of Southern California	2.945%	10/1/51	1,768	1,204
	University of Southern California	4.976%	10/1/53	1,315	1,288
	University of Southern California	5.250%	10/1/11	994	949
[1]	University of Southern California	3.226%	10/1/20	1,175	693
[1]	Washington University	3.524%	4/15/54	1,845	1,429
	Washington University	4.349%	4/15/22	1,465	1,186
	Whirlpool Corp.	4.500%	6/1/46	1,178	953
	Whirlpool Corp.	4.600%	5/15/50	2,435	1,994
[1]	William Marsh Rice University	3.574%	5/15/45	1,545	1,235
[1]	William Marsh Rice University	3.774%	5/15/55	938	756
[1]	Yale University	2.402%	4/15/50	2,584	1,631
					400,554
Consumer Staples (7.6%)
	Altria Group Inc.	5.800%	2/14/39	4,649	4,518
	Altria Group Inc.	3.400%	2/4/41	2,295	1,562
	Altria Group Inc.	4.250%	8/9/42	1,252	947
	Altria Group Inc.	4.500%	5/2/43	5,151	4,019
	Altria Group Inc.	5.375%	1/31/44	3,577	3,327
	Altria Group Inc.	3.875%	9/16/46	5,504	3,786
	Altria Group Inc.	5.950%	2/14/49	8,878	8,256
	Altria Group Inc.	4.450%	5/6/50	3,162	2,340
	Altria Group Inc.	3.700%	2/4/51	4,988	3,252
	Altria Group Inc.	6.200%	2/14/59	360	364
	Altria Group Inc.	4.000%	2/4/61	3,650	2,471
[1]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	18,033	17,258
[1]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	32,331	30,050
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	3,517	3,373
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,571	3,243
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	5,735	5,309
	Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	1,030	1,091
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	6,664	6,089
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	3,665	4,686
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	5,321	5,399
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,871	3,558
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	4,344	3,886
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	2,551	2,431
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	9,168	8,251
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	3,179	2,781
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	14,197	14,537
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	5,592	4,978
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	4,646	4,157
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	5,468	5,733
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	387	337
	Archer-Daniels-Midland Co.	5.935%	10/1/32	440	469
	Archer-Daniels-Midland Co.	4.500%	8/15/33	1,480	1,430
	Archer-Daniels-Midland Co.	5.375%	9/15/35	1,103	1,123
	Archer-Daniels-Midland Co.	3.750%	9/15/47	827	659
	Archer-Daniels-Midland Co.	4.500%	3/15/49	3,473	3,112
	Archer-Daniels-Midland Co.	2.700%	9/15/51	1,522	981
	BAT Capital Corp.	4.390%	8/15/37	7,988	6,314
	BAT Capital Corp.	3.734%	9/25/40	2,548	1,775
	BAT Capital Corp.	7.079%	8/2/43	2,500	2,486
	BAT Capital Corp.	4.540%	8/15/47	7,340	5,336
	BAT Capital Corp.	4.758%	9/6/49	3,612	2,676
	BAT Capital Corp.	5.282%	4/2/50	4,010	3,212
	BAT Capital Corp.	3.984%	9/25/50	3,264	2,156
	BAT Capital Corp.	5.650%	3/16/52	1,661	1,388
	BAT Capital Corp.	7.081%	8/2/53	3,300	3,247
	Brown-Forman Corp.	4.000%	4/15/38	963	831
	Brown-Forman Corp.	4.500%	7/15/45	1,001	897
	Campbell Soup Co.	4.800%	3/15/48	3,284	2,839
	Campbell Soup Co.	3.125%	4/24/50	2,629	1,721
	Church & Dwight Co. Inc.	3.950%	8/1/47	1,373	1,114
	Church & Dwight Co. Inc.	5.000%	6/15/52	1,690	1,597
	Coca-Cola Co.	2.500%	6/1/40	3,801	2,741
	Coca-Cola Co.	2.875%	5/5/41	2,931	2,214
	Coca-Cola Co.	4.200%	3/25/50	2,368	2,128
	Coca-Cola Co.	2.600%	6/1/50	4,552	3,017
	Coca-Cola Co.	3.000%	3/5/51	4,785	3,451
	Coca-Cola Co.	2.500%	3/15/51	4,205	2,715
	Coca-Cola Co.	2.750%	6/1/60	3,400	2,206
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,435	1,387
[1]	Colgate-Palmolive Co.	4.000%	8/15/45	3,304	2,916
[1]	Colgate-Palmolive Co.	3.700%	8/1/47	2,902	2,433
	Conagra Brands Inc.	5.300%	11/1/38	4,831	4,459
	Conagra Brands Inc.	5.400%	11/1/48	2,524	2,289
	Constellation Brands Inc.	4.500%	5/9/47	902	755
	Constellation Brands Inc.	4.100%	2/15/48	3,168	2,515
	Constellation Brands Inc.	5.250%	11/15/48	3,189	2,975
	Constellation Brands Inc.	3.750%	5/1/50	740	560
	Delhaize America LLC	9.000%	4/15/31	110	129
	Diageo Capital plc	5.875%	9/30/36	1,519	1,604
	Diageo Capital plc	3.875%	4/29/43	2,056	1,693
	Diageo Investment Corp.	7.450%	4/15/35	2,659	3,180
	Diageo Investment Corp.	4.250%	5/11/42	787	689
	Dollar General Corp.	4.125%	4/3/50	3,342	2,470
	Dollar Tree Inc.	3.375%	12/1/51	1,575	1,019
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,177	1,251
	Estee Lauder Cos. Inc.	4.375%	6/15/45	2,295	1,969
	Estee Lauder Cos. Inc.	4.150%	3/15/47	1,072	902
	Estee Lauder Cos. Inc.	3.125%	12/1/49	2,803	1,942
	Estee Lauder Cos. Inc.	5.150%	5/15/53	2,425	2,349

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	6,459	4,709
	General Mills Inc.	5.400%	6/15/40	1,368	1,331
	General Mills Inc.	4.700%	4/17/48	500	449
	General Mills Inc.	3.000%	2/1/51	3,286	2,206
	Haleon US Capital LLC	4.000%	3/24/52	3,445	2,758
	Hershey Co.	3.375%	8/15/46	2,053	1,512
	Hershey Co.	3.125%	11/15/49	1,952	1,387
	Hormel Foods Corp.	3.050%	6/3/51	1,367	939
	Ingredion Inc.	3.900%	6/1/50	1,206	860
	J M Smucker Co.	4.250%	3/15/35	2,976	2,663
	J M Smucker Co.	2.750%	9/15/41	695	471
	J M Smucker Co.	3.550%	3/15/50	575	403
	JBS USA LUX SA	4.375%	2/2/52	3,770	2,658
	JBS USA LUX SA	6.500%	12/1/52	3,865	3,675
	Kellogg Co.	4.500%	4/1/46	1,691	1,453
[2]	Kenvue Inc.	5.100%	3/22/43	2,410	2,361
[2]	Kenvue Inc.	5.050%	3/22/53	5,130	5,020
[2]	Kenvue Inc.	5.200%	3/22/63	2,650	2,594
	Keurig Dr Pepper Inc.	4.500%	11/15/45	2,692	2,294
	Keurig Dr Pepper Inc.	4.420%	12/15/46	2,604	2,161
	Keurig Dr Pepper Inc.	3.800%	5/1/50	3,072	2,326
	Keurig Dr Pepper Inc.	3.350%	3/15/51	2,672	1,833
	Keurig Dr Pepper Inc.	4.500%	4/15/52	2,249	1,911
	Kimberly-Clark Corp.	6.625%	8/1/37	3,271	3,759
	Kimberly-Clark Corp.	5.300%	3/1/41	827	837
	Kimberly-Clark Corp.	3.200%	7/30/46	1,230	895
	Kimberly-Clark Corp.	3.900%	5/4/47	1,060	874
	Kimberly-Clark Corp.	2.875%	2/7/50	589	408
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	1,173	1,158
	Kraft Heinz Foods Co.	5.000%	7/15/35	3,070	2,981
	Kraft Heinz Foods Co.	6.875%	1/26/39	2,708	2,966
	Kraft Heinz Foods Co.	6.500%	2/9/40	2,840	3,002
	Kraft Heinz Foods Co.	5.000%	6/4/42	4,848	4,412
	Kraft Heinz Foods Co.	5.200%	7/15/45	5,567	5,119
	Kraft Heinz Foods Co.	4.375%	6/1/46	9,671	7,999
	Kraft Heinz Foods Co.	4.875%	10/1/49	5,633	4,979
	Kraft Heinz Foods Co.	5.500%	6/1/50	2,616	2,524
	Kroger Co.	6.900%	4/15/38	1,443	1,579
	Kroger Co.	5.400%	7/15/40	1,473	1,384
	Kroger Co.	5.000%	4/15/42	1,233	1,094
	Kroger Co.	5.150%	8/1/43	3,011	2,710
	Kroger Co.	3.875%	10/15/46	785	587
	Kroger Co.	4.450%	2/1/47	4,753	3,957
	Kroger Co.	4.650%	1/15/48	2,119	1,805
	Kroger Co.	3.950%	1/15/50	2,382	1,840
	McCormick & Co. Inc.	4.200%	8/15/47	800	642
	Mead Johnson Nutrition Co.	5.900%	11/1/39	1,885	1,930
	Molson Coors Beverage Co.	5.000%	5/1/42	5,223	4,718
	Molson Coors Beverage Co.	4.200%	7/15/46	4,703	3,724
	Mondelez International Inc.	2.625%	9/4/50	3,650	2,280
	PepsiCo Inc.	3.500%	3/19/40	769	631
	PepsiCo Inc.	2.625%	10/21/41	5,301	3,845
	PepsiCo Inc.	4.000%	3/5/42	1,718	1,489
	PepsiCo Inc.	3.600%	8/13/42	1,205	1,004
	PepsiCo Inc.	4.250%	10/22/44	1,203	1,045
	PepsiCo Inc.	4.450%	4/14/46	4,534	4,221
	PepsiCo Inc.	3.450%	10/6/46	3,548	2,820
	PepsiCo Inc.	4.000%	5/2/47	2,105	1,856
	PepsiCo Inc.	3.375%	7/29/49	3,195	2,464
	PepsiCo Inc.	2.875%	10/15/49	3,579	2,533
	PepsiCo Inc.	3.625%	3/19/50	4,560	3,669
	PepsiCo Inc.	2.750%	10/21/51	2,673	1,806
	PepsiCo Inc.	4.200%	7/18/52	2,586	2,298
	PepsiCo Inc.	4.650%	2/15/53	668	639
	PepsiCo Inc.	3.875%	3/19/60	1,625	1,331
	Philip Morris International Inc.	6.375%	5/16/38	6,364	6,837
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	4.375%	11/15/41	847	701
	Philip Morris International Inc.	4.500%	3/20/42	2,193	1,860
	Philip Morris International Inc.	3.875%	8/21/42	2,050	1,600
	Philip Morris International Inc.	4.125%	3/4/43	4,366	3,471
	Philip Morris International Inc.	4.875%	11/15/43	4,179	3,672
	Philip Morris International Inc.	4.250%	11/10/44	1,565	1,266
	Procter & Gamble Co.	5.800%	8/15/34	799	884
	Procter & Gamble Co.	5.550%	3/5/37	2,225	2,406
	Procter & Gamble Co.	3.550%	3/25/40	1,440	1,236
	Procter & Gamble Co.	3.500%	10/25/47	553	446
	Procter & Gamble Co.	3.600%	3/25/50	2,165	1,775
	Reynolds American Inc.	5.700%	8/15/35	3,698	3,414
	Reynolds American Inc.	7.250%	6/15/37	2,010	2,105
	Reynolds American Inc.	6.150%	9/15/43	1,356	1,241
	Reynolds American Inc.	5.850%	8/15/45	5,777	5,010
	Sysco Corp.	5.375%	9/21/35	571	565
	Sysco Corp.	6.600%	4/1/40	1,725	1,828
	Sysco Corp.	4.850%	10/1/45	1,189	1,021
	Sysco Corp.	4.500%	4/1/46	1,046	870
	Sysco Corp.	4.450%	3/15/48	2,095	1,730
	Sysco Corp.	3.300%	2/15/50	478	328
	Sysco Corp.	6.600%	4/1/50	3,330	3,658
	Sysco Corp.	3.150%	12/14/51	4,280	2,838
	Target Corp.	6.500%	10/15/37	804	894
	Target Corp.	7.000%	1/15/38	2,014	2,337
	Target Corp.	4.000%	7/1/42	2,125	1,848
	Target Corp.	3.625%	4/15/46	2,251	1,765
	Target Corp.	3.900%	11/15/47	457	374
	Target Corp.	2.950%	1/15/52	4,168	2,776
	Target Corp.	4.800%	1/15/53	4,110	3,774
	Tyson Foods Inc.	4.875%	8/15/34	1,353	1,285
	Tyson Foods Inc.	5.150%	8/15/44	1,110	988
	Tyson Foods Inc.	4.550%	6/2/47	1,640	1,310
	Tyson Foods Inc.	5.100%	9/28/48	5,760	4,991
[1]	Unilever Capital Corp.	2.625%	8/12/51	955	630
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,119	1,654
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	3,167	2,160
	Walmart Inc.	5.250%	9/1/35	4,541	4,746
	Walmart Inc.	6.200%	4/15/38	2,779	3,159
	Walmart Inc.	3.950%	6/28/38	1,245	1,118
	Walmart Inc.	5.625%	4/1/40	3,241	3,498
	Walmart Inc.	5.000%	10/25/40	1,888	1,909
	Walmart Inc.	5.625%	4/15/41	1,736	1,857
	Walmart Inc.	2.500%	9/22/41	4,118	2,938
	Walmart Inc.	4.000%	4/11/43	2,727	2,385
	Walmart Inc.	3.625%	12/15/47	927	749
	Walmart Inc.	4.050%	6/29/48	4,902	4,302
	Walmart Inc.	2.950%	9/24/49	1,958	1,388
	Walmart Inc.	2.650%	9/22/51	1,427	960
	Walmart Inc.	4.500%	9/9/52	5,720	5,317
	Walmart Inc.	4.500%	4/15/53	6,579	6,122
					533,094
Energy (9.0%)
	Apache Corp.	6.000%	1/15/37	1,485	1,390
	Apache Corp.	5.100%	9/1/40	4,702	3,922
	Apache Corp.	5.250%	2/1/42	1,065	875
	Apache Corp.	4.750%	4/15/43	1,425	1,089
	Apache Corp.	5.350%	7/1/49	1,359	1,092
	Baker Hughes Holdings LLC	5.125%	9/15/40	3,959	3,743
	Baker Hughes Holdings LLC	4.080%	12/15/47	3,746	2,979
	BP Capital Markets America Inc.	4.893%	9/11/33	3,993	3,887
	BP Capital Markets America Inc.	3.060%	6/17/41	4,776	3,496
	BP Capital Markets America Inc.	3.000%	2/24/50	9,814	6,534
	BP Capital Markets America Inc.	2.772%	11/10/50	6,314	3,982
	BP Capital Markets America Inc.	2.939%	6/4/51	8,463	5,532
	BP Capital Markets America Inc.	3.001%	3/17/52	5,792	3,803
	BP Capital Markets America Inc.	3.379%	2/8/61	5,924	3,981

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	5.850%	2/1/35	789	767
	Canadian Natural Resources Ltd.	6.500%	2/15/37	1,584	1,604
	Canadian Natural Resources Ltd.	6.250%	3/15/38	3,285	3,312
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,515	1,557
[1]	Canadian Natural Resources Ltd.	4.950%	6/1/47	2,884	2,504
	Cenovus Energy Inc.	5.250%	6/15/37	1,643	1,505
	Cenovus Energy Inc.	6.800%	9/15/37	2,233	2,302
	Cenovus Energy Inc.	6.750%	11/15/39	1,696	1,759
	Cenovus Energy Inc.	5.400%	6/15/47	3,380	3,037
	Cenovus Energy Inc.	3.750%	2/15/52	2,671	1,873
	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	1,409	1,091
	Chevron Corp.	3.078%	5/11/50	4,745	3,370
	Chevron USA Inc.	5.250%	11/15/43	1,134	1,116
	Chevron USA Inc.	2.343%	8/12/50	2,697	1,638
	Columbia Pipeline Group Inc.	5.800%	6/1/45	1,868	1,730
	ConocoPhillips	5.900%	5/15/38	2,486	2,592
	ConocoPhillips	6.500%	2/1/39	3,669	4,087
	ConocoPhillips	4.875%	10/1/47	907	831
	ConocoPhillips Co.	5.050%	9/15/33	3,200	3,181
	ConocoPhillips Co.	3.758%	3/15/42	4,541	3,679
	ConocoPhillips Co.	4.300%	11/15/44	3,606	3,092
	ConocoPhillips Co.	3.800%	3/15/52	5,340	4,116
	ConocoPhillips Co.	5.300%	5/15/53	2,425	2,369
	ConocoPhillips Co.	5.550%	3/15/54	3,200	3,209
	ConocoPhillips Co.	4.025%	3/15/62	7,035	5,385
	ConocoPhillips Co.	5.700%	9/15/63	1,250	1,259
	Continental Resources Inc.	4.900%	6/1/44	1,874	1,437
	DCP Midstream Operating LP	5.600%	4/1/44	1,345	1,249
	Devon Energy Corp.	5.600%	7/15/41	3,499	3,246
	Devon Energy Corp.	4.750%	5/15/42	1,857	1,549
	Devon Energy Corp.	5.000%	6/15/45	2,305	1,974
	Diamondback Energy Inc.	4.400%	3/24/51	2,126	1,651
	Diamondback Energy Inc.	4.250%	3/15/52	3,025	2,271
	Diamondback Energy Inc.	6.250%	3/15/53	2,189	2,182
[1]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	958	812
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	650	533
[1]	Eastern Gas Transmission & Storage Inc.	3.900%	11/15/49	825	578
[1]	Enbridge Energy Partners LP	7.500%	4/15/38	2,106	2,323
	Enbridge Energy Partners LP	5.500%	9/15/40	2,233	2,078
	Enbridge Energy Partners LP	7.375%	10/15/45	1,921	2,169
	Enbridge Inc.	4.500%	6/10/44	1,156	944
	Enbridge Inc.	5.500%	12/1/46	2,497	2,318
	Enbridge Inc.	4.000%	11/15/49	1,595	1,196
	Enbridge Inc.	3.400%	8/1/51	3,241	2,177
	Energy Transfer LP	4.900%	3/15/35	1,252	1,143
	Energy Transfer LP	6.625%	10/15/36	2,963	3,030
[1]	Energy Transfer LP	5.800%	6/15/38	282	267
	Energy Transfer LP	7.500%	7/1/38	1,064	1,156
	Energy Transfer LP	6.050%	6/1/41	2,034	1,916
	Energy Transfer LP	6.500%	2/1/42	4,450	4,428
	Energy Transfer LP	6.100%	2/15/42	1,004	940
	Energy Transfer LP	4.950%	1/15/43	1,913	1,563
	Energy Transfer LP	5.150%	2/1/43	4,325	3,635
	Energy Transfer LP	5.950%	10/1/43	3,258	2,979
	Energy Transfer LP	5.300%	4/1/44	1,612	1,370
	Energy Transfer LP	5.000%	5/15/44	839	685
	Energy Transfer LP	5.150%	3/15/45	4,889	4,116
	Energy Transfer LP	5.350%	5/15/45	2,944	2,516
	Energy Transfer LP	6.125%	12/15/45	6,470	6,070
	Energy Transfer LP	5.300%	4/15/47	2,648	2,245
	Energy Transfer LP	5.400%	10/1/47	2,967	2,555
	Energy Transfer LP	6.000%	6/15/48	3,255	3,006
	Energy Transfer LP	6.250%	4/15/49	4,333	4,142
	Energy Transfer LP	5.000%	5/15/50	3,839	3,159
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Enterprise Products Operating LLC	6.650%	10/15/34	817	884
	Enterprise Products Operating LLC	7.550%	4/15/38	1,116	1,280
	Enterprise Products Operating LLC	6.125%	10/15/39	3,616	3,758
	Enterprise Products Operating LLC	6.450%	9/1/40	1,205	1,280
	Enterprise Products Operating LLC	5.950%	2/1/41	3,563	3,640
	Enterprise Products Operating LLC	5.700%	2/15/42	770	758
	Enterprise Products Operating LLC	4.850%	8/15/42	3,506	3,147
	Enterprise Products Operating LLC	4.450%	2/15/43	4,230	3,594
	Enterprise Products Operating LLC	4.850%	3/15/44	4,192	3,741
	Enterprise Products Operating LLC	5.100%	2/15/45	5,654	5,183
	Enterprise Products Operating LLC	4.250%	2/15/48	1,127	918
	Enterprise Products Operating LLC	4.800%	2/1/49	7,191	6,318
	Enterprise Products Operating LLC	4.200%	1/31/50	6,720	5,378
	Enterprise Products Operating LLC	3.700%	1/31/51	2,354	1,723
	Enterprise Products Operating LLC	3.200%	2/15/52	2,066	1,397
	Enterprise Products Operating LLC	3.300%	2/15/53	4,032	2,759
	Enterprise Products Operating LLC	4.950%	10/15/54	3,169	2,807
	Enterprise Products Operating LLC	3.950%	1/31/60	419	310
	EOG Resources Inc.	3.900%	4/1/35	2,237	1,977
	EOG Resources Inc.	4.950%	4/15/50	2,397	2,268
	Exxon Mobil Corp.	2.995%	8/16/39	2,198	1,692
	Exxon Mobil Corp.	4.227%	3/19/40	5,612	5,015
	Exxon Mobil Corp.	3.567%	3/6/45	4,583	3,572
	Exxon Mobil Corp.	4.114%	3/1/46	6,942	5,894
	Exxon Mobil Corp.	3.095%	8/16/49	3,778	2,652
	Exxon Mobil Corp.	4.327%	3/19/50	11,457	9,918
	Exxon Mobil Corp.	3.452%	4/15/51	8,657	6,439
	Halliburton Co.	4.850%	11/15/35	5,364	5,025
	Halliburton Co.	6.700%	9/15/38	1,815	1,996
	Halliburton Co.	7.450%	9/15/39	1,166	1,361
	Halliburton Co.	4.500%	11/15/41	2,469	2,079
	Halliburton Co.	4.750%	8/1/43	3,220	2,783
	Halliburton Co.	5.000%	11/15/45	7,569	6,820
	Hess Corp.	6.000%	1/15/40	1,517	1,488
	Hess Corp.	5.600%	2/15/41	4,197	3,951
	Hess Corp.	5.800%	4/1/47	2,939	2,813
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,105	2,059
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,613	1,612
[1]	Kinder Morgan Energy Partners LP	6.950%	1/15/38	4,141	4,431
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	1,888
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	753	748
	Kinder Morgan Energy Partners LP	7.500%	11/15/40	2,276	2,479
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,035	940
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,010	1,686
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	2,039	1,656
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,553	2,162
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	5,082	4,536
	Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,769	1,541
	Kinder Morgan Inc.	5.300%	12/1/34	4,749	4,520
	Kinder Morgan Inc.	5.550%	6/1/45	5,023	4,544
	Kinder Morgan Inc.	5.050%	2/15/46	1,143	962
	Kinder Morgan Inc.	5.200%	3/1/48	1,686	1,452
	Kinder Morgan Inc.	3.250%	8/1/50	1,887	1,188
	Kinder Morgan Inc.	3.600%	2/15/51	2,663	1,792
	Kinder Morgan Inc.	5.450%	8/1/52	3,295	2,943
	Magellan Midstream Partners LP	5.150%	10/15/43	1,645	1,394
	Magellan Midstream Partners LP	4.250%	9/15/46	390	287
	Magellan Midstream Partners LP	4.200%	10/3/47	1,592	1,173
	Magellan Midstream Partners LP	4.850%	2/1/49	1,574	1,277
	Magellan Midstream Partners LP	3.950%	3/1/50	1,723	1,206
	Marathon Oil Corp.	6.600%	10/1/37	2,153	2,167
	Marathon Oil Corp.	5.200%	6/1/45	2,999	2,476
	Marathon Petroleum Corp.	6.500%	3/1/41	3,440	3,513
	Marathon Petroleum Corp.	4.750%	9/15/44	4,119	3,429
	Marathon Petroleum Corp.	4.500%	4/1/48	1,132	887
	Marathon Petroleum Corp.	5.000%	9/15/54	1,178	962
	MPLX LP	4.500%	4/15/38	5,201	4,406

Long-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
MPLX LP	5.200%	3/1/47	3,602	3,104
MPLX LP	5.200%	12/1/47	2,833	2,429
MPLX LP	4.700%	4/15/48	5,123	4,114
MPLX LP	5.500%	2/15/49	6,668	5,938
MPLX LP	4.950%	3/14/52	2,221	1,829
MPLX LP	5.650%	3/1/53	1,499	1,359
MPLX LP	4.900%	4/15/58	1,764	1,403
NOV Inc.	3.950%	12/1/42	3,346	2,475
Occidental Petroleum Corp.	6.450%	9/15/36	5,820	5,952
Occidental Petroleum Corp.	7.950%	6/15/39	1,095	1,228
Occidental Petroleum Corp.	6.200%	3/15/40	2,316	2,284
Occidental Petroleum Corp.	6.600%	3/15/46	3,678	3,781
Occidental Petroleum Corp.	4.400%	4/15/46	1,435	1,103
Occidental Petroleum Corp.	4.200%	3/15/48	946	697
ONEOK Inc.	6.050%	9/1/33	4,700	4,737
ONEOK Inc.	6.000%	6/15/35	281	276
ONEOK Inc.	4.950%	7/13/47	3,096	2,545
ONEOK Inc.	5.200%	7/15/48	4,293	3,672
ONEOK Inc.	4.450%	9/1/49	2,285	1,714
ONEOK Inc.	4.500%	3/15/50	1,690	1,269
ONEOK Inc.	7.150%	1/15/51	970	1,027
ONEOK Inc.	6.625%	9/1/53	5,800	5,851
ONEOK Partners LP	6.650%	10/1/36	1,156	1,187
ONEOK Partners LP	6.850%	10/15/37	1,683	1,763
ONEOK Partners LP	6.125%	2/1/41	1,864	1,800
ONEOK Partners LP	6.200%	9/15/43	1,265	1,227
Ovintiv Inc.	6.500%	8/15/34	2,591	2,626
Ovintiv Inc.	6.625%	8/15/37	2,514	2,503
Ovintiv Inc.	6.500%	2/1/38	1,296	1,275
Ovintiv Inc.	7.100%	7/15/53	1,350	1,397
Phillips 66	4.650%	11/15/34	4,887	4,582
Phillips 66	5.875%	5/1/42	3,519	3,591
Phillips 66	4.875%	11/15/44	6,156	5,555
Phillips 66	3.300%	3/15/52	1,777	1,187
Phillips 66 Co.	4.680%	2/15/45	1,802	1,521
Phillips 66 Co.	4.900%	10/1/46	3,979	3,484
Plains All American Pipeline LP	6.650%	1/15/37	1,990	2,020
Plains All American Pipeline LP	5.150%	6/1/42	1,411	1,167
Plains All American Pipeline LP	4.300%	1/31/43	1,112	830
Plains All American Pipeline LP	4.700%	6/15/44	1,508	1,181
Plains All American Pipeline LP	4.900%	2/15/45	3,285	2,626
Sabine Pass Liquefaction LLC	5.900%	9/15/37	1,335	1,332
Shell International Finance BV	4.125%	5/11/35	7,847	7,158
Shell International Finance BV	6.375%	12/15/38	7,060	7,765
Shell International Finance BV	5.500%	3/25/40	4,403	4,498
Shell International Finance BV	2.875%	11/26/41	1,406	1,008
Shell International Finance BV	3.625%	8/21/42	1,448	1,163
Shell International Finance BV	4.550%	8/12/43	4,001	3,594
Shell International Finance BV	4.375%	5/11/45	11,566	10,027
Shell International Finance BV	4.000%	5/10/46	7,004	5,749
Shell International Finance BV	3.750%	9/12/46	3,781	2,967
Shell International Finance BV	3.125%	11/7/49	1,645	1,144
Shell International Finance BV	3.250%	4/6/50	8,719	6,191
Shell International Finance BV	3.000%	11/26/51	2,169	1,453
Spectra Energy Partners LP	5.950%	9/25/43	443	424
Spectra Energy Partners LP	4.500%	3/15/45	3,085	2,480
Suncor Energy Inc.	5.950%	12/1/34	992	982
Suncor Energy Inc.	6.800%	5/15/38	3,000	3,129
Suncor Energy Inc.	6.500%	6/15/38	5,658	5,785
Suncor Energy Inc.	6.850%	6/1/39	1,853	1,935
Suncor Energy Inc.	4.000%	11/15/47	1,808	1,354
Suncor Energy Inc.	3.750%	3/4/51	2,368	1,676
Targa Resources Corp.	4.950%	4/15/52	3,920	3,181
Targa Resources Corp.	6.250%	7/1/52	1,705	1,638
Targa Resources Corp.	6.500%	2/15/53	2,775	2,775
TotalEnergies Capital International SA	2.986%	6/29/41	2,642	1,935
TotalEnergies Capital International SA	3.461%	7/12/49	1,585	1,179
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TotalEnergies Capital International SA	3.127%	5/29/50	10,243	7,087
	TransCanada PipeLines Ltd.	4.625%	3/1/34	3,465	3,135
	TransCanada PipeLines Ltd.	5.600%	3/31/34	561	543
	TransCanada PipeLines Ltd.	5.850%	3/15/36	2,712	2,690
	TransCanada PipeLines Ltd.	6.200%	10/15/37	2,813	2,852
	TransCanada PipeLines Ltd.	4.750%	5/15/38	963	842
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,141	2,380
	TransCanada PipeLines Ltd.	7.625%	1/15/39	3,678	4,185
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,659	1,670
	TransCanada PipeLines Ltd.	5.000%	10/16/43	746	646
	TransCanada PipeLines Ltd.	4.875%	5/15/48	5,570	4,733
	TransCanada PipeLines Ltd.	5.100%	3/15/49	2,564	2,250
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,505	1,407
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	350	291
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	2,172	1,812
	Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	749	562
	Valero Energy Corp.	6.625%	6/15/37	3,842	4,088
	Valero Energy Corp.	3.650%	12/1/51	2,701	1,842
	Valero Energy Corp.	4.000%	6/1/52	1,670	1,220
	Western Midstream Operating LP	5.450%	4/1/44	1,929	1,618
	Western Midstream Operating LP	5.300%	3/1/48	2,550	2,087
	Western Midstream Operating LP	5.500%	8/15/48	1,362	1,130
	Western Midstream Operating LP	5.250%	2/1/50	3,377	2,729
	Williams Cos. Inc.	6.300%	4/15/40	3,240	3,322
	Williams Cos. Inc.	5.800%	11/15/43	2,269	2,177
	Williams Cos. Inc.	5.400%	3/4/44	2,192	1,977
	Williams Cos. Inc.	5.750%	6/24/44	332	315
	Williams Cos. Inc.	4.900%	1/15/45	2,191	1,866
	Williams Cos. Inc.	5.100%	9/15/45	4,727	4,162
	Williams Cos. Inc.	4.850%	3/1/48	2,700	2,301
	Williams Cos. Inc.	3.500%	10/15/51	2,224	1,493
	Williams Cos. Inc.	5.300%	8/15/52	3,016	2,718
					628,773
Financials (13.6%)
	AerCap Ireland Capital DAC	3.400%	10/29/33	6,323	5,017
	AerCap Ireland Capital DAC	3.850%	10/29/41	4,936	3,657
	Aflac Inc.	4.000%	10/15/46	1,083	838
	Aflac Inc.	4.750%	1/15/49	1,914	1,705
	Alleghany Corp.	4.900%	9/15/44	997	918
	Alleghany Corp.	3.250%	8/15/51	1,609	1,122
	Allstate Corp.	5.550%	5/9/35	957	952
	Allstate Corp.	5.950%	4/1/36	2,455	2,528
	Allstate Corp.	4.500%	6/15/43	2,206	1,852
	Allstate Corp.	4.200%	12/15/46	1,699	1,342
	Allstate Corp.	3.850%	8/10/49	3,703	2,776
[1]	Allstate Corp.	6.500%	5/15/57	986	943
	American Express Co.	4.050%	12/3/42	4,261	3,647
	American Financial Group Inc.	4.500%	6/15/47	1,323	1,047
	American International Group Inc.	3.875%	1/15/35	892	771
	American International Group Inc.	4.700%	7/10/35	936	817
	American International Group Inc.	6.250%	5/1/36	842	866
	American International Group Inc.	4.500%	7/16/44	681	578
	American International Group Inc.	4.800%	7/10/45	2,631	2,322
	American International Group Inc.	4.750%	4/1/48	3,625	3,189
	American International Group Inc.	4.375%	6/30/50	4,993	4,131
	Aon Corp.	6.250%	9/30/40	1,677	1,746
	Aon Corp.	2.900%	8/23/51	2,721	1,727
	Aon Corp.	3.900%	2/28/52	2,651	2,029
	Aon Global Ltd.	4.600%	6/14/44	1,745	1,494
	Aon Global Ltd.	4.750%	5/15/45	2,506	2,184
	Arch Capital Finance LLC	5.031%	12/15/46	1,579	1,385
	Arch Capital Group Ltd.	7.350%	5/1/34	994	1,109
	Arch Capital Group Ltd.	3.635%	6/30/50	3,525	2,541

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Arch Capital Group US Inc.	5.144%	11/1/43	630	559
	Arthur J Gallagher & Co.	3.500%	5/20/51	2,215	1,530
	Arthur J Gallagher & Co.	3.050%	3/9/52	1,040	653
	Arthur J Gallagher & Co.	5.750%	3/2/53	2,475	2,422
	Assured Guaranty US Holdings Inc.	3.600%	9/15/51	1,254	831
	Athene Holding Ltd.	3.950%	5/25/51	1,277	886
	Athene Holding Ltd.	3.450%	5/15/52	1,856	1,175
	Bank of America Corp.	6.110%	1/29/37	6,143	6,356
[1]	Bank of America Corp.	4.244%	4/24/38	4,702	4,087
	Bank of America Corp.	7.750%	5/14/38	6,656	7,786
[1]	Bank of America Corp.	4.078%	4/23/40	7,805	6,558
[1]	Bank of America Corp.	2.676%	6/19/41	13,868	9,549
[1]	Bank of America Corp.	5.875%	2/7/42	7,298	7,554
	Bank of America Corp.	3.311%	4/22/42	9,033	6,762
[1]	Bank of America Corp.	5.000%	1/21/44	6,892	6,554
[1]	Bank of America Corp.	4.875%	4/1/44	2,533	2,372
[1]	Bank of America Corp.	4.750%	4/21/45	1,926	1,733
[1]	Bank of America Corp.	4.443%	1/20/48	7,762	6,621
[1]	Bank of America Corp.	3.946%	1/23/49	639	502
[1]	Bank of America Corp.	4.330%	3/15/50	14,604	12,362
[1]	Bank of America Corp.	4.083%	3/20/51	16,259	13,063
[1]	Bank of America Corp.	2.831%	10/24/51	735	471
[1]	Bank of America Corp.	3.483%	3/13/52	2,343	1,706
	Bank of America Corp.	2.972%	7/21/52	6,613	4,364
[1]	Bank of America NA	6.000%	10/15/36	5,037	5,282
	Barclays plc	3.811%	3/10/42	430	301
	Barclays plc	3.330%	11/24/42	3,359	2,291
	Barclays plc	5.250%	8/17/45	5,486	4,914
	Barclays plc	4.950%	1/10/47	7,398	6,385
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,829	1,979
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	3,850	3,563
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	3,644	3,262
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	9,156	7,968
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	7,712	6,788
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	6,053	4,061
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	2,193	1,367
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	8,224	6,532
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,721	1,612
	Brighthouse Financial Inc.	4.700%	6/22/47	2,441	1,814
	Brighthouse Financial Inc.	3.850%	12/22/51	2,815	1,765
	Brookfield Finance Inc.	4.700%	9/20/47	2,814	2,322
	Brookfield Finance Inc.	3.500%	3/30/51	1,146	748
	Brookfield Finance Inc.	3.625%	2/15/52	2,176	1,449
	Brookfield Finance LLC	3.450%	4/15/50	2,282	1,479
	Brown & Brown Inc.	4.950%	3/17/52	741	625
	Chubb Corp.	6.000%	5/11/37	2,024	2,153
[1]	Chubb Corp.	6.500%	5/15/38	3,262	3,633
	Chubb INA Holdings Inc.	6.700%	5/15/36	2,028	2,270
	Chubb INA Holdings Inc.	4.150%	3/13/43	739	632
	Chubb INA Holdings Inc.	4.350%	11/3/45	2,623	2,292
	Chubb INA Holdings Inc.	2.850%	12/15/51	1,895	1,262
	Chubb INA Holdings Inc.	3.050%	12/15/61	2,172	1,407
	CI Financial Corp.	4.100%	6/15/51	3,043	1,841
	Cincinnati Financial Corp.	6.125%	11/1/34	1,219	1,254
	Citigroup Inc.	6.000%	10/31/33	2,563	2,580
	Citigroup Inc.	6.125%	8/25/36	1,774	1,813
[1]	Citigroup Inc.	3.878%	1/24/39	3,554	2,915
	Citigroup Inc.	8.125%	7/15/39	6,125	7,634
[1]	Citigroup Inc.	5.316%	3/26/41	4,233	4,018
	Citigroup Inc.	5.875%	1/30/42	2,942	2,988
	Citigroup Inc.	2.904%	11/3/42	2,491	1,714
	Citigroup Inc.	6.675%	9/13/43	4,479	4,707
	Citigroup Inc.	5.300%	5/6/44	2,232	2,036
	Citigroup Inc.	4.650%	7/30/45	2,777	2,392
	Citigroup Inc.	4.750%	5/18/46	6,578	5,501
[1]	Citigroup Inc.	4.281%	4/24/48	2,849	2,380
	Citigroup Inc.	4.650%	7/23/48	10,035	8,702
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CME Group Inc.	5.300%	9/15/43	2,758	2,793
	CME Group Inc.	4.150%	6/15/48	1,497	1,316
[1]	Cooperatieve Rabobank UA	5.250%	5/24/41	5,629	5,730
	Cooperatieve Rabobank UA	5.750%	12/1/43	3,646	3,565
	Cooperatieve Rabobank UA	5.250%	8/4/45	2,874	2,629
	Corebridge Financial Inc.	4.350%	4/5/42	1,874	1,484
	Corebridge Financial Inc.	4.400%	4/5/52	4,395	3,395
	Equitable Holdings Inc.	5.000%	4/20/48	4,995	4,207
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,357	1,183
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	3,264	2,236
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	3,038	1,937
	Fidelity National Financial Inc.	3.200%	9/17/51	1,453	852
	Fifth Third Bancorp	8.250%	3/1/38	3,517	3,971
	Franklin Resources Inc.	2.950%	8/12/51	634	390
	GATX Corp.	5.450%	9/15/33	1,425	1,394
	GATX Corp.	5.200%	3/15/44	1,019	889
	GATX Corp.	3.100%	6/1/51	1,984	1,230
	Global Payments Inc.	4.150%	8/15/49	2,236	1,640
	Global Payments Inc.	5.950%	8/15/52	3,413	3,243
	Goldman Sachs Capital I	6.345%	2/15/34	2,325	2,338
	Goldman Sachs Group Inc.	6.450%	5/1/36	3,320	3,454
	Goldman Sachs Group Inc.	6.750%	10/1/37	19,658	20,844
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	6,258	5,193
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	6,216	5,367
	Goldman Sachs Group Inc.	6.250%	2/1/41	8,786	9,281
	Goldman Sachs Group Inc.	3.210%	4/22/42	5,673	4,075
	Goldman Sachs Group Inc.	2.908%	7/21/42	3,584	2,477
	Goldman Sachs Group Inc.	3.436%	2/24/43	7,950	5,859
[1]	Goldman Sachs Group Inc.	4.800%	7/8/44	7,533	6,712
	Goldman Sachs Group Inc.	5.150%	5/22/45	5,433	4,997
	Goldman Sachs Group Inc.	4.750%	10/21/45	4,554	4,089
	Hartford Financial Services Group Inc.	5.950%	10/15/36	1,046	1,064
	Hartford Financial Services Group Inc.	6.100%	10/1/41	1,634	1,650
	Hartford Financial Services Group Inc.	4.300%	4/15/43	390	310
	Hartford Financial Services Group Inc.	4.400%	3/15/48	1,022	850
	Hartford Financial Services Group Inc.	3.600%	8/19/49	2,833	2,067
	Hartford Financial Services Group Inc.	2.900%	9/15/51	2,005	1,276
[1]	HSBC Bank USA NA	5.625%	8/15/35	1,165	1,107
[1]	HSBC Bank USA NA	7.000%	1/15/39	3,679	3,973
	HSBC Holdings plc	8.113%	11/3/33	2,533	2,752
[1]	HSBC Holdings plc	6.500%	5/2/36	5,394	5,278
	HSBC Holdings plc	6.500%	9/15/37	4,631	4,734
[1]	HSBC Holdings plc	6.500%	9/15/37	4,655	4,540
[1]	HSBC Holdings plc	6.800%	6/1/38	2,040	2,045
	HSBC Holdings plc	6.100%	1/14/42	2,822	2,955
	HSBC Holdings plc	6.332%	3/9/44	9,757	9,829
	HSBC Holdings plc	5.250%	3/14/44	4,738	4,157
	Intercontinental Exchange Inc.	2.650%	9/15/40	5,318	3,709
	Intercontinental Exchange Inc.	4.250%	9/21/48	4,960	4,177
	Intercontinental Exchange Inc.	3.000%	6/15/50	4,520	3,015
	Intercontinental Exchange Inc.	4.950%	6/15/52	4,775	4,448
	Intercontinental Exchange Inc.	3.000%	9/15/60	4,280	2,660
	Intercontinental Exchange Inc.	5.200%	6/15/62	3,082	2,929
	Invesco Finance plc	5.375%	11/30/43	1,558	1,464
	Jackson Financial Inc.	4.000%	11/23/51	1,670	1,112
	Jefferies Financial Group Inc.	6.250%	1/15/36	904	915
	Jefferies Financial Group Inc.	6.500%	1/20/43	1,669	1,665
	JPMorgan Chase & Co.	6.400%	5/15/38	9,746	10,719
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	5,060	4,269
	JPMorgan Chase & Co.	5.500%	10/15/40	2,715	2,732
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	7,864	5,801
	JPMorgan Chase & Co.	5.600%	7/15/41	8,869	8,983
	JPMorgan Chase & Co.	2.525%	11/19/41	3,407	2,294
	JPMorgan Chase & Co.	5.400%	1/6/42	6,766	6,750
	JPMorgan Chase & Co.	3.157%	4/22/42	3,973	2,910
	JPMorgan Chase & Co.	5.625%	8/16/43	4,162	4,138
	JPMorgan Chase & Co.	4.850%	2/1/44	3,784	3,549

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	4.950%	6/1/45	5,694	5,207
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	5,177	4,338
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	1,742	1,404
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	9,607	7,612
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	5,399	4,230
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	9,025	6,112
	JPMorgan Chase & Co.	3.328%	4/22/52	14,599	10,255
	Legg Mason Inc.	5.625%	1/15/44	1,808	1,750
	Lincoln National Corp.	6.300%	10/9/37	989	985
	Lincoln National Corp.	7.000%	6/15/40	1,778	1,867
	Lincoln National Corp.	4.350%	3/1/48	811	588
	Lloyds Banking Group plc	5.300%	12/1/45	1,386	1,215
	Lloyds Banking Group plc	3.369%	12/14/46	3,608	2,359
	Lloyds Banking Group plc	4.344%	1/9/48	7,156	5,334
	Loews Corp.	4.125%	5/15/43	1,521	1,250
	Manulife Financial Corp.	5.375%	3/4/46	2,470	2,376
	Markel Group Inc.	5.000%	4/5/46	1,357	1,178
	Markel Group Inc.	4.300%	11/1/47	1,518	1,171
	Markel Group Inc.	5.000%	5/20/49	1,598	1,402
	Markel Group Inc.	4.150%	9/17/50	1,341	1,012
	Markel Group Inc.	3.450%	5/7/52	2,315	1,566
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	1,280	1,186
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	3,000	2,542
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	1,317	1,090
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	5,367	4,928
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	1,225	793
	Marsh & McLennan Cos. Inc.	6.250%	11/1/52	2,235	2,442
	Marsh & McLennan Cos. Inc.	5.450%	3/15/53	1,407	1,388
	Mastercard Inc.	3.950%	2/26/48	2,050	1,741
	Mastercard Inc.	3.650%	6/1/49	4,249	3,401
	Mastercard Inc.	3.850%	3/26/50	4,508	3,739
	Mastercard Inc.	2.950%	3/15/51	3,355	2,344
	MetLife Inc.	6.375%	6/15/34	2,555	2,744
	MetLife Inc.	5.700%	6/15/35	5,371	5,498
[1]	MetLife Inc.	6.400%	12/15/36	2,169	2,159
[1]	MetLife Inc.	10.750%	8/1/39	1,581	2,028
	MetLife Inc.	5.875%	2/6/41	1,697	1,746
	MetLife Inc.	4.125%	8/13/42	1,721	1,426
	MetLife Inc.	4.875%	11/13/43	3,983	3,632
	MetLife Inc.	4.721%	12/15/44	877	769
	MetLife Inc.	4.050%	3/1/45	3,809	3,114
	MetLife Inc.	4.600%	5/13/46	380	333
	MetLife Inc.	5.000%	7/15/52	4,697	4,274
	MetLife Inc.	5.250%	1/15/54	1,260	1,193
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	545	482
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	2,504	2,177
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	6,266	5,170
[1]	Morgan Stanley	3.971%	7/22/38	10,844	9,039
[1]	Morgan Stanley	4.457%	4/22/39	4,834	4,258
	Morgan Stanley	3.217%	4/22/42	6,916	5,093
	Morgan Stanley	6.375%	7/24/42	5,131	5,596
	Morgan Stanley	4.300%	1/27/45	6,265	5,326
	Morgan Stanley	4.375%	1/22/47	8,241	7,050
[1]	Morgan Stanley	5.597%	3/24/51	5,343	5,371
[1]	Morgan Stanley	2.802%	1/25/52	4,432	2,806
	Nasdaq Inc.	5.550%	2/15/34	4,067	4,051
	Nasdaq Inc.	2.500%	12/21/40	1,859	1,222
	Nasdaq Inc.	3.250%	4/28/50	1,875	1,245
	Nasdaq Inc.	3.950%	3/7/52	1,875	1,404
	Nasdaq Inc.	5.950%	8/15/53	2,700	2,678
	Nasdaq Inc.	6.100%	6/28/63	2,777	2,740
[1]	Nationwide Financial Services Inc.	6.750%	5/15/37	1,022	981
	Old Republic International Corp.	3.850%	6/11/51	2,055	1,430
	PayPal Holdings Inc.	3.250%	6/1/50	5,968	4,238
	PayPal Holdings Inc.	5.050%	6/1/52	1,068	1,032
	PayPal Holdings Inc.	5.250%	6/1/62	1,855	1,765
	Principal Financial Group Inc.	6.050%	10/15/36	1,575	1,617
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Principal Financial Group Inc.	4.625%	9/15/42	987	826
	Principal Financial Group Inc.	4.350%	5/15/43	1,396	1,119
	Principal Financial Group Inc.	4.300%	11/15/46	1,525	1,197
	Principal Financial Group Inc.	5.500%	3/15/53	1,355	1,263
	Progressive Corp.	6.625%	3/1/29	1	1
	Progressive Corp.	4.350%	4/25/44	1,490	1,251
	Progressive Corp.	3.700%	1/26/45	1,560	1,176
	Progressive Corp.	4.125%	4/15/47	3,663	3,043
	Progressive Corp.	4.200%	3/15/48	1,755	1,471
	Progressive Corp.	3.950%	3/26/50	897	718
	Progressive Corp.	3.700%	3/15/52	1,241	947
[1]	Prudential Financial Inc.	5.700%	12/14/36	3,848	3,925
[1]	Prudential Financial Inc.	6.625%	12/1/37	1,446	1,598
[1]	Prudential Financial Inc.	3.000%	3/10/40	2,117	1,562
[1]	Prudential Financial Inc.	6.625%	6/21/40	1,091	1,182
[1]	Prudential Financial Inc.	5.100%	8/15/43	516	462
[1]	Prudential Financial Inc.	4.600%	5/15/44	2,151	1,896
	Prudential Financial Inc.	3.905%	12/7/47	3,120	2,424
[1]	Prudential Financial Inc.	4.418%	3/27/48	2,091	1,754
	Prudential Financial Inc.	3.935%	12/7/49	5,709	4,385
[1]	Prudential Financial Inc.	4.350%	2/25/50	1,088	905
[1]	Prudential Financial Inc.	3.700%	3/13/51	4,459	3,323
	Raymond James Financial Inc.	4.950%	7/15/46	2,572	2,244
	Raymond James Financial Inc.	3.750%	4/1/51	2,697	1,962
[1]	Regions Bank	6.450%	6/26/37	1,575	1,548
	Regions Financial Corp.	7.375%	12/10/37	980	1,038
	Reinsurance Group of America Inc.	6.000%	9/15/33	1,200	1,206
	Selective Insurance Group Inc.	5.375%	3/1/49	910	818
	Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	1,580	1,021
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	398	276
	Sumitomo Mitsui Financial Group Inc.	3.050%	1/14/42	1,625	1,187
	Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	5,079	5,109
	Transatlantic Holdings Inc.	8.000%	11/30/39	1,348	1,646
	Travelers Cos. Inc.	6.750%	6/20/36	1,911	2,173
[1]	Travelers Cos. Inc.	6.250%	6/15/37	2,815	3,073
	Travelers Cos. Inc.	5.350%	11/1/40	2,237	2,233
	Travelers Cos. Inc.	4.300%	8/25/45	3,235	2,737
	Travelers Cos. Inc.	3.750%	5/15/46	822	635
	Travelers Cos. Inc.	4.000%	5/30/47	3,144	2,586
	Travelers Cos. Inc.	4.050%	3/7/48	962	797
	Travelers Cos. Inc.	4.100%	3/4/49	2,726	2,256
	Travelers Cos. Inc.	2.550%	4/27/50	1,475	924
	Travelers Cos. Inc.	3.050%	6/8/51	2,805	1,934
	Travelers Cos. Inc.	5.450%	5/25/53	1,145	1,158
	UBS Group AG	4.875%	5/15/45	5,908	5,254
	Unum Group	5.750%	8/15/42	1,454	1,327
	Unum Group	4.500%	12/15/49	1,668	1,256
	Unum Group	4.125%	6/15/51	1,926	1,361
	Visa Inc.	4.150%	12/14/35	6,132	5,785
	Visa Inc.	2.700%	4/15/40	2,983	2,225
	Visa Inc.	4.300%	12/14/45	10,991	9,936
	Visa Inc.	3.650%	9/15/47	2,533	2,066
	Visa Inc.	2.000%	8/15/50	4,963	2,935
	Voya Financial Inc.	5.700%	7/15/43	1,562	1,443
	Voya Financial Inc.	4.800%	6/15/46	597	473
	W R Berkley Corp.	4.750%	8/1/44	1,149	979
	W R Berkley Corp.	4.000%	5/12/50	2,280	1,733
	W R Berkley Corp.	3.150%	9/30/61	1,158	691
	Wachovia Corp.	7.500%	4/15/35	305	342
	Wachovia Corp.	5.500%	8/1/35	2,694	2,600
[1]	Wells Fargo & Co.	3.068%	4/30/41	12,454	8,916
	Wells Fargo & Co.	5.375%	11/2/43	9,449	8,695
	Wells Fargo & Co.	5.606%	1/15/44	11,307	10,647
[1]	Wells Fargo & Co.	4.650%	11/4/44	10,862	8,983
	Wells Fargo & Co.	3.900%	5/1/45	4,871	3,812
[1]	Wells Fargo & Co.	4.900%	11/17/45	5,202	4,462
[1]	Wells Fargo & Co.	4.400%	6/14/46	4,863	3,855

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Wells Fargo & Co.	4.750%	12/7/46	3,618	3,002
[1]	Wells Fargo & Co.	5.013%	4/4/51	16,226	14,636
[1]	Wells Fargo & Co.	4.611%	4/25/53	14,397	12,174
	Wells Fargo Bank NA	5.950%	8/26/36	1,136	1,130
[1]	Wells Fargo Bank NA	5.850%	2/1/37	1,848	1,840
[1]	Wells Fargo Bank NA	6.600%	1/15/38	4,666	4,927
	Western Union Co.	6.200%	11/17/36	1,492	1,496
	Westpac Banking Corp.	4.421%	7/24/39	2,918	2,349
	Westpac Banking Corp.	2.963%	11/16/40	3,202	2,074
	Westpac Banking Corp.	3.133%	11/18/41	2,175	1,417
	Willis North America Inc.	5.050%	9/15/48	1,859	1,561
	Willis North America Inc.	3.875%	9/15/49	1,789	1,263
	XL Group Ltd.	5.250%	12/15/43	1,497	1,417
					948,459
Health Care (15.6%)
[3]	Abbott Laboratories	4.750%	11/30/36	4,981	4,941
	Abbott Laboratories	6.150%	11/30/37	2,023	2,243
	Abbott Laboratories	6.000%	4/1/39	2,290	2,526
	Abbott Laboratories	5.300%	5/27/40	2,421	2,485
	Abbott Laboratories	4.750%	4/15/43	1,134	1,086
	Abbott Laboratories	4.900%	11/30/46	9,966	9,707
	AbbVie Inc.	4.550%	3/15/35	4,791	4,528
	AbbVie Inc.	4.500%	5/14/35	9,552	8,985
	AbbVie Inc.	4.300%	5/14/36	5,181	4,751
	AbbVie Inc.	4.050%	11/21/39	13,595	11,656
	AbbVie Inc.	4.625%	10/1/42	744	660
	AbbVie Inc.	4.400%	11/6/42	8,994	7,852
	AbbVie Inc.	4.850%	6/15/44	6,796	6,207
	AbbVie Inc.	4.750%	3/15/45	2,445	2,194
	AbbVie Inc.	4.700%	5/14/45	9,011	8,089
	AbbVie Inc.	4.450%	5/14/46	3,414	2,953
	AbbVie Inc.	4.875%	11/14/48	3,433	3,165
	AbbVie Inc.	4.250%	11/21/49	19,294	16,245
[1]	AdventHealth Obligated Group	2.795%	11/15/51	401	256
	Adventist Health System	3.630%	3/1/49	896	630
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	855	726
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	1,445	1,046
[1]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	2,223	1,483
	Aetna Inc.	6.625%	6/15/36	1,244	1,335
	Aetna Inc.	6.750%	12/15/37	1,772	1,931
	Aetna Inc.	4.500%	5/15/42	2,595	2,166
	Aetna Inc.	4.125%	11/15/42	1,976	1,568
	Aetna Inc.	4.750%	3/15/44	3,229	2,776
	Aetna Inc.	3.875%	8/15/47	3,806	2,849
	AHS Hospital Corp.	5.024%	7/1/45	1,418	1,333
[1]	AHS Hospital Corp.	2.780%	7/1/51	1,365	854
[1]	Allina Health System	3.887%	4/15/49	1,122	892
[1]	Allina Health System	2.902%	11/15/51	1,185	758
	Amgen Inc.	6.375%	6/1/37	455	485
	Amgen Inc.	6.400%	2/1/39	1,084	1,155
	Amgen Inc.	3.150%	2/21/40	5,469	4,079
	Amgen Inc.	5.750%	3/15/40	1,559	1,537
	Amgen Inc.	2.800%	8/15/41	3,681	2,538
	Amgen Inc.	4.950%	10/1/41	718	656
	Amgen Inc.	5.150%	11/15/41	1,425	1,332
	Amgen Inc.	5.650%	6/15/42	2,307	2,266
	Amgen Inc.	5.600%	3/2/43	10,703	10,505
	Amgen Inc.	4.400%	5/1/45	7,524	6,316
	Amgen Inc.	4.563%	6/15/48	1,991	1,697
	Amgen Inc.	3.375%	2/21/50	7,993	5,596
	Amgen Inc.	4.663%	6/15/51	12,081	10,380
	Amgen Inc.	3.000%	1/15/52	2,494	1,621
	Amgen Inc.	4.200%	2/22/52	1,920	1,528
	Amgen Inc.	4.875%	3/1/53	3,522	3,118
	Amgen Inc.	5.650%	3/2/53	15,470	15,336
	Amgen Inc.	2.770%	9/1/53	3,294	1,970
	Amgen Inc.	4.400%	2/22/62	3,033	2,401
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amgen Inc.	5.750%	3/2/63	11,580	11,423
[1]	Ascension Health	3.106%	11/15/39	2,059	1,561
	Ascension Health	3.945%	11/15/46	4,038	3,290
[1]	Ascension Health	4.847%	11/15/53	530	491
	AstraZeneca plc	6.450%	9/15/37	9,032	10,156
	AstraZeneca plc	4.000%	9/18/42	3,861	3,320
	AstraZeneca plc	4.375%	11/16/45	4,271	3,795
	AstraZeneca plc	4.375%	8/17/48	1,892	1,692
	AstraZeneca plc	2.125%	8/6/50	1,130	671
	AstraZeneca plc	3.000%	5/28/51	3,090	2,180
	Banner Health	2.907%	1/1/42	1,035	737
[1]	Banner Health	3.181%	1/1/50	990	681
	Banner Health	2.913%	1/1/51	1,664	1,062
[1]	Baptist Health South Florida Obligated Group	3.115%	11/15/71	875	506
[1]	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,700	1,214
	Baxalta Inc.	5.250%	6/23/45	2,210	2,087
	Baxter International Inc.	3.500%	8/15/46	1,729	1,164
	Baxter International Inc.	3.132%	12/1/51	2,522	1,604
[1]	BayCare Health System Inc.	3.831%	11/15/50	1,958	1,540
	Baylor Scott & White Holdings	4.185%	11/15/45	1,866	1,578
	Baylor Scott & White Holdings	3.967%	11/15/46	1,108	906
[1]	Baylor Scott & White Holdings	2.839%	11/15/50	3,422	2,256
	Becton Dickinson & Co.	4.685%	12/15/44	2,194	1,944
	Becton Dickinson & Co.	4.669%	6/6/47	5,736	5,070
	Becton Dickinson & Co.	3.794%	5/20/50	2,444	1,890
[1]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	1,320	810
	Biogen Inc.	5.200%	9/15/45	3,205	3,008
	Biogen Inc.	3.150%	5/1/50	5,629	3,674
	Biogen Inc.	3.250%	2/15/51	2,300	1,529
[1]	Bon Secours Mercy Health Inc.	3.205%	6/1/50	1,010	682
	Boston Scientific Corp.	6.500%	11/15/35	1,690	1,833
	Boston Scientific Corp.	4.550%	3/1/39	306	276
	Boston Scientific Corp.	7.375%	1/15/40	1,412	1,634
	Boston Scientific Corp.	4.700%	3/1/49	2,357	2,111
	Bristol-Myers Squibb Co.	4.125%	6/15/39	4,566	4,030
	Bristol-Myers Squibb Co.	2.350%	11/13/40	2,697	1,819
	Bristol-Myers Squibb Co.	3.550%	3/15/42	3,490	2,770
	Bristol-Myers Squibb Co.	3.250%	8/1/42	438	327
	Bristol-Myers Squibb Co.	4.500%	3/1/44	840	746
	Bristol-Myers Squibb Co.	4.625%	5/15/44	4,032	3,652
	Bristol-Myers Squibb Co.	4.350%	11/15/47	5,876	5,064
	Bristol-Myers Squibb Co.	4.550%	2/20/48	6,573	5,824
	Bristol-Myers Squibb Co.	4.250%	10/26/49	12,212	10,307
	Bristol-Myers Squibb Co.	2.550%	11/13/50	1,855	1,134
	Bristol-Myers Squibb Co.	3.700%	3/15/52	6,607	5,079
	Bristol-Myers Squibb Co.	3.900%	3/15/62	5,452	4,132
	Cardinal Health Inc.	4.600%	3/15/43	695	565
	Cardinal Health Inc.	4.500%	11/15/44	1,011	809
	Cardinal Health Inc.	4.900%	9/15/45	2,108	1,765
	Cardinal Health Inc.	4.368%	6/15/47	1,144	915
[1]	Catholic Health Services of Long Island Obligated Group	3.368%	7/1/50	945	615
	Cencora Inc.	4.250%	3/1/45	1,173	949
	Cencora Inc.	4.300%	12/15/47	2,820	2,346
	Children's Health System of Texas	2.511%	8/15/50	1,530	916
[1]	Children's Hospital	2.928%	7/15/50	1,005	633
[1]	Children's Hospital Corp.	4.115%	1/1/47	1,114	940
[1]	Children's Hospital Corp.	2.585%	2/1/50	719	442
	Children's Hospital Medical Center	4.268%	5/15/44	886	771
[1]	Children's Hospital of Philadelphia	2.704%	7/1/50	1,252	794
	Cigna Group	4.800%	8/15/38	7,874	7,234
	Cigna Group	3.200%	3/15/40	2,780	2,067
[1]	Cigna Group	6.125%	11/15/41	333	346
[1]	Cigna Group	4.800%	7/15/46	4,841	4,286
[1]	Cigna Group	3.875%	10/15/47	3,333	2,539

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Group	4.900%	12/15/48	10,143	9,022
	Cigna Group	3.400%	3/15/50	3,580	2,501
	Cigna Group	3.400%	3/15/51	4,263	2,974
[1]	City of Hope	5.623%	11/15/43	1,041	993
[1]	City of Hope	4.378%	8/15/48	1,205	975
[1]	CommonSpirit Health	4.350%	11/1/42	2,323	1,945
	CommonSpirit Health	3.817%	10/1/49	2,370	1,768
	CommonSpirit Health	4.187%	10/1/49	2,344	1,869
	CommonSpirit Health	3.910%	10/1/50	906	681
	CommonSpirit Health	6.461%	11/1/52	900	1,003
[1]	Community Health Network Inc.	3.099%	5/1/50	1,493	967
[1]	Corewell Health Obligated Group	3.487%	7/15/49	1,135	823
[1]	Cottage Health Obligated Group	3.304%	11/1/49	1,644	1,165
	CVS Health Corp.	4.875%	7/20/35	2,318	2,157
	CVS Health Corp.	4.780%	3/25/38	17,314	15,517
	CVS Health Corp.	6.125%	9/15/39	1,425	1,440
	CVS Health Corp.	4.125%	4/1/40	3,176	2,583
	CVS Health Corp.	2.700%	8/21/40	5,263	3,521
	CVS Health Corp.	5.300%	12/5/43	2,521	2,307
	CVS Health Corp.	5.125%	7/20/45	13,284	11,828
	CVS Health Corp.	5.050%	3/25/48	23,948	21,029
	CVS Health Corp.	4.250%	4/1/50	2,330	1,840
	CVS Health Corp.	5.625%	2/21/53	5,525	5,230
	CVS Health Corp.	5.875%	6/1/53	4,419	4,313
	CVS Health Corp.	6.000%	6/1/63	2,417	2,366
	Danaher Corp.	4.375%	9/15/45	1,560	1,376
	Danaher Corp.	2.600%	10/1/50	3,365	2,147
	Danaher Corp.	2.800%	12/10/51	3,293	2,167
[1]	Dartmouth-Hitchcock Health	4.178%	8/1/48	625	484
	DH Europe Finance II Sarl	3.250%	11/15/39	1,950	1,549
	DH Europe Finance II Sarl	3.400%	11/15/49	3,465	2,585
	Dignity Health	4.500%	11/1/42	1,548	1,314
	Dignity Health	5.267%	11/1/64	1,305	1,178
[1]	Duke University Health System Inc.	3.920%	6/1/47	2,132	1,729
	Elevance Health Inc.	5.950%	12/15/34	1,509	1,545
	Elevance Health Inc.	5.850%	1/15/36	253	255
	Elevance Health Inc.	4.625%	5/15/42	3,177	2,821
	Elevance Health Inc.	4.650%	1/15/43	3,037	2,698
	Elevance Health Inc.	5.100%	1/15/44	4,710	4,339
	Elevance Health Inc.	4.650%	8/15/44	2,381	2,077
	Elevance Health Inc.	4.375%	12/1/47	3,680	3,104
	Elevance Health Inc.	4.550%	3/1/48	4,765	4,100
	Elevance Health Inc.	3.700%	9/15/49	4,257	3,173
	Elevance Health Inc.	3.125%	5/15/50	3,527	2,379
	Elevance Health Inc.	3.600%	3/15/51	4,319	3,166
	Elevance Health Inc.	4.550%	5/15/52	444	382
	Elevance Health Inc.	6.100%	10/15/52	1,737	1,841
	Elevance Health Inc.	5.125%	2/15/53	3,585	3,357
	Eli Lilly & Co.	5.550%	3/15/37	1,400	1,483
	Eli Lilly & Co.	3.700%	3/1/45	540	446
	Eli Lilly & Co.	3.950%	5/15/47	750	646
	Eli Lilly & Co.	3.950%	3/15/49	1,603	1,379
	Eli Lilly & Co.	2.250%	5/15/50	5,050	3,110
	Eli Lilly & Co.	4.875%	2/27/53	5,215	5,127
	Eli Lilly & Co.	4.150%	3/15/59	1,577	1,339
	Eli Lilly & Co.	2.500%	9/15/60	1,845	1,098
	Eli Lilly & Co.	4.950%	2/27/63	3,630	3,545
[1]	Franciscan Missionaries of Our Lady Health System Inc.	3.914%	7/1/49	1,030	733
[1]	Fred Hutchinson Cancer Center	4.966%	1/1/52	960	893
	GE HealthCare Technologies Inc.	6.377%	11/22/52	3,600	3,868
	Gilead Sciences Inc.	4.600%	9/1/35	4,834	4,591
	Gilead Sciences Inc.	4.000%	9/1/36	3,454	3,055
	Gilead Sciences Inc.	2.600%	10/1/40	4,194	2,920
	Gilead Sciences Inc.	5.650%	12/1/41	4,953	5,055
	Gilead Sciences Inc.	4.800%	4/1/44	6,856	6,303
	Gilead Sciences Inc.	4.500%	2/1/45	2,346	2,060
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Gilead Sciences Inc.	4.750%	3/1/46	6,255	5,708
	Gilead Sciences Inc.	4.150%	3/1/47	4,972	4,154
	Gilead Sciences Inc.	2.800%	10/1/50	5,271	3,383
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	9,098	10,356
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,239	1,090
[1]	Hackensack Meridian Health Inc.	2.675%	9/1/41	1,322	906
	Hackensack Meridian Health Inc.	4.211%	7/1/48	1,425	1,194
[1]	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,674	1,088
	Hackensack Meridian Health Inc.	4.500%	7/1/57	903	774
[1]	Hartford HealthCare Corp.	3.447%	7/1/54	1,251	862
	HCA Inc.	5.125%	6/15/39	3,470	3,141
	HCA Inc.	4.375%	3/15/42	2,300	1,843
	HCA Inc.	5.500%	6/15/47	5,262	4,782
	HCA Inc.	5.250%	6/15/49	6,904	6,024
	HCA Inc.	3.500%	7/15/51	3,006	2,002
	HCA Inc.	4.625%	3/15/52	6,497	5,211
	HCA Inc.	5.900%	6/1/53	3,340	3,202
	Hoag Memorial Hospital Presbyterian	3.803%	7/15/52	1,875	1,450
	Humana Inc.	4.625%	12/1/42	1,383	1,193
	Humana Inc.	4.950%	10/1/44	2,754	2,448
	Humana Inc.	4.800%	3/15/47	2,250	1,988
	Humana Inc.	3.950%	8/15/49	1,316	1,020
	Humana Inc.	5.500%	3/15/53	2,648	2,555
	IHC Health Services Inc.	4.131%	5/15/48	892	757
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	1,510	1,225
[1]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	809	520
	Inova Health System Foundation	4.068%	5/15/52	1,190	992
[1]	Integris Baptist Medical Center Inc.	3.875%	8/15/50	1,438	1,048
[1]	Iowa Health System	3.665%	2/15/50	430	313
	Johns Hopkins Health System Corp.	3.837%	5/15/46	2,246	1,803
	Johnson & Johnson	4.375%	12/5/33	817	806
	Johnson & Johnson	3.550%	3/1/36	4,198	3,705
	Johnson & Johnson	3.625%	3/3/37	4,610	4,081
	Johnson & Johnson	5.950%	8/15/37	3,788	4,192
	Johnson & Johnson	3.400%	1/15/38	4,388	3,723
	Johnson & Johnson	5.850%	7/15/38	2,696	2,952
	Johnson & Johnson	2.100%	9/1/40	1,567	1,071
	Johnson & Johnson	4.500%	9/1/40	2,172	2,073
	Johnson & Johnson	4.850%	5/15/41	2,172	2,132
	Johnson & Johnson	4.500%	12/5/43	2,657	2,554
	Johnson & Johnson	3.700%	3/1/46	8,348	6,932
	Johnson & Johnson	3.750%	3/3/47	3,798	3,203
	Johnson & Johnson	3.500%	1/15/48	2,245	1,825
	Johnson & Johnson	2.250%	9/1/50	1,727	1,088
	Johnson & Johnson	2.450%	9/1/60	2,860	1,756
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	2,802	1,989
	Kaiser Foundation Hospitals	4.875%	4/1/42	3,250	3,057
	Kaiser Foundation Hospitals	4.150%	5/1/47	5,075	4,325
[1]	Kaiser Foundation Hospitals	3.266%	11/1/49	5,451	3,910
[1]	Kaiser Foundation Hospitals	3.002%	6/1/51	5,551	3,762
	Koninklijke Philips NV	6.875%	3/11/38	2,435	2,633
	Koninklijke Philips NV	5.000%	3/15/42	1,854	1,644
	Laboratory Corp. of America Holdings	4.700%	2/1/45	4,315	3,694
[1]	Mass General Brigham Inc.	3.765%	7/1/48	1,270	997
[1]	Mass General Brigham Inc.	3.192%	7/1/49	1,887	1,337
[1]	Mass General Brigham Inc.	4.117%	7/1/55	999	809
[1]	Mass General Brigham Inc.	3.342%	7/1/60	2,357	1,615
[1]	Mayo Clinic	4.000%	11/15/47	1,078	883
[1]	Mayo Clinic	4.128%	11/15/52	1,245	1,049
[1]	Mayo Clinic	3.196%	11/15/61	1,854	1,243
	McKesson Corp.	5.100%	7/15/33	1,500	1,488
[1]	McLaren Health Care Corp.	4.386%	5/15/48	493	412
[1]	MedStar Health Inc.	3.626%	8/15/49	1,130	819
	Medtronic Inc.	4.375%	3/15/35	7,865	7,439
	Medtronic Inc.	4.625%	3/15/45	5,754	5,393

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Memorial Health Services	3.447%	11/1/49	1,342	976
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	1,870	1,790
[1]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	1,788	1,204
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	1,305	1,086
[1]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,899	1,579
	Merck & Co. Inc.	6.500%	12/1/33	1,986	2,227
	Merck & Co. Inc.	3.900%	3/7/39	5,082	4,440
	Merck & Co. Inc.	2.350%	6/24/40	3,662	2,557
	Merck & Co. Inc.	3.600%	9/15/42	1,438	1,174
	Merck & Co. Inc.	4.150%	5/18/43	2,272	2,008
	Merck & Co. Inc.	4.900%	5/17/44	2,543	2,466
	Merck & Co. Inc.	3.700%	2/10/45	8,082	6,592
	Merck & Co. Inc.	4.000%	3/7/49	5,157	4,357
	Merck & Co. Inc.	2.450%	6/24/50	1,036	644
	Merck & Co. Inc.	2.750%	12/10/51	5,469	3,579
	Merck & Co. Inc.	5.000%	5/17/53	5,950	5,805
	Merck & Co. Inc.	2.900%	12/10/61	5,903	3,703
	Merck & Co. Inc.	5.150%	5/17/63	3,695	3,598
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	1,560	1,642
[1]	Methodist Hospital	2.705%	12/1/50	2,220	1,394
[1]	Montefiore Obligated Group	5.246%	11/1/48	767	554
	Montefiore Obligated Group	4.287%	9/1/50	1,812	1,118
[1]	Mount Sinai Hospital	3.981%	7/1/48	1,030	806
[1]	Mount Sinai Hospital	3.737%	7/1/49	1,918	1,415
[1]	Mount Sinai Hospital	3.391%	7/1/50	1,425	964
	MultiCare Health System	2.803%	8/15/50	975	573
	Mylan Inc.	5.400%	11/29/43	510	425
	Mylan Inc.	5.200%	4/15/48	2,737	2,130
[1]	MyMichigan Health	3.409%	6/1/50	1,150	793
	New York & Presbyterian Hospital	2.256%	8/1/40	1,326	866
	New York & Presbyterian Hospital	4.024%	8/1/45	1,043	852
	New York & Presbyterian Hospital	4.063%	8/1/56	1,379	1,111
	New York & Presbyterian Hospital	2.606%	8/1/60	843	470
[1]	New York & Presbyterian Hospital	3.954%	8/1/19	1,628	1,147
	Northwell Healthcare Inc.	3.979%	11/1/46	911	695
	Northwell Healthcare Inc.	4.260%	11/1/47	3,149	2,492
	Northwell Healthcare Inc.	3.809%	11/1/49	2,578	1,895
[1]	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	1,346	848
	Novant Health Inc.	2.637%	11/1/36	905	679
	Novant Health Inc.	3.168%	11/1/51	3,518	2,438
	Novant Health Inc.	3.318%	11/1/61	645	431
	Novartis Capital Corp.	3.700%	9/21/42	1,926	1,598
	Novartis Capital Corp.	4.400%	5/6/44	7,108	6,572
	Novartis Capital Corp.	4.000%	11/20/45	4,597	3,953
	Novartis Capital Corp.	2.750%	8/14/50	4,123	2,826
[1]	NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery	2.667%	10/1/50	1,175	696
[1]	NYU Langone Hospitals	5.750%	7/1/43	1,190	1,200
	NYU Langone Hospitals	4.784%	7/1/44	1,052	917
[1]	NYU Langone Hospitals	4.368%	7/1/47	2,278	1,913
[1]	NYU Langone Hospitals	3.380%	7/1/55	822	556
	OhioHealth Corp.	2.834%	11/15/41	841	598
[1]	OhioHealth Corp.	3.042%	11/15/50	839	587
	Orlando Health Obligated Group	4.089%	10/1/48	1,187	962
	Orlando Health Obligated Group	3.327%	10/1/50	975	690
[1]	PeaceHealth Obligated Group	4.787%	11/15/48	1,138	968
[1]	PeaceHealth Obligated Group	3.218%	11/15/50	1,290	830
	Pfizer Inc.	4.000%	12/15/36	3,928	3,563
	Pfizer Inc.	4.100%	9/15/38	3,707	3,321
	Pfizer Inc.	3.900%	3/15/39	2,997	2,598
	Pfizer Inc.	7.200%	3/15/39	6,811	8,226
	Pfizer Inc.	2.550%	5/28/40	706	505
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Inc.	4.300%	6/15/43	3,389	3,052
	Pfizer Inc.	4.400%	5/15/44	1,793	1,632
	Pfizer Inc.	4.125%	12/15/46	5,292	4,575
	Pfizer Inc.	4.200%	9/15/48	3,314	2,925
	Pfizer Inc.	4.000%	3/15/49	4,818	4,132
	Pfizer Inc.	2.700%	5/28/50	4,196	2,839
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	10,480	10,200
	Pfizer Investment Enterprises Pte. Ltd.	5.300%	5/19/53	20,926	20,931
	Pfizer Investment Enterprises Pte. Ltd.	5.340%	5/19/63	14,188	13,972
	Piedmont Healthcare Inc.	2.864%	1/1/52	1,285	807
	Presbyterian Healthcare Services	4.875%	8/1/52	925	875
	Providence St. Joseph Health Obligated Group	5.403%	10/1/33	1,875	1,848
[1]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	1,495	1,084
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	2,290	1,705
[1]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	1,577	921
	Queen's Health Systems	4.810%	7/1/52	1,035	949
	Quest Diagnostics Inc.	4.700%	3/30/45	1,048	911
[1]	Rady Children's Hospital-San Diego	3.154%	8/15/51	1,100	743
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	2,398	1,489
	Revvity Inc.	3.625%	3/15/51	284	196
	Royalty Pharma plc	3.300%	9/2/40	3,696	2,542
	Royalty Pharma plc	3.550%	9/2/50	4,606	3,004
	Royalty Pharma plc	3.350%	9/2/51	947	587
	RWJ Barnabas Health Inc.	3.949%	7/1/46	1,551	1,245
	RWJ Barnabas Health Inc.	3.477%	7/1/49	975	717
[1]	Seattle Children's Hospital	2.719%	10/1/50	1,285	812
[1]	Sentara Healthcare	2.927%	11/1/51	964	622
[1]	Sharp HealthCare	2.680%	8/1/50	950	589
[1]	Stanford Health Care	3.795%	11/15/48	1,735	1,369
	Stanford Health Care	3.027%	8/15/51	1,253	844
	STERIS Irish FinCo Unltd. Co.	3.750%	3/15/51	1,417	1,036
	Stryker Corp.	4.100%	4/1/43	1,181	976
	Stryker Corp.	4.375%	5/15/44	1,754	1,505
	Stryker Corp.	4.625%	3/15/46	2,873	2,582
	Stryker Corp.	2.900%	6/15/50	2,254	1,499
	Summa Health	3.511%	11/15/51	1,075	731
[1]	Sutter Health	3.161%	8/15/40	990	728
[1]	Sutter Health	4.091%	8/15/48	945	763
[1]	Sutter Health	3.361%	8/15/50	1,890	1,321
	Sutter Health	5.547%	8/15/53	1,260	1,277
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	4,788	3,472
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	8,244	5,537
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	2,021	1,315
	Texas Health Resources	2.328%	11/15/50	870	490
[1]	Texas Health Resources	4.330%	11/15/55	461	394
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	2,198	1,582
	Thermo Fisher Scientific Inc.	5.404%	8/10/43	3,000	3,032
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,719	1,714
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	3,616	3,104
	Toledo Hospital	5.750%	11/15/38	1,460	1,412
[1]	Trinity Health Corp.	2.632%	12/1/40	1,415	977
	Trinity Health Corp.	4.125%	12/1/45	1,305	1,082
[1]	Trinity Health Corp.	3.434%	12/1/48	760	568
	UMass Memorial Health Care Obligated Group	5.363%	7/1/52	960	898
	UnitedHealth Group Inc.	4.625%	7/15/35	1,814	1,753
	UnitedHealth Group Inc.	5.800%	3/15/36	2,356	2,494
	UnitedHealth Group Inc.	6.500%	6/15/37	4,077	4,569
	UnitedHealth Group Inc.	6.625%	11/15/37	627	710
	UnitedHealth Group Inc.	6.875%	2/15/38	3,450	4,007
	UnitedHealth Group Inc.	3.500%	8/15/39	2,251	1,839
	UnitedHealth Group Inc.	2.750%	5/15/40	1,075	774
	UnitedHealth Group Inc.	5.700%	10/15/40	3,231	3,342
	UnitedHealth Group Inc.	5.950%	2/15/41	1,892	1,987

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	3.050%	5/15/41	1,588	1,185
	UnitedHealth Group Inc.	4.625%	11/15/41	2,397	2,196
	UnitedHealth Group Inc.	4.375%	3/15/42	3,088	2,738
	UnitedHealth Group Inc.	3.950%	10/15/42	1,292	1,078
	UnitedHealth Group Inc.	4.250%	3/15/43	955	833
	UnitedHealth Group Inc.	4.750%	7/15/45	7,874	7,320
	UnitedHealth Group Inc.	4.200%	1/15/47	3,150	2,666
	UnitedHealth Group Inc.	4.250%	4/15/47	1,630	1,384
	UnitedHealth Group Inc.	3.750%	10/15/47	2,087	1,645
	UnitedHealth Group Inc.	4.250%	6/15/48	3,792	3,210
	UnitedHealth Group Inc.	4.450%	12/15/48	5,745	5,033
	UnitedHealth Group Inc.	3.700%	8/15/49	3,503	2,711
	UnitedHealth Group Inc.	2.900%	5/15/50	496	330
	UnitedHealth Group Inc.	3.250%	5/15/51	2,933	2,080
	UnitedHealth Group Inc.	4.750%	5/15/52	8,419	7,669
	UnitedHealth Group Inc.	5.875%	2/15/53	8,749	9,345
	UnitedHealth Group Inc.	5.050%	4/15/53	6,321	6,033
	UnitedHealth Group Inc.	3.875%	8/15/59	2,816	2,169
	UnitedHealth Group Inc.	3.125%	5/15/60	891	586
	UnitedHealth Group Inc.	4.950%	5/15/62	6,884	6,330
	UnitedHealth Group Inc.	6.050%	2/15/63	6,107	6,643
	UnitedHealth Group Inc.	5.200%	4/15/63	6,593	6,308
	UPMC	5.035%	5/15/33	1,500	1,472
	UPMC	5.377%	5/15/43	1,050	1,016
	Utah Acquisition Sub Inc.	5.250%	6/15/46	4,098	3,242
	Viatris Inc.	3.850%	6/22/40	4,040	2,826
	Viatris Inc.	4.000%	6/22/50	6,223	4,118
[1]	WakeMed	3.286%	10/1/52	482	323
[1]	West Virginia United Health System Obligated Group	3.129%	6/1/50	1,075	671
[1]	Willis-Knighton Medical Center	4.813%	9/1/48	965	824
[1]	Willis-Knighton Medical Center	3.065%	3/1/51	1,330	809
	Wyeth LLC	6.500%	2/1/34	1,152	1,284
	Wyeth LLC	6.000%	2/15/36	1,649	1,769
	Wyeth LLC	5.950%	4/1/37	7,277	7,787
[1]	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,338	765
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	1,342	1,292
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	380	315
	Zoetis Inc.	4.700%	2/1/43	4,490	4,059
	Zoetis Inc.	3.950%	9/12/47	1,907	1,524
	Zoetis Inc.	4.450%	8/20/48	1,311	1,132
	Zoetis Inc.	3.000%	5/15/50	1,605	1,092
					1,091,441
Industrials (8.5%)
[1]	3M Co.	5.700%	3/15/37	1,317	1,397
[1]	3M Co.	3.875%	6/15/44	565	447
[1]	3M Co.	3.125%	9/19/46	735	498
[1]	3M Co.	3.625%	10/15/47	3,679	2,748
[1]	3M Co.	4.000%	9/14/48	3,393	2,752
	3M Co.	3.250%	8/26/49	2,368	1,639
	3M Co.	3.700%	4/15/50	789	605
	ABB Finance USA Inc.	4.375%	5/8/42	1,794	1,534
[1]	American Airlines Pass-Through Trust Class A Series 2021-1	2.875%	7/11/34	1,656	1,367
	Boeing Co.	6.125%	2/15/33	324	335
	Boeing Co.	3.600%	5/1/34	1,686	1,428
	Boeing Co.	3.250%	2/1/35	2,253	1,808
	Boeing Co.	6.625%	2/15/38	1,195	1,255
	Boeing Co.	3.550%	3/1/38	922	707
	Boeing Co.	3.500%	3/1/39	991	745
	Boeing Co.	6.875%	3/15/39	774	852
	Boeing Co.	5.875%	2/15/40	1,711	1,701
	Boeing Co.	5.705%	5/1/40	9,503	9,231
	Boeing Co.	3.650%	3/1/47	1,066	748
	Boeing Co.	3.625%	3/1/48	591	412
	Boeing Co.	3.850%	11/1/48	597	435
	Boeing Co.	3.900%	5/1/49	2,349	1,758
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Boeing Co.	3.750%	2/1/50	5,483	3,998
Boeing Co.	5.805%	5/1/50	18,203	17,716
Boeing Co.	3.825%	3/1/59	760	523
Boeing Co.	3.950%	8/1/59	3,827	2,729
Boeing Co.	5.930%	5/1/60	13,717	13,251
Burlington Northern Santa Fe LLC	6.200%	8/15/36	979	1,072
Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,386	1,508
Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,657	1,729
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,024	990
Burlington Northern Santa Fe LLC	5.400%	6/1/41	941	940
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,111	1,058
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,722	1,519
Burlington Northern Santa Fe LLC	4.450%	3/15/43	3,809	3,375
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,792	2,705
Burlington Northern Santa Fe LLC	4.900%	4/1/44	4,673	4,389
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,712	2,428
Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,669	3,098
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,920	1,736
Burlington Northern Santa Fe LLC	3.900%	8/1/46	3,305	2,645
Burlington Northern Santa Fe LLC	4.125%	6/15/47	3,010	2,501
Burlington Northern Santa Fe LLC	4.050%	6/15/48	925	759
Burlington Northern Santa Fe LLC	4.150%	12/15/48	75	63
Burlington Northern Santa Fe LLC	3.550%	2/15/50	3,075	2,347
Burlington Northern Santa Fe LLC	3.050%	2/15/51	4,071	2,778
Burlington Northern Santa Fe LLC	3.300%	9/15/51	5,415	3,887
Burlington Northern Santa Fe LLC	2.875%	6/15/52	1,180	778
Burlington Northern Santa Fe LLC	4.450%	1/15/53	5,124	4,553
Burlington Northern Santa Fe LLC	5.200%	4/15/54	6,160	6,062
Canadian National Railway Co.	6.250%	8/1/34	1,198	1,300
Canadian National Railway Co.	6.200%	6/1/36	2,340	2,545
Canadian National Railway Co.	6.375%	11/15/37	2,206	2,410
Canadian National Railway Co.	4.500%	11/7/43	200	170
Canadian National Railway Co.	3.200%	8/2/46	1,571	1,132
Canadian National Railway Co.	3.650%	2/3/48	1,577	1,238
Canadian National Railway Co.	4.450%	1/20/49	2,296	2,014
Canadian National Railway Co.	2.450%	5/1/50	1,025	628
Canadian National Railway Co.	4.400%	8/5/52	2,328	2,058
Canadian Pacific Railway Co.	4.800%	9/15/35	991	953
Canadian Pacific Railway Co.	5.950%	5/15/37	1,519	1,576
Canadian Pacific Railway Co.	3.000%	12/2/41	3,522	2,921
Canadian Pacific Railway Co.	4.300%	5/15/43	753	637
Canadian Pacific Railway Co.	4.800%	8/1/45	2,790	2,499
Canadian Pacific Railway Co.	4.950%	8/15/45	898	820
Canadian Pacific Railway Co.	4.700%	5/1/48	1,570	1,375
Canadian Pacific Railway Co.	3.500%	5/1/50	1,155	848
Canadian Pacific Railway Co.	3.100%	12/2/51	6,558	4,447
Canadian Pacific Railway Co.	4.200%	11/15/69	2,822	2,180
Canadian Pacific Railway Co.	6.125%	9/15/15	1,345	1,394
Carrier Global Corp.	3.377%	4/5/40	3,015	2,266
Carrier Global Corp.	3.577%	4/5/50	6,773	4,841
Caterpillar Inc.	6.050%	8/15/36	995	1,091
Caterpillar Inc.	5.200%	5/27/41	1,971	1,996
Caterpillar Inc.	3.803%	8/15/42	5,078	4,304
Caterpillar Inc.	4.300%	5/15/44	1,440	1,294
Caterpillar Inc.	3.250%	9/19/49	6,627	4,997
Caterpillar Inc.	3.250%	4/9/50	4,838	3,660
Caterpillar Inc.	4.750%	5/15/64	1,729	1,598
CSX Corp.	6.000%	10/1/36	365	382
CSX Corp.	6.150%	5/1/37	3,089	3,294
CSX Corp.	6.220%	4/30/40	889	954
CSX Corp.	5.500%	4/15/41	1,581	1,574
CSX Corp.	4.750%	5/30/42	1,626	1,471
CSX Corp.	4.400%	3/1/43	717	615
CSX Corp.	4.100%	3/15/44	3,512	2,920
CSX Corp.	3.800%	11/1/46	2,748	2,146
CSX Corp.	4.300%	3/1/48	3,892	3,280
CSX Corp.	4.750%	11/15/48	2,539	2,268

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CSX Corp.	4.500%	3/15/49	1,331	1,152
	CSX Corp.	3.350%	9/15/49	3,561	2,526
	CSX Corp.	3.800%	4/15/50	2,609	2,021
	CSX Corp.	3.950%	5/1/50	584	464
	CSX Corp.	2.500%	5/15/51	1,015	614
	CSX Corp.	4.500%	11/15/52	3,873	3,367
	CSX Corp.	4.500%	8/1/54	1,686	1,446
	CSX Corp.	4.250%	11/1/66	2,391	1,912
	CSX Corp.	4.650%	3/1/68	1,575	1,354
	Cummins Inc.	4.875%	10/1/43	1,148	1,052
	Cummins Inc.	2.600%	9/1/50	2,104	1,302
	Deere & Co.	3.900%	6/9/42	5,557	4,875
	Deere & Co.	2.875%	9/7/49	1,251	905
	Deere & Co.	3.750%	4/15/50	2,578	2,202
	Dover Corp.	5.375%	10/15/35	520	523
	Dover Corp.	5.375%	3/1/41	1,195	1,141
	Eaton Corp.	4.150%	11/2/42	5,748	4,997
	Eaton Corp.	3.915%	9/15/47	506	414
	Eaton Corp.	4.700%	8/23/52	3,316	3,083
	Emerson Electric Co.	5.250%	11/15/39	1,185	1,184
	Emerson Electric Co.	2.750%	10/15/50	3,160	2,016
	Emerson Electric Co.	2.800%	12/21/51	1,309	846
	FedEx Corp.	4.900%	1/15/34	1,237	1,196
	FedEx Corp.	3.900%	2/1/35	1,973	1,716
	FedEx Corp.	3.250%	5/15/41	2,123	1,544
	FedEx Corp.	3.875%	8/1/42	1,006	800
	FedEx Corp.	4.100%	4/15/43	1,154	916
	FedEx Corp.	5.100%	1/15/44	2,841	2,580
	FedEx Corp.	4.100%	2/1/45	1,300	1,026
	FedEx Corp.	4.750%	11/15/45	4,351	3,742
	FedEx Corp.	4.550%	4/1/46	4,225	3,531
	FedEx Corp.	4.400%	1/15/47	821	675
	FedEx Corp.	4.050%	2/15/48	3,534	2,753
	FedEx Corp.	4.950%	10/17/48	3,786	3,378
	FedEx Corp.	5.250%	5/15/50	5,436	5,049
[1]	FedEx Corp. Pass-Through Trust Class AA Series 2020-1	1.875%	2/20/34	1,116	900
	Fortive Corp.	4.300%	6/15/46	1,778	1,405
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	5,515	5,111
	General Dynamics Corp.	4.250%	4/1/40	4,688	4,181
	General Dynamics Corp.	2.850%	6/1/41	1,565	1,142
	General Dynamics Corp.	3.600%	11/15/42	1,582	1,270
	General Dynamics Corp.	4.250%	4/1/50	2,384	2,096
[1]	General Electric Co.	5.875%	1/14/38	1,660	1,743
[1]	General Electric Co.	6.875%	1/10/39	2,189	2,544
	General Electric Co.	4.500%	3/11/44	1,280	1,120
	General Electric Co.	4.350%	5/1/50	1,216	1,011
	Honeywell International Inc.	4.500%	1/15/34	2,775	2,681
	Honeywell International Inc.	5.700%	3/15/36	1,057	1,108
	Honeywell International Inc.	5.700%	3/15/37	1,120	1,169
	Honeywell International Inc.	5.375%	3/1/41	1,746	1,762
	Honeywell International Inc.	3.812%	11/21/47	3,464	2,815
	Illinois Tool Works Inc.	4.875%	9/15/41	2,049	1,987
	Illinois Tool Works Inc.	3.900%	9/1/42	2,550	2,199
	Jacobs Engineering Group Inc.	5.900%	3/1/33	519	513
[1]	Johnson Controls International plc	6.000%	1/15/36	1,500	1,543
[1]	Johnson Controls International plc	4.625%	7/2/44	2,790	2,403
	Johnson Controls International plc	4.500%	2/15/47	1,455	1,228
[1]	Johnson Controls International plc	4.950%	7/2/64	834	717
	L3Harris Technologies Inc.	4.854%	4/27/35	2,251	2,122
	L3Harris Technologies Inc.	6.150%	12/15/40	710	731
	L3Harris Technologies Inc.	5.600%	7/31/53	2,005	2,012
	Lockheed Martin Corp.	4.750%	2/15/34	2,040	2,013
	Lockheed Martin Corp.	3.600%	3/1/35	2,298	2,022
	Lockheed Martin Corp.	4.500%	5/15/36	2,607	2,474
[1]	Lockheed Martin Corp.	6.150%	9/1/36	1,832	1,998
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lockheed Martin Corp.	5.720%	6/1/40	1,064	1,121
	Lockheed Martin Corp.	4.850%	9/15/41	330	304
	Lockheed Martin Corp.	4.070%	12/15/42	5,155	4,474
	Lockheed Martin Corp.	3.800%	3/1/45	3,282	2,684
	Lockheed Martin Corp.	4.700%	5/15/46	1,488	1,392
	Lockheed Martin Corp.	2.800%	6/15/50	1,440	969
	Lockheed Martin Corp.	4.090%	9/15/52	5,242	4,421
	Lockheed Martin Corp.	4.150%	6/15/53	2,937	2,477
	Lockheed Martin Corp.	5.700%	11/15/54	4,173	4,474
	Lockheed Martin Corp.	5.200%	2/15/55	1,790	1,781
	Lockheed Martin Corp.	4.300%	6/15/62	2,114	1,791
	Lockheed Martin Corp.	5.900%	11/15/63	3,595	3,944
[1]	Nature Conservancy	3.957%	3/1/52	1,125	919
	Norfolk Southern Corp.	4.837%	10/1/41	1,748	1,589
	Norfolk Southern Corp.	3.950%	10/1/42	1,395	1,120
	Norfolk Southern Corp.	4.650%	1/15/46	500	434
	Norfolk Southern Corp.	3.942%	11/1/47	1,915	1,514
	Norfolk Southern Corp.	4.150%	2/28/48	1,730	1,419
	Norfolk Southern Corp.	4.100%	5/15/49	2,345	1,903
	Norfolk Southern Corp.	3.400%	11/1/49	3,096	2,191
	Norfolk Southern Corp.	3.050%	5/15/50	5,784	3,847
	Norfolk Southern Corp.	4.050%	8/15/52	3,812	3,025
	Norfolk Southern Corp.	3.700%	3/15/53	1,367	1,016
	Norfolk Southern Corp.	4.550%	6/1/53	4,665	4,032
	Norfolk Southern Corp.	5.350%	8/1/54	4,000	3,891
	Norfolk Southern Corp.	3.155%	5/15/55	2,095	1,377
	Norfolk Southern Corp.	4.100%	5/15/21	1,945	1,365
	Northrop Grumman Corp.	5.150%	5/1/40	1,717	1,646
	Northrop Grumman Corp.	5.050%	11/15/40	1,351	1,278
	Northrop Grumman Corp.	4.750%	6/1/43	3,386	3,076
	Northrop Grumman Corp.	3.850%	4/15/45	1,345	1,066
	Northrop Grumman Corp.	4.030%	10/15/47	7,488	6,158
	Northrop Grumman Corp.	5.250%	5/1/50	2,898	2,841
	Northrop Grumman Corp.	4.950%	3/15/53	3,910	3,664
	nVent Finance Sarl	5.650%	5/15/33	1,500	1,451
	Otis Worldwide Corp.	3.112%	2/15/40	2,386	1,795
	Otis Worldwide Corp.	3.362%	2/15/50	2,338	1,682
[1]	Parker-Hannifin Corp.	4.200%	11/21/34	1,298	1,175
[1]	Parker-Hannifin Corp.	6.250%	5/15/38	1,216	1,284
[1]	Parker-Hannifin Corp.	4.450%	11/21/44	1,885	1,626
	Parker-Hannifin Corp.	4.100%	3/1/47	1,963	1,617
	Parker-Hannifin Corp.	4.000%	6/14/49	3,291	2,665
	Precision Castparts Corp.	3.900%	1/15/43	1,316	1,084
	Precision Castparts Corp.	4.375%	6/15/45	1,238	1,072
[2]	Regal Rexnord Corp.	6.400%	4/15/33	3,250	3,214
	Republic Services Inc.	5.000%	4/1/34	3,660	3,594
	Republic Services Inc.	6.200%	3/1/40	665	705
	Republic Services Inc.	5.700%	5/15/41	1,997	2,043
	Republic Services Inc.	3.050%	3/1/50	1,603	1,092
	Rockwell Automation Inc.	4.200%	3/1/49	1,159	1,003
	Rockwell Automation Inc.	2.800%	8/15/61	1,110	685
	RTX Corp.	5.400%	5/1/35	209	209
	RTX Corp.	6.050%	6/1/36	2,572	2,687
	RTX Corp.	6.125%	7/15/38	1,824	1,908
	RTX Corp.	4.450%	11/16/38	4,087	3,620
	RTX Corp.	4.875%	10/15/40	1,698	1,550
	RTX Corp.	4.700%	12/15/41	1,579	1,403
	RTX Corp.	4.500%	6/1/42	11,232	9,800
	RTX Corp.	4.800%	12/15/43	3,668	3,254
	RTX Corp.	4.150%	5/15/45	2,244	1,822
	RTX Corp.	3.750%	11/1/46	3,023	2,293
	RTX Corp.	4.350%	4/15/47	5,166	4,344
	RTX Corp.	4.050%	5/4/47	1,171	942
	RTX Corp.	4.625%	11/16/48	3,847	3,381
	RTX Corp.	3.125%	7/1/50	2,130	1,442
	RTX Corp.	2.820%	9/1/51	3,759	2,346
	RTX Corp.	3.030%	3/15/52	2,685	1,760

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	RTX Corp.	5.375%	2/27/53	6,011	5,850
	Trane Technologies Global Holding Co. Ltd.	5.750%	6/15/43	1,568	1,565
	Trane Technologies Global Holding Co. Ltd.	4.300%	2/21/48	1,555	1,284
	Trane Technologies Luxembourg Finance SA	4.650%	11/1/44	1,176	1,006
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	1,047	897
	Tyco Electronics Group SA	7.125%	10/1/37	2,295	2,610
	Union Pacific Corp.	3.375%	2/1/35	2,516	2,125
	Union Pacific Corp.	2.891%	4/6/36	2,018	1,592
	Union Pacific Corp.	3.600%	9/15/37	2,491	2,083
[1]	Union Pacific Corp.	3.550%	8/15/39	1,363	1,105
	Union Pacific Corp.	3.200%	5/20/41	5,050	3,848
	Union Pacific Corp.	3.375%	2/14/42	210	164
	Union Pacific Corp.	4.050%	3/1/46	928	756
	Union Pacific Corp.	3.350%	8/15/46	1,665	1,187
	Union Pacific Corp.	4.000%	4/15/47	3,044	2,456
	Union Pacific Corp.	3.250%	2/5/50	6,560	4,725
	Union Pacific Corp.	3.799%	10/1/51	5,134	4,051
	Union Pacific Corp.	2.950%	3/10/52	444	296
	Union Pacific Corp.	4.950%	9/9/52	3,355	3,238
	Union Pacific Corp.	3.500%	2/14/53	2,617	1,945
	Union Pacific Corp.	4.950%	5/15/53	4,275	4,097
	Union Pacific Corp.	3.875%	2/1/55	1,040	809
	Union Pacific Corp.	3.950%	8/15/59	1,268	980
	Union Pacific Corp.	3.839%	3/20/60	6,145	4,707
	Union Pacific Corp.	3.550%	5/20/61	1,575	1,116
	Union Pacific Corp.	2.973%	9/16/62	2,943	1,811
	Union Pacific Corp.	5.150%	1/20/63	2,917	2,794
	Union Pacific Corp.	4.100%	9/15/67	1,990	1,577
	Union Pacific Corp.	3.750%	2/5/70	2,246	1,636
	Union Pacific Corp.	3.799%	4/6/71	2,630	1,922
	Union Pacific Corp.	3.850%	2/14/72	1,961	1,451
[1]	United Airlines Pass-Through Trust Class A Series 2023-1	5.800%	1/15/36	4,200	4,187
	United Parcel Service Inc.	6.200%	1/15/38	6,078	6,789
	United Parcel Service Inc.	5.200%	4/1/40	2,839	2,827
	United Parcel Service Inc.	4.875%	11/15/40	1,282	1,236
	United Parcel Service Inc.	3.625%	10/1/42	1,395	1,133
	United Parcel Service Inc.	3.400%	11/15/46	700	523
	United Parcel Service Inc.	3.750%	11/15/47	1,919	1,549
	United Parcel Service Inc.	4.250%	3/15/49	2,619	2,257
	United Parcel Service Inc.	3.400%	9/1/49	1,749	1,332
	United Parcel Service Inc.	5.300%	4/1/50	3,625	3,666
	United Parcel Service Inc.	5.050%	3/3/53	4,503	4,397
	Valmont Industries Inc.	5.000%	10/1/44	1,195	1,019
	Valmont Industries Inc.	5.250%	10/1/54	1,228	1,050
	Waste Connections Inc.	3.050%	4/1/50	1,862	1,259
	Waste Connections Inc.	2.950%	1/15/52	3,094	2,025
	Waste Management Inc.	4.875%	2/15/34	4,145	4,047
	Waste Management Inc.	2.950%	6/1/41	2,238	1,613
	Waste Management Inc.	4.150%	7/15/49	2,526	2,125
	Waste Management Inc.	2.500%	11/15/50	500	306
	WW Grainger Inc.	4.600%	6/15/45	3,594	3,293
	WW Grainger Inc.	3.750%	5/15/46	1,481	1,176
	WW Grainger Inc.	4.200%	5/15/47	1,030	892
	Xylem Inc.	4.375%	11/1/46	1,303	1,056
					593,148
Materials (3.5%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	3,758	2,735
	Air Products and Chemicals Inc.	2.800%	5/15/50	4,315	2,936
	Albemarle Corp.	5.450%	12/1/44	1,260	1,158
	Albemarle Corp.	5.650%	6/1/52	1,790	1,623
	ArcelorMittal SA	7.000%	10/15/39	1,282	1,320
	ArcelorMittal SA	6.750%	3/1/41	2,190	2,179
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barrick Gold Corp.	6.450%	10/15/35	444	465
	Barrick North America Finance LLC	5.700%	5/30/41	2,380	2,367
	Barrick North America Finance LLC	5.750%	5/1/43	3,210	3,206
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	5,184	5,268
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	4,207	3,676
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	7,886	7,626
	Celanese US Holdings LLC	6.700%	11/15/33	3,200	3,214
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	1,263	1,057
	CF Industries Inc.	5.150%	3/15/34	2,505	2,365
	CF Industries Inc.	4.950%	6/1/43	2,697	2,275
	CF Industries Inc.	5.375%	3/15/44	2,376	2,108
	Dow Chemical Co.	4.250%	10/1/34	1,834	1,653
	Dow Chemical Co.	9.400%	5/15/39	977	1,290
	Dow Chemical Co.	5.250%	11/15/41	3,921	3,660
	Dow Chemical Co.	4.375%	11/15/42	4,956	4,085
	Dow Chemical Co.	4.625%	10/1/44	1,500	1,259
	Dow Chemical Co.	5.550%	11/30/48	3,441	3,267
	Dow Chemical Co.	4.800%	5/15/49	4,049	3,435
	Dow Chemical Co.	3.600%	11/15/50	787	562
	Dow Chemical Co.	6.900%	5/15/53	2,833	3,153
	DuPont de Nemours Inc.	5.319%	11/15/38	4,687	4,588
	DuPont de Nemours Inc.	5.419%	11/15/48	4,975	4,813
	Eastman Chemical Co.	4.800%	9/1/42	1,257	1,065
	Eastman Chemical Co.	4.650%	10/15/44	5,239	4,265
	Ecolab Inc.	2.125%	8/15/50	1,658	942
	Ecolab Inc.	2.700%	12/15/51	4,150	2,618
	Ecolab Inc.	2.750%	8/18/55	2,475	1,516
	FMC Corp.	4.500%	10/1/49	3,772	2,811
	FMC Corp.	6.375%	5/18/53	1,187	1,138
	Freeport-McMoRan Inc.	5.400%	11/14/34	2,951	2,795
	Freeport-McMoRan Inc.	5.450%	3/15/43	5,475	4,906
	International Flavors & Fragrances Inc.	4.375%	6/1/47	1,323	948
	International Flavors & Fragrances Inc.	5.000%	9/26/48	1,634	1,299
	International Paper Co.	5.000%	9/15/35	2,606	2,510
	International Paper Co.	6.000%	11/15/41	2,249	2,278
	International Paper Co.	4.800%	6/15/44	1,449	1,247
	International Paper Co.	4.400%	8/15/47	925	753
	International Paper Co.	4.350%	8/15/48	1,915	1,575
	Lafarge SA	7.125%	7/15/36	760	831
	Linde Inc.	3.550%	11/7/42	1,425	1,123
	Linde Inc.	2.000%	8/10/50	1,166	641
	Lubrizol Corp.	6.500%	10/1/34	960	1,109
	LYB International Finance BV	5.250%	7/15/43	2,070	1,842
	LYB International Finance BV	4.875%	3/15/44	855	723
	LYB International Finance III LLC	3.375%	10/1/40	4,444	3,193
	LYB International Finance III LLC	4.200%	10/15/49	4,211	3,133
	LYB International Finance III LLC	4.200%	5/1/50	6,122	4,540
	LYB International Finance III LLC	3.625%	4/1/51	2,302	1,550
	LYB International Finance III LLC	3.800%	10/1/60	2,441	1,594
	LyondellBasell Industries NV	4.625%	2/26/55	1,801	1,414
	Martin Marietta Materials Inc.	4.250%	12/15/47	2,178	1,768
	Martin Marietta Materials Inc.	3.200%	7/15/51	2,340	1,566
	Mosaic Co.	5.450%	11/15/33	851	828
	Mosaic Co.	4.875%	11/15/41	2,669	2,234
	Mosaic Co.	5.625%	11/15/43	1,636	1,511
[1]	Newmont Corp.	5.875%	4/1/35	1,994	2,013
	Newmont Corp.	6.250%	10/1/39	1,917	1,999
	Newmont Corp.	4.875%	3/15/42	4,715	4,238
	Newmont Corp.	5.450%	6/9/44	1,758	1,672
	Nucor Corp.	6.400%	12/1/37	1,761	1,908
	Nucor Corp.	5.200%	8/1/43	539	517
	Nucor Corp.	2.979%	12/15/55	3,559	2,168
	Nutrien Ltd.	4.125%	3/15/35	1,450	1,259
	Nutrien Ltd.	5.875%	12/1/36	1,383	1,373
	Nutrien Ltd.	5.625%	12/1/40	1,075	1,021
	Nutrien Ltd.	4.900%	6/1/43	1,126	984
	Nutrien Ltd.	5.250%	1/15/45	2,682	2,415

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nutrien Ltd.	5.000%	4/1/49	2,099	1,825
	Nutrien Ltd.	3.950%	5/13/50	870	654
	Nutrien Ltd.	5.800%	3/27/53	3,416	3,336
	Packaging Corp. of America	4.050%	12/15/49	1,646	1,278
	Packaging Corp. of America	3.050%	10/1/51	2,205	1,406
	Rio Tinto Alcan Inc.	6.125%	12/15/33	2,806	2,966
	Rio Tinto Alcan Inc.	5.750%	6/1/35	3,842	3,889
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,517	3,449
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	2,955	1,906
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,003	929
	Rio Tinto Finance USA plc	4.125%	8/21/42	1,897	1,617
	Rio Tinto Finance USA plc	5.125%	3/9/53	3,325	3,212
	RPM International Inc.	5.250%	6/1/45	1,192	1,030
	RPM International Inc.	4.250%	1/15/48	1,855	1,393
	Sherwin-Williams Co.	4.000%	12/15/42	952	750
	Sherwin-Williams Co.	4.550%	8/1/45	1,586	1,323
	Sherwin-Williams Co.	4.500%	6/1/47	3,802	3,240
	Sherwin-Williams Co.	3.800%	8/15/49	2,837	2,125
	Sherwin-Williams Co.	3.300%	5/15/50	1,160	788
	Sherwin-Williams Co.	2.900%	3/15/52	1,726	1,084
	Sonoco Products Co.	5.750%	11/1/40	1,333	1,296
	Southern Copper Corp.	7.500%	7/27/35	3,262	3,700
	Southern Copper Corp.	6.750%	4/16/40	3,529	3,831
	Southern Copper Corp.	5.250%	11/8/42	4,547	4,187
	Southern Copper Corp.	5.875%	4/23/45	4,752	4,662
	Steel Dynamics Inc.	3.250%	10/15/50	870	562
	Teck Resources Ltd.	6.125%	10/1/35	1,160	1,147
	Teck Resources Ltd.	6.000%	8/15/40	2,372	2,242
	Teck Resources Ltd.	5.200%	3/1/42	1,559	1,338
	Teck Resources Ltd.	5.400%	2/1/43	1,718	1,506
	Vale Overseas Ltd.	8.250%	1/17/34	1,184	1,348
	Vale Overseas Ltd.	6.875%	11/21/36	5,661	5,884
	Vale Overseas Ltd.	6.875%	11/10/39	3,753	3,911
	Vale SA	5.625%	9/11/42	1,325	1,251
	Vulcan Materials Co.	4.500%	6/15/47	2,675	2,276
	Vulcan Materials Co.	4.700%	3/1/48	765	668
	Westlake Corp.	2.875%	8/15/41	2,255	1,473
	Westlake Corp.	5.000%	8/15/46	2,351	1,980
	Westlake Corp.	4.375%	11/15/47	1,918	1,480
	Westlake Corp.	3.125%	8/15/51	1,457	891
	Westlake Corp.	3.375%	8/15/61	1,470	863
					245,872
Real Estate (1.5%)
	Alexandria Real Estate Equities Inc.	2.950%	3/15/34	4,680	3,705
	Alexandria Real Estate Equities Inc.	4.750%	4/15/35	2,995	2,768
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	3,427	2,810
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	2,439	1,819
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	2,049	1,236
	Alexandria Real Estate Equities Inc.	3.550%	3/15/52	1,748	1,193
	American Homes 4 Rent LP	3.375%	7/15/51	781	501
	American Homes 4 Rent LP	4.300%	4/15/52	1,030	794
	American Tower Corp.	3.700%	10/15/49	2,123	1,479
	American Tower Corp.	3.100%	6/15/50	3,667	2,289
	American Tower Corp.	2.950%	1/15/51	3,470	2,097
[1]	AvalonBay Communities Inc.	3.900%	10/15/46	1,920	1,458
[1]	AvalonBay Communities Inc.	4.350%	4/15/48	625	507
	Boston Properties LP	2.450%	10/1/33	3,704	2,624
	Boston Properties LP	6.500%	1/15/34	1,032	1,027
	Camden Property Trust	3.350%	11/1/49	977	691
	CBRE Services Inc.	5.950%	8/15/34	3,365	3,334
	Corporate Office Properties LP	2.900%	12/1/33	1,849	1,335
	Crown Castle Inc.	2.900%	4/1/41	3,951	2,661
	Crown Castle Inc.	4.750%	5/15/47	1,093	902
	Crown Castle Inc.	5.200%	2/15/49	1,266	1,122
	Crown Castle Inc.	4.000%	11/15/49	1,434	1,058
	Crown Castle Inc.	4.150%	7/1/50	1,538	1,162
	Crown Castle Inc.	3.250%	1/15/51	2,907	1,890
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Equinix Inc.	3.000%	7/15/50	2,062	1,295
Equinix Inc.	2.950%	9/15/51	1,777	1,098
Equinix Inc.	3.400%	2/15/52	700	473
ERP Operating LP	4.500%	7/1/44	3,216	2,722
ERP Operating LP	4.500%	6/1/45	1,894	1,548
ERP Operating LP	4.000%	8/1/47	588	447
Essex Portfolio LP	4.500%	3/15/48	1,235	966
Essex Portfolio LP	2.650%	9/1/50	992	555
Federal Realty OP LP	4.500%	12/1/44	1,732	1,340
Healthpeak OP LLC	6.750%	2/1/41	1,056	1,103
Invitation Homes Operating Partnership LP	2.700%	1/15/34	1,305	994
Kilroy Realty LP	2.650%	11/15/33	1,496	1,039
Kimco Realty OP LLC	4.250%	4/1/45	1,031	792
Kimco Realty OP LLC	4.125%	12/1/46	1,203	880
Kimco Realty OP LLC	4.450%	9/1/47	801	633
Kimco Realty OP LLC	3.700%	10/1/49	1,582	1,106
Mid-America Apartments LP	2.875%	9/15/51	970	609
NNN REIT Inc.	5.600%	10/15/33	1,600	1,570
NNN REIT Inc.	4.800%	10/15/48	2,816	2,299
NNN REIT Inc.	3.100%	4/15/50	832	511
NNN REIT Inc.	3.000%	4/15/52	532	322
Prologis LP	5.125%	1/15/34	2,390	2,350
Prologis LP	4.375%	9/15/48	1,215	1,006
Prologis LP	3.050%	3/1/50	1,223	809
Prologis LP	3.000%	4/15/50	2,230	1,466
Prologis LP	2.125%	10/15/50	1,844	1,000
Prologis LP	5.250%	6/15/53	3,285	3,129
Public Storage Operating Co.	5.350%	8/1/53	2,000	1,949
Realty Income Corp.	4.650%	3/15/47	2,130	1,851
Regency Centers LP	4.400%	2/1/47	903	706
Regency Centers LP	4.650%	3/15/49	1,070	868
Simon Property Group LP	6.750%	2/1/40	1,326	1,424
Simon Property Group LP	4.750%	3/15/42	2,030	1,729
Simon Property Group LP	4.250%	10/1/44	1,868	1,463
Simon Property Group LP	4.250%	11/30/46	1,002	773
Simon Property Group LP	3.250%	9/13/49	2,785	1,820
Simon Property Group LP	3.800%	7/15/50	2,120	1,529
Simon Property Group LP	5.850%	3/8/53	2,889	2,832
UDR Inc.	3.100%	11/1/34	612	482
Ventas Realty LP	5.700%	9/30/43	2,782	2,554
Ventas Realty LP	4.375%	2/1/45	1,363	1,046
VICI Properties LP	5.625%	5/15/52	2,900	2,555
Welltower OP LLC	6.500%	3/15/41	783	803
Welltower OP LLC	4.950%	9/1/48	1,595	1,388
Weyerhaeuser Co.	4.000%	3/9/52	3,300	2,555
				100,851
Technology (8.9%)
Advanced Micro Devices Inc.	4.393%	6/1/52	1,825	1,598
Analog Devices Inc.	2.800%	10/1/41	2,083	1,478
Analog Devices Inc.	5.300%	12/15/45	950	917
Analog Devices Inc.	2.950%	10/1/51	3,459	2,319
Apple Inc.	4.500%	2/23/36	4,245	4,241
Apple Inc.	2.375%	2/8/41	3,386	2,418
Apple Inc.	3.850%	5/4/43	10,499	9,085
Apple Inc.	4.450%	5/6/44	2,319	2,204
Apple Inc.	3.450%	2/9/45	7,299	5,901
Apple Inc.	4.375%	5/13/45	7,936	7,298
Apple Inc.	4.650%	2/23/46	14,736	14,085
Apple Inc.	3.850%	8/4/46	4,935	4,170
Apple Inc.	4.250%	2/9/47	3,524	3,214
Apple Inc.	3.750%	9/12/47	1,967	1,638
Apple Inc.	3.750%	11/13/47	3,788	3,150
Apple Inc.	2.950%	9/11/49	5,132	3,662
Apple Inc.	2.650%	5/11/50	7,590	5,054
Apple Inc.	2.400%	8/20/50	5,293	3,401
Apple Inc.	2.650%	2/8/51	7,058	4,678

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	2.700%	8/5/51	5,090	3,383
	Apple Inc.	3.950%	8/8/52	7,343	6,202
	Apple Inc.	4.850%	5/10/53	5,913	5,836
	Apple Inc.	2.550%	8/20/60	4,691	2,949
	Apple Inc.	2.800%	2/8/61	4,463	2,875
	Apple Inc.	2.850%	8/5/61	5,200	3,364
	Apple Inc.	4.100%	8/8/62	6,138	5,141
	Applied Materials Inc.	5.100%	10/1/35	1,215	1,233
	Applied Materials Inc.	5.850%	6/15/41	1,948	2,080
	Applied Materials Inc.	4.350%	4/1/47	2,908	2,615
	Applied Materials Inc.	2.750%	6/1/50	2,608	1,775
[2]	Broadcom Inc.	3.469%	4/15/34	8,525	6,964
[2]	Broadcom Inc.	3.137%	11/15/35	12,458	9,497
[2]	Broadcom Inc.	3.187%	11/15/36	9,164	6,888
[2]	Broadcom Inc.	4.926%	5/15/37	8,208	7,383
[2]	Broadcom Inc.	3.500%	2/15/41	9,536	6,980
[2]	Broadcom Inc.	3.750%	2/15/51	6,186	4,418
	Cisco Systems Inc.	5.900%	2/15/39	6,845	7,416
	Cisco Systems Inc.	5.500%	1/15/40	6,831	7,086
	Corning Inc.	4.700%	3/15/37	830	762
	Corning Inc.	5.750%	8/15/40	1,371	1,353
	Corning Inc.	4.750%	3/15/42	1,650	1,477
	Corning Inc.	5.350%	11/15/48	1,449	1,364
	Corning Inc.	3.900%	11/15/49	1,164	868
	Corning Inc.	4.375%	11/15/57	2,360	1,907
	Corning Inc.	5.850%	11/15/68	1,262	1,203
	Corning Inc.	5.450%	11/15/79	4,055	3,634
	Dell Inc.	6.500%	4/15/38	1,512	1,534
	Dell International LLC	8.100%	7/15/36	3,218	3,696
[2]	Dell International LLC	3.375%	12/15/41	4,118	2,894
	Dell International LLC	8.350%	7/15/46	2,282	2,797
[2]	Dell International LLC	3.450%	12/15/51	4,230	2,762
	Fidelity National Information Services Inc.	3.100%	3/1/41	4,383	3,045
	Fidelity National Information Services Inc.	4.500%	8/15/46	620	493
	Fiserv Inc.	4.400%	7/1/49	6,412	5,225
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,131	1,172
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	4,721	4,835
	HP Inc.	6.000%	9/15/41	5,354	5,272
	Intel Corp.	4.600%	3/25/40	646	587
	Intel Corp.	2.800%	8/12/41	3,525	2,443
	Intel Corp.	4.800%	10/1/41	2,268	2,064
	Intel Corp.	4.250%	12/15/42	2,201	1,857
	Intel Corp.	5.625%	2/10/43	4,270	4,257
	Intel Corp.	4.900%	7/29/45	1,771	1,715
	Intel Corp.	4.100%	5/19/46	3,953	3,230
	Intel Corp.	4.100%	5/11/47	4,124	3,352
	Intel Corp.	3.734%	12/8/47	5,361	4,055
	Intel Corp.	3.250%	11/15/49	6,244	4,242
	Intel Corp.	4.750%	3/25/50	7,796	6,835
	Intel Corp.	3.050%	8/12/51	4,003	2,589
	Intel Corp.	4.900%	8/5/52	5,380	4,849
	Intel Corp.	5.700%	2/10/53	9,134	9,041
	Intel Corp.	3.100%	2/15/60	4,020	2,498
	Intel Corp.	4.950%	3/25/60	3,410	3,068
	Intel Corp.	3.200%	8/12/61	1,379	861
	Intel Corp.	5.050%	8/5/62	2,835	2,521
	Intel Corp.	5.900%	2/10/63	4,490	4,499
	International Business Machines Corp.	4.150%	5/15/39	6,078	5,212
	International Business Machines Corp.	5.600%	11/30/39	2,100	2,117
	International Business Machines Corp.	2.850%	5/15/40	2,435	1,730
	International Business Machines Corp.	4.000%	6/20/42	3,091	2,540
	International Business Machines Corp.	4.700%	2/19/46	1,947	1,720
	International Business Machines Corp.	4.250%	5/15/49	9,187	7,578
	International Business Machines Corp.	2.950%	5/15/50	1,665	1,076
	International Business Machines Corp.	3.430%	2/9/52	1,119	786
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
International Business Machines Corp.	4.900%	7/27/52	1,760	1,601
International Business Machines Corp.	5.100%	2/6/53	3,480	3,254
International Business Machines Corp.	7.125%	12/1/96	1,055	1,292
Juniper Networks Inc.	5.950%	3/15/41	1,458	1,385
KLA Corp.	5.000%	3/15/49	1,330	1,254
KLA Corp.	3.300%	3/1/50	2,518	1,808
KLA Corp.	4.950%	7/15/52	3,980	3,752
KLA Corp.	5.250%	7/15/62	2,863	2,777
Kyndryl Holdings Inc.	4.100%	10/15/41	1,660	1,133
Lam Research Corp.	4.875%	3/15/49	4,974	4,666
Lam Research Corp.	2.875%	6/15/50	1,104	738
Lam Research Corp.	3.125%	6/15/60	1,768	1,158
Micron Technology Inc.	5.875%	9/15/33	2,845	2,787
Micron Technology Inc.	3.366%	11/1/41	1,590	1,102
Micron Technology Inc.	3.477%	11/1/51	738	478
Microsoft Corp.	3.500%	2/12/35	3,922	3,564
Microsoft Corp.	4.200%	11/3/35	2,385	2,303
Microsoft Corp.	3.450%	8/8/36	5,695	5,063
Microsoft Corp.	4.100%	2/6/37	2,967	2,817
Microsoft Corp.	5.200%	6/1/39	319	334
Microsoft Corp.	4.500%	10/1/40	3,477	3,383
Microsoft Corp.	5.300%	2/8/41	2,695	2,854
Microsoft Corp.	3.500%	11/15/42	2,674	2,235
Microsoft Corp.	3.750%	2/12/45	3,134	2,670
Microsoft Corp.	4.450%	11/3/45	3,663	3,481
Microsoft Corp.	3.700%	8/8/46	5,532	4,688
Microsoft Corp.	4.250%	2/6/47	4,020	3,731
Microsoft Corp.	2.525%	6/1/50	21,132	13,967
Microsoft Corp.	2.921%	3/17/52	19,073	13,518
Microsoft Corp.	4.000%	2/12/55	1,325	1,158
Microsoft Corp.	3.950%	8/8/56	322	276
Microsoft Corp.	4.500%	2/6/57	2,811	2,638
Microsoft Corp.	2.675%	6/1/60	12,423	7,982
Microsoft Corp.	3.041%	3/17/62	6,392	4,414
Moody's Corp.	2.750%	8/19/41	1,870	1,291
Moody's Corp.	5.250%	7/15/44	1,560	1,498
Moody's Corp.	4.875%	12/17/48	981	893
Moody's Corp.	3.250%	5/20/50	950	655
Moody's Corp.	3.750%	2/25/52	1,745	1,332
Moody's Corp.	3.100%	11/29/61	2,829	1,790
Motorola Solutions Inc.	5.500%	9/1/44	1,049	964
Nokia OYJ	6.625%	5/15/39	1,730	1,646
NVIDIA Corp.	3.500%	4/1/40	4,096	3,405
NVIDIA Corp.	3.500%	4/1/50	6,955	5,471
NVIDIA Corp.	3.700%	4/1/60	2,498	1,982
NXP BV	3.250%	5/11/41	3,345	2,379
NXP BV	3.125%	2/15/42	651	446
NXP BV	3.250%	11/30/51	1,455	938
Oracle Corp.	4.300%	7/8/34	2,473	2,216
Oracle Corp.	3.900%	5/15/35	3,176	2,708
Oracle Corp.	3.850%	7/15/36	3,320	2,745
Oracle Corp.	3.800%	11/15/37	7,908	6,362
Oracle Corp.	6.500%	4/15/38	5,336	5,623
Oracle Corp.	6.125%	7/8/39	4,668	4,727
Oracle Corp.	3.600%	4/1/40	7,653	5,790
Oracle Corp.	5.375%	7/15/40	8,918	8,311
Oracle Corp.	3.650%	3/25/41	6,125	4,619
Oracle Corp.	4.500%	7/8/44	4,228	3,464
Oracle Corp.	4.125%	5/15/45	6,115	4,722
Oracle Corp.	4.000%	7/15/46	9,982	7,485
Oracle Corp.	4.000%	11/15/47	3,802	2,836
Oracle Corp.	3.600%	4/1/50	15,005	10,330
Oracle Corp.	3.950%	3/25/51	11,595	8,456
Oracle Corp.	6.900%	11/9/52	8,894	9,682
Oracle Corp.	5.550%	2/6/53	9,984	9,279
Oracle Corp.	4.375%	5/15/55	8,597	6,594
Oracle Corp.	3.850%	4/1/60	8,016	5,433

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	4.100%	3/25/61	3,310	2,351
	QUALCOMM Inc.	4.650%	5/20/35	3,573	3,504
	QUALCOMM Inc.	4.800%	5/20/45	4,975	4,693
	QUALCOMM Inc.	4.300%	5/20/47	4,908	4,248
	QUALCOMM Inc.	3.250%	5/20/50	2,592	1,891
	QUALCOMM Inc.	4.500%	5/20/52	2,531	2,205
	QUALCOMM Inc.	6.000%	5/20/53	4,813	5,182
	Quanta Services Inc.	3.050%	10/1/41	1,167	794
	S&P Global Inc.	3.250%	12/1/49	2,783	1,987
	S&P Global Inc.	3.700%	3/1/52	4,189	3,259
	S&P Global Inc.	2.300%	8/15/60	2,461	1,340
	S&P Global Inc.	3.900%	3/1/62	1,525	1,196
	Salesforce Inc.	2.700%	7/15/41	5,890	4,211
	Salesforce Inc.	2.900%	7/15/51	5,585	3,735
	Salesforce Inc.	3.050%	7/15/61	4,415	2,848
	Texas Instruments Inc.	3.875%	3/15/39	1,359	1,175
	Texas Instruments Inc.	4.150%	5/15/48	4,464	3,872
	Texas Instruments Inc.	2.700%	9/15/51	455	300
	Texas Instruments Inc.	4.100%	8/16/52	1,285	1,086
	Texas Instruments Inc.	5.000%	3/14/53	2,725	2,647
	Texas Instruments Inc.	5.050%	5/18/63	4,046	3,876
	TSMC Arizona Corp.	3.125%	10/25/41	3,317	2,551
	TSMC Arizona Corp.	3.250%	10/25/51	3,416	2,472
	TSMC Arizona Corp.	4.500%	4/22/52	3,188	2,905
	Verisk Analytics Inc.	5.500%	6/15/45	1,064	981
	Verisk Analytics Inc.	3.625%	5/15/50	1,573	1,121
	Workday Inc.	3.800%	4/1/32	50	44
					621,018
Utilities (12.2%)
	AEP Texas Inc.	3.800%	10/1/47	1,129	817
[1]	AEP Texas Inc.	4.150%	5/1/49	1,176	906
[1]	AEP Texas Inc.	3.450%	1/15/50	1,599	1,104
	AEP Texas Inc.	3.450%	5/15/51	1,283	874
	AEP Texas Inc.	5.250%	5/15/52	2,369	2,171
	AEP Transmission Co. LLC	4.000%	12/1/46	1,805	1,480
	AEP Transmission Co. LLC	3.750%	12/1/47	2,838	2,203
	AEP Transmission Co. LLC	4.250%	9/15/48	1,722	1,429
	AEP Transmission Co. LLC	3.800%	6/15/49	1,093	844
[1]	AEP Transmission Co. LLC	3.650%	4/1/50	2,240	1,691
[1]	AEP Transmission Co. LLC	2.750%	8/15/51	845	523
[1]	AEP Transmission Co. LLC	4.500%	6/15/52	1,374	1,186
	AEP Transmission Co. LLC	5.400%	3/15/53	2,800	2,784
	Alabama Power Co.	6.125%	5/15/38	1,139	1,189
	Alabama Power Co.	6.000%	3/1/39	964	995
	Alabama Power Co.	3.850%	12/1/42	153	122
	Alabama Power Co.	4.150%	8/15/44	479	387
	Alabama Power Co.	3.750%	3/1/45	2,160	1,648
	Alabama Power Co.	4.300%	1/2/46	1,636	1,347
[1]	Alabama Power Co.	3.700%	12/1/47	2,521	1,895
[1]	Alabama Power Co.	4.300%	7/15/48	2,181	1,794
	Alabama Power Co.	3.450%	10/1/49	1,499	1,063
	Alabama Power Co.	3.125%	7/15/51	2,379	1,562
	Alabama Power Co.	3.000%	3/15/52	510	330
	Ameren Illinois Co.	4.150%	3/15/46	2,222	1,816
	Ameren Illinois Co.	3.700%	12/1/47	1,684	1,300
	Ameren Illinois Co.	4.500%	3/15/49	2,178	1,915
	Ameren Illinois Co.	3.250%	3/15/50	1,772	1,244
	Ameren Illinois Co.	2.900%	6/15/51	1,220	783
	Ameren Illinois Co.	5.900%	12/1/52	669	710
	American Electric Power Co. Inc.	3.250%	3/1/50	981	643
	American Water Capital Corp.	6.593%	10/15/37	1,822	2,026
	American Water Capital Corp.	4.300%	12/1/42	584	499
	American Water Capital Corp.	4.300%	9/1/45	1,166	967
	American Water Capital Corp.	4.000%	12/1/46	472	373
	American Water Capital Corp.	3.750%	9/1/47	3,291	2,554
	American Water Capital Corp.	4.200%	9/1/48	3,325	2,741
	American Water Capital Corp.	4.150%	6/1/49	2,175	1,801
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Water Capital Corp.	3.450%	5/1/50	807	585
	American Water Capital Corp.	3.250%	6/1/51	1,791	1,254
	Appalachian Power Co.	7.000%	4/1/38	3,091	3,425
	Appalachian Power Co.	4.400%	5/15/44	1,282	1,031
	Appalachian Power Co.	4.450%	6/1/45	1,259	1,027
[1]	Appalachian Power Co.	4.500%	3/1/49	2,676	2,168
[1]	Appalachian Power Co.	3.700%	5/1/50	1,654	1,192
	Arizona Public Service Co.	5.050%	9/1/41	1,502	1,326
	Arizona Public Service Co.	4.500%	4/1/42	2,306	1,914
	Arizona Public Service Co.	4.350%	11/15/45	670	534
	Arizona Public Service Co.	3.750%	5/15/46	1,008	730
	Arizona Public Service Co.	4.200%	8/15/48	847	650
	Arizona Public Service Co.	4.250%	3/1/49	1,092	834
	Arizona Public Service Co.	3.500%	12/1/49	1,089	738
	Arizona Public Service Co.	3.350%	5/15/50	993	663
	Arizona Public Service Co.	2.650%	9/15/50	610	355
	Atmos Energy Corp.	5.500%	6/15/41	535	525
	Atmos Energy Corp.	4.150%	1/15/43	423	355
	Atmos Energy Corp.	4.125%	10/15/44	2,452	2,014
	Atmos Energy Corp.	4.300%	10/1/48	1,490	1,259
	Atmos Energy Corp.	4.125%	3/15/49	4,202	3,417
	Atmos Energy Corp.	3.375%	9/15/49	3,174	2,265
	Atmos Energy Corp.	2.850%	2/15/52	455	294
	Atmos Energy Corp.	5.750%	10/15/52	2,140	2,227
	Avista Corp.	4.350%	6/1/48	1,159	950
	Avista Corp.	4.000%	4/1/52	1,441	1,100
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,360	1,453
	Baltimore Gas & Electric Co.	3.500%	8/15/46	1,584	1,160
[1]	Baltimore Gas & Electric Co.	3.750%	8/15/47	2,280	1,737
	Baltimore Gas & Electric Co.	4.250%	9/15/48	606	497
	Baltimore Gas & Electric Co.	3.200%	9/15/49	485	331
	Baltimore Gas & Electric Co.	2.900%	6/15/50	1,165	749
	Baltimore Gas & Electric Co.	4.550%	6/1/52	2,961	2,561
	Baltimore Gas & Electric Co.	5.400%	6/1/53	3,680	3,630
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	7,401	7,740
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,599	1,625
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,532	1,409
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	3,013	2,535
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	4,318	3,187
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	1,041	853
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	4,895	3,821
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	1,710	1,059
	Berkshire Hathaway Energy Co.	4.600%	5/1/53	3,885	3,202
	Black Hills Corp.	4.200%	9/15/46	1,171	893
	Black Hills Corp.	3.875%	10/15/49	981	696
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	536	410
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,819	1,576
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	3,269	2,620
[1]	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	2,403	2,011
[1]	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	2,242	1,455
[1]	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	3,400	2,432
[1]	CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	1,175	1,084
	CenterPoint Energy Houston Electric LLC	5.300%	4/1/53	1,780	1,764
	CenterPoint Energy Inc.	3.700%	9/1/49	980	702
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,248	1,246
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	504	397
	Cleco Corporate Holdings LLC	4.973%	5/1/46	351	283
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,511	1,491
	CMS Energy Corp.	4.875%	3/1/44	1,124	1,001
	Commonwealth Edison Co.	5.900%	3/15/36	2,420	2,504

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth Edison Co.	6.450%	1/15/38	681	735
	Commonwealth Edison Co.	3.800%	10/1/42	500	398
	Commonwealth Edison Co.	4.600%	8/15/43	1,240	1,101
	Commonwealth Edison Co.	4.700%	1/15/44	1,116	989
	Commonwealth Edison Co.	3.700%	3/1/45	2,137	1,646
	Commonwealth Edison Co.	4.350%	11/15/45	1,973	1,665
	Commonwealth Edison Co.	3.650%	6/15/46	2,918	2,194
[1]	Commonwealth Edison Co.	3.750%	8/15/47	1,516	1,158
	Commonwealth Edison Co.	4.000%	3/1/48	1,384	1,115
	Commonwealth Edison Co.	4.000%	3/1/49	850	678
[1]	Commonwealth Edison Co.	3.200%	11/15/49	902	616
	Commonwealth Edison Co.	3.000%	3/1/50	1,375	909
[1]	Commonwealth Edison Co.	3.125%	3/15/51	2,076	1,397
[1]	Commonwealth Edison Co.	2.750%	9/1/51	475	292
[1]	Commonwealth Edison Co.	3.850%	3/15/52	1,830	1,400
	Commonwealth Edison Co.	5.300%	2/1/53	3,062	3,005
	Connecticut Light & Power Co.	4.300%	4/15/44	1,971	1,664
[1]	Connecticut Light & Power Co.	4.150%	6/1/45	792	658
	Connecticut Light & Power Co.	4.000%	4/1/48	3,341	2,718
	Connecticut Light & Power Co.	5.250%	1/15/53	1,955	1,910
[1]	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	1,156	1,128
[1]	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,323	1,335
[1]	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,315	1,368
[1]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	620	653
[1]	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	359	396
[1]	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	904	871
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	2,754	2,705
[1]	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	2,161	1,800
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,237	984
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	3,933	3,347
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,174	4,374
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	733	561
[1]	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	3,870	2,970
[1]	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	2,873	2,473
[1]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,875	1,483
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	1,774	1,189
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	5,893	6,319
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,800	1,526
[1]	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	2,255	1,778
[1]	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,211	934
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	2,134	1,740
	Consolidated Edison Co. of New York Inc.	3.700%	11/15/59	713	504
[1]	Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	960	586
	Consolidated Edison Co. of New York Inc.	3.600%	6/15/61	560	387
	Constellation Energy Generation LLC	6.250%	10/1/39	2,220	2,248
	Constellation Energy Generation LLC	5.750%	10/1/41	2,595	2,481
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Energy Generation LLC	5.600%	6/15/42	1,245	1,176
	Consumers Energy Co.	3.950%	5/15/43	1,015	826
	Consumers Energy Co.	3.250%	8/15/46	1,081	776
	Consumers Energy Co.	3.950%	7/15/47	500	402
	Consumers Energy Co.	4.050%	5/15/48	1,601	1,301
	Consumers Energy Co.	4.350%	4/15/49	1,293	1,110
	Consumers Energy Co.	3.750%	2/15/50	2,164	1,674
	Consumers Energy Co.	3.100%	8/15/50	1,419	973
	Consumers Energy Co.	3.500%	8/1/51	1,300	960
	Consumers Energy Co.	2.650%	8/15/52	213	132
	Consumers Energy Co.	4.200%	9/1/52	2,257	1,865
	Consumers Energy Co.	2.500%	5/1/60	874	482
	Dayton Power & Light Co.	3.950%	6/15/49	1,517	1,147
	Delmarva Power & Light Co.	4.150%	5/15/45	995	794
[1]	Dominion Energy Inc.	5.250%	8/1/33	854	823
[1]	Dominion Energy Inc.	5.950%	6/15/35	2,439	2,481
	Dominion Energy Inc.	7.000%	6/15/38	350	379
[1]	Dominion Energy Inc.	3.300%	4/15/41	3,301	2,379
[1]	Dominion Energy Inc.	4.900%	8/1/41	1,713	1,506
[1]	Dominion Energy Inc.	4.050%	9/15/42	2,044	1,580
	Dominion Energy Inc.	4.700%	12/1/44	2,401	2,017
[1]	Dominion Energy Inc.	4.600%	3/15/49	1,195	992
[1]	Dominion Energy Inc.	4.850%	8/15/52	1,212	1,033
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	130
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	1,875	1,813
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	1,906	1,680
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	1,565	1,457
	DTE Electric Co.	5.200%	4/1/33	1,625	1,629
[1]	DTE Electric Co.	4.000%	4/1/43	625	506
	DTE Electric Co.	4.300%	7/1/44	1,000	839
	DTE Electric Co.	3.700%	3/15/45	1,174	897
	DTE Electric Co.	3.700%	6/1/46	1,712	1,300
	DTE Electric Co.	3.750%	8/15/47	1,669	1,274
[1]	DTE Electric Co.	4.050%	5/15/48	1,991	1,612
	DTE Electric Co.	3.950%	3/1/49	1,325	1,050
	DTE Electric Co.	2.950%	3/1/50	1,492	989
[1]	DTE Electric Co.	3.250%	4/1/51	1,345	936
[1]	DTE Electric Co.	3.650%	3/1/52	1,516	1,132
	DTE Electric Co.	5.400%	4/1/53	3,234	3,221
	Duke Energy Carolinas LLC	6.100%	6/1/37	824	848
	Duke Energy Carolinas LLC	6.000%	1/15/38	1,436	1,491
	Duke Energy Carolinas LLC	6.050%	4/15/38	2,312	2,400
	Duke Energy Carolinas LLC	5.300%	2/15/40	3,009	2,936
	Duke Energy Carolinas LLC	4.250%	12/15/41	2,176	1,839
	Duke Energy Carolinas LLC	4.000%	9/30/42	2,580	2,088
	Duke Energy Carolinas LLC	3.750%	6/1/45	1,225	933
	Duke Energy Carolinas LLC	3.875%	3/15/46	954	734
	Duke Energy Carolinas LLC	3.700%	12/1/47	1,880	1,420
	Duke Energy Carolinas LLC	3.950%	3/15/48	3,947	3,108
	Duke Energy Carolinas LLC	3.200%	8/15/49	1,219	836
	Duke Energy Carolinas LLC	3.450%	4/15/51	1,635	1,153
	Duke Energy Carolinas LLC	3.550%	3/15/52	899	654
	Duke Energy Carolinas LLC	5.350%	1/15/53	3,930	3,827
	Duke Energy Carolinas LLC	5.400%	1/15/54	1,170	1,149
	Duke Energy Corp.	3.300%	6/15/41	627	450
	Duke Energy Corp.	4.800%	12/15/45	3,214	2,779
	Duke Energy Corp.	3.750%	9/1/46	4,241	3,111
	Duke Energy Corp.	3.950%	8/15/47	2,442	1,824
	Duke Energy Corp.	4.200%	6/15/49	1,701	1,322
	Duke Energy Corp.	3.500%	6/15/51	3,008	2,070
	Duke Energy Corp.	5.000%	8/15/52	5,326	4,671
	Duke Energy Florida LLC	6.350%	9/15/37	566	602
	Duke Energy Florida LLC	6.400%	6/15/38	3,003	3,229
	Duke Energy Florida LLC	5.650%	4/1/40	1,534	1,529
	Duke Energy Florida LLC	3.850%	11/15/42	608	478
	Duke Energy Florida LLC	3.400%	10/1/46	3,096	2,227
	Duke Energy Florida LLC	4.200%	7/15/48	2,153	1,761

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Florida LLC	3.000%	12/15/51	266	174
	Duke Energy Florida LLC	5.950%	11/15/52	2,570	2,688
	Duke Energy Indiana LLC	6.120%	10/15/35	1,191	1,231
	Duke Energy Indiana LLC	6.350%	8/15/38	1,248	1,330
	Duke Energy Indiana LLC	6.450%	4/1/39	1,285	1,363
[1]	Duke Energy Indiana LLC	4.900%	7/15/43	1,817	1,646
	Duke Energy Indiana LLC	3.750%	5/15/46	536	401
[1]	Duke Energy Indiana LLC	3.250%	10/1/49	827	563
	Duke Energy Indiana LLC	2.750%	4/1/50	1,579	964
	Duke Energy Ohio Inc.	3.700%	6/15/46	829	607
	Duke Energy Ohio Inc.	4.300%	2/1/49	532	434
	Duke Energy Ohio Inc.	5.650%	4/1/53	2,470	2,466
	Duke Energy Progress LLC	6.300%	4/1/38	1,467	1,547
	Duke Energy Progress LLC	4.100%	5/15/42	2,259	1,860
	Duke Energy Progress LLC	4.100%	3/15/43	654	532
	Duke Energy Progress LLC	4.375%	3/30/44	1,306	1,104
	Duke Energy Progress LLC	4.150%	12/1/44	2,277	1,861
	Duke Energy Progress LLC	4.200%	8/15/45	346	280
	Duke Energy Progress LLC	3.700%	10/15/46	2,360	1,753
	Duke Energy Progress LLC	3.600%	9/15/47	751	557
	Duke Energy Progress LLC	2.500%	8/15/50	1,449	856
	Duke Energy Progress LLC	2.900%	8/15/51	1,435	912
	Duke Energy Progress LLC	4.000%	4/1/52	2,452	1,922
	Duke Energy Progress LLC	5.350%	3/15/53	5,080	4,924
[1]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/37	825	639
	El Paso Electric Co.	6.000%	5/15/35	1,540	1,522
	El Paso Electric Co.	5.000%	12/1/44	588	506
	Emera US Finance LP	4.750%	6/15/46	4,234	3,315
	Entergy Arkansas LLC	5.300%	9/15/33	950	948
	Entergy Arkansas LLC	4.200%	4/1/49	2,713	2,171
	Entergy Arkansas LLC	2.650%	6/15/51	2,830	1,683
	Entergy Arkansas LLC	3.350%	6/15/52	116	79
	Entergy Corp.	3.750%	6/15/50	1,980	1,400
	Entergy Louisiana LLC	3.100%	6/15/41	519	378
	Entergy Louisiana LLC	4.200%	9/1/48	2,589	2,076
	Entergy Louisiana LLC	4.200%	4/1/50	882	706
	Entergy Louisiana LLC	2.900%	3/15/51	2,741	1,715
	Entergy Louisiana LLC	4.750%	9/15/52	2,415	2,101
	Entergy Mississippi LLC	5.000%	9/1/33	1,040	1,008
	Entergy Mississippi LLC	3.850%	6/1/49	2,492	1,863
	Entergy Mississippi LLC	3.500%	6/1/51	406	284
	Entergy Texas Inc.	3.550%	9/30/49	2,055	1,466
	Entergy Texas Inc.	5.800%	9/1/53	1,000	1,009
	Essential Utilities Inc.	4.276%	5/1/49	1,831	1,425
	Essential Utilities Inc.	3.351%	4/15/50	2,349	1,564
	Essential Utilities Inc.	5.300%	5/1/52	1,953	1,770
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,354	1,102
	Evergy Kansas Central Inc.	4.100%	4/1/43	559	444
	Evergy Kansas Central Inc.	4.250%	12/1/45	631	512
	Evergy Kansas Central Inc.	3.450%	4/15/50	1,189	840
	Evergy Kansas Central Inc.	5.700%	3/15/53	50	50
	Evergy Metro Inc.	5.300%	10/1/41	1,815	1,751
	Evergy Metro Inc.	4.200%	6/15/47	1,215	980
	Evergy Metro Inc.	4.200%	3/15/48	1,791	1,457
[1]	Evergy Metro Inc.	4.125%	4/1/49	2,416	1,885
	Eversource Energy	3.450%	1/15/50	1,977	1,384
[1]	Exelon Corp.	4.950%	6/15/35	1,440	1,346
	Exelon Corp.	5.625%	6/15/35	2,601	2,587
	Exelon Corp.	5.100%	6/15/45	2,712	2,468
	Exelon Corp.	4.450%	4/15/46	2,426	2,003
	Exelon Corp.	4.700%	4/15/50	3,840	3,258
	Exelon Corp.	4.100%	3/15/52	2,697	2,077
	Exelon Corp.	5.600%	3/15/53	1,660	1,602
	Florida Power & Light Co.	5.625%	4/1/34	664	691
	Florida Power & Light Co.	4.950%	6/1/35	3,000	2,940
	Florida Power & Light Co.	5.650%	2/1/37	98	100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Florida Power & Light Co.	5.950%	2/1/38	1,582	1,656
	Florida Power & Light Co.	5.960%	4/1/39	1,140	1,201
	Florida Power & Light Co.	5.690%	3/1/40	1,200	1,230
	Florida Power & Light Co.	5.250%	2/1/41	2,900	2,839
	Florida Power & Light Co.	4.125%	2/1/42	2,484	2,111
	Florida Power & Light Co.	4.050%	6/1/42	2,152	1,814
	Florida Power & Light Co.	3.800%	12/15/42	1,404	1,145
	Florida Power & Light Co.	4.050%	10/1/44	880	738
	Florida Power & Light Co.	3.700%	12/1/47	2,636	2,047
	Florida Power & Light Co.	3.950%	3/1/48	4,328	3,509
	Florida Power & Light Co.	4.125%	6/1/48	1,061	885
	Florida Power & Light Co.	3.990%	3/1/49	671	541
	Florida Power & Light Co.	3.150%	10/1/49	1,692	1,181
	Florida Power & Light Co.	2.875%	12/4/51	3,012	1,970
	Florida Power & Light Co.	5.300%	4/1/53	3,305	3,276
[1]	Georgia Power Co.	4.750%	9/1/40	1,371	1,219
	Georgia Power Co.	4.300%	3/15/42	4,744	3,968
	Georgia Power Co.	4.300%	3/15/43	2,003	1,648
[1]	Georgia Power Co.	3.700%	1/30/50	2,480	1,836
[1]	Georgia Power Co.	3.250%	3/15/51	2,344	1,592
	Georgia Power Co.	5.125%	5/15/52	4,025	3,738
	Iberdrola International BV	6.750%	7/15/36	1,726	1,880
[1]	Idaho Power Co.	4.200%	3/1/48	1,640	1,348
[1]	Idaho Power Co.	5.500%	3/15/53	1,625	1,597
	Indiana Michigan Power Co.	6.050%	3/15/37	538	551
[1]	Indiana Michigan Power Co.	4.550%	3/15/46	1,298	1,129
[1]	Indiana Michigan Power Co.	3.750%	7/1/47	932	701
	Indiana Michigan Power Co.	4.250%	8/15/48	1,166	942
	Indiana Michigan Power Co.	3.250%	5/1/51	585	397
	Indiana Michigan Power Co.	5.625%	4/1/53	2,145	2,164
	Interstate Power & Light Co.	6.250%	7/15/39	587	604
	Interstate Power & Light Co.	3.700%	9/15/46	974	705
	Interstate Power & Light Co.	3.500%	9/30/49	1,513	1,064
	Interstate Power & Light Co.	3.100%	11/30/51	411	260
	ITC Holdings Corp.	5.300%	7/1/43	1,402	1,290
[1]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	777	719
	Kentucky Utilities Co.	5.125%	11/1/40	2,511	2,354
	Kentucky Utilities Co.	4.375%	10/1/45	1,520	1,248
	Kentucky Utilities Co.	3.300%	6/1/50	1,445	995
	Louisville Gas & Electric Co.	4.250%	4/1/49	2,217	1,797
[1]	MidAmerican Energy Co.	5.750%	11/1/35	1,777	1,825
[1]	MidAmerican Energy Co.	5.800%	10/15/36	1,276	1,307
	MidAmerican Energy Co.	4.800%	9/15/43	3,048	2,739
	MidAmerican Energy Co.	4.400%	10/15/44	3,110	2,652
	MidAmerican Energy Co.	4.250%	5/1/46	1,295	1,062
	MidAmerican Energy Co.	3.650%	8/1/48	1,220	910
	MidAmerican Energy Co.	4.250%	7/15/49	2,102	1,729
	MidAmerican Energy Co.	3.150%	4/15/50	3,066	2,070
	MidAmerican Energy Co.	2.700%	8/1/52	300	182
[1]	Mississippi Power Co.	4.250%	3/15/42	1,824	1,490
[1]	Mississippi Power Co.	3.100%	7/30/51	511	324
	National Grid USA	5.803%	4/1/35	1,345	1,325
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	947	780
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	494	401
[1]	Nevada Power Co.	6.650%	4/1/36	2,011	2,136
[1]	Nevada Power Co.	6.750%	7/1/37	1,037	1,115
[1]	Nevada Power Co.	3.125%	8/1/50	1,142	725
[1]	Nevada Power Co.	5.900%	5/1/53	992	997
	NextEra Energy Capital Holdings Inc.	3.000%	1/15/52	2,290	1,455
	NextEra Energy Capital Holdings Inc.	5.250%	2/28/53	4,705	4,357
	NiSource Inc.	5.950%	6/15/41	443	446
	NiSource Inc.	5.250%	2/15/43	2,021	1,877
	NiSource Inc.	4.800%	2/15/44	4,433	3,866
	NiSource Inc.	5.650%	2/1/45	2,195	2,099

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NiSource Inc.	4.375%	5/15/47	5,274	4,321
	NiSource Inc.	3.950%	3/30/48	2,372	1,811
	NiSource Inc.	5.000%	6/15/52	578	511
	Northern States Power Co.	6.250%	6/1/36	655	702
	Northern States Power Co.	6.200%	7/1/37	1,253	1,332
	Northern States Power Co.	5.350%	11/1/39	2,092	2,052
	Northern States Power Co.	3.400%	8/15/42	1,160	882
	Northern States Power Co.	4.125%	5/15/44	345	285
	Northern States Power Co.	4.000%	8/15/45	1,378	1,098
	Northern States Power Co.	3.600%	5/15/46	3,066	2,317
	Northern States Power Co.	3.600%	9/15/47	1,042	786
	Northern States Power Co.	2.900%	3/1/50	2,322	1,528
	Northern States Power Co.	2.600%	6/1/51	1,774	1,083
	Northern States Power Co.	3.200%	4/1/52	135	92
	Northern States Power Co.	4.500%	6/1/52	2,506	2,169
	Northern States Power Co.	5.100%	5/15/53	2,669	2,527
	NorthWestern Corp.	4.176%	11/15/44	1,544	1,233
	NSTAR Electric Co.	5.500%	3/15/40	1,451	1,427
	NSTAR Electric Co.	4.400%	3/1/44	1,082	930
	NSTAR Electric Co.	4.550%	6/1/52	1,515	1,314
	NSTAR Electric Co.	4.950%	9/15/52	1,441	1,344
	Oglethorpe Power Corp.	5.950%	11/1/39	470	463
	Oglethorpe Power Corp.	5.375%	11/1/40	2,180	1,971
	Oglethorpe Power Corp.	4.500%	4/1/47	435	347
	Oglethorpe Power Corp.	5.050%	10/1/48	1,655	1,427
	Oglethorpe Power Corp.	3.750%	8/1/50	1,406	1,000
	Oglethorpe Power Corp.	5.250%	9/1/50	2,045	1,828
	Ohio Power Co.	4.150%	4/1/48	1,610	1,287
	Ohio Power Co.	4.000%	6/1/49	1,982	1,546
[1]	Ohio Power Co.	2.900%	10/1/51	1,325	838
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	1,190	946
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	949	720
	Oklahoma Gas & Electric Co.	5.600%	4/1/53	1,120	1,113
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,460	1,741
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,045	1,032
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,432	1,279
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,754	1,730
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	428	338
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,612	1,258
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	2,825	2,296
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	2,458	1,900
[1]	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	2,290	1,559
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	340	209
	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	1,891	1,677
	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	1,500	1,393
[2]	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	1,323	1,224
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	1,051	1,031
	ONE Gas Inc.	4.658%	2/1/44	357	308
	ONE Gas Inc.	4.500%	11/1/48	1,392	1,148
	Pacific Gas & Electric Co.	4.500%	7/1/40	5,285	4,077
	Pacific Gas & Electric Co.	3.300%	8/1/40	4,029	2,707
	Pacific Gas & Electric Co.	4.200%	6/1/41	4,287	3,114
	Pacific Gas & Electric Co.	3.750%	8/15/42	1,061	714
	Pacific Gas & Electric Co.	4.750%	2/15/44	4,085	3,130
	Pacific Gas & Electric Co.	4.300%	3/15/45	1,034	723
	Pacific Gas & Electric Co.	3.950%	12/1/47	3,692	2,457
	Pacific Gas & Electric Co.	4.950%	7/1/50	10,079	7,800
	Pacific Gas & Electric Co.	3.500%	8/1/50	5,389	3,394
	Pacific Gas & Electric Co.	5.250%	3/1/52	1,458	1,151
	Pacific Gas & Electric Co.	6.750%	1/15/53	5,115	4,977
	Pacific Gas & Electric Co.	6.700%	4/1/53	3,495	3,400
	PacifiCorp	5.250%	6/15/35	1,782	1,650
	PacifiCorp	6.100%	8/1/36	613	616
	PacifiCorp	5.750%	4/1/37	1,154	1,134
	PacifiCorp	6.250%	10/15/37	1,028	1,050
	PacifiCorp	6.350%	7/15/38	1,520	1,550
	PacifiCorp	6.000%	1/15/39	1,421	1,413
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	4.100%	2/1/42	730	554
	PacifiCorp	4.125%	1/15/49	933	681
	PacifiCorp	4.150%	2/15/50	4,323	3,177
	PacifiCorp	3.300%	3/15/51	2,990	1,910
	PacifiCorp	2.900%	6/15/52	662	390
	PacifiCorp	5.350%	12/1/53	3,722	3,212
	PacifiCorp	5.500%	5/15/54	4,215	3,727
	PECO Energy Co.	5.950%	10/1/36	588	614
	PECO Energy Co.	4.150%	10/1/44	956	786
	PECO Energy Co.	3.700%	9/15/47	240	184
	PECO Energy Co.	3.900%	3/1/48	2,157	1,717
	PECO Energy Co.	3.000%	9/15/49	269	179
	PECO Energy Co.	2.800%	6/15/50	1,144	724
	PECO Energy Co.	3.050%	3/15/51	395	262
	PECO Energy Co.	2.850%	9/15/51	1,920	1,216
	PECO Energy Co.	4.600%	5/15/52	616	541
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	740	638
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	1,076	754
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	1,329	871
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	1,443	1,272
	Potomac Electric Power Co.	6.500%	11/15/37	878	959
	Potomac Electric Power Co.	4.150%	3/15/43	1,686	1,404
	PPL Electric Utilities Corp.	6.250%	5/15/39	428	457
	PPL Electric Utilities Corp.	4.750%	7/15/43	535	483
	PPL Electric Utilities Corp.	4.125%	6/15/44	1,412	1,162
	PPL Electric Utilities Corp.	4.150%	10/1/45	631	522
	PPL Electric Utilities Corp.	3.950%	6/1/47	1,995	1,606
	PPL Electric Utilities Corp.	4.150%	6/15/48	1,543	1,272
	PPL Electric Utilities Corp.	3.000%	10/1/49	300	203
	PPL Electric Utilities Corp.	5.250%	5/15/53	2,500	2,430
	Progress Energy Inc.	6.000%	12/1/39	2,409	2,422
[1]	Public Service Co. of Colorado	6.250%	9/1/37	1,745	1,820
	Public Service Co. of Colorado	6.500%	8/1/38	382	405
	Public Service Co. of Colorado	3.600%	9/15/42	1,156	877
	Public Service Co. of Colorado	4.300%	3/15/44	804	668
	Public Service Co. of Colorado	3.800%	6/15/47	1,529	1,147
	Public Service Co. of Colorado	4.100%	6/15/48	685	535
	Public Service Co. of Colorado	4.050%	9/15/49	3,588	2,792
[1]	Public Service Co. of Colorado	3.200%	3/1/50	1,361	915
[1]	Public Service Co. of Colorado	2.700%	1/15/51	1,454	875
[1]	Public Service Co. of Colorado	4.500%	6/1/52	3,382	2,803
	Public Service Co. of Colorado	5.250%	4/1/53	2,890	2,667
	Public Service Co. of New Hampshire	3.600%	7/1/49	1,020	766
	Public Service Co. of New Hampshire	5.150%	1/15/53	1,614	1,571
[1]	Public Service Co. of Oklahoma	3.150%	8/15/51	1,036	676
[1]	Public Service Electric & Gas Co.	5.800%	5/1/37	820	838
[1]	Public Service Electric & Gas Co.	5.500%	3/1/40	1,200	1,206
[1]	Public Service Electric & Gas Co.	3.950%	5/1/42	1,365	1,138
[1]	Public Service Electric & Gas Co.	3.650%	9/1/42	928	732
[1]	Public Service Electric & Gas Co.	3.800%	1/1/43	430	348
[1]	Public Service Electric & Gas Co.	3.800%	3/1/46	2,663	2,108
[1]	Public Service Electric & Gas Co.	3.600%	12/1/47	560	427
[1]	Public Service Electric & Gas Co.	4.050%	5/1/48	764	628
[1]	Public Service Electric & Gas Co.	3.850%	5/1/49	1,393	1,102
[1]	Public Service Electric & Gas Co.	3.200%	8/1/49	1,005	710
[1]	Public Service Electric & Gas Co.	3.150%	1/1/50	1,119	787
[1]	Public Service Electric & Gas Co.	2.700%	5/1/50	1,313	842
[1]	Public Service Electric & Gas Co.	2.050%	8/1/50	1,404	789
[1]	Public Service Electric & Gas Co.	5.125%	3/15/53	2,620	2,558
	Puget Sound Energy Inc.	6.274%	3/15/37	1,307	1,353
	Puget Sound Energy Inc.	5.757%	10/1/39	521	515
	Puget Sound Energy Inc.	5.795%	3/15/40	324	321
	Puget Sound Energy Inc.	5.638%	4/15/41	894	875
	Puget Sound Energy Inc.	4.300%	5/20/45	1,243	1,006
	Puget Sound Energy Inc.	4.223%	6/15/48	2,179	1,767
	Puget Sound Energy Inc.	3.250%	9/15/49	1,665	1,136
	Puget Sound Energy Inc.	2.893%	9/15/51	900	565

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Sound Energy Inc.	5.448%	6/1/53	625	611
	San Diego Gas & Electric Co.	6.000%	6/1/39	1,020	1,039
	San Diego Gas & Electric Co.	4.500%	8/15/40	861	763
[1]	San Diego Gas & Electric Co.	3.750%	6/1/47	695	526
	San Diego Gas & Electric Co.	4.150%	5/15/48	1,325	1,073
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	1,644	1,301
[1]	San Diego Gas & Electric Co.	3.320%	4/15/50	1,221	837
[1]	San Diego Gas & Electric Co.	2.950%	8/15/51	2,485	1,618
	San Diego Gas & Electric Co.	3.700%	3/15/52	1,900	1,414
	San Diego Gas & Electric Co.	5.350%	4/1/53	2,700	2,615
	Sempra	3.800%	2/1/38	3,081	2,509
	Sempra	6.000%	10/15/39	2,375	2,370
	Sempra	4.000%	2/1/48	1,200	918
	Southern California Edison Co.	6.000%	1/15/34	397	411
[1]	Southern California Edison Co.	5.750%	4/1/35	998	1,006
[1]	Southern California Edison Co.	5.350%	7/15/35	1,035	1,025
	Southern California Edison Co.	5.625%	2/1/36	889	875
[1]	Southern California Edison Co.	5.550%	1/15/37	1,581	1,537
[1]	Southern California Edison Co.	5.950%	2/1/38	2,710	2,757
	Southern California Edison Co.	6.050%	3/15/39	1,869	1,886
	Southern California Edison Co.	5.500%	3/15/40	3,087	2,980
	Southern California Edison Co.	4.500%	9/1/40	1,925	1,645
	Southern California Edison Co.	4.050%	3/15/42	1,301	1,029
[1]	Southern California Edison Co.	3.900%	3/15/43	668	512
	Southern California Edison Co.	4.650%	10/1/43	3,478	2,985
[1]	Southern California Edison Co.	3.600%	2/1/45	2,756	1,990
	Southern California Edison Co.	4.000%	4/1/47	5,352	4,143
[1]	Southern California Edison Co.	4.125%	3/1/48	3,186	2,512
[1]	Southern California Edison Co.	4.875%	3/1/49	2,031	1,757
	Southern California Edison Co.	3.650%	2/1/50	2,848	2,062
[1]	Southern California Edison Co.	2.950%	2/1/51	1,349	856
[1]	Southern California Edison Co.	3.650%	6/1/51	2,714	1,935
	Southern California Edison Co.	3.450%	2/1/52	2,225	1,520
[1]	Southern California Edison Co.	5.450%	6/1/52	730	686
	Southern California Edison Co.	5.700%	3/1/53	1,710	1,659
	Southern California Edison Co.	5.875%	12/1/53	1,505	1,498
	Southern California Gas Co.	5.125%	11/15/40	1,080	1,017
	Southern California Gas Co.	3.750%	9/15/42	1,048	794
[1]	Southern California Gas Co.	4.125%	6/1/48	606	471
[1]	Southern California Gas Co.	4.300%	1/15/49	1,457	1,185
[1]	Southern California Gas Co.	3.950%	2/15/50	1,175	891
	Southern California Gas Co.	6.350%	11/15/52	2,885	3,097
	Southern California Gas Co.	5.750%	6/1/53	1,910	1,890
	Southern Co.	4.250%	7/1/36	1,883	1,641
	Southern Co.	4.400%	7/1/46	6,321	5,204
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	748	737
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	809	648
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	2,295	1,707
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	3,818	3,077
	Southern Power Co.	5.150%	9/15/41	1,769	1,601
	Southern Power Co.	5.250%	7/15/43	907	809
[1]	Southern Power Co.	4.950%	12/15/46	1,631	1,388
	Southwest Gas Corp.	3.800%	9/29/46	1,734	1,227
	Southwest Gas Corp.	4.150%	6/1/49	798	598
	Southwestern Electric Power Co.	6.200%	3/15/40	1,172	1,188
[1]	Southwestern Electric Power Co.	3.900%	4/1/45	588	433
[1]	Southwestern Electric Power Co.	3.850%	2/1/48	1,837	1,334
	Southwestern Electric Power Co.	3.250%	11/1/51	456	295
	Southwestern Public Service Co.	4.500%	8/15/41	825	691
	Southwestern Public Service Co.	3.400%	8/15/46	717	493
	Southwestern Public Service Co.	3.700%	8/15/47	595	436
[1]	Southwestern Public Service Co.	4.400%	11/15/48	1,140	926
	Southwestern Public Service Co.	3.750%	6/15/49	1,353	997
[1]	Southwestern Public Service Co.	3.150%	5/1/50	2,890	1,907
	Spire Missouri Inc.	3.300%	6/1/51	641	432
	Tampa Electric Co.	4.100%	6/15/42	1,095	894
	Tampa Electric Co.	4.300%	6/15/48	1,356	1,093
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tampa Electric Co.	4.450%	6/15/49	2,532	2,083
	Tampa Electric Co.	3.625%	6/15/50	2,000	1,441
	Tampa Electric Co.	3.450%	3/15/51	1,629	1,116
	Tampa Electric Co.	5.000%	7/15/52	910	818
	Toledo Edison Co.	6.150%	5/15/37	839	866
	Tucson Electric Power Co.	4.850%	12/1/48	1,345	1,148
	Tucson Electric Power Co.	4.000%	6/15/50	416	311
	Tucson Electric Power Co.	5.500%	4/15/53	1,990	1,918
	Union Electric Co.	5.300%	8/1/37	963	953
	Union Electric Co.	3.900%	9/15/42	1,236	972
	Union Electric Co.	3.650%	4/15/45	2,517	1,875
	Union Electric Co.	4.000%	4/1/48	3,113	2,436
	Union Electric Co.	3.250%	10/1/49	1,635	1,104
	Union Electric Co.	2.625%	3/15/51	1,370	832
	Union Electric Co.	3.900%	4/1/52	2,049	1,608
	Union Electric Co.	5.450%	3/15/53	2,970	2,927
[1]	Virginia Electric & Power Co.	6.000%	1/15/36	1,357	1,403
[1]	Virginia Electric & Power Co.	6.000%	5/15/37	1,491	1,534
	Virginia Electric & Power Co.	6.350%	11/30/37	1,680	1,753
	Virginia Electric & Power Co.	8.875%	11/15/38	2,987	3,878
	Virginia Electric & Power Co.	4.000%	1/15/43	564	458
[1]	Virginia Electric & Power Co.	4.650%	8/15/43	4,350	3,757
	Virginia Electric & Power Co.	4.450%	2/15/44	2,207	1,868
[1]	Virginia Electric & Power Co.	4.200%	5/15/45	4,189	3,374
[1]	Virginia Electric & Power Co.	4.000%	11/15/46	2,283	1,754
	Virginia Electric & Power Co.	4.600%	12/1/48	537	460
	Virginia Electric & Power Co.	3.300%	12/1/49	2,400	1,665
	Virginia Electric & Power Co.	2.950%	11/15/51	1,263	808
[1]	Virginia Electric & Power Co.	4.625%	5/15/52	5,330	4,563
	Virginia Electric & Power Co.	5.450%	4/1/53	2,090	2,023
	Virginia Electric & Power Co.	5.700%	8/15/53	1,500	1,490
[1]	Washington Gas Light Co.	3.796%	9/15/46	1,513	1,116
[1]	Washington Gas Light Co.	3.650%	9/15/49	1,487	1,062
	Wisconsin Electric Power Co.	5.700%	12/1/36	415	416
	Wisconsin Electric Power Co.	4.300%	10/15/48	2,812	2,353
	Wisconsin Power & Light Co.	6.375%	8/15/37	1,056	1,112
	Wisconsin Power & Light Co.	3.650%	4/1/50	443	319
	Wisconsin Public Service Corp.	3.671%	12/1/42	749	559
	Wisconsin Public Service Corp.	4.752%	11/1/44	1,129	983
	Wisconsin Public Service Corp.	3.300%	9/1/49	2,205	1,527
	Wisconsin Public Service Corp.	2.850%	12/1/51	1,353	858
	Xcel Energy Inc.	6.500%	7/1/36	1,281	1,348
	Xcel Energy Inc.	3.500%	12/1/49	1,749	1,215
					851,662
Total Corporate Bonds (Cost $8,092,210)					6,859,249

Long-Term Corporate Bond Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[4]	Vanguard Market Liquidity Fund (Cost $23,841)	5.384%	238,445	23,843
Total Investments (98.5%) (Cost $8,116,051)				6,883,092
Other Assets and Liabilities—Net (1.5%)				101,480
Net Assets (100%)				6,984,572
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, the aggregate value was $62,199,000, representing 0.9% of net assets.
3	Securities with a value of $303,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
DAC—Designated Activity Company.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Long U.S. Treasury Bond	December 2023	101	12,290	155

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2023	(32)	(3,715)	(38)
				117

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,092,210)	6,859,249
Affiliated Issuers (Cost $23,841)	23,843
Total Investments in Securities	6,883,092
Investment in Vanguard	227
Cash	787
Cash Collateral Received for ETF Capital Activity	9,584
Receivables for Investment Securities Sold	95,051
Receivables for Accrued Income	104,429
Receivables for Capital Shares Issued	1,279
Variation Margin Receivable—Futures Contracts	17
Total Assets	7,094,466
Liabilities
Payables for Investment Securities Purchased	98,472
Collateral for ETF Capital Activity	9,584
Payables for Capital Shares Redeemed	1,239
Payables for Distributions	478
Payables to Vanguard	121
Total Liabilities	109,894
Net Assets	6,984,572
At August 31, 2023, net assets consisted of:

Paid-in Capital	8,568,049
Total Distributable Earnings (Loss)	(1,583,477)
Net Assets	6,984,572

ETF Shares—Net Assets
Applicable to 82,352,073 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,251,566
Net Asset Value Per Share—ETF Shares	$75.91

Admiral Shares—Net Assets
Applicable to 15,691,839 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	318,804
Net Asset Value Per Share—Admiral Shares	$20.32

Institutional Shares—Net Assets
Applicable to 16,431,031 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	414,202
Net Asset Value Per Share—Institutional Shares	$25.21

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	286,519
Total Income	286,519
Expenses
The Vanguard Group—Note B
Investment Advisory Services	139
Management and Administrative—ETF Shares	1,425
Management and Administrative—Admiral Shares	171
Management and Administrative—Institutional Shares	136
Marketing and Distribution—ETF Shares	311
Marketing and Distribution—Admiral Shares	16
Marketing and Distribution—Institutional Shares	9
Custodian Fees	118
Auditing Fees	54
Shareholders’ Reports—ETF Shares	118
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	3
Other Expenses	35
Total Expenses	2,539
Expenses Paid Indirectly	(47)
Net Expenses	2,492
Net Investment Income	284,027
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(410,825)
Futures Contracts	(1,458)
Realized Net Gain (Loss)	(412,283)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	56,584
Futures Contracts	116
Change in Unrealized Appreciation (Depreciation)	56,700
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,556)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,006,000, ($6,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($183,092,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	284,027	189,807
Realized Net Gain (Loss)	(412,283)	(185,003)
Change in Unrealized Appreciation (Depreciation)	56,700	(1,393,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,556)	(1,389,097)
Distributions
ETF Shares	(245,908)	(167,480)
Admiral Shares	(13,799)	(9,804)
Institutional Shares	(15,296)	(10,486)
Total Distributions	(275,003)	(187,770)
Capital Share Transactions
ETF Shares	2,016,670	432,025
Admiral Shares	63,314	42,334
Institutional Shares	169,337	13,539
Net Increase (Decrease) from Capital Share Transactions	2,249,321	487,898
Total Increase (Decrease)	1,902,762	(1,088,969)
Net Assets
Beginning of Period	5,081,810	6,170,779
End of Period	6,984,572	5,081,810

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$80.54	$108.31	$107.01	$102.86	$88.35
Investment Operations
Net Investment Income[1]	3.692	3.286	3.294	3.701	3.936
Net Realized and Unrealized Gain (Loss) on Investments[2]	(4.727)	(27.794)	1.288	4.189	14.458
Total from Investment Operations	(1.035)	(24.508)	4.582	7.890	18.394
Distributions
Dividends from Net Investment Income	(3.595)	(3.262)	(3.282)	(3.740)	(3.884)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.595)	(3.262)	(3.282)	(3.740)	(3.884)
Net Asset Value, End of Period	$75.91	$80.54	$108.31	$107.01	$102.86
Total Return	-1.27%	-23.06%	4.39%	7.90%	21.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,252	$4,545	$5,517	$5,214	$4,074
Ratio of Total Expenses to Average Net Assets	0.04%[3]	0.04%[3]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	4.79%	3.47%	3.10%	3.60%	4.36%
Portfolio Turnover Rate[4]	33%	31%	36%	62%	47%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.05, $.01, $.03, $.00, and $.00.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.56	$29.03	$28.68	$27.55	$23.65
Investment Operations
Net Investment Income[1]	.984	.875	.877	.988	1.053
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.260)	(7.473)	.345	1.125	3.895
Total from Investment Operations	(.276)	(6.598)	1.222	2.113	4.948
Distributions
Dividends from Net Investment Income	(.964)	(.872)	(.872)	(.983)	(1.048)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.964)	(.872)	(.872)	(.983)	(1.048)
Net Asset Value, End of Period	$20.32	$21.56	$29.03	$28.68	$27.55
Total Return[3]	-1.25%	-23.10%	4.37%	7.87%	21.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$319	$272	$314	$320	$256
Ratio of Total Expenses to Average Net Assets	0.07%[4]	0.07%[4]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	4.75%	3.44%	3.08%	3.58%	4.34%
Portfolio Turnover Rate[5]	33%	31%	36%	62%	47%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.01, $.00, $.01, $.00, and $.00.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.76	$36.02	$35.59	$34.18	$29.36
Investment Operations
Net Investment Income[1]	1.227	1.092	1.095	1.250	1.314
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.575)	(9.264)	.425	1.387	4.812
Total from Investment Operations	(.348)	(8.172)	1.520	2.637	6.126
Distributions
Dividends from Net Investment Income	(1.202)	(1.088)	(1.090)	(1.227)	(1.306)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.202)	(1.088)	(1.090)	(1.227)	(1.306)
Net Asset Value, End of Period	$25.21	$26.76	$36.02	$35.59	$34.18
Total Return[3]	-1.28%	-23.05%	4.37%	7.91%	21.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$414	$264	$340	$268	$541
Ratio of Total Expenses to Average Net Assets	0.05%[4]	0.05%[4]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	4.78%	3.46%	3.09%	3.68%	4.36%
Portfolio Turnover Rate[5]	33%	31%	36%	62%	47%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.02, $.00, $.01, $.00, and $.00.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund

Long-Term Corporate Bond Index Fund
records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $227,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $47,000 (an annual rate of less than 0.01% of average net assets).

Long-Term Corporate Bond Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	6,859,249	—	6,859,249
Temporary Cash Investments	23,843	—	—	23,843
Total	23,843	6,859,249	—	6,883,092

Derivative Financial Instruments
Assets
Futures Contracts[1]	155	—	—	155
Liabilities
Futures Contracts[1]	38	—	—	38
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(183,121)
Total Distributable Earnings (Loss)	183,121
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	25,787
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(1,241,682)
Capital Loss Carryforwards	(367,104)
Qualified Late-Year Losses	—
Other Temporary Differences	(478)
Total	(1,583,477)

Long-Term Corporate Bond Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	275,003	187,770
Long-Term Capital Gains	—	—
Total	275,003	187,770
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,124,774
Gross Unrealized Appreciation	15,018
Gross Unrealized Depreciation	(1,256,700)
Net Unrealized Appreciation (Depreciation)	(1,241,682)
F.  During the year ended August 31, 2023, the fund purchased $6,393,399,000 of investment securities and sold $4,155,850,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $905,195,000 and $910,064,000, respectively. Purchases and sales include $5,140,946,000 and $3,153,891,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	5,230,203	67,719	4,419,636	47,501
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,213,533)	(41,800)	(3,987,611)	(42,000)
Net Increase (Decrease)—ETF Shares	2,016,670	25,919	432,025	5,501
Admiral Shares
Issued[1]	99,670	4,826	99,673	4,069
Issued in Lieu of Cash Distributions	8,810	427	7,137	287
Redeemed	(45,166)	(2,186)	(64,476)	(2,565)
Net Increase (Decrease)—Admiral Shares	63,314	3,067	42,334	1,791
Institutional Shares
Issued[1]	169,574	6,552	15,822	511
Issued in Lieu of Cash Distributions	15,296	596	10,486	339
Redeemed	(15,533)	(597)	(12,769)	(401)
Net Increase (Decrease)—Institutional Shares	169,337	6,551	13,539	449
1	Includes purchase fees for fiscal 2023 and 2022 of $3,492,000 and $706,000, respectively (fund totals).
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.

Long-Term Corporate Bond Index Fund
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Corporate Bond Index Fund	4,052
Intermediate-Term Corporate Bond Index Fund	5,765
Long-Term Corporate Bond Index Fund	659
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Corporate Bond Index Fund	100.0%
Intermediate-Term Corporate Bond Index Fund	100.0
Long-Term Corporate Bond Index Fund	100.0
The following percentages, or if significantly determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Corporate Bond Index Fund	79.2%
Intermediate-Term Corporate Bond Index Fund	84.2
Long-Term Corporate Bond Index Fund	89.5

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, and Vanguard Long-Term Corporate Bond Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, and Vanguard Long-Term Corporate Bond Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program's operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

"Bloomberg®," Bloomberg U.S. 1–5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, and Bloomberg U.S. 10+ Year Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Corporate Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Corporate Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Corporate Bond Index Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, and Bloomberg U.S. 10+ Year Corporate Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Corporate Bond Index Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Corporate Bond Index Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Index Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Corporate Bond Index Funds customers, in connection with the administration, marketing or trading of the Corporate Bond Index Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORPORATE BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORPORATE BOND INDEX FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September
2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present)
of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16450 102023

Annual Report  |  August 31, 2023
Vanguard Mortgage-Backed Securities Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Mortgage-Backed Securities Index Fund returned –1.98% for Institutional Shares, –1.96% for Admiral Shares, and –1.94% for ETF Shares. (Returns for ETF Shares are based on net asset value.)
•	The Bloomberg U.S. MBS Float Adjusted Index, the benchmark for the fund, returned –1.86% for the 12-month period. By comparison, the U.S. government bond market, as measured by the Bloomberg U.S. Government Float Adjusted Index, returned –2.00%.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 3.19% to 4.11%. Mortgage-backed securities fared worse than corporate bonds but held up better than Treasuries.
•	The average interest rate for 30-year fixed-rate mortgages rose from 5.55% for the week ended August 31, 2022, to 7.18% for the week ended August 31, 2023.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,003.70	$0.20
Admiral™ Shares	1,000.00	1,004.00	0.35
Institutional Shares	1,000.00	1,003.60	0.25
Based on Hypothetical 5% Yearly Return
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Mortgage-Backed Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2013, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-1.94%	-0.32%	0.97%	$11,011
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-1.88	-0.31	0.99	11,041
Bloomberg U.S. MBS Float Adjusted Index	-1.86	-0.19	1.06	11,113
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610
Bloomberg U.S. MBS Float Adjusted Index: Includes U.S. agency mortgage-backed pass-through securities.
See Financial Highlights for dividend and capital gains information.
4

Mortgage-Backed Securities Index Fund
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund Admiral Shares	-1.96%	-0.34%	0.96%	$10,999
Bloomberg U.S. MBS Float Adjusted Index	-1.86	-0.19	1.06	11,113
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.50	11,610

	One Year	Five Years	Since Inception (10/31/2013)	Final Value of a $5,000,000 Investment
Mortgage-Backed Securities Index Fund Institutional Shares	-1.98%	-0.32%	0.79%	$5,403,104
Bloomberg U.S. MBS Float Adjusted Index	-1.86	-0.19	0.88	5,452,475
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	1.36	5,708,561
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: August 31, 2013, Through August 31, 2023
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-1.88%	-1.53%	10.41%
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-1.94	-1.58	10.11
Bloomberg U.S. MBS Float Adjusted Index	-1.86	-0.95	11.13
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Mortgage-Backed Securities Index Fund
Distribution by Stated Maturity
As of August 31, 2023
0 - 10 Years	2.1%
10 - 20 Years	15.2
20 - 30 Years	80.6
30 - 40 Years	2.1
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Mortgage-Backed Securities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (0.1%)
	United States Treasury Note/Bond	4.000%	10/31/29	14,000	13,810
Conventional Mortgage-Backed Securities (99.3%)
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	4,030	3,700
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27–2/1/43	64,047	58,577
[1,2]	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	214,013	191,987
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	215,722	197,894
[1,2]	Freddie Mac Gold Pool	4.000%	3/1/24–6/1/49	161,180	152,174
[1,2]	Freddie Mac Gold Pool	4.500%	3/1/24–11/1/48	66,602	64,362
[1,2]	Freddie Mac Gold Pool	5.000%	9/1/23–11/1/48	20,915	20,827
[1,2]	Freddie Mac Gold Pool	5.500%	10/1/26–6/1/41	18,614	18,778
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	9,756	10,080
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	84	85
[1]	Ginnie Mae I Pool	2.500%	6/15/27–6/15/28	116	105
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	11,742	10,335
[1]	Ginnie Mae I Pool	3.500%	2/15/26–9/15/49	19,968	18,722
[1]	Ginnie Mae I Pool	4.000%	7/15/24–6/15/49	14,194	13,436
[1]	Ginnie Mae I Pool	4.500%	8/15/33–7/15/49	19,074	18,589
[1]	Ginnie Mae I Pool	5.000%	3/15/34–4/15/41	8,065	8,089
[1]	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	56	56
[1]	Ginnie Mae I Pool	7.000%	10/15/27	1	1
[1]	Ginnie Mae II Pool	1.500%	2/20/51–12/20/51	18,793	14,733
[1,3]	Ginnie Mae II Pool	2.000%	8/20/50–9/15/53	755,280	622,541
[1,3]	Ginnie Mae II Pool	2.500%	6/20/27–9/15/53	762,512	650,533
[1,3,4]	Ginnie Mae II Pool	3.000%	10/20/26–9/15/53	762,124	675,464
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–9/15/53	583,142	535,437
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/15/53	410,313	386,263
[1,3]	Ginnie Mae II Pool	4.500%	2/20/39–9/15/53	370,505	355,193
[1,3]	Ginnie Mae II Pool	5.000%	2/20/39–9/15/53	344,438	336,359
[1,3]	Ginnie Mae II Pool	5.500%	2/20/49–9/15/53	247,923	245,702
[1,3]	Ginnie Mae II Pool	6.000%	12/20/52–9/15/53	137,475	138,066
[1,3]	Ginnie Mae II Pool	6.500%	10/20/28–9/15/53	67,737	68,631
[1]	Ginnie Mae II Pool	7.000%	4/20/38–2/20/53	4,601	4,743
[1,2]	UMBS Pool	1.500%	7/1/35–4/1/52	972,864	774,864
[1,2,3]	UMBS Pool	2.000%	11/1/23–9/25/53	4,139,805	3,376,186
[1,2,3]	UMBS Pool	2.500%	3/1/27–9/25/53	2,939,609	2,479,937
[1,2,3]	UMBS Pool	3.000%	10/1/26–9/25/53	1,846,906	1,620,635
[1,2,3]	UMBS Pool	3.500%	8/1/25–9/25/53	1,181,072	1,073,454
[1,2,3]	UMBS Pool	4.000%	4/1/24–9/25/53	957,235	896,259
[1,2,3]	UMBS Pool	4.500%	9/1/23–9/25/53	765,078	732,026
7

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,3]	UMBS Pool	5.000%	10/1/23–9/25/53	800,685	780,390
[1,2,3]	UMBS Pool	5.500%	11/1/24–9/25/53	659,101	654,362
[1,2,3]	UMBS Pool	6.000%	12/1/25–9/25/53	344,614	347,236
[1,2,3]	UMBS Pool	6.500%	11/1/52–9/25/53	143,603	146,448
[1,2]	UMBS Pool	7.000%	10/1/33–7/1/53	6,671	6,864
					17,710,123
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	3.838%	12/1/41	16	16
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	4.762%	9/1/37	9	9
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.477%	3.851%	3/1/43	84	84
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.552%	5.418%	10/1/37	17	17
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	6.808%	7/1/43	145	149
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.586%	4.928%	6/1/43	21	22
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	4.127%	3/1/38	2	2
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.669%	5.293%	10/1/42	29	30
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	4.305%	10/1/39	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	5.940%	9/1/42	113	115
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	4.856%	8/1/39	16	16
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	3.950%	12/1/40	32	32
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.734%	4.579%	5/1/42	8	9
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.773%	4.456%	5/1/42	6	7
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.794%	5.368%	3/1/42	16	16
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	4.144%	11/1/39	4	4
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.797%	4.484%	8/1/42	39	39
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	4.055%	11/1/41	22	22
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.807%	4.198%	3/1/41	21	21
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	4.060%	10/1/40–12/1/40	2	2
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.063%	11/1/41	4	4
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.073%	1/1/42	28	28
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.065%	11/1/40	2	2
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.108%	12/1/41	20	20
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	5.449%	5/1/41	11	11
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	4.308%	4/1/41	16	16
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	5.287%	2/1/42	23	23
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	5.210%	5/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.836%	4.143%	2/1/41	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.839%	4.089%	12/1/39	32	33
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.862%	5.428%	9/1/40	15	15
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.914%	5.289%	4/1/37	3	3
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.890%	11/1/43	42	42
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	3.910%	10/1/37	2	2
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	4.073%	2/1/37	8	8
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	3.995%	12/1/40	5	5
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.846%	4.141%	2/1/42	7	7
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	5.848%	6/1/41	10	11
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.881%	5.593%	6/1/40	3	3
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.895%	4.601%	9/1/40	5	5
8

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.898%	4.686%	12/1/39	4	4
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	6.150%	6/1/40	1	2
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	4.389%	2/1/41	23	23
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	4.585%	3/1/38	5	5
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.625%	7/20/41–8/20/41	30	29
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.750%	11/20/40–12/20/42	104	101
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.625%	1/20/41–2/20/41	96	91
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.875%	4/20/41	2	2
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.250%	11/20/40	2	2
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.375%	5/20/41	1	1
					1,118
Total U.S. Government and Agency Obligations (Cost $19,810,800)					17,725,051
				Shares
Temporary Cash Investments (3.1%)
Money Market Fund (3.1%)
[6]	Vanguard Market Liquidity Fund (Cost $550,252)	5.384%		5,503,684	550,313
Total Investments (102.5%) (Cost $20,361,052)					18,275,364
Other Assets and Liabilities—Net (-2.5%)					(453,757)
Net Assets (100%)					17,821,607
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2023.
4	Securities with a value of $618,000 have been segregated as initial margin for open futures contracts.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
CMT—Constant Maturing Treasury Rate.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
9

Mortgage-Backed Securities Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2023	175	20,319	231
See accompanying Notes, which are an integral part of the Financial Statements.
10

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $19,810,800)	17,725,051
Affiliated Issuers (Cost $550,252)	550,313
Total Investments in Securities	18,275,364
Investment in Vanguard	581
Cash	32
Receivables for Investment Securities Sold	280,509
Receivables for Accrued Income	52,649
Receivables for Capital Shares Issued	25,205
Variation Margin Receivable—Futures Contracts	49
Total Assets	18,634,389
Liabilities
Payables for Investment Securities Purchased	807,012
Payables for Capital Shares Redeemed	4,637
Payables for Distributions	808
Payables to Vanguard	325
Total Liabilities	812,782
Net Assets	17,821,607
11

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	20,294,454
Total Distributable Earnings (Loss)	(2,472,847)
Net Assets	17,821,607

ETF Shares—Net Assets
Applicable to 361,310,355 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,342,516
Net Asset Value Per Share—ETF Shares	$45.23

Admiral Shares—Net Assets
Applicable to 68,852,134 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,242,473
Net Asset Value Per Share—Admiral Shares	$18.05

Institutional Shares—Net Assets
Applicable to 9,676,789 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	236,618
Net Asset Value Per Share—Institutional Shares	$24.45
See accompanying Notes, which are an integral part of the Financial Statements.
12

Mortgage-Backed Securities Index Fund
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Interest[1]	517,463
Total Income	517,463
Expenses
The Vanguard Group—Note B
Investment Advisory Services	363
Management and Administrative—ETF Shares	4,000
Management and Administrative—Admiral Shares	686
Management and Administrative—Institutional Shares	91
Marketing and Distribution—ETF Shares	661
Marketing and Distribution—Admiral Shares	67
Marketing and Distribution—Institutional Shares	9
Custodian Fees	142
Auditing Fees	38
Shareholders’ Reports—ETF Shares	889
Shareholders’ Reports—Admiral Shares	50
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	9
Other Expenses	21
Total Expenses	7,026
Expenses Paid Indirectly	(55)
Net Expenses	6,971
Net Investment Income	510,492
Realized Net Gain (Loss)
Investment Securities Sold[1]	(295,730)
Futures Contracts	(1,422)
Realized Net Gain (Loss)	(297,152)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(522,356)
Futures Contracts	231
Change in Unrealized Appreciation (Depreciation)	(522,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	(308,785)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,217,000, $236,000, $1,000, and ($54,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Mortgage-Backed Securities Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	510,492	269,246
Realized Net Gain (Loss)	(297,152)	(124,045)
Change in Unrealized Appreciation (Depreciation)	(522,125)	(1,756,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	(308,785)	(1,611,446)
Distributions
ETF Shares	(450,787)	(229,467)
Admiral Shares	(36,725)	(21,594)
Institutional Shares	(6,820)	(2,331)
Total Distributions	(494,332)	(253,392)
Capital Share Transactions
ETF Shares	2,666,471	1,036,092
Admiral Shares	87,714	(37,825)
Institutional Shares	67,440	73,757
Net Increase (Decrease) from Capital Share Transactions	2,821,625	1,072,024
Total Increase (Decrease)	2,018,508	(792,814)
Net Assets
Beginning of Period	15,803,099	16,595,913
End of Period	17,821,607	15,803,099
See accompanying Notes, which are an integral part of the Financial Statements.
14

Mortgage-Backed Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$47.53	$53.47	$54.36	$53.26	$51.38
Investment Operations
Net Investment Income[1]	1.424	.842	.581	1.197	1.564
Net Realized and Unrealized Gain (Loss) on Investments	(2.344)	(5.995)	(.768)	1.146	1.859
Total from Investment Operations	(.920)	(5.153)	(.187)	2.343	3.423
Distributions
Dividends from Net Investment Income	(1.380)	(.787)	(.594)	(1.243)	(1.543)
Distributions from Realized Capital Gains	—	—	(.109)	—	—
Total Distributions	(1.380)	(.787)	(.703)	(1.243)	(1.543)
Net Asset Value, End of Period	$45.23	$47.53	$53.47	$54.36	$53.26
Total Return	-1.94%	-9.71%	-0.35%	4.45%	6.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,343	$14,405	$15,055	$11,643	$10,316
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%[2]	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.10%	1.67%	1.08%	2.22%	3.01%
Portfolio Turnover Rate[3]	101%	170%	316%	218%	190%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Includes 80%, 113%, 237%, 11%, and 34%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Mortgage-Backed Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.98	$21.37	$21.72	$21.26	$20.51
Investment Operations
Net Investment Income[1]	.563	.328	.211	.470	.622
Net Realized and Unrealized Gain (Loss) on Investments	(.934)	(2.391)	(.292)	.463	.742
Total from Investment Operations	(.371)	(2.063)	(.081)	.933	1.364
Distributions
Dividends from Net Investment Income	(.559)	(.327)	(.225)	(.473)	(.614)
Distributions from Realized Capital Gains	—	—	(.044)	—	—
Total Distributions	(.559)	(.327)	(.269)	(.473)	(.614)
Net Asset Value, End of Period	$18.05	$18.98	$21.37	$21.72	$21.26
Total Return[2]	-1.96%	-9.72%	-0.38%	4.43%	6.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,242	$1,219	$1,419	$1,159	$841
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[3]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.07%	1.62%	0.98%	2.18%	2.99%
Portfolio Turnover Rate[4]	101%	170%	316%	218%	190%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Includes 80%, 113%, 237%, 11%, and 34%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Mortgage-Backed Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.72	$28.96	$29.44	$28.81	$27.79
Investment Operations
Net Investment Income[1]	.771	.467	.393	.641	.846
Net Realized and Unrealized Gain (Loss) on Investments	(1.278)	(3.258)	(.503)	.636	1.011
Total from Investment Operations	(.507)	(2.791)	(.110)	1.277	1.857
Distributions
Dividends from Net Investment Income	(.763)	(.449)	(.311)	(.647)	(.837)
Distributions from Realized Capital Gains	—	—	(.059)	—	—
Total Distributions	(.763)	(.449)	(.370)	(.647)	(.837)
Net Asset Value, End of Period	$24.45	$25.72	$28.96	$29.44	$28.81
Total Return	-1.98%	-9.70%	-0.38%	4.48%	6.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$237	$179	$122	$171	$119
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%[2]	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.10%	1.71%	1.35%	2.20%	3.01%
Portfolio Turnover Rate[3]	101%	170%	316%	218%	190%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Includes 80%, 113%, 237%, 11%, and 34%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
17

Mortgage-Backed Securities Index Fund
Notes to Financial Statements
Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At August 31, 2023, counterparties had deposited in segregated accounts securities with a value of $2,124,000 and cash of $380,000 in connection with TBA transactions.
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income
18

Mortgage-Backed Securities Index Fund
securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
19

Mortgage-Backed Securities Index Fund
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
20

Mortgage-Backed Securities Index Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2023, the fund had contributed to Vanguard capital in the amount of $581,000, representing less than 0.01% of the fund’s net assets and 0.23% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $55,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	17,725,051	—	17,725,051
Temporary Cash Investments	550,313	—	—	550,313
Total	550,313	17,725,051	—	18,275,364

Derivative Financial Instruments
Assets
Futures Contracts[1]	231	—	—	231
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the timing of
21

Mortgage-Backed Securities Index Fund
payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	48,248
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(2,104,087)
Capital Loss Carryforwards	(416,200)
Qualified Late-Year Losses	—
Other Temporary Differences	(808)
Total	(2,472,847)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	494,332	253,392
Long-Term Capital Gains	—	—
Total	494,332	253,392
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	20,379,451
Gross Unrealized Appreciation	8,143
Gross Unrealized Depreciation	(2,112,230)
Net Unrealized Appreciation (Depreciation)	(2,104,087)
F.  During the year ended August 31, 2023, the fund purchased $19,337,886,000 of investment securities and sold $16,601,022,000 of investment securities, other than temporary cash investments.
22

Mortgage-Backed Securities Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,283,280	71,834	3,012,787	60,434
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(616,809)	(13,575)	(1,976,695)	(38,950)
Net Increase (Decrease)—ETF Shares	2,666,471	58,259	1,036,092	21,484
Admiral Shares
Issued	507,368	27,567	518,758	25,847
Issued in Lieu of Cash Distributions	28,376	1,549	16,300	816
Redeemed	(448,030)	(24,490)	(572,883)	(28,821)
Net Increase (Decrease)—Admiral Shares	87,714	4,626	(37,825)	(2,158)
Institutional Shares
Issued	88,292	3,568	95,097	3,492
Issued in Lieu of Cash Distributions	6,744	272	2,331	87
Redeemed	(27,596)	(1,116)	(23,671)	(853)
Net Increase (Decrease)—Institutional Shares	67,440	2,724	73,757	2,726
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund's use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2023, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result
23

Mortgage-Backed Securities Index Fund
in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Mortgage-Backed Securities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mortgage-Backed Securities Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
The fund hereby designates $5,076,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
26

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Mortgage-Backed Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
27

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
28

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Mortgage-Backed Securities Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
29

"Bloomberg®" and Bloomberg U.S. MBS Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Mortgage-Backed Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Mortgage-Backed Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Mortgage-Backed Securities Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. MBS Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Mortgage-Backed Securities Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Mortgage-Backed Securities Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. MBS Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Mortgage-Backed Securities Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Mortgage-Backed Securities Index Fund customers, in connection with the administration, marketing or trading of the Mortgage-Backed Securities Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MORTGAGE-BACKED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MORTGAGE-BACKED SECURITIES INDEX FUND OR THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
30

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16480 102023

Annual Report  |  August 31, 2023
Vanguard Total Corporate Bond ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Total Corporate Bond ETF returned 1.13% (based on net asset value), roughly in line with the 0.90% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by many major central banks including the Federal Reserve fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 3.19% to 4.11%. With yield spreads narrowing for corporate bonds, they outperformed both Treasuries and mortgage-backed securities.
•	By sector, returns were positive for bonds issued by industrial companies and financial institutions and negative for bonds issued by utility companies.
•	By maturity, the positive returns from shorter-dated corporate bonds in the index more than offset the declines posted by their long-dated counterparts. By credit quality, corporate bonds on the bottom rung of the investment-grade ladder outperformed higher-rated bonds.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
Total Corporate Bond ETF	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,021.00	$0.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,025.00	0.20
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.04%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 7, 2017, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Five Years	Since Inception (11/7/2017)	Final Value of a $10,000 Investment
Total Corporate Bond ETF Net Asset Value	1.13%	1.31%	0.84%	$10,501
Total Corporate Bond ETF Market Price	1.15	1.31	0.84	10,500
Bloomberg U.S. Corporate Bond Index	0.90	1.41	0.95	10,565
Bloomberg U.S. Aggregate Float Adjusted Index	-1.05	0.55	0.30	10,174
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Total Corporate Bond ETF
Cumulative Returns of ETF Shares: November 7, 2017, Through August 31, 2023
	One Year	Five Years	Since Inception (11/7/2017)
Total Corporate Bond ETF Market Price	1.15%	6.71%	5.00%
Total Corporate Bond ETF Net Asset Value	1.13	6.71	5.01
Bloomberg U.S. Corporate Bond Index	0.90	7.24	5.65
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Total Corporate Bond ETF
Underlying Vanguard Funds
As of August 31, 2023
Vanguard Short-Term Corporate Bond ETF	39.2%
Vanguard Long-Term Corporate Bond ETF	33.4
Vanguard Intermediate-Term Corporate Bond ETF	27.4
The table reflects the fund's investments, except for short-term investments.
6

Total Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	6,119,628	463,868
Vanguard Long-Term Corporate Bond ETF	5,190,370	394,676
Vanguard Intermediate-Term Corporate Bond ETF	4,140,161	324,133
Total Investment Companies (Cost $1,297,876)		1,182,677
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.384% (Cost $486)	4,863	486
Total Investments (100.0%) (Cost $1,298,362)		1,183,163
Other Assets and Liabilities—Net (0.0%)		(1)
Net Assets (100%)		1,183,162
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,298,362)	1,183,163
Receivables for Investment Securities Sold	1,371
Receivables for Accrued Income	2
Receivables for Capital Shares Issued	6
Total Assets	1,184,542
Liabilities
Payables for Investment Securities Purchased	1,380
Total Liabilities	1,380
Net Assets	1,183,162
At August 31, 2023, net assets consisted of:

Paid-in Capital	1,312,983
Total Distributable Earnings (Loss)	(129,821)
Net Assets	1,183,162

Net Assets
Applicable to 15,830,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,183,162
Net Asset Value Per Share	$74.74
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Corporate Bond ETF
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	32,421
Net Investment Income—Note B	32,421
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold[1]	(5,962)
Realized Net Gain (Loss)	(5,962)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(6,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,351
1	Includes $3,262,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Corporate Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,421	16,032
Realized Net Gain (Loss)	(5,962)	(9,016)
Change in Unrealized Appreciation (Depreciation)	(6,108)	(111,968)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,351	(104,952)
Distributions
Total Distributions	(32,389)	(16,149)
Capital Share Transactions
Issued	686,441	108,869
Issued in Lieu of Cash Distributions	—	—
Redeemed	(70,310)	(103,767)
Net Increase (Decrease) from Capital Share Transactions	616,131	5,102
Total Increase (Decrease)	604,093	(115,999)
Net Assets
Beginning of Period	579,069	695,068
End of Period	1,183,162	579,069
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total Corporate Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$76.60	$92.55	$92.62	$89.19	$81.59
Investment Operations
Net Investment Income[1]	2.644	2.141	2.229	2.638	2.825
Capital Gain Distributions Received[1]	—	.237	.053	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.806)	(16.168)	(.131)	3.614	7.717
Total from Investment Operations	.838	(13.790)	2.151	6.252	10.542
Distributions
Dividends from Net Investment Income	(2.698)	(2.148)	(2.221)	(2.822)	(2.942)
Distributions from Realized Capital Gains	—	(.012)	—	—	—
Total Distributions	(2.698)	(2.160)	(2.221)	(2.822)	(2.942)
Net Asset Value, End of Period	$74.74	$76.60	$92.55	$92.62	$89.19
Total Return	1.13%	-15.11%	2.37%	7.18%	13.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,183	$579	$695	$619	$203
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.52%	2.52%	2.43%	2.94%	3.38%
Portfolio Turnover Rate[2]	10%	14%	10%	40%	12%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Total Corporate Bond ETF
Notes to Financial Statements
Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the perfomance of its target index by investing in select Vanguard bond index ETF shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
12

Total Corporate Bond ETF
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended August 31, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,385
Total Distributable Earnings (Loss)	(3,385)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from
13

Total Corporate Bond ETF
wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(122,694)
Capital Loss Carryforwards	(7,163)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(129,821)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	32,389	16,149
Long-Term Capital Gains	—	—
Total	32,389	16,149
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,305,857
Gross Unrealized Appreciation	5,737
Gross Unrealized Depreciation	(128,431)
Net Unrealized Appreciation (Depreciation)	(122,694)
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	9,210	1,310
Issued in Lieu of Cash Distributions	—	—
Redeemed	(940)	(1,260)
Net Increase (Decrease) in Shares Outstanding	8,270	50
14

Total Corporate Bond ETF
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2022 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2023 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	159,976	199,168	33,151	(965)	(895)	8,718	—	324,133
Vanguard Long-Term Corporate Bond ETF	203,399	271,981	69,439	(4,613)	(6,652)	14,186	—	394,676
Vanguard Market Liquidity Fund	281	NA3	NA3	—	—	19	—	486
Vanguard Short-Term Corporate Bond ETF	215,431	308,895	61,513	(384)	1,439	9,498	—	463,868
Total	579,087	780,044	164,103	(5,962)	(6,108)	32,421	—	1,183,163
1	Includes $686,164,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $70,286,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At August 31, 2023, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
The fund hereby designates $85,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 84.5%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
17

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2017; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the performance of the fund since its inception in 2017, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses below the relevant peer-group average.
18

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the Total Corporate Bond ETF and its underlying funds ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
19

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

”Bloomberg®” and the Bloomberg U.S. Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Total Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Corporate Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Total Corporate Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Corporate Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Corporate Bond ETF into consideration in determining, composing or calculating the Bloomberg U.S. Corporate Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Corporate Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total Corporate Bond ETF customers, in connection with the administration, marketing or trading of the Total Corporate Bond ETF.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL CORPORATE BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL CORPORATE BOND ETF OR BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
21

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q9850 102023

Annual Report  |  August 31, 2023
Vanguard Total World Bond ETF
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2023, Vanguard Total World Bond ETF returned –0.03% (based on net asset value), roughly in line with the –0.12% return of its expense-free benchmark.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs but remained stubbornly high in some sectors—including services, which felt the effects of a tight labor market. While aggressive interest rate hikes by major central banks fanned fears of recession and weighed on bond prices, the economy proved more resilient than expected.
•	U.S. bonds, which accounted for about half of the ETF’s assets at the end of the period, underperformed the index as a whole. Results for the United Kingdom and Belgium were also subpar. Among the outperformers were China, South Korea, and a number of European countries, including Switzerland, Italy, and Sweden.
•	Negative returns from government bonds and mortgage-backed securities offset gains posted by corporate bonds, with securities issued by financial institutions and industrial companies performing the best.
•	By maturity, long-dated bonds lagged. And by credit quality, bonds on the bottom rung of the investment-grade ladder performed better than higher-rated bonds.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.40%	9.93%	10.77%
Russell 2000 Index (Small-caps)	4.65	8.12	3.14
Russell 3000 Index (Broad U.S. market)	14.76	9.81	10.25
FTSE All-World ex US Index (International)	12.02	4.49	3.74
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-1.05%	-4.40%	0.55%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.70	-1.32	1.52
FTSE Three-Month U.S. Treasury Bill Index	4.44	1.63	1.68
CPI
Consumer Price Index	3.67%	5.71%	4.02%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total World Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total World Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2023
Total World Bond ETF	Beginning Account Value 2/28/2023	Ending Account Value 8/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,020.20	$0.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.95	0.26
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.05%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total World Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 4, 2018, Through August 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2023
	One Year	Since Inception (9/4/2018)	Final Value of a $10,000 Investment
Total World Bond ETF Net Asset Value	-0.03%	0.44%	$10,223
Total World Bond ETF Market Price	-0.07	0.44	10,220
Bloomberg Global Aggregate Float Adjusted Composite Index	-0.12	0.51	10,255
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Bloomberg Global Aggregate Float Adjusted Composite Index: Composed of the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index.
See Financial Highlights for dividend and capital gains information.
4

Total World Bond ETF
Cumulative Returns of ETF Shares: September 4, 2018, Through August 31, 2023
	One Year	Since Inception (9/4/2018)
Total World Bond ETF Market Price	-0.07%	2.20%
Total World Bond ETF Net Asset Value	-0.03	2.23
Bloomberg Global Aggregate Float Adjusted Composite Index	-0.12	2.55
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Total World Bond ETF
Underlying Vanguard Funds
As of August 31, 2023
Vanguard Total Bond Market ETF	51.1%
Vanguard Total International Bond ETF	48.9
The table reflects the fund's investments, except for short-term investments.
6

Total World Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Fund (51.1%)
Vanguard Total Bond Market ETF	4,827,290	346,358
International Bond Fund (48.9%)
Vanguard Total International Bond ETF	6,804,821	331,803
Total Investment Companies (Cost $770,840)		678,161
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.384% (Cost $128)	1,283	128
Total Investments (100.0%) (Cost $770,968)		678,289
Other Assets and Liabilities—Net (0.0%)		(6)
Net Assets (100%)		678,283
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total World Bond ETF
Statement of Assets and Liabilities
As of August 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $770,968)	678,289
Receivables for Investment Securities Sold	2,292
Receivables for Accrued Income	1
Total Assets	680,582
Liabilities
Payables for Investment Securities Purchased	2,299
Total Liabilities	2,299
Net Assets	678,283
At August 31, 2023, net assets consisted of:

Paid-in Capital	780,025
Total Distributable Earnings (Loss)	(101,742)
Net Assets	678,283

Net Assets
Applicable to 9,990,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	678,283
Net Asset Value Per Share	$67.90
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total World Bond ETF
Statement of Operations

Year Ended August 31, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	14,472
Net Investment Income—Note B	14,472
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold[1]	(4,654)
Realized Net Gain (Loss)	(4,654)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(10,246)
Net Increase (Decrease) in Net Assets Resulting from Operations	(428)
1	Includes $411,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total World Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,472	15,064
Realized Net Gain (Loss)	(4,654)	(3,721)
Change in Unrealized Appreciation (Depreciation)	(10,246)	(84,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	(428)	(73,199)
Distributions
Total Distributions	(14,468)	(15,650)
Capital Share Transactions
Issued	179,865	209,449
Issued in Lieu of Cash Distributions	—	—
Redeemed	(56,515)	(132,239)
Net Increase (Decrease) from Capital Share Transactions	123,350	77,210
Total Increase (Decrease)	108,454	(11,639)
Net Assets
Beginning of Period	569,829	581,468
End of Period	678,283	569,829
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total World Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,				September 4, 2018[1] to August 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$69.58	$80.76	$81.56	$80.97	$75.00
Investment Operations
Net Investment Income[2]	1.623	1.912	1.108	2.125	2.004
Capital Gain Distributions Received[2]	—	.327	.146	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.668)	(11.356)	(.929)	.782	6.071
Total from Investment Operations	(.045)	(9.117)	.325	2.907	8.075
Distributions
Dividends from Net Investment Income	(1.635)	(1.984)	(1.125)	(2.317)	(2.105)
Distributions from Realized Capital Gains	—	(.079)	—	—	—
Total Distributions	(1.635)	(2.063)	(1.125)	(2.317)	(2.105)
Net Asset Value, End of Period	$67.90	$69.58	$80.76	$81.56	$80.97
Total Return	-0.03%	-11.51%	0.40%	3.69%	11.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$678	$570	$581	$448	$160
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—[3]
Acquired Fund Fees and Expenses	0.05%	0.05%	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	2.38%	2.55%	1.37%	2.64%	2.62%[3]
Portfolio Turnover Rate[4]	14%	13%	10%	19%	8%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Total World Bond ETF
Notes to Financial Statements
Vanguard Total World Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the perfomance of its target index by investing in select Vanguard bond index ETF shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
12

Total World Bond ETF
For the year ended August 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended August 31, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	518
Total Distributable Earnings (Loss)	(518)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from
13

Total World Bond ETF
wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(95,916)
Capital Loss Carryforwards	(5,837)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(101,742)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	14,468	15,101
Long-Term Capital Gains	—	549
Total	14,468	15,650
*	Includes short-term capital gains, if any.
As of August 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	774,205
Gross Unrealized Appreciation	210
Gross Unrealized Depreciation	(96,126)
Net Unrealized Appreciation (Depreciation)	(95,916)
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2023 Shares (000)	2022 Shares (000)

Issued	2,630	2,810
Issued in Lieu of Cash Distributions	—	—
Redeemed	(830)	(1,820)
Net Increase (Decrease) in Shares Outstanding	1,800	990
14

Total World Bond ETF
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2022 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	410	NA3	NA3	—	—	9	—	128
Vanguard Total Bond Market ETF	298,702	135,092	75,049	(2,808)	(9,579)	8,904	—	346,358
Vanguard Total International Bond ETF	270,714	133,064	69,462	(1,846)	(667)	5,559	—	331,803
Total	569,826	268,156	144,511	(4,654)	(10,246)	14,472	—	678,289
1	Includes $179,789,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $56,494,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2023, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total World Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total World Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 4, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and for the period September 4, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
The fund hereby designates $3,103,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 72.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 53.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
17

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total World Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses
18

directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses below the relevant peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the Total World Bond ETF and its underlying funds ensures the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
19

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total World Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2022, through December 31, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

”Bloomberg®” and the Bloomberg Global Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Total World Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total World Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Total World Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Global Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total World Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total World Bond ETF into consideration in determining, composing or calculating the Bloomberg Global Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total World Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total World Bond ETF customers, in connection with the administration, marketing or trading of the Total World Bond ETF.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL WORLD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL WORLD BOND ETF OR BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
21

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q30610 102023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2023: $558,000
Fiscal Year Ended August 31, 2022: $536,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2023: $9,326,156
Fiscal Year Ended August 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended August 31, 2023: $3,295,934
Fiscal Year Ended August 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended August 31, 2023: $1,678,928
Fiscal Year Ended August 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended August 31, 2023: $25,000
Fiscal Year Ended August 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2023: $1,703,928
Fiscal Year Ended August 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2023

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 19, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.